UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-800-927-4648

Date of fiscal year end: March 31

Date of reporting period: December 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Quarterly Schedule of Portfolio Holdings on Form N-Q in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission provides the information required by Item 1 for a limited number of the Registrant’s series. This submission of the Quarterly Schedule of Portfolio Holdings on Form N-Q provides the information required by Item 1 for the Registrant’s other series that were not included in the Registrant’s initial submission. Apart from Item 1, this companion submission is identical in all material respects to the initial filing.

Item1. Schedule of Investments

Table of Contents

PIMCO All Asset All Authority Fund	PIMCO Mortgage-Backed Securities Fund

PIMCO All Asset Fund	PIMCO Municipal Bond Fund

PIMCO California Intermediate Municipal Bond Fund	PIMCO MuniGO Fund

PIMCO California Short Duration Municipal Income Fund	PIMCO New York Municipal Bond Fund

PIMCO CommoditiesPLUS Short Strategy Fund	PIMCO Real IncomeTM 2019 Fund

PIMCO CommoditiesPLUSTM Strategy Fund	PIMCO Real IncomeTM 2029 Fund

PIMCO CommodityRealReturn Strategy Fund®	PIMCO Real Return Asset Fund

PIMCO Convertible Fund	PIMCO Real Return Fund

PIMCO Developing Local Markets Fund	PIMCO RealEstateRealReturn Strategy Fund

PIMCO Diversified Income Fund	PIMCO RealRetirement® 2010 Fund

PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	PIMCO RealRetirement® 2020 Fund

PIMCO Emerging Local Bond Fund	PIMCO RealRetirement® 2030 Fund

PIMCO Emerging Markets and Infrastructure Bond Fund	PIMCO RealRetirement® 2040 Fund

PIMCO Emerging Markets Bond Fund	PIMCO RealRetirement® 2050 Fund

PIMCO Extended Duration Fund	PIMCO Short Duration Municipal Income Fund

PIMCO Floating Income Fund	PIMCO Short-Term Fund

PIMCO Foreign Bond Fund (Unhedged)	PIMCO Small Cap StocksPLUS® TR Fund

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Fund

PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

PIMCO Fundamental IndexPLUSTM Fund	PIMCO StocksPLUS® Total Return Fund

PIMCO Fundamental IndexPLUSTM TR Fund	PIMCO StocksPLUS® TR Short Strategy Fund

PIMCO Global Advantage Strategy Bond Fund	PIMCO Tax Managed Real Return Fund

PIMCO Global Bond Fund (Unhedged)	PIMCO Total Return Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PIMCO Total Return Fund II

PIMCO Global Multi-Asset Fund	PIMCO Total Return Fund III

PIMCO GNMA Fund	PIMCO Unconstrained Bond Fund

PIMCO Government Money Market Fund	PIMCO Unconstrained Tax Managed Bond Fund

PIMCO High Yield Fund	PIMCO Asset-Backed Securities Portfolio

PIMCO High Yield Municipal Bond Fund	PIMCO Developing Local Markets Portfolio

PIMCO High Yield Spectrum Fund	PIMCO Emerging Markets Portfolio

PIMCO Income Fund	PIMCO FX Strategies Portfolio

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PIMCO High Yield Portfolio

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO International Portfolio

PIMCO Investment Grade Corporate Bond Fund	PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Total Return Fund	PIMCO Long Duration Corporate Bond Portfolio

PIMCO Long-Term Credit Fund	PIMCO Mortgage Portfolio

PIMCO Long-Term U.S. Government Fund	PIMCO Municipal Sector Portfolio

PIMCO Low Duration Fund	PIMCO Real Return Portfolio

PIMCO Low Duration Fund II	PIMCO Short-Term Floating NAV Portfolio

PIMCO Low Duration Fund III	PIMCO Short-Term Floating NAV Portfolio II

PIMCO Moderate Duration Fund	PIMCO Short-Term Portfolio

PIMCO Money Market Fund	PIMCO U.S. Government Sector Portfolio

Schedule of Investments

PIMCO Short Duration Municipal Income Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 0.7%
BANKING & FINANCE 0.7%
American International Group, Inc.
4.250% due 05/15/2013	$300	$311
General Electric Capital Corp.
0.458% due 07/27/2012	450	449
JPMorgan Chase & Co.
7.900% due 04/29/2049	1,400	1,493
SLM Corp.
0.518% due 10/25/2011	125	124

Total Corporate Bonds & Notes (Cost $2,179)		2,377

MUNICIPAL BONDS & NOTES 94.5%
ALABAMA 0.5%
Cullman County, Alabama Health Care Authority Revenue Notes, Series 2009
5.000% due 02/01/2012	1,245	1,268
University of Alabama Revenue Notes, Series 2008
5.000% due 07/01/2015	320	364

		1,632

ALASKA 0.3%
Alaska State Industrial Development & Export Authority Revenue Notes, Series 2010
5.000% due 04/01/2012	250	262
North Slope, Alaska General Obligation Notes, Series 2009
5.000% due 06/30/2012	750	794

		1,056

ARIZONA 1.3%
Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2011	2,195	2,241
5.000% due 08/01/2012	2,305	2,436

		4,677

ARKANSAS 0.4%
University of Arkansas Revenue Notes, Series 2009
3.000% due 11/01/2012	200	208
University of Arkansas Revenue Notes, Series 2010
3.000% due 12/01/2012	1,295	1,339

		1,547

CALIFORNIA 10.2%
California State Department of Water Resources Revenue Bonds, Series 2002
6.000% due 05/01/2014	3,075	3,322
California State Educational Facilities Authority Revenue Bonds, Series 2008
0.350% due 10/01/2026	360	360
California State Educational Facilities Authority Revenue Notes, Series 2010
1.140% due 10/01/2015	950	954
California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	527
California State Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	750	801
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,600	1,627
California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011	500	500
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.260% due 11/01/2026	1,000	1,000
California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 06/15/2013	1,150	1,219
Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2012	790	794
Fresno, California Revenue Notes, Series 2010
0.750% due 06/01/2011	775	774
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	1,110	1,221
6.250% due 06/01/2033	3,945	4,302
Irvine, California Special Assessment Bonds, Series 1994
0.280% due 09/02/2020	384	384
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.360% due 07/01/2031	200	200
Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.500% due 05/15/2012	2,980	3,070
Los Angeles, California Department of Water & Power Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	10	10
Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,290
Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	350	351
Pasadena, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	1,465	1,485
San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,445
San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,226
San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	480	503
San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2009
5.000% due 07/15/2013	1,000	1,083
Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
3.000% due 08/01/2011	150	152
Southern California State Metropolitan Water District Revenue Bonds, Series 1999
0.340% due 07/01/2027	300	300
Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	580
University of California Regents Medical Center Revenue Bonds, Series 2007
0.290% due 05/15/2032	555	555
University of California Regents Medical Center Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,130
Visalia, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2013	1,765	1,873

		37,038

COLORADO 2.4%
Colorado Springs, Colorado School District No. 11 Facilities Corp. Certificates of Participation Notes, Series 2009
3.000% due 12/01/2011	550	559
Colorado State Certificates of Participation Notes, Series 2010
3.000% due 03/01/2012	510	522
Colorado State Educational & Cultural Facilities Authority Revenue Notes, Series 2010
2.000% due 09/01/2011	320	322
2.000% due 09/01/2012	1,385	1,401
5.000% due 09/01/2013	2,145	2,334
Colorado State Health Facilities Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	300	321
Colorado State Health Facilities Authority Revenue Notes, (AGM Insured), Series 2003
4.000% due 05/15/2011	945	952
Denver, Colorado Health & Hospital Authority Revenue Notes, Series 2010
4.000% due 12/01/2011	430	437
4.000% due 12/01/2012	425	436
El Paso County, Colorado Revenue Notes, Series 2010
5.000% due 02/01/2013	1,200	1,296

		8,580

CONNECTICUT 0.2%
Connecticut State General Obligation Notes, (NPFGC Insured), Series 2004
5.000% due 12/01/2013	625	695
University of Connecticut Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 01/15/2013	150	162

		857

DISTRICT OF COLUMBIA 0.0%
District of Columbia Certificates of Participation Notes, (NPFGC/FGIC Insured), Series 2006
5.000% due 01/01/2013	150	159

FLORIDA 7.1%
Collier County, Florida Housing Finance Authority Revenue Notes, Series 2002
4.600% due 08/15/2011	180	184
Escambia County, Florida Health Facilities Authority Revenue Notes, Series 2010
3.500% due 08/15/2012	1,000	1,012
Escambia County, Florida Revenue Bond, Series 2009
2.000% due 04/01/2039	5,000	5,000
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
2.090% due 06/01/2013	3,000	3,001
Florida State Department of Transportation Revenue Notes, Series 2007
5.000% due 07/01/2013	1,000	1,088
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, Series 2006
5.250% due 07/01/2012	1,000	1,047
Florida State JEA Water & Sewer System Revenue Bonds, Series 2002
5.250% due 10/01/2013	1,320	1,361

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	547	547
Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.380% due 10/01/2036	1,860	1,860
Florida State JEA Water & Sewer System Revenue Notes, Series 2009
5.000% due 10/01/2013	1,500	1,649
Lakeland, Florida Revenue Notes, Series 2009
1.090% due 10/01/2012	4,300	4,306
Manatee County, Florida School District Certificates of Participation Notes, (AGM Insured), Series 2008
4.500% due 07/01/2011	1,000	1,016
Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,101
Orlando, Florida Aviation Authority Revenue Notes, Series 2010
4.000% due 10/01/2014	475	507
Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,104
Sarasota County, Florida School Board Certificates of Participation Notes, Series 2010
2.000% due 07/01/2012	1,080	1,091

		25,874

GEORGIA 2.5%
Atlanta, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2012	1,450	1,558
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	1,500	1,495
DeKalb County, Georgia Hospital Authority Revenue Notes, Series 2010
3.500% due 09/01/2012	15	15
3.500% due 09/01/2013	35	35
4.000% due 09/01/2014	40	40
Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,325	1,375
Monroe County, Georgia Development Authority Revenue Bonds, Series 1995
4.500% due 07/01/2025	1,750	1,764
Monroe County, Georgia Development Authority Revenue Bonds, Series 2010
2.125% due 06/01/2049	3,000	2,983

		9,265

HAWAII 0.1%
Hawaii State Pacific Health Revenue Notes, Series 2010
5.000% due 07/01/2014	475	501

ILLINOIS 7.0%
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2015	2,500	2,142
Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
0.280% due 03/01/2031	400	400
Chicago, Illinois Board of Education General Obligation Notes, (AGM Insured), Series 2006
5.000% due 12/01/2014	300	328
Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2005
5.000% due 01/01/2015	200	216
Chicago, Illinois International Airport Revenue Notes, Series 2010
4.000% due 01/01/2013	400	417
De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,530
Illinois State Facilities Authority Revenue Bonds, Series 2010
2.125% due 03/01/2030	500	480
Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,054
Illinois State Finance Authority Revenue Notes, Series 2010
4.000% due 02/15/2012	1,900	1,939
4.000% due 08/15/2012	1,410	1,477
5.000% due 05/01/2011	500	504
Illinois State General Obligation Notes, Series 2010
2.000% due 01/01/2012	1,000	1,002
Illinois State Railsplitter Tobacco Settlement Authority Revenue Notes, Series 2010
3.000% due 06/01/2012	5,000	5,069
4.000% due 06/01/2013	2,250	2,328
Illinois State Revenue Notes, Series 2009
5.000% due 06/15/2011	1,500	1,526
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,102
Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC/FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	925
Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (AGM Insured), Series 2003
0.000% due 10/01/2012	2,000	1,945
Lake County, Illinois Waukegan Community Unit School District No. 60 General Obligation Notes, Series 2010
2.000% due 12/01/2011	250	252
Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	108
Rockford, Illinois Park District General Obligation Notes, Series 2010
2.000% due 12/15/2012	185	187
2.000% due 12/30/2012	150	152
University of Illinois Revenue Notes, Series 2010
4.000% due 04/01/2013	525	549

		25,632

INDIANA 1.2%
Boone County, Indiana Hospital Association Revenue Notes, Series 2010
3.000% due 07/15/2012	370	381
4.000% due 01/15/2013	450	474
Indiana State Finance Authority Revenue Notes, Series 2010
2.000% due 10/01/2011	300	302
2.000% due 10/01/2012	455	460
3.000% due 07/01/2012	125	127
3.000% due 10/01/2013	640	657
Indiana University Revenue Notes, Series 2010
4.000% due 08/01/2013	430	462
Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2010
2.000% due 01/15/2013	1,000	1,021
Vincennes, Indiana University Revenue Notes, Series 2010
3.000% due 06/01/2011	250	253
3.000% due 06/01/2012	200	205
Zionsville, Indiana Community Schools Building Corp. Revenue Notes, Series 2009
3.000% due 07/10/2012	150	153

		4,495

IOWA 0.5%
Iowa State University Revenue Notes, Series 2009
3.000% due 01/01/2013	1,775	1,791

KANSAS 0.3%
Kansas City, Kansas Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 09/01/2013	500	546
Kansas State Development Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2011	450	457
Kansas State Development Finance Authority Revenue Notes, Series 2010
2.000% due 11/01/2012	200	203

		1,206

KENTUCKY 0.3%
Kentucky State Turnpike Authority Revenue Notes, Series 2010
2.500% due 07/01/2013	1,075	1,104

LOUISIANA 1.5%
East Baton Rouge, Louisiana Sewerage Commission Revenue Notes, Series 2010
3.000% due 02/01/2012	500	510
Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	3,680	4,014
Louisiana State Public Facilities Authority Revenue Notes, Series 2010
3.000% due 11/01/2013	840	861

		5,385

MAINE 0.7%
Maine State Health & Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	955	982
3.000% due 07/01/2013	1,395	1,443

		2,425

MARYLAND 0.8%
University of Maryland Revenue Bonds, Series 2003
1.500% due 07/01/2023	3,000	3,008

MASSACHUSETTS 5.3%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
1.703% due 07/01/2020	6,505	5,854
Massachusetts State General Obligation Bonds, (AGM Insured), Series 2006
2.052% due 11/01/2019	1,500	1,371

Massachusetts State General Obligation Bonds, (NPFGC/IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,570
Massachusetts State General Obligation Notes, Series 2004
5.000% due 08/01/2012	1,430	1,527
Massachusetts State General Obligation Notes, Series 2010
4.000% due 06/01/2013	2,000	2,137
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2000
2.200% due 11/01/2030	2,100	2,116
Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2010
4.000% due 07/01/2012	1,000	1,026
5.000% due 07/01/2012	500	519
Massachusetts State Port Authority Revenue Notes, Series 2010
4.000% due 07/01/2013	85	91
Massachusetts State Revenue Bonds, (FGIC Insured), Series 2004
5.250% due 01/01/2025	250	278
Massachusetts State Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
2.389% due 01/01/2016	2,700	2,666

		19,155

MICHIGAN 3.2%
Clintondale, Michigan Community Schools General Obligation Notes, (NPFGC/FGIC/Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	972
Hamilton, Michigan Community School District General Obligation Notes, (AGM/Q-SBLF Insured), Series 2005
5.000% due 05/01/2013	650	705
Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	1,455	1,509
Michigan State Municipal Bond Authority Revenue Notes, (Q-SBLF Insured), Series 2009
5.000% due 05/01/2011	1,625	1,645
Michigan State Municipal Bond Authority Revenue Notes, Series 2009
5.000% due 05/01/2011	1,120	1,133
Michigan State Municipal Bond Authority Revenue Notes, Series 2010
5.000% due 03/21/2011	4,500	4,531
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	590	506
Royal Oak, Michigan Hospital Finance Authority Revenue Notes, Series 2009
4.000% due 08/01/2013	500	514

		11,515

MINNESOTA 1.9%
Dilworth, Minnesota Dilworth-Glyndon-Felton Independent School District No. 2164 General Obligation Notes, Series 2007
4.000% due 02/01/2013	215	229
Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Revenue Notes, Series 2010
2.000% due 08/15/2011	300	302
Minnesota State Agricultural & Economic Development Board Revenue Notes, (AGC Insured), Series 2008
3.000% due 02/15/2011	150	150
4.000% due 02/15/2012	500	515
Minnesota State Higher Education Facilities Authority Revenue Notes, Series 2010
3.000% due 10/01/2012	200	202
3.000% due 10/01/2013	750	754
4.000% due 03/01/2013	205	211
4.000% due 03/01/2014	210	217
Minnesota State Housing Finance Agency Revenue Notes, Series 2009
2.000% due 08/01/2012	425	432
Minnesota State Municipal Power Agency Revenue Notes, Series 2005
4.500% due 10/01/2011	500	512
Nobles County, Minnesota General Obligation Notes, Series 2009
3.000% due 08/01/2012	2,500	2,589
St. Paul, Minnesota Housing & Redevelopment Authority Revenue Notes, Series 2010
3.000% due 02/01/2012	750	760

		6,873

MISSISSIPPI 0.3%
De Soto County, Mississippi General Obligation Notes, Series 2009
3.000% due 11/01/2012	250	258
Mississippi State Development Bank Special Obligation Revenue Notes, (AGC Insured), Series 2009
3.000% due 07/01/2011	700	707

		965

MISSOURI 1.4%
Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2008
4.375% due 12/01/2034	1,500	1,508
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
4.000% due 11/15/2011	1,000	1,025
4.000% due 11/15/2012	1,750	1,833
St. Louis, Missouri Municipal Finance Corp. Revenue Notes, Series 2009
1.800% due 02/15/2011	750	751

		5,117

MONTANA 0.0%
Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	72

NEBRASKA 0.1%
Nebraska State Public Power District Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 01/01/2012	500	521

NEVADA 1.3%
Clark County, Nevada General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 12/01/2015	3,910	4,338
Clark County, Nevada School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
5.000% due 06/15/2013	250	272

		4,610

NEW HAMPSHIRE 0.5%
New Hampshire State Municipal Bond Bank Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 02/15/2014	1,725	1,920

NEW JERSEY 1.1%
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	300	351
New Jersey State Economic Development Authority Revenue Notes, Series 2010
4.000% due 06/01/2013	1,290	1,322
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	550	565
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2001
5.750% due 12/15/2014	1,465	1,650

		3,888

NEW YORK 11.2%
Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
1.818% due 09/01/2015	5,000	4,893
Nassau County, New York General Obligation Notes, Series 2009
4.000% due 06/01/2011	1,000	1,013
New York City, New York General Obligation Bonds, Series 1993
0.260% due 08/01/2019	900	900
0.260% due 08/01/2021	1,375	1,375
New York City, New York General Obligation Bonds, Series 2004
5.000% due 08/01/2014	2,125	2,361
New York City, New York General Obligation Notes, Series 2010
2.500% due 08/01/2013	3,000	3,090
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
1.962% due 03/01/2020	1,500	1,198
2.012% due 03/01/2022	8,000	6,179
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	3,000	3,009
5.500% due 11/01/2026	100	104
New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,217
New York City, New York Transitional Finance Authority Revenue Notes, Series 2006
5.000% due 07/15/2011	300	307
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	847
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,521
New York State Dormitory Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	2,010	2,059
3.500% due 10/01/2013	150	155
3.750% due 10/01/2014	295	308
5.000% due 07/01/2013	1,100	1,195
New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,161

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	1,000	1,059
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	140	140
New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,115
Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.270% due 12/01/2037	350	350
Westchester County, New York Healthcare Corp. Revenue Notes, Series 2010
5.000% due 11/01/2012	2,000	2,077

		40,633

NORTH CAROLINA 1.5%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	324
Durham County, North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Notes, Series 2010
3.000% due 02/01/2013	1,085	1,123
North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
3.000% due 01/01/2011	665	665
3.000% due 01/01/2013	1,040	1,059
North Carolina State Medical Care Commission Revenue Notes, Series 2010
3.000% due 10/01/2012	600	621
4.000% due 06/01/2012	500	520
Raleigh-Durham, North Carolina Airport Authority Revenue Notes, Series 2010
3.000% due 05/01/2013	1,000	1,031

		5,343

OHIO 4.1%
Allen County, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2012	1,000	1,056
5.000% due 09/01/2013	1,000	1,078
Bowling Green, Ohio State University Revenue Notes, Series 2010
2.000% due 06/01/2012	750	755
3.000% due 06/01/2014	500	512
Hamilton County, Ohio General Obligation Notes, Series 2005
5.000% due 12/01/2013	630	695
Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,018
Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,886
Ohio State American Municipal Power, Inc. Revenue Notes, Series 2009
5.000% due 02/15/2017	500	526
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	683
Ohio State General Obligation Notes, Series 2009
5.000% due 08/01/2013	3,000	3,308
Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,186
Ohio State University of Cincinnati Revenue Notes, Series 2009
2.000% due 06/01/2011	1,000	1,004
2.000% due 06/01/2012	1,010	1,020
Ohio State University of Cincinnati Revenue Notes, Series 2010
3.000% due 06/01/2012	50	51
Ohio State University Revenue Notes, (AGM Insured), Series 2010
2.000% due 01/01/2012	25	25

		14,803

OREGON 0.5%
Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	795	808
5.000% due 10/01/2012	435	450
Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 03/15/2013	500	531

		1,789

PENNSYLVANIA 6.6%
Adams County, Pennsylvania Industrial Development Authority Revenue Notes, Series 2010
5.000% due 08/15/2012	750	793
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2010
1.390% due 05/15/2038	2,000	2,005
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
3.000% due 05/15/2011	500	505
5.000% due 05/15/2014	1,000	1,089
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
3.000% due 10/01/2047	500	505
Chester County, Pennsylvania Health & Education Facilities Authority Revenue Notes, Series 2010
3.000% due 05/15/2012	925	948
3.000% due 05/15/2013	1,200	1,242
Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.000% due 11/15/2011	200	204
Delaware County, Pennsylvania Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 12/01/2013	395	436
Delaware County, Pennsylvania Authority Revenue Notes, Series 2010
3.000% due 10/01/2011	400	402
3.000% due 10/01/2012	350	353
Pennsylvania State General Obligation Notes, Series 2008
5.000% due 02/15/2011	2,000	2,010
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2008
5.000% due 05/01/2012	670	704
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 06/15/2013	800	832
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2010
2.250% due 07/01/2013	225	222
4.000% due 07/01/2013	535	547
Pennsylvania State Public School Building Authority Revenue Notes, (AGM Insured), Series 2008
3.000% due 02/15/2013	45	46
Pennsylvania State Turnpike Commission Revenue Notes, Series 2009
0.860% due 12/01/2011	5,000	5,008
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	560
Philadelphia, Pennsylvania Revenue Notes, Series 2010
4.000% due 06/15/2013	2,000	2,102
5.000% due 06/15/2014	945	1,030
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority Revenue Notes, (AGM Insured), Series 2010
4.000% due 02/01/2012	475	490
South Fork, Pennsylvania Municipal Authority Revenue Notes, Series 2010
3.000% due 07/01/2011	1,005	1,002
5.000% due 07/01/2012	1,055	1,073

		24,108

SOUTH CAROLINA 1.7%
South Carolina State Public Service Authority Revenue Notes, Series 2009
3.500% due 01/01/2011	975	975
4.000% due 01/01/2011	5,200	5,200

		6,175

TENNESSEE 0.9%
Memphis, Tennessee General Obligation Notes, Series 2010
5.000% due 05/01/2013	750	812
Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,585

		3,397

TEXAS 7.3%
Arlington, Texas Revenue Notes, Series 2010
4.000% due 06/01/2013	1,000	1,066
Austin, Texas Electrical Utilities System Revenue Notes, Series 2010
2.000% due 11/15/2012	1,000	1,017
Brazosport, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2004
4.000% due 02/15/2013	150	160
Clifton, Texas Higher Education Finance Corp. Revenue Notes, Series 2010
2.900% due 12/01/2012	455	453
3.200% due 12/01/2013	600	596
Comal, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
4.000% due 02/01/2013	100	106
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
3.000% due 03/01/2011	1,315	1,320
Dallas, Texas Area Rapid Transit Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 12/01/2011	335	350
Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,051
5.000% due 11/01/2013	900	983

Deaf Smith County, Texas Hospital District General Obligation Notes, Series 2010
4.000% due 03/01/2011	100	100
4.000% due 03/01/2013	425	434
Harrison County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
4.000% due 07/01/2013	500	507
Houston, Texas Airport Systems Revenue Notes, (NPFGC/FGIC Insured), Series 2007
4.000% due 07/01/2013	250	261
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	3,000	3,138
Laredo, Texas Community College District Revenue Notes, (AGM Insured), Series 2010
3.000% due 08/01/2012	160	163
3.000% due 08/01/2013	175	178
Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	852
Northside, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.500% due 08/01/2040	1,500	1,509
South San Antonio, Texas independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2013	385	424
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,100
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2010
3.000% due 08/15/2012	135	137
Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,068
Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	413
Texas State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 1993
0.000% due 09/01/2016	3,380	2,823
Texas State Public Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 02/01/2015	350	389
Texas State Revenue Notes, Series 2010
2.000% due 08/31/2011	3,000	3,033

		26,631

UTAH 0.1%
Utah State South Valley Sewer District Revenue Notes, Series 2009
4.000% due 01/01/2011	400	400

VERMONT 0.3%
University of Vermont & State Agricultural College Revenue Notes, Series 2010
3.000% due 10/01/2011	550	558
4.000% due 10/01/2012	600	629

		1,187

VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Authority Revenue Notes, Series 2010
4.000% due 10/01/2012	340	352

VIRGINIA 1.2%
Loudoun County, Virginia General Obligation Notes, Series 2009
4.000% due 07/01/2014	15	16
Portsmouth, Virginia General Obligation Notes, (AGM Insured), Series 2003
5.000% due 07/01/2013	1,030	1,126
Roanoke, Virginia Economic Development Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 07/01/2012	20	21
5.000% due 07/01/2013	1,000	1,069
Virginia State Housing Development Authority Revenue Notes, Series 2010
0.700% due 10/01/2012	205	204
0.950% due 10/01/2013	340	337
Virginia State Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2011	1,000	1,026
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	375	386

		4,185

WASHINGTON 4.7%
Chelan County, Washington Public Utility District No. 1 Revenue Notes, Series 2008
5.000% due 07/01/2013	530	575
Everett, Washington Water & Sewer Revenue Notes, (NPFGC Insured), Series 2003
4.500% due 07/01/2011	1,495	1,523
King & Snohomish Counties, Washington School District No. 417 Northshore General Obligation Notes, (AGM Insured), Series 2005
5.000% due 12/01/2014	250	280
King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
3.000% due 12/01/2012	1,000	1,038
Olympia, Washington Revenue Notes, Series 2010
2.000% due 11/01/2012	15	15
Snohomish County, Washington Public Utility District No. 1 Revenue Notes, Series 2010
3.000% due 12/01/2014	45	47
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2014	25	28
Washington State General Obligation Notes, Series 2010
5.000% due 07/01/2014	7,950	8,913
Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	500	519
Washington State Port of Seattle Revenue Notes, Series 2010
3.000% due 06/01/2012	2,000	2,052
4.000% due 06/01/2013	2,000	2,120

		17,110

WEST VIRGINIA 0.4%
West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,457

WISCONSIN 1.2%
Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	1,520	1,545
Wisconsin State General Obligation Notes, Series 2010
5.000% due 05/01/2013	1,500	1,637
Wisconsin State Health & Educational Facilities Authority Revenue Notes, Series 2010
3.500% due 06/01/2013	140	140
Wisconsin State Revenue Notes, Series 2009
4.000% due 07/01/2012	1,000	1,048

		4,370

WYOMING 0.3%
Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
4.000% due 12/01/2013	1,155	1,211

Total Municipal Bonds & Notes (Cost $345,517)		344,019

MORTGAGE-BACKED SECURITIES 0.8%
Countrywide Alternative Loan Trust
1.828% due 11/25/2035	1,320	825
2.368% due 11/25/2035	1,499	937
Residential Accredit Loans, Inc.
0.411% due 02/25/2047	1,879	982

Total Mortgage-Backed Securities (Cost $3,050)		2,744

SHORT-TERM INSTRUMENTS 3.3%
REPURCHASE AGREEMENTS 3.3%
State Street Bank and Trust Co.
0.010% due 01/03/2011	12,154	12,154
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $12,397. Repurchase proceeds are $12,154.)

Total Short-Term Instruments (Cost $12,154)		12,154

Total Investments 99.3% (Cost $362,900)		$361,294
Other Assets and Liabilities (Net) 0.7%		2,614

Net Assets 100.0%		$363,909

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,377	$0	$2,377
Municipal Bonds & Notes
Alabama	0	1,632	0	1,632
Alaska	0	1,056	0	1,056
Arizona	0	4,677	0	4,677
Arkansas	0	1,547	0	1,547
California	0	37,038	0	37,038
Colorado	0	8,580	0	8,580
Connecticut	0	857	0	857
District of Columbia	0	159	0	159
Florida	0	25,874	0	25,874
Georgia	0	9,265	0	9,265
Hawaii	0	501	0	501
Illinois	0	25,632	0	25,632
Indiana	0	4,495	0	4,495
Iowa	0	1,791	0	1,791
Kansas	0	1,206	0	1,206
Kentucky	0	1,104	0	1,104
Louisiana	0	5,385	0	5,385
Maine	0	2,425	0	2,425
Maryland	0	3,008	0	3,008
Massachusetts	0	19,155	0	19,155
Michigan	0	11,515	0	11,515
Minnesota	0	6,873	0	6,873
Mississippi	0	965	0	965
Missouri	0	5,117	0	5,117
Montana	0	72	0	72
Nebraska	0	521	0	521
Nevada	0	4,610	0	4,610
New Hampshire	0	1,920	0	1,920
New Jersey	0	3,888	0	3,888
New York	0	40,633	0	40,633
North Carolina	0	5,343	0	5,343
Ohio	0	14,803	0	14,803
Oregon	0	1,789	0	1,789
Pennsylvania	0	24,108	0	24,108
South Carolina	0	6,175	0	6,175
Tennessee	0	3,397	0	3,397
Texas	0	26,631	0	26,631
Utah	0	400	0	400
Vermont	0	1,187	0	1,187
Virgin Islands	0	352	0	352
Virginia	0	4,185	0	4,185
Washington	0	17,110	0	17,110
West Virginia	0	1,457	0	1,457
Wisconsin	0	4,370	0	4,370
Wyoming	0	1,211	0	1,211
Mortgage-Backed Securities	0	2,744	0	2,744
Short-Term Instruments
Repurchase Agreements	0	12,154	0	12,154
	$0	$361,294	$0	$361,294

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

Schedule of Investments

PIMCO Short-Term Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.3%
CIT Group, Inc.
6.250% due 08/11/2015		$5,000	$5,107
CSC Holdings LLC
2.011% due 03/29/2016		2,424	2,439
2.094% due 03/29/2016		6	7
Ford Motor Co.
3.020% due 12/15/2013		2,372	2,365
3.040% due 12/15/2013		3,953	3,942
HCA, Inc.
1.553% due 11/17/2012		2,000	1,974
2.553% due 11/17/2013		1,686	1,671
3.553% due 03/31/2017		1,645	1,644
International Lease Finance Corp.
6.750% due 03/17/2015		700	713
Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.302% due 12/13/2011		11,500	11,468

Total Bank Loan Obligations (Cost $31,212)			31,330

CORPORATE BONDS & NOTES 48.2%
BANKING & FINANCE 33.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012		11,400	11,996
7.700% due 08/07/2013		19,200	21,350
Ally Financial, Inc.
0.304% due 12/19/2012		36,200	36,227
6.000% due 12/15/2011		9,378	9,659
7.250% due 03/02/2011		3,068	3,093
American Express Bank FSB
0.391% due 05/29/2012		11,662	11,615
0.412% due 06/12/2012 (h)		13,964	13,900
5.500% due 04/16/2013		3,850	4,152
5.550% due 10/17/2012		4,900	5,243
American Express Centurion Bank
0.412% due 06/12/2012		19,081	18,994
5.550% due 10/17/2012		800	856
American Express Co.
5.250% due 09/12/2011		1,870	1,928
7.250% due 05/20/2014		800	912
American Express Credit Corp.
0.381% due 02/24/2012		4,335	4,322
1.961% due 06/19/2013		9,000	9,225
5.125% due 08/25/2014		5,000	5,395
5.875% due 05/02/2013		8,600	9,358
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		31,150	31,002
5.250% due 11/21/2011		1,750	1,806
American General Finance Corp.
0.552% due 12/15/2011		3,300	3,091
5.375% due 10/01/2012		3,300	3,135
5.900% due 09/15/2012 (h)		3,400	3,230
American Honda Finance Corp.
0.656% due 11/07/2012		48,000	47,982
1.625% due 09/20/2013		4,350	4,362
American International Group, Inc.
0.404% due 03/20/2012 (h)		6,300	6,154
3.650% due 01/15/2014		7,000	7,130
4.950% due 03/20/2012		1,500	1,551
5.850% due 01/16/2018		2,100	2,172
6.250% due 03/15/2087		10,000	8,893
ANZ National International Ltd.
6.200% due 07/19/2013		15,650	17,240
Australia & New Zealand Banking Group Ltd.
0.584% due 06/18/2012		6,000	6,011
Banco Santander Chile
1.539% due 04/20/2012		40,520	40,520
Bank of America Corp.
0.830% due 02/02/2011	GBP	6,450	$10,051
1.199% due 02/05/2014	EUR	10,000	12,599
1.264% due 06/28/2011		5,000	6,633
Bank of Nova Scotia
2.250% due 01/22/2013		$1,600	1,630
Bank of Scotland PLC
5.250% due 09/19/2011		4,936	5,047
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.600% due 01/22/2013		7,500	7,661
Barclays Bank PLC
0.559% due 04/10/2012		4,325	4,325
1.029% due 01/13/2012		7,000	7,044
1.102% due 03/16/2012		2,400	2,420
1.103% due 03/05/2012		6,300	6,339
2.500% due 01/23/2013		2,395	2,435
5.200% due 07/10/2014		25,300	27,348
5.450% due 09/12/2012		5,550	5,950
BB&T Corp.
3.850% due 07/27/2012		4,840	5,037
BBVA U.S. Senior SAU
0.464% due 05/24/2011		10,000	9,973
Bear Stearns Cos. LLC
0.477% due 02/01/2012		800	800
6.950% due 08/10/2012		2,000	2,183
BNP Paribas
0.789% due 07/21/2011		44,000	44,071
Boston Properties LP
6.250% due 01/15/2013		933	1,018
BPCE S.A.
2.375% due 10/04/2013		25,950	25,889
BRFkredit A/S
0.539% due 04/15/2013		6,800	6,803
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		34,500	35,135
2.600% due 07/02/2015		20,000	20,130
Canadian Oil Sands Ltd.
5.800% due 08/15/2013		175	190
Cie de Financement Foncier
1.038% due 07/23/2012		41,700	41,659
1.625% due 07/23/2012		61,600	61,913
2.125% due 04/22/2013		11,400	11,503
Citigroup, Inc.
0.427% due 03/16/2012		22,182	22,037
0.838% due 08/10/2011	GBP	25,000	38,506
1.174% due 06/28/2013	EUR	1,300	1,653
2.286% due 08/13/2013		$87,150	88,690
4.587% due 12/15/2015		600	626
5.250% due 02/27/2012		2,100	2,189
5.300% due 10/17/2012		3,250	3,443
5.500% due 04/11/2013		6,700	7,138
6.000% due 12/13/2013		46,400	50,737
6.400% due 03/27/2013	EUR	1,000	1,429
6.500% due 08/19/2013		$9,100	9,998
Commonwealth Bank of Australia
0.358% due 08/27/2014		35,600	35,620
0.682% due 12/10/2012		1,600	1,600
0.709% due 07/12/2013		2,900	2,907
0.854% due 03/19/2013		14,400	14,440
3.500% due 03/19/2015		1,450	1,491
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375% due 02/19/2013		3,000	3,131
Countrywide Financial Corp.
0.726% due 05/07/2012		11,500	11,365
5.800% due 06/07/2012		47,045	49,513
Credit Agricole S.A.
0.636% due 02/02/2012		3,500	3,489
Credit Suisse
5.000% due 05/15/2013		1,700	1,831
Credit Suisse USA, Inc.
6.125% due 11/15/2011		300	314
Daimler International Finance BV
1.238% due 01/27/2012		2,000	2,000
DanFin Funding Ltd.
0.989% due 07/16/2013		29,200	29,187
Danske Bank A/S
0.634% due 05/24/2012		69,400	69,294
2.500% due 05/10/2012		2,245	2,300
Dexia Credit Local S.A.
0.539% due 01/12/2012		37,900	37,757
0.703% due 03/05/2013		26,600	26,528
0.768% due 04/29/2014		14,800	14,757
0.953% due 09/23/2011		59,150	59,317
1.875% due 09/30/2011		50,000	50,042
2.375% due 09/23/2011		20,000	20,199
DnB NOR Boligkreditt
2.100% due 10/14/2016		28,700	27,330
Eksportfinans ASA
2.000% due 09/15/2015		5,360	5,240
FIH Erhvervsbank A/S
0.672% due 06/13/2013		18,900	18,895
First Tennessee Bank N.A.
0.426% due 02/14/2011		7,350	7,349
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		3,000	3,030
5.552% due 06/15/2011		18,597	18,899
7.250% due 10/25/2011		5,000	5,169
7.375% due 02/01/2011		6,500	6,520
7.800% due 06/01/2012		1,680	1,787
General Electric Capital Corp.
0.304% due 12/21/2012		80,600	80,661
0.374% due 03/15/2012		32,500	32,200
0.382% due 05/29/2012		11,000	10,861
0.417% due 11/01/2012		2,990	2,976
0.422% due 06/12/2012		3,200	3,155
0.424% due 06/20/2013		2,250	2,189
1.134% due 12/20/2013		4,500	4,426
Golden West Financial Corp.
4.750% due 10/01/2012		2,800	2,964
Goldman Sachs Group, Inc.
0.466% due 02/06/2012		25,370	25,345
1.192% due 10/04/2012	EUR	5,000	6,590
1.347% due 02/04/2013		17,500	22,748
5.250% due 10/15/2013		$590	639
5.300% due 02/14/2012		21,740	22,754
5.450% due 11/01/2012		3,775	4,039
5.700% due 09/01/2012		10,000	10,678
HSBC Bank PLC
0.736% due 08/03/2012		23,100	23,074
0.936% due 08/12/2013		6,200	6,198
1.625% due 08/12/2013		5,000	5,011
HSBC Bank USA N.A.
4.625% due 04/01/2014		1,700	1,774
HSBC Capital Funding LP
4.610% due 12/29/2049		150	142
HSBC Finance Corp.
0.539% due 01/15/2014		74,214	71,266
0.558% due 04/24/2012		92,306	91,898
0.639% due 07/19/2012		27,815	27,612
0.652% due 09/14/2012		56,370	55,575
0.726% due 06/01/2016		691	637
5.900% due 06/19/2012		2,500	2,651

ING Bank NV
0.919% due 01/13/2012		1,100	1,100
1.609% due 10/18/2013		43,600	43,576
International Bank for Reconstruction & Development
0.478% due 03/04/2011		12,800	12,807
International Lease Finance Corp.
0.609% due 07/15/2011		5,000	4,915
0.633% due 07/01/2011		2,000	1,968
4.750% due 01/13/2012		4,900	4,955
4.950% due 02/01/2011		2,513	2,526
5.450% due 03/24/2011		6,800	6,851
5.750% due 06/15/2011		1,000	1,010
6.375% due 03/25/2013		1,100	1,133
6.625% due 11/15/2013		500	513
Intesa Sanpaolo SpA
3.625% due 08/12/2015		5,300	5,129
JPMorgan Chase & Co.
0.553% due 12/26/2012		38,800	39,020
1.264% due 09/26/2013	EUR	1,500	1,959
Kreditanstalt fuer Wiederaufbau
4.750% due 05/15/2012		$900	950
Lloyds TSB Bank PLC
1.123% due 04/01/2011		65,000	65,101
1.303% due 04/02/2012		69,400	70,113
2.300% due 04/01/2011		12,400	12,458
12.000% due 12/29/2049		2,500	2,732
Macquarie Bank Ltd.
0.589% due 07/16/2012		1,500	1,504
2.600% due 01/20/2012		22,550	22,987
3.300% due 07/17/2014		1,200	1,269
MassMutual Global Funding II
0.354% due 04/21/2011		2,820	2,821
3.625% due 07/16/2012		3,300	3,421
Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		29,850	29,583
1.314% due 06/29/2012	EUR	3,000	3,903
5.450% due 02/05/2013		$200	211
6.050% due 08/15/2012		1,300	1,377
MetLife of Connecticut Institutional Funding Ltd.
0.782% due 06/15/2011		7,500	7,496
MetLife, Inc.
1.536% due 08/06/2013		3,500	3,557
Metropolitan Life Global Funding I
0.552% due 03/15/2012		14,025	14,041
2.875% due 09/17/2012		7,710	7,906
5.125% due 04/10/2013		4,840	5,214
Monumental Global Funding III
0.458% due 01/25/2013		20,525	19,963
0.489% due 01/15/2014		11,200	10,766
Morgan Stanley
0.550% due 04/19/2012		10,499	10,479
0.589% due 01/09/2014		16,200	15,643
0.769% due 10/15/2015		28,000	26,283
1.300% due 07/20/2012	EUR	5,000	6,586
1.357% due 03/01/2013		17,500	22,385
2.786% due 05/14/2013		$76,750	79,589
5.300% due 03/01/2013		4,000	4,265
5.460% due 08/08/2012	AUD	15,900	15,923
5.750% due 08/31/2012		$5,500	5,884
6.000% due 04/28/2015		1,800	1,951
6.600% due 04/01/2012		26,000	27,710
Mystic Re Ltd.
10.294% due 06/07/2011		1,400	1,424
National Australia Bank Ltd.
2.550% due 01/13/2012		250	255
National City Bank
0.673% due 06/07/2017		1,800	1,625
6.200% due 12/15/2011		5,700	5,977
Nationwide Building Society
0.464% due 05/17/2012		36,600	36,561
New York Life Global Funding
1.144% due 12/20/2013	EUR	22,800	29,735
4.650% due 05/09/2013		$800	861
Nomura Europe Finance NV
0.441% due 07/05/2011		3,900	3,875
1.200% due 10/25/2011	EUR	2,000	2,646
Nordea Bank AB
1.750% due 10/04/2013		$15,300	15,235
Nykredit Realkredit A/S
4.000% due 01/01/2011	DKK	329,300	59,035
4.000% due 01/01/2012		663,000	121,860
PNC Funding Corp.
0.428% due 01/31/2012		$935	935
Pricoa Global Funding I
0.388% due 01/30/2012		31,020	30,851
0.433% due 06/26/2012		39,400	39,116
0.503% due 09/27/2013		600	591
4.625% due 06/25/2012		4,200	4,408
5.400% due 10/18/2012		1,005	1,076
5.450% due 06/11/2014		1,100	1,220
Principal Life Income Funding Trusts
5.150% due 06/17/2011		9,500	9,653
Prudential Financial, Inc.
3.625% due 09/17/2012		1,900	1,973
5.800% due 06/15/2012		3,750	3,970
Realkredit Danmark A/S
2.000% due 01/01/2011	DKK	79,300	14,216
2.000% due 01/01/2012		314,500	56,789
Regions Financial Corp.
0.473% due 06/26/2012		$2,500	2,367
7.000% due 03/01/2011		215	215
Residential Reinsurance 2008 Ltd.
7.046% due 06/06/2011		2,000	2,028
Royal Bank of Scotland Group PLC
0.438% due 10/28/2011		12,600	12,588
0.554% due 03/30/2012		110,600	110,576
0.941% due 12/02/2011		50,800	51,063
1.188% due 04/23/2012		44,000	44,455
2.625% due 05/11/2012		2,600	2,662
2.704% due 08/23/2013		66,000	67,066
4.875% due 08/25/2014		9,900	10,148
6.990% due 10/29/2049		300	232
Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		17,300	17,105
SLM Corp.
0.518% due 10/25/2011		8,400	8,284
1.300% due 11/15/2011	EUR	1,000	1,289
Societe Generale
2.200% due 09/14/2013		$3,955	3,942
Societe Generale SCF
1.084% due 06/19/2013		12,000	12,020
Sparebanken 1 Boligkreditt
1.250% due 10/25/2014		49,600	49,301
Stadshypotek AB
0.853% due 09/30/2013		59,200	59,166
State Street Bank and Trust Co.
0.503% due 12/08/2015		5,700	5,516
State Street Capital Trust III
8.250% due 01/29/2049		14,000	14,232
Sun Life Financial Global Funding LP
0.472% due 07/06/2011		8,400	8,378
0.553% due 10/06/2013		15,050	14,828
Suncorp Group Ltd.
1.789% due 07/16/2012		43,560	44,479
SunTrust Bank
6.375% due 04/01/2011		3,350	3,392
Svenska Handelsbanken AB
1.302% due 09/14/2012		12,500	12,548
Swedbank AB
0.739% due 01/14/2013		49,700	49,678
2.800% due 02/10/2012		15,400	15,734
TIAA Global Markets, Inc.
4.950% due 07/15/2013		2,200	2,394
TNK-BP Finance S.A.
6.625% due 03/20/2017		1,000	1,065
7.875% due 03/13/2018		1,000	1,139
Toyota Motor Credit Corp.
1.375% due 08/12/2013		5,650	5,677
U.S. Central Federal Credit Union
1.900% due 10/19/2012		40,698	41,569
UBS AG
1.384% due 02/23/2012		18,050	18,208
2.250% due 08/12/2013		9,350	9,436
UBS Preferred Funding Trust V
6.243% due 05/29/2049		4,700	4,559
UFJ Finance Aruba AEC
6.750% due 07/15/2013		50	56
Union Planters Corp.
7.750% due 03/01/2011		5,000	5,047
Vita Capital III Ltd.
1.390% due 01/01/2011		2,200	2,200
Wachovia Bank N.A.
0.666% due 11/03/2014 (h)		5,000	4,799
Wachovia Corp.
0.446% due 03/01/2012		18,900	18,902
0.477% due 08/01/2013		100	99
0.572% due 06/15/2017		300	276
WCI Finance LLC
5.400% due 10/01/2012		1,718	1,822
Wells Fargo & Co.
0.814% due 02/07/2011	GBP	5,000	7,792
0.827% due 01/25/2012		41,000	63,220
5.250% due 10/23/2012		$1,700	1,823
Wells Fargo Bank N.A.
0.494% due 05/16/2016		3,000	2,777
Western Corporate Federal Credit Union
1.750% due 11/02/2012		15,000	15,278
Westpac Banking Corp.
2.100% due 08/02/2013		15,000	15,162
2.900% due 09/10/2014		2,000	2,069
3.250% due 12/16/2011		12,600	12,917

			3,931,098

INDUSTRIALS 8.4%
Altria Group, Inc.
4.125% due 09/11/2015		400	419
8.500% due 11/10/2013		7,165	8,486
American Airlines Pass-Through Trust
7.858% due 04/01/2013		7,106	7,390
American Airlines, Inc.
10.500% due 10/15/2012		15,000	16,519
Anglo American Capital PLC
2.150% due 09/27/2013		15,925	16,073
Anheuser-Busch Cos., Inc.
6.000% due 04/15/2011		4,400	4,462
Anheuser-Busch InBev Worldwide, Inc.
1.033% due 03/26/2013		9,375	9,466
2.500% due 03/26/2013		815	834
3.000% due 10/15/2012		14,110	14,565

Autoroutes du Sud de la France
5.625% due 07/04/2022	EUR	1,300	1,911
Barrick Gold Financeco LLC
6.125% due 09/15/2013		$5,400	6,048
BHP Billiton Finance USA Ltd.
5.125% due 03/29/2012		100	105
BMW U.S. Capital LLC
1.118% due 07/25/2011		100	100
Broadcom Corp.
1.500% due 11/01/2013		13,450	13,368
Canadian Natural Resources Ltd.
5.450% due 10/01/2012		1,500	1,608
6.700% due 07/15/2011		3,010	3,105
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013		1,000	1,131
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		4,000	3,964
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		1,570	1,787
Continental Airlines Pass-Through Trust
0.736% due 02/15/2013		3,042	3,000
Cox Communications, Inc.
6.750% due 03/15/2011		6,593	6,673
7.125% due 10/01/2012		18,213	19,983
CSC Holdings LLC
6.750% due 04/15/2012		2,000	2,082
7.625% due 04/01/2011		20,305	20,610
CSX Corp.
6.750% due 03/15/2011		11,066	11,191
CVS Caremark Corp.
5.750% due 08/15/2011		2,525	2,604
Daimler Finance North America LLC
5.750% due 09/08/2011		22,142	22,883
5.875% due 03/15/2011		46,118	46,588
6.500% due 11/15/2013		200	227
7.300% due 01/15/2012		14,156	15,044
7.750% due 01/18/2011		12,308	12,336
DCP Midstream LLC
9.700% due 12/01/2013		9,730	11,669
Delta Air Lines Pass-Through Trust
6.619% due 09/18/2012		93	94
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014		12,613	13,055
Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013		15,795	16,308
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		3,400	3,685
5.375% due 03/23/2011		3,975	4,015
Devon Financing Corp. ULC
6.875% due 09/30/2011		20,652	21,579
DISH DBS Corp.
6.375% due 10/01/2011		14,784	15,265
Dow Chemical Co.
2.536% due 08/08/2011		32,000	32,346
4.850% due 08/15/2012		4,762	5,022
6.000% due 10/01/2012		11,400	12,287
6.125% due 02/01/2011		14,230	14,279
El Paso Corp.
7.000% due 05/15/2011		4,850	4,958
7.875% due 06/15/2012		250	265
Eli Lilly & Co.
3.550% due 03/06/2012		1,900	1,961
Energy Transfer Partners LP
5.650% due 08/01/2012		1,600	1,696
Enterprise Products Operating LLC
4.600% due 08/01/2012		500	525
6.375% due 02/01/2013		1,085	1,184
Erac USA Finance LLC
5.800% due 10/15/2012		800	858
Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015		7,000	7,383
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011		16,025	16,386
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		5,000	5,681
General Mills, Inc.
6.000% due 02/15/2012		1,663	1,754
Georgia-Pacific LLC
7.000% due 01/15/2015		455	474
7.125% due 01/15/2017		4,700	5,029
8.125% due 05/15/2011		29,275	30,373
9.500% due 12/01/2011		7,325	7,874
Hewlett-Packard Co.
0.406% due 03/01/2012		100	100
1.250% due 09/13/2013		8,000	8,005
HJ Heinz Finance Co.
6.625% due 07/15/2011		2,240	2,310
Kellogg Co.
4.250% due 03/06/2013		14,015	14,883
Kerr-McGee Corp.
6.875% due 09/15/2011		2,750	2,855
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012		1,500	1,609
6.750% due 03/15/2011		9,555	9,662
7.125% due 03/15/2012		2,750	2,935
Kraft Foods, Inc.
2.625% due 05/08/2013		3,000	3,087
5.625% due 11/01/2011		1,745	1,813
6.000% due 02/11/2013		4,470	4,897
6.250% due 06/01/2012		804	860
Merck & Co., Inc.
2.250% due 01/15/2016		5,000	4,943
Newfield Exploration Co.
6.625% due 09/01/2014		1,500	1,538
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		3,100	3,165
PACCAR, Inc.
1.476% due 09/14/2012		12,300	12,525
Pearson PLC
7.000% due 06/15/2011		3,800	3,903
Pemex Project Funding Master Trust
0.903% due 12/03/2012		5,100	5,092
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014		300	328
Republic Services, Inc.
6.750% due 08/15/2011		2,600	2,684
Reynolds American, Inc.
1.002% due 06/15/2011		20,950	20,978
7.250% due 06/01/2012		2,525	2,701
Rio Tinto Alcan, Inc.
4.875% due 09/15/2012		2,450	2,590
Rogers Communications, Inc.
5.500% due 03/15/2014		1,245	1,361
7.250% due 12/15/2012		4,475	4,989
7.875% due 05/01/2012		3,000	3,260
Shell International Finance BV
0.653% due 06/22/2012		50,100	50,360
4.000% due 03/21/2014		5,000	5,325
4.950% due 03/22/2012		6,000	6,304
Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016		400	460
Sonat, Inc.
7.625% due 07/15/2011		2,882	2,967
Southern Co.
0.689% due 10/21/2011		100	100
Southwest Airlines Co.
10.500% due 12/15/2011		21,200	22,833
Steel Dynamics, Inc.
7.375% due 11/01/2012		53,533	56,745
Teck Resources Ltd.
7.000% due 09/15/2012		1,500	1,596
Teva Pharmaceutical Finance III LLC
0.704% due 12/19/2011		32,400	32,539
Time Warner Cable, Inc.
5.400% due 07/02/2012		4,600	4,885
Time Warner, Inc.
6.875% due 05/01/2012		7,459	8,029
Total Capital S.A.
3.000% due 06/24/2015		13,300	13,593
Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011		3,000	3,112
8.875% due 07/15/2012		2,000	2,211
Transocean, Inc.
4.950% due 11/15/2015		2,400	2,483
6.625% due 04/15/2011		2,860	2,902
Tyco Electronics Group S.A.
6.000% due 10/01/2012		3,860	4,152
Vale Canada Ltd.
7.750% due 05/15/2012		800	858
Vivendi S.A.
5.750% due 04/04/2013		560	604
Volkswagen International Finance NV
1.625% due 08/12/2013		19,000	19,002
Wal-Mart Stores, Inc.
0.750% due 10/25/2013		5,000	4,958
Waste Management, Inc.
6.375% due 11/15/2012		8,000	8,728
7.650% due 03/15/2011		4,339	4,393
WellPoint, Inc.
5.000% due 01/15/2011		11,700	11,712
Weyerhaeuser Co.
6.750% due 03/15/2012		32,006	33,822
WM Wrigley Jr. Co.
2.450% due 06/28/2012		240	242
Xerox Corp.
6.875% due 08/15/2011		37,070	38,348
XTO Energy, Inc.
7.500% due 04/15/2012		3,056	3,311

			980,214

UTILITIES 6.2%
AES Corp.
8.875% due 02/15/2011		375	377
Arizona Public Service Co.
6.375% due 10/15/2011		175	182
AT&T Corp.
7.300% due 11/15/2011		2,155	2,277
AT&T, Inc.
6.250% due 03/15/2011		2,270	2,296
BP Capital Markets PLC
2.750% due 06/14/2011	CHF	100	108
2.750% due 02/27/2012		$2,500	2,531
3.125% due 03/10/2012		13,751	14,065
3.125% due 10/01/2015		22,000	22,009
3.625% due 05/08/2014		1,200	1,238
3.750% due 06/17/2013		5,000	5,173
5.250% due 11/07/2013		27,744	30,067

CenterPoint Energy Houston Electric LLC
5.750% due 01/15/2014	1,395	1,541
CMS Energy Corp.
1.239% due 01/15/2013	9,000	8,876
Columbus Southern Power Co.
0.702% due 03/16/2012	10,250	10,284
Consumers Energy Co.
5.500% due 08/15/2016	1,100	1,238
Dayton Power & Light Co.
5.125% due 10/01/2013	730	800
Duke Energy Ohio, Inc.
5.700% due 09/15/2012	5,582	6,013
El Paso Performance-Linked Trust
7.750% due 07/15/2011	22,920	23,577
Entergy Corp.
3.625% due 09/15/2015	8,400	8,317
FirstEnergy Corp.
6.450% due 11/15/2011	3,857	4,015
France Telecom S.A.
4.375% due 07/08/2014	8,485	9,073
Georgia Power Co.
0.622% due 03/15/2013	7,000	7,039
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	8,805	9,179
Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	38,540	38,540
Majapahit Holding BV
7.250% due 10/17/2011	6,198	6,446
7.750% due 01/20/2020	3,900	4,514
8.000% due 08/07/2019	1,100	1,291
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	2,750	3,005
NextEra Energy Capital Holdings, Inc.
1.182% due 06/17/2011	200	201
2.550% due 11/15/2013	505	517
5.625% due 09/01/2011	6,807	7,017
7.875% due 12/15/2015	1,000	1,207
NGPL PipeCo LLC
6.514% due 12/15/2012	58,840	63,536
NRG Energy, Inc.
7.250% due 02/01/2014	250	256
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	1,246	1,381
PSEG Power LLC
2.500% due 04/15/2013	1,000	1,021
6.950% due 06/01/2012	293	316
Qatar Petroleum
5.579% due 05/30/2011	1,817	1,852
Qwest Corp.
3.552% due 06/15/2013	17,390	18,260
7.875% due 09/01/2011	19,093	19,714
8.875% due 03/15/2012	7,350	7,966
Sprint Capital Corp.
7.625% due 01/30/2011	106,991	107,392
Telecom Italia Capital S.A.
0.767% due 02/01/2011	2,948	2,947
0.899% due 07/18/2011	50,499	50,380
5.250% due 11/15/2013	2,000	2,085
6.175% due 06/18/2014	10,750	11,441
6.200% due 07/18/2011	22,783	23,384
Telefonica Emisiones SAU
0.616% due 02/04/2013	42,095	41,377
2.582% due 04/26/2013	6,100	6,108
Verizon Communications, Inc.
5.350% due 02/15/2011	500	503
Verizon Global Funding Corp.
7.375% due 09/01/2012	1,080	1,193
Verizon Wireless Capital LLC
2.884% due 05/20/2011	29,290	29,586
5.550% due 02/01/2014	35,807	39,513
7.375% due 11/15/2013	24,116	27,958
Virginia Electric and Power Co.
5.100% due 11/30/2012	4,486	4,824
Vodafone Group PLC
0.572% due 02/27/2012	17,930	17,963
0.642% due 06/15/2011	5,301	5,309
5.350% due 02/27/2012	3,975	4,169

		723,447

Total Corporate Bonds & Notes (Cost $5,576,934)		5,634,759

CONVERTIBLE BONDS & NOTES 1.6%
BANKING & FINANCE 0.6%
Boston Properties LP
2.875% due 02/15/2037	11,000	11,220
First Industrial LP
4.625% due 09/15/2011	2,000	2,005
National City Corp.
4.000% due 02/01/2011	48,804	49,109
U.S. Bancorp
0.000% due 09/20/2036	7,856	7,768

		70,102

INDUSTRIALS 1.0%
Amgen, Inc.
0.125% due 02/01/2011	60,040	60,265
Medtronic, Inc.
1.500% due 04/15/2011	42,400	42,612
Transocean, Inc.
1.500% due 12/15/2037	10,000	9,900

		112,777

Total Convertible Bonds & Notes (Cost $181,733)		182,879

MUNICIPAL BONDS & NOTES 0.7%
CALIFORNIA 0.2%
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	300	260
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	10,100	10,688
California State Palomar Community College District General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	500	447
Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2024	700	651
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	700	622
University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	6,200	6,170

		18,838

ILLINOIS 0.4%
Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	39,300	39,300

MAINE 0.0%
Maine State General Obligation Notes, Series 2010
2.000% due 06/15/2011	1,900	1,913

NEW JERSEY 0.1%
New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	12,500	12,529
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	500	486

		13,015

NEW YORK 0.0%
New York City, New York General Obligation Notes, Series 2003
0.819% due 01/15/2011	400	400

TEXAS 0.0%
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
6.249% due 12/01/2034	1,900	1,938
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	100	97

		2,035

Total Municipal Bonds & Notes (Cost $74,998)		75,501

U.S. GOVERNMENT AGENCIES 23.6%
Fannie Mae
0.000% due 05/25/2040 (c)	784	752
0.251% due 07/26/2012	94,200	94,185
0.281% due 08/23/2012 - 11/23/2012	274,940	274,979
0.291% due 09/17/2012 (i)	647,200	647,436
0.291% due 10/18/2012	221,300	221,539
0.321% due 12/25/2036 - 07/25/2037	2,606	2,572
0.381% due 03/25/2034	107	106
0.391% due 03/25/2036	360	335
0.411% due 08/25/2034	618	593
0.461% due 10/27/2037	1,000	999
0.511% due 06/25/2037	7,583	7,583
0.541% due 12/25/2036	16,249	16,252
0.561% due 12/25/2028 - 03/25/2036	4,969	4,979
0.581% due 06/25/2036	547	549
0.601% due 11/25/2036	505	508
0.611% due 04/25/2036 - 03/25/2044	2,943	2,911
0.631% due 03/25/2036	452	455
0.661% due 02/25/2018 - 09/25/2032	2,307	2,316
0.691% due 07/25/2036	427	430
0.711% due 10/25/2030 - 09/25/2037	526	531
0.731% due 09/17/2027	8	8
0.781% due 02/25/2022 - 07/18/2027	31	31
0.861% due 10/25/2017	218	220
0.881% due 08/25/2022	13	13
0.931% due 12/25/2022	13	13

0.981% due 09/25/2022	6	6
1.111% due 07/25/2038	208	211
1.131% due 02/25/2023	4	4
1.161% due 04/25/2032 - 11/25/2049	257	262
1.261% due 11/25/2049	240	245
1.431% due 09/25/2023	98	101
1.481% due 10/25/2038	433	444
1.530% due 06/01/2043 - 10/01/2044	8,861	8,878
2.022% due 05/01/2035	77	79
2.243% due 12/01/2035	56	58
2.313% due 09/01/2035	62	64
2.340% due 06/01/2033	14	14
2.375% due 07/20/2015	13,000	13,032
2.403% due 11/01/2035	402	416
2.440% due 01/01/2036	237	247
2.463% due 11/01/2027	9	9
2.470% due 08/01/2026	15	16
2.478% due 09/01/2034	108	113
2.527% due 07/01/2031	7	7
2.530% due 02/01/2033	27	28
2.538% due 09/01/2034	155	162
2.539% due 07/01/2034	21	22
2.569% due 06/01/2034	12	13
2.575% due 11/01/2026	1	1
2.584% due 08/01/2024 - 04/01/2029	8	9
2.592% due 04/01/2033 - 12/01/2040	282	296
2.601% due 08/01/2029	1,391	1,458
2.623% due 09/01/2034	1,071	1,108
2.625% due 10/01/2023 - 01/01/2032	498	519
2.636% due 05/01/2034	78	81
2.655% due 08/01/2027	1	1
2.685% due 06/01/2035	76	80
2.692% due 02/01/2034	141	147
2.786% due 11/01/2024	10	10
2.819% due 02/01/2035	20	20
2.884% due 09/01/2035	294	307
2.900% due 02/01/2018	18	18
2.904% due 05/01/2021 - 04/01/2029	185	187
2.912% due 09/01/2034	92	97
2.935% due 08/01/2034	21	22
2.945% due 06/01/2035	614	646
3.000% due 07/28/2014	24,500	24,841
3.050% due 08/18/2015	3,000	3,010
3.375% due 10/14/2016	17,060	17,193
3.574% due 05/01/2036	9,337	9,407
3.636% due 07/01/2029	150	157
4.000% due 01/01/2041	224,200	223,079
4.050% due 11/01/2025	17	17
4.079% due 05/01/2036	170	173
4.200% due 07/01/2035	1,209	1,220
4.377% due 07/01/2028	25	26
4.672% due 06/01/2017	1,618	1,665
4.757% due 05/01/2035	436	458
4.874% due 01/01/2014	837	896
4.908% due 07/01/2018	1,633	1,681
5.000% due 01/25/2017	42	43
5.003% due 05/01/2035	328	350
5.122% due 07/01/2035	199	212
5.159% due 10/01/2035	285	303
5.166% due 08/01/2035	243	259
5.201% due 08/01/2035	289	308
5.215% due 09/01/2035	302	320
5.222% due 12/01/2035	243	259
5.250% due 08/01/2012	5,700	6,092
5.278% due 10/01/2035	364	387
5.310% due 08/25/2033	307	331
5.318% due 10/01/2035 - 11/01/2035	869	927
5.325% due 11/01/2035	389	415
5.368% due 01/01/2036	441	470
5.378% due 01/01/2036	314	334
5.513% due 03/01/2036	297	317
5.529% due 01/01/2036	253	269
5.573% due 03/01/2036	203	216
5.639% due 12/01/2036	71	75
5.800% due 02/09/2026	9,000	9,040
5.846% due 12/01/2036	72	76
5.861% due 06/01/2036	81	87
5.950% due 02/25/2044	463	511
6.500% due 10/25/2042	785	906
7.000% due 03/01/2013	15	16
8.575% due 06/25/2032	326	341
10.000% due 01/01/2020 - 04/01/2020	18	19
44.184% due 04/25/2021	4	6
FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	4,552	4,507
Federal Farm Credit Bank
0.182% due 08/28/2012	34,940	34,940
0.230% due 11/04/2011 - 11/23/2011	76,250	76,184
0.252% due 12/07/2011	135,000	135,001
0.291% due 07/22/2013	17,800	17,793
0.300% due 01/15/2013	29,800	29,811
0.320% due 09/23/2011	48,500	48,498
0.451% due 08/27/2012	85,000	85,256
Federal Home Loan Bank
0.320% due 09/10/2012	45,000	45,009
Federal Housing Administration
6.896% due 07/01/2020	245	243
7.350% due 04/01/2019	136	135
7.430% due 07/01/2021 - 09/01/2022	128	127
7.435% due 02/01/2019	151	150
Freddie Mac
0.160% due 11/09/2011	137,710	137,586
0.170% due 01/25/2012	96,500	96,397
0.301% due 12/25/2036	14,078	13,997
0.490% due 02/15/2019	40,706	40,767
0.610% due 12/15/2030 - 09/15/2033	249	249
0.660% due 06/15/2031	256	257
0.710% due 12/15/2031	9	8
0.712% due 01/15/2022	1	1
0.810% due 06/15/2031	50	50
0.960% due 03/15/2032	16	16
0.962% due 03/15/2020	3	3
1.062% due 03/15/2023	13	13
1.260% due 10/15/2049	268	274
1.542% due 10/25/2044 - 02/25/2045	9,943	9,758
1.742% due 07/25/2044	11,101	10,888
1.875% due 08/01/2017	51	52
2.404% due 02/01/2023	3	3
2.512% due 05/01/2034	78	81
2.546% due 04/01/2025	18	19
2.557% due 07/01/2033	140	146
2.911% due 08/01/2035	420	439
2.919% due 08/01/2034	160	168
3.132% due 10/01/2033	61	64
3.800% due 03/09/2016	20,000	20,118
4.250% due 12/12/2018	9,750	10,039
4.500% due 02/15/2020 - 07/15/2023	727	747
4.991% due 08/01/2035	220	233
5.000% due 07/15/2014 - 08/15/2035	81,016	90,561
5.319% due 12/01/2035	244	260
5.389% due 11/01/2035	203	217
5.500% due 08/15/2030	15	16
6.500% due 07/25/2043	450	517
6.750% due 08/15/2023	296	295
Ginnie Mae
0.661% due 02/16/2032 - 03/16/2032	468	469
0.761% due 02/16/2030	153	155
0.861% due 02/16/2030	102	103
0.911% due 02/16/2030	180	181
1.211% due 03/20/2031	662	667
1.261% due 08/16/2039	287	293
2.625% due 07/20/2022 - 08/20/2031	1,974	2,022
3.000% due 10/20/2031 - 03/20/2032	669	688
3.125% due 10/20/2017 - 12/20/2033	743	765
3.250% due 03/20/2029 - 03/20/2030	725	747
3.375% due 05/20/2021 - 05/20/2032	3,017	3,112
4.000% due 02/20/2019	15	16
7.500% due 02/20/2030	106	117
NCUA Guaranteed Notes
0.635% due 11/06/2017	139,562	139,519
0.661% due 12/07/2020	13,600	13,614
0.715% due 10/07/2020	16,402	16,382
0.821% due 12/08/2020	42,450	42,318
1.600% due 10/29/2020	10,530	10,326
Small Business Administration
1.250% due 12/25/2017	40	41
4.340% due 03/01/2024	322	338
4.524% due 02/10/2013	32	33
5.370% due 04/01/2028	379	411
5.490% due 03/01/2028	231	248
Tennessee Valley Authority
5.625% due 01/18/2011	1,500	1,503

Total U.S. Government Agencies (Cost $2,761,371)		2,762,406

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Notes
0.625% due 12/31/2012	40,000	40,028

Total U.S. Treasury Obligations (Cost $39,909)		40,028

MORTGAGE-BACKED SECURITIES 5.1%
American Home Mortgage Assets
0.451% due 05/25/2046	3,524	2,088
0.451% due 09/25/2046	1,432	793
0.471% due 10/25/2046	5,889	3,234
1.248% due 11/25/2046	2,995	1,488

American Home Mortgage Investment Trust
1.957% due 09/25/2045		1,080	946
2.159% due 09/25/2035		576	571
2.261% due 02/25/2045		188	171
2.264% due 10/25/2034		1,650	1,464
Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	20,300	27,105
2.403% due 05/16/2047		15,000	19,977
Banc of America Funding Corp.
2.799% due 02/20/2036		$5,428	5,092
5.893% due 01/20/2047		382	278
Banc of America Mortgage Securities, Inc.
3.530% due 07/20/2032		165	162
5.356% due 02/25/2036		360	288
6.500% due 09/25/2033		468	485
BCRR Trust
4.230% due 07/22/2016		1,104	1,110
4.230% due 12/22/2026		21	21
4.230% due 12/22/2028		639	644
4.230% due 03/22/2031		1,833	1,882
4.230% due 12/22/2032		931	930
4.230% due 01/22/2033		1,715	1,713
4.230% due 03/22/2033		314	314
4.230% due 05/22/2033		2,000	2,004
4.230% due 08/22/2033		7,286	7,360
4.230% due 11/22/2033		6,356	6,471
4.230% due 02/22/2034		188	188
4.230% due 03/22/2034		1,012	1,023
4.230% due 04/22/2034		1,660	1,700
4.230% due 05/22/2034		4,790	4,939
4.230% due 09/22/2034		1,722	1,729
4.230% due 04/22/2035		697	703
4.230% due 05/22/2035		1,467	1,490
4.230% due 06/22/2035		1,071	1,096
4.230% due 09/22/2035		319	319
4.230% due 12/22/2035		4,974	5,086
4.230% due 04/22/2036		1,433	1,445
4.230% due 11/22/2036		1,673	1,710
4.230% due 06/22/2038		941	960
4.230% due 02/22/2041		1,171	1,213
Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035		94	90
2.730% due 03/25/2035		5,438	5,192
2.871% due 10/25/2035		500	479
2.909% due 11/25/2034		1,795	1,681
2.926% due 01/25/2034		183	182
2.934% due 03/25/2035		440	422
3.113% due 01/25/2034		480	462
3.180% due 11/25/2034		15,792	13,484
3.516% due 11/25/2030		143	144
4.944% due 01/25/2035		282	265
5.326% due 05/25/2047		3,658	2,772
Bear Stearns Alt-A Trust
0.421% due 02/25/2034		1,670	1,333
2.810% due 01/25/2036		3,899	2,157
2.875% due 05/25/2035		493	415
2.955% due 09/25/2035		6,323	4,847
5.208% due 11/25/2036		4,887	3,055
Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037		82	82
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036		13,791	9,055
5.339% due 12/26/2046		6,976	4,913
CC Mortgage Funding Corp.
0.391% due 05/25/2048		3,716	1,701
0.511% due 08/25/2035		598	390
Chase Mortgage Finance Corp.
5.373% due 03/25/2037		1,285	1,076
Citigroup Mortgage Loan Trust, Inc.
0.331% due 01/25/2037		719	426
2.210% due 08/25/2035		188	178
2.630% due 10/25/2035		530	468
2.820% due 12/25/2035		1,310	1,202
2.930% due 08/25/2035		3,758	3,569
3.059% due 03/25/2034		253	252
5.549% due 07/25/2046		1,061	748
5.873% due 09/25/2037		6,975	5,069
Commercial Mortgage Pass-Through Certificates
4.630% due 05/10/2043		1,649	1,667
Countrywide Alternative Loan Trust
0.411% due 05/20/2046		67	66
0.421% due 02/25/2047		350	228
0.441% due 02/20/2047		7,766	4,549
0.441% due 05/25/2047		6,108	3,557
0.451% due 09/25/2046		2,893	1,756
0.456% due 12/20/2046		5,470	2,881
0.471% due 07/20/2046		3,969	1,864
0.471% due 07/25/2046		604	363
0.591% due 11/20/2035		1,671	1,032
1.328% due 12/25/2035		1,731	1,115
1.328% due 02/25/2036		718	499
5.500% due 08/25/2035		1,021	1,003
5.724% due 02/25/2037		3,203	2,363
6.000% due 04/25/2037		451	318
6.250% due 12/25/2033		2,078	2,126
Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035		537	367
0.551% due 04/25/2035		102	69
0.581% due 03/25/2035		792	498
0.601% due 06/25/2035		9,293	8,027
2.375% due 07/19/2031		5	5
3.241% due 11/19/2033		257	192
5.837% due 09/25/2047		669	498
6.500% due 01/25/2034		22	23
Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032		109	94
2.028% due 05/25/2032		2	2
4.625% due 10/25/2034		697	697
Credit Suisse Mortgage Capital Certificates
5.721% due 06/15/2039		600	617
Deutsche ALT-A Securities, Inc.
0.351% due 08/25/2037		158	156
Extended Stay America Trust
3.127% due 01/05/2013 (b)		66,000	3,884
First Horizon Alternative Mortgage Securities
5.500% due 03/25/2035		423	423
First Horizon Asset Securities, Inc.
2.924% due 08/25/2035		1,509	1,236
First Republic Mortgage Loan Trust
0.560% due 08/15/2032		6,367	5,954
0.610% due 11/15/2031		527	483
0.741% due 06/25/2030		382	369
First Union National Bank Commercial Mortgage
6.223% due 12/12/2033		1,872	1,919
First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035		2,700	2,709
GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037		40	41
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046		1,906	1,767
0.481% due 06/25/2045		551	371
0.491% due 06/25/2045		261	172
0.531% due 11/25/2045		635	427
Greenwich Capital Acceptance, Inc.
3.400% due 06/25/2024		7	7
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		2,900	3,060
GS Mortgage Securities Corp. II
0.356% due 03/06/2020		5,899	5,758
6.624% due 05/03/2018		667	670
6.771% due 05/03/2018		5,450	5,478
6.878% due 05/03/2018		8,155	8,198
GSR Mortgage Loan Trust
2.825% due 09/25/2035		7,984	7,658
2.964% due 01/25/2036		1,456	1,143
3.082% due 04/25/2036		645	538
GSRPM Mortgage Loan Trust
0.661% due 11/25/2031		479	464
0.961% due 01/25/2032		154	143
Harborview Mortgage Loan Trust
0.391% due 04/19/2038		1,855	1,205
0.441% due 07/19/2046		3,274	2,022
0.451% due 07/21/2036		548	380
0.461% due 09/19/2046		816	510
0.481% due 05/19/2035		2,461	1,617
0.501% due 03/19/2036		6,613	4,099
0.631% due 02/19/2034		453	413
5.518% due 08/19/2036		542	444
Holmes Master Issuer PLC
0.369% due 07/15/2021		625	621
0.369% due 07/15/2021 (l)		35,000	34,765
0.410% due 10/15/2011		30,000	29,995
0.830% due 07/15/2021	GBP	2,600	4,025
0.840% due 07/15/2040		9,000	13,981
0.880% due 07/15/2040		10,000	15,574
0.960% due 07/15/2040		10,000	15,568
1.075% due 07/15/2021	EUR	2,400	3,185
1.085% due 07/15/2040		3,611	4,807
1.160% due 07/15/2040	GBP	18,000	28,009
Impac CMB Trust
1.161% due 10/25/2033		$64	57
Indymac ARM Trust
1.928% due 01/25/2032		2	2
1.959% due 01/25/2032		5	4
Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047		1,338	682
Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046		2,270	1,359
0.461% due 06/25/2047		1,209	678
0.471% due 05/25/2046		393	238
0.501% due 07/25/2035		354	232
2.690% due 12/25/2034		75	56
Luminent Mortgage Trust
0.431% due 12/25/2036		1,739	1,140
0.441% due 12/25/2036		770	481
0.461% due 10/25/2046		602	401
MASTR Adjustable Rate Mortgages Trust
0.471% due 04/25/2046		1,089	649
MASTR Alternative Loans Trust
5.000% due 04/25/2019		462	469
MASTR Asset Securitization Trust
5.500% due 09/25/2033		767	790
MASTR Seasoned Securities Trust
6.214% due 09/25/2017		215	221

Mellon Residential Funding Corp.
0.610% due 11/15/2031	1,380	1,316
0.700% due 12/15/2030	3,241	3,071
2.610% due 10/20/2029	2,415	2,236
Merrill Lynch Floating Trust
0.330% due 06/15/2022	1,621	1,574
0.802% due 07/09/2021	500	483
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	9,860	7,631
1.946% due 12/25/2032	21	21
Merrill Lynch Mortgage-Backed Securities Trust
5.406% due 04/25/2037	1,362	1,008
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	4,490	3,919
1.254% due 10/25/2035	66	58
1.707% due 10/25/2035	4,615	4,213
Morgan Stanley Capital I
0.321% due 10/15/2020	5,385	5,179
Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	1,700	1,779
6.660% due 02/15/2033	507	506
Morgan Stanley Mortgage Loan Trust
0.481% due 02/25/2047	970	165
4.569% due 06/25/2036	356	337
Residential Accredit Loans, Inc.
0.441% due 06/25/2046	2,019	844
0.471% due 04/25/2046	340	149
0.511% due 08/25/2037	943	585
0.561% due 08/25/2035	1,707	1,150
1.688% due 09/25/2045	1,087	680
Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	13	13
Residential Asset Securitization Trust
5.750% due 02/25/2036	318	229
Residential Funding Mortgage Securities I
5.250% due 03/25/2034	1,502	1,517
6.500% due 03/25/2032	84	86
Sequoia Mortgage Trust
0.611% due 07/20/2033	3,387	3,214
0.641% due 10/20/2027	1,646	1,506
2.604% due 01/20/2047	569	464
2.823% due 04/20/2035	904	850
Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	109	64
2.714% due 08/25/2035	1,359	1,104
2.770% due 02/25/2034	211	201
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	148	148
0.391% due 03/25/2037	1,553	959
0.451% due 07/25/2046	4,013	2,534
0.481% due 05/25/2036	10,350	6,163
0.481% due 05/25/2046	1,391	744
0.491% due 05/25/2045	858	575
0.511% due 07/19/2035	9,567	8,914
0.541% due 02/25/2036	55	33
0.611% due 03/19/2034	785	711
0.841% due 07/19/2034	50	45
0.921% due 09/19/2032	76	67
Structured Asset Securities Corp.
0.311% due 05/25/2036	71	70
2.308% due 07/25/2032	142	106
2.382% due 01/25/2032	13	11
2.679% due 02/25/2032	212	205
2.856% due 10/25/2035	626	503
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037	58	57
Thornburg Mortgage Securities Trust
0.353% due 03/25/2037	584	570
0.371% due 11/25/2046	4,461	4,403
0.391% due 06/25/2037	149	145
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	14,379	14,015
WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	7,602	418
0.521% due 11/25/2045	225	190
0.531% due 12/25/2045	417	362
0.551% due 10/25/2045	910	774
0.571% due 01/25/2045	348	300
0.901% due 12/25/2027	2,543	2,169
1.028% due 02/25/2047	4,200	2,595
1.028% due 03/25/2047	3,571	2,220
1.058% due 01/25/2047	807	541
1.068% due 01/25/2047	1,727	1,058
1.088% due 04/25/2047	2,510	1,685
1.138% due 12/25/2046	3,225	2,330
1.148% due 12/25/2046	1,637	1,069
1.328% due 02/25/2046	4,053	3,136
1.328% due 08/25/2046	23,463	15,463
1.528% due 11/25/2042	659	587
1.728% due 06/25/2042	854	719
1.728% due 08/25/2042	999	909
1.828% due 11/25/2046	330	242
2.370% due 03/25/2033	151	145
2.711% due 09/25/2033	5,449	5,279
2.778% due 09/25/2033	1,864	1,882
2.904% due 02/27/2034	170	174
2.904% due 01/25/2047	467	348
3.154% due 07/25/2046	462	339
3.154% due 08/25/2046	11,437	8,712
3.154% due 09/25/2046	810	612
3.154% due 12/25/2046	1,839	1,413
5.000% due 02/25/2037	4,244	3,359
5.141% due 01/25/2037	1,117	850
5.299% due 04/25/2037	757	561
5.302% due 12/25/2036	2,464	1,896
5.415% due 12/25/2036	693	535
5.492% due 02/25/2037	2,078	1,529
5.530% due 05/25/2037	1,794	1,461
5.721% due 02/25/2037	2,330	1,817
5.854% due 09/25/2036	1,214	958
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.298% due 05/25/2046	832	470
Washington Mutual MSC Mortgage Pass-Through Certificates
2.766% due 02/25/2033	98	91
Wells Fargo Mortgage-Backed Securities Trust
2.856% due 12/25/2034	4,260	4,140
2.884% due 09/25/2034	645	657
3.425% due 03/25/2036	410	365
5.402% due 07/25/2036	1,591	1,283

Total Mortgage-Backed Securities (Cost $647,371)		597,257

ASSET-BACKED SECURITIES 5.0%
Aames Mortgage Investment Trust
0.411% due 08/25/2035	21	21
Accredited Mortgage Loan Trust
0.311% due 02/25/2037	30	30
ACE Securities Corp.
0.311% due 12/25/2036	260	250
0.321% due 10/25/2036	26	9
0.351% due 06/25/2037	337	328
Ally Auto Receivables Trust
0.336% due 11/15/2011	8,626	8,631
0.586% due 07/15/2011	3,632	3,633
0.750% due 04/15/2012	2,375	2,376
American Express Credit Account Master Trust
0.710% due 08/15/2013	142,500	142,521
1.610% due 12/15/2014	3,200	3,253
AmeriCredit Automobile Receivables Trust
4.266% due 06/06/2012	967	967
4.266% due 08/06/2012	150	151
AMMC CDO
0.512% due 05/03/2018	5,200	4,892
Amortizing Residential Collateral Trust
0.841% due 07/25/2032	63	58
0.961% due 10/25/2031	388	350
0.961% due 08/25/2032	432	351
Amresco Residential Securities Mortgage Loan Trust
1.201% due 06/25/2029	99	84
Arkansas Student Loan Authority
1.188% due 11/25/2043	8,679	8,626
Asset-Backed Funding Certificates
0.321% due 01/25/2037	671	664
0.611% due 06/25/2034	1,025	840
Asset-Backed Securities Corp. Home Equity
0.341% due 05/25/2037	419	361
0.536% due 09/25/2034	445	406
BA Credit Card Trust
0.280% due 06/17/2013	13,800	13,799
Bank of America Auto Trust
0.619% due 07/15/2011	8,244	8,248
Bank One Issuance Trust
0.380% due 05/15/2014	10,234	10,226
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036	199	192
0.331% due 12/25/2036	444	412
0.341% due 10/25/2036	114	107
0.591% due 01/25/2036	16	16
0.661% due 10/27/2032	126	112
0.921% due 10/25/2032	833	741
1.261% due 10/25/2037	3,730	2,474
1.261% due 11/25/2042	76	68
BMW Vehicle Lease Trust
0.298% due 10/17/2011	10,704	10,708
Capital Auto Receivables Asset Trust
0.660% due 02/18/2014	1,314	1,315
1.710% due 10/15/2012	1,695	1,703
Carrington Mortgage Loan Trust
0.311% due 01/25/2037	4,047	3,980
0.361% due 06/25/2037	404	366
0.581% due 10/25/2035	784	747
Chase Funding Mortgage Loan Asset-Backed Certificates
0.901% due 08/25/2032	44	39
Chase Issuance Trust
0.280% due 03/15/2013	1,100	1,100
1.810% due 04/15/2014	23,800	24,202
CIT Group Home Equity Loan Trust
0.531% due 06/25/2033	36	33
Citigroup Mortgage Loan Trust, Inc.
0.301% due 12/25/2036	439	422
0.321% due 07/25/2045	1,238	1,024
0.371% due 08/25/2036	405	367
Contimortgage Home Equity Trust
0.940% due 03/15/2027	2	1
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037	984	978
0.311% due 07/25/2037	932	904

0.311% due 05/25/2047		125	125
0.311% due 06/25/2047		410	404
0.331% due 06/25/2047		285	280
0.341% due 06/25/2037		472	470
0.341% due 10/25/2047		337	333
0.361% due 08/25/2037		11,400	9,679
0.361% due 09/25/2037		428	412
0.361% due 09/25/2047		653	634
0.371% due 10/25/2046		44	44
0.421% due 02/25/2036		10	10
0.441% due 09/25/2036		1,503	1,275
0.451% due 06/25/2036		965	840
0.741% due 12/25/2031		54	29
1.001% due 05/25/2032		239	219
1.121% due 05/25/2033		26	21
Countrywide Home Equity Loan Trust
0.400% due 01/15/2037		83	63
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		3	3
Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		206	181
0.381% due 07/25/2037		1,081	971
Delta Funding Home Equity Loan Trust
1.080% due 09/15/2029		34	27
Diamond Lake CLO Ltd.
5.509% due 12/01/2012		2,100	2,179
EMC Mortgage Loan Trust
0.631% due 05/25/2040		118	96
Equity One ABS, Inc.
0.561% due 04/25/2034		611	477
0.821% due 11/25/2032		781	695
First Franklin Mortgage Loan Asset-Backed Certificates
0.631% due 12/25/2034		10	10
First NLC Trust
0.331% due 08/25/2037		904	618
Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	28,117	28,309
Ford Credit Auto Lease Trust
1.040% due 03/15/2013		$1,220	1,221
Ford Credit Auto Owner Trust
1.210% due 01/15/2012		474	474
1.680% due 06/15/2012		16,601	16,653
2.760% due 05/15/2013		91,580	92,642
Greenpoint Home Equity Loan Trust
0.620% due 01/15/2030		362	205
GSAMP Trust
0.331% due 10/25/2036		17	16
0.331% due 12/25/2036		845	618
0.361% due 01/25/2047		59	59
Home Equity Asset Trust
0.321% due 05/25/2037		346	335
1.181% due 02/25/2033		1	1
HSBC Asset Loan Obligation
0.321% due 12/25/2036		595	545
HSBC Home Equity Loan Trust
0.551% due 01/20/2034		1,467	1,340
1.061% due 11/20/2036		114	114
HSI Asset Securitization Corp. Trust
0.321% due 05/25/2037		427	419
Hyundai Capital Auto Funding Ltd.
1.261% due 09/20/2016		3,500	3,455
Illinois Student Assistance Commission
0.767% due 04/25/2017		11,350	11,332
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		25	25
0.391% due 04/25/2047		153	151
Irwin Home Equity Corp.
0.801% due 07/25/2032		218	106
JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		617	599
0.321% due 03/25/2047		396	310
0.341% due 03/25/2037		421	395
Lehman ABS Mortgage Loan Trust
0.351% due 06/25/2037		655	273
Lehman XS Trust
0.411% due 04/25/2037		3,001	2,135
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		359	297
0.961% due 03/25/2032		65	55
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	13,272	17,672
MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036		$103	46
0.311% due 01/25/2037		501	159
0.321% due 11/25/2036		13	13
0.341% due 05/25/2037		316	305
Mercedes-Benz Auto Receivables Trust
0.309% due 05/13/2011		206	206
Merrill Lynch First Franklin Mortgage Loan Trust
0.321% due 07/25/2037		602	599
Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		36	36
0.341% due 09/25/2037		7	2
0.381% due 02/25/2037		666	463
Morgan Stanley ABS Capital I
0.301% due 10/25/2036		100	100
0.301% due 01/25/2037		409	396
0.311% due 11/25/2036		34	34
0.321% due 05/25/2037		759	659
0.361% due 09/25/2036		90	82
1.061% due 07/25/2037		1,218	1,120
Morgan Stanley Home Equity Loan Trust
0.311% due 12/25/2036		246	240
Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		22	22
Nationstar Home Equity Loan Trust
0.321% due 03/25/2037		1	1
Nautique Funding Ltd.
0.539% due 04/15/2020		1,925	1,729
Nelnet Education Loan Funding, Inc.
0.428% due 08/26/2019		3,750	3,713
Nelnet Student Loan Trust
0.988% due 07/25/2018		5,000	5,038
New Century Home Equity Loan Trust
0.441% due 05/25/2036		989	694
0.521% due 06/25/2035		82	78
Nissan Auto Lease Trust
0.561% due 06/15/2011		20	20
Nissan Auto Receivables Owner Trust
0.356% due 10/17/2011		17,545	17,555
Option One Mortgage Loan Trust
0.321% due 07/25/2037		467	447
0.801% due 06/25/2032		38	32
0.801% due 08/25/2032		208	153
Park Place Securities, Inc.
0.521% due 09/25/2035		617	565
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		11,600	11,561
Popular ABS Mortgage Pass-Through Trust
0.351% due 06/25/2047		1,200	1,093
Renaissance Home Equity Loan Trust
0.621% due 11/25/2034		360	300
0.701% due 08/25/2033		1,253	1,151
0.761% due 12/25/2033		596	511
Residential Asset Mortgage Products, Inc.
0.821% due 06/25/2032		7	5
Residential Asset Securities Corp.
0.321% due 01/25/2037		21	21
0.331% due 02/25/2037		150	147
0.371% due 04/25/2037		325	319
0.761% due 07/25/2032 (a)		117	64
SACO I, Inc.
0.321% due 05/25/2036		223	202
Securitized Asset-Backed Receivables LLC Trust
0.301% due 01/25/2037		222	211
0.391% due 05/25/2037		1,528	1,218
SLM Student Loan Trust
0.288% due 10/25/2016		408	408
0.288% due 07/25/2017		2,000	1,985
0.328% due 04/25/2017		144	144
0.338% due 10/25/2016		1,738	1,738
0.418% due 04/25/2017		7,161	7,153
0.438% due 01/25/2017		17	17
1.788% due 04/25/2023		43,367	44,821
Soundview Home Equity Loan Trust
1.061% due 10/25/2037		82	81
South Carolina Student Loan Corp.
0.722% due 01/25/2021		8,400	8,387
Specialty Underwriting & Residential Finance
0.321% due 01/25/2038		487	457
0.941% due 01/25/2034		90	74
Structured Asset Investment Loan Trust
0.311% due 07/25/2036		48	48
Structured Asset Securities Corp.
0.311% due 10/25/2036		795	791
0.341% due 01/25/2037		246	240
0.361% due 01/25/2037		589	423
0.551% due 01/25/2033		1,350	1,233
1.753% due 04/25/2035		2,768	2,105
Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		21	21
Volkswagen Auto Lease Trust
0.299% due 11/21/2011		3,548	3,548
WAMU Asset-Backed Certificates
0.311% due 01/25/2037		319	311
Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		248	169

Total Asset-Backed Securities (Cost $593,937)			588,401

SOVEREIGN ISSUES 1.0%
Export Development Canada
2.375% due 03/19/2012		3,000	3,066
Export-Import Bank of Korea
1.352% due 03/13/2012		59,300	59,285
Kommunalbanken A/S
3.375% due 11/15/2011		33,300	34,156
Province of Ontario Canada
0.734% due 05/22/2012		2,400	2,407
1.875% due 09/15/2015		11,600	11,305
Qatar Government International Bond
5.150% due 04/09/2014		5,900	6,357
Societe Financement de l’Economie Francaise
2.250% due 06/11/2012		1,600	1,634

Total Sovereign Issues (Cost $118,002)			118,210

	SHARES
PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
DG Funding Trust
0.681% due 06/11/2012		328	2,504

Total Preferred Securities (Cost $3,489)			2,504

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 17.5%
CERTIFICATES OF DEPOSIT 2.7%
Bank of Nova Scotia
0.589% due 10/18/2012		$7,000	7,010
Barclays Bank PLC
0.981% due 03/01/2012		36,800	36,792
1.392% due 12/16/2011		19,200	19,204
Deutsche Bank AG
0.589% due 01/19/2012		7,750	7,759
Dexia Credit Local
0.553% due 03/22/2012		105,700	105,529
Intesa Sanpaolo SpA
0.789% due 01/19/2012		24,300	24,111
2.375% due 12/21/2012		16,500	16,568
Itau Unibanco S.A.
1.700% due 09/12/2011		72,950	73,547
Royal Bank of Canada
0.703% due 06/23/2011		802	803
Royal Bank of Scotland Group PLC
1.663% due 10/15/2012		2,000	1,999
UBS AG
0.966% due 11/02/2012		21,500	21,500

			314,822

COMMERCIAL PAPER 0.8%
BMW U.S. Capital LLC
0.393% due 01/31/2011		15,250	15,246
0.406% due 01/31/2011		8,500	8,497
0.457% due 01/14/2011		75,000	74,990

			98,733

CORPORATE BONDS & NOTES 1.3%
Banco Santander Brasil S.A.
0.000% due 03/28/2011		50,000	49,711
BellSouth Corp.
4.295% due 04/26/2021		3,300	3,339
Swedbank Hypotek AB
0.623% due 06/22/2011		52,500	52,513
WM Wrigley Jr. Co.
1.678% due 06/28/2011		40,300	40,324

			145,887

REPURCHASE AGREEMENTS 0.7%
Barclays Capital, Inc.
0.250% due 01/03/2011		84,000	84,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $86,239. Repurchase proceeds are $84,001.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		2,523	2,523
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,578. Repurchase proceeds are $2,523.)

			86,523

JAPAN TREASURY BILLS 0.7%
0.120% due 02/21/2011	JPY	6,820,000	83,987

U.S. TREASURY BILLS 0.2%
0.157% due 01/06/2011 - 06/23/2011 (d)(f)(g)		$23,203	23,191

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 11.1%
		129,335,958	1,295,429

Total Short- Term Instruments (Cost $2,044,755)			2,048,572

Total Investments 103.3% (Cost $12,073,711)			$12,081,847
Written Options (k) (0.2%) (Premiums $18,870)			(28,890)
Other Assets and Liabilities (Net) (3.1%)			(353,446)

Net Assets 100.0%			$11,699,511

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Interest only security.

(c)	Principal only security.

(d)	Coupon represents a weighted average yield.

(e)	Affiliated to the Fund.

(f)	Securities with an aggregate market value of $20,813 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(g)	Securities with an aggregate market value of $2,129 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $9,559 at a weighted average interest rate of -0.879%. On December 31, 2010, securities valued at $9,371 were pledged as collateral for reverse repurchase agreements.

(i)	Securities with an aggregate market value of $5,233 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010, there were no open futures contracts.

(j)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ford Motor Credit Co. LLC Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(2)	DUB	(5.000%	)	06/20/2011	0.773%	$6,600	$(145)	$(182)	$37

Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	CITI	1.000%		12/20/2013	0.632%	$1,000	$11	$12	$(1)
Anheuser-Busch InBev Worldwide, Inc.	JPM	1.000%		12/20/2012	0.602%	13,100	107	28	79
BHP Billiton Finance USA Ltd.	CITI	1.000%		12/20/2011	0.393%	25,000	158	126	32
BHP Billiton Finance USA Ltd.	DUB	1.000%		12/20/2011	0.393%	9,800	62	58	4
BHP Billiton Finance USA Ltd.	DUB	1.000%		12/20/2013	0.576%	10,000	129	123	6
BHP Billiton Finance USA Ltd.	MSC	1.000%		12/20/2011	0.393%	2,800	18	15	3
BHP Billiton Finance USA Ltd.	MSC	1.000%		12/20/2013	0.576%	10,000	129	72	57
BP Capital Markets America, Inc.	BNP	1.000%		09/20/2011	0.158%	100	1	(7)	8
BP Capital Markets America, Inc.	CITI	5.000%		06/20/2015	0.818%	600	109	11	98
BP Capital Markets America, Inc.	DUB	1.000%		09/20/2011	0.158%	8,900	59	(22)	81
BP Capital Markets America, Inc.	DUB	5.000%		09/20/2011	0.158%	1,300	49	(15)	64
BP Capital Markets America, Inc.	GSC	1.000%		09/20/2011	0.158%	200	2	(10)	12
BP Capital Markets America, Inc.	GSC	5.000%		06/20/2015	0.818%	2,100	381	(48)	429
BP Capital Markets America, Inc.	GSC	5.000%		09/20/2015	0.858%	1,100	207	18	189
BP Capital Markets America, Inc.	HSBC	1.000%		09/20/2011	0.158%	400	3	(29)	32
BP Capital Markets America, Inc.	JPM	5.000%		06/20/2015	0.818%	3,000	545	20	525
Brazil Government International Bond	RBS	1.000%		12/20/2011	0.572%	26,100	119	114	5
Emirate of Abu Dhabi	BCLY	1.000%		12/20/2011	0.345%	25,000	170	172	(2)
Emirate of Abu Dhabi	CSFB	1.000%		12/20/2011	0.345%	10,500	71	59	12
Emirate of Abu Dhabi	DUB	1.000%		12/20/2011	0.345%	10,500	71	59	12
Emirate of Abu Dhabi	HSBC	1.000%		12/20/2011	0.345%	11,100	76	63	13
Emirate of Abu Dhabi	RBS	1.000%		12/20/2011	0.345%	25,000	170	166	4
Enbridge Energy Partners LP	MLP	0.280%		06/20/2012	0.446%	3,800	(9)	0	(9)
Energy Transfer Partners LP	BOA	0.330%		06/20/2012	0.611%	3,800	(15)	0	(15)
General Electric Capital Corp.	CITI	1.000%		09/20/2011	0.520%	10,000	39	0	39
General Electric Capital Corp.	DUB	1.500%		09/20/2011	0.529%	1,300	10	0	10
General Electric Capital Corp.	DUB	5.000%		09/20/2014	1.164%	2,600	363	101	262
General Electric Capital Corp.	GSC	1.000%		03/20/2012	0.629%	20,000	99	111	(12)
General Electric Capital Corp.	HSBC	1.000%		12/20/2011	0.589%	51,200	226	(100)	326
General Electric Capital Corp.	UBS	1.000%		09/20/2011	0.520%	25,000	97	(51)	148
Kinder Morgan Energy Partners LP	MLP	0.290%		06/20/2012	0.584%	3,800	(16)	0	(16)
MetLife, Inc.	CITI	1.000%		06/20/2011	0.548%	3,840	9	(53)	62
MetLife, Inc.	DUB	5.000%		06/20/2012	0.696%	6,800	445	253	192
MetLife, Inc.	JPM	1.000%		12/20/2011	0.567%	4,500	21	0	21
Morgan Stanley	BOA	0.870%		09/20/2012	1.030%	2,800	(7)	0	(7)
Morgan Stanley	JPM	0.800%		09/20/2012	1.030%	10,000	(37)	0	(37)
Pacific Gas & Electric Co.	JPM	1.000%		12/20/2011	0.371%	30,700	201	169	32
Petrobras International Finance Co.	DUB	1.000%		09/20/2012	1.165%	3,400	(9)	(30)	21
Petrobras International Finance Co.	MSC	1.000%		12/20/2012	1.204%	3,000	(11)	(17)	6
Plains All American Pipeline LP	BOA	0.320%		06/20/2012	0.513%	3,800	(10)	0	(10)
Prudential Financial, Inc.	BOA	1.000%		12/20/2012	0.657%	13,700	98	(14)	112
Prudential Financial, Inc.	UBS	1.000%		12/20/2011	0.453%	4,400	25	(1)	26
Republic of Italy Government Bond	CITI	1.000%		06/20/2011	1.562%	36,950	(84)	36	(120)
Valero Energy Corp.	BOA	0.320%		06/20/2012	0.563%	3,800	(13)	0	(13)
Wells Fargo & Co.	DUB	1.000%		09/20/2013	0.674%	1,000	9	(25)	34

							$4,078	$1,364	$2,714

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps

Receive	Pay	Maturity Date(5)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month EUR-LIBOR less 0.231% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/20/2013	JPM	$29,219	EUR	22,002	$(188)	$(139)	$(49)
Floating rate equal to 3-Month EUR-LIBOR less 0.261% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM	16,550		12,500	(167)	737	(904)
Floating rate equal to 3-Month EUR-LIBOR less 0.280% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM	6,314		4,800	(105)	242	(347)
Floating rate equal to 3-Month GBP-LIBOR less 0.110% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	08/10/2011	GSC	40,695	GBP	25,000	1,700	3	1,697
Floating rate equal to 3-Month GBP-LIBOR less 0.130% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2011	GSC	18,831		11,500	893	0	893

							$2,133	$843	$1,290

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC	BRL	128,300	$1,032	$(11)	$1,043
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		22,000	177	(4)	181
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	141,300	(1,253)	(598)	(655)

							$(44)	$(613)	$569

(k)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	400	$163	$6
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	2,133	915	1,217
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	400	205	1,485
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	2,133	1,327	900

				$2,610	$3,608

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$63,300	$412	$858
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	6,200	42	84
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	408,100	2,421	5,536
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	55,000	343	746
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	422,700	3,223	5,734
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	21,000	187	265
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	191,600	1,969	2,415
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	231,800	2,553	2,922
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	97,800	1,015	1,475
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	120,000	1,294	1,513
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	46,500	464	586
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	124,400	1,219	1,876
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	100,900	1,118	1,272

							$16,260	$25,282

(l)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Holmes Master Issuer PLC	0.369%	07/15/2021	11/16/2010	$34,806	$34,765	0.30%

(m)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	10,774	01/2011	CITI	$228	$0	$228
Sell		10,774	01/2011	RBS	0	(732)	(732)
Sell		10,774	08/2012	CITI	0	(211)	(211)
Sell	BRL	68	02/2011	HSBC	0	(2)	(2)
Sell		2,066	03/2011	CITI	0	(17)	(17)
Sell	CAD	30,767	02/2011	DUB	0	(368)	(368)
Sell	CHF	89	02/2011	RBC	0	(6)	(6)
Sell	CLP	331,549	01/2011	DUB	0	(26)	(26)
Buy		331,549	01/2011	JPM	34	0	34
Buy		331,549	06/2011	DUB	25	0	25
Sell		331,549	06/2011	HSBC	0	(5)	(5)
Buy	CNY	6,242	01/2011	BOA	7	0	7
Sell		17,397	01/2011	DUB	0	(27)	(27)
Buy		11,155	01/2011	MSC	13	0	13
Buy		538,037	04/2011	BCLY	804	0	804
Buy		11,734	04/2011	CITI	38	0	38
Buy		51,635	04/2011	CSFB	75	0	75
Buy		107,238	04/2011	HSBC	155	0	155
Buy		132,300	04/2011	JPM	177	0	177
Buy		6,327	04/2011	RBS	18	0	18
Buy		336,882	09/2011	BCLY	1,046	0	1,046
Buy		22,366	11/2011	BCLY	15	(4)	11
Buy		15,254	11/2011	JPM	0	(13)	(13)
Buy		15,181	11/2011	RBS	4	0	4
Buy		4,694	02/2012	BCLY	0	(4)	(4)
Buy		17,397	02/2012	DUB	28	0	28
Sell	DKK	2,265	01/2011	BCLY	0	(6)	(6)
Buy		419,065	01/2011	CITI	1,443	0	1,443
Sell		420,866	01/2011	CITI	1,335	(172)	1,163
Buy		199,747	01/2011	HSBC	797	0	797
Buy		297,920	01/2011	JPM	1,325	0	1,325
Buy		71,364	01/2011	MSC	206	0	206
Buy		7,543	01/2011	RBS	12	0	12
Buy		2,265	02/2011	BCLY	5	0	5
Buy		1,678	02/2011	RBC	0	(11)	(11)
Sell		419,065	01/2012	CITI	0	(1,517)	(1,517)
Sell		199,747	01/2012	HSBC	0	(813)	(813)
Sell		297,920	01/2012	JPM	0	(1,334)	(1,334)
Sell		71,364	01/2012	MSC	0	(217)	(217)
Sell		7,543	01/2012	RBS	0	(13)	(13)
Buy	EUR	20,650	01/2011	BOA	432	0	432
Sell		105	01/2011	BOA	0	(2)	(2)
Buy		477	01/2011	CITI	0	(23)	(23)
Sell		21,022	01/2011	CITI	1,137	0	1,137
Buy		2,757	03/2011	BOA	58	0	58
Sell		79,479	03/2011	CITI	2,400	(5)	2,395
Sell		2,757	03/2011	JPM	178	0	178
Buy		79,480	03/2011	RBS	1,751	0	1,751
Buy		940	05/2011	BOA	20	0	20
Sell		940	05/2011	RBS	0	(69)	(69)
Buy		4,990	06/2011	BOA	105	0	105
Sell		4,990	06/2011	CITI	304	0	304
Buy		105	07/2012	BOA	3	0	3
Sell		29,337	07/2012	BOA	0	(706)	(706)
Sell		79,480	07/2012	RBS	0	(1,991)	(1,991)
Sell	GBP	11,000	01/2011	CITI	321	0	321
Sell		186	03/2011	BCLY	0	0	0
Buy		45,554	03/2011	CITI	357	0	357
Sell		4,989	03/2011	CITI	0	(12)	(12)
Sell		186	03/2011	DUB	0	0	0
Sell		2,582	03/2011	JPM	151	0	151
Sell		40,565	03/2011	RBC	426	0	426
Sell		124	03/2011	RBS	1	0	1
Sell		29,749	08/2011	CITI	0	(243)	(243)
Buy		29,749	01/2012	CITI	259	0	259
Sell		75,303	01/2012	CITI	871	(397)	474
Sell	JPY	303,268	01/2011	GSC	0	(133)	(133)
Buy		701,088	01/2011	RBC	271	0	271
Sell		180,517	01/2011	RBC	0	(80)	(80)
Sell		361,033	01/2011	RBS	0	(152)	(152)
Buy		893,022	01/2011	UBS	393	0	393
Sell		7,500,000	02/2011	HSBC	0	(3,211)	(3,211)
Buy	MXN	343,073	02/2011	BCLY	1,750	0	1,750
Sell		332,813	02/2011	CITI	0	(853)	(853)
Buy		136,204	02/2011	HSBC	190	0	190
Sell	SGD	147	03/2011	BCLY	0	(4)	(4)
Buy		90	03/2011	BOA	3	0	3
Buy		17	03/2011	DUB	0	0	0
Buy		20	03/2011	JPM	1	0	1
Buy		20	03/2011	RBS	1	0	1
Buy	ZAR	23,786	01/2011	HSBC	204	0	204
Sell		23,786	01/2011	JPM	0	(157)	(157)

					$19,377	$(13,536)	$5,841

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$19,862	$11,468	$31,330
Corporate Bonds & Notes Banking & Finance	0	3,925,446	5,652	3,931,098
Industrials	0	940,368	39,846	980,214
Utilities	0	723,447	0	723,447
Convertible Bonds & Notes	0	70,102	0	70,102
Banking & Finance
Industrials	0	112,777	0	112,777
Municipal Bonds & Notes
California	0	18,838	0	18,838
Illinois	0	39,300	0	39,300
Maine	0	1,913	0	1,913
New Jersey	0	13,015	0	13,015
New York	0	400	0	400
Texas	0	2,035	0	2,035
U.S. Government Agencies	0	2,545,412	216,994	2,762,406
U.S. Treasury Obligations	0	40,028	0	40,028
Mortgage-Backed Securities	0	596,839	418	597,257
Asset-Backed Securities	0	536,277	52,124	588,401
Sovereign Issues	0	118,210	0	118,210
Preferred Securities
Banking & Finance	0	0	2,504	2,504
Short-Term Instruments
Certificates of Deposit	0	314,822	0	314,822
Commercial Paper	0	98,733		98,733
Corporate Bonds & Notes	0	43,663	102,224	145,887
Repurchase Agreements	0	86,523	0	86,523
Japan Treasury Bills	0	83,987	0	83,987
U.S. Treasury Bills	0	23,191	0	23,191
PIMCO Short-Term Floating NAV Portfolio	1,295,429	0	0	1,295,429
	$1,295,429	$10,355,188	$431,230	$12,081,847

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,993	0	2,993
Foreign Exchange Contracts	0	21,967	0	21,967
Interest Rate Contracts	0	1,224	0	1,224

	$0	$26,184	$0	$26,184

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(242)	0	(242)
Foreign Exchange Contracts	0	(14,835)	0	(14,835)
Interest Rate Contracts	0	(29,546)	0	(29,546)

	$0	$(44,623)	$0	$(44,623)

Totals	$1,295,429	$10,336,749	$431,230	$12,063,408

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$11,500	$0	$0	$0	$(32)	$0	$0	$11,468	$(32)
Corporate Bonds & Notes
Banking & Finance	995	0	(1,000)	0	0	5	5,652	0	5,652	0
Industrials	0	40,262	0	(165)	0	(251)	0	0	39,846	(251)
U.S. Government Agencies	729	219,950	(3,457)	0	0	(228)	0	0	216,994	(228)
Mortgage-Backed Securities	0	0	0	0	0	418	0	0	418	418
Asset-Backed Securities	26,245	61,613	(16,330)	16	32	597	0	(20,049)	52,124	895
Preferred Securities
Banking & Finance	2,673	0	0	0	0	(169)	0	0	2,504	(169)
Short-Term Instruments
Corporate Bonds & Notes	34,794	102,324	0	12	0	94	0	(35,000)	102,224	(113)

	$65,436	$435,649	$(20,787)	$(137)	$32	$434	$5,652	$(55,049)	$431,230	$520

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments

PIMCO Small Cap StocksPLUS® TR Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
CORPORATE BONDS & NOTES 28.4%
BANKING & FINANCE 19.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$300	$372
Allstate Corp.
6.125% due 05/15/2067		200	200
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		1,000	1,090
Ally Financial, Inc.
5.375% due 06/06/2011		100	101
6.625% due 05/15/2012		1,700	1,753
6.875% due 08/28/2012		100	104
7.250% due 03/02/2011		1,000	1,010
7.500% due 12/31/2013		100	108
7.500% due 09/15/2020		100	105
8.300% due 02/12/2015		100	110
American General Finance Corp.
0.552% due 12/15/2011		2,300	2,154
6.900% due 12/15/2017		100	81
American International Group, Inc.
5.050% due 10/01/2015		400	412
5.450% due 05/18/2017		100	102
5.850% due 01/16/2018		300	310
6.400% due 12/15/2020		700	736
8.250% due 08/15/2018		1,900	2,195
ANZ National International Ltd.
6.200% due 07/19/2013		400	441
Bank of America Corp.
0.616% due 08/15/2016		400	352
4.500% due 04/01/2015		1,700	1,729
5.650% due 05/01/2018		1,200	1,228
6.500% due 08/01/2016		800	869
Bank of Montreal
2.850% due 06/09/2015		200	203
Bank of Nova Scotia
1.650% due 10/29/2015		100	96
Bank of Scotland PLC
4.880% due 04/15/2011		600	607
Barclays Bank PLC
5.450% due 09/12/2012		400	429
6.050% due 12/04/2017		100	103
BBVA Bancomer S.A.
7.250% due 04/22/2020		400	424
Bear Stearns Cos. LLC
7.250% due 02/01/2018		300	356
BNP Paribas
5.186% due 06/29/2049		130	119
BRFkredit A/S
0.539% due 04/15/2013		600	600
Caterpillar Financial Services Corp.
4.850% due 12/07/2012		100	107
CBA Capital Trust II
6.024% due 03/29/2049		100	98
CIT Group, Inc.
7.000% due 05/01/2013		7	7
7.000% due 05/01/2014		10	11
7.000% due 05/01/2015		510	513
7.000% due 05/01/2016		18	18
7.000% due 05/01/2017		25	25
Citigroup, Inc.
5.850% due 07/02/2013		100	108
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		75	97
Credit Agricole S.A.
6.637% due 05/29/2049		100	86
8.375% due 10/29/2049		300	310
Deutsche Bank AG
1.084% due 02/17/2015		280	274
Dexia Credit Local S.A.
0.953% due 09/23/2011		2,300	2,306
Ford Motor Credit Co. LLC
7.250% due 10/25/2011		600	620
7.375% due 02/01/2011		500	502
7.800% due 06/01/2012		800	851
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	137
Goldman Sachs Group, Inc.
1.347% due 02/04/2013		400	520
1.393% due 01/30/2017		700	860
5.625% due 01/15/2017		$10	11
5.950% due 01/18/2018		100	109
6.150% due 04/01/2018		100	110
6.250% due 09/01/2017		100	111
International Lease Finance Corp.
1.425% due 08/15/2011	EUR	800	1,052
6.625% due 11/15/2013		$900	924
6.750% due 09/01/2016		200	214
IPIC GMTN Ltd.
5.000% due 11/15/2020		300	295
Itau Unibanco Holding S.A.
6.200% due 04/15/2020		600	619
JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	100	131
6.000% due 01/15/2018		$30	34
7.900% due 04/29/2049		500	533
LBG Capital No.1 PLC
7.875% due 11/01/2020		900	824
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	200	273
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$200	50
Macquarie Group Ltd.
7.300% due 08/01/2014		500	546
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	212
6.875% due 04/25/2018		100	110
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	107
Morgan Stanley
1.357% due 03/01/2013	EUR	1,700	2,175
6.250% due 08/28/2017		$100	108
National Australia Bank Ltd.
2.550% due 01/13/2012		1,000	1,019
Nationwide Building Society
6.250% due 02/25/2020		200	209
Nationwide Life Global Funding I
5.450% due 10/02/2012		700	722
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,124
Pricoa Global Funding I
0.388% due 01/30/2012		100	99
0.503% due 09/27/2013		100	99
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	107
Regions Financial Corp.
6.375% due 05/15/2012		390	397
Royal Bank of Scotland Group PLC
0.686% due 04/08/2011		2,700	2,701
6.990% due 10/29/2049		100	77
Scotland International Finance No. 2 BV
4.250% due 05/23/2013		400	396
SLM Corp.
8.000% due 03/25/2020		2,900	2,945
State Bank of India
4.500% due 07/27/2015		100	102
Stone Street Trust
5.902% due 12/15/2015		200	208
Textron Financial Corp.
0.418% due 02/25/2011		1,000	999
TNK-BP Finance S.A.
6.625% due 03/20/2017		100	106
UBS AG
1.384% due 02/23/2012		300	303
UBS Preferred Funding Trust V
6.243% due 05/29/2049		100	97
Vnesheconombank Via VEB Finance Ltd.
6.902% due 07/09/2020		1,000	1,050
Wells Fargo & Co.
5.625% due 12/11/2017		100	111

			47,368

INDUSTRIALS 8.1%
Alcoa, Inc.
6.150% due 08/15/2020		1,100	1,132
America Movil SAB de C.V.
6.125% due 03/30/2040		700	746
Amgen, Inc.
6.900% due 06/01/2038		100	122
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015		600	633
5.375% due 01/15/2020		600	651
C8 Capital SPV Ltd.
6.640% due 12/29/2049		100	71
Daimler Finance North America LLC
5.750% due 09/08/2011		900	930
7.300% due 01/15/2012		1,000	1,063
Dell, Inc.
5.650% due 04/15/2018		100	110
Dow Chemical Co.
4.850% due 08/15/2012		1,000	1,055
Eli Lilly & Co.
4.200% due 03/06/2014		1,000	1,073
Gerdau Holdings, Inc.
7.000% due 01/20/2020		200	221
HCA, Inc.
7.875% due 02/15/2020		300	323
International Business Machines Corp.
5.700% due 09/14/2017		400	460
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012		600	644
5.950% due 02/15/2018		100	110
Kraft Foods, Inc.
6.125% due 02/01/2018		100	114
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,900	1,981
Oracle Corp.
5.750% due 04/15/2018		200	229
Petrobras International Finance Co.
7.875% due 03/15/2019		1,000	1,187
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		700	669
Suncor Energy, Inc.
6.100% due 06/01/2018		200	230
Time Warner Cable, Inc.
6.200% due 07/01/2013		1,000	1,111
Time Warner, Inc.
6.100% due 07/15/2040		1,500	1,579
TransCanada Pipelines Ltd.
7.625% due 01/15/2039		400	519

UAL Pass-Through Trust
10.400% due 05/01/2018	94	109
Union Pacific Corp.
5.700% due 08/15/2018	100	112
UST LLC
5.750% due 03/01/2018	1,100	1,176
Vale Overseas Ltd.
5.625% due 09/15/2019	400	428
8.250% due 01/17/2034	1,200	1,498

		20,286

UTILITIES 1.3%
Duke Energy Corp.
5.650% due 06/15/2013	1,000	1,099
Qwest Corp.
8.875% due 03/15/2012	950	1,029
Verizon Wireless Capital LLC
2.884% due 05/20/2011	100	101
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,067

		3,296

Total Corporate Bonds & Notes (Cost $67,928)		70,950

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Medtronic, Inc.
1.500% due 04/15/2011	400	402
Transocean, Inc.
1.500% due 12/15/2037	1,600	1,584

Total Convertible Bonds & Notes (Cost $1,888)		1,986

MUNICIPAL BONDS & NOTES 3.5%
CALIFORNIA 1.3%
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	100	101
California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036	500	513
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	400	415
Southern California State Public Power Authority Revenue Bonds, Series 2010
5.943% due 07/01/2040	1,800	1,680
University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	400	388

		3,097

ILLINOIS 0.5%
Chicago, Illinois General Obligation Bonds, Series 2010
7.517% due 01/01/2040	1,000	1,010
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

		1,212

NEVADA 0.0%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	98

NEW JERSEY 0.7%
New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	700	701
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	1,000	1,085

		1,786

NEW YORK 0.9%
New York City, New York General Obligation Bonds, Series 2010
6.646% due 12/01/2031	1,000	1,010
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.932% due 11/01/2036	100	94
New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,007

		2,111

OHIO 0.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	73

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	300	299

Total Municipal Bonds & Notes (Cost $8,675)		8,676

U.S. GOVERNMENT AGENCIES 43.7%
Fannie Mae
0.611% due 07/25/2037	675	678
0.641% due 07/25/2037	756	761
0.661% due 09/25/2035	718	718
0.671% due 09/25/2035	1,458	1,458
0.711% due 09/25/2035	479	479
0.750% due 12/18/2013 (g)	2,500	2,474
0.981% due 06/25/2037	1,145	1,156
1.001% due 03/25/2040	1,099	1,112
1.125% due 09/30/2013	100	100
1.250% due 08/20/2013	1,000	1,007
1.750% due 05/07/2013	200	204
2.875% due 12/11/2013	100	105
3.500% due 01/01/2041	1,000	956
4.000% due 07/01/2040 - 01/01/2041	15,149	15,090
4.125% due 04/15/2014	1,500	1,637
4.375% due 03/15/2013	100	108
4.500% due 08/01/2038 - 02/01/2041	35,542	36,482
5.000% due 02/25/2017 - 01/01/2041	9,006	9,469
5.500% due 09/01/2023 - 01/01/2041	7,064	7,560
5.953% due 06/21/2027 (g)	4,000	4,093
6.000% due 08/01/2027 - 09/01/2037	110	119
7.500% due 04/01/2024 - 11/01/2037	1,336	1,521
Federal Home Loan Bank
0.875% due 12/27/2013	100	99
Freddie Mac
0.301% due 12/25/2036	34	34
0.410% due 07/15/2019	37	37
0.515% due 11/26/2012	100	100
0.960% due 08/15/2037	1,173	1,184
0.970% due 10/15/2037	279	282
0.980% due 05/15/2037 - 09/15/2037	1,284	1,297
1.750% due 09/10/2015	400	394
4.125% due 09/27/2013	100	108
4.500% due 07/15/2013 - 08/01/2040	2,633	2,752
5.000% due 07/15/2014	100	112
5.500% due 02/01/2038 - 02/01/2040	6,426	6,856
6.000% due 05/01/2038 - 04/01/2040	884	960
Ginnie Mae
5.500% due 01/01/2041	1,000	1,081
6.000% due 06/15/2037 - 07/15/2037	804	899
Small Business Administration
5.290% due 12/01/2027	144	156
5.720% due 01/01/2029	2,424	2,664
6.020% due 08/01/2028	2,523	2,810

Total U.S. Government Agencies (Cost $109,305)		109,112

U.S. TREASURY OBLIGATIONS 3.3%
Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028 (g)	418	426
2.000% due 01/15/2026 (g)	220	234
2.375% due 01/15/2025	232	259
2.375% due 01/15/2027 (g)	3,796	4,228
2.500% due 01/15/2029	306	348
3.875% due 04/15/2029	266	358
U.S. Treasury Notes
0.500% due 11/30/2012 (d)	2,000	1,998
1.000% due 07/15/2013	500	502

Total U.S. Treasury Obligations (Cost $8,745)		8,353

MORTGAGE-BACKED SECURITIES 3.9%
Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049	1,400	1,453
Citigroup Mortgage Loan Trust, Inc.
0.331% due 01/25/2037	14	8
2.670% due 03/25/2036	1,668	1,446
Countrywide Alternative Loan Trust
0.421% due 02/25/2047	58	38
0.461% due 06/25/2037	206	121
1.328% due 02/25/2036	22	15
Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	32	28
3.121% due 11/25/2034	26	21
5.500% due 11/25/2035	431	403
GS Mortgage Securities Corp. II
0.356% due 03/06/2020	60	59
GSR Mortgage Loan Trust
5.193% due 11/25/2035	53	52
Harborview Mortgage Loan Trust
0.431% due 12/19/2036	2,018	1,320
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039	214	218
JPMorgan Mortgage Trust
2.992% due 08/25/2034	580	544
5.036% due 02/25/2035	30	30
5.388% due 07/25/2035	467	465
5.750% due 01/25/2036	95	86

Merrill Lynch Mortgage Investors, Inc.
5.322% due 09/25/2035		744	685
Morgan Stanley Capital I
5.610% due 04/15/2049		400	410
Structured Asset Securities Corp.
2.856% due 10/25/2035		895	720
WaMu Mortgage Pass-Through Certificates
0.901% due 12/25/2027		34	29
1.058% due 01/25/2047		62	42
3.154% due 09/25/2046		6	4
3.154% due 10/25/2046		15	11
Wells Fargo Mortgage-Backed Securities Trust
3.426% due 03/25/2036		257	222
5.488% due 12/25/2036		1,486	1,397

Total Mortgage-Backed Securities (Cost $9,805)			9,827

ASSET-BACKED SECURITIES 0.7%
Ally Auto Receivables Trust
1.320% due 03/15/2012		37	37
Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034		1	1
Bear Stearns Asset-Backed Securities Trust
0.341% due 10/25/2036		6	5
Citigroup Mortgage Loan Trust, Inc.
0.321% due 07/25/2045		82	68
0.371% due 08/25/2036		27	25
Countrywide Asset-Backed Certificates
0.441% due 09/25/2036		141	120
Credit-Based Asset Servicing & Securitization LLC
0.381% due 07/25/2037		28	25
HSBC Home Equity Loan Trust
1.201% due 11/20/2036		1,300	1,279
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		1	1
0.391% due 04/25/2047		31	30
JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		30	24
Morgan Stanley ABS Capital I
0.311% due 07/25/2036		8	3
Park Place Securities, Inc.
0.573% due 10/25/2034		2	2
Soundview Home Equity Loan Trust
0.321% due 11/25/2036		12	4

Total Asset-Backed Securities (Cost $1,683)			1,624

SOVEREIGN ISSUES 2.8%
Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	215
Canada Government International Bond
2.000% due 12/01/2014	CAD	1,100	1,099
2.500% due 09/01/2013		700	715
Colombia Government International Bond
7.375% due 01/27/2017		$1,000	1,185
Export-Import Bank of Korea
4.000% due 01/29/2021		200	188
5.875% due 01/14/2015		600	651
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	303
Mexico Government International Bond
5.950% due 03/19/2019		400	448
6.000% due 06/18/2015	MXN	10,700	861
6.050% due 01/11/2040		$100	103
Societe Financement de l’Economie Francaise
0.489% due 07/16/2012		1,000	1,003
2.375% due 03/26/2012		200	204

Total Sovereign Issues (Cost $6,723)			6,975

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		2,300	20

Total Convertible Preferred Securities (Cost $173)			20

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
DG Funding Trust
0.681% due 08/01/2011		2	15

Total Preferred Securities (Cost $21)			15

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 31.7%
CERTIFICATES OF DEPOSIT 0.6%
Itau Unibanco S.A.
1.300% due 03/14/2011		$500	501
1.450% due 06/13/2011		400	402
1.700% due 09/12/2011		500	504

			1,407

CORPORATE BONDS & NOTES 0.3%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		700	682

REPURCHASE AGREEMENTS 1.9%
Barclays Capital, Inc.
0.250% due 01/03/2011		4,000	4,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $4,107. Repurchase proceeds are $4,000.)
Deutsche Bank Securities, Inc.
0.200% due 01/03/2011		800	800
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $824. Repurchase proceeds are $800.)

			4,800

JAPAN TREASURY BILLS 3.5%
0.107% due 01/31/2011	JPY	720,000	8,868

U.S. TREASURY BILLS 0.1%
0.180% due 06/09/2011 (e)		$190	190

	SHARES
PIMCO SHORT-TERM FLOATING NAV
PORTFOLIO (c) 25.3%
		6,320,003	63,301

Total Short-Term Instruments (Cost $79,246)			79,248

PURCHASED OPTIONS (i) 0.0%
(Cost $0)			0
Total Investments 118.8% (Cost $294,192)			$296,786
Written Options (j) (0.4%) (Premiums $683)			(923)
Other Assets and Liabilities (Net) (18.4%)			(46,105)

Net Assets 100.0%			$249,758

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Principal amount of security is adjusted for inflation.

(c)	Affiliated to the Fund.

(d)	Securities with an aggregate market value of $274 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	Securities with an aggregate market value of $190 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(f)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $10,794 at a weighted average interest rate of 0.040%. On December 31, 2010, there were no open reverse repurchase agreements.

(g)	Securities with an aggregate market value of $5,866 and cash of $57 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	35	$0
90-Day Eurodollar December Futures	Long	12/2012	17	(34)
90-Day Eurodollar June Futures	Long	06/2011	246	65
90-Day Eurodollar June Futures	Long	06/2012	37	(26)
90-Day Eurodollar June Futures	Long	06/2013	2	(5)
90-Day Eurodollar March Futures	Long	03/2011	78	7
90-Day Eurodollar March Futures	Long	03/2012	54	(18)
90-Day Eurodollar March Futures	Long	03/2013	12	(28)
90-Day Eurodollar September Futures	Long	09/2011	84	24
90-Day Eurodollar September Futures	Long	09/2012	40	(67)
90-Day Eurodollar September Futures	Long	09/2013	6	(17)
E-mini Russell 2000 Index March Futures	Long	03/2011	1,088	792
U.S. Treasury 2-Year Note March Futures	Long	03/2011	279	67
U.S. Treasury 5-Year Note March Futures	Long	03/2011	2	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	2	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	2	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	2	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	1	(1)

				$751

(h)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$500	$0	$(7)	$7
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%	1,000	(1)	(10)	9
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%	500	(1)	(7)	6
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.538%	3,400	5	(14)	19
France Government Bond	GSC	0.250%	12/20/2015	1.062%	300	(11)	(6)	(5)
France Government Bond	RBS	0.250%	12/20/2015	1.062%	700	(27)	(14)	(13)
France Government Bond	UBS	0.250%	12/20/2015	1.062%	100	(4)	(2)	(2)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.529%	100	0	0	0
General Electric Capital Corp.	BCLY	4.700%	12/20/2013	1.079%	1,700	182	0	182
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%	300	29	0	29
General Electric Capital Corp.	CITI	4.850%	12/20/2013	1.079%	900	100	0	100
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.079%	900	98	0	98
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	300	4	4	0
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	3	2	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	1	2
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	1,000	15	4	11
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%	1,000	15	5	10

						$420	$(37)	$457

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$2,700	$347	$350	$(3)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	1,000	127	130	(3)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	500	64	62	2
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	100	14	14	0
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	100	14	14	0
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	100	14	12	2
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015	1,400	44	7	37
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	500	16	1	15
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	5,725	179	159	20
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	193	2	0	2
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	300	2	0	2
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	200	2	(1)	3
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	300	2	0	2
CDX.IG-15 5-Year Index	CSFB	1.000%	12/20/2015	1,900	14	(7)	21
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	500	4	(2)	6
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	100	1	0	1
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	200	1	0	1
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	2,300	17	(5)	22
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	300	3	2	1

					$868	$736	$132

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$2	$0	$2
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	1	0	1
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	3	0	3
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		1,100	6	2	4
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,100	6	1	5
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		1,100	6	2	4
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		600	3	1	2
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		600	6	3	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		700	6	3	3
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	3	0	3
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	2	0	2
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		100	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		100	2	0	2
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		300	2	1	1
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		100	3	(1)	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	6	0	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	3	0	3
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		400	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,400	6	1	5
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,700	7	2	5
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,700	14	5	9
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		1,100	5	(2)	7
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		500	3	1	2
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	2	1	1
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		800	6	1	5
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		3,500	29	4	25
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		3,800	38	5	33
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		5,000	38	7	31
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		7,500	66	5	61
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	1	0	1
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	3	0	3
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	0	1
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		1,200	16	5	11
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	2	1	1
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		3,900	40	0	40
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,600	25	11	14
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS	AUD	500	(2)	0	(2)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC		$1,000	(9)	0	(9)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	300	4	0	4

							$356	$59	$297

Total Return Swaps on Indices

Pay/ Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	46,060	3-Month USD-LIBOR less a specified spread	$144,273	10/17/2011	JPM	$17,029

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March Futures	$ 103.500	02/18/2011	15	$0	$0

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	43	$18	$25
Call - CME S&P 500 Index January Futures	1,275.000	01/21/2011	7	14	13
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	43	27	18
Put - CME S&P 500 Index January Futures	1,190.000	01/21/2011	7	18	8

				$77	$64

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$2,300	$5	$11
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	2,600	15	31
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012	3,300	12	25
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	1,300	11	18
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	200	1	3
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	1,500	9	20
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	1,500	9	20
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	5,700	42	77
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,700	24	34
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	5,100	45	64
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,000	23	25
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	6,600	69	100
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	1,400	16	18
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,800	32	35
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	4,600	45	69
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	500	6	6
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	3,800	94	116
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	1,200	30	37
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	500	7	8
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	900	13	14
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	400	5	6
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	400	6	6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	800	5	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	900	13	13

							$537	$757

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000	10/11/2011	$1,100	$6	$9
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000	10/11/2011	1,000	5	8
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	10/11/2011	3,300	37	55
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011	1,600	17	27

					$65	$99

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$300	$4	$3

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$1,000	$946	$955
Fannie Mae	4.000%	01/01/2041	3,000	2,954	2,985
Fannie Mae	4.500%	02/01/2041	5,000	5,272	5,137

				$9,172	$9,077

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	100	01/2011	BNP	$3	$0	$3
Buy		520	01/2011	CSFB	36	0	36
Buy	BRL	7,790	03/2011	CITI	65	0	65
Buy	CAD	303	02/2011	BNP	7	0	7
Buy		703	02/2011	BOA	13	0	13
Buy		3,547	02/2011	DUB	42	0	42
Buy		102	02/2011	MSC	2	0	2
Buy		112	02/2011	RBC	3	0	3
Buy	CNY	649	11/2011	BCLY	0	(1)	(1)
Buy		3,904	11/2011	CITI	3	0	3
Buy		3,214	11/2011	JPM	0	(3)	(3)
Sell	EUR	14	01/2011	BCLY	0	0	0
Sell		100	01/2011	BNP	0	(3)	(3)
Sell		100	01/2011	BOA	0	(2)	(2)
Buy		727	01/2011	CITI	0	(12)	(12)
Sell		4,625	01/2011	CITI	247	(2)	245
Sell		200	01/2011	CSFB	1	0	1
Sell		185	01/2011	MSC	0	(4)	(4)
Sell		100	01/2011	RBC	0	0	0
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		176	01/2011	UBS	0	(3)	(3)
Sell	GBP	52	03/2011	BCLY	0	0	0
Sell		51	03/2011	DUB	0	0	0
Sell		34	03/2011	RBS	0	0	0
Buy	IDR	643,510	04/2011	CITI	1	0	1
Buy		909,000	04/2011	MSC	0	0	0
Buy		1,045,072	07/2011	BCLY	2	0	2
Buy		283,500	07/2011	BNP	1	0	1
Buy		973,800	07/2011	CITI	3	0	3
Buy		2,231,350	07/2011	HSBC	5	0	5
Buy		97,750	07/2011	JPM	0	0	0
Buy		189,000	07/2011	RBS	1	0	1
Buy	INR	2,523	03/2011	BCLY	0	0	0
Buy		2,000	03/2011	RBS	0	0	0
Buy		4,645	05/2011	BOA	2	0	2
Buy	JPY	8,270	01/2011	BCLY	3	0	3
Buy		16,453	01/2011	CITI	4	0	4
Sell		720,000	01/2011	CITI	0	(10)	(10)
Buy		16,560	01/2011	CSFB	7	0	7
Sell		30,437	01/2011	GSC	0	(13)	(13)
Buy		8,169	01/2011	JPM	1	0	1
Sell		18,117	01/2011	RBC	0	(8)	(8)
Sell		36,235	01/2011	RBS	0	(15)	(15)
Buy		16,702	01/2011	UBS	4	0	4
Buy	KRW	115,242	01/2011	JPM	2	0	2
Sell		455,417	01/2011	JPM	0	(7)	(7)
Buy		340,175	01/2011	MSC	2	(1)	1
Buy		279,900	05/2011	CITI	1	(2)	(1)
Buy		143,750	05/2011	HSBC	1	0	1
Buy		791,737	05/2011	JPM	9	(3)	6
Buy		253,284	05/2011	RBS	0	0	0
Buy		116,150	05/2011	UBS	3	0	3
Buy	MXN	8,636	02/2011	BCLY	22	0	22
Buy		6,227	02/2011	CITI	4	(1)	3
Buy		4,954	02/2011	MSC	0	(1)	(1)
Buy	MYR	110	02/2011	BCLY	0	0	0
Buy		100	02/2011	CITI	0	0	0
Buy		449	02/2011	DUB	2	0	2
Buy		100	02/2011	RBS	0	0	0
Buy	PHP	5,882	02/2011	CITI	2	0	2
Buy		2,937	02/2011	JPM	1	0	1
Buy		4,361	04/2011	CITI	1	0	1
Buy		4,375	04/2011	JPM	1	0	1
Buy		8,882	06/2011	BCLY	5	0	5
Buy		2,280	06/2011	CITI	1	0	1
Buy		4,321	06/2011	DUB	0	0	0
Buy		6,528	06/2011	JPM	2	0	2
Buy		2,175	11/2011	CITI	0	0	0
Buy		2,202	11/2011	DUB	1	0	1
Buy		4,437	11/2011	JPM	2	0	2
Buy	SGD	131	01/2011	JPM	2	0	2
Sell		131	01/2011	RBS	0	(3)	(3)
Buy		131	02/2011	HSBC	2	0	2
Buy		132	03/2011	HSBC	2	0	2
Buy		129	06/2011	CITI	0	0	0
Buy		131	06/2011	DUB	2	0	2
Buy		325	06/2011	GSC	3	0	3
Buy		194	06/2011	JPM	1	0	1
Buy		131	06/2011	RBS	3	0	3
Buy	TRY	446	01/2011	HSBC	0	(12)	(12)
Buy		155	01/2011	MSC	0	0	0
Buy		155	01/2011	UBS	0	0	0
Buy	TWD	432	01/2011	DUB	1	0	1
Sell		1,325	01/2011	DUB	0	(1)	(1)
Buy		265	01/2011	JPM	1	0	1
Buy		407	01/2011	MSC	1	0	1
Buy		221	01/2011	UBS	1	0	1
Buy		432	04/2011	BOA	1	0	1
Buy		1,625	04/2011	DUB	2	0	2
Buy		443	04/2011	JPM	1	0	1
Buy	ZAR	2,894	01/2011	HSBC	25	0	25
Buy		1,394	04/2011	JPM	8	0	8
Buy		698	04/2011	MSC	4	0	4

					$578	$(108)	$470

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$47,368	$0	$47,368
Industrials	0	20,177	109	20,286
Utilities	0	3,296	0	3,296
Convertible Bonds & Notes
Industrials	0	1,986	0	1,986
Municipal Bonds & Notes
California	0	3,097	0	3,097
Illinois	0	1,212	0	1,212
Nevada	0	98	0	98
New Jersey	0	1,786	0	1,786
New York	0	2,111	0	2,111
Ohio	0	73	0	73
Texas	0	299	0	299
U.S. Government Agencies	0	109,112	0	109,112
U.S. Treasury Obligations	0	8,353	0	8,353
Mortgage-Backed Securities	0	9,827	0	9,827
Asset-Backed Securities	0	1,624	0	1,624
Sovereign Issues	0	6,975	0	6,975
Convertible Preferred Securities
Banking & Finance	20	0	0	20
Preferred Securities
Banking & Finance	0	0	15	15
Short-Term Instruments
Certificates of Deposit	0	1,407	0	1,407
Corporate Bonds & Notes	0	0	682	682
Repurchase Agreements	0	4,800	0	4,800
Japan Treasury Bills	0	8,868	0	8,868
U.S. Treasury Bills	0	190	0	190
PIMCO Short-Term Floating NAV Portfolio	63,301	0	0	63,301
Purchased Options
Interest Rate Contracts	0	0 *	0	0
	$63,321	$232,659	$806	$296,786

Short Sales, at value	$0	$(3,940)	$(5,137)	$(9,077)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	615	0	615
Equity Contracts	792	17,028	0	17,820
Foreign Exchange Contracts	0	578	0	578
Interest Rate Contracts	164	308	0	472
	$956	$18,529	$0	$19,485

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(25)	0	(25)
Equity Contracts	(21)	0	0	(21)
Foreign Exchange Contracts	0	(108)	0	(108)
Interest Rate Contracts	(206)	(810)	(102)	(1,118)
	$(227)	$(943)	$(102)	$(1,272)

Totals	$64,050	$246,305	$(4,433)	$305,922

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$109	$0	$109	$0
Preferred Securities
Banking & Finance	16	0	0	0	0	(1)	0	0	15	(1)
Short-Term Instruments
Corporate Bonds & Notes	0	682	0	0	0	0	0	0	682	0

	$16	$682	$0	$0	$0	$(1)	$109	$0	$806	$(1)
Short Sales, at value	$0	$0	$(5,273)	$0	$0	$136	$0	$0	$(5,137)	$136
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(68)	$0	$0	$(34)	$0	$0	$(102)	$(34)

Totals	$16	$682	$(5,341)	$0	$0	$101	$109	$0	$(4,433)	$101

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO StocksPLUS® Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.8%
American General Finance Corp.
7.250% due 04/21/2015		$8,200	$8,325

Total Bank Loan Obligations (Cost $8,247)			8,325

CORPORATE BONDS & NOTES 27.3%
BANKING & FINANCE 18.0%
Ally Financial, Inc.
6.625% due 05/15/2012		5,900	6,151
6.875% due 08/28/2012		1,800	1,879
7.250% due 03/02/2011		650	656
7.500% due 12/31/2013		7,800	8,444
8.300% due 02/12/2015		2,000	2,205
American Express Co.
4.875% due 07/15/2013		1,500	1,604
7.000% due 03/19/2018		1,000	1,166
American Express Credit Corp.
7.300% due 08/20/2013		1,700	1,917
American General Finance Corp.
5.200% due 12/15/2011		1,400	1,367
American International Group, Inc.
2.875% due 06/20/2011	CHF	1,000	1,075
4.000% due 09/20/2011	EUR	4,600	6,152
6.400% due 12/15/2020		$2,200	2,313
8.250% due 08/15/2018		1,800	2,080
ASB Finance Ltd.
1.100% due 02/13/2012	EUR	2,000	2,654
Bank of America Corp.
7.375% due 05/15/2014		$10,000	11,124
Barclays Bank PLC
0.478% due 03/23/2017		1,000	942
BNP Paribas
0.690% due 04/08/2013		500	496
BRFkredit A/S
0.539% due 04/15/2013		8,400	8,404
CIT Group, Inc.
7.000% due 05/01/2013		619	632
7.000% due 05/01/2014		328	332
7.000% due 05/01/2015		654	657
7.000% due 05/01/2016		546	550
7.000% due 05/01/2017		1,059	1,065
Citigroup, Inc.
0.572% due 06/09/2016		5,800	5,182
2.286% due 08/13/2013		12,800	13,026
4.750% due 05/31/2017	EUR	600	736
CNA Financial Corp.
6.000% due 08/15/2011		$1,000	1,027
Credit Agricole S.A.
0.636% due 02/02/2012		3,800	3,788
Dexia Credit Local
2.000% due 03/05/2013		2,700	2,717
Dexia Credit Local S.A.
0.539% due 01/12/2012		5,200	5,180
0.703% due 03/05/2013		5,300	5,286
0.953% due 09/23/2011		7,900	7,922
DnB NOR Bank ASA
0.526% due 09/01/2016		1,000	978
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		2,100	2,121
7.375% due 02/01/2011		1,600	1,605
Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	410,000	4,988
Goldman Sachs Group, Inc.
0.688% due 07/22/2015		$400	384
0.753% due 03/22/2016		2,000	1,891
HCP, Inc.
6.300% due 09/15/2016		1,000	1,079
HSBC Finance Corp.
0.496% due 08/09/2011		900	899
ING Bank NV
0.919% due 01/13/2012		10,500	10,497
1.103% due 03/30/2012		4,400	4,386
International Lease Finance Corp.
1.425% due 08/15/2011	EUR	1,700	2,236
JPMorgan Chase Bank N.A.
0.632% due 06/13/2016		$700	661
Macquarie Bank Ltd.
2.600% due 01/20/2012		4,100	4,179
Merrill Lynch & Co., Inc.
1.578% due 09/14/2018	EUR	9,500	9,950
Morgan Stanley
0.589% due 01/09/2014		$800	772
0.769% due 10/15/2015		1,600	1,502
1.377% due 04/13/2016	EUR	1,000	1,202
National Australia Bank Ltd.
0.790% due 07/08/2014		$2,300	2,327
Royal Bank of Scotland Group PLC
0.569% due 10/14/2016		6,700	5,538
0.686% due 04/08/2011		7,000	7,003
1.450% due 10/20/2011		2,500	2,515
2.625% due 05/11/2012		2,500	2,560
SLM Corp.
0.518% due 10/25/2011		10,650	10,503
1.356% due 06/17/2013	EUR	2,000	2,396
5.375% due 01/15/2013		$500	510
Sumitomo Mitsui Banking Corp.
0.906% due 12/29/2049	JPY	100,000	1,226
Sun Life Financial Global Funding LP
0.472% due 07/06/2011		$1,000	997
UBS AG
1.384% due 02/23/2012		2,600	2,623
Wachovia Corp.
0.659% due 10/15/2016		1,800	1,686
Wells Fargo & Co.
7.980% due 03/29/2049		2,600	2,756
XL Capital Finance Europe PLC
6.500% due 01/15/2012		1,300	1,343

			202,042

INDUSTRIALS 5.9%
Black & Decker Corp.
8.950% due 04/15/2014		1,500	1,785
Commercial Metals Co.
6.500% due 07/15/2017		2,400	2,415
Daimler Finance North America LLC
5.750% due 09/08/2011		1,400	1,447
DISH DBS Corp.
6.625% due 10/01/2014		1,000	1,040
7.125% due 02/01/2016		200	208
7.750% due 05/31/2015		11,600	12,383
Dow Chemical Co.
2.536% due 08/08/2011		7,400	7,480
EOG Resources, Inc.
1.034% due 02/03/2014		4,400	4,408
Gannett Co., Inc.
5.750% due 06/01/2011		1,000	1,018
Hanson Australia Funding Ltd.
5.250% due 03/15/2013		900	922
Kraft Foods, Inc.
6.125% due 02/01/2018		2,000	2,288
6.500% due 08/11/2017		1,100	1,282
Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012		400	415
8.375% due 07/15/2015		300	352
Masco Corp.
5.875% due 07/15/2012		700	734
6.125% due 10/03/2016		2,000	2,046
MeadWestvaco Corp.
6.850% due 04/01/2012		1,000	1,058
Nabors Industries, Inc.
6.150% due 02/15/2018		4,600	4,917
Pemex Project Funding Master Trust
0.903% due 12/03/2012		3,600	3,595
Pulte Group, Inc.
5.250% due 01/15/2014		400	396
Reynolds American, Inc.
1.002% due 06/15/2011		2,800	2,804
RR Donnelley & Sons Co.
6.125% due 01/15/2017		3,300	3,378
Seagate Technology HDD Holdings
6.375% due 10/01/2011		400	412
Southwest Airlines Co.
5.125% due 03/01/2017		1,300	1,307
Time Warner Cable, Inc.
5.400% due 07/02/2012		3,600	3,823
Whirlpool Corp.
8.000% due 05/01/2012		1,000	1,078
WPP Finance UK
5.875% due 06/15/2014		2,400	2,595

			65,586

UTILITIES 3.4%
AT&T, Inc.
4.850% due 02/15/2014		5,000	5,411
BP Capital Markets PLC
0.442% due 04/11/2011		15,100	15,107
CenturyLink, Inc.
6.000% due 04/01/2017		3,500	3,595
Nextel Communications, Inc.
7.375% due 08/01/2015		200	201
NRG Energy, Inc.
8.250% due 09/01/2020		700	721
Qwest Corp.
3.552% due 06/15/2013		500	525
Telecom Italia Capital S.A.
0.767% due 02/01/2011		1,300	1,300
0.899% due 07/18/2011		1,000	998
Telefonica Emisiones SAU
0.616% due 02/04/2013		1,500	1,475
Vodafone Group PLC
5.350% due 02/27/2012		8,600	9,020

			38,353

Total Corporate Bonds & Notes (Cost $298,371)			305,981

MUNICIPAL BONDS & NOTES 1.8%
ILLINOIS 0.5%
Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011		5,200	5,200

NEW JERSEY 1.3%
New Jersey State Economic Development Authority
Revenue Notes, Series 2010
1.302% due 06/15/2013	15,200	15,235

Total Municipal Bonds & Notes (Cost $20,400)		20,435

U.S. GOVERNMENT AGENCIES 29.2%
Fannie Mae
0.381% due 03/25/2034	861	853
0.511% due 05/25/2037	2,708	2,710
0.611% due 03/25/2037 - 07/25/2037	3,437	3,450
0.621% due 03/25/2037	1,882	1,888
0.625% due 09/24/2012	200	200
0.641% due 07/25/2037	3,106	3,123
0.661% due 05/25/2031 - 09/25/2035	3,845	3,850
0.671% due 09/25/2035	4,375	4,375
0.706% due 02/25/2037	3,671	3,672
0.750% due 12/18/2013 (f)	5,400	5,344
0.891% due 05/25/2040	6,252	6,297
0.961% due 10/25/2037	4,320	4,360
0.981% due 06/25/2037	1,463	1,478
0.991% due 06/25/2040	23,020	23,199
1.001% due 03/25/2040	4,632	4,685
1.011% due 03/25/2038 - 01/25/2040	21,566	21,815
1.081% due 12/25/2039	3,932	3,990
1.125% due 09/30/2013 (c)(f)	1,300	1,304
1.161% due 07/25/2039	3,571	3,631
1.530% due 07/01/2044	196	197
2.298% due 11/01/2035	386	396
2.347% due 04/01/2035	2,110	2,172
2.475% due 05/01/2022	3	3
2.575% due 12/01/2033	529	552
2.750% due 03/13/2014	300	314
2.875% due 12/11/2013	100	105
2.904% due 04/01/2018	11	11
3.000% due 09/16/2014 (f)	1,300	1,370
3.500% due 01/01/2041	7,000	6,694
4.000% due 06/01/2013 - 01/01/2041	77,450	79,734
4.125% due 04/15/2014 (f)	3,100	3,384
4.316% due 11/01/2027	29	29
4.323% due 11/01/2028	38	39
4.377% due 07/01/2028	28	28
4.407% due 04/01/2028	27	28
4.479% due 11/01/2028	50	51
4.500% due 05/01/2023 - 08/01/2040	10,516	10,929
4.617% due 12/01/2036	1,156	1,208
4.625% due 10/15/2013 (f)	300	330
4.803% due 02/01/2027	4	4
4.829% due 09/01/2034	1,006	1,058
5.000% due 02/25/2017 - 04/25/2033	1,530	1,642
5.500% due 12/01/2034 - 08/01/2039	3,723	3,992
5.711% due 08/01/2029	23	23
6.000% due 06/01/2017 - 10/01/2039	27,570	30,201
6.000% due 11/01/2036 (f)	3,507	3,823
6.500% due 10/01/2036	3,701	4,128
7.000% due 02/01/2015 - 03/01/2015	375	405
7.500% due 09/01/2015 - 05/01/2016	329	362
8.000% due 03/01/2030 - 07/01/2031	120	138
Federal Home Loan Bank
0.875% due 12/27/2013	100	99
Freddie Mac
0.515% due 11/26/2012	200	199
0.560% due 02/15/2037	289	290
0.590% due 02/15/2037	774	777
0.600% due 02/15/2037	1,710	1,715
0.610% due 12/15/2030	345	345
0.660% due 06/15/2018	229	230
0.860% due 10/15/2037	1,539	1,552
0.870% due 07/15/2037	5,257	5,294
0.875% due 10/28/2013 (f)	700	697
0.930% due 08/15/2037	5,263	5,308
0.960% due 08/15/2037	10,450	10,543
0.970% due 10/15/2037	2,628	2,653
0.980% due 05/15/2037 - 09/15/2037	11,620	11,738
1.010% due 08/15/2036	2,613	2,642
1.110% due 11/15/2039 - 12/15/2039	2,553	2,586
1.115% due 01/15/2038	3,314	3,357
1.542% due 02/25/2045	1,316	1,299
2.147% due 06/01/2022	6	7
2.382% due 12/01/2022	26	27
2.500% due 04/23/2014 (f)	900	934
2.624% due 06/01/2035	2,049	2,138
3.000% due 07/28/2014	500	527
3.500% due 05/29/2013 - 01/01/2041	1,300	1,273
3.618% due 07/01/2019	269	280
4.500% due 01/15/2013 - 01/15/2014 (f)	4,000	4,372
4.500% due 05/01/2040	912	936
5.500% due 07/01/2038	433	462
6.000% due 03/01/2016 - 02/01/2034	2,759	3,032
6.500% due 10/25/2043	1,619	1,867
8.500% due 04/01/2025	2	3
Ginnie Mae
0.661% due 09/20/2030	2	3
2.625% due 08/20/2022 - 07/20/2027	1,144	1,172
3.125% due 12/20/2022 - 12/20/2027	277	286
3.375% due 02/20/2026 - 02/20/2028	610	630
3.500% due 07/20/2018	105	109
8.000% due 04/20/2030	121	143
NCUA Guaranteed Notes
0.715% due 10/07/2020	4,853	4,847

Total U.S. Government Agencies (Cost $325,046)		327,946

U.S. TREASURY OBLIGATIONS 6.1%
U.S. Treasury Notes
0.375% due 09/30/2012 (c)(f)	5,099	5,087
0.375% due 10/31/2012 (c)(f)	12,621	12,585
0.500% due 11/30/2012 (c)(f)	2,334	2,331
0.500% due 10/15/2013 (f)	32,600	32,241
0.500% due 11/15/2013 (f)	2,300	2,271
0.750% due 08/15/2013 (f)	4,500	4,492
0.750% due 09/15/2013 (c)(f)	2,500	2,492
1.000% due 07/15/2013 (f)	5,300	5,327
1.125% due 06/15/2013 (f)	1,900	1,916

Total U.S. Treasury Obligations (Cost $69,111)		68,742

MORTGAGE-BACKED SECURITIES 5.5%
Bank Mart
4.567% due 03/01/2019	399	320
Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033	256	248
3.102% due 02/25/2033	56	52
3.106% due 11/25/2034	1,736	1,478
3.113% due 01/25/2034	1,250	1,203
3.198% due 01/25/2034	53	43
Bear Stearns Alt-A Trust
2.955% due 09/25/2035	437	335
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	1,423	934
5.339% due 12/26/2046	802	565
Citigroup Mortgage Loan Trust, Inc.
2.630% due 10/25/2035	3,200	2,826
2.820% due 12/25/2035	1,048	962
Countrywide Alternative Loan Trust
0.441% due 05/25/2047	1,275	743
Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	233	201
2.739% due 06/25/2032	25	22
4.857% due 06/25/2032	10	8
Credit Suisse Mortgage Capital Certificates
0.330% due 02/15/2022	10,808	10,241
Fund America Investors Corp. II
2.424% due 06/25/2023	7	7
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	394	366
0.531% due 11/25/2045	459	308
GS Mortgage Securities Corp. II
0.396% due 03/06/2020	2,300	2,216
GSR Mortgage Loan Trust
0.611% due 01/25/2034	219	179
Harborview Mortgage Loan Trust
0.451% due 01/19/2038	3,070	2,063
Impac CMB Trust
1.021% due 10/25/2033	53	47
1.261% due 07/25/2033	1,001	896
JPMorgan Chase Commercial Mortgage Securities Corp.
0.380% due 02/15/2020	2,923	2,847
JPMorgan Mortgage Trust
5.157% due 09/25/2035	2,324	2,268
Lehman Mortgage Trust
0.581% due 08/25/2036	6,323	4,769
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	661	512
Morgan Stanley Capital I
0.321% due 10/15/2020	481	462
Prime Mortgage Trust
0.661% due 02/25/2019	45	44
0.661% due 02/25/2034	346	316
Resecuritization Mortgage Trust
0.511% due 04/26/2021	1	1
Salomon Brothers Mortgage Securities VII, Inc.
2.856% due 12/25/2030	442	458
Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035	1,330	1,245
0.541% due 02/25/2036	711	432
9.195% due 06/25/2029	527	536

Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020		2,344	2,194
0.351% due 09/15/2021		7,954	7,753
WaMu Mortgage Pass-Through Certificates
0.531% due 12/25/2045		678	588
0.551% due 10/25/2045		389	330
0.581% due 01/25/2045		5,335	4,517
1.328% due 02/25/2046		3,658	2,831
1.528% due 11/25/2042		138	123
1.728% due 06/25/2042		489	411
2.904% due 02/27/2034		1,372	1,403
Wells Fargo Mortgage-Backed Securities Trust
4.911% due 01/25/2035		1,150	1,161

Total Mortgage-Backed Securities (Cost $65,140)			61,464

ASSET-BACKED SECURITIES 2.9%
Aames Mortgage Investment Trust
1.836% due 01/25/2035		3,771	3,753
AFC Home Equity Loan Trust
0.811% due 06/25/2028		296	143
AMMC CDO
0.539% due 08/08/2017		3,400	3,215
Asset-Backed Funding Certificates
0.741% due 06/25/2035		5,525	5,448
Bear Stearns Asset-Backed Securities Trust
0.351% due 06/25/2047		338	325
Brascan Real Estate CDO
0.639% due 01/20/2040		2,148	2,080
Chase Funding Mortgage Loan Asset-Backed Certificates
1.001% due 10/25/2032		173	149
Chase Issuance Trust
1.802% due 09/15/2015		5,200	5,373
Citigroup Mortgage Loan Trust, Inc.
0.321% due 07/25/2045		2,146	1,774
Countrywide Asset-Backed Certificates
0.461% due 08/25/2034		2,502	2,336
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		254	210
Globaldrive BV
4.000% due 10/20/2016	EUR	53	71
HSBC Home Equity Loan Trust
0.531% due 01/20/2035		$1,339	1,233
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		66	65
Illinois Student Assistance Commission
0.767% due 04/25/2017		4,500	4,493
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		49	41
Morgan Stanley ABS Capital I
0.301% due 10/25/2036		25	25
Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		2,100	2,116

Total Asset-Backed Securities (Cost $33,289)			32,850

SOVEREIGN ISSUES 0.3%
Hydro Quebec
0.525% due 09/29/2049		1,200	934
Korea Development Bank
0.564% due 11/22/2012		2,200	2,152

Total Sovereign Issues (Cost $3,241)			3,086

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		109,100	959

CONSUMER DISCRETIONARY 0.1%
Motors Liquidation Co.
5.250% due 03/06/2032		72,000	587

Total Convertible Preferred Securities (Cost $1,221)			1,546

PREFERRED SECURITIES 0.6%
BANKING & FINANCE 0.6%
DG Funding Trust
0.681% due 03/06/2032		913	6,970

Total Preferred Securities (Cost $9,564)			6,970

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 29.1%
CERTIFICATES OF DEPOSIT 2.7%
Intesa Sanpaolo SpA
0.789% due 01/19/2012		$600	595
Royal Bank of Scotland Group PLC
1.663% due 10/15/2012		29,100	29,092

			29,687

CORPORATE BONDS & NOTES 0.3%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		3,300	3,217

REPURCHASE AGREEMENTS 0.9%
Barclays Capital, Inc.
0.250% due 01/03/2011		9,000	9,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $9,240. Repurchase proceeds are $9,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		1,177	1,177
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,205. Repurchase proceeds are $1,177.)

			10,177

JAPAN TREASURY BILLS 3.9%
0.107% due 01/31/2011	JPY	3,570,000	43,967

U.S. TREASURY BILLS 0.1%
0.189% due 05/19/2011 - 06/23/2011 (a)(c)(d)		$620	620

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 21.2%
		23,772,405	238,104

Total Short-Term Instruments (Cost $325,823)			325,772

PURCHASED OPTIONS (h) 0.0%
(Cost $64)			0
Total Investments 103.7%			$1,163,117
(Cost $1,159,517)
Written Options (i) (0.0%)			(446)
(Premiums $539)
Other Assets and Liabilities (Net) (3.7%)			(41,398)

Net Assets 100.0%			$1,121,274

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield.

(b)	Affiliated to the Fund.

(c)	Securities with an aggregate market value of $2,689 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(d)	Securities with an aggregate market value of $290 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $16,297 at a weighted average interest rate of 0.186%. On December 31, 2010, there were no open reverse repurchase agreements.

(f)	Securities with an aggregate market value of $57,671 and cash of $1,603 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	89	$(36)
90-Day Eurodollar December Futures	Long	12/2012	46	(98)
90-Day Eurodollar June Futures	Long	06/2011	123	41
90-Day Eurodollar June Futures	Long	06/2012	100	(120)
90-Day Eurodollar June Futures	Long	06/2013	4	(10)
90-Day Eurodollar March Futures	Long	03/2011	526	60
90-Day Eurodollar March Futures	Long	03/2012	153	(99)
90-Day Eurodollar March Futures	Long	03/2013	30	(72)
90-Day Eurodollar September Futures	Long	09/2011	11	2
90-Day Eurodollar September Futures	Long	09/2012	160	(261)
90-Day Eurodollar September Futures	Long	09/2013	16	(45)
E-mini S&P 500 Index March Futures	Long	03/2011	8,932	22,973
S&P 500 Index March Futures	Long	03/2011	738	7,695

				$30,030

(g)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection  (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.780%	$600	$3	$0	$3
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	0.780%	1,500	3	0	3
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	0.780%	1,800	7	0	7
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	0.780%	1,500	3	0	3
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%	2,100	78	(56)	134
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	4,100	(10)	(48)	38
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.085%	7,000	(25)	7	(32)
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.061%	1,600	(3)	(9)	6
Brazil Government International Bond	CSFB	1.000%	12/20/2015	1.085%	15,000	(54)	90	(144)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.587%	1,300	11	0	11
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.085%	4,600	(18)	6	(24)
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.508%	900	1	4	(3)
Brazil Government International Bond	HSBC	1.000%	03/20/2015	1.002%	7,900	2	(163)	165
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.002%	2,600	1	(56)	57
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.085%	15,500	(56)	100	(156)
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.508%	2,500	4	12	(8)
Brazil Government International Bond	UBS	1.000%	03/20/2015	1.002%	2,600	1	(55)	56
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	1.601%	1,700	1	0	1
France Government Bond	BOA	0.250%	12/20/2015	1.062%	11,700	(445)	(268)	(177)
France Government Bond	CITI	0.250%	12/20/2015	1.062%	24,500	(931)	(572)	(359)
France Government Bond	DUB	0.250%	12/20/2015	1.062%	18,900	(718)	(455)	(263)
France Government Bond	RBS	0.250%	12/20/2015	1.062%	38,200	(1,452)	(892)	(560)
General Electric Capital Corp.	BNP	0.770%	03/20/2013	0.935%	1,400	(5)	0	(5)
General Electric Capital Corp.	BNP	4.600%	12/20/2013	1.079%	2,800	292	0	292
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.079%	600	64	0	64
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.329%	11,900	(178)	(497)	319
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%	700	61	0	61
General Electric Capital Corp.	CITI	4.200%	12/20/2013	1.079%	1,300	120	0	120
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%	800	77	0	77
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.079%	900	84	0	84
General Electric Capital Corp.	MSC	0.750%	03/20/2013	0.935%	2,300	(9)	0	(9)
Indonesia Government International Bond	RBS	1.000%	12/20/2015	1.267%	14,600	(178)	(181)	3
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.691%	5,500	83	135	(52)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.691%	27,300	413	664	(251)
MBIA, Inc.	BOA	2.800%	12/20/2012	25.494%	600	(204)	0	(204)
MBIA, Inc.	DUB	3.400%	12/20/2012	25.494%	600	(199)	0	(199)
MetLife, Inc.	JPM	1.700%	03/20/2013	0.906%	1,000	18	0	18
Mexico Government International Bond	BCLY	0.390%	01/20/2012	0.631%	5,000	(4)	0	(4)
Mexico Government International Bond	DUB	1.000%	12/20/2015	1.107%	17,700	(82)	16	(98)
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.525%	1,700	3	6	(3)
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.525%	2,000	3	4	(1)
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	2.223%	1,400	(118)	0	(118)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	9,500	(23)	(118)	95
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	0.701%	1,500	37	0	37
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	0.701%	900	24	0	24
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	0.701%	2,500	71	0	71
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	0.701%	1,600	60	0	60
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	0.701%	600	16	0	16
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	0.701%	600	22	0	22
Republic of Germany	GSC	0.250%	03/20/2016	0.593%	5,500	(93)	(83)	(10)
SLM Corp.	BOA	5.000%	12/20/2011	0.832%	500	22	(35)	57
SLM Corp.	BOA	2.860%	12/20/2012	1.501%	900	25	0	25
South Korea Government Bond	CITI	1.000%	03/20/2011	0.522%	1,500	2	8	(6)
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	1	2
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.637%	3,800	58	20	38
Wells Fargo & Co.	RBS	1.700%	03/20/2013	0.588%	500	13	0	13

						$(3,119)	$(2,415)	$(704)

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$100	$14	$13	$1
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	4,600	590	579	11
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	100	14	13	1
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	2,000	277	260	17
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,156	6	0	6
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015	6,900	216	34	182
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	5,000	157	11	146
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	6,075	190	91	99
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	3,858	48	0	48
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	193	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	386	4	0	4
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	964	9	0	9
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	11,900	88	(30)	118

					$1,636	$971	$665

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,800	$(18)	$(32)	$14
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		56,900	458	238	220
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		21,000	168	79	89
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		23,900	89	0	89
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	18	1	17
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		65,700	240	85	155

							$955	$371	$584

Total Return Swaps on Indices

Pay/ Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	102,037	3-Month USD-LIBOR plus a specified spread	$ 202,195	01/31/2011	BOA	$13,418

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index March Futures	$550.000	03/17/2011	2,052	$59	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 01/01/2026	$95.000	01/12/2011	$43,000	$5	$0

(i)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	54	$21	$31
Call - CME S&P 500 Index January Futures	1,275.000	01/21/2011	32	63	62
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	54	36	23
Put - CME S&P 500 Index January Futures	1,190.000	01/21/2011	32	84	34

				$204	$150

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		$12,700	$26	$61
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	119	12
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	6	1

								$177	$77

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	$0.000%	10/11/2011	$5,900	$30	$48
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	5,700	62	95

					$92	$143

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,700	$15	$17
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,900	44	49
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,000	7	10

						$66	$76

(j)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$399	$320	0.03%

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$7,000	$6,622	$6,687
Fannie Mae	4.000%	01/01/2041	2,700	2,690	2,687
Fannie Mae	6.000%	01/01/2041	5,000	5,425	5,435
Freddie Mac	3.500%	01/01/2041	1,000	944	953

				$15,681	$15,762

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,000	01/2011	BNP	$31	$0	$31
Buy		1,872	01/2011	CSFB	129	0	129
Buy	BRL	26,711	03/2011	CITI	224	0	224
Buy		372	09/2011	BOA	12	0	12
Buy		186	09/2011	MSC	6	0	6
Buy	CAD	1,209	02/2011	BNP	29	0	29
Buy		2,009	02/2011	BOA	36	0	36
Buy		26,930	02/2011	DUB	322	0	322
Buy		204	02/2011	MSC	4	0	4
Buy		203	02/2011	RBC	5	0	5
Sell	CHF	960	02/2011	RBC	0	(60)	(60)
Buy	CNY	282	11/2011	BCLY	0	0	0
Buy		1,699	11/2011	CITI	1	0	1
Buy		10,006	11/2011	HSBC	0	(10)	(10)
Buy		10,518	11/2011	JPM	0	(7)	(7)
Buy		11,911	02/2012	BCLY	0	(9)	(9)
Sell	EUR	400	01/2011	BNP	0	(8)	(8)
Sell		500	01/2011	BOA	0	(10)	(10)
Sell		18,173	01/2011	CITI	673	(5)	668
Sell		859	01/2011	CSFB	2	(5)	(3)
Sell		2,859	01/2011	MSC	66	(25)	41
Sell		353	01/2011	RBC	0	(4)	(4)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		400	01/2011	UBS	0	(6)	(6)
Sell	GBP	41	03/2011	BCLY	0	0	0
Sell		41	03/2011	DUB	0	0	0
Sell		27	03/2011	RBS	0	0	0
Buy	IDR	4,226,600	04/2011	CITI	0	0	0
Buy		1,846,000	04/2011	JPM	4	0	4
Buy		4,545,000	04/2011	MSC	2	0	2
Buy		4,912,000	07/2011	CITI	0	(2)	(2)
Buy		511,500	07/2011	HSBC	1	0	1
Buy		2,563,000	07/2011	JPM	0	0	0
Buy		4,970,000	10/2011	DUB	0	0	0
Buy		10,492,000	10/2011	RBS	0	(6)	(6)
Buy	INR	8,974	03/2011	BCLY	0	0	0
Buy		5,000	03/2011	RBS	0	0	0
Buy		32,515	05/2011	BOA	13	0	13
Buy	JPY	24,800	01/2011	BCLY	8	0	8
Buy		72,587	01/2011	CITI	18	0	18
Sell		3,570,000	01/2011	CITI	0	(49)	(49)
Buy		140,657	01/2011	CSFB	57	0	57
Sell		347,468	01/2011	GSC	0	(152)	(152)
Buy		19,655	01/2011	JPM	5	0	5
Buy		41,221	01/2011	MSC	4	0	4
Sell		206,926	01/2011	RBC	0	(91)	(91)
Buy		7,657	01/2011	RBS	3	0	3
Sell		413,653	01/2011	RBS	0	(174)	(174)
Buy		94,997	01/2011	UBS	22	0	22
Buy	KRW	115,410	01/2011	CITI	2	0	2
Buy		345,730	01/2011	JPM	6	0	6
Sell		3,413,431	01/2011	JPM	0	(60)	(60)
Buy		2,952,291	01/2011	MSC	16	(7)	9
Buy		276,500	05/2011	BCLY	0	(3)	(3)
Buy		113,830	05/2011	BOA	1	0	1
Buy		1,299,280	05/2011	CITI	2	(8)	(6)
Buy		266,193	05/2011	GSC	0	(2)	(2)
Buy		213,750	05/2011	HSBC	1	(1)	0
Buy		5,335,411	05/2011	JPM	78	(10)	68
Buy		198,000	05/2011	RBS	0	0	0
Buy		348,450	05/2011	UBS	8	0	8
Buy	MXN	8,799	02/2011	BCLY	10	0	10
Buy		16,275	02/2011	CITI	17	(4)	13
Buy		1,273	02/2011	DUB	3	0	3
Buy		21,548	02/2011	JPM	52	0	52
Buy		70,205	02/2011	MSC	69	(4)	65
Buy		14,958	02/2011	UBS	7	0	7
Buy	MYR	310	02/2011	BCLY	1	0	1
Buy		280	02/2011	CITI	1	0	1
Buy		1,216	02/2011	DUB	5	0	5
Buy		620	02/2011	HSBC	3	0	3
Buy		1,236	02/2011	JPM	4	0	4
Buy		260	02/2011	RBS	1	0	1
Buy	PHP	11,764	02/2011	CITI	4	0	4
Buy		5,875	02/2011	JPM	2	0	2
Buy		4,248	04/2011	BCLY	0	(2)	(2)
Buy		4,400	04/2011	BOA	1	0	1
Buy		6,498	04/2011	CITI	1	(1)	0
Buy		6,509	04/2011	JPM	1	(1)	0
Buy		75,716	06/2011	BCLY	46	0	46
Buy		9,470	06/2011	CITI	2	(2)	0
Buy		16,883	06/2011	DUB	3	0	3
Buy		24,575	06/2011	JPM	8	0	8
Buy		45,933	11/2011	CITI	9	(2)	7
Buy		6,608	11/2011	DUB	2	0	2
Buy		4,392	11/2011	GSC	1	0	1
Buy		21,904	11/2011	JPM	6	(1)	5
Buy	SGD	526	01/2011	JPM	10	0	10
Sell		526	01/2011	RBS	0	(10)	(10)
Buy		128	02/2011	CITI	0	0	0
Buy		784	02/2011	HSBC	11	0	11
Buy		391	02/2011	MSC	5	0	5
Buy		132	03/2011	CITI	3	0	3
Buy		129	03/2011	GSC	0	0	0
Buy		788	03/2011	HSBC	14	0	14
Buy		258	03/2011	JPM	1	0	1
Buy		132	03/2011	MSC	3	0	3
Buy		129	06/2011	CITI	0	0	0
Buy		656	06/2011	DUB	8	0	8
Buy		973	06/2011	GSC	8	0	8
Buy		714	06/2011	JPM	6	0	6
Buy		526	06/2011	RBS	10	0	10
Buy	TRY	295	01/2011	BCLY	0	(10)	(10)
Buy		303	01/2011	CITI	0	(5)	(5)
Buy		151	01/2011	CSFB	0	(3)	(3)
Buy		1,493	01/2011	HSBC	0	(37)	(37)
Buy		1,189	01/2011	JPM	0	(32)	(32)
Buy		310	01/2011	MSC	0	0	0
Buy		311	01/2011	UBS	1	0	1
Buy	TWD	1,207	01/2011	DUB	3	0	3
Sell		3,698	01/2011	DUB	0	(4)	(4)
Buy		738	01/2011	JPM	2	0	2
Buy		1,137	01/2011	MSC	3	0	3
Buy		616	01/2011	UBS	2	0	2
Buy		2,686	04/2011	BOA	6	0	6
Buy		5,598	04/2011	DUB	10	0	10
Buy		2,757	04/2011	JPM	5	0	5
Buy	ZAR	728	01/2011	BCLY	10	0	10
Buy		14,550	01/2011	HSBC	125	0	125
Buy		728	01/2011	JPM	10	0	10
Buy		3,485	04/2011	JPM	20	0	20
Buy		3,488	04/2011	MSC	21	0	21
Buy		761	09/2011	BCLY	12	0	12
Buy		760	09/2011	MSC	12	0	12

					$2,371	$(833)	$1,538

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$8,325	$0	$8,325
Corporate Bonds & Notes
Banking & Finance	0	200,816	1,226	202,042
Industrials	0	65,586	0	65,586
Utilities	0	38,353	0	38,353
Municipal Bonds & Notes
Illinois	0	5,200	0	5,200
New Jersey	0	15,235	0	15,235
U.S. Government Agencies	0	323,099	4,847	327,946
U.S. Treasury Obligations	0	68,742	0	68,742
Mortgage-Backed Securities	0	61,144	320	61,464
Asset-Backed Securities	0	27,556	5,294	32,850
Sovereign Issues	0	3,086	0	3,086
Convertible Preferred Securities
Banking & Finance	959	0	0	959
Consumer Discretionary	0	587	0	587
Preferred Securities
Banking & Finance	0	0	6,970	6,970
Short-Term Instruments
Certificates of Deposit	0	29,687	0	29,687
Corporate Bonds & Notes	0	0	3,217	3,217
Repurchase Agreements	0	10,177	0	10,177
Japan Treasury Bills	0	43,967	0	43,967
U.S. Treasury Bills	0	620	0	620
PIMCO Short-Term Floating NAV Portfolio	238,104	0	0	238,104
	$239,063	$902,180	$21,874	$1,163,117

Short Sales, at value	$0	$(15,762)	$0	$(15,762)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,647	0	2,647
Equity Contracts	30,668	13,418	0	44,086
Foreign Exchange Contracts	0	2,371	0	2,371
Interest Rate Contracts	103	584	0	687
	$30,771	$19,020	$0	$49,791

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,687)	0	(2,687)
Equity Contracts	(96)	0	0	(96)
Foreign Exchange Contracts	0	(833)	0	(833)
Interest Rate Contracts	(741)	(130)	(219)	(1,090)

	$(837)	$(3,650)	$(219)	$(4,706)

Totals	$268,997	$901,788	$21,655	$1,192,440

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,061	$0	$0	$(2)	$0	$167	$0	$0	$1,226	$167
U.S. Government Agencies	7,894	(2,899)	(147)	0	0	(1)	0	0	4,847	(6)
Mortgage-Backed Securities	351	0	(57)	0	0	26	0	0	320	13
Asset-Backed Securities	3,089	3,377	(1,397)	14	66	145	0	0	5,294	145
Preferred Securities
Banking & Finance	7,441	0	0	0	0	(471)	0	0	6,970	(471)
Short-Term Instruments
Corporate Bonds & Notes	0	3,217	0	1	0	(1)	0	0	3,217	(1)

	$19,836	$3,695	$(1,601)	$13	$66	$(135)	$0	$0	$21,874	$(153)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(152)	202	0	0	(19)	(31)	0	0	0	0
Interest Rate Contracts	(21)	0	(135)	0	0	(63)	0	0	(219)	(63)
	$(173)	$202	$(135)	$0	$(19)	$(94)	$0	$0	$(219)	$(63)

Totals	$19,663	$3,897	$(1,736)	$13	$47	$(229)	$0	$0	$21,655	$(216)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO StocksPLUS® Long Duration Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 44.3%
BANKING & FINANCE 14.8%
American Express Co.
8.150% due 03/19/2038	$2,600	$3,533
American International Group, Inc.
5.850% due 01/16/2018	900	931
Anadarko Finance Co.
7.500% due 05/01/2031	900	998
Banco do Brasil S.A.
6.000% due 01/22/2020	1,300	1,410
Bank of America Corp.
5.650% due 05/01/2018	500	512
5.750% due 12/01/2017	500	521
7.625% due 06/01/2019	3,500	4,036
Barclays Bank PLC
7.434% due 09/29/2049	1,000	988
10.179% due 06/12/2021	740	923
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	651
Bear Stearns Cos. LLC
6.400% due 10/02/2017	600	685
7.250% due 02/01/2018	700	831
BNP Paribas
5.186% due 06/29/2049	700	642
Cantor Fitzgerald LP
7.875% due 10/15/2019	600	619
Capital One Bank USA N.A.
8.800% due 07/15/2019	400	493
Capital One Capital VI
8.875% due 05/15/2040	1,700	1,783
Citigroup, Inc.
5.875% due 05/29/2037	2,100	2,061
6.125% due 08/25/2036	700	673
6.625% due 06/15/2032	600	602
6.875% due 03/05/2038	2,800	3,116
8.125% due 07/15/2039	1,200	1,531
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049	1,125	1,458
Credit Agricole S.A.
6.637% due 05/29/2049	200	172
Credit Suisse USA, Inc.
0.484% due 08/16/2011	700	701
Ford Motor Credit Co. LLC
7.500% due 08/01/2012	1,300	1,383
7.800% due 06/01/2012	1,300	1,383
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014	1,700	2,036
General Electric Capital Corp.
5.875% due 01/14/2038	700	729
6.750% due 03/15/2032	2,900	3,293
6.875% due 01/10/2039	4,400	5,102
Goldman Sachs Group, Inc.
5.950% due 01/18/2018	1,400	1,521
7.500% due 02/15/2019	2,800	3,270
HBOS Capital Funding LP
6.071% due 06/29/2049	600	495
HBOS PLC
6.750% due 05/21/2018	1,900	1,782
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021	900	902
HSBC Bank USA N.A.
7.000% due 01/15/2039	550	629
HSBC USA Capital Trust I
7.808% due 12/15/2026	350	360
International Lease Finance Corp.
5.750% due 06/15/2011	400	404
JPMorgan Chase & Co.
5.500% due 10/15/2040	200	205
6.400% due 05/15/2038	3,200	3,642
Lehman Brothers Holdings, Inc.
7.500% due 05/11/2038 (a)	500	0
Merrill Lynch & Co., Inc.
6.110% due 01/29/2037	200	181
Morgan Stanley
6.625% due 04/01/2018	1,800	1,955
7.250% due 04/01/2032	400	459
New York Life Insurance Co.
6.750% due 11/15/2039	1,200	1,420
Prudential Financial, Inc.
6.200% due 11/15/2040	800	849
6.625% due 12/01/2037	700	781
Rabobank Capital Funding Trust II
5.260% due 12/29/2049	2,400	2,412
RZD Capital Ltd.
5.739% due 04/03/2017	1,000	1,043
Sallie Mae, Inc.
0.000% due 10/03/2022	655	379
UBS AG
5.750% due 04/25/2018	400	435
5.875% due 12/20/2017	100	110
Wachovia Bank N.A.
5.850% due 02/01/2037	750	757
6.600% due 01/15/2038	1,000	1,105
Wells Fargo Bank N.A.
5.950% due 08/26/2036	400	410

		69,302

INDUSTRIALS 19.6%
Altria Group, Inc.
9.250% due 08/06/2019	1,200	1,569
9.950% due 11/10/2038	1,900	2,685
10.200% due 02/06/2039	300	435
Anadarko Petroleum Corp.
6.200% due 03/15/2040	1,200	1,175
Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037	900	1,033
Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	700	938
8.200% due 01/15/2039	900	1,225
ArcelorMittal
7.000% due 10/15/2039	2,500	2,603
Baker Hughes, Inc.
5.125% due 09/15/2040	1,100	1,079
Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	700	744
Canadian Natural Resources Ltd.
6.250% due 03/15/2038	2,000	2,217
Caterpillar, Inc.
6.050% due 08/15/2036	400	454
Cenovus Energy, Inc.
6.750% due 11/15/2039	1,300	1,520
Comcast Corp.
6.400% due 05/15/2038	2,450	2,627
6.400% due 03/01/2040	1,200	1,291
6.500% due 11/15/2035	200	216
6.950% due 08/15/2037	700	794
7.050% due 03/15/2033	600	687
Cox Communications, Inc.
8.375% due 03/01/2039	1,800	2,340
CSX Corp.
6.150% due 05/01/2037	1,000	1,079
CVS Pass-Through Trust
7.507% due 01/10/2032	2,264	2,579
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	4,300	5,794
Devon Energy Corp.
7.950% due 04/15/2032	400	533
Devon Financing Corp. ULC
7.875% due 09/30/2031	400	529
DirecTV Holdings LLC
6.000% due 08/15/2040	1,100	1,108
Dow Chemical Co.
9.400% due 05/15/2039	2,100	3,058
EnCana Corp.
6.500% due 08/15/2034	600	657
6.625% due 08/15/2037	800	878
Energy Transfer Partners LP
6.625% due 10/15/2036	500	529
7.500% due 07/01/2038	1,200	1,400
Enterprise Products Operating LLC
5.750% due 03/01/2035	200	198
Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,022
8.625% due 04/28/2034	200	241
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,000	1,105
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,700	2,006
International Business Machines Corp.
5.600% due 11/30/2039	770	842
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	400	382
6.500% due 02/01/2037	400	414
6.950% due 01/15/2038	2,900	3,161
Kraft Foods, Inc.
6.500% due 02/09/2040	1,500	1,687
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	200	215
Nucor Corp.
6.400% due 12/01/2037	200	233
Petrobras International Finance Co.
6.875% due 01/20/2040	500	528
7.875% due 03/15/2019	1,700	2,018
Pfizer, Inc.
7.200% due 03/15/2039	1,800	2,337
Philip Morris International, Inc.
6.375% due 05/16/2038	700	815
Plains All American Pipeline LP
6.650% due 01/15/2037	100	105
Pride International, Inc.
7.875% due 08/15/2040	200	218
Roche Holdings, Inc.
7.000% due 03/01/2039	400	506
Rockies Express Pipeline LLC
6.875% due 04/15/2040	2,700	2,569
Siemens Financieringsmaatschappij NV
6.125% due 08/17/2026	300	340
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	1,200	1,236
Suncor Energy, Inc.
6.500% due 06/15/2038	200	223
6.850% due 06/01/2039	800	923
Target Corp.
6.500% due 10/15/2037	500	585
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,379
Tennessee Gas Pipeline Co.
7.625% due 04/01/2037	100	112
8.375% due 06/15/2032	2,400	2,835

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	678
Time Warner Cable, Inc.
6.550% due 05/01/2037	3,200	3,437
6.750% due 06/15/2039	100	111
7.300% due 07/01/2038	800	938
Time Warner, Inc.
6.500% due 11/15/2036	2,469	2,707
TransCanada Pipelines Ltd.
6.200% due 10/15/2037	100	110
7.250% due 08/15/2038	300	374
7.625% due 01/15/2039	500	649
Transocean, Inc.
6.800% due 03/15/2038	200	206
7.500% due 04/15/2031	1,000	1,074
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	873	951
United Technologies Corp.
6.125% due 07/15/2038	700	809
Vale Overseas Ltd.
6.250% due 01/23/2017	200	224
6.875% due 11/10/2039	2,800	3,108
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,072
6.200% due 04/15/2038	900	1,028
6.500% due 08/15/2037	500	590
Williams Cos., Inc.
7.500% due 01/15/2031	1,200	1,351
8.750% due 03/15/2032	222	272

		91,700

UTILITIES 9.9%
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,524
7.000% due 04/01/2038	100	116
AT&T Corp.
8.000% due 11/15/2031	238	300
AT&T, Inc.
5.350% due 09/01/2040	8,018	7,568
6.400% due 05/15/2038	200	213
6.550% due 02/15/2039	600	655
British Telecommunications PLC
9.875% due 12/15/2030	600	802
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	478
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	801
EDF S.A.
6.950% due 01/26/2039	1,300	1,543
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,484
FirstEnergy Corp.
7.375% due 11/15/2031	400	423
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	2,900	2,819
France Telecom S.A.
8.500% due 03/01/2031	1,300	1,772
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	522
Majapahit Holding BV
7.750% due 01/20/2020	900	1,042
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	423
6.500% due 09/15/2037	1,600	1,816
NGPL PipeCo LLC
7.768% due 12/15/2037	2,100	2,198
Pacific Gas & Electric Co.
5.400% due 01/15/2040	2,000	2,028
6.050% due 03/01/2034	400	439
6.250% due 03/01/2039	200	225
PacifiCorp
6.000% due 01/15/2039	1,300	1,439
Progress Energy, Inc.
7.750% due 03/01/2031	400	502
PSEG Power LLC
8.625% due 04/15/2031	400	515
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,131
Southern California Edison Co.
5.625% due 02/01/2036	200	211
6.000% due 01/15/2034	300	331
Telecom Italia Capital S.A.
7.721% due 06/04/2038	900	895
Verizon Communications, Inc.
6.900% due 04/15/2038	1,900	2,224
7.350% due 04/01/2039	3,900	4,813
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,454
Vodafone Group PLC
6.150% due 02/27/2037	3,400	3,652

		46,358

Total Corporate Bonds & Notes (Cost $190,343)		207,360

MUNICIPAL BONDS & NOTES 5.3%
CALIFORNIA 1.9%
California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	1,300	1,286
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	1,700	1,706
California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	700	725
7.550% due 04/01/2039	1,400	1,453
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	170	95
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	1,200	1,143
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.716% due 07/01/2039	1,100	1,003
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	89
University of California Regents Medical Center Revenue Bonds, Series 2010
6.548% due 05/15/2048	1,600	1,562

		9,062

CONNECTICUT 0.1%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	200	206

DISTRICT OF COLUMBIA 0.3%
District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	1,300	1,265

ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	900	893

MICHIGAN 0.2%
Michigan State University Revenue Bonds, Series 2010
6.173% due 02/15/2050	1,000	976

NEVADA 0.3%
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.013% due 06/01/2039	1,200	1,252
7.100% due 06/01/2039	200	203

		1,455

NEW YORK 0.5%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.750% due 06/15/2041	1,200	1,186
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.508% due 08/01/2037	1,000	964

		2,150

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	300	312

OHIO 0.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	66

TEXAS 1.4%
Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038	1,500	1,554
North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	2,100	2,058
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	1,300	1,298
Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	1,800	1,785

		6,695

UTAH 0.3%
Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	1,300	1,368

WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	185

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047		100	70

Total Municipal Bonds & Notes (Cost $24,961)			24,703

U.S. GOVERNMENT AGENCIES 16.2%
Fannie Mae
0.000% due 06/01/2017		2,400	1,961
0.461% due 10/27/2037		400	399
5.500% due 03/01/2034 - 03/01/2039		3,177	3,404
5.625% due 04/17/2028		100	113
6.000% due 04/18/2036		900	973
7.125% due 01/15/2030 (i)		4,700	6,241
Federal Home Loan Bank
5.500% due 07/15/2036		700	774
Financing Corp.
0.000% due 12/06/2018 - 12/27/2018		10,400	8,008
8.600% due 09/26/2019		1,470	2,023
Freddie Mac
5.000% due 04/15/2038		300	316
Ginnie Mae
5.500% due 10/20/2037		357	371
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033		3,400	3,845
Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030		57,200	30,890
Small Business Administration
5.290% due 12/01/2027		504	545
Tennessee Valley Authority
0.000% due 01/15/2038		9,914	2,511
4.625% due 09/15/2060		1,300	1,222
4.875% due 01/15/2048		1,900	1,888
5.250% due 09/15/2039		3,500	3,714
5.375% due 04/01/2056		1,200	1,296
5.500% due 06/15/2038		1,600	1,759
5.880% due 04/01/2036		3,000	3,460

Total U.S. Government Agencies (Cost $75,771)			75,713

U.S. TREASURY OBLIGATIONS 24.9%
Treasury Inflation Protected Securities (d)
2.000% due 01/15/2026		165	176
2.375% due 01/15/2025		464	518
2.375% due 01/15/2027		3,037	3,382
2.500% due 01/15/2029		1,325	1,507
3.875% due 04/15/2029		133	179
U.S. Treasury Bonds
4.500% due 08/15/2039		13,600	13,968
5.250% due 11/15/2028		6,800	7,794
5.375% due 02/15/2031 (i)		8,300	9,690
5.500% due 08/15/2028 (i)		25,500	30,050
6.125% due 11/15/2027		1,500	1,885
U.S. Treasury Strips
0.000% due 11/15/2021 (i)		6,100	4,064
0.000% due 08/15/2023 (i)		7,500	4,531
0.000% due 11/15/2024 (i)		23,200	13,046
0.000% due 02/15/2027 (i)		3,900	1,907
0.000% due 11/15/2027		2,500	1,202
0.000% due 05/15/2028		1,000	458
0.000% due 08/15/2028 (i)		10,800	4,879
0.000% due 05/15/2032		1,100	413
0.000% due 11/15/2032 (i)		7,400	2,713
0.000% due 11/15/2034		200	66
0.000% due 05/15/2037		300	88
0.000% due 05/15/2038		900	261
0.000% due 05/15/2039 (i)		50,000	13,671

Total U.S. Treasury Obligations (Cost $118,541)			116,448

MORTGAGE-BACKED SECURITIES 0.8%
Banc of America Large Loan, Inc.
2.010% due 11/15/2015		997	890
Citigroup Mortgage Loan Trust, Inc.
3.059% due 03/25/2034		376	374
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		700	739
Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047		297	151
Structured Asset Mortgage Investments, Inc.
0.451% due 07/25/2046		133	84
0.481% due 05/25/2036		253	150
Thornburg Mortgage Securities Trust
0.353% due 03/25/2037		53	52
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,288

Total Mortgage-Backed Securities (Cost $3,723)			3,728

ASSET-BACKED SECURITIES 0.1%
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		10	10
SLM Student Loan Trust
1.788% due 04/25/2023		504	521

Total Asset-Backed Securities (Cost $504)			531

SOVEREIGN ISSUES 2.8%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,652
6.500% due 06/10/2019		800	882
Brazil Government International Bond
10.250% due 01/10/2028	BRL	3,750	2,357
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	1,236
Mexico Government International Bond
5.950% due 03/19/2019		2,800	3,136
6.050% due 01/11/2040		1,200	1,233
Province of Ontario Canada
4.600% due 06/02/2039	CAD	200	209
4.700% due 06/02/2037		900	951
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,417

Total Sovereign Issues (Cost $12,299)			13,073

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		9,300	82

Total Convertible Preferred Securities (Cost $698)			82

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 13.0%
REPURCHASE AGREEMENTS 1.3%
Barclays Capital, Inc.
0.250% due 01/03/2011		$5,000	5,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $5,134. Repurchase proceeds are $5,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		1,223	1,223
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,251. Repurchase proceeds are $1,223.)

			6,223

U.S. TREASURY BILLS 0.3%
0.190% due 06/02/2011 - 06/16/2011 (b)(f)(g)		1,200	1,199

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 11.4%
		5,335,618	53,442

Total Short-Term Instruments (Cost $60,878)			60,864

PURCHASED OPTIONS (k) 0.0%
(Cost $24)			32
Total Investments 107.4% (Cost $487,742)			$502,534
Written Options (l) (0.1%) (Premiums $367)			(432)
Other Assets and Liabilities (Net) (7.3%)			(34,096)

Net Assets 100.0%			$468,006

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Security becomes interest bearing at a future date.

(d)	Principal amount of security is adjusted for inflation.

(e)	Affiliated to the Fund.

(f)	Securities with an aggregate market value of $270 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(g)	Securities with an aggregate market value of $360 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $36,678 at a weighted average interest rate of 0.225%. On December 31, 2010, there were no open reverse repurchase agreements.

(i)	Securities with an aggregate market value of $36,886 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2012	695	$(214)
90-Day Eurodollar September Futures	Long	09/2011	102	172
E-mini S&P 500 Index March Futures	Short	03/2011	65	(57)
S&P 500 Index March Futures	Long	03/2011	1,485	15,683

				$15,584

(j)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY	MXN	26,800	$164	$19	$145
Pay	3-Month USD-LIBOR	2.750%	12/15/2020	DUB		$1,500	(78)	(12)	(66)

							$86	$7	$79

(k)	Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index March Futures	$550.000	03/17/2011	400	$12	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$5,000	$12	$32

(l)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	105	$49	$60
Call - CME S&P 500 Index January Futures	1,275.000	01/21/2011	14	27	27
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	105	67	44
Put - CME S&P 500 Index January Futures	1,190.000	01/21/2011	14	37	15

				$180	$146

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$5,000	$29	$60
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	13,500	119	183

							$148	$243

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$4,300	$39	$43

(m)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2041	$1,000	$1,084	$1,087

(n)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	2,433	03/2011	CITI	$0	$(21)	$(21)
Sell	CAD	266	02/2011	DUB	0	(3)	(3)
Sell		909	02/2011	HSBC	0	(12)	(12)
Buy	CNY	266	01/2011	BOA	0	0	0
Sell		730	01/2011	DUB	0	(1)	(1)
Buy		465	01/2011	MSC	1	0	1
Buy		2,807	04/2011	BCLY	4	0	4
Buy		2,794	04/2011	HSBC	4	0	4
Buy		1,491	04/2011	MSC	3	0	3
Buy		3,504	04/2011	RBS	5	0	5
Buy		499	06/2011	BCLY	1	0	1
Buy		12,583	06/2011	DUB	21	0	21
Buy		460	06/2011	RBS	1	0	1
Buy		207	11/2011	BCLY	0	0	0
Buy		1,245	11/2011	CITI	1	0	1
Buy		767	11/2011	JPM	0	(1)	(1)
Buy		730	02/2012	DUB	1	0	1
Buy	EUR	10,143	01/2011	CITI	0	(169)	(169)
Sell		10,255	01/2011	CITI	555	0	555
Buy	KRW	69,700	05/2011	BCLY	0	0	0
Buy		681,500	05/2011	CITI	0	(4)	(4)
Buy		56,250	05/2011	GSC	0	0	0
Buy		132,000	05/2011	HSBC	0	(1)	(1)
Buy		303,900	05/2011	JPM	1	0	1
Buy		1,031,580	05/2011	MSC	12	0	12
Buy		264,000	05/2011	RBS	0	0	0
Buy	MXN	34,978	02/2011	BOA	98	0	98
Buy	PHP	52,824	06/2011	MSC	18	0	18
Buy	SGD	1,070	03/2011	BOA	38	0	38
Buy		2,625	03/2011	CITI	46	0	46
Buy		262	03/2011	DUB	8	0	8
Buy		220	03/2011	JPM	8	0	8
Buy		260	03/2011	RBS	10	0	10

					$836	$(212)	$624

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$69,302	$0	$69,302
Industrials	0	91,700	0	91,700
Utilities	0	46,358	0	46,358
Municipal Bonds & Notes
California	0	9,062	0	9,062
Connecticut	0	206	0	206
District of Columbia	0	1,265	0	1,265
Illinois	0	893	0	893
Michigan	0	976	0	976
Nevada	0	1,455	0	1,455
New York	0	2,150	0	2,150
North Carolina	0	312	0	312
Ohio	0	66	0	66
Texas	0	6,695	0	6,695
Utah	0	1,368	0	1,368
Washington	0	185	0	185
West Virginia	0	70	0	70
U.S. Government Agencies	0	75,713	0	75,713
U.S. Treasury Obligations	0	116,448	0	116,448
Mortgage-Backed Securities	0	3,728	0	3,728
Asset-Backed Securities	0	531	0	531
Sovereign Issues	0	13,073	0	13,073
Convertible Preferred Securities
Banking & Finance	82	0	0	82
Short-Term Instruments
Repurchase Agreements	0	6,223	0	6,223
U.S. Treasury Bills	0	1,199	0	1,199
PIMCO Short-Term Floating NAV Portfolio	53,442	0	0	53,442
Purchased Options
Equity Contracts	0	0	0	0
Interest Rate Contracts	0	32	0	32
	$53,524	$449,010	$0	$502,534
Short Sales, at value	$0	$(1,087)	$0	$(1,087)

Financial Derivative Instruments (7) - Assets
Equity Contracts	15,683	0	0	15,683
Foreign Exchange Contracts	0	836	0	836
Interest Rate Contracts	172	145	0	317
	$15,855	$981	$0	$16,836

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(99)	0	0	(99)
Foreign Exchange Contracts	0	(212)	0	(212)
Interest Rate Contracts	(214)	(413)	(43)	(670)
	$(313)	$(625)	$(43)	$(981)

Totals	$69,066	$448,279	$(43)	$517,302

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(39)	0	0	(4)	0	0	(43)	(4)

	$0	$0	$(39)	$0	$0	$(4)	$0	$0	$(43)	$(4)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO StocksPLUS® Total Return Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.6%
Petroleum Export Ltd.
3.319% due 12/07/2012		$2,000	$1,994

Total Bank Loan Obligations (Cost $2,000)			1,994

CORPORATE BONDS & NOTES 31.2%
BANKING & FINANCE 18.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		100	124
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		300	327
Ally Financial, Inc.
5.375% due 06/06/2011		100	101
6.000% due 12/15/2011		249	255
6.625% due 05/15/2012		100	104
6.875% due 09/15/2011		1,286	1,328
6.875% due 08/28/2012		1,600	1,671
7.500% due 09/15/2020		100	105
American Express Bank FSB
5.500% due 04/16/2013		500	539
5.550% due 10/17/2012		300	321
American Express Centurion Bank
6.000% due 09/13/2017		1,000	1,116
American Express Credit Corp.
5.875% due 05/02/2013		300	326
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		200	206
American General Finance Corp.
4.875% due 07/15/2012		200	189
6.900% due 12/15/2017		700	569
American International Group, Inc.
5.050% due 10/01/2015		100	103
5.850% due 01/16/2018		2,300	2,378
6.400% due 12/15/2020		2,100	2,207
Banco Santander Brasil S.A.
4.500% due 04/06/2015		500	513
Bank of America Corp.
0.616% due 08/15/2016		100	88
6.500% due 08/01/2016		1,000	1,086
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		100	105
Bank of Montreal
2.850% due 06/09/2015		100	102
Bank of Nova Scotia
1.650% due 10/29/2015		200	191
Bank of Scotland PLC
4.880% due 04/15/2011		2,400	2,426
Barclays Bank PLC
5.450% due 09/12/2012		3,000	3,216
6.050% due 12/04/2017		600	616
BBVA Bancomer S.A.
7.250% due 04/22/2020		500	530
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,600	1,827
BNP Paribas
0.690% due 04/08/2013		300	298
5.186% due 06/29/2049		1,200	1,101
BPCE S.A.
2.375% due 10/04/2013		100	100
CIT Group, Inc.
7.000% due 05/01/2013		128	131
7.000% due 05/01/2014		42	43
7.000% due 05/01/2015		142	143
7.000% due 05/01/2016		70	71
7.000% due 05/01/2017		99	99
Citigroup, Inc.
2.286% due 08/13/2013		200	204
5.500% due 04/11/2013		1,500	1,598
6.000% due 08/15/2017		1,900	2,064
8.500% due 05/22/2019		100	124
Deutsche Bank AG
1.084% due 02/17/2015		800	784
Dexia Credit Local
2.000% due 03/05/2013		2,200	2,214
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		700	707
5.552% due 06/15/2011		333	338
7.250% due 10/25/2011		400	413
7.375% due 02/01/2011		1,200	1,204
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	273
Gazprom Via White Nights Finance BV
10.500% due 03/25/2014		$1,200	1,436
General Electric Capital Corp.
5.500% due 09/15/2067	EUR	2,000	2,325
5.875% due 01/14/2038		$500	521
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		400	441
6.250% due 09/01/2017		1,200	1,326
ING Bank NV
2.500% due 01/14/2016		100	98
International Lease Finance Corp.
0.633% due 07/01/2011		100	98
4.750% due 01/13/2012		100	101
5.000% due 09/15/2012		200	202
5.450% due 03/24/2011		1,000	1,008
5.750% due 06/15/2011		100	101
6.750% due 09/01/2016		2,300	2,467
JPMorgan Chase & Co.
6.000% due 01/15/2018		400	447
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,300	1,443
JPMorgan Chase Capital XX
6.550% due 09/15/2066		100	101
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		1,800	425
Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		700	694
6.050% due 08/15/2012		1,200	1,271
6.400% due 08/28/2017		700	741
6.875% due 04/25/2018		1,000	1,096
MetLife, Inc.
6.400% due 12/15/2066		300	284
Morgan Stanley
2.786% due 05/14/2013		300	311
National Australia Bank Ltd.
2.550% due 01/13/2012		400	407
5.350% due 06/12/2013		400	433
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		300	314
Petroleum Export Ltd.
5.265% due 06/15/2011		18	17
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	535
Qatari Diar Finance QSC
5.000% due 07/21/2020		200	200
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		500	520
Resona Bank Ltd.
5.850% due 09/29/2049		200	200
Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		2,000	2,012
2.625% due 05/11/2012		1,800	1,843
6.990% due 10/29/2049		700	542
Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		700	718
SLM Corp.
3.263% due 01/31/2014		1,100	1,020
State Bank of India
4.500% due 07/27/2015		1,000	1,024
State Street Capital Trust IV
1.302% due 06/01/2077		100	76
Temasek Financial I Ltd.
4.300% due 10/25/2019		300	307
TNK-BP Finance S.A.
6.125% due 03/20/2012		100	105
6.625% due 03/20/2017		300	320
UBS AG
5.750% due 04/25/2018		200	218
5.875% due 12/20/2017		400	441
USB Capital IX
6.189% due 10/29/2049		100	78
Wells Fargo & Co.
1.145% due 08/01/2011	EUR	1,000	1,327
7.980% due 03/29/2049		$1,400	1,484

			65,656

INDUSTRIALS 10.3%
Alcoa, Inc.
6.150% due 08/15/2020		200	206
America Movil SAB de C.V.
6.125% due 03/30/2040		1,700	1,811
AstraZeneca PLC
5.900% due 09/15/2017		300	348
6.450% due 09/15/2037		200	238
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,400	1,518
Codelco, Inc.
6.150% due 10/24/2036		100	110
Cox Communications, Inc.
7.125% due 10/01/2012		2,000	2,194
CSN Resources S.A.
6.500% due 07/21/2020		400	424
Daimler Finance North America LLC
7.300% due 01/15/2012		1,700	1,807
Deutsche Telekom International Finance BV
5.875% due 08/20/2013		1,500	1,653
Dow Chemical Co.
4.850% due 08/15/2012		1,100	1,160
6.000% due 10/01/2012		100	108
Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		200	206
General Mills, Inc.
5.250% due 08/15/2013		700	770
Gerdau Trade, Inc.
5.750% due 01/30/2021		100	101
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		100	120
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012		2,800	3,004
5.950% due 02/15/2018		1,300	1,434
Kraft Foods, Inc.
6.125% due 02/01/2018		500	572
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,600	1,668
Peabody Energy Corp.
7.875% due 11/01/2026		100	109

Philip Morris International, Inc.
6.375% due 05/16/2038	200	233
Plains All American Pipeline LP
4.250% due 09/01/2012	2,350	2,452
President and Fellows of Harvard College
6.000% due 01/15/2019	400	464
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,600	1,530
Rogers Communications, Inc.
7.250% due 12/15/2012	2,000	2,230
Rohm and Haas Co.
6.000% due 09/15/2017	400	438
Shell International Finance BV
5.500% due 03/25/2040	100	108
Time Warner Cable, Inc.
6.200% due 07/01/2013	1,700	1,889
Transocean, Inc.
4.950% due 11/15/2015	200	207
Union Pacific Corp.
5.700% due 08/15/2018	800	899
UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	319
UST LLC
6.625% due 07/15/2012	3,000	3,220
Vale Overseas Ltd.
5.625% due 09/15/2019	600	642
6.875% due 11/10/2039	400	444
Vivendi S.A.
5.750% due 04/04/2013	800	863
Xerox Corp.
5.500% due 05/15/2012	1,300	1,374

		36,873

UTILITIES 2.5%
AT&T, Inc.
6.700% due 11/15/2013	2,000	2,274
Cleco Power LLC
6.000% due 12/01/2040	700	686
Duke Energy Corp.
5.650% due 06/15/2013	1,700	1,868
Enel Finance International S.A.
6.800% due 09/15/2037	400	406
Qwest Corp.
7.625% due 06/15/2015	500	566
8.875% due 03/15/2012	1,100	1,192
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	311
Tampa Electric Co.
6.875% due 06/15/2012	1,400	1,520

		8,823

Total Corporate Bonds & Notes (Cost $108,677)		111,352

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Chesapeake Energy Corp.
2.250% due 12/15/2038	100	79

Total Convertible Bonds & Notes (Cost $76)		79

MUNICIPAL BONDS & NOTES 4.3%
CALIFORNIA 1.6%
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	100	100
6.918% due 04/01/2040	1,100	1,109
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	104
7.550% due 04/01/2039	100	104
California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030	100	101
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,091
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	600	571
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	800	777
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	270	206
University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	500	485

		5,754

ILLINOIS 0.8%
Chicago, Illinois General Obligation Bonds, Series 2010
7.517% due 01/01/2040	1,600	1,616
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	694
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202
Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	200	207

		2,719

IOWA 0.1%
Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	500	525

NEVADA 0.0%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	98

NEW JERSEY 0.3%
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	1,000	1,085

NEW YORK 0.6%
New York City, New York General Obligation Bonds, Series 2010
6.646% due 12/01/2031	1,200	1,212
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.932% due 11/01/2036	100	94
New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,007

		2,313

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	200	208

OHIO 0.5%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,000	1,066
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	900	593

		1,659

TEXAS 0.2%
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	600	599

WEST VIRGINIA 0.1%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	570	396

Total Municipal Bonds & Notes (Cost $16,264)		15,356

U.S. GOVERNMENT AGENCIES 47.5%
Fannie Mae
0.321% due 12/25/2036	135	134
0.611% due 07/25/2037 - 03/25/2044	1,324	1,314
0.641% due 07/25/2037	995	1,001
0.661% due 09/25/2035	638	638
0.671% due 09/25/2035	1,323	1,323
0.750% due 12/18/2013 (h)	4,100	4,057
0.981% due 06/25/2037	1,336	1,349
0.991% due 06/25/2040	3,881	3,911
1.000% due 09/23/2013	600	599
1.001% due 03/25/2040	1,492	1,509
1.125% due 09/30/2013	100	100
1.530% due 07/01/2044	61	61
1.625% due 10/26/2015	2,000	1,952
1.750% due 02/22/2013 - 05/07/2013	400	409
2.500% due 05/15/2014	100	104
2.545% due 08/01/2033	56	59
2.580% due 09/01/2033	169	177
2.631% due 05/25/2035	42	43
2.750% due 02/05/2014	100	105
3.129% due 06/01/2033	222	232
3.500% due 01/01/2041	2,000	1,913
3.538% due 01/01/2036	109	114
3.574% due 05/01/2036	9	9
4.000% due 07/01/2040 - 12/01/2040	17,100	17,035
4.125% due 04/15/2014	400	437
4.375% due 03/15/2013	1,000	1,078
4.500% due 01/01/2023 - 01/01/2041	62,885	64,631
4.617% due 12/01/2036	40	42
4.829% due 09/01/2034	40	42
5.000% due 02/13/2017 - 01/01/2041	25,945	27,306

5.375% due 06/12/2017		200	231
5.500% due 01/01/2021 - 01/01/2041		9,424	10,113
6.000% due 08/01/2036 - 02/01/2038		3,219	3,508
6.500% due 10/01/2035 - 02/01/2039		5,488	6,107
6.500% due 08/01/2037 (h)		351	390
7.000% due 09/01/2013		3	3
FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037		1,765	1,747
Freddie Mac
0.515% due 11/26/2012		100	100
0.960% due 08/15/2037		838	846
0.970% due 10/15/2037		224	226
0.980% due 05/15/2037 - 09/15/2037		935	945
1.542% due 02/25/2045		45	45
1.750% due 09/10/2015		1,700	1,673
2.375% due 02/01/2024		17	18
2.500% due 01/07/2014		100	104
2.605% due 03/01/2034		259	268
4.375% due 07/17/2015		200	221
4.500% due 07/15/2013 - 01/15/2014 (h)		1,300	1,427
4.500% due 09/01/2039		975	1,000
4.875% due 11/15/2013		100	111
5.000% due 07/15/2014 (h)		5,400	6,058
5.000% due 02/16/2017 - 04/18/2017		600	677
5.250% due 04/18/2016		100	115
5.500% due 08/15/2030 - 07/01/2038		651	695
8.000% due 01/01/2017		5	4
Ginnie Mae
3.375% due 03/20/2027		3	2
6.000% due 05/15/2033 - 04/15/2034		19	21
8.000% due 02/15/2030		1	2
Small Business Administration
5.520% due 06/01/2024		851	912

Total U.S. Government Agencies (Cost $169,874)			169,253

U.S. TREASURY OBLIGATIONS 6.4%
Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028		627	639
2.000% due 01/15/2026		110	117
2.375% due 01/15/2025 (h)		1,624	1,812
2.500% due 01/15/2029 (h)		2,852	3,245
3.875% due 04/15/2029 (h)		2,528	3,398
U.S. Treasury Notes
0.500% due 11/30/2012 (e)(h)		2,000	1,998
1.000% due 07/15/2013		400	402
1.125% due 06/15/2013		400	403
1.875% due 06/30/2015 (h)		4,600	4,619
2.125% due 11/30/2014		500	513
2.125% due 05/31/2015 (h)		2,000	2,032
2.500% due 04/30/2015 (h)		3,600	3,723

Total U.S. Treasury Obligations (Cost $23,377)			22,901

MORTGAGE-BACKED SECURITIES 5.7%
American Home Mortgage Investment Trust
2.261% due 02/25/2045		168	151
Arran Residential Mortgages Funding PLC
2.403% due 05/16/2047	EUR	1,000	1,332
Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049		$2,100	2,179
5.740% due 05/10/2045		400	438
Banc of America Funding Corp.
2.861% due 05/25/2035		296	289
5.893% due 01/20/2047		382	278
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		19	19
BCRR Trust
5.858% due 07/17/2040		500	528
Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033		2	2
3.113% due 01/25/2034		87	84
3.198% due 01/25/2034		3	3
Bear Stearns Alt-A Trust
2.875% due 05/25/2035		723	565
2.955% due 09/25/2035		159	122
Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035		98	95
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	209
Countrywide Alternative Loan Trust
0.441% due 05/25/2047		403	235
6.000% due 10/25/2033		48	48
Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035		767	669
3.017% due 02/20/2036		97	78
Credit Suisse First Boston Mortgage Securities Corp.
2.028% due 05/25/2032		1	1
Extended Stay America Trust
2.950% due 11/05/2027		998	983
First Horizon Asset Securities, Inc.
2.924% due 08/25/2035		252	206
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046		131	122
0.341% due 01/25/2047		164	157
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	106
5.444% due 03/10/2039		100	106
GSR Mortgage Loan Trust
2.574% due 06/25/2034		227	208
5.193% due 11/25/2035		427	417
5.346% due 11/25/2035		979	843
6.000% due 03/25/2037		148	134
Impac CMB Trust
1.261% due 07/25/2033		63	57
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		1,300	1,354
5.882% due 02/15/2051		100	106
JPMorgan Mortgage Trust
5.750% due 01/25/2036		190	172
Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	204
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		193	149
1.946% due 12/25/2032		7	7
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035		147	132
1.820% due 01/25/2029		61	60
Morgan Stanley Capital I
5.439% due 02/12/2044		1,700	1,761
5.610% due 04/15/2049		500	513
Prime Mortgage Trust
0.661% due 02/25/2019		5	5
0.661% due 02/25/2034		48	44
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018		191	195
Structured Adjustable Rate Mortgage Loan Trust
2.714% due 08/25/2035		170	138
Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035		413	386
Structured Asset Securities Corp.
2.856% due 10/25/2035		1,714	1,378
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		267	263
0.381% due 10/25/2046		42	41
WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045		83	70
0.901% due 12/25/2027		790	674
1.328% due 02/25/2046		287	222
1.528% due 11/25/2042		45	40
1.728% due 08/25/2042		32	29
2.904% due 02/27/2034		45	46
Wells Fargo Mortgage-Backed Securities Trust
2.893% due 10/25/2035		1,082	1,050
3.425% due 03/25/2036		411	365
4.911% due 01/25/2035		416	420

Total Mortgage-Backed Securities (Cost $21,224)			20,488

ASSET-BACKED SECURITIES 2.1%
Access Group, Inc.
1.588% due 10/27/2025		1,261	1,290
ACE Securities Corp.
0.311% due 12/25/2036		35	34
Ally Auto Receivables Trust
1.320% due 03/15/2012		74	74
Amortizing Residential Collateral Trust
0.841% due 07/25/2032		18	16
Bear Stearns Asset-Backed Securities Trust
0.341% due 10/25/2036		57	53
Centurion CDO VII Ltd.
0.657% due 01/30/2016		1,193	1,131
Chase Issuance Trust
1.802% due 09/15/2015		2,200	2,273
Countrywide Asset-Backed Certificates
0.311% due 05/25/2047		22	22
0.341% due 06/25/2037		22	22
0.741% due 12/25/2031		61	32
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		13	10
First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		85	85
Fremont Home Loan Trust
0.321% due 01/25/2037		62	57
HSBC Home Equity Loan Trust
1.201% due 11/20/2036		2,200	2,165
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		12	11
MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		3	3
Nationstar Home Equity Loan Trust
0.381% due 04/25/2037		297	291
Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		8	8

Total Asset-Backed Securities (Cost $7,529)			7,577

SOVEREIGN ISSUES 2.2%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	$189
Canada Government International Bond
2.500% due 09/01/2013	CAD	500	511
3.000% due 12/01/2015		100	103
Canada Housing Trust No. 1
2.750% due 12/15/2015		200	202
3.350% due 12/15/2020		500	497
Export-Import Bank of China
4.875% due 07/21/2015		$100	108
Export-Import Bank of Korea
4.000% due 01/29/2021		400	375
5.125% due 06/29/2020		100	103
8.125% due 01/21/2014		800	916
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	303
Mexico Government International Bond
5.950% due 03/19/2019		100	112
6.000% due 06/18/2015	MXN	17,600	1,416
6.050% due 01/11/2040		$100	103
Province of Ontario Canada
4.200% due 03/08/2018	CAD	100	106
4.300% due 03/08/2017		100	107
4.400% due 06/02/2019		100	106
4.600% due 06/02/2039		100	105
5.500% due 06/02/2018		100	114
Qatar Government International Bond
6.400% due 01/20/2040		$2,100	2,289

Total Sovereign Issues (Cost $7,611)			7,765

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%
BANKING & FINANCE 0.6%
American International Group, Inc.
8.500% due 08/01/2011		21,600	190
Bank of America Corp.
7.250% due 12/31/2049		1,000	957
Wells Fargo & Co.
7.500% due 12/31/2049		900	900

			2,047

CONSUMER DISCRETIONARY 0.1%
Motors Liquidation Co.
5.250% due 03/06/2032		40,000	326

Total Convertible Preferred Securities (Cost $3,405)			2,373

PREFERRED SECURITIES 0.5%
BANKING & FINANCE 0.5%
DG Funding Trust
0.681% due 03/06/2032		217	1,657

Total Preferred Securities (Cost $2,294)			1,657

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 24.6%
CERTIFICATES OF DEPOSIT 0.6%
Itau Unibanco S.A.
1.300% due 03/14/2011		$800	802
1.450% due 06/13/2011		700	704
1.700% due 09/12/2011		800	806

			2,312

CORPORATE BONDS & NOTES 0.3%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		1,100	1,072

REPURCHASE AGREEMENTS 0.5%
Barclays Capital, Inc.
0.250% due 01/03/2011		1,000	1,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $1,027. Repurchase proceeds are $1,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		837	837
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $854. Repurchase proceeds are $837.)

			1,837

U.S. TREASURY BILLS 0.4%
0.186% due 02/17/2011 - 06/23/2011 (b)(e)(f)		1,280	1,279

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 22.8%
		8,124,903	81,379

Total Short-Term Instruments (Cost $87,874)			87,879

PURCHASED OPTIONS (j) 0.0%
(Cost $23)			0
Total Investments 125.8% Cost $450,228)			$448,674
Written Options (k) (0.3%) (Premiums $780)			(1,077)
Other Assets and Liabilities (Net) (25.5%)			(91,048)

Net Assets 100.0%			$356,549

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Principal amount of security is adjusted for inflation.

(d)	Affiliated to the Fund.

(e)	Securities with an aggregate market value of $293 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(f)	Securities with an aggregate market value of $1,249 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $5,877 at a weighted average interest rate of 0.043%. On December 31, 2010, there were no open reverse repurchase agreements.

(h)	Securities with an aggregate market value of $20,070 and cash of $56 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	49	$(6)
90-Day Eurodollar December Futures	Long	12/2012	69	(134)
90-Day Eurodollar June Futures	Long	06/2011	277	63
90-Day Eurodollar June Futures	Long	06/2012	62	(44)
90-Day Eurodollar June Futures	Long	06/2013	10	(25)
90-Day Eurodollar March Futures	Long	03/2011	105	30
90-Day Eurodollar March Futures	Long	03/2012	108	(15)
90-Day Eurodollar March Futures	Long	03/2013	53	(117)
90-Day Eurodollar September Futures	Long	09/2011	44	15
90-Day Eurodollar September Futures	Long	09/2012	59	(91)
90-Day Eurodollar September Futures	Long	09/2013	58	(127)
E-mini S&P 500 Index March Futures	Long	03/2011	1,709	4,789
S&P 500 Index March Futures	Long	03/2011	422	4,235
U.S. Treasury 2-Year Note March Futures	Long	03/2011	219	23
U.S. Treasury 5-Year Note March Futures	Long	03/2011	11	(25)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	4	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	3	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	4	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	4	(4)

				$8,559

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$500	$0	$(7)	$7
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%	1,000	(1)	(10)	9
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%	500	(1)	(7)	6
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	600	(1)	(6)	5
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	100	0	(1)	1
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	500	(1)	(5)	4
France Government Bond	GSC	0.250%	12/20/2015	1.062%	300	(12)	(6)	(6)
France Government Bond	RBS	0.250%	12/20/2015	1.062%	700	(27)	(14)	(13)
France Government Bond	UBS	0.250%	12/20/2015	1.062%	200	(8)	(4)	(4)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.529%	700	0	0	0
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.890%	700	(3)	0	(3)
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	0.935%	1,400	24	0	24
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	300	4	4	0
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
Turkey Government International Bond	CITI	1.000%	12/20/2015	1.375%	2,900	(49)	(37)	(12)
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%	200	3	2	1
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%	1,000	14	23	(9)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	1,000	15	4	11
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%	200	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%	600	9	4	5

						$(17)	$(49)	$32

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$300	$39	$35	$4
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	900	116	118	(2)
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	700	89	78	11
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	1,000	139	126	13
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	200	28	28	0
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	500	69	61	8
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	200	28	26	2
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	300	42	39	3
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	3,200	101	78	23
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	900	28	13	15
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	200	6	2	4
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	1,350	17	0	17
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	386	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	675	8	0	8
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	500	3	0	3
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	400	3	(2)	5
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	500	4	0	4
CDX.IG-15 5-Year Index	CSFB	1.000%	12/20/2015	2,600	19	(10)	29
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	200	1	(1)	2
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	1,200	9	3	6
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	900	6	(1)	7
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	400	2	2	0

					$761	$595	$166

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	2,500	$(26)	$(45)	$19
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	2	0	2
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	1	0	1
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	3	0	3
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		600	3	1	2
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		8,300	45	8	37
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		600	3	1	2
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,400	8	2	6
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		600	6	3	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,000	8	4	4
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	3	0	3
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		2,000	7	(1)	8
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		100	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,000	39	0	39
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		500	3	1	2
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,500	43	(10)	53
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	6	1	5
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	18	1	17
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	3	0	3
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		200	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,000	4	1	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,100	5	2	3
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		2,900	11	4	7
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		700	3	(1)	4
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		200	0	0	0
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		200	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		300	1	0	1
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		100	0	0	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		600	5	1	4
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		800	6	1	5
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		200	2	1	1
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		700	5	1	4
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		100	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		100	0	0	0
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	3	1	2
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	9	3	6
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	2	1	1
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,000	16	7	9
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	300	(1)	1	(2)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		10,000	(33)	5	(38)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC		$2,000	(19)	0	(19)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,700	36	0	36

							$234	$(5)	$239

Total Return Swaps on Indices

Pay/ Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	54,111	3-Month USD-LIBOR plus a specified spread	$107,226	01/31/2011	BOA	$7,120

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$101.000	02/18/2011	27	$0	$0
Put - CME S&P 500 Index March Futures	550.000	03/17/2011	548	16	0
Put - CME S&P 500 Index MarchFutures	525.000	03/17/2011	240	7	0

				$23	$0

(k)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	69	$30	$39
Call - CME S&P 500 Index January Futures	1,275.000	01/21/2011	11	21	21
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	69	43	29
Put - CME S&P 500 Index January Futures	1,190.000	01/21/2011	11	29	12

				$123	$101

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$4,000	$8	$19
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	4,500	26	54
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012	5,600	21	43
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	2,300	19	31
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	300	2	4
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	2,300	14	31
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	1,300	8	18
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	10,100	80	137
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	1,000	9	13
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	3,400	31	43
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	1,600	18	20
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	4,200	44	63
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	1,000	11	13
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,200	25	28
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	3,000	30	45
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	3,500	26	44
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	3,800	94	116
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	1,200	30	37
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	300	4	4
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	600	8	9
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	300	4	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	300	4	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,100	7	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	600	8	9

							$531	$790

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000%	10/11/2011	$1,900	$10	$15
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	1,800	9	15
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	5,700	64	96
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	2,700	29	45

					$112	$171

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$1,100	$9	$11
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	400	5	4

						$14	$15

(l)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$2,000	$1,892	$1,911
Fannie Mae	4.000%	01/01/2041	5,000	4,935	4,975
Fannie Mae	6.000%	01/01/2041	1,000	1,081	1,087

				$7,908	$7,973

(m)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	963	01/2011	CSFB	$67	$0	$67
Sell		10	01/2011	CSFB	0	0	0
Buy	BRL	6,379	03/2011	CITI	53	0	53
Buy		186	09/2011	BOA	6	0	6
Sell	CAD	98	02/2011	BNP	0	(2)	(2)
Buy		402	02/2011	BOA	7	0	7
Buy		7,439	02/2011	DUB	89	0	89
Buy		207	02/2011	RBC	5	0	5
Buy	CNY	4,245	04/2011	BCLY	6	0	6
Buy		2,841	04/2011	DUB	10	0	10
Buy		1,854	04/2011	HSBC	3	0	3
Buy		941	04/2011	MSC	1	0	1
Buy		153	11/2011	BCLY	0	0	0
Buy		920	11/2011	CITI	1	0	1
Buy		568	11/2011	JPM	0	0	0
Sell	EUR	30	01/2011	BCLY	0	(1)	(1)
Sell		200	01/2011	BNP	0	(4)	(4)
Sell		100	01/2011	BOA	0	(2)	(2)
Sell		4,071	01/2011	CITI	213	(4)	209
Sell		290	01/2011	CSFB	1	(1)	0
Sell		378	01/2011	MSC	0	(9)	(9)
Sell		77	01/2011	RBC	0	(2)	(2)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		176	01/2011	UBS	0	(3)	(3)
Sell	GBP	13	03/2011	BCLY	0	0	0
Sell		13	03/2011	DUB	0	0	0
Sell		9	03/2011	RBS	0	0	0
Buy	IDR	367,720	04/2011	CITI	1	0	1
Buy		3,636,000	04/2011	MSC	1	0	1
Buy		976,895	07/2011	BCLY	1	0	1
Buy		1,000,300	07/2011	CITI	2	0	2
Buy		1,377,100	07/2011	HSBC	2	0	2
Buy		1,798,000	07/2011	JPM	0	0	0
Buy	INR	6,181	03/2011	BCLY	0	0	0
Buy		3,000	03/2011	RBS	0	0	0
Buy		9,290	05/2011	BOA	4	0	4
Buy	JPY	24,854	01/2011	BCLY	8	0	8
Buy		66,065	01/2011	CITI	22	0	22
Sell		58,023	01/2011	GSC	0	(26)	(26)
Sell		34,538	01/2011	RBC	0	(15)	(15)
Sell		69,076	01/2011	RBS	0	(29)	(29)
Buy		33,467	01/2011	UBS	9	0	9
Buy	KRW	115,242	01/2011	JPM	2	0	2
Sell		908,524	01/2011	JPM	0	(14)	(14)
Buy		793,282	01/2011	MSC	4	(3)	1
Buy		111,900	05/2011	BCLY	0	(1)	(1)
Buy		503,980	05/2011	CITI	1	(3)	(2)
Buy		111,900	05/2011	GSC	0	(1)	(1)
Buy		144,750	05/2011	HSBC	1	0	1
Buy		1,360,814	05/2011	JPM	19	(3)	16
Buy		253,420	05/2011	RBS	0	0	0
Buy		116,150	05/2011	UBS	3	0	3
Buy	MXN	7,579	02/2011	BCLY	23	0	23
Buy		4,997	02/2011	CITI	4	(1)	3
Buy		1,236	02/2011	JPM	0	0	0
Buy		19,991	02/2011	MSC	15	(2)	13
Buy	MYR	160	02/2011	BCLY	1	0	1
Buy		150	02/2011	CITI	1	0	1
Buy		634	02/2011	DUB	3	0	3
Buy		310	02/2011	HSBC	1	0	1
Buy		140	02/2011	RBS	1	0	1
Buy	PHP	5,882	02/2011	CITI	2	0	2
Buy		2,937	02/2011	JPM	1	0	1
Buy		6,498	04/2011	CITI	1	(1)	0
Buy		6,509	04/2011	JPM	1	(1)	0
Buy		8,882	06/2011	BCLY	5	0	5
Buy		6,550	06/2011	CITI	1	(2)	(1)
Buy		24,180	06/2011	JPM	9	0	9
Buy		10,906	11/2011	CITI	2	(1)	1
Buy		2,202	11/2011	DUB	1	0	1
Buy		4,392	11/2011	GSC	1	0	1
Buy		4,410	11/2011	JPM	2	0	2
Buy	SGD	131	01/2011	JPM	2	0	2
Sell		131	01/2011	RBS	0	(3)	(3)
Buy		261	02/2011	HSBC	4	0	4
Buy		132	03/2011	CITI	3	0	3
Buy		129	03/2011	GSC	0	0	0
Buy		393	03/2011	HSBC	6	0	6
Buy		130	03/2011	JPM	1	0	1
Buy		129	06/2011	CITI	0	0	0
Buy		325	06/2011	GSC	3	0	3
Buy		324	06/2011	JPM	3	0	3
Buy		131	06/2011	RBS	3	0	3
Buy	TRY	152	01/2011	CITI	0	(2)	(2)
Buy		745	01/2011	HSBC	0	(19)	(19)
Buy		144	01/2011	JPM	0	(7)	(7)
Buy		155	01/2011	MSC	0	0	0
Buy		155	01/2011	UBS	0	0	0
Buy	TWD	648	01/2011	DUB	1	0	1
Sell		1,987	01/2011	DUB	0	(2)	(2)
Buy		397	01/2011	JPM	1	0	1
Buy		611	01/2011	MSC	2	0	2
Buy		331	01/2011	UBS	1	0	1
Buy		565	04/2011	BOA	1	0	1
Buy		2,387	04/2011	DUB	4	0	4
Buy		580	04/2011	JPM	1	0	1
Buy	ZAR	3,965	01/2011	HSBC	34	0	34
Buy		1,394	04/2011	JPM	8	0	8
Buy		1,395	04/2011	MSC	8	0	8
Buy		760	09/2011	BCLY	11	0	11

					$714	$(165)	$549

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$1,994	$0	$1,994
Corporate Bonds & Notes
Banking & Finance	0	65,656	0	65,656
Industrials	0	36,873	0	36,873
Utilities	0	8,823	0	8,823
Convertible Bonds & Notes
Industrials	0	79	0	79
Municipal Bonds & Notes
California	0	5,754	0	5,754
Illinois	0	2,719	0	2,719
Iowa	0	525	0	525
Nevada	0	98	0	98
New Jersey	0	1,085	0	1,085
New York	0	2,313	0	2,313
North Carolina	0	208	0	208
Ohio	0	1,659	0	1,659
Texas	0	599	0	599
West Virginia	0	396	0	396
U.S. Government Agencies	0	167,506	1,747	169,253
U.S. Treasury Obligations	0	22,901	0	22,901
Mortgage-Backed Securities	0	20,488	0	20,488
Asset-Backed Securities	0	6,446	1,131	7,577
Sovereign Issues	0	7,765	0	7,765
Convertible Preferred Securities
Banking & Finance	2,047	0	0	2,047
Consumer Discretionary	0	326	0	326
Preferred Securities
Banking & Finance	0	0	1,657	1,657
Short-Term Instruments
Certificates of Deposit	0	2,312	0	2,312
Corporate Bonds & Notes	0	0	1,072	1,072
Repurchase Agreements	0	1,837	0	1,837
U.S. Treasury Bills	0	1,279	0	1,279
PIMCO Short-Term Floating NAV Portfolio	81,379	0	0	81,379
	$83,426	$359,641	$5,607	$448,674
Short Sales, at value	$0	$(7,973)	$0	$(7,973)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	246	0	246
Equity Contracts	9,023	7,121	0	16,144
Foreign Exchange Contracts	0	714	0	714
Interest Rate Contracts	131	299	0	430
	$9,154	$8,380	$0	$17,534

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(49)	0	(49)
Equity Contracts	(33)	0	0	(33)
Foreign Exchange Contracts	0	(165)	0	(165)
Interest Rate Contracts	(596)	(917)	(186)	(1,699)
	$(629)	$(1,131)	$(186)	$(1,946)

Totals	$91,951	$358,917	$5,421	$455,020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory(3)	Beginning Balance at 03/31/2010	Net Purchases(8)	Net Sales(8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010(9)
Investments, at value
U.S. Government Agencies	$0	$1,900	$(135)	$0	$0	$(18)	$0	$0	$1,747	$(18)
Asset-Backed Securities	1,115	0	(3)	6	0	13	0	0	1,131	1,124
Preferred Securities
Banking & Finance	1,768	0	0	0	0	(111)	0	0	1,657	(112)
Short-Term Instruments
Corporate Bonds & Notes	0	1,072	0	0	0	0	0	0	1,072	0

	$2,883	$2,972	$(138)	$6	$0	$(116)	$0	$0	$5,607	$994
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(9)	$0	$(117)	$0	$0	$(60)	$0	$0	$(186)	$(60)

Totals	$2,874	$2,972	$(255)	$6	$0	$(176)	$0	$0	$5,421	$934

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO StocksPLUS® TR Short Strategy Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.3%
Petroleum Export Ltd.
3.319% due 12/07/2012		$3,000	$2,991
5.000% due 12/20/2012		3,000	2,991

Total Bank Loan Obligations (Cost $6,000)			5,982

CORPORATE BONDS & NOTES 29.4%
BANKING & FINANCE 16.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		200	248
Ally Financial, Inc.
5.375% due 06/06/2011		2,900	2,933
6.000% due 04/01/2011		3,100	3,103
6.000% due 12/15/2011		2,700	2,781
6.625% due 05/15/2012		5,148	5,320
6.875% due 09/15/2011		1,922	1,978
6.875% due 08/28/2012		2,700	2,831
7.500% due 12/31/2013		1,174	1,271
7.500% due 09/15/2020		700	738
8.300% due 02/12/2015		700	772
American Express Bank FSB
5.500% due 04/16/2013		1,100	1,186
6.000% due 09/13/2017		700	781
American Express Co.
6.150% due 08/28/2017		1,700	1,919
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		2,000	1,990
American General Finance Corp.
0.552% due 12/15/2011		9,200	8,618
American International Group, Inc.
4.000% due 09/20/2011	EUR	500	669
4.250% due 05/15/2013		$3,400	3,526
4.950% due 03/20/2012		3,000	3,102
5.450% due 05/18/2017		100	102
5.600% due 10/18/2016		3,000	3,106
5.750% due 03/15/2067	GBP	200	248
5.850% due 01/16/2018		$3,400	3,516
6.400% due 12/15/2020		400	420
8.625% due 05/22/2068	GBP	3,100	4,785
ASIF I
3.000% due 02/17/2017	EUR	3,100	3,227
BA Covered Bond Issuer
5.500% due 06/14/2012		$1,000	1,053
Banco Santander Brasil S.A.
4.500% due 04/06/2015		3,400	3,485
Bank of America Corp.
0.616% due 08/15/2016		100	88
4.500% due 04/01/2015		1,400	1,424
6.500% due 08/01/2016		2,200	2,390
Bank of America N.A.
6.000% due 10/15/2036		300	284
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		300	314
Bank of Montreal
2.850% due 06/09/2015		700	712
Bank of Nova Scotia
1.650% due 10/29/2015		1,300	1,244
Bank of Scotland PLC
4.880% due 04/15/2011		5,500	5,560
Barclays Bank PLC
6.050% due 12/04/2017		900	925
14.000% due 11/29/2049	GBP	420	789
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$700	799
6.950% due 08/10/2012		4,100	4,475
BNP Paribas
0.690% due 04/08/2013		3,100	3,075
BPCE S.A.
2.375% due 10/04/2013		500	499
C10 Capital SPV Ltd.
6.722% due 12/29/2049		200	142
CBA Capital Trust I
5.805% due 08/29/2049		2,900	3,016
CIT Group, Inc.
7.000% due 05/01/2013		22	22
7.000% due 05/01/2014		32	33
7.000% due 05/01/2015		4,232	4,253
7.000% due 05/01/2016		54	54
7.000% due 05/01/2017		75	76
Citibank N.A.
1.750% due 12/28/2012		500	510
Citigroup Capital XXI
8.300% due 12/21/2077		500	522
Citigroup Funding, Inc.
1.875% due 10/22/2012		700	714
Citigroup, Inc.
0.427% due 03/16/2012		100	99
2.286% due 08/13/2013		1,500	1,527
5.500% due 04/11/2013		6,000	6,392
5.625% due 08/27/2012		200	210
8.500% due 05/22/2019		100	124
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	7,100	9,014
Countrywide Financial Corp.
5.800% due 06/07/2012		$2,600	2,736
Credit Agricole S.A.
8.375% due 10/29/2049		4,400	4,543
Daimler International Finance BV
5.875% due 09/08/2011	EUR	5,000	6,873
Deutsche Bank AG
1.084% due 02/17/2015		$600	588
6.000% due 09/01/2017		600	673
Deutsche Bank Capital Funding Trust I
4.262% due 12/29/2049		3,900	3,218
Dexia Credit Local
2.000% due 03/05/2013		19,600	19,721
Dexia Credit Local S.A.
0.953% due 09/23/2011		1,300	1,304
FCE Bank PLC
7.125% due 01/16/2012	EUR	800	1,101
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		$9,900	9,999
7.000% due 10/01/2013		3,100	3,326
7.250% due 10/25/2011		600	620
7.375% due 02/01/2011		2,100	2,106
7.500% due 08/01/2012		5,500	5,850
8.000% due 06/01/2014		2,400	2,646
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	547
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$200	239
General Electric Capital Corp.
2.625% due 12/28/2012		600	623
5.500% due 09/15/2067	EUR	1,900	2,209
6.875% due 01/10/2039		$1,000	1,160
Goldman Sachs Group, Inc.
1.393% due 01/30/2017	EUR	1,200	1,474
6.150% due 04/01/2018		$5,400	5,955
GSPA Monetization Trust
6.422% due 10/09/2029		2,565	2,554
ING Bank NV
2.500% due 01/14/2016		800	781
International Lease Finance Corp.
0.633% due 07/01/2011		300	295
1.425% due 08/15/2011	EUR	2,100	2,762
4.750% due 01/13/2012		$1,200	1,214
5.000% due 09/15/2012		2,500	2,528
5.450% due 03/24/2011		2,800	2,821
5.750% due 06/15/2011		900	909
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	3,700	4,648
JPMorgan Chase & Co.
1.053% due 09/30/2013		$1,000	1,004
1.264% due 09/26/2013	EUR	1,900	2,482
4.250% due 10/15/2020		$1,800	1,761
5.250% due 05/01/2015		1,000	1,068
JPMorgan Chase Capital XXI
1.236% due 01/15/2087		1,700	1,328
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	100	137
7.875% due 11/01/2020		$2,400	2,196
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	300	409
Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		$300	70
5.625% due 01/24/2013 (a)		300	75
Lloyds TSB Bank PLC
5.800% due 01/13/2020		5,000	4,945
Merrill Lynch & Co., Inc.
0.486% due 02/15/2011		1,700	1,695
0.533% due 06/05/2012		1,400	1,387
6.400% due 08/28/2017		4,700	4,976
Morgan Stanley
0.539% due 01/09/2012		300	300
2.786% due 05/14/2013		400	415
5.625% due 01/09/2012		5,000	5,222
5.950% due 12/28/2017		500	530
6.600% due 04/01/2012		1,000	1,066
7.300% due 05/13/2019		100	113
National Australia Bank Ltd.
2.550% due 01/13/2012		2,200	2,241
Nationwide Building Society
6.250% due 02/25/2020		1,400	1,461
Nomura Holdings, Inc.
6.700% due 03/04/2020		5,100	5,468
Nordea Bank AB
4.875% due 01/27/2020		3,300	3,392
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,656
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		2,400	2,508
Pacific LifeCorp
6.000% due 02/10/2020		300	316
Prudential Financial, Inc.
3.140% due 06/10/2013		1,000	1,004
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,302
Resona Bank Ltd.
5.850% due 09/29/2049		600	600
Royal Bank of Scotland Group PLC
0.569% due 10/14/2016		1,400	1,157
0.686% due 04/08/2011		2,500	2,501
1.450% due 10/20/2011		21,800	21,927
4.875% due 08/25/2014		100	103
6.990% due 10/29/2049		900	698

SLM Corp.
0.502% due 03/15/2011		2,000	1,993
0.518% due 10/25/2011		1,200	1,183
0.588% due 01/27/2014		700	631
2.750% due 03/15/2011	CHF	500	535
3.263% due 01/31/2014		$1,000	927
8.000% due 03/25/2020		1,300	1,320
Societe Generale
5.922% due 04/29/2049		500	442
State Bank of India
4.500% due 07/27/2015		4,300	4,400
Temasek Financial I Ltd.
4.300% due 10/25/2019		500	511
Tenneco, Inc.
8.125% due 11/15/2015		200	213
TNK-BP Finance S.A.
6.125% due 03/20/2012		100	105
6.625% due 03/20/2017		1,900	2,024
UBS AG
1.384% due 02/23/2012		500	504
UBS Preferred Funding Trust V
6.243% due 05/29/2049		6,900	6,693
USB Capital IX
6.189% due 10/29/2049		300	234
Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		700	702
Wachovia Corp.
0.419% due 10/15/2011		4,400	4,404
0.477% due 08/01/2013		700	694
Wells Fargo & Co.
7.980% due 03/29/2049		6,900	7,314
Wells Fargo Bank N.A.
4.750% due 02/09/2015		3,300	3,504

			325,863

INDUSTRIALS 9.1%
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		1,375	1,403
Alcoa, Inc.
6.150% due 08/15/2020		1,600	1,646
Altria Group, Inc.
4.125% due 09/11/2015		1,100	1,151
7.750% due 02/06/2014		2,300	2,646
AmeriGas Partners LP
7.125% due 05/20/2016		200	208
BMW Finance NV
5.250% due 05/21/2012		1,200	1,271
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,368
Codelco, Inc.
7.500% due 01/15/2019		300	366
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		25,000	28,462
Continental Airlines, Inc.
6.750% due 09/15/2015		6,500	6,728
Corp. GEO SAB de C.V.
8.875% due 09/25/2014		3,600	4,059
CSN Islands XI Corp.
6.875% due 09/21/2019		400	434
CSN Resources S.A.
6.500% due 07/21/2020		2,700	2,862
Daimler Finance North America LLC
7.300% due 01/15/2012		4,900	5,207
7.750% due 01/18/2011		3,700	3,709
DCP Midstream LLC
9.700% due 12/01/2013		3,435	4,120
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		5,000	5,418
Dow Chemical Co.
4.850% due 08/15/2012		3,500	3,691
Eaton Vance Corp.
6.500% due 10/02/2017		600	681
Eli Lilly & Co.
4.200% due 03/06/2014		10,000	10,728
EnCana Corp.
6.300% due 11/01/2011		3,800	3,973
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		900	1,023
Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		500	515
6.212% due 11/22/2016		100	106
8.146% due 04/11/2018		1,000	1,162
Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		58	62
General Mills, Inc.
5.250% due 08/15/2013		4,784	5,262
Gerdau Trade, Inc.
5.750% due 01/30/2021		500	504
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,049
7.625% due 04/09/2019		1,000	1,203
Kraft Foods, Inc.
2.625% due 05/08/2013		9,500	9,776
Lyondell Chemical Co.
8.000% due 11/01/2017		2,700	2,994
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,032
Northwest Airlines Pass-Through Trust
1.336% due 08/06/2011		2,954	2,869
Oracle Corp.
5.750% due 04/15/2018		500	573
Pearson Dollar Finance PLC
5.500% due 05/06/2013		600	647
Pemex Project Funding Master Trust
5.750% due 03/01/2018		2,000	2,148
7.500% due 12/18/2013	GBP	100	173
Petrobras International Finance Co.
5.750% due 01/20/2020		$3,600	3,753
5.875% due 03/01/2018		800	856
7.875% due 03/15/2019		2,200	2,612
8.375% due 12/10/2018		400	489
Petroleos Mexicanos
6.000% due 03/05/2020		1,200	1,278
PPG Industries, Inc.
1.900% due 01/15/2016		2,300	2,186
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		6,700	6,405
Reynolds American, Inc.
1.002% due 06/15/2011		2,360	2,363
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012		150	160
Time Warner Cable, Inc.
6.200% due 07/01/2013		10,700	11,891
Time Warner, Inc.
6.100% due 07/15/2040		7,100	7,476
Total Capital S.A.
4.450% due 06/24/2020		400	415
Transocean, Inc.
4.950% due 11/15/2015		2,000	2,069
Union Pacific Corp.
5.700% due 08/15/2018		500	562
Vale Overseas Ltd.
5.625% due 09/15/2019		1,500	1,605
6.875% due 11/10/2039		3,100	3,441
8.250% due 01/17/2034		1,200	1,498
Vivendi S.A.
5.750% due 04/04/2013		2,700	2,914
Xerox Corp.
5.500% due 05/15/2012		8,700	9,192

			183,394

UTILITIES 4.2%
AT&T, Inc.
4.950% due 01/15/2013		3,292	3,530
BP Capital Markets PLC
3.125% due 03/10/2012		1,000	1,023
British Telecommunications PLC
5.150% due 01/15/2013		4,000	4,261
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,300	3,746
Cleco Power LLC
6.000% due 12/01/2040		4,600	4,508
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		3,000	2,983
EDF S.A.
4.600% due 01/27/2020		3,000	3,106
5.500% due 01/26/2014		200	220
6.500% due 01/26/2019		200	234
6.950% due 01/26/2039		200	237
Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011		5,400	5,400
Majapahit Holding BV
8.000% due 08/07/2019		3,000	3,521
NGPL PipeCo LLC
6.514% due 12/15/2012		8,000	8,639
NV Energy, Inc.
6.250% due 11/15/2020		1,200	1,212
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013		10,000	11,079
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,900	1,815
4.750% due 02/16/2021		300	287
Qwest Corp.
3.552% due 06/15/2013		4,050	4,253
7.875% due 09/01/2011		7,300	7,537
Sprint Capital Corp.
7.625% due 01/30/2011		5,250	5,270
Telefonica Emisiones SAU
0.616% due 02/04/2013		2,000	1,966
2.582% due 04/26/2013		3,000	3,004
Verizon Communications, Inc.
5.250% due 04/15/2013		300	326
Verizon Wireless Capital LLC
2.884% due 05/20/2011		2,400	2,424
Vodafone Group PLC
5.000% due 12/16/2013		3,200	3,486

			84,067

Total Corporate Bonds & Notes (Cost $578,038)			593,324

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Chesapeake Energy Corp.
2.250% due 12/15/2038		500	392

Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	150

Total Convertible Bonds & Notes (Cost $507)		542

MUNICIPAL BONDS & NOTES 3.5%
CALIFORNIA 1.1%
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	700	702
6.918% due 04/01/2040	490	494
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
7.500% due 04/01/2034	100	104
7.550% due 04/01/2039	100	104
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	1,500	1,564
7.950% due 03/01/2036	3,700	3,798
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,000	994
California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	100	98
7.021% due 08/01/2040	200	196
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	742
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	8,500	8,093
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	300	295
7.618% due 08/01/2040	500	491
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
6.603% due 07/01/2050	1,000	1,032
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	800	829
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	1,000	934
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	69
University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	300	296
6.548% due 05/15/2048	500	488
University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	300	299

		21,728

ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, Series 2010
7.517% due 01/01/2040	9,700	9,797
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	793
Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	1,000	913
Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	400	367
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	700	707

		12,577

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	75	69

LOUISIANA 0.0%
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	24

NEVADA 0.2%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	600	587
North Las Vegas, Nevada General Obligation Bonds, Series 2010
6.572% due 06/01/2040	3,900	3,750

		4,337

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	1,200	1,302

NEW YORK 1.1%
New York City, New York General Obligation Bonds, Series 2010
6.246% due 06/01/2035	8,300	8,133
6.646% due 12/01/2031	7,100	7,169
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.882% due 06/15/2044	100	100
6.011% due 06/15/2042	1,000	1,000
6.282% due 06/15/2042	100	100
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.932% due 11/01/2036	700	661
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,300	1,435
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	2,500	2,442
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	967

		22,007

OHIO 0.3%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	1,500	1,598
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	6,325	4,171

		5,769

TEXAS 0.2%
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	3,900	3,893

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	285	198

Total Municipal Bonds & Notes (Cost $73,069)		71,904

U.S. GOVERNMENT AGENCIES 43.7%
Fannie Mae
0.611% due 07/25/2037 - 09/25/2042	3,959	3,975
0.641% due 07/25/2037	4,260	4,284
0.661% due 09/25/2035	2,833	2,833
0.671% due 09/25/2035	5,731	5,732
0.711% due 09/25/2035	1,771	1,773
0.750% due 12/18/2013 (h)	10,200	10,093
0.981% due 06/25/2037	6,996	7,067
0.991% due 06/25/2040	16,619	16,748
1.000% due 09/23/2013	1,200	1,199
1.001% due 03/25/2040	6,516	6,591
1.125% due 09/30/2013	400	401
1.250% due 08/20/2013	100	101
1.625% due 10/26/2015 (h)	21,400	20,882
1.750% due 02/22/2013 - 05/07/2013	2,300	2,350
2.122% due 09/01/2035	82	85
2.298% due 11/01/2035	17	17
2.397% due 12/01/2033	49	52
2.461% due 10/01/2034	7	7
2.500% due 05/15/2014	300	312
2.530% due 03/01/2035	10	10
2.575% due 12/01/2033	19	20
2.683% due 06/01/2035	136	142
2.700% due 06/01/2034	367	384
2.750% due 02/05/2014 - 03/13/2014	500	523
2.814% due 07/01/2035	71	74
2.875% due 12/11/2013	200	210
2.945% due 06/01/2035	164	172
3.000% due 09/16/2014	300	316
3.500% due 01/01/2041	12,000	11,476
4.000% due 09/01/2023 - 02/01/2041	149,464	148,446
4.125% due 04/15/2014	7,300	7,968
4.375% due 03/15/2013 - 10/15/2015	4,000	4,372
4.500% due 05/01/2023 - 02/01/2041	344,228	353,535
4.625% due 10/15/2013	100	110
5.000% due 03/15/2016 - 01/01/2041	110,658	116,583
5.375% due 06/12/2017	1,300	1,499
5.500% due 11/01/2021 - 01/01/2041	39,485	42,288
6.000% due 10/01/2026 - 01/01/2041	34,425	37,457
6.000% due 05/01/2027 (h)	375	408
6.500% due 05/01/2037 - 02/01/2039	1,909	2,123
Federal Home Loan Bank
0.875% due 12/27/2013	200	198

Freddie Mac
0.515% due 11/26/2012		1,200	1,197
0.875% due 10/28/2013		500	498
0.960% due 08/15/2037		9,891	9,980
0.970% due 10/15/2037		2,460	2,484
0.980% due 05/15/2037 - 09/15/2037		10,919	11,029
1.750% due 09/10/2015		8,300	8,167
2.500% due 01/07/2014 - 04/23/2014		900	934
2.624% due 06/01/2035		178	185
3.000% due 07/28/2014		300	316
3.058% due 11/01/2034		79	83
3.500% due 05/29/2013 - 01/01/2041		2,300	2,227
4.125% due 09/27/2013		100	108
4.375% due 07/17/2015		2,200	2,429
4.500% due 01/15/2013 - 01/01/2041		14,643	15,597
4.875% due 11/15/2013		200	222
5.000% due 02/16/2017 - 04/18/2017		1,700	1,918
5.250% due 04/18/2016		300	344
5.500% due 07/18/2016 - 10/01/2039		5,947	6,411
6.000% due 08/01/2027 - 11/01/2037		3,207	3,477
Ginnie Mae
6.000% due 10/15/2036 - 01/15/2039		1,164	1,288
Small Business Administration
4.430% due 05/01/2029		1,143	1,198
5.520% due 06/01/2024		13	14

Total U.S. Government Agencies (Cost $887,608)			882,922

U.S. TREASURY OBLIGATIONS 11.5%
Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028 (h)		15,764	16,087
2.000% due 01/15/2026		3,085	3,284
2.125% due 02/15/2040		1,214	1,290
2.375% due 01/15/2025 (h)		16,941	18,894
2.375% due 01/15/2027		2,711	3,020
2.500% due 01/15/2029 (h)		33,617	38,250
3.625% due 04/15/2028		676	875
3.875% due 04/15/2029 (h)		21,420	28,795
U.S. Treasury Notes
0.500% due 11/30/2012 (h)		328	328
0.500% due 10/15/2013		13,000	12,857
0.500% due 11/15/2013		2,500	2,468
0.750% due 08/15/2013 (e)(h)		15,000	14,972
0.750% due 09/15/2013		2,000	1,994
0.750% due 12/15/2013 (e)		10,500	10,427
1.000% due 07/15/2013		4,800	4,824
1.125% due 06/15/2013		1,100	1,109
1.250% due 10/31/2015		5,200	5,033
1.375% due 11/30/2015		4,500	4,374
1.750% due 07/31/2015		3,200	3,190
1.875% due 06/30/2015 (e)(h)		23,700	23,798
2.125% due 11/30/2014		3,200	3,279
2.125% due 05/31/2015 (e)(h)		25,000	25,402
2.500% due 04/30/2015		7,000	7,238

Total U.S. Treasury Obligations (Cost $235,745)			231,788

MORTGAGE-BACKED SECURITIES 4.5%
American Home Mortgage Investment Trust
2.261% due 02/25/2045		24	21
Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	1,000	1,335
2.403% due 05/16/2047		2,800	3,729
Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049		$2,900	2,982
5.740% due 05/10/2045		300	329
Banc of America Funding Corp.
2.822% due 06/25/2034		95	92
2.861% due 05/25/2035		42	41
Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033		137	134
BCRR Trust
5.858% due 07/17/2040		500	528
Bear Stearns Adjustable Rate Mortgage Trust
3.106% due 11/25/2034		277	236
3.436% due 12/25/2035		159	153
3.609% due 11/25/2034		70	69
Bear Stearns Alt-A Trust
2.955% due 09/25/2035		40	30
Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019		2,264	2,228
Chase Mortgage Finance Corp.
6.000% due 12/25/2036		981	842
Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035		49	47
2.820% due 12/25/2035		75	69
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		300	313
5.543% due 12/11/2049		3,800	3,930
Countrywide Alternative Loan Trust
0.541% due 02/25/2037		620	367
Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035		320	279
3.017% due 02/20/2036		48	39
3.121% due 11/25/2034		2,370	1,926
Extended Stay America Trust
2.950% due 11/05/2027		6,789	6,685
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		100	105
GSR Mortgage Loan Trust
2.825% due 09/25/2035		131	126
5.193% due 11/25/2035		214	209
5.346% due 11/25/2035		6,208	5,346
Harborview Mortgage Loan Trust
0.431% due 12/19/2036		1,278	836
0.481% due 05/19/2035		43	28
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		1,569	1,600
5.336% due 05/15/2047		1,700	1,767
5.882% due 02/15/2051		100	106
JPMorgan Mortgage Trust
5.036% due 02/25/2035		60	60
5.388% due 07/25/2035		3,780	3,765
5.750% due 01/25/2036		284	258
6.043% due 10/25/2036		1,237	1,064
MASTR Adjustable Rate Mortgages Trust
2.542% due 07/25/2035		2,783	2,151
Mellon Residential Funding Corp.
0.700% due 12/15/2030		303	287
0.740% due 06/15/2030		4	4
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,590	1,626
5.485% due 03/12/2051		100	102
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		138	107
2.456% due 05/25/2033		119	119
5.322% due 09/25/2035		7,610	7,009
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035		147	132
4.250% due 10/25/2035		9,526	8,217
Morgan Stanley Capital I
5.610% due 04/15/2049		3,200	3,280
5.809% due 12/12/2049		1,700	1,819
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		610	431
OBP Depositor LLC Trust
4.646% due 07/15/2045		6,900	7,055
Permanent Master Issuer PLC
1.095% due 07/15/2033	EUR	4,350	5,751
Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035		$95	56
2.737% due 08/25/2034		179	170
2.770% due 02/25/2034		121	115
Structured Asset Mortgage Investments, Inc.
0.541% due 02/25/2036		55	33
Structured Asset Securities Corp.
0.311% due 05/25/2036		59	58
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		191	188
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021		663	646
5.509% due 04/15/2047		100	102
WaMu Mortgage Pass-Through Certificates
1.528% due 11/25/2042		19	17
3.154% due 10/25/2046		539	414
5.752% due 02/25/2037		2,500	2,057
Wells Fargo Mortgage-Backed Securities Trust
3.425% due 03/25/2036		205	183
4.911% due 01/25/2035		192	193
5.488% due 12/25/2036		8,102	7,615

Total Mortgage-Backed Securities (Cost $90,021)			91,611

ASSET-BACKED SECURITIES 0.7%
ACE Securities Corp.
0.321% due 10/25/2036		33	12
Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034		71	65
Ballyrock CDO Ltd.
0.814% due 11/20/2015		885	864
Centurion CDO VII Ltd.
0.657% due 01/30/2016		5,170	4,903
Citigroup Mortgage Loan Trust, Inc.
0.321% due 05/25/2037		202	192
Countrywide Asset-Backed Certificates
0.341% due 06/25/2037		26	26
0.741% due 12/25/2031		1	0
Endurance CLO I Ltd.
0.736% due 02/15/2014		3,552	3,446
Ford Credit Auto Owner Trust
1.210% due 01/15/2012		40	40
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036		10	10
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		9	8
Massachusetts Educational Financing Authority
1.238% due 04/25/2038		2,779	2,791
Park Place Securities, Inc.
0.573% due 10/25/2034		71	70

SLM Student Loan Trust
0.538% due 07/25/2013		35	35
0.588% due 01/25/2015		39	39
0.788% due 10/25/2017		1,100	1,096
Structured Asset Securities Corp.
0.311% due 10/25/2036		18	18

Total Asset-Backed Securities (Cost $13,614)			13,615

SOVEREIGN ISSUES 4.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	786
5.500% due 07/12/2020		$2,100	2,168
Canada Government International Bond
2.000% due 12/01/2014	CAD	2,500	2,497
2.500% due 09/01/2013		3,700	3,781
3.000% due 12/01/2015		400	413
4.500% due 06/01/2015		400	440
Canada Housing Trust No. 1
2.450% due 12/15/2015		28,000	27,864
2.750% due 12/15/2015		2,200	2,220
3.350% due 12/15/2020		4,800	4,771
Export-Import Bank of Korea
4.000% due 01/29/2021		$3,300	3,096
5.125% due 06/29/2020		600	620
5.875% due 01/14/2015		1,900	2,061
8.125% due 01/21/2014		6,400	7,331
Indonesia Government International Bond
7.500% due 01/15/2016		1,500	1,760
Korea Development Bank
4.375% due 08/10/2015		2,500	2,575
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,149
Korea Housing Finance Corp.
4.125% due 12/15/2015		500	505
Mexico Government International Bond
5.950% due 03/19/2019		2,000	2,240
6.000% due 06/18/2015	MXN	103,500	8,330
6.050% due 01/11/2040		$400	411
Province of Ontario Canada
4.200% due 03/08/2018	CAD	100	106
4.200% due 06/02/2020		13,700	14,215
4.300% due 03/08/2017		600	643
4.400% due 06/02/2019		1,200	1,273
4.600% due 06/02/2039		1,000	1,046
5.500% due 06/02/2018		300	342
Province of Quebec Canada
4.500% due 12/01/2016		100	108
Societe Financement de l’Economie Francaise
2.375% due 03/26/2012		$400	407
Turkey Government International Bond
6.875% due 03/17/2036		5,000	5,600

Total Sovereign Issues (Cost $96,875)			98,758

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.0%
BANKING & FINANCE 1.0%
American International Group, Inc.
8.500% due 08/01/2011		5,700	50
Bank of America Corp.
7.250% due 12/31/2049		9,000	8,613
Wells Fargo & Co.
7.500% due 12/31/2049		11,170	11,176

			19,839

CONSUMER DISCRETIONARY 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		24,000	196

Total Convertible Preferred Securities (Cost $18,530)			20,035

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%
DG Funding Trust
0.681% due 03/06/2032		85	649
Farm Credit Bank
10.000% due 03/06/2032		1,100	1,188

Total Preferred Securities (Cost $2,037)			1,837

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 29.2%
CERTIFICATES OF DEPOSIT 0.7%
Itau Unibanco S.A.
1.300% due 03/14/2011		$4,600	4,610
1.450% due 06/13/2011		4,600	4,624
1.700% due 09/12/2011		4,700	4,738

			13,972

CORPORATE BONDS & NOTES 1.1%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		6,300	6,141
Pacific Gas & Electric Co.
0.869% due 10/11/2011		16,200	16,197

			22,338

REPURCHASE AGREEMENTS 0.5%
Barclays Capital, Inc.
0.250% due 01/03/2011		9,000	9,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $9,240. Repurchase proceeds are $9,000.)
U.S. TREASURY BILLS 0.4%
0.165% due 01/06/2011 - 06/23/2011 (b)(e)(f)		7,760	7,756

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.5%
		53,555,592	536,413

Total Short-Term Instruments (Cost $589,428)			589,479

PURCHASED OPTIONS (j) 0.0%
(Cost $171)			11
Total Investments 128.8% (Cost $2,591,643)			$2,601,808
Written Options (k) (0.4%) (Premiums $5,882)			(7,904)
Other Assets and Liabilities (Net) (28.4%)			(573,139)

Net Assets 100.0%			$2,020,765

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Principal amount of security is adjusted for inflation.

(d)	Affiliated to the Fund.

(e)	Securities with an aggregate market value of $3,668 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(f)	Securities with an aggregate market value of $6,126 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $27,825 at a weighted average interest rate of 0.052%. On December 31, 2010, there were no open reverse repurchase agreements.

(h)	Securities with an aggregate market value of $158,773 and cash of $25 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	206	$(33)
90-Day Eurodollar December Futures	Long	12/2012	498	(955)
90-Day Eurodollar June Futures	Long	06/2011	901	191
90-Day Eurodollar June Futures	Long	06/2012	348	(326)
90-Day Eurodollar June Futures	Long	06/2013	79	(195)
90-Day Eurodollar March Futures	Long	03/2011	905	90
90-Day Eurodollar March Futures	Long	03/2012	716	(138)
90-Day Eurodollar March Futures	Long	03/2013	397	(874)
90-Day Eurodollar September Futures	Long	09/2011	318	106
90-Day Eurodollar September Futures	Long	09/2012	324	(562)
90-Day Eurodollar September Futures	Long	09/2013	293	(774)
E-mini S&P 500 Index March Futures	Short	03/2011	24,931	(69,696)
S&P 500 Index March Futures	Short	03/2011	1,396	(5,803)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	923	134
U.S. Treasury 5-Year Note March Futures	Long	03/2011	105	(167)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	27	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	26	(23)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	26	(17)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	26	(29)

				$(79,083)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.468%	$150	$(1)	$2	$(3)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	$500	$0	$(7)	$7
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%	1,000	(3)	(16)	13
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%	300	(1)	(8)	7
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%	1,500	(2)	(15)	13
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%	500	(1)	(7)	6
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%	400	(1)	(11)	10
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	1,100	(3)	(11)	8
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.085%	16,300	(59)	(92)	33
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%	1,700	(2)	(19)	17
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	13,000	(30)	(177)	147
Brazil Government International Bond	MSC	1.000%	06/20/2015	1.033%	500	(1)	(5)	4
Brazil Government International Bond	MSC	1.950%	08/20/2016	1.152%	500	25	0	25
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	500	(1)	(5)	4
China Government International Bond	BOA	1.000%	06/20/2015	0.608%	900	16	15	1
China Government International Bond	CITI	1.000%	06/20/2015	0.608%	200	3	3	0
China Government International Bond	RBS	1.000%	06/20/2015	0.608%	400	7	7	0
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	100	0	(1)	1
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	100	0	(1)	1
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.538%	10,000	14	(42)	56
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	500	1	(3)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%	300	0	(2)	2
France Government Bond	BCLY	0.250%	03/20/2016	1.087%	800	(33)	(30)	(3)
France Government Bond	GSC	0.250%	03/20/2015	0.968%	800	(23)	(14)	(9)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	300	(12)	(6)	(6)
France Government Bond	RBS	0.250%	12/20/2015	1.062%	700	(27)	(14)	(13)
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	0.935%	800	13	0	13
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.329%	3,000	(44)	(59)	15
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.164%	3,900	545	139	406
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%	300	4	4	0
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%	600	10	7	3
MetLife, Inc.	BOA	1.000%	12/20/2015	1.605%	4,200	(115)	(203)	88
MetLife, Inc.	CITI	1.000%	12/20/2015	1.605%	2,300	(64)	(84)	20
MetLife, Inc.	GSC	1.000%	09/20/2015	1.557%	3,700	(89)	(238)	149
MetLife, Inc.	JPM	1.000%	09/20/2015	1.557%	5,800	(141)	(344)	203
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%	800	0	(18)	18
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%	300	(1)	(4)	3
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.017%	500	0	(11)	11
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%	700	(3)	(11)	8
Morgan Stanley	BOA	1.000%	06/20/2011	0.768%	200	1	1	0
Morgan Stanley	GSC	1.000%	03/20/2011	0.768%	1,000	1	(1)	2
Morgan Stanley	JPM	1.000%	06/20/2011	0.768%	500	1	2	(1)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.398%	2,200	(40)	(64)	24
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%	2,400	33	55	(22)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	1,700	26	8	18
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%	200	4	2	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%	5,000	77	10	67

						$89	$(1,268)	$1,357

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$14,300	$1,836	$1,825	$11
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	3,600	462	434	28
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	6,100	783	718	65
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	700	90	80	10
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	2,600	334	301	33
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	4,400	609	574	35
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	5,100	706	698	8
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	5,400	748	730	18
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015	2,900	402	386	16
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	2,000	277	241	36
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	800	110	104	6
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	200	27	26	1
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	1,200	166	156	10
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	400	55	55	0
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	300	9	(4)	13
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	11,700	367	(97)	464
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015	600	19	(3)	22
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015	18,000	565	176	389
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	4,600	144	(44)	188
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	38,900	1,221	111	1,110
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015	4,400	138	46	92
CDX.HY-15 5-Year Index	UBS	5.000%	12/20/2015	200	6	(2)	8
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	1,254	16	0	16
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	289	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	579	7	0	7
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	3,700	27	2	25
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	5,000	37	(19)	56
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	5,400	40	(7)	47
CDX.IG-15 5-Year Index	CSFB	1.000%	12/20/2015	17,300	127	(66)	193
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	9,700	71	(20)	91
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	6,900	51	(13)	64
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	11,900	87	22	65
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	31,100	228	(77)	305
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	5,800	43	32	11

					$9,811	$6,365	$3,446

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,000	$(10)	$(18)	$8
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	2	0	2
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	1	0	1
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	3	0	3
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		600	3	1	2
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		2,600	13	4	9
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		8,000	42	11	31
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		1,400	13	6	7
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		7,500	60	32	28
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	9	0	9
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		1,800	6	0	6
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		13,500	45	(6)	51
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		2,000	17	10	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		800	16	0	16
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		1,900	12	4	8
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,000	29	(7)	36
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	6	0	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		2,800	11	0	11
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,500	7	(2)	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		12,900	56	4	52
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		22,600	97	44	53
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		13,600	50	26	24
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		5,000	18	0	18
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		3,100	14	(4)	18
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		2,400	1	3	(2)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,700	1	3	(2)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		1,900	10	3	7
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,000	12	11	1
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		900	6	2	4
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		7,500	61	30	31
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		38,600	316	(51)	367
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		900	9	3	6
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		11,900	89	49	40
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		5,100	44	19	25
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		8,000	91	12	79
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,400	2	0	2
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		2,600	11	11	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		900	6	0	6
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	17	0	17
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,000	10	3	7
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		8,000	109	8	101
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		6,100	85	9	76
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,600	26	13	13
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		5,700	70	0	70
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	200	0	1	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		3,000	(10)	2	(12)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC		$13,300	(124)	1	(125)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		2,000	(16)	(9)	(7)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,900	38	0	38
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	6,400	21	3	18

							$1,405	$231	$1,174

(j) Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index March Futures	$1,600.000	03/17/2011	800	$23	$10
Call - CME S&P 500 Index March Futures	1,625.000	03/17/2011	75	2	1
Call - CME S&P 500 Index March Futures	1,650.000	03/17/2011	4,200	121	0
Call - CME S&P 500 Index March Futures	1,675.000	03/17/2011	300	9	0
Call - CME S&P 500 Index March Futures	1,725.000	03/17/2011	250	4	0
Call - CME S&P 500 Index March Futures	1,750.000	03/17/2011	200	3	0
Call - CME S&P 500 Index March Futures	1,800.000	03/17/2011	550	9	0

				$171	$11

(k) Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	385	$165	$220
Call - CME S&P 500 Index January Futures	1,275.000	01/21/2011	63	123	121
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	385	240	162
Put - CME S&P 500 Index January Futures	1,190.000	01/21/2011	63	165	68

				$693	$571

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$27,100	$56	$131
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	30,500	174	363
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012	35,500	134	269
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	20,300	171	275
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	2,400	16	33
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	19,000	113	258
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	10,000	62	136
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	89,200	702	1,210
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	7,700	69	97
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	23,700	234	299
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	17,600	192	222
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	16,000	166	241
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	10,800	117	136
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	21,900	225	276
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	14,700	144	222
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	38,400	309	484
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	11,700	289	357
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	3,900	98	119
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	2,200	31	33
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	3,900	54	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	1,900	26	28
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	39,700	276	26
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	2,000	28	30
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,400	20	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,600	65	69

							$3,771	$5,374

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		$1,000	$2	$1
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	2,400	9	1

							$11	$2

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000%	10/11/2011	$13,200	$70	$107
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	12,200	62	99
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	39,500	439	665
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	32,600	354	547

					$925	$1,418

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$13,900	$117	$136
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020	30,200	271	301
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	3,700	48	38
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020	6,200	46	64

						$482	$539

(l)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$12,000	$11,351	$11,464
Freddie Mac	3.500%	01/01/2041	2,000	1,888	1,906

				$13,239	$13,370

(m)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,000	01/2011	BNP	$62	$0	$62
Buy		3,503	01/2011	CSFB	242	0	242
Sell		3	01/2011	CSFB	0	0	0
Buy	BRL	58,575	03/2011	CITI	491	0	491
Buy		558	09/2011	BOA	19	0	19
Buy		372	09/2011	MSC	12	0	12
Buy	CAD	126	02/2011	BNP	3	0	3
Buy		602	02/2011	BOA	11	0	11
Sell		1,832	02/2011	DUB	0	(22)	(22)
Sell	CHF	437	02/2011	RBC	0	(27)	(27)
Buy	CNY	19,358	04/2011	BCLY	29	0	29
Buy		17,729	04/2011	DUB	63	0	63
Buy		8,487	04/2011	HSBC	12	0	12
Buy		4,320	04/2011	MSC	7	0	7
Buy		133	11/2011	BCLY	0	0	0
Buy		798	11/2011	CITI	1	0	1
Buy		5,718	11/2011	JPM	9	0	9
Sell	EUR	216	01/2011	BCLY	0	(5)	(5)
Sell		1,000	01/2011	BNP	0	(20)	(20)
Sell		800	01/2011	BOA	0	(17)	(17)
Buy		107	01/2011	CITI	0	(3)	(3)
Sell		37,548	01/2011	CITI	1,550	(23)	1,527
Sell		1,000	01/2011	CSFB	2	(8)	(6)
Buy		300	01/2011	HSBC	0	(2)	(2)
Sell		2,583	01/2011	MSC	0	(55)	(55)
Sell		605	01/2011	RBC	0	(8)	(8)
Sell		100	01/2011	RBS	0	(1)	(1)
Sell		882	01/2011	UBS	0	(16)	(16)
Sell	GBP	1,597	03/2011	BCLY	2	0	2
Sell		1,597	03/2011	DUB	2	0	2
Sell		1,065	03/2011	RBS	5	0	5
Buy	IDR	2,574,040	04/2011	CITI	4	0	4
Buy		1,846,000	04/2011	JPM	4	0	4
Buy		7,284,000	04/2011	MSC	4	0	4
Buy		4,457,732	07/2011	BCLY	7	0	7
Buy		1,323,000	07/2011	BNP	4	0	4
Buy		12,386,300	07/2011	CITI	12	(3)	9
Buy		10,468,350	07/2011	HSBC	27	0	27
Buy		4,233,000	07/2011	JPM	1	0	1
Buy		1,228,500	07/2011	RBS	4	0	4
Buy		8,208,000	10/2011	DUB	0	(1)	(1)
Buy		17,327,075	10/2011	RBS	0	(10)	(10)
Buy	INR	45,660	01/2011	BCLY	20	0	20
Sell		28,000	01/2011	BCLY	0	(10)	(10)
Buy		45,480	01/2011	CITI	16	0	16
Sell		39,000	01/2011	JPM	0	(18)	(18)
Sell		24,140	01/2011	RBS	0	(7)	(7)
Buy		17,948	03/2011	BCLY	1	0	1
Buy		34,140	03/2011	RBS	7	0	7
Buy		28,000	05/2011	BCLY	10	0	10
Buy		23,225	05/2011	BOA	10	0	10
Buy		39,000	05/2011	JPM	19	0	19
Buy	JPY	49,736	01/2011	BCLY	15	0	15
Buy		173,882	01/2011	CITI	48	0	48
Buy		306,115	01/2011	CSFB	128	0	128
Sell		344,863	01/2011	GSC	0	(151)	(151)
Buy		16,338	01/2011	JPM	1	0	1
Buy		90,747	01/2011	MSC	8	0	8
Buy		75,466	01/2011	RBC	29	0	29
Sell		205,275	01/2011	RBC	0	(91)	(91)
Buy		8,196	01/2011	RBS	1	0	1
Sell		410,551	01/2011	RBS	0	(173)	(173)
Buy		141,484	01/2011	UBS	34	0	34
Buy	KRW	346,230	01/2011	CITI	6	0	6
Buy		1,037,190	01/2011	JPM	17	0	17
Sell		7,634,996	01/2011	JPM	0	(133)	(133)
Buy		6,251,576	01/2011	MSC	36	(12)	24
Buy		327,600	05/2011	BCLY	0	(3)	(3)
Buy		455,320	05/2011	BOA	2	0	2
Buy		2,245,020	05/2011	CITI	2	(15)	(13)
Buy		419,412	05/2011	GSC	0	(3)	(3)
Buy		539,250	05/2011	HSBC	4	(1)	3
Buy		10,344,006	05/2011	JPM	164	(10)	154
Buy		1,122,130	05/2011	MSC	0	(8)	(8)
Buy		392,000	05/2011	RBS	0	0	0
Buy		348,450	05/2011	UBS	8	0	8
Buy	MXN	18,616	02/2011	BCLY	62	0	62
Buy		44,829	02/2011	BOA	118	0	118
Buy		28,785	02/2011	CITI	28	(5)	23
Buy		1,273	02/2011	DUB	3	0	3
Buy		10,061	02/2011	JPM	12	0	12
Buy		101,781	02/2011	MSC	117	(5)	112
Buy		6,328	02/2011	UBS	11	0	11
Buy	MYR	410	02/2011	BCLY	2	0	2
Buy		370	02/2011	CITI	2	0	2
Buy		1,612	02/2011	DUB	7	0	7
Buy		930	02/2011	HSBC	4	0	4
Buy		2,781	02/2011	JPM	8	0	8
Buy		350	02/2011	RBS	1	0	1
Buy	PHP	26,469	02/2011	CITI	9	0	9
Buy		13,218	02/2011	JPM	4	0	4
Buy		8,496	04/2011	BCLY	0	(4)	(4)
Buy		13,200	04/2011	BOA	4	0	4
Buy		21,719	04/2011	CITI	2	(1)	1
Buy		21,768	04/2011	JPM	4	(2)	2
Buy		97,941	06/2011	BCLY	58	0	58
Buy		5,000	06/2011	BOA	0	(1)	(1)
Buy		70,297	06/2011	CITI	8	(14)	(6)
Buy		20,411	06/2011	DUB	3	(1)	2
Buy		8,841	06/2011	HSBC	2	0	2
Buy		60,674	06/2011	JPM	24	(1)	23
Buy		78,904	11/2011	CITI	19	(2)	17
Buy		13,215	11/2011	DUB	4	0	4
Buy		17,568	11/2011	GSC	5	0	5
Buy		21,850	11/2011	JPM	5	(2)	3
Buy	SGD	1,577	01/2011	JPM	29	0	29
Sell		1,577	01/2011	RBS	0	(31)	(31)
Buy		128	02/2011	CITI	0	0	0
Buy		1,044	02/2011	HSBC	13	0	13
Buy		260	02/2011	MSC	2	0	2
Buy		396	03/2011	CITI	9	0	9
Buy		386	03/2011	GSC	0	0	0
Buy		1,703	03/2011	HSBC	27	0	27
Buy		646	03/2011	JPM	4	0	4
Buy		132	03/2011	MSC	3	0	3
Buy		386	06/2011	CITI	1	0	1
Buy		1,727	06/2011	DUB	21	0	21
Buy		1,618	06/2011	GSC	10	0	10
Buy		1,491	06/2011	JPM	12	0	12
Buy		1,577	06/2011	RBS	31	0	31
Buy	TRY	897	01/2011	BCLY	0	(21)	(21)
Buy		1,219	01/2011	CITI	0	(13)	(13)
Buy		151	01/2011	CSFB	0	(2)	(2)
Buy		2,530	01/2011	HSBC	1	(67)	(66)
Buy		2,242	01/2011	JPM	0	(52)	(52)
Buy		465	01/2011	MSC	1	0	1
Buy		466	01/2011	UBS	1	0	1
Buy	TWD	937	01/2011	DUB	2	0	2
Sell		2,870	01/2011	DUB	0	(3)	(3)
Buy		573	01/2011	JPM	2	0	2
Buy		882	01/2011	MSC	2	0	2
Buy		478	01/2011	UBS	1	0	1
Buy		3,809	04/2011	BOA	8	0	8
Buy		5,470	04/2011	DUB	10	0	10
Buy		3,908	04/2011	JPM	8	0	8
Buy	ZAR	2,185	01/2011	BCLY	31	0	31
Buy		33,968	01/2011	HSBC	288	0	288
Buy		3,548	01/2011	JPM	37	0	37
Buy		2,090	01/2011	MSC	16	0	16
Buy		2,788	04/2011	JPM	16	0	16
Buy		2,093	04/2011	MSC	13	0	13
Buy		2,280	09/2011	BCLY	34	0	34
Buy		1,520	09/2011	MSC	23	0	23
Buy		760	09/2011	UBS	11	0	11

					$4,368	$(1,083)	$3,285

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$5,982	$0	$5,982
Corporate Bonds & Notes
Banking & Finance	0	323,309	2,554	325,863
Industrials	0	180,525	2,869	183,394
Utilities	0	84,067	0	84,067
Convertible Bonds & Notes
Industrials	0	542	0	542
Municipal Bonds & Notes
California	0	21,728	0	21,728
Illinois	0	12,577	0	12,577
Iowa	0	69	0	69
Louisiana	0	24	0	24
Nevada	0	4,337	0	4,337
New Jersey	0	1,302	0	1,302
New York	0	22,007	0	22,007
Ohio	0	5,769	0	5,769
Texas	0	3,893	0	3,893
West Virginia	0	198	0	198
U.S. Government Agencies	0	882,922	0	882,922
U.S. Treasury Obligations	0	231,788	0	231,788
Mortgage-Backed Securities	0	91,611	0	91,611
Asset-Backed Securities	0	4,401	9,214	13,615
Sovereign Issues	0	98,758	0	98,758
Convertible Preferred Securities
Banking & Finance	19,839	0	0	19,839
Consumer Discretionary	0	196	0	196
Preferred Securities
Banking & Finance	0	1,188	649	1,837
Short-Term Instruments
Certificates of Deposit	0	13,972	0	13,972
Corporate Bonds & Notes	0	16,197	6,141	22,338
Repurchase Agreements	0	9,000	0	9,000
U.S. Treasury Bills	0	7,756	0	7,756
PIMCO Short-Term Floating NAV Portfolio	536,413	0	0	536,413
Purchased Options
Equity Contracts	11	0	0	11
	$556,263	$2,024,118	$21,427	$2,601,808
Short Sales, at value	$0	$(13,370)	$0	$(13,370)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,857	0	4,857
Foreign Exchange Contracts	0	4,368	0	4,368
Interest Rate Contracts	521	1,323	0	1,844
	$521	$10,548	$0	$11,069

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(60)	0	(60)
Equity Contracts	(75,688)	0	0	(75,688)
Foreign Exchange Contracts	0	(1,083)	0	(1,083)
Interest Rate Contracts	(4,105)	(5,905)	(1,956)	(11,966)
	$(79,793)	$(7,048)	$(1,956)	$(88,797)

Totals	$476,991	$2,014,248	$19,471	$2,510,710

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,595	$(5)	$0	$0	$(36)	$0	$0	$2,554	$(36)
Industrials	0	3,288	(392)	17	6	(50)	0	0	2,869	(50)
Asset-Backed Securities	4,831	5,066	(831)	44	32	72	0	0	9,214	4,890
Preferred Securities
Banking & Finance	693	0	0	0	0	(44)	0	0	649	(44)
Short-Term Instruments
Corporate Bonds & Notes	0	6,141	0	3	0	(3)	0	0	6,141	(3)

	$5,524	$17,090	$(1,228)	$64	$38	$(61)	$0	$0	$21,427	$4,757

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(5)	0	0	0	7	(2)	0	0	0	0
Interest Rate Contracts	(157)	0	(1,244)	0	0	(555)	0	0	(1,956)	(555)

	$(162)	$0	$(1,244)	$0	$7	$(557)	$0	$0	$(1,956)	$(555)

Totals	$5,362	$17,090	$(2,472)	$64	$45	$(618)	$0	$0	$19,471	$4,202

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Tax Managed Real Return Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 96.1%
ARIZONA 1.8%
Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$326
Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	250	284

		610

ARKANSAS 4.5%
University of Arkansas Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 11/01/2014	1,400	1,561

CALIFORNIA 8.3%
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	258
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,000	1,100
California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	264
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.260% due 11/01/2026	100	100
Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	300	321
Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.280% due 04/01/2033	200	200
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.270% due 07/01/2034	200	200
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC insured), Series 2005
5.000% due 07/01/2016	20	23
Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	200	200
University of California Regents Medical Center Revenue Bonds, Series 2007
0.290% due 05/15/2032	195	195

		2,861

COLORADO 1.5%
Colorado State Board of Governors Revenue Notes, Series 2010
4.000% due 03/01/2017	300	326
Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2029	195	195

		521

CONNECTICUT 2.0%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.240% due 07/01/2035	200	200
University of Connecticut Revenue Notes, Series 2010
5.000% due 11/15/2016	430	495

		695

FLORIDA 1.4%
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	167
Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	240
Tallahassee, Florida Revenue Notes, Series 2010
3.000% due 10/01/2016	85	87

		494

GEORGIA 2.0%
Atlanta, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2019	500	528
Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	150	155

		683

ILLINOIS 4.3%
Chicago, Illinois Board of Education General Obligation Notes, Series 2010
5.000% due 12/01/2016	1,000	1,086
Chicago, Illinois Revenue Bonds, Series 2002
0.280% due 01/01/2034	100	100
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	319

		1,505

INDIANA 2.6%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	326
Purdue University Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	500	572

		898

IOWA 0.8%
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	266

LOUISIANA 0.7%
Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	259

MARYLAND 1.2%
University of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	375	429

MASSACHUSETTS 2.3%
Massachusetts State General Obligation Bonds, (SGI Insured), Series 2003
3.276% due 12/01/2014	400	396
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.240% due 11/01/2049	200	200
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.300% due 12/01/2037	200	200

		796

MISSISSIPPI 1.9%
De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	200	226
Mississippi State Development Bank Special Obligation Revenue Notes, Series 2010
5.000% due 08/01/2016	400	444

		670

NEBRASKA 1.7%
Nebraska State Educational Finance Authority Revenue Notes, Series 2005
0.380% due 12/15/2012	605	605

NEVADA 0.8%
Clark County, Nevada Revenue Notes, Series 2010
4.000% due 07/01/2014	250	265

NEW HAMPSHIRE 0.6%
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.330% due 06/01/2031	200	200

NEW JERSEY 2.0%
New Brunswick, New Jersey Rutgers-State University Revenue Notes, Series 2010
4.000% due 05/01/2019	250	261
New Jersey State Higher Education Assistance Authority Revenue Notes, Series 2010
5.000% due 12/01/2014	300	324
New Jersey State Preservation Trust Revenue Bonds, (AGM Insured), Series 2005
5.800% due 11/01/2016	100	116

		701

NEW MEXICO 1.7%
New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	576

NEW YORK 13.9%
Long Island, New York Power Authority Revenue Bonds, Series 1998
0.260% due 05/01/2033	200	200
Long Island, New York Power Authority Revenue Notes, Series 2010
4.000% due 05/01/2014	205	218
Monroe County, New York Industrial Development Corp. Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	417
New York City, New York General Obligation Notes, Series 2010
5.000% due 08/01/2016	300	339
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
1.962% due 03/01/2020	1,100	878
2.062% due 03/01/2027	450	318
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	300	318
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	585
New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 12/15/2016	200	232

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,111
Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.270% due 07/01/2037	195	195

		4,811

NORTH CAROLINA 3.9%
North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2008
5.000% due 01/01/2015	275	300
North Carolina State Medical Care Commission Revenue Bonds, Series 2010
5.000% due 06/01/2042	250	241
North Carolina State Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	274
5.000% due 07/01/2018	500	531

		1,346

OHIO 7.9%
Cincinnati, Ohio School District General Obligation Notes, Series 2010
5.000% due 06/01/2016	500	570
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	140
Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2016	400	447
Ohio State University Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	1,000	1,099
Ohio State Water Development Authority Revenue Bonds, Series 2006
0.280% due 12/01/2033	200	200
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	290

		2,746

OREGON 0.8%
Portland, Oregon Revenue Notes, Series 2010
5.000% due 03/01/2019	250	286

PENNSYLVANIA 3.6%
Pennsylvania State Financing Authority Revenue Notes, (AGM Insured), Series 2010
5.000% due 06/01/2020	500	546
Philadelphia, Pennsylvania Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	448
Philadelphia, Pennsylvania Revenue Notes, Series 2010
4.000% due 06/15/2013	250	263

		1,257

SOUTH CAROLINA 1.9%
Lexington County, South Carolina School District No. 1 General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	221
Woodruff-Roebuck, South Carolina Water District Revenue Notes, (AGM Insured), Series 2010
3.000% due 06/01/2016	425	434

		655

TENNESSEE 0.7%
Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Notes, Series 2008
5.000% due 10/01/2016	200	232

TEXAS 11.7%
Austin, Texas Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	580
Austin, Texas Water & Wastewater Utilities Revenue Notes, Series 2009
5.000% due 11/15/2013	200	221
Bexar, Texas Metropolitan Water District Revenue Notes, Series 2009
5.000% due 05/01/2016	250	271
Fort Bend, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	500	577
Grand Prairie, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2000
0.000% due 02/15/2014	200	190
Houston, Texas Water and Sewer Revenue Bonds, (AGM Insured), Series 1998
0.000% due 12/01/2020	100	67
Royse City, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2010
4.000% due 08/15/2020	300	317
Tarrant County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
3.000% due 12/01/2012	250	258
Texas A&M University Revenue Notes, Series 2010
5.000% due 05/15/2016	250	287
Texas State Lone Star College System General Obligation Notes, Series 2010
5.000% due 08/15/2018	500	571
Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2015	300	334
University of North Texas Revenue Notes, Series 2009
5.000% due 04/15/2015	200	225
University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018	150	174

		4,072

UTAH 0.4%
Midvale, Utah Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2013	115	123

VIRGINIA 2.3%
Spotsylvania County, Virginia Revenue Notes, Series 2010
4.000% due 06/01/2015	260	283
Virginia State College Building Authority Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	335
Virginia State Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	173

		791

WASHINGTON 4.3%
King County, Washington General Obligation Notes, Series 2007
5.000% due 12/01/2015	600	687
Mountlake Terrace, Washington Revenue Notes, Series 2010
4.000% due 12/01/2016	230	251
Snohomish County, Washington School District No. 15 Edmonds General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.000% due 12/01/2018	300	332
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	231

		1,501

WISCONSIN 2.6%
Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	250	254
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	289
Wisconsin State Clean Water Revenue Notes, Series 2008
5.000% due 06/01/2016	150	172
Wisconsin State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 05/01/2015	150	170

		885

Total Municipal Bonds & Notes (Cost $33,585)		33,300

SHORT-TERM INSTRUMENTS 3.7%
REPURCHASE AGREEMENTS 3.0%
State Street Bank and Trust Co.
0.010% due 01/03/2011	1,023	1,023

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,048. Repurchase proceeds are $1,023.)
U.S. TREASURY BILLS 0.7%
0.203% due 06/02/2011 (a)	260	260

Total Short-Term Instruments (Cost $1,283)		1,283

Total Investments 99.8% (Cost $34,868)		$34,583
Other Assets and Liabilities (Net) 0.2%		77

Net Assets 100.0%		$34,660

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Securities with an aggregate market value of $260 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(b)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	BCLY	$205	$1	$(3)	$4
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	MSC	372	2	(5)	7
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	BCLY	1,586	1	(4)	5
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	MSC	1,250	2	(2)	4
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	BCLY	1,791	(2)	1	(3)
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	MSC	1,621	(1)	(7)	6
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	BCLY	1,790	(8)	(7)	(1)
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	MSC	1,622	(7)	(7)	0
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	BCLY	1,791	(17)	(7)	(10)
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	MSC	1,622	(15)	(7)	(8)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	BCLY	1,791	(23)	(7)	(16)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	MSC	1,621	(21)	(7)	(14)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	BCLY	1,791	(24)	(7)	(17)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	MSC	1,622	(22)	(7)	(15)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	BCLY	1,791	(24)	(7)	(17)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	MSC	1,622	(20)	(7)	(13)
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	BCLY	1,791	(20)	(35)	15
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	MSC	1,621	(19)	(7)	(12)
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	BCLY	1,791	(16)	(113)	97
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	MSC	1,622	(14)	(62)	48
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	BCLY	3,041	33	(3)	36
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	MSC	372	4	(5)	9

						$(210)	$(315)	$105

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Municipal Bonds & Notes
Arizona	$0	$610	$0	$610
Arkansas	0	1,561	0	1,561
California	0	2,861	0	2,861
Colorado	0	521	0	521
Connecticut	0	695	0	695
Florida	0	494	0	494
Georgia	0	683	0	683
Illinois	0	1,505	0	1,505
Indiana	0	898	0	898
Iowa	0	266	0	266
Louisiana	0	259	0	259
Maryland	0	429	0	429
Massachusetts	0	796	0	796
Mississippi	0	670	0	670
Nebraska	0	605	0	605
Nevada	0	265	0	265
New Hampshire	0	200	0	200
New Jersey	0	701	0	701
New Mexico	0	576	0	576
New York	0	4,811	0	4,811
North Carolina	0	1,346	0	1,346
Ohio	0	2,746	0	2,746
Oregon	0	286	0	286
Pennsylvania	0	1,257	0	1,257
South Carolina	0	655	0	655
Tennessee	0	232	0	232
Texas	0	4,072	0	4,072
Utah	0	123	0	123
Virginia	0	791	0	791
Washington	0	1,501	0	1,501
Wisconsin	0	885	0	885
Short-Term Instruments
Repurchase Agreements	0	1,023	0	1,023
U.S. Treasury Bills	0	260	0	260
	$0	$34,583	$0	$34,583
Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	0	231	0	231
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	(126)	0	(126)
Totals	$0	$34,688	$0	$34,688

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments

PIMCO Total Return Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.5%
American General Finance Corp.
7.250% due 04/21/2015		$342,500	$347,745
CIT Group, Inc.
6.250% due 08/11/2015		194,580	198,755
Dex One Corp.
9.000% due 10/24/2014		23	23
Ford Motor Co.
3.010% due 12/15/2013		39,296	39,192
3.020% due 12/15/2013		116,837	116,528
3.040% due 12/15/2013		74,557	74,360
3.290% due 12/15/2013		19,634	19,582
Fresenius Medical Care Capital Trust
1.678% due 03/31/2013		2	2
HCA, Inc.
1.553% due 11/17/2012		27,000	26,642
2.553% due 11/17/2013		36,000	35,694
Intelsat Ltd.
5.250% due 04/03/2018		25,000	25,277
International Lease Finance Corp.
6.750% due 03/17/2015		40,000	40,750
7.000% due 03/17/2016		41,146	41,918
Kabel Deutschland Holding AG
4.500% due 12/20/2016	EUR	11,000	14,791
Nalco Co.
4.500% due 10/05/2017		$5,000	5,051
Reynolds Corp.
6.500% due 05/05/2016		19,000	19,211
Reynolds Group Holdings Ltd.
6.500% due 05/05/2016		5,000	5,056
Sensata Technologies BV
2.021% due 04/27/2013		13	12
2.038% due 04/27/2013		4,811	4,707
Syniverse Holdings, Inc.
5.250% due 12/31/2017		7,000	7,096
Texas Competitive Electric Holdings Co. LLC
3.764% due 10/10/2014		32,094	24,735
3.789% due 10/10/2014		82	63
Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.302% due 12/13/2011		45,000	44,874
Valeant Pharmaceuticals International
5.500% due 09/27/2016		1,000	1,004
Vodafone Group PLC
6.875% due 08/11/2015		139,000	137,158
Yell Group
4.011% due 07/31/2014		27,890	13,345

Total Bank Loan Obligations (Cost $1,243,360)			1,243,571

CORPORATE BONDS & NOTES 28.9%
BANKING & FINANCE 22.2%
21st Century Insurance Group
5.900% due 12/15/2013		160	170
Abbey National Capital Trust I
8.963% due 12/29/2049		10,000	10,575
Abbey National Sterling Capital PLC
11.500% due 01/04/2017	GBP	200	389
ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		$15,000	12,862
Ace INA Holdings, Inc.
5.700% due 02/15/2017		50	55
5.875% due 06/15/2014		3,400	3,815
Aflac, Inc.
6.900% due 12/17/2039		31,000	33,402
AIG Life Holdings U.S., Inc.
6.625% due 02/15/2029		56,950	58,231
7.500% due 07/15/2025		15,080	16,098
AIG SunAmerica Global Financing X
6.900% due 03/15/2032		19,896	20,866
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		22,200	23,547
6.103% due 06/27/2012		28,025	29,522
7.700% due 08/07/2013		31,300	34,805
8.700% due 08/07/2018		91,600	113,562
Allstate Corp.
5.000% due 08/15/2014		70	77
6.125% due 12/15/2032		150	161
6.125% due 05/15/2067		5,200	5,213
6.500% due 05/15/2067		8,000	8,060
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		167,200	182,174
Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	21,865	29,583
Ally Financial, Inc.
0.000% due 12/01/2012		$13,000	11,787
2.496% due 12/01/2014		10,300	9,588
5.250% due 01/15/2014		61	58
5.375% due 06/06/2011		69,388	70,169
5.375% due 06/06/2011	EUR	59,035	80,072
5.700% due 10/15/2013		$15	15
5.700% due 12/15/2013		312	303
5.850% due 05/15/2013		60	59
5.850% due 06/15/2013		80	79
5.900% due 12/15/2013		194	189
5.900% due 01/15/2019		491	419
5.900% due 02/15/2019		474	404
5.900% due 10/15/2019		86	73
6.000% due 04/01/2011		29,420	29,565
6.000% due 12/15/2011		120,793	124,042
6.000% due 05/23/2012		23,418	24,238
6.000% due 11/15/2013		239	234
6.000% due 12/15/2013		111	109
6.000% due 02/15/2019		5,288	4,535
6.000% due 03/15/2019		15,116	12,974
6.000% due 04/15/2019		3,454	2,963
6.000% due 09/15/2019		569	489
6.050% due 08/15/2019		1,404	1,210
6.050% due 10/15/2019		1,662	1,435
6.100% due 11/15/2013		124	123
6.100% due 09/15/2019		722	626
6.125% due 10/15/2019		306	266
6.150% due 09/15/2013		50	49
6.150% due 11/15/2013		25	25
6.150% due 12/15/2013		35	34
6.150% due 08/15/2019		2,022	1,757
6.150% due 09/15/2019		785	682
6.150% due 10/15/2019		1,736	1,509
6.200% due 11/15/2013		154	152
6.200% due 04/15/2019		2,980	2,594
6.250% due 07/15/2013		230	228
6.250% due 10/15/2013		111	110
6.250% due 11/15/2013		170	168
6.250% due 02/15/2016		280	258
6.250% due 12/15/2018		170	149
6.250% due 01/15/2019		409	357
6.250% due 04/15/2019		2,697	2,352
6.250% due 05/15/2019		1,161	1,013
6.250% due 07/15/2019		1,686	1,474
6.300% due 03/15/2013		20	20
6.300% due 10/15/2013		160	158
6.300% due 11/15/2013		135	133
6.300% due 03/15/2016		1,195	1,108
6.300% due 08/15/2019		512	449
6.350% due 02/15/2016		75	70
6.350% due 04/15/2016		234	218
6.350% due 10/15/2016		60	55
6.350% due 04/15/2019		1,184	1,041
6.350% due 07/15/2019		1,520	1,338
6.375% due 01/15/2014		120	118
6.400% due 03/15/2013		50	50
6.400% due 03/15/2016		50	47
6.400% due 12/15/2018		43	38
6.400% due 11/15/2019		2,403	2,123
6.500% due 02/15/2013		105	105
6.500% due 03/15/2013		117	117
6.500% due 04/15/2013		190	189
6.500% due 05/15/2013		228	227
6.500% due 06/15/2013		20	20
6.500% due 08/15/2013		50	50
6.500% due 11/15/2013		388	385
6.500% due 02/15/2016		15	14
6.500% due 03/15/2016		167	157
6.500% due 09/15/2016		436	405
6.500% due 10/15/2016		751	698
6.500% due 06/15/2018		2,605	2,357
6.500% due 12/15/2018		802	713
6.500% due 05/15/2019		1,377	1,224
6.500% due 01/15/2020		42	37
6.550% due 10/15/2016		450	419
6.550% due 12/15/2019		105	93
6.600% due 08/15/2016		5,162	4,839
6.600% due 06/15/2019		346	310
6.625% due 05/15/2012		117,800	121,998
6.650% due 02/15/2013		46	46
6.650% due 04/15/2016		109	103
6.650% due 06/15/2018		42	39
6.650% due 10/15/2018		436	394
6.700% due 05/15/2014		55	54
6.700% due 06/15/2014		263	261
6.700% due 08/15/2016		125	117
6.700% due 06/15/2018		2,353	2,166
6.700% due 11/15/2018		15	14
6.700% due 06/15/2019		582	524
6.700% due 12/15/2019		60	53
6.750% due 09/15/2012		1,490	1,481
6.750% due 10/15/2012		1,102	1,097
6.750% due 04/15/2013		73	73
6.750% due 06/15/2014		95	94
6.750% due 12/01/2014		98,093	102,932
6.750% due 07/15/2016		226	213
6.750% due 08/15/2016		1,683	1,582
6.750% due 09/15/2016		534	502
6.750% due 11/15/2016		105	99
6.750% due 03/15/2018		194	181
6.750% due 07/15/2018		421	390
6.750% due 09/15/2018		200	183
6.750% due 10/15/2018		80	73
6.750% due 11/15/2018		340	308
6.750% due 05/15/2019		2,291	2,069
6.750% due 06/15/2019		682	616
6.800% due 04/15/2013		20	20
6.800% due 09/15/2016		10	9
6.800% due 09/15/2018		31	28
6.800% due 10/15/2018		256	234
6.850% due 04/15/2016		200	190
6.850% due 05/15/2016		60	57
6.850% due 07/15/2016		50	47
6.850% due 05/15/2018		121	113

6.875% due 09/15/2011		494,990	509,856
6.875% due 08/28/2012		294,240	308,261
6.875% due 10/15/2012		987	984
6.875% due 08/15/2016		1,712	1,620
6.875% due 07/15/2018		40	37
6.900% due 06/15/2017		540	506
6.900% due 07/15/2018		290	269
6.900% due 08/15/2018		70	65
6.950% due 06/15/2017		100	94
7.000% due 02/01/2012		157,817	163,668
7.000% due 10/15/2012		892	891
7.000% due 12/15/2012		856	853
7.000% due 01/15/2013		947	949
7.000% due 08/15/2013		97	97
7.000% due 05/15/2016		269	257
7.000% due 08/15/2016		64	61
7.000% due 11/15/2016		377	359
7.000% due 12/15/2016		215	205
7.000% due 02/15/2017		75	71
7.000% due 06/15/2017		721	679
7.000% due 07/15/2017		764	719
7.000% due 02/15/2018		1,344	1,276
7.000% due 03/15/2018		310	293
7.000% due 05/15/2018		199	186
7.000% due 08/15/2018		95	88
7.000% due 02/15/2021		191	172
7.000% due 09/15/2021		376	337
7.000% due 11/15/2024		11,557	10,201
7.050% due 03/15/2018		1,090	1,034
7.050% due 04/15/2018		398	376
7.100% due 09/15/2012		1,800	1,803
7.100% due 01/15/2013		255	256
7.125% due 08/15/2012		9,553	9,555
7.125% due 12/15/2012		304	303
7.125% due 10/15/2017		713	673
7.150% due 11/15/2012		264	264
7.150% due 06/15/2016		297	286
7.150% due 09/15/2018		174	163
7.150% due 03/15/2025		90	79
7.200% due 10/15/2017		685	649
7.250% due 03/02/2011		160,316	161,685
7.250% due 08/15/2012		5,893	5,896
7.250% due 06/15/2016		375	363
7.250% due 09/15/2017		10,086	9,530
7.250% due 01/15/2018		908	870
7.250% due 04/15/2018		2,653	2,518
7.250% due 08/15/2018		5,087	4,805
7.250% due 09/15/2018		121	114
7.250% due 01/15/2025		2,346	2,088
7.250% due 02/15/2025		297	262
7.250% due 03/15/2025		210	185
7.300% due 12/15/2017		102	98
7.300% due 01/15/2018		1,953	1,875
7.350% due 04/15/2018		2,067	1,988
7.375% due 11/15/2016		5,047	4,919
7.375% due 04/15/2018		227	219
7.400% due 12/15/2017		2,217	2,110
7.500% due 10/15/2012		145	146
7.500% due 12/31/2013		91,441	98,985
7.500% due 05/15/2016		555	543
7.500% due 11/15/2016		8,510	8,339
7.500% due 08/15/2017		752	716
7.500% due 11/15/2017		997	966
7.500% due 12/15/2017		2,450	2,363
7.500% due 09/15/2020		253,800	267,442
7.500% due 03/15/2025		50	45
7.625% due 11/15/2012		151	151
7.750% due 10/15/2012		123	123
7.750% due 10/15/2017		133	130
8.000% due 10/15/2017		117	116
8.000% due 11/15/2017		144	143
8.000% due 03/15/2020		20,000	21,900
8.000% due 11/01/2031		71,670	76,867
8.125% due 11/15/2017		196	196
8.250% due 03/15/2017		40	40
8.300% due 02/12/2015		161,445	177,993
9.000% due 07/15/2015		276	277
9.000% due 07/15/2020		154	155
American Express Bank FSB
0.391% due 05/29/2012		17,325	17,255
0.412% due 06/12/2012		34,783	34,624
0.562% due 06/12/2017		10,000	9,124
5.500% due 04/16/2013		270,840	292,067
6.000% due 09/13/2017		330,700	369,046
American Express Centurion Bank
0.412% due 06/12/2012		1,300	1,294
5.550% due 10/17/2012		12,800	13,697
6.000% due 09/13/2017		309,600	345,499
American Express Co.
5.250% due 09/12/2011		600	619
5.500% due 09/12/2016		335	368
6.150% due 08/28/2017		55,475	62,618
6.800% due 09/01/2066		7,489	7,470
7.000% due 03/19/2018		345,754	403,307
7.250% due 05/20/2014		12,500	14,251
8.125% due 05/20/2019		500	623
8.150% due 03/19/2038		90	122
American Express Credit Corp.
0.381% due 02/24/2012		3,000	2,991
0.421% due 06/16/2011		41,317	41,314
5.125% due 08/25/2014		19,000	20,503
5.375% due 10/01/2014	GBP	250	407
5.875% due 05/02/2013		$162,610	176,941
6.625% due 09/24/2012	GBP	100	166
7.300% due 08/20/2013		$115	130
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		51,700	51,454
5.250% due 11/21/2011		44,909	46,358
American General Capital II
8.500% due 07/01/2030		81,500	88,224
American General Finance Corp.
0.552% due 12/15/2011		121,395	113,712
0.564% due 08/17/2011		145,142	136,873
3.250% due 01/16/2013	EUR	6,000	7,019
4.000% due 03/15/2011 (k)		$64,000	63,840
4.125% due 11/29/2013	EUR	29,950	33,661
4.625% due 06/22/2011		84,229	111,278
4.875% due 07/15/2012		$73,005	69,081
5.200% due 12/15/2011		12,000	11,715
5.375% due 10/01/2012		72,113	68,507
5.400% due 12/01/2015		40,159	31,876
5.500% due 12/15/2012		1,000	930
5.625% due 08/17/2011		99,715	98,593
5.850% due 06/01/2013		19,117	17,444
5.900% due 09/15/2012 (k)		68,230	64,818
6.900% due 12/15/2017		176,100	143,081
American General Institutional Capital A
7.570% due 12/01/2045		10,000	10,075
American Honda Finance Corp.
1.054% due 06/20/2011		25,000	25,077
American International Group, Inc.
0.000% due 10/15/2037		200,000	28,250
0.000% due 01/18/2047		135,329	11,259
0.399% due 10/18/2011		98,850	98,090
0.404% due 03/20/2012		107,300	104,805
0.448% due 10/22/2012	JPY	5,000,000	55,832
1.168% due 07/19/2013	EUR	16,600	20,781
1.179% due 04/26/2011		20,750	27,553
1.400% due 04/03/2012	JPY	5,600,000	68,017
1.490% due 12/21/2011		11,900,000	145,231
2.033% due 03/23/2012	SEK	54,000	7,571
2.875% due 06/20/2011	CHF	20,000	21,508
2.875% due 04/16/2015		5,735	5,806
3.375% due 06/29/2017		13,320	12,957
4.000% due 09/20/2011	EUR	92,200	123,300
4.250% due 05/15/2013		$191,851	198,983
4.375% due 04/26/2016	EUR	14,650	18,434
4.500% due 12/20/2017 (o)	HKD	500,000	59,945
4.875% due 03/15/2067	EUR	68,800	72,631
4.900% due 06/02/2014	CAD	70,086	69,635
4.950% due 03/20/2012		$178,430	184,508
5.000% due 06/26/2017	EUR	23,250	29,363
5.000% due 04/26/2023	GBP	26,500	34,787
5.050% due 10/01/2015		$148,011	152,580
5.375% due 10/18/2011		136,830	141,378
5.450% due 05/18/2017		270,310	274,458
5.600% due 10/18/2016		123,771	128,137
5.750% due 03/15/2067	GBP	50,000	61,974
5.850% due 01/16/2018		$321,632	332,601
6.250% due 05/01/2036		236,615	228,521
6.250% due 03/15/2087		34,921	31,057
6.400% due 12/15/2020		48,700	51,191
8.000% due 05/22/2068	EUR	117,250	151,981
8.175% due 05/15/2068		$792,222	849,507
8.250% due 08/15/2018		597,205	690,011
8.625% due 05/22/2068	GBP	272,350	420,374
Amsouth Bank
5.200% due 04/01/2015		$5,000	4,823
Anadarko Finance Co.
7.500% due 05/01/2031		400	444
ANZ National International Ltd.
6.200% due 07/19/2013		231,250	254,751
ASB Finance Ltd.
1.100% due 02/13/2012	EUR	700	929
Asian Development Bank
5.820% due 06/16/2028		$1,100	1,242
ASIF Global Financing XIX
4.900% due 01/17/2013		10,493	10,860
ASIF II
5.125% due 01/28/2013	GBP	11,482	18,202
ASIF III Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479	24,077
5.500% due 03/07/2011		17,329	23,360
Australia & New Zealand Banking Group Ltd.
4.750% due 12/07/2018	GBP	300	479
AXA S.A.
6.463% due 12/29/2049		$800	722
BAC Capital Trust VI
5.625% due 03/08/2035		7,200	6,115
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	72,050	76,387
BAC Capital Trust XIV
5.630% due 09/29/2049		$345	248
BAC Capital Trust XV
1.096% due 06/01/2056		10	6
Banco del Estado de Chile
4.125% due 10/07/2020		38,000	36,238
Banco do Brasil S.A.
4.500% due 01/22/2015		32,500	33,962
6.000% due 01/22/2020		10,000	10,850

Banco Santander Brasil S.A.
4.500% due 04/06/2015		40,400	41,413
Bank of America Corp.
0.549% due 10/14/2016		45,000	39,962
0.616% due 08/15/2016		82,800	72,813
0.802% due 09/11/2012		2,300	2,273
0.830% due 02/02/2011	GBP	20,000	31,166
1.199% due 02/05/2014	EUR	11,000	13,859
4.000% due 03/28/2018		3,550	4,344
4.750% due 08/15/2013		$500	520
4.750% due 05/23/2017	EUR	11,000	13,300
4.750% due 05/06/2019		3,000	3,669
4.875% due 09/15/2012		$10,000	10,446
5.125% due 11/15/2014		125	131
5.200% due 03/15/2018		100	98
5.250% due 12/01/2015		275	280
5.250% due 11/09/2016	GBP	100	146
5.375% due 08/15/2011		$2,000	2,056
5.375% due 09/11/2012		250	263
5.428% due 02/14/2017	AUD	11,000	9,643
5.500% due 12/04/2019	GBP	500	742
5.625% due 10/14/2016		$185	192
5.625% due 07/01/2020		250	255
5.650% due 05/01/2018		73,690	75,407
5.750% due 12/01/2017		87,910	91,611
6.000% due 09/01/2017		234,105	245,679
6.125% due 09/15/2021	GBP	200	303
6.500% due 08/01/2016		$27,155	29,500
7.000% due 06/15/2016	EUR	8,250	11,977
7.250% due 10/15/2025		$200	202
7.375% due 05/15/2014		108,775	121,003
7.625% due 06/01/2019		13,190	15,212
7.800% due 09/15/2016		2,000	2,216
Bank of America Institutional Capital A
8.070% due 12/31/2026		4,400	4,460
Bank of America N.A.
0.582% due 06/15/2016		108,360	96,841
5.300% due 03/15/2017		500	507
6.000% due 10/15/2036		70,100	66,363
6.100% due 06/15/2017		5,600	5,858
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,700	128,419
Bank of Montreal
2.850% due 06/09/2015		134,500	136,766
Bank of New York Mellon Corp.
6.375% due 04/01/2012		200	213
Bank of Nova Scotia
1.450% due 07/26/2013		3,000	3,002
1.650% due 10/29/2015		163,300	156,274
2.250% due 01/22/2013		48,000	48,899
Bank of Scotland PLC
5.250% due 02/21/2017		100	104
5.500% due 06/15/2012		12,000	12,809
5.625% due 05/23/2013	EUR	3,900	5,519
7.281% due 05/29/2049	GBP	50	61
7.286% due 05/29/2049		50	66
Bank One Capital III
8.750% due 09/01/2030		$325	386
Bank One Corp.
4.900% due 04/30/2015		20,000	20,942
5.900% due 11/15/2011		12,500	13,038
7.750% due 07/15/2025		200	229
BankAmerica Capital II
8.000% due 12/15/2026		10	10
Barclays Bank PLC
5.000% due 09/22/2016		900	954
5.200% due 07/10/2014		4,400	4,756
5.250% due 05/27/2014	EUR	50	71
5.450% due 09/12/2012		$200,200	214,636
5.750% due 08/17/2021	GBP	750	1,186
6.000% due 01/23/2018	EUR	900	1,220
6.050% due 12/04/2017		$271,211	278,600
6.750% due 05/22/2019		700	792
6.860% due 09/29/2049		6,410	6,122
7.434% due 09/29/2049		90,125	88,998
8.550% due 09/29/2049		1,300	1,300
10.179% due 06/12/2021		489,977	611,194
14.000% due 11/29/2049	GBP	335,308	629,948
Barnett Capital III
0.912% due 02/01/2027		$2,000	1,417
Barrick International Barbados Corp.
5.750% due 10/15/2016		9,900	10,894
BB&T Corp.
4.750% due 10/01/2012		145	153
Bear Stearns Cos. LLC
0.482% due 11/28/2011		9,062	9,077
0.584% due 02/23/2012		1,000	996
0.674% due 11/21/2016		13,706	12,946
1.332% due 07/27/2012	EUR	24,000	31,777
1.540% due 11/30/2011	JPY	2,000,000	24,844
5.300% due 10/30/2015		$21,200	23,030
5.350% due 02/01/2012		405	424
5.500% due 08/15/2011		10,325	10,643
5.550% due 01/22/2017		1,355	1,442
6.400% due 10/02/2017		237,429	271,054
6.950% due 08/10/2012		565,980	617,718
7.250% due 02/01/2018		181,065	214,878
BFC Finance Corp.
7.375% due 12/01/2017		825	949
BM&FBovespa S.A.
5.500% due 07/16/2020		16,500	16,872
BNP Paribas
5.186% due 06/29/2049		3,950	3,624
5.954% due 07/29/2049	GBP	450	624
7.195% due 06/29/2049		$25,500	24,608
BNY Mellon N.A.
4.750% due 12/15/2014		50	54
BNZ International Funding Ltd.
2.625% due 06/05/2012		10,000	10,277
Boeing Capital Corp.
6.100% due 03/01/2011		300	303
BPCE S.A.
2.375% due 10/04/2013		59,900	59,760
6.117% due 10/29/2049	EUR	300	313
C5 Capital SPV Ltd.
6.196% due 12/29/2049		$15,000	10,618
C10 Capital SPV Ltd.
6.722% due 12/29/2049		29,500	20,878
Caelus Re Ltd.
6.544% due 06/07/2011		25,000	25,125
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		89,000	90,637
Capital One Bank USA N.A.
8.800% due 07/15/2019		115,000	141,676
Capital One Capital V
10.250% due 08/15/2039		10,225	11,005
Capital One Capital VI
8.875% due 05/15/2040		9,250	9,701
Capital One Financial Corp.
5.700% due 09/15/2011		7,000	7,227
6.150% due 09/01/2016		8,462	9,172
6.250% due 11/15/2013		193	212
6.750% due 09/15/2017		260,575	300,689
7.375% due 05/23/2014		13,012	14,818
Caterpillar Financial Services Corp.
4.850% due 12/07/2012		300	322
5.450% due 04/15/2018		25	27
6.267% due 06/29/2012	AUD	39,500	40,389
CBA Capital Trust II
6.024% due 03/29/2049		$7,465	7,315
Chambers Descendants Trust
12.000% due 08/15/2018 (o)		101,957	102,229
Charter One Bank N.A.
6.375% due 05/15/2012		6,350	6,665
Chubb Corp.
6.375% due 03/29/2067		6,000	6,285
6.500% due 05/15/2038		10,000	11,444
CIT Group, Inc.
7.000% due 05/01/2013		78,148	79,906
7.000% due 05/01/2014		67,811	68,658
7.000% due 05/01/2015		37,111	37,296
7.000% due 05/01/2016		31,518	31,715
7.000% due 05/01/2017		44,618	44,841
Citibank N.A.
1.750% due 12/28/2012		189,600	193,530
Citicorp
7.250% due 10/15/2011		12,413	12,910
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,879
Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	900	1,024
Citigroup Capital XXI
8.300% due 12/21/2077		$460,037	480,739
Citigroup Funding, Inc.
1.875% due 10/22/2012		94,100	96,027
1.875% due 11/15/2012		50,000	51,031
Citigroup, Inc.
0.374% due 05/18/2011		19,384	19,377
0.427% due 03/16/2012		85,174	84,616
0.428% due 03/07/2014		21,000	20,191
0.566% due 11/05/2014		1,265	1,204
0.572% due 06/09/2016		142,900	127,683
0.838% due 08/10/2011	GBP	17,261	26,586
1.167% due 03/05/2014	EUR	20,000	25,038
1.174% due 06/28/2013		10,600	13,479
1.986% due 05/15/2018		$1,750	1,669
2.286% due 08/13/2013		188,800	192,137
3.625% due 11/30/2017	EUR	1,650	2,025
4.250% due 02/25/2030		60,000	64,138
4.587% due 12/15/2015		$100,000	104,366
4.750% due 05/19/2015		125	131
4.750% due 05/31/2017	EUR	11,500	14,105
4.750% due 02/10/2019		20,975	25,584
4.875% due 05/07/2015		$46,805	47,853
5.000% due 09/15/2014		65,515	67,831
5.000% due 08/02/2019	EUR	100	131
5.100% due 09/29/2011		$43,550	44,924
5.125% due 12/12/2018	GBP	450	646
5.250% due 02/27/2012		$20,166	21,025
5.300% due 10/17/2012		202,850	214,918
5.500% due 08/27/2012		181,317	192,301
5.500% due 04/11/2013		734,435	782,466
5.500% due 10/15/2014		81	87
5.500% due 02/15/2017		5,625	5,830
5.625% due 08/27/2012		31,217	32,771
5.850% due 07/02/2013		24,500	26,458
5.850% due 12/11/2034		3,600	3,525
5.875% due 07/01/2024	GBP	10,150	14,085
5.875% due 02/22/2033		$75	70
5.875% due 05/29/2037		2,240	2,199
6.000% due 02/21/2012		1,100	1,154

6.000% due 08/15/2017		92,742	100,735
6.010% due 01/15/2015		35,663	39,158
6.125% due 11/21/2017		175,640	192,753
6.125% due 05/15/2018		160,870	176,501
6.375% due 08/12/2014		75	83
6.393% due 03/06/2023	EUR	70,100	92,474
6.400% due 03/27/2013		8,000	11,431
6.500% due 08/19/2013		$217,776	239,276
6.875% due 03/05/2038		15	17
8.125% due 07/15/2039		179,649	229,270
8.500% due 05/22/2019		91,646	113,951
CNA Financial Corp.
5.850% due 12/15/2014		38,500	40,655
6.000% due 08/15/2011		28,500	29,258
6.500% due 08/15/2016		6,250	6,701
Comerica Bank
0.394% due 05/24/2011		10,500	10,497
Commonwealth Bank of Australia
2.400% due 01/12/2012		700	712
Compass Bank
6.400% due 10/01/2017		25,000	25,186
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.650% due 08/17/2012		300	308
4.750% due 01/15/2020		2,200	2,282
11.000% due 06/29/2049		294,861	382,229
Corp. Andina de Fomento
5.750% due 01/12/2017		165	174
6.875% due 03/15/2012		55	59
8.125% due 06/04/2019		40	47
Countrywide Financial Corp.
0.726% due 05/07/2012		39,000	38,541
5.800% due 06/07/2012		342,254	360,208
6.250% due 05/15/2016		25,255	25,928
Credit Agricole S.A.
0.636% due 02/02/2012		2,900	2,891
5.136% due 12/29/2049	GBP	250	316
6.637% due 05/29/2049		$38,647	33,333
7.589% due 01/29/2049	GBP	150	212
Credit Suisse
5.000% due 05/15/2013		$231,700	249,514
6.000% due 02/15/2018		115	123
Credit Suisse USA, Inc.
0.484% due 08/16/2011		11,595	11,609
5.125% due 08/15/2015		55	60
5.375% due 03/02/2016		250	275
5.500% due 08/16/2011		400	413
5.500% due 08/15/2013		275	301
5.850% due 08/16/2016		1,490	1,670
6.125% due 11/15/2011		9,300	9,746
7.125% due 07/15/2032		40	48
Danske Bank A/S
2.500% due 05/10/2012		100	102
4.878% due 05/29/2049	EUR	8,000	9,301
5.684% due 12/29/2049	GBP	17,100	22,795
DBS Bank Ltd.
0.504% due 05/16/2017		$22,000	21,566
5.000% due 11/15/2019		8,000	8,341
Deutsche Bank AG
1.084% due 02/17/2015		11,700	11,462
4.875% due 05/20/2013		275,385	295,442
6.000% due 09/01/2017		365,050	409,507
Dexia Credit Local
2.000% due 03/05/2013		21,700	21,834
Dexia Credit Local S.A.
0.768% due 04/29/2014		732,000	729,857
2.750% due 01/10/2014		123,770	125,754
2.750% due 04/29/2014		128,800	130,762
DnB NOR Bank ASA
6.012% due 03/29/2049	GBP	100	150
7.250% due 06/23/2020		50	88
East Lane Re Ltd.
6.287% due 05/07/2012		$45,000	45,300
European Bank for Reconstruction & Development
6.000% due 02/14/2012	RUB	7,000	233
European Investment Bank
1.250% due 09/20/2012	JPY	44,700	560
4.000% due 10/15/2037	EUR	300	401
4.625% due 05/15/2014		$77	85
5.125% due 09/13/2016		39	44
FCE Bank PLC
7.125% due 01/16/2012	EUR	254,850	350,773
7.125% due 01/15/2013		243,850	341,335
7.875% due 02/15/2011	GBP	83,350	130,926
FIA Card Services N.A.
6.625% due 06/15/2012		$10,000	10,583
7.125% due 11/15/2012		12,585	13,615
Fifth Third Bancorp
0.724% due 12/20/2016		29,030	26,261
6.250% due 05/01/2013		100,180	108,642
First Union Capital I
7.935% due 01/15/2027		4,405	4,542
Fleet Capital Trust V
1.304% due 12/18/2028		800	561
FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200	1,178
FNBC 1993-A Pass-Through Trust
8.080% due 01/05/2018		202	223
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		150,400	151,912
5.552% due 06/15/2011		171,985	174,780
6.625% due 08/15/2017		50,000	52,620
7.000% due 10/01/2013		40,504	43,451
7.250% due 10/25/2011		38,100	39,386
7.375% due 02/01/2011		49,744	49,894
7.500% due 08/01/2012		314,776	334,797
7.800% due 06/01/2012		74,826	79,576
8.000% due 06/01/2014		79,345	87,480
8.000% due 12/15/2016		175,319	196,146
8.125% due 01/15/2020		7,000	8,157
8.700% due 10/01/2014		77,300	87,122
9.875% due 08/10/2011		26,600	27,693
12.000% due 05/15/2015		58,225	73,308
Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	500	669
3.000% due 04/17/2012		100	137
Fortis Bank S.A.
4.625% due 10/29/2049		300	341
GATX Financial Corp.
5.500% due 02/15/2012		$7,080	7,334
6.273% due 06/15/2011		10,355	10,547
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		87,500	104,772
10.500% due 03/25/2014		100,200	119,884
GE Capital UK Funding
0.902% due 03/20/2017	GBP	79,650	114,160
5.875% due 11/04/2020		200	331
6.000% due 04/11/2013		84	141
8.000% due 01/14/2039		300	606
General Electric Capital Corp.
0.434% due 03/20/2014		$200	194
0.434% due 06/20/2014		38,000	36,072
0.436% due 05/08/2013		400	395
0.444% due 12/20/2013		5,000	4,800
0.452% due 09/15/2014		1,100	1,064
0.454% due 12/28/2018		27,400	23,994
0.474% due 03/20/2017		7,000	6,357
0.481% due 10/06/2015		13,500	12,825
0.486% due 05/11/2016		4,900	4,615
0.490% due 01/08/2016		45,900	43,423
0.562% due 09/15/2014		14	14
0.666% due 05/05/2026		29,950	24,942
1.178% due 02/28/2011		250	250
1.184% due 05/22/2013		3,305	3,319
2.125% due 12/21/2012		551,000	566,389
2.625% due 12/28/2012		82,000	85,090
4.625% due 09/15/2066	EUR	10,200	11,381
4.875% due 03/04/2015		$350	374
5.375% due 12/18/2040	GBP	200	295
5.400% due 02/15/2017		$6,400	6,860
5.500% due 12/18/2018		90	90
5.500% due 09/15/2066	GBP	150	213
5.500% due 09/15/2067	EUR	171,850	199,790
5.625% due 09/15/2017		$565	620
5.625% due 05/01/2018		2,292	2,503
5.750% due 04/11/2025		100	99
5.875% due 01/14/2038		548,787	571,626
6.250% due 07/15/2027		90	89
6.375% due 11/15/2067		249,800	248,239
6.500% due 09/15/2067	GBP	4,500	6,518
6.750% due 03/15/2032		$250	284
6.875% due 01/10/2039		248,176	287,769
8.125% due 05/15/2012		250	270
General Electric Capital Services, Inc.
7.500% due 08/21/2035		76,700	90,013
Genworth Financial, Inc.
6.500% due 06/15/2034		160	147
6.515% due 05/22/2018		15,000	15,267
7.700% due 06/15/2020		15,000	15,901
Genworth Global Funding Trusts
0.426% due 05/15/2012		12,000	11,764
0.479% due 04/15/2014		500	456
Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		21,000	22,034
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	19,011
GMAC International Finance BV
7.500% due 04/21/2015	EUR	79,120	109,957
Golden West Financial Corp.
4.750% due 10/01/2012		$100	106
Goldman Sachs Capital I
6.345% due 02/15/2034		750	717
Goldman Sachs Capital II
5.793% due 06/01/2043		25,200	21,483
Goldman Sachs Group, Inc.
0.466% due 02/06/2012		78,765	78,687
0.688% due 07/22/2015		6,626	6,356
0.690% due 10/07/2011		2,700	2,707
0.753% due 03/22/2016		37,425	35,391
0.789% due 01/12/2015		20,980	20,301
0.903% due 09/29/2014		12,500	12,239
1.192% due 10/04/2012	EUR	3,500	4,613
1.347% due 02/04/2013		12,100	15,729
1.350% due 11/15/2014		200	251
1.390% due 05/23/2016		5,600	6,767
1.393% due 01/30/2017		38,200	46,931

1.396% due 05/18/2015		19,740	24,532
1.548% due 08/12/2015 (o)		50,000	61,972
3.625% due 08/01/2012		$1,320	1,363
4.750% due 07/15/2013		500	533
4.750% due 01/28/2014	EUR	1,800	2,487
5.000% due 01/15/2011		$1,500	1,502
5.125% due 04/24/2013	EUR	500	700
5.125% due 01/15/2015		$112	120
5.250% due 04/01/2013		82	88
5.300% due 02/14/2012		11,630	12,173
5.350% due 01/15/2016		17,755	19,097
5.375% due 02/15/2013	EUR	29,845	41,894
5.450% due 11/01/2012		$446	477
5.500% due 11/15/2014		148	160
5.625% due 01/15/2017		250	265
5.700% due 09/01/2012		2,395	2,557
5.750% due 10/01/2016		1,200	1,308
5.950% due 01/18/2018		314,565	341,759
5.950% due 01/15/2027		190	183
6.000% due 05/01/2014		200	220
6.125% due 02/15/2033		20,010	21,265
6.150% due 04/01/2018		356,990	393,694
6.250% due 09/01/2017		421,600	465,896
6.375% due 05/02/2018	EUR	13,400	19,319
6.450% due 05/01/2036		$155	153
6.600% due 01/15/2012		12,975	13,724
6.750% due 10/01/2037		320,024	328,213
7.500% due 02/15/2019		38,393	44,836
Green Valley Ltd.
4.572% due 01/10/2011	EUR	3,850	5,136
GSPA Monetization Trust
6.422% due 10/09/2029		$14,795	14,736
Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		1,000	1,070
Hartford Life Global Funding Trusts
0.482% due 06/16/2014		400	389
HBOS Capital Funding LP
6.071% due 06/29/2049		10,000	8,250
HBOS PLC
0.503% due 09/30/2016		3,000	2,463
0.503% due 09/06/2017		2,971	2,442
1.189% due 03/29/2016	EUR	14,953	17,321
1.223% due 03/21/2017		700	780
1.327% due 09/01/2016		1,231	1,392
6.750% due 05/21/2018		$265,638	249,079
HCP, Inc.
5.625% due 02/28/2013		3,225	3,384
5.650% due 12/15/2013		2,530	2,719
5.950% due 09/15/2011		10,550	10,893
6.000% due 01/30/2017		1,700	1,780
6.300% due 09/15/2016		13,000	14,021
6.700% due 01/30/2018		27,900	29,976
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,454
HSBC Bank USA N.A.
4.625% due 04/01/2014		75	78
5.875% due 11/01/2034		3,000	2,981
6.000% due 08/09/2017		14,400	15,557
HSBC Capital Funding LP
4.610% due 12/29/2049		400	379
10.176% due 12/29/2049		66,160	87,166
HSBC Finance Capital Trust IX
5.911% due 11/30/2035		7,900	7,347
HSBC Finance Corp.
0.726% due 06/01/2016		28,100	25,899
2.870% due 04/10/2011		194	194
3.290% due 01/10/2014		264	264
3.370% due 11/10/2013		229	233
3.420% due 10/10/2013		100	101
3.550% due 11/10/2013		550	561
3.690% due 09/15/2013		1,115	1,130
6.375% due 11/27/2012		2,500	2,712
7.000% due 05/15/2012		315	338
HSBC Holdings PLC
6.375% due 10/18/2022	GBP	400	663
6.500% due 05/20/2024		350	602
6.500% due 05/02/2036		$194,600	203,820
6.500% due 09/15/2037		111,000	116,620
HSBC USA, Inc.
0.938% due 01/29/2049		5,000	4,982
ILFC E-Capital Trust I
5.900% due 12/21/2065		32,706	24,924
ILFC E-Capital Trust II
6.250% due 12/21/2065		36,420	28,590
ING Bank NV
0.919% due 01/13/2012		58,000	57,982
1.103% due 03/30/2012		2,700	2,692
2.000% due 10/18/2013		91,600	90,568
2.500% due 01/14/2016		92,700	90,527
2.625% due 02/09/2012		17,200	17,578
2.650% due 01/14/2013		43,260	43,541
3.900% due 03/19/2014		2,600	2,796
6.875% due 05/29/2023	GBP	250	394
International Bank for Reconstruction & Development
5.000% due 04/01/2016		$69	78
International Lease Finance Corp.
0.609% due 07/15/2011		39,270	38,599
0.633% due 07/01/2011		79,345	78,089
0.639% due 07/13/2012		10,630	10,120
1.425% due 08/15/2011	EUR	54,150	71,229
4.750% due 01/13/2012		$53,206	53,805
4.950% due 02/01/2011		28,044	28,184
5.000% due 09/15/2012		36,395	36,804
5.250% due 01/10/2013		15,000	15,075
5.300% due 05/01/2012		146,625	149,008
5.350% due 03/01/2012		148,054	150,090
5.400% due 02/15/2012		145,911	148,100
5.450% due 03/24/2011		94,335	95,043
5.550% due 09/05/2012		12,665	12,871
5.625% due 09/20/2013		37,397	37,771
5.750% due 06/15/2011		160,896	162,505
5.875% due 05/01/2013		37,475	38,084
6.375% due 03/25/2013		46,020	47,401
6.625% due 11/15/2013		39,926	40,974
6.750% due 09/01/2016		157,760	169,198
7.125% due 09/01/2018		17,358	18,530
Intesa Sanpaolo SpA
5.500% due 12/19/2016	GBP	80	123
8.047% due 06/29/2049	EUR	19,700	24,746
IPIC GMTN Ltd.
3.125% due 11/15/2015		$27,000	26,454
5.000% due 11/15/2020		47,500	46,725
iStar Financial, Inc.
5.150% due 03/01/2012		10,000	9,550
5.950% due 10/15/2013		10,000	9,275
Jackson National Life Funding LLC
0.561% due 08/06/2011		31,600	31,587
John Deere Capital Corp.
4.950% due 12/17/2012		85	92
5.650% due 07/25/2011		9,000	9,265
7.000% due 03/15/2012		175	188
JPMorgan Chase & Co.
0.437% due 11/01/2012		3,500	3,486
1.053% due 09/30/2013		10,600	10,643
1.264% due 09/26/2013	EUR	36,675	47,908
3.700% due 01/20/2015		$3,800	3,936
4.250% due 10/15/2020		17,700	17,321
4.500% due 01/15/2012		4,000	4,148
4.750% due 05/01/2013		753	807
4.750% due 03/01/2015		300	321
4.875% due 03/15/2014		645	687
5.125% due 09/15/2014		14,015	14,926
5.250% due 05/01/2015		700	747
5.600% due 06/01/2011		132	135
5.750% due 01/02/2013		40,135	43,509
6.000% due 01/15/2018		166,585	186,303
6.125% due 06/27/2017		15	16
6.300% due 04/23/2019		85,600	97,595
6.400% due 05/15/2038		40,898	46,545
6.625% due 03/15/2012		1,300	1,382
JPMorgan Chase & Co., Inc. CPI Linked Bond
4.854% due 02/15/2012		600	605
JPMorgan Chase Bank N.A.
0.632% due 06/13/2016		32,265	30,451
5.375% due 09/28/2016	GBP	250	402
5.875% due 06/13/2016		$20	22
6.000% due 10/01/2017		319,700	354,903
JPMorgan Chase Capital XIII
1.253% due 09/30/2034		25	20
JPMorgan Chase Capital XX
6.550% due 09/15/2066		48,900	49,345
JPMorgan Chase Capital XXI
1.236% due 01/15/2087		25,400	19,848
JPMorgan Chase Capital XXIII
1.286% due 05/15/2077		4,278	3,327
JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		50,000	52,518
KeyBank N.A.
1.166% due 11/21/2011	EUR	59,600	78,411
7.413% due 10/15/2027		$91,450	101,497
KeyCorp
6.500% due 05/14/2013		100,000	108,631
Kimco Realty Corp.
5.700% due 05/01/2017		2,000	2,151
Korea Exchange Bank
4.875% due 01/14/2016		3,000	3,090
Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012 (k)		640,000	645,668
4.000% due 01/27/2020		138,600	143,961
4.875% due 06/17/2019		23,600	26,215
Landwirtschaftliche Rentenbank
4.875% due 11/16/2015		175	195
LBG Capital No.1 PLC
6.439% due 05/23/2020	EUR	2,000	2,165
7.375% due 03/12/2020		495	575
7.588% due 05/12/2020	GBP	6,800	9,171
7.625% due 10/14/2020	EUR	5,005	5,852
7.867% due 12/17/2019	GBP	11,000	15,006
7.869% due 08/25/2020		32,400	44,453
7.875% due 11/01/2020		$63,887	58,457
8.000% due 12/29/2049		63,970	56,294
8.500% due 12/29/2049		54,900	48,558
11.040% due 03/19/2020	GBP	18,553	29,504
LBG Capital No.2 PLC
8.875% due 02/07/2020	EUR	5,000	6,414
9.125% due 07/15/2020	GBP	3,233	4,663
9.334% due 02/07/2020		19,901	29,631
15.000% due 12/21/2019	EUR	4,800	8,371
15.000% due 12/21/2019	GBP	400	795

LeasePlan Corp. NV
3.000% due 05/07/2012		$205,000	210,679
3.250% due 05/22/2014	EUR	1,200	1,664
Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	900,000	1,884
4.850% due 09/03/2013 (a)(o)	CAD	15,770	3,053
5.163% due 10/25/2011 (a)	EUR	500	159
5.316% due 04/05/2011 (a)		615	195
5.625% due 01/24/2013 (a)		$152,570	38,142
5.750% due 01/03/2017 (a)		200	0
6.000% due 01/25/2013 (a)	GBP	10,650	3,985
6.200% due 09/26/2014 (a)		$49,670	11,735
6.375% due 05/10/2011 (a)	EUR	1,000	321
6.625% due 01/18/2012 (a)		$350	83
6.750% due 12/28/2017 (a)		20,000	11
6.875% due 05/02/2018 (a)		122,732	30,990
7.000% due 04/16/2019 (a)		90	20
7.500% due 05/11/2038 (a)		85,000	47
7.875% due 05/08/2018 (a)	GBP	8,650	3,237
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		$10,200	10,617
Lloyds TSB Bank PLC
1.179% due 06/09/2011	EUR	1,300	1,738
1.625% due 10/14/2011		$175,000	175,863
4.375% due 01/12/2015		2,500	2,502
5.800% due 01/13/2020		51,600	51,036
6.375% due 04/15/2014	GBP	300	496
6.750% due 10/24/2018		200	328
7.500% due 04/15/2024		300	494
12.000% due 12/29/2049		$1,195,450	1,306,372
Macquarie Bank Ltd.
2.600% due 01/20/2012		188,270	191,918
3.300% due 07/17/2014		177,300	187,488
Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		21,000	22,358
5.750% due 09/15/2015		83,000	89,428
9.250% due 04/15/2019		12,250	15,479
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		155	208
MBNA Capital B
1.087% due 02/01/2027		10,900	7,625
MBNA Corp.
6.125% due 03/01/2013		20,100	21,592
Mellon Funding Corp.
5.000% due 12/01/2014		100	108
Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,565
Merrill Lynch & Co., Inc.
0.488% due 07/25/2011		2,100	2,099
0.533% due 06/05/2012		128,460	127,309
0.749% due 01/15/2015		30,900	29,278
1.062% due 09/15/2026		4,400	3,141
1.328% due 05/30/2014	EUR	4,600	5,773
1.372% due 03/22/2011		7,800	10,398
1.466% due 07/22/2014		5,000	6,280
1.578% due 09/14/2018		4,000	4,189
5.000% due 01/15/2015		$2,700	2,814
5.450% due 02/05/2013		11,179	11,797
5.450% due 07/15/2014		90	95
5.700% due 05/02/2017		4,835	4,858
6.050% due 08/15/2012		624,947	662,011
6.150% due 04/25/2013		90,125	96,757
6.220% due 09/15/2026		115	109
6.400% due 08/28/2017		256,710	271,779
6.500% due 07/15/2018		16,250	17,047
6.750% due 06/01/2028		115	116
6.875% due 04/25/2018		710,235	778,376
6.875% due 11/15/2018		26,031	28,078
7.750% due 04/30/2018	GBP	850	1,447
7.750% due 05/14/2038		$425	442
Metlife Capital Trust IV
7.875% due 12/15/2067		10,400	11,050
MetLife Capital Trust X
9.250% due 04/08/2068		1,700	2,006
MetLife, Inc.
5.375% due 12/15/2012		200	214
6.400% due 12/15/2066		70,810	66,915
Metropolitan Life Global Funding I
0.552% due 03/15/2012		400	400
2.000% due 09/14/2011	CHF	20,000	21,573
5.125% due 11/09/2011		$4,325	4,480
5.125% due 04/10/2013		42,200	45,462
5.250% due 01/09/2014	GBP	150	249
Monumental Global Funding Ltd.
0.682% due 06/15/2011		$60,000	59,450
5.500% due 04/22/2013		52,400	56,105
Morgan Stanley
0.539% due 01/09/2012		17,130	17,121
0.550% due 04/19/2012		50,500	50,406
0.589% due 01/09/2014		27,380	26,439
0.739% due 10/18/2016		102,400	94,708
0.769% due 10/15/2015		43,220	40,569
1.300% due 07/20/2012	EUR	10,400	13,699
1.331% due 11/29/2013		6,600	8,417
1.357% due 03/01/2013		118,000	150,940
1.377% due 04/13/2016		31,869	38,303
1.407% due 01/16/2017		18,600	22,056
1.445% due 05/02/2014		10,000	12,629
2.000% due 11/17/2011	CHF	20,000	21,451
2.786% due 05/14/2013		$113,550	117,750
2.922% due 02/01/2011		64	64
3.143% due 05/01/2014		457	457
3.172% due 03/01/2016		340	332
3.293% due 07/01/2014		280	279
3.450% due 11/02/2015		51,100	49,875
3.640% due 06/27/2018		700	679
3.648% due 08/29/2018		458	451
4.100% due 01/26/2015		173,000	175,674
4.200% due 11/20/2014		5	5
5.125% due 11/30/2015	GBP	50	78
5.300% due 03/01/2013		$7,439	7,931
5.370% due 03/01/2013	AUD	1,200	1,187
5.375% due 10/15/2015		$4,500	4,732
5.550% due 04/27/2017		4,095	4,272
5.625% due 01/09/2012		1,604	1,675
5.750% due 08/31/2012		312,375	334,164
5.750% due 10/18/2016		17,600	18,793
5.950% due 12/28/2017		120,700	127,888
6.000% due 05/13/2014		200	216
6.000% due 04/28/2015		101,880	110,441
6.250% due 08/28/2017		33,700	36,350
6.250% due 08/09/2026		225	233
6.500% due 04/15/2011	EUR	400	540
6.600% due 04/01/2012		$2,615	2,787
6.625% due 04/01/2018		13,700	14,883
7.300% due 05/13/2019		37,675	42,476
7.500% due 04/11/2011	GBP	250	394
Mystic Re Ltd.
10.294% due 06/07/2011		$12,200	12,409
National Australia Bank Ltd.
0.494% due 06/19/2017		75,200	73,592
0.533% due 06/29/2016		10,000	9,884
5.125% due 12/09/2021	GBP	100	158
5.350% due 06/12/2013		$186,330	201,932
6.750% due 06/26/2023	EUR	150	222
National Capital Trust II
5.486% due 12/29/2049		$27	26
National City Bank
0.652% due 12/15/2016		8,090	7,352
0.673% due 06/07/2017		10,000	9,029
4.625% due 05/01/2013		8,400	8,877
6.200% due 12/15/2011		30,600	32,085
National City Bank of Kentucky
6.300% due 02/15/2011		2,900	2,917
National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012		280	300
10.375% due 11/01/2018		252	348
Nationwide Building Society
3.750% due 01/20/2015	EUR	350	460
4.650% due 02/25/2015		$88,000	88,800
5.625% due 09/09/2019	GBP	200	311
Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$13,000	13,358
Nationwide Life Global Funding I
5.450% due 10/02/2012		6,900	7,115
New England Mutual Life Insurance Co.
7.875% due 02/15/2024		5,500	6,358
New York Life Global Funding
4.650% due 05/09/2013		14,600	15,709
New York Life Insurance Co.
6.750% due 11/15/2039		50,000	59,159
NIBC Bank NV
2.800% due 12/02/2014		22,670	23,389
3.625% due 12/19/2011	EUR	100	137
NiSource Finance Corp.
5.210% due 11/28/2012		$15,000	15,056
Nomura Europe Finance NV
1.200% due 10/25/2011	EUR	10,600	14,022
Nordea Bank Finland ABP
6.250% due 07/29/2049	GBP	150	235
Norinchukin Finance Ltd.
5.625% due 09/28/2016		25,000	39,378
Northern Rock Asset Management PLC
5.625% due 06/22/2017		$12,500	12,771
NSG Holdings LLC
7.750% due 12/15/2025		800	748
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		74,400	77,748
OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		65,400	68,279
ORIX Corp.
5.480% due 11/22/2011		26,000	26,983
PACCAR Financial Corp.
1.053% due 04/01/2011		10,000	9,999
Pacific Life Global Funding
0.533% due 06/22/2011		17,406	17,367
2.750% due 05/15/2012	CHF	27,790	31,371
5.150% due 04/15/2013		$11,700	12,515
Pacific Life Insurance Co.
9.250% due 06/15/2039		161,685	212,630
Pacific LifeCorp
6.000% due 02/10/2020		76,900	80,963
Petroleum Export Ltd.
5.265% due 06/15/2011		5,763	5,753
PMI Group, Inc.
6.000% due 09/15/2016		9,500	7,935

PNC Funding Corp.
0.428% due 01/31/2012		9,000	9,004
PNC Preferred Funding Trust III
8.700% due 03/29/2049		5,600	5,964
Pooled Funding Trust I
2.740% due 02/15/2012		3,100	3,157
Pricoa Global Funding I
0.388% due 01/30/2012		3,100	3,083
0.503% due 09/27/2013		2,000	1,971
5.300% due 09/27/2013		21,000	22,990
Principal Financial Global Funding LLC
2.375% due 02/28/2012	CHF	20,745	22,412
2.375% due 01/24/2013		5,000	5,403
Principal Life Income Funding Trusts
5.100% due 04/15/2014		$100	108
5.300% due 04/24/2013		148,900	161,222
5.550% due 04/27/2015		237,300	254,002
Progressive Corp.
6.700% due 06/15/2067		19,800	20,371
Prudential Financial, Inc.
3.090% due 06/10/2013		20,000	20,065
6.000% due 12/01/2017		30,000	33,351
6.100% due 06/15/2017		307	340
6.625% due 12/01/2037		8,200	9,145
Prudential Holdings LLC
8.695% due 12/18/2023		4,205	5,020
Prudential Insurance Co. of America
8.100% due 07/15/2015		2,245	2,567
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,000	1,000
5.000% due 07/21/2020		21,300	21,256
RBS Capital Trust I
4.709% due 12/29/2049		1,690	1,120
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		5,000	5,202
Regions Bank
7.500% due 05/15/2018		141,786	146,245
Regions Financial Corp.
0.473% due 06/26/2012		10,870	10,290
6.375% due 05/15/2012		125	127
7.000% due 03/01/2011		12,268	12,293
7.750% due 11/10/2014		60,470	62,941
Residential Reinsurance 2008 Ltd.
7.046% due 06/06/2011		16,000	16,226
Resona Bank Ltd.
5.850% due 09/29/2049		39,050	39,058
Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		2,025	2,012
Royal Bank of Canada
5.650% due 07/20/2011		125	128
Royal Bank of Scotland Group PLC
0.489% due 04/11/2016		36,326	30,016
0.554% due 03/30/2012		380,000	379,916
0.569% due 10/14/2016		21,500	17,770
1.043% due 09/29/2015		64,900	54,916
1.188% due 04/23/2012		51,100	51,628
1.450% due 10/20/2011		1,007,600	1,013,457
1.500% due 03/30/2012		94,280	95,121
2.625% due 05/11/2012		51,065	52,291
3.000% due 12/09/2011		373,700	381,567
3.950% due 09/21/2015		180,200	177,331
4.875% due 08/25/2014		32,400	33,211
4.875% due 03/16/2015		104,943	107,450
4.875% due 01/20/2017	EUR	276	355
5.000% due 11/12/2013		$24	24
5.000% due 10/01/2014		9,346	8,998
5.000% due 05/17/2015		29,867	29,943
5.625% due 08/24/2020		45,000	44,821
5.727% due 10/27/2014	AUD	5,000	4,387
6.000% due 05/17/2017	GBP	6,744	10,595
6.200% due 03/29/2049		15,000	18,358
6.375% due 02/01/2011		$9,110	9,140
6.375% due 04/29/2014	GBP	100	164
6.625% due 09/17/2018		26,150	42,330
6.666% due 04/29/2049	CAD	800	603
7.500% due 04/29/2024	GBP	150	243
7.640% due 03/29/2049		$1,000	670
7.648% due 08/29/2049		50,190	42,222
Royal Bank Of Scotland NV
1.002% due 03/09/2015		35,000	29,016
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		29,300	29,634
7.125% due 01/14/2014		10,700	11,436
7.175% due 05/16/2013		1,300	1,391
7.750% due 05/29/2018		5,000	5,431
9.000% due 06/11/2014		4,000	4,520
RZD Capital Ltd.
5.739% due 04/03/2017		19,810	20,661
Santander Issuances S.A. Unipersonal
5.375% due 05/19/2016	GBP	100	152
5.805% due 06/20/2016		$280	271
5.911% due 06/20/2016		7,900	7,757
6.532% due 10/24/2017	GBP	100	152
7.300% due 07/27/2019		250	376
Santander UK PLC
0.364% due 01/19/2011		$23,000	22,989
Scotland International Finance No. 2 BV
4.250% due 05/23/2013		9,382	9,294
Simon Property Group LP
5.100% due 06/15/2015		200	217
5.250% due 12/01/2016		6,700	7,237
5.600% due 09/01/2011		5,000	5,081
5.750% due 12/01/2015		1,200	1,335
5.875% due 03/01/2017		8,000	8,793
SLM Corp.
0.502% due 03/15/2011		73,675	73,414
0.518% due 10/25/2011		207,100	204,246
0.588% due 01/27/2014		101,518	91,507
1.300% due 11/15/2011	EUR	17,800	22,939
1.356% due 06/17/2013		12,500	14,978
1.379% due 04/26/2011		26,714	35,614
1.603% due 10/25/2011	SEK	24,500	3,470
3.125% due 09/17/2012	EUR	19,113	24,926
3.263% due 01/31/2014		$9,400	8,712
3.293% due 01/01/2014		7,701	6,967
4.000% due 07/25/2014		5,000	4,547
4.800% due 02/13/2014 (o)	HKD	74,000	9,190
4.875% due 12/17/2012	GBP	23,200	35,493
5.000% due 10/01/2013		$92,150	92,447
5.000% due 04/15/2015		54,558	52,609
5.000% due 06/15/2018		10,000	8,512
5.050% due 11/14/2014		22,200	21,234
5.125% due 08/27/2012		38,710	39,529
5.140% due 06/15/2016		100,000	88,612
5.375% due 01/15/2013		51,370	52,421
5.375% due 05/15/2014		29,367	29,534
5.400% due 10/25/2011		29,270	29,792
5.450% due 04/25/2011		51,000	51,448
5.625% due 08/01/2033		15,000	11,803
6.000% due 05/10/2012	AUD	10,000	9,801
6.200% due 06/15/2024		$10	7
7.150% due 12/15/2020		120	101
8.000% due 03/25/2020		29,050	29,502
8.450% due 06/15/2018		129,050	134,314
SLM Corp. CPI Linked Bond
2.624% due 03/15/2012		2,000	1,948
3.269% due 11/21/2013		970	897
Societe Generale
5.750% due 03/29/2049	GBP	150	219
5.922% due 04/29/2049		$1,800	1,592
7.756% due 05/29/2049	EUR	2,700	3,554
8.875% due 06/29/2049	GBP	200	306
Source One Mortgage Corp.
9.000% due 06/01/2012		$9,200	10,017
Sovereign Bank
8.750% due 05/30/2018		10,000	11,004
State Bank of India
4.500% due 07/27/2015		194,900	199,444
State Street Capital Trust IV
1.302% due 06/01/2077		69,700	52,645
Stone Street Trust
5.902% due 12/15/2015		5,000	5,190
Sumitomo Mitsui Banking Corp.
1.049% due 06/02/2049	JPY	1,000,000	12,263
Sun Life Financial Global Funding LP
0.472% due 07/06/2011		$47,400	47,278
SunTrust Bank
0.394% due 05/21/2012		9,050	8,945
0.872% due 06/22/2012	GBP	5,000	7,403
1.134% due 12/20/2011	EUR	68,200	88,557
6.375% due 04/01/2011		$200	203
SunTrust Banks, Inc.
5.250% due 11/05/2012		1,045	1,101
Svensk Exportkredit AB
4.875% due 09/29/2011		125	129
5.125% due 03/01/2017		75	83
Svenska Handelsbanken AB
1.302% due 09/14/2012		51,000	51,196
2.875% due 09/14/2012		170	174
Swedbank AB
2.800% due 02/10/2012		1,500	1,532
2.900% due 01/14/2013		5,000	5,161
3.125% due 03/04/2013	EUR	350	475
Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021		$34,600	33,397
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		90,000	105,661
Temasek Financial I Ltd.
4.300% due 10/25/2019		156,300	159,825
5.375% due 11/23/2039		35,000	36,385
TNK-BP Finance S.A.
6.125% due 03/20/2012		39,300	41,265
6.625% due 03/20/2017		17,000	18,130
7.250% due 02/02/2020		4,100	4,479
7.500% due 03/13/2013		73,100	79,263
7.500% due 07/18/2016		25,700	28,574
7.875% due 03/13/2018		10,200	11,616
Toll Road Investors Partnership II LP
0.000% due 02/15/2045		965	140
Travelers Cos., Inc.
6.250% due 06/15/2037		125	139
Travelers Property Casualty Corp.
5.000% due 03/15/2013		70	75
6.375% due 03/15/2033		33	37
U.S. Bank N.A.
6.375% due 08/01/2011		3,000	3,100
UBS AG
1.384% due 02/23/2012		310,700	313,427
2.250% due 08/12/2013		12,200	12,312

4.280% due 04/29/2049	EUR	200	227
4.875% due 08/04/2020		$1,300	1,325
5.250% due 06/21/2021	GBP	200	312
5.750% due 04/25/2018		$178,975	194,789
5.875% due 12/20/2017		188,225	207,313
6.375% due 07/20/2016	GBP	150	256
7.750% due 09/01/2026		$5,000	5,555
UBS Preferred Funding Trust II
7.247% due 06/29/2049		4,000	3,963
UBS Preferred Funding Trust V
6.243% due 05/29/2049		25,675	24,905
UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	4,128
Union Planters Corp.
7.750% due 03/01/2011		13,865	13,995
USB Capital IX
6.189% due 10/29/2049		30,800	24,024
USB Realty Corp.
6.091% due 12/29/2049		40,200	30,502
Ventas Realty LP
6.500% due 06/01/2016		1,100	1,145
6.750% due 04/01/2017		190	199
Vita Capital III Ltd.
1.390% due 01/01/2011		8,000	7,999
Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		81,000	81,202
6.902% due 07/09/2020		51,400	53,970
VTB Bank Via VTB Capital S.A.
6.875% due 05/29/2018		15,000	15,938
8.250% due 06/30/2011	EUR	1,130	1,555
Wachovia Bank N.A.
0.632% due 03/15/2016		$200	188
0.666% due 11/03/2014		5,200	4,990
5.460% due 05/25/2017	AUD	1,100	973
5.600% due 03/15/2016		$19,800	21,569
6.600% due 01/15/2038		10,127	11,187
Wachovia Capital Trust II
0.789% due 01/15/2027		25	19
Wachovia Capital Trust III
5.800% due 03/29/2049		162,615	141,678
Wachovia Capital Trust V
7.965% due 06/01/2027		15,361	15,165
Wachovia Corp.
0.418% due 04/23/2012		47,175	47,137
0.419% due 10/15/2011		100,925	101,020
0.446% due 03/01/2012		43,975	43,980
0.477% due 08/01/2013		14,050	13,929
0.572% due 06/15/2017		1,875	1,724
0.628% due 10/28/2015		5,500	5,208
0.659% due 10/15/2016		68,570	64,204
1.200% due 02/13/2014	EUR	41,900	53,969
2.057% due 05/01/2013		$25,315	26,045
4.875% due 02/15/2014		21,280	22,426
5.250% due 08/01/2014		2,900	3,095
5.300% due 10/15/2011		49,245	51,052
5.500% due 05/01/2013		166,304	181,071
5.500% due 08/01/2035		85	80
5.625% due 10/15/2016		80,500	87,680
5.700% due 08/01/2013		19,650	21,505
5.750% due 06/15/2017		22,525	24,970
5.750% due 02/01/2018		414,380	460,762
Wachovia Mortgage FSB
0.403% due 03/22/2011		1,100	1,100
Waha Aerospace BV
3.925% due 07/28/2020		5,000	5,051
WCI Finance LLC
5.700% due 10/01/2016		2,500	2,702
WEA Finance LLC
6.750% due 09/02/2019		5	6
Wells Fargo & Co.
0.488% due 10/28/2015		200	193
1.145% due 08/01/2011	EUR	22,800	30,253
1.222% due 03/23/2016		3,600	4,572
3.750% due 10/01/2014		$205	214
4.375% due 01/31/2013		26,740	28,312
4.875% due 01/12/2011		1,000	1,001
4.875% due 11/29/2035	GBP	300	368
5.000% due 11/15/2014		$100	106
5.125% due 09/01/2012		300	317
5.250% due 10/23/2012		1,650	1,770
5.625% due 12/11/2017		4,575	5,073
Wells Fargo Bank N.A.
0.494% due 05/16/2016		1,500	1,389
1.099% due 09/19/2011	EUR	2,700	3,595
4.750% due 02/09/2015		$13,600	14,441
6.000% due 05/23/2013	EUR	11,500	16,622
6.450% due 02/01/2011		$5,672	5,695
Wells Fargo Capital X
5.950% due 12/01/2086		16,700	16,203
Wells Fargo Capital XIII
7.700% due 12/29/2049		260,304	270,391
Western Corporate Federal Credit Union
1.750% due 11/02/2012		47,203	48,078
Westpac Banking Corp.
3.250% due 12/16/2011		17,600	18,042
3.585% due 08/14/2014		15,600	16,642
5.000% due 10/21/2019	GBP	250	392
WR Berkley Corp.
5.375% due 09/15/2020		$12,000	11,733
XL Capital Finance Europe PLC
6.500% due 01/15/2012		10,000	10,332
XL Group PLC
5.250% due 09/15/2014		1,600	1,650
Xstrata Finance Canada Ltd.
5.500% due 11/16/2011		11,250	11,679
5.800% due 11/15/2016		1,265	1,389
ZFS Finance USA Trust IV
5.875% due 05/09/2062		146	143

			53,366,920

INDUSTRIALS 5.1%
Abbott Laboratories
5.875% due 05/15/2016		140	162
AES El Salvador Trust
6.750% due 02/01/2016		105	102
Aetna, Inc.
6.000% due 06/15/2016		15,000	17,126
6.500% due 09/15/2018		12,000	13,843
Agilent Technologies, Inc.
6.500% due 11/01/2017		710	788
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		60,066	61,267
Alcoa, Inc.
5.550% due 02/01/2017		2,300	2,392
5.720% due 02/23/2019		4,127	4,192
5.870% due 02/23/2022		2,000	1,991
6.000% due 07/15/2013 (k)		25,000	27,527
6.750% due 07/15/2018		32,700	35,683
Allied Waste North America, Inc.
6.875% due 06/01/2017		1,125	1,239
Altria Group, Inc.
8.500% due 11/10/2013		2,750	3,257
9.250% due 08/06/2019		85,525	111,789
9.700% due 11/10/2018		98,078	129,576
9.950% due 11/10/2038		5,185	7,328
10.200% due 02/06/2039		28,000	40,587
America Movil SAB de C.V.
3.750% due 06/28/2017	EUR	2,100	2,815
5.000% due 03/30/2020		$133,600	139,538
5.625% due 11/15/2017		25	27
6.125% due 03/30/2040		105,700	112,621
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		1,207	1,207
American Airlines Pass-Through Trust
6.978% due 10/01/2012		1,421	1,428
American Airlines Pass-Through Trust
10.375% due 01/02/2021		13,438	15,856
American Airlines, Inc.
10.500% due 10/15/2012		19,300	21,254
AmeriGas Partners LP
7.250% due 05/20/2015		800	826
Amgen, Inc.
5.700% due 02/01/2019		28,026	31,915
5.850% due 06/01/2017		15,000	17,146
6.150% due 06/01/2018		4,500	5,256
6.375% due 06/01/2037		417	479
6.400% due 02/01/2039		30,015	34,687
6.900% due 06/01/2038		7,686	9,356
Anadarko Petroleum Corp.
6.125% due 03/15/2012		1,800	1,893
6.950% due 06/15/2019		55	62
Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018		9,100	10,006
7.500% due 03/15/2012		500	537
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014		370	408
5.375% due 01/15/2020		195	212
6.875% due 11/15/2019		325	388
Apache Corp.
6.000% due 09/15/2013		30	34
7.950% due 04/15/2026		150	196
ArcelorMittal
7.000% due 10/15/2039		70	73
Arch Western Finance LLC
6.750% due 07/01/2013		15,922	16,161
Arrow Electronics, Inc.
6.000% due 04/01/2020		15,000	15,345
AstraZeneca PLC
5.400% due 09/15/2012		25	27
5.900% due 09/15/2017		69,200	80,249
6.450% due 09/15/2037		18,900	22,516
Atlantic Richfield Co.
8.500% due 04/01/2012		250	270
8.620% due 03/12/2012		11,000	11,706
9.125% due 03/01/2011		28,757	29,146
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,943
5.750% due 01/15/2015		700	771
5.875% due 10/15/2012		4,800	5,163
6.500% due 01/15/2014		40,000	44,452
6.950% due 06/15/2016		1,000	1,159
7.125% due 08/01/2018		27,000	31,462
Avnet, Inc.
6.625% due 09/15/2016		1,700	1,881
Avon Products, Inc.
5.125% due 01/15/2011		10,000	10,012
6.500% due 03/01/2019		28,300	32,954
Baker Hughes, Inc.
6.500% due 11/15/2013		40	46
6.875% due 01/15/2029		100	120

Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	255	271
Baxter International, Inc.
5.375% due 06/01/2018	10,000	11,214
Berry Petroleum Co.
10.250% due 06/01/2014	350	403
Berry Plastics Corp.
5.039% due 02/15/2015	1,100	1,067
BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	145	157
5.125% due 03/29/2012	10,000	10,521
5.250% due 12/15/2015	82	91
Biomet, Inc.
10.000% due 10/15/2017	925	1,015
10.375% due 10/15/2017 (d)	4,500	4,939
Black & Decker Corp.
5.750% due 11/15/2016	25,000	27,834
8.950% due 04/15/2014	40,400	48,072
BMW U.S. Capital LLC
0.989% due 10/14/2011	8,300	8,314
Board of Trustees of The Leland Stanford Junior University
4.750% due 05/01/2019	200	215
Boeing Co.
3.500% due 02/15/2015	115	121
8.750% due 08/15/2021	50	69
Boston Scientific Corp.
4.250% due 01/12/2011	575	575
5.125% due 01/12/2017	21,805	21,793
5.450% due 06/15/2014	2,000	2,124
6.000% due 01/15/2020	500	522
6.400% due 06/15/2016	2,000	2,143
Bottling Group LLC
6.950% due 03/15/2014	70	81
Brunswick Corp.
11.750% due 08/15/2013	18,000	21,375
Burlington Northern Santa Fe LLC
3.600% due 09/01/2020	18,000	17,267
7.290% due 06/01/2036	55	65
Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,271
Canadian National Railway Co.
6.250% due 08/01/2034	100	115
Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	98
5.700% due 05/15/2017	590	674
6.250% due 03/15/2038	20,000	22,174
6.500% due 02/15/2037	25,000	28,532
6.700% due 07/15/2011	12,860	13,265
Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	25,839
6.000% due 06/15/2017	10,600	11,744
Caterpillar, Inc.
5.700% due 08/15/2016	100	115
CBS Corp.
5.625% due 08/15/2012	15,000	15,915
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	200	231
Cemex Finance LLC
9.500% due 12/14/2016	102,000	105,698
Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,467
Centex Corp.
5.250% due 06/15/2015	4,500	4,444
5.700% due 05/15/2014	1,500	1,530
6.500% due 05/01/2016	19,120	19,598
Chart Industries, Inc.
9.125% due 10/15/2015	800	828
Chesapeake Energy Corp.
6.625% due 08/15/2020	48,700	48,213
7.250% due 12/15/2018	3,000	3,120
7.625% due 07/15/2013	8,446	9,196
9.500% due 02/15/2015	3,685	4,173
Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,000	2,060
9.500% due 05/15/2016	15	16
Cisco Systems, Inc.
5.250% due 02/22/2011	535	538
5.500% due 02/22/2016	100	114
CITIC Resources Finance 2007 Ltd.
6.750% due 05/15/2014	17,900	18,661
CoBank ACB
7.875% due 04/16/2018	4,900	5,455
Codelco, Inc.
6.150% due 10/24/2036	23,200	25,498
7.500% due 01/15/2019	3,400	4,152
Colgate-Palmolive Co.
5.980% due 04/25/2012	150	160
Colorado Interstate Gas Co.
6.850% due 06/15/2037	250	256
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	5,495	6,256
Comcast Cable Communications LLC
6.750% due 01/30/2011	550	552
7.125% due 06/15/2013	400	449
Comcast Corp.
4.950% due 06/15/2016	230	248
5.300% due 01/15/2014	150	164
5.500% due 03/15/2011	5,000	5,049
5.650% due 06/15/2035	435	424
5.700% due 05/15/2018	310	342
5.700% due 07/01/2019	15	16
5.850% due 11/15/2015	575	647
5.900% due 03/15/2016	7,725	8,658
6.300% due 11/15/2017	390	447
6.450% due 03/15/2037	22,000	23,583
6.500% due 01/15/2017	383	442
6.550% due 07/01/2039	120	131
7.050% due 03/15/2033	725	831
Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,631
Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,298
5.500% due 03/15/2013	2,000	2,140
6.500% due 03/15/2018	31,745	34,611
ConAgra Foods, Inc.
6.750% due 09/15/2011	214	223
ConocoPhillips
5.900% due 10/15/2032	300	331
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	4,904	5,100
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022	2,482	2,767
Continental Airlines Pass-Through Trust
6.503% due 12/15/2012	9,220	9,335
Continental Airlines Pass-Through Trust
9.000% due 07/08/2016	13,194	15,107
Continental Airlines, Inc.
6.750% due 09/15/2015	2,500	2,588
6.920% due 04/02/2013 (o)	5,529	5,500
Con-way, Inc.
7.250% due 01/15/2018	19,400	20,959
Corp. GEO SAB de C.V.
8.875% due 09/25/2014	2,000	2,255
9.250% due 06/30/2020	11,000	12,512
Costco Wholesale Corp.
5.500% due 03/15/2017	100	114
Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,817
Cox Communications, Inc.
4.625% due 06/01/2013	6,000	6,425
5.450% due 12/15/2014	340	375
5.875% due 12/01/2016	350	392
6.450% due 12/01/2036	5,000	5,345
6.750% due 03/15/2011	6,000	6,072
8.375% due 03/01/2039	105	137
9.375% due 01/15/2019	175	229
CRH America, Inc.
8.125% due 07/15/2018	10,000	11,576
CSC Holdings LLC
6.750% due 04/15/2012	5,000	5,206
CSN Islands XI Corp.
6.875% due 09/21/2019	21,200	23,002
CSN Resources S.A.
6.500% due 07/21/2020	27,000	28,620
CSX Corp.
5.600% due 05/01/2017	21,200	23,236
6.250% due 03/15/2018	5,852	6,723
6.750% due 03/15/2011	10,000	10,113
CVS Caremark Corp.
6.125% due 08/15/2016	6,745	7,662
CVS Pass-Through Trust
6.036% due 12/10/2028	27	28
7.507% due 01/10/2032	98,426	112,150
Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	2,093
6.000% due 10/01/2015	5,300	5,812
8.950% due 07/01/2017	7,000	8,522
Daimler Finance North America LLC
5.750% due 09/08/2011	98,720	102,022
5.875% due 03/15/2011	50,650	51,166
6.500% due 11/15/2013	37,700	42,707
7.300% due 01/15/2012	32,620	34,667
7.750% due 01/18/2011	40,400	40,493
Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	15,481
Delhaize America LLC
9.000% due 04/15/2031	80	106
Dell, Inc.
4.700% due 04/15/2013	116,200	124,804
5.650% due 04/15/2018	77,370	84,861
6.500% due 04/15/2038	95,000	101,794
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	4,895	5,421
Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	22,000	23,375
Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013	10,000	10,325
Deluxe Corp.
5.125% due 10/01/2014	6,200	6,154
Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015	5,537	5,745
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	32,190	38,124
8.750% due 06/15/2030	2,870	3,867

Devon Energy Corp.
5.625% due 01/15/2014		250	276
6.300% due 01/15/2019		655	772
Devon Financing Corp. ULC
6.875% due 09/30/2011		8,115	8,479
7.875% due 09/30/2031		2,000	2,644
Diageo Capital PLC
5.500% due 09/30/2016		50	56
DISH DBS Corp.
6.375% due 10/01/2011		16,000	16,520
6.625% due 10/01/2014		12,000	12,480
7.000% due 10/01/2013		2,450	2,628
7.125% due 02/01/2016		22,950	23,811
7.750% due 05/31/2015		16,200	17,294
Domtar Corp.
9.500% due 08/01/2016		30,670	36,344
Dow Chemical Co.
2.536% due 08/08/2011		900	910
4.850% due 08/15/2012		61,000	64,330
5.700% due 05/15/2018		500	542
5.900% due 02/15/2015		2,100	2,327
6.000% due 10/01/2012		3,400	3,664
6.125% due 02/01/2011		250	251
6.850% due 08/15/2013		500	546
7.600% due 05/15/2014		1,250	1,443
8.550% due 05/15/2019		50,675	63,608
9.400% due 05/15/2039		600	874
DR Horton, Inc.
5.250% due 02/15/2015		10,000	9,950
5.625% due 09/15/2014		3,000	3,075
5.625% due 01/15/2016		13,700	13,632
6.125% due 01/15/2014		5,000	5,225
6.500% due 04/15/2016		51,500	53,174
Duke University
5.150% due 04/01/2019		5,300	5,780
E.I. Du Pont De Nemours & Co.
4.750% due 11/15/2012		175	187
5.000% due 01/15/2013		100	107
5.250% due 12/15/2016		10,000	11,200
Eastman Kodak Co.
7.250% due 11/15/2013		80	79
Eaton Vance Corp.
6.500% due 10/02/2017		21,100	23,952
Ecopetrol S.A.
7.625% due 07/23/2019		79,515	92,237
El Paso Corp.
7.000% due 05/15/2011		10,850	11,091
7.000% due 06/15/2017		1,950	2,068
7.875% due 06/15/2012		14,100	14,926
9.625% due 05/15/2012		13,050	13,973
El Paso Natural Gas Co.
5.950% due 04/15/2017		3,295	3,551
8.375% due 06/15/2032		9,495	11,216
Emerson Electric Co.
4.500% due 05/01/2013		95	102
Enbridge Energy Partners LP
5.875% due 12/15/2016		50	56
Enbridge, Inc.
4.900% due 03/01/2015		50	54
EnCana Corp.
6.300% due 11/01/2011		10,000	10,455
6.500% due 05/15/2019		95	113
6.500% due 08/15/2034		100	110
6.625% due 08/15/2037		275	302
Energy Transfer Partners LP
5.650% due 08/01/2012		6,145	6,513
6.000% due 07/01/2013		1,435	1,563
6.125% due 02/15/2017		60	66
6.700% due 07/01/2018		1,000	1,136
7.500% due 07/01/2038		5,000	5,834
9.000% due 04/15/2019		40	50
Enterprise Products Operating LLC
4.600% due 08/01/2012		6,000	6,300
6.500% due 01/31/2019		25,000	28,432
7.500% due 02/01/2011		13,400	13,459
8.375% due 08/01/2066		2,000	2,150
Erac USA Finance LLC
5.800% due 10/15/2012		10,000	10,726
6.375% due 10/15/2017		1,900	2,112
Expedia, Inc.
8.500% due 07/01/2016		16,500	18,150
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,062
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		21,106	22,267
First Data Corp.
8.250% due 01/15/2021		2,023	1,952
9.875% due 09/24/2015		453	434
12.625% due 01/15/2021		2,023	1,942
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		500	605
FMC Corp.
5.200% due 12/15/2019		15,000	15,514
Fortune Brands, Inc.
5.375% due 01/15/2016		33,600	34,785
8.625% due 11/15/2021		10,500	12,303
Foster’s Finance Corp.
4.875% due 10/01/2014		6,300	6,675
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		7,095	7,858
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011		6,392	6,536
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015		1,600	1,840
Gannett Co., Inc.
5.750% due 06/01/2011		6,200	6,308
GATX Corp.
4.750% due 10/01/2012		25,000	26,199
Gazprom International S.A.
7.201% due 02/01/2020		2,898	3,094
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		59,710	67,845
Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		59,400	61,182
5.875% due 06/01/2015	EUR	20,000	28,430
6.212% due 11/22/2016		$41,800	44,517
6.510% due 03/07/2022		6,500	6,652
6.605% due 02/13/2018	EUR	500	712
7.288% due 08/16/2037		$48,160	50,300
7.343% due 04/11/2013		52,900	57,661
7.510% due 07/31/2013		35,000	38,640
8.146% due 04/11/2018		197,250	229,263
8.625% due 04/28/2034		192,520	231,948
9.250% due 04/23/2019		20,400	25,170
Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		29,159	31,105
Genentech, Inc.
4.750% due 07/15/2015		100	110
General Electric Co.
5.250% due 12/06/2017		31,848	34,449
General Mills, Inc.
5.250% due 08/15/2013		15,000	16,498
6.000% due 02/15/2012		7,013	7,397
Georgia-Pacific LLC
7.000% due 01/15/2015		2,200	2,294
7.125% due 01/15/2017		18,800	20,116
7.700% due 06/15/2015		1,000	1,150
7.750% due 11/15/2029		700	794
8.000% due 01/15/2024		500	574
8.125% due 05/15/2011		12,500	12,969
8.250% due 05/01/2016		5,000	5,669
9.500% due 12/01/2011		1,855	1,994
Gerdau Holdings, Inc.
7.000% due 01/20/2020		120,600	133,263
Gerdau Trade, Inc.
5.750% due 01/30/2021		73,800	74,354
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014		100	108
4.850% due 05/15/2013		28,530	30,995
5.650% due 05/15/2018		100,045	114,569
Grohe Holding GmbH
3.860% due 01/15/2014	EUR	600	780
Hanson Australia Funding Ltd.
5.250% due 03/15/2013		$15,000	15,375
Hanson Ltd.
6.125% due 08/15/2016		73,000	74,825
Hasbro, Inc.
6.300% due 09/15/2017		8,995	9,667
HCA, Inc.
6.250% due 02/15/2013		8,100	8,302
6.750% due 07/15/2013		9,000	9,292
7.250% due 09/15/2020		7,000	7,350
7.500% due 12/15/2023		3,000	2,768
8.360% due 04/15/2024		2,900	2,864
8.500% due 04/15/2019		7,100	7,810
9.125% due 11/15/2014		14,335	15,070
9.250% due 11/15/2016		46,354	49,570
9.625% due 11/15/2016 (d)		10,000	10,738
9.875% due 02/15/2017		5,225	5,774
Health Management Associates, Inc.
6.125% due 04/15/2016		16,000	16,240
Hewlett-Packard Co.
2.250% due 05/27/2011		1,600	1,614
2.950% due 08/15/2012		35	36
6.500% due 07/01/2012		175	190
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826	8,617
Historic TW, Inc.
9.125% due 01/15/2013		12,125	13,873
HJ Heinz Co.
5.350% due 07/15/2013		27,500	30,169
HJ Heinz Finance Co.
6.000% due 03/15/2012		27,000	28,527
Home Depot, Inc.
5.400% due 03/01/2016		3,000	3,366
Honeywell International, Inc.
5.300% due 03/01/2018		20	22
6.125% due 11/01/2011		575	603
Husky Energy, Inc.
6.250% due 06/15/2012		1,000	1,071
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		6,000	6,448
6.500% due 02/13/2013		8,000	8,730
7.625% due 04/09/2019		10,000	12,033
Hyundai Capital America
3.750% due 04/06/2016		20,000	19,666
Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015		6,000	6,163
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,000	5,151

Indosat Palapa Co. BV
7.375% due 07/29/2020		15,000	16,650
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		445	472
Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015		60	62
Intergen NV
9.000% due 06/30/2017		1,062	1,131
International Business Machines Corp.
5.700% due 09/14/2017		27,958	32,134
7.625% due 10/15/2018		170	217
International Paper Co.
5.300% due 04/01/2015		200	216
JC Penney Corp., Inc.
9.000% due 08/01/2012		4,900	5,329
Johnson & Johnson
6.950% due 09/01/2029		100	127
Jones Group, Inc.
5.125% due 11/15/2014		44,170	44,943
KazMunayGas National Co.
7.000% due 05/05/2020		50,000	52,250
KB Home
5.750% due 02/01/2014		10,000	10,050
5.875% due 01/15/2015		29,140	28,557
6.250% due 06/15/2015		17,355	17,268
Kellogg Co.
5.125% due 12/03/2012		300	322
Kerr-McGee Corp.
6.875% due 09/15/2011		10,000	10,382
6.950% due 07/01/2024		3,825	4,167
KeySpan Corp.
4.650% due 04/01/2013		6,900	7,225
Kimberly-Clark Corp.
5.000% due 08/15/2013		20	22
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013		210	228
5.950% due 02/15/2018		29,370	32,393
6.500% due 09/01/2039		10,145	10,515
6.950% due 01/15/2038		28,330	30,881
7.125% due 03/15/2012		165	176
7.400% due 03/15/2031		220	247
Kohl’s Corp.
6.250% due 12/15/2017		40,500	46,794
Kraft Foods, Inc.
5.625% due 11/01/2011		6,262	6,507
6.125% due 02/01/2018		152,280	174,202
6.125% due 08/23/2018		15,000	17,178
6.500% due 08/11/2017		10	12
6.875% due 02/01/2038		57,500	66,982
L-3 Communications Corp.
5.200% due 10/15/2019		8,200	8,351
Lender Processing Services, Inc.
8.125% due 07/01/2016		500	515
Lennar Corp.
5.500% due 09/01/2014		29,500	29,205
5.600% due 05/31/2015		44,986	43,636
5.950% due 10/17/2011		18,000	18,450
5.950% due 03/01/2013		15,800	16,195
6.500% due 04/15/2016		4,000	3,920
Lexmark International, Inc.
5.900% due 06/01/2013		21,470	22,933
6.650% due 06/01/2018		13,000	13,981
Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	301
Limited Brands, Inc.
5.250% due 11/01/2014		$4,496	4,676
6.125% due 12/01/2012		12,040	12,823
6.900% due 07/15/2017		102,465	109,381
8.500% due 06/15/2019		17,000	19,508
Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,605
Loews Corp.
5.250% due 03/15/2016		37,500	40,710
Lowe’s Cos., Inc.
5.000% due 10/15/2015		140	156
5.500% due 10/15/2035		50	51
Lyondell Chemical Co.
8.000% due 11/01/2017		37,625	41,717
Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012		79,830	82,824
5.875% due 01/15/2013		21,364	22,753
5.900% due 12/01/2016		15,000	16,088
7.450% due 07/15/2017		22,500	24,862
8.000% due 07/15/2012		12,125	13,125
8.375% due 07/15/2015		51,610	60,642
Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	62,541
Marathon Oil Corp.
6.000% due 10/01/2017		$40,000	45,494
Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,348
Marriott International, Inc.
4.625% due 06/15/2012		15,000	15,603
6.375% due 06/15/2017		14,400	16,124
Masco Corp.
4.800% due 06/15/2015		9,000	8,870
5.850% due 03/15/2017		12,020	11,994
5.875% due 07/15/2012		59,000	61,873
6.125% due 10/03/2016		13,200	13,506
7.125% due 08/15/2013		10,000	10,741
Mattel, Inc.
6.125% due 06/15/2011		10,000	10,213
Maytag Corp.
5.000% due 05/15/2015		10,000	10,353
McDonald’s Corp.
5.000% due 02/01/2019		200	219
5.300% due 03/15/2017		125	139
McKesson Corp.
5.700% due 03/01/2017		11,600	12,901
7.500% due 02/15/2019		8,000	9,733
MDC Holdings, Inc.
5.375% due 12/15/2014		12,000	12,100
7.000% due 12/01/2012		10,000	10,866
MeadWestvaco Corp.
7.375% due 09/01/2019		20,000	21,126
Meccanica Holdings USA
6.250% due 01/15/2040		10,600	9,770
MGM Resorts International
9.000% due 03/15/2020		6,000	6,630
10.375% due 05/15/2014		5,650	6,370
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014		4,100	4,381
6.700% due 09/15/2019		55	59
Motorola Solutions, Inc.
5.375% due 11/15/2012		9,100	9,608
6.000% due 11/15/2017		400	425
8.000% due 11/01/2011		9,175	9,665
Motors Liquidation Co.
8.375% due 07/05/2033 (a)	EUR	20,000	8,953
Nabors Industries, Inc.
6.150% due 02/15/2018		$45,700	48,849
Nakilat, Inc.
6.067% due 12/31/2033		2,000	2,115
Nalco Co.
8.875% due 11/15/2013		1,200	1,225
New Albertson’s, Inc.
7.450% due 08/01/2029		800	604
7.500% due 02/15/2011		38,470	38,710
New York Times Co.
5.000% due 03/15/2015		26,930	26,334
Newell Rubbermaid, Inc.
6.250% due 04/15/2018		19,000	20,893
Newfield Exploration Co.
6.625% due 04/15/2016		600	620
Newmont Mining Corp.
6.250% due 10/01/2039		5,000	5,455
Noble Group Ltd.
4.875% due 08/05/2015		49,000	50,564
6.750% due 01/29/2020		95,100	105,630
8.500% due 05/30/2013		9,000	10,035
Nokia OYJ
5.375% due 05/15/2019		115	122
6.625% due 05/15/2039		115	122
Nordstrom, Inc.
6.250% due 01/15/2018		42,825	48,261
6.750% due 06/01/2014		2,400	2,722
Norfolk Southern Corp.
5.750% due 04/01/2018		800	905
6.750% due 02/15/2011		150	151
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,584	1,620
Northwest Airlines Pass-Through Trust
1.034% due 05/20/2014		2,302	2,176
Northwest Pipeline GP
7.000% due 06/15/2016		113	134
Novartis Capital Corp.
4.125% due 02/10/2014		2,969	3,171
4.400% due 04/24/2020		45,000	47,284
Novartis Securities Investment Ltd.
5.125% due 02/10/2019		71	79
Nucor Corp.
5.850% due 06/01/2018		13,000	14,689
6.400% due 12/01/2037		600	698
Office Depot, Inc.
6.250% due 08/15/2013		73,035	73,400
ONEOK Partners LP
6.150% due 10/01/2016		10,000	11,252
6.850% due 10/15/2037		31,800	35,486
OPTI Canada, Inc.
8.250% due 12/15/2014		700	502
Oracle Corp.
4.950% due 04/15/2013		15,030	16,383
5.000% due 01/15/2011		230	230
5.750% due 04/15/2018		19,335	22,152
Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016		825	881
Packaging Corp. of America
5.750% due 08/01/2013		10,000	10,730
Pactiv Corp.
8.125% due 06/15/2017 (k)		9,800	9,518
Pearson Dollar Finance PLC
5.500% due 05/06/2013		27,800	29,996
5.700% due 06/01/2014		5,000	5,424
6.250% due 05/06/2018		28,000	31,164
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	13,864
5.750% due 03/01/2018		$16,900	18,154
6.250% due 08/05/2013	EUR	1,200	1,732

6.375% due 08/05/2016		$1,300	1,911
7.500% due 12/18/2013	GBP	2,260	3,902
PepsiCo, Inc.
7.000% due 03/01/2029		$100	123
7.900% due 11/01/2018		150	193
Petrobras International Finance Co.
5.750% due 01/20/2020		132,400	138,036
6.875% due 01/20/2040		50,000	52,770
7.875% due 03/15/2019		63,930	75,896
8.375% due 12/10/2018		5,025	6,137
Petroleos Mexicanos
4.875% due 03/15/2015		700	740
5.500% due 01/09/2017	EUR	3,200	4,469
5.500% due 01/21/2021		$21,200	21,571
8.000% due 05/03/2019		22,800	27,588
Petronas Capital Ltd.
7.875% due 05/22/2022		160	206
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		205	215
Pfizer, Inc.
4.450% due 03/15/2012		250	261
4.650% due 03/01/2018		150	161
Pharmacia Corp.
6.750% due 12/15/2027		5,000	5,850
PHH Corp.
9.250% due 03/01/2016		2,500	2,650
Philip Morris International, Inc.
4.875% due 05/16/2013		62,800	68,023
5.650% due 05/16/2018		26,700	30,148
Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	28,757
Pitney Bowes, Inc.
4.750% due 01/15/2016		15,000	15,472
Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,945
6.125% due 01/15/2017		25	27
PPG Industries, Inc.
6.650% due 03/15/2018		23,500	27,068
Praxair, Inc.
6.375% due 04/01/2012		200	213
President and Fellows of Harvard College
6.000% due 01/15/2019		54,800	63,587
6.500% due 01/15/2039		5,000	5,932
Pride International, Inc.
6.875% due 08/15/2020		18,500	19,286
7.875% due 08/15/2040		6,100	6,634
Princeton University
4.950% due 03/01/2019		6,800	7,381
Pulte Group, Inc.
5.250% due 01/15/2014		35,000	34,650
6.250% due 02/15/2013		10,000	10,225
7.625% due 10/15/2017		2,500	2,537
8.125% due 03/01/2011		9,000	9,034
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	2,047
RadioShack Corp.
7.375% due 05/15/2011		45,151	46,393
Rexam PLC
6.750% due 06/01/2013		16,500	18,001
Reynolds American, Inc.
1.002% due 06/15/2011		71,700	71,795
6.750% due 06/15/2017		11,200	12,535
7.250% due 06/01/2012		46,540	49,784
7.250% due 06/01/2013		94,600	105,317
7.250% due 06/15/2037		1,100	1,147
7.625% due 06/01/2016		12,850	14,951
7.750% due 06/01/2018		8,100	9,497
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		7,836	8,543
Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018		150	175
7.125% due 07/15/2028		60	74
8.950% due 05/01/2014		65	79
9.000% due 05/01/2019		110	148
Roche Holdings, Inc.
6.000% due 03/01/2019		94,678	110,277
7.000% due 03/01/2039		197,873	250,379
Rockies Express Pipeline LLC
6.875% due 04/15/2040		8,257	7,858
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		800	824
Rogers Communications, Inc.
6.375% due 03/01/2014		60	67
6.800% due 08/15/2018		100	120
7.875% due 05/01/2012		5,725	6,221
Rohm and Haas Co.
6.000% due 09/15/2017		140,190	153,642
7.850% due 07/15/2029		4,700	5,476
Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011		100	101
RPM International, Inc.
6.500% due 02/15/2018		26,800	28,656
RR Donnelley & Sons Co.
4.950% due 04/01/2014		800	820
5.625% due 01/15/2012		40,078	41,052
6.125% due 01/15/2017		10,900	11,156
8.600% due 08/15/2016		25,000	28,749
11.250% due 02/01/2019		25,600	32,084
Ryder System, Inc.
6.000% due 03/01/2013		18,690	20,102
Ryland Group, Inc.
5.375% due 01/15/2015		9,000	9,112
6.625% due 05/01/2020		10,000	9,900
8.400% due 05/15/2017		28,000	31,150
SABMiller PLC
5.500% due 08/15/2013		38,300	41,596
6.500% due 07/01/2016		1,900	2,203
SandRidge Energy, Inc.
8.625% due 04/01/2015 (d)		13,025	13,399
Sanmina-SCI Corp.
8.125% due 03/01/2016		300	304
SBA Tower Trust
5.101% due 04/15/2017		2,200	2,291
SCA Finans AB
4.500% due 07/15/2015		5,250	5,389
Seagate Technology HDD Holdings
6.375% due 10/01/2011		39,045	40,265
Sealed Air Corp.
5.625% due 07/15/2013		9,250	9,780
Shell International Finance BV
4.300% due 09/22/2019		500	522
5.500% due 03/25/2040		37,100	39,895
Sheraton Holding Corp.
7.375% due 11/15/2015		5,000	5,650
Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012		700	736
5.750% due 10/17/2016		21,100	24,272
6.125% due 08/17/2026		10,800	12,224
Snap-On, Inc.
6.125% due 09/01/2021		67,000	70,751
Sonat, Inc.
7.625% due 07/15/2011		25,510	26,259
Southern Natural Gas Co.
5.900% due 04/01/2017		5,000	5,387
8.000% due 03/01/2032		500	575
Southwest Airlines Co.
5.125% due 03/01/2017		3,200	3,216
Southwestern Energy Co.
7.500% due 02/01/2018		500	566
Spectra Energy Capital LLC
5.500% due 03/01/2014		23,850	25,960
6.200% due 04/15/2018		8,400	9,343
Staples, Inc.
9.750% due 01/15/2014		18,000	21,828
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013		35,271	37,916
7.875% due 05/01/2012		35,500	37,985
7.875% due 10/15/2014		43,700	49,818
Steel Dynamics, Inc.
7.375% due 11/01/2012		800	848
Suncor Energy, Inc.
6.100% due 06/01/2018		3,900	4,491
6.850% due 06/01/2039		1,600	1,846
SunGard Data Systems, Inc.
10.250% due 08/15/2015		9,000	9,484
SUPERVALU, Inc.
8.000% due 05/01/2016		1,950	1,877
Systems 2001 Asset Trust LLC
7.156% due 12/15/2011		4,713	4,902
Target Corp.
5.125% due 01/15/2013		2,000	2,166
5.375% due 05/01/2017		40	45
5.875% due 03/01/2012		245	258
6.000% due 01/15/2018		200	232
6.500% due 10/15/2037		5,270	6,166
7.000% due 01/15/2038		152,500	187,585
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		12,000	12,466
TCI Communications, Inc.
8.750% due 08/01/2015		5	6
Teck Resources Ltd.
9.750% due 05/15/2014		5,571	6,977
Temple-Inland, Inc.
6.625% due 01/15/2016		5,000	5,248
6.875% due 01/15/2018		15,430	16,131
7.875% due 05/01/2012		5,500	5,886
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		15,525	16,494
7.500% due 04/01/2017		2,500	2,887
8.000% due 02/01/2016		500	583
8.375% due 06/15/2032		4,400	5,197
Time Warner Cable, Inc.
5.400% due 07/02/2012		9,469	10,056
6.200% due 07/01/2013		4,858	5,399
6.550% due 05/01/2037		215	231
6.750% due 07/01/2018		155	181
8.250% due 02/14/2014		20	23
8.250% due 04/01/2019		425	529
8.750% due 02/14/2019		175	223
Time Warner, Inc.
5.875% due 11/15/2016		2,000	2,260
6.100% due 07/15/2040		1,800	1,895
6.500% due 11/15/2036		20,000	21,930
6.875% due 05/01/2012		350	377
7.625% due 04/15/2031		970	1,183
7.700% due 05/01/2032		115	141
Toll Brothers Finance Corp.
5.150% due 05/15/2015		10,000	10,232
5.950% due 09/15/2013		10,000	10,469

6.750% due 11/01/2019		10,000	10,524
8.910% due 10/15/2017		77,650	91,736
Total Capital S.A.
4.450% due 06/24/2020		72,100	74,878
TransCanada Pipelines Ltd.
6.500% due 08/15/2018		400	473
7.125% due 01/15/2019		35,124	43,062
7.250% due 08/15/2038		110	137
7.625% due 01/15/2039		39,682	51,483
Transocean, Inc.
4.950% due 11/15/2015		224,000	231,745
6.000% due 03/15/2018		3,000	3,155
6.625% due 04/15/2011		5,330	5,409
Tyco Electronics Group S.A.
6.000% due 10/01/2012		6,700	7,207
6.550% due 10/01/2017		9,300	10,583
Tyson Foods, Inc.
7.350% due 04/01/2016		18,908	20,834
10.500% due 03/01/2014		43,500	51,656
UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)		2,047	1,047
UAL 1991 Pass-Through Trust AB
9.200% due 03/29/2049 (a)		1,756	913
10.020% due 03/22/2014 (a)		6,726	2,934
10.125% due 03/22/2015 (a)		9,244	3,755
UAL Pass-Through Trust
8.030% due 01/01/2013 (a)		2,326	2,954
10.400% due 05/01/2018		51,606	59,605
Union Pacific Corp.
5.450% due 01/31/2013		13,475	14,562
5.700% due 08/15/2018		3,300	3,710
6.125% due 02/15/2020		40,000	45,727
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698% due 01/02/2024		128	135
United Technologies Corp.
5.375% due 12/15/2017		20	23
6.100% due 05/15/2012		150	161
UnitedHealth Group, Inc.
1.586% due 02/07/2011		20,700	20,723
4.875% due 02/15/2013		44,500	47,400
4.875% due 04/01/2013		175	187
6.000% due 02/15/2018		110,600	125,731
6.875% due 02/15/2038		7,500	8,761
Universal Corp.
5.000% due 09/01/2011		10,000	10,169
6.250% due 12/01/2014		33,000	35,578
Universal Health Services, Inc.
7.125% due 06/30/2016		17,575	19,076
Urbi Desarrollos Urbanos, S.A.B. de C.V.
8.500% due 04/19/2016		1,500	1,597
9.500% due 01/21/2020		8,900	10,213
UST LLC
5.750% due 03/01/2018		52,665	56,326
Vale Overseas Ltd.
4.625% due 09/15/2020		22,800	22,688
6.250% due 01/23/2017		39,835	44,520
6.875% due 11/21/2036		39,878	43,965
6.875% due 11/10/2039		81,800	90,792
8.250% due 01/17/2034		2,565	3,203
Valero Energy Corp.
6.625% due 06/15/2037		25	25
9.375% due 03/15/2019		15,000	18,647
Viacom, Inc.
6.250% due 04/30/2016		9,300	10,596
6.875% due 04/30/2036		145	167
Videotron Ltee
9.125% due 04/15/2018		1,850	2,072
Vivendi S.A.
5.750% due 04/04/2013		145,000	156,486
6.625% due 04/04/2018		167,700	187,013
Walgreen Co.
5.250% due 01/15/2019		20	22
Wal-Mart Stores, Inc.
4.250% due 04/15/2013		3,300	3,547
4.550% due 05/01/2013		100	108
5.375% due 04/05/2017		2,716	3,074
5.800% due 02/15/2018		48,900	56,271
Walt Disney Co.
6.000% due 07/17/2017		70	81
Waste Management, Inc.
5.000% due 03/15/2014		7,650	8,274
6.100% due 03/15/2018		1,800	2,020
7.125% due 12/15/2017		1,800	2,114
7.375% due 03/11/2019		12,000	14,544
WellPoint Health Networks, Inc.
6.375% due 01/15/2012		10,360	10,924
WellPoint, Inc.
5.000% due 01/15/2011		11,000	11,012
Wesfarmers Ltd.
6.998% due 04/10/2013		48,200	53,199
Westvaco Corp.
7.950% due 02/15/2031		22,000	22,246
Weyerhaeuser Co.
6.750% due 03/15/2012		24,500	25,890
7.375% due 10/01/2019		38,500	42,129
7.375% due 03/15/2032		44,414	45,018
8.500% due 01/15/2025		5,245	5,706
Whirlpool Corp.
5.500% due 03/01/2013		10,300	10,944
6.125% due 06/15/2011		12,000	12,275
6.500% due 06/15/2016		5,000	5,520
7.750% due 07/15/2016		11,000	12,970
8.000% due 05/01/2012		600	647
Windstream Corp.
8.125% due 08/01/2013		5,000	5,525
8.625% due 08/01/2016		3,300	3,490
WM Wrigley Jr. Co.
2.450% due 06/28/2012		5,000	5,037
3.050% due 06/28/2013		6,250	6,388
WMG Acquisition Corp.
9.500% due 06/15/2016		1,020	1,099
Wyeth
5.500% due 03/15/2013		10,000	10,939
5.500% due 02/01/2014		225	250
5.500% due 02/15/2016		850	963
7.250% due 03/01/2023		250	312
Wynn Las Vegas LLC
7.750% due 08/15/2020		4,000	4,350
Xerox Corp.
6.875% due 08/15/2011		100	103
Xstrata Canada Corp.
6.000% due 10/15/2015		110	120
Yum! Brands, Inc.
6.250% due 03/15/2018		2,000	2,261

			12,372,185

UTILITIES 1.6%
AES Corp.
7.750% due 03/01/2014		2,515	2,697
8.000% due 10/15/2017		4,500	4,781
8.875% due 02/15/2011		1,600	1,610
9.750% due 04/15/2016		825	926
AES Red Oak LLC
8.540% due 11/30/2019		7,087	7,087
Alabama Power Co.
5.500% due 10/15/2017		250	281
Alltel Corp.
7.000% due 07/01/2012		10,759	11,678
Appalachian Power Co.
4.950% due 02/01/2015		25	27
5.650% due 08/15/2012		2,840	3,030
AT&T Corp.
7.300% due 11/15/2011		2,715	2,869
8.000% due 11/15/2031		350	441
AT&T Mobility LLC
6.500% due 12/15/2011		80	84
AT&T, Inc.
4.950% due 01/15/2013		176,990	189,803
5.100% due 09/15/2014		1,510	1,653
5.350% due 09/01/2040		739	698
5.500% due 02/01/2018		195,000	216,943
5.625% due 06/15/2016		25	28
5.800% due 02/15/2019		335	378
6.300% due 01/15/2038		123,240	130,444
6.400% due 05/15/2038		75	80
6.450% due 06/15/2034		100	106
6.500% due 09/01/2037		309,500	334,876
6.550% due 02/15/2039		50	55
6.700% due 11/15/2013		100	114
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		30	33
BellSouth Corp.
5.200% due 09/15/2014		27,800	30,374
6.550% due 06/15/2034		20,000	21,098
BP Capital Markets PLC
2.375% due 12/14/2011		2,730	2,756
2.750% due 06/14/2011	CHF	10,800	11,639
3.125% due 03/10/2012		$20,400	20,866
5.250% due 11/07/2013		820	889
British Telecommunications PLC
5.150% due 01/15/2013		450	479
Calpine Construction Finance Co. LP
8.000% due 06/01/2016		18,000	19,215
Carolina Power & Light Co.
6.500% due 07/15/2012		275	298
CenterPoint Energy, Inc.
5.950% due 02/01/2017		7,800	8,391
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		35,700	40,520
7.750% due 11/30/2015		1,300	1,515
CenturyLink, Inc.
6.000% due 04/01/2017		9,300	9,553
6.150% due 09/15/2019		4,000	4,019
7.600% due 09/15/2039		8,900	8,997
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		9,000	9,643
CMS Energy Corp.
8.500% due 04/15/2011		75	77
Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015		100	112
5.850% due 04/01/2018		105,540	121,433
6.750% due 04/01/2038		90,000	107,570
7.125% due 12/01/2018		335	415
Consolidated Natural Gas Co.
6.250% due 11/01/2011		15,880	16,555
Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,115
Dominion Resources, Inc.
5.200% due 01/15/2016		15,300	16,893
5.250% due 08/01/2033		70	77
5.700% due 09/17/2012		100	108

6.400% due 06/15/2018	22,000	25,635
7.000% due 06/15/2038	25	30
Duke Energy Carolinas LLC
5.100% due 04/15/2018	14,050	15,456
5.625% due 11/30/2012	5,100	5,529
5.750% due 11/15/2013	290	325
Duke Energy Corp.
6.300% due 02/01/2014	267	298
Duke Energy Ohio, Inc.
5.700% due 09/15/2012	135	145
E.ON International Finance BV
6.650% due 04/30/2038	1,100	1,308
EDF S.A.
4.600% due 01/27/2020	95,900	99,291
5.500% due 01/26/2014	168,600	185,198
5.600% due 01/27/2040	70,000	72,290
6.500% due 01/26/2019	170,190	198,890
6.950% due 01/26/2039	164,850	195,722
El Paso Performance-Linked Trust
7.750% due 07/15/2011	107,185	110,259
Embarq Corp.
6.738% due 06/01/2013	300	326
7.082% due 06/01/2016	96,169	106,474
7.995% due 06/01/2036	300	328
Enel Finance International S.A.
5.125% due 10/07/2019	235	233
5.700% due 01/15/2013	300	318
6.250% due 09/15/2017	2,400	2,625
6.800% due 09/15/2037	1,700	1,726
FirstEnergy Corp.
6.450% due 11/15/2011	607	632
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	115	112
Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,149
Florida Power Corp.
5.650% due 06/15/2018	70	79
France Telecom S.A.
2.125% due 09/16/2015	15,000	14,618
4.375% due 07/08/2014	1,300	1,390
8.500% due 03/01/2031	490	668
Frontier Communications Corp.
6.250% due 01/15/2013	10,000	10,600
7.125% due 03/15/2019	1,925	1,988
8.250% due 05/01/2014	500	556
GTE Corp.
6.940% due 04/15/2028	50	57
Gulf Power Co.
5.300% due 12/01/2016	40	44
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	150	144
Indiana Michigan Power Co.
5.650% due 12/01/2015	425	468
Integrys Energy Group, Inc.
6.110% due 12/01/2066	375	362
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	200	208
Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	62
Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	138,028	138,028
5.700% due 01/05/2016	15,300	15,568
Kinder Morgan, Inc.
6.500% due 09/01/2012	4,250	4,494
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	5,700	6,263
KT Corp.
4.875% due 07/15/2015	100	105
Majapahit Holding BV
7.250% due 10/17/2011	15,000	15,600
7.250% due 06/28/2017	900	1,024
7.750% due 01/20/2020	10,400	12,038
8.000% due 08/07/2019	3,600	4,225
MidAmerican Energy Co.
4.650% due 10/01/2014	100	108
MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	73
6.125% due 04/01/2036	44,325	48,038
Midwest Generation LLC
8.560% due 01/02/2016	1,319	1,332
Monongahela Power Co.
7.950% due 12/15/2013	13,000	15,031
National Grid PLC
6.300% due 08/01/2016	4,500	5,143
Nevada Power Co.
6.750% due 07/01/2037	500	569
7.125% due 03/15/2019	165	195
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	10,455	11,425
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	1,965	2,130
7.875% due 12/15/2015	8,000	9,654
NGPL PipeCo LLC
6.514% due 12/15/2012	201,330	217,398
7.119% due 12/15/2017	58,640	64,286
Northwestern Bell Telephone
7.750% due 05/01/2030	19,625	19,723
NRG Energy, Inc.
7.375% due 02/01/2016	2,500	2,569
7.375% due 01/15/2017	11,700	12,080
8.250% due 09/01/2020	48,000	49,440
8.500% due 06/15/2019	20	21
NV Energy, Inc.
6.750% due 08/15/2017	10	10
Ohio Edison Co.
5.450% due 05/01/2015	350	381
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	109	128
Pacific Gas & Electric Co.
5.800% due 03/01/2037	525	558
8.250% due 10/15/2018	470	612
PacifiCorp
5.500% due 01/15/2019	75	85
Peco Energy Co.
5.950% due 10/01/2036	50	54
Penn Virginia Corp.
10.375% due 06/15/2016	400	448
PPL Capital Funding, Inc.
6.700% due 03/30/2067	2,008	1,970
PPL Energy Supply LLC
5.700% due 10/15/2035	5,000	5,478
6.300% due 07/15/2013	10,000	11,023
6.400% due 11/01/2011	11,000	11,517
Progress Energy, Inc.
7.050% due 03/15/2019	17,500	20,795
7.100% due 03/01/2011	1,623	1,640
7.750% due 03/01/2031	520	652
PSEG Power LLC
5.000% due 04/01/2014	10,425	11,195
5.320% due 09/15/2016	2,305	2,525
5.500% due 12/01/2015	8,000	8,789
6.950% due 06/01/2012	172	185
7.750% due 04/15/2011	2,979	3,037
Public Service Electric & Gas Co.
5.700% due 12/01/2036	50	53
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,100	10,601
4.750% due 02/16/2021	45,300	43,390
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	17,800	17,867
Qwest Corp.
3.552% due 06/15/2013	50,820	53,361
6.500% due 06/01/2017	300	327
7.500% due 10/01/2014	1,700	1,912
7.625% due 06/15/2015	2,450	2,775
7.875% due 09/01/2011	7,135	7,367
8.375% due 05/01/2016	10,250	12,197
8.875% due 03/15/2012	52,375	56,761
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	64,647	68,356
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	2,500	2,697
5.832% due 09/30/2016	12,223	13,162
5.838% due 09/30/2027	45,300	46,930
6.332% due 09/30/2027	7,000	7,409
6.750% due 09/30/2019	11,400	13,209
Sempra Energy
9.800% due 02/15/2019	15,000	20,196
Southern California Edison Co.
5.500% due 08/15/2018	25	28
Southern California Gas Co.
4.375% due 01/15/2011	70	70
5.750% due 11/15/2035	75	80
Sprint Capital Corp.
7.625% due 01/30/2011	21,770	21,852
8.375% due 03/15/2012	19,250	20,453
Sprint Nextel Corp.
6.000% due 12/01/2016	4,500	4,371
Telecom Italia Capital S.A.
0.767% due 02/01/2011	3,510	3,509
0.899% due 07/18/2011	4,325	4,315
5.250% due 11/15/2013	119	124
5.250% due 10/01/2015	35	36
6.000% due 09/30/2034	122	101
6.999% due 06/04/2018	15,030	15,937
Telefonica Emisiones SAU
5.855% due 02/04/2013	114	122
5.877% due 07/15/2019	20	20
6.221% due 07/03/2017	200	215
6.421% due 06/20/2016	196	214
7.045% due 06/20/2036	75	77
TELUS Corp.
8.000% due 06/01/2011	4,853	4,986
Tenaska Alabama Partners LP
7.000% due 06/30/2021	80	85
Verizon Communications, Inc.
5.250% due 04/15/2013	18,310	19,919
5.350% due 02/15/2011	600	603
5.500% due 04/01/2017	1,735	1,920
5.550% due 02/15/2016	1,900	2,132
5.850% due 09/15/2035	615	638
6.100% due 04/15/2018	65,115	74,076
6.900% due 04/15/2038	14,955	17,501
8.750% due 11/01/2018	1,014	1,326
Verizon Global Funding Corp.
6.875% due 06/15/2012	150	163
7.375% due 09/01/2012	235	260
7.750% due 12/01/2030	9,570	11,905
Verizon New England, Inc.
6.500% due 09/15/2011	300	312

Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	906
Verizon New York, Inc.
7.375% due 04/01/2032	200	225
Verizon Virginia, Inc.
4.625% due 03/15/2013	500	528
Verizon Wireless Capital LLC
2.884% due 05/20/2011	64,400	65,052
3.750% due 05/20/2011	6,400	6,479
5.250% due 02/01/2012	33,400	34,968
5.550% due 02/01/2014	1,262	1,393
8.500% due 11/15/2018	340	446
Virgin Media Finance PLC
9.500% due 08/15/2016	800	908
Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	8,071
8.875% due 11/15/2038	65	94
Vodafone Group PLC
0.572% due 02/27/2012	40,000	40,075
0.642% due 06/15/2011	75	75
5.450% due 06/10/2019	425	468
5.625% due 02/27/2017	353	395
5.750% due 03/15/2016	545	611
6.150% due 02/27/2037	105	113

		3,908,241

Total Corporate Bonds & Notes (Cost $64,768,485)		69,647,346

CONVERTIBLE BONDS & NOTES 0.2%
BANKING & FINANCE 0.0%
Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	4,450
National City Corp.
4.000% due 02/01/2011	43,800	44,073
ProLogis
2.250% due 04/01/2037	10,500	10,474
U.S. Bancorp
0.000% due 09/20/2036	85	84

		59,081

INDUSTRIALS 0.2%
Amgen, Inc.
0.125% due 02/01/2011	79,238	79,535
Chesapeake Energy Corp.
2.250% due 12/15/2038	61,015	47,821
Host Hotels & Resorts LP
2.625% due 04/15/2027	44,500	44,277
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	1,014
Medtronic, Inc.
1.500% due 04/15/2011	20,400	20,502
Transocean, Inc.
1.500% due 12/15/2037	128,200	126,687

		319,836

Total Convertible Bonds & Notes (Cost $366,725)		378,917

MUNICIPAL BONDS & NOTES 3.4%
ALABAMA 0.0%
Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	1,600	1,188

ARIZONA 0.0%
Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	4,826
Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
13.917% due 01/01/2032	4,815	5,261
19.036% due 01/01/2031	3,700	4,714
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
8.500% due 01/01/2032	500	475
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	949
5.500% due 07/01/2037	5,000	4,030
University of Arizona Revenue Bonds, Series 2010
6.423% due 08/01/2035	10,000	10,087

		30,342

ARKANSAS 0.0%
Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	840

CALIFORNIA 1.3%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	68,600	67,054
Alameda County, California Oakland Unified School District General Obligation Bonds, Series 2009
9.500% due 08/01/2034	5,000	5,442
Alameda County, California Unified School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2024	3,500	1,573
0.000% due 08/01/2025	3,000	1,248
Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	7,198
Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	111
Bell, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	443
Burbank, California Revenue Bonds, Series 2010
6.323% due 06/01/2040	25,000	24,482
California State ABC Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	935
California State Bay Area Governments Association Revenue Bonds, (AGM Insured), Series 1994
6.000% due 12/15/2014	5	5
California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	100,235	99,139
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	84,500	84,795
6.918% due 04/01/2040	30,585	30,831
7.043% due 04/01/2050	120,000	121,458
California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, Series 2010
5.944% due 07/01/2040	6,710	6,533
California State Ceres Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	733
0.000% due 08/01/2028	2,825	835
0.000% due 08/01/2029	2,940	805
California State Chino Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	300	142
California State East Side Union High School District General Obligation Bonds, (SGI Insured), Series 2005
0.000% due 08/01/2021	1,985	1,033
0.000% due 08/01/2022	1,490	718
California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,019
California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
5.300% due 09/01/2011	5	5
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	364
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	74,850	79,211
7.500% due 04/01/2034	80,200	83,067
7.550% due 04/01/2039	99,037	102,814
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	185,500	193,356
7.625% due 03/01/2040	100	104
7.950% due 03/01/2036	11,500	11,806
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	50	52
5.950% due 04/01/2016	3,200	3,358
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	68,100	67,705
California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	92
4.000% due 10/01/2017	100	106
California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,257
California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	765
California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	461
California State Northern Power Agency Revenue Bonds, Series 2010
7.311% due 06/01/2040	71,000	71,872
California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	42,000	40,367

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110
California State Public Works Board Revenue Bonds, Series 2010
7.004% due 03/01/2035	63,220	63,313
7.804% due 03/01/2035	12,955	12,790
California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	12,700	12,481
7.021% due 08/01/2040	22,900	22,454
California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	609
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	2,878
6.000% due 06/01/2035	10,000	8,263
6.125% due 06/01/2038	2,000	1,662
6.125% due 06/01/2043	2,000	1,504
California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,540	1,069
5.450% due 06/01/2028	15,000	12,289
California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030	15,500	15,654
California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	1,500	1,314
California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,908
California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,347
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	2,057
5.250% due 07/01/2042	1,250	921
5.500% due 11/01/2038	2,750	2,303
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	16,436
Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,940	1,554
Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,000	974
0.000% due 08/01/2025	3,535	1,460
0.000% due 08/01/2027	2,500	875
Compton, California Community Redevelopment Agency Tax Allocation Bonds, Series 2010
7.740% due 08/01/2024	1,305	1,269
Contra Costa, California Community College District General Obligation Bonds, Series 2010
6.504% due 08/01/2034	35,000	35,170
Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,240
Dixon, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 1998
4.850% due 09/02/2012	70	70
Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	364
0.000% due 10/01/2032	1,265	247
Escondido, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	1,000	345
Eureka, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	2,440	790
Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	953
0.000% due 01/15/2034	5,000	874
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	17,647
5.000% due 06/01/2038	45,000	38,819
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (f)	7,000	3,930
5.000% due 06/01/2033	25,700	17,622
5.125% due 06/01/2047	37,000	22,425
5.750% due 06/01/2047	67,100	45,262
Jurupa, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	614
Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	816
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	55,700	53,034
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	37,000	36,373
7.618% due 08/01/2040	57,500	56,448
Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.600% due 08/01/2042	32,375	32,840
6.680% due 08/01/2036	12,625	12,263
6.750% due 08/01/2049	120,755	124,739
Los Angeles, California Department of Airports Revenue Bonds, Series 2009
6.582% due 05/15/2039	10,875	10,553
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	58,000	54,751
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,000	47,089
6.166% due 07/01/2040	39,690	37,513
6.603% due 07/01/2050	73,300	75,606
Los Angeles, California Department of Water & Power Revenue Notes, (AGM Insured), Series 2005
17.928% due 07/01/2013	12,500	11,056
Los Angeles, California Harbor Department Revenue Bonds, Series 1988
7.600% due 10/01/2018	10	12
Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.750% due 07/01/2034	71,985	67,308
5.755% due 07/01/2029	2,500	2,373
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	69,400	67,362
6.758% due 07/01/2034	69,300	71,845
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	35,600	33,261
5.813% due 06/01/2040	25,000	23,229
Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	410
Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	830
Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60
Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	5,178
Montebello, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2024	1,485	624
Montebello, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	624
0.000% due 08/01/2025	2,830	1,082
0.000% due 08/01/2027	2,775	888
Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,518
Newark, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	3,245	1,215
Northern California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	8,993
Novato, California General Obligation Bonds, (NPFGC Insured), Series 1993
5.000% due 08/01/2011	100	100
Orange County, California Local Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 02/15/2011	50	50
Orange County, California Sanitation District Revenue Bonds, Series 2010
5.580% due 02/01/2040	29,530	27,157
Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	360
0.000% due 12/01/2031	1,230	340
0.000% due 12/01/2032	1,225	316
Paramount, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 09/01/2023	1,750	834

Placer County, California Union High School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2033	10,150	2,047
Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	20,000	20,474
7.200% due 08/01/2039	35,000	35,565
Rocklin, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,258
0.000% due 08/01/2024	5,000	2,227
0.000% due 08/01/2025	4,000	1,648
0.000% due 08/01/2026	4,000	1,520
0.000% due 08/01/2027	4,500	1,541
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	50	50
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2010
6.325% due 08/01/2040	10,000	9,929
Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	4,905	4,611
Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2023	885	408
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2010
6.628% due 07/01/2040	35,000	33,534
San Diego County, California Water Authority Revenue Bonds, Series 2010
6.138% due 05/01/2049	50,000	50,120
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,000	6,603
7.750% due 09/01/2040	5,000	4,631
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	51,880	39,651
San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2010
6.000% due 11/01/2040	10,000	9,482
San Francisco, California City & County Revenue Bonds, Series 2010
5.500% due 10/01/2029	9,180	8,165
5.600% due 10/01/2030	9,520	8,467
5.820% due 10/01/2040	19,315	17,160
San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 1999
0.000% due 08/01/2023	1,770	876
San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2025	10,895	4,709
0.000% due 08/01/2026	12,215	4,917
San Mateo, California Union High School District General Obligation Bonds, Series 2010
6.733% due 09/01/2034	15,745	16,003
Sanger, California Unified School District Certificates of Participation Bonds, Series 2010
5.250% due 07/01/2027	7,345	5,939
Santa Ana, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.000% due 09/01/2019	100	98
Santa Ana, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	852
0.000% due 08/01/2028	3,520	986
0.000% due 08/01/2030	2,500	587
0.000% due 08/01/2031	3,780	811
0.000% due 08/01/2032	3,770	740
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	1,961
Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	809
0.000% due 08/01/2027	3,550	1,319
Shasta, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	430
Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	145	147
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	12,200	11,405
Southern California State Metropolitan Water District General Obligation Bonds, Series 2001
5.250% due 03/01/2013	50	51
Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.906% due 07/01/2025	9,000	9,257
6.538% due 07/01/2039	40,000	40,175
Southern California State Metropolitan Water District Revenue Bonds, Series 2010
6.947% due 07/01/2040	40,000	41,452
Southern California State Public Power Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.250% due 07/01/2011	65	65
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	25,211
Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,260
0.000% due 08/01/2024	2,705	1,205
0.000% due 05/01/2027	2,000	709
Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	817
Stockton, California Public Financing Authority Revenue Bonds, Series 2009
7.942% due 10/01/2038	47,000	47,795
Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,590	2,192
University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	2,000	1,957
University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	37,000	36,563
6.548% due 05/15/2048	55,600	54,295
University of California Revenue Bonds, Series 2009
5.770% due 05/15/2043	18,700	17,638
University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	30,300	30,155
5.946% due 05/15/2045	36,000	32,921
6.296% due 05/15/2050	34,000	31,441
Victor, California Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	496
0.000% due 08/01/2026	2,410	915
Vista, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	1,000	383
West Contra Costa, California Unified School District General Obligation Bonds, Series 2009
8.460% due 08/01/2034	20,115	21,515
Yorba Linda, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	35	35
Yuba City, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	812

		3,072,225

COLORADO 0.0%
Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	769
Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	3,164
0.000% due 09/01/2037	15,000	2,033
Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	815
Colorado State Metro Wastewater Reclamation District Revenue Bonds, Series 2009
5.518% due 04/01/2024	5,000	5,112

		11,893

CONNECTICUT 0.0%
Naugatuck, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	156

DISTRICT OF COLUMBIA 0.1%
District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	160,000	155,749

FLORIDA 0.0%
Austin Trust Various States General Obligation Bonds, Series 2008
8.760% due 06/01/2032	14,375	14,244
Broward County, Florida Revenue Bonds, Series 2010
5.764% due 10/01/2025	15,000	14,742
6.206% due 10/01/2030	15,000	14,415
Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,545
Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.335% due 12/01/2026	2,755	4,218

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	4,017
Seminole County, Florida Revenue Bonds, Series 2010
6.443% due 10/01/2040	34,600	34,852

		89,033

GEORGIA 0.1%
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	115,634	111,959

ILLINOIS 0.5%
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2031	4,500	1,043
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2028	26,000	7,790
Chicago, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	5,303
0.000% due 01/01/2038	29,145	4,411
0.000% due 01/01/2039	32,670	4,598
Chicago, Illinois General Obligation Bonds, Series 2010
6.257% due 01/01/2040	11,000	10,184
7.517% due 01/01/2040	49,400	49,894
Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
7.351% due 01/01/2014	12,465	9,784
Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, Series 2009
5.720% due 12/01/2038	15,000	14,918
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,599	1,506
6.750% due 12/01/2032	3,454	3,143
Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	2,025	2,014
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,820	61,553
6.899% due 12/01/2040	399,640	396,371
Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	61,200	55,866
Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	7,743
6.742% due 11/01/2040	20,000	19,526
Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,858
7.000% due 01/01/2028	2,740	2,361
Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	913
Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,161
5.750% due 05/15/2031	2,000	1,760
6.000% due 11/15/2037 (a)	1,500	0
7.000% due 12/01/2037 (a)	3,481	0
Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	667
Illinois State General Obligation Bonds, Series 2010
6.630% due 02/01/2035	52,500	47,775
6.725% due 04/01/2035	79,400	72,957
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	400	401
3.321% due 01/01/2013	6,200	6,205
4.071% due 01/01/2014	113,300	114,383
4.421% due 01/01/2015	103,300	103,829
4.790% due 04/01/2016	16,800	16,876
5.090% due 04/01/2017	25,300	25,352
5.297% due 04/01/2018	27,000	26,706
5.547% due 04/01/2019	9,900	9,807
Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
15.976% due 06/01/2026	2,315	3,281
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	16,369
0.000% due 12/15/2032	55,000	12,733
0.000% due 12/15/2033	50,000	10,662
0.000% due 06/15/2038	2,460	380
Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	34,200	35,391
Illinois State Toll Highway Authority Revenue Bonds, Series 2009
5.851% due 12/01/2034	20,000	18,780
6.184% due 01/01/2034	10,800	10,587
Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	533

		1,199,374

INDIANA 0.0%
Evansville, Indiana Redevelopment Authority Revenue Bonds, Series 2010
6.960% due 02/01/2034	7,630	7,698
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
6.004% due 01/15/2040	38,000	37,557
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,606
5.750% due 09/01/2042	2,000	1,730

		49,591

IOWA 0.0%
Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,697
Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	22,500	23,645
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	12,822
6.500% due 06/01/2023	46,270	42,561

		80,725

KANSAS 0.0%
Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	386

LOUISIANA 0.0%
East Baton Rouge, Louisiana Sewerage Commission Revenue Bonds, Series 2010
6.087% due 02/01/2045	80,000	77,076
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	18,470

		95,546

MASSACHUSETTS 0.0%
Massachusetts State School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	35,180
Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
7.710% due 08/01/2032	250	251
Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	30,600	34,282

		69,713

MICHIGAN 0.0%
East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	755	547
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (o)	108	94
Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	621
5.000% due 09/01/2036	1,500	997
Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,440	1,235
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	320	228
Michigan State University Revenue Bonds, Series 2010
6.173% due 02/15/2050	50,000	48,793

		52,515

MINNESOTA 0.0%
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	997
Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	73

		1,070

MISSISSIPPI 0.0%
Mississippi State Development Bank Special Obligation Revenue Bonds, Series 2010
6.313% due 01/01/2033	10,000	9,948

MISSOURI 0.0%
Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	1,173
Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	354

		1,527

NEBRASKA 0.0%
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	45,400	44,878

NEVADA 0.2%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	140,800	137,743
Clark County, Nevada Water Reclamation District General Obligation Bonds, Series 2009
5.250% due 07/01/2038	18,285	18,687
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.013% due 06/01/2039	90,000	93,907
7.100% due 06/01/2039	33,000	33,560
7.263% due 06/01/2034	47,500	48,249
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2010
5.650% due 03/01/2035	15,085	14,027
5.700% due 03/01/2040	10,885	10,044

		356,217

NEW JERSEY 0.1%
Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	488
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,210	2,161
New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	124,600	124,884
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,594
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	10,754
5.000% due 06/01/2041	32,755	19,527
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	25,000	24,311
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	655	720
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	134,900	146,343

		330,782

NEW YORK 0.5%
Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,527
Austin Trust Various States Revenue Bonds, Series 2007
9.279% due 06/15/2038	69,000	66,569
Austin Trust Various States Revenue Bonds, Series 2008
12.745% due 11/01/2027	5,000	5,274
13.504% due 11/01/2027	5,000	5,672
East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,151
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,196
New York City, New York General Obligation Bonds, Series 2009
5.985% due 12/01/2036	7,310	7,382
6.435% due 12/01/2035	4,900	4,855
6.491% due 03/01/2021	190	207
New York City, New York General Obligation Bonds, Series 2010
5.968% due 03/01/2036	45,000	44,325
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.440% due 06/15/2043	114,280	107,815
5.790% due 06/15/2041	57,000	54,870
5.882% due 06/15/2044	32,800	32,808
6.124% due 06/15/2042	75,000	71,624
6.282% due 06/15/2042	32,800	32,673
6.491% due 06/15/2042	18,000	18,190
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.267% due 05/01/2027	25,000	23,986
5.508% due 08/01/2037	70,000	67,463
5.572% due 11/01/2038	60,000	58,192
5.808% due 08/01/2030	20,000	19,403
5.932% due 11/01/2036	22,800	21,518
New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	6,803
New York State Counties Tobacco Trust IV Revenue Bonds, Series 2005
6.000% due 06/01/2027	15,265	13,188
New York State Dormitory Authority Revenue Bonds, Series 2009
5.427% due 03/15/2039	25,000	23,181
New York State Dormitory Authority Revenue Bonds, Series 2010
5.289% due 03/15/2033	50,000	46,814
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
10.058% due 09/15/2029	13,810	16,119
New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
9.238% due 07/15/2012	6,820	7,710
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,020	1,126
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.989% due 11/15/2030	40,000	39,177
6.089% due 11/15/2040	40,000	39,076
6.548% due 11/15/2031	27,525	27,020
6.648% due 11/15/2039	80,000	78,262
7.134% due 11/15/2030	3,700	3,750
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	403
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	79,900	77,271
New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	18,183
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.770% due 03/15/2039	54,000	53,458
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225	938

		1,100,179

NORTH CAROLINA 0.0%
Austin Trust Various States Certificates of Participation Bonds, (AGM Insured), Series 2008
13.484% due 05/01/2026	4,880	5,396
North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	762
North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,291
North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	36,200	37,696

		45,145

NORTH DAKOTA 0.0%
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400	4,967

OHIO 0.3%
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2010
6.540% due 12/01/2036	2,980	2,872
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.449% due 02/15/2044	86,000	83,914
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
5.939% due 02/15/2047	50,000	45,526
8.084% due 02/15/2050	176,400	187,972
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	7,454
5.875% due 06/01/2030	13,800	10,024
5.875% due 06/01/2047	386,400	254,788
6.500% due 06/01/2047	16,900	12,259
Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	320	326
Princeton, Ohio City School District General Obligations Bonds, Series 2010
6.390% due 12/01/2047	20,000	18,742
University of Toledo, Ohio Revenue Bonds, Series 2009
7.100% due 06/01/2026	5,000	5,149
7.875% due 06/01/2031	7,000	7,061

		636,087

OREGON 0.0%
Oregon State Department of Administrative Services Certificate of Participation Bonds, Series 2010
6.130% due 05/01/2030	16,025	16,239
6.180% due 05/01/2035	18,170	18,257

		34,496

PENNSYLVANIA 0.1%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	708
5.375% due 11/15/2040	50,800	33,988
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	444
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2010
6.532% due 06/15/2039	32,000	31,125

Pennsylvania State Economic Development Financing Authority Revenue Notes, Series 2010
5.101% due 06/15/2019	1,100	1,098
Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039	900	883
Philadelphia, Pennsylvania School District General Obligation Bonds, Series 2010
6.615% due 06/01/2030	7,000	6,841
6.765% due 06/01/2040	25,000	23,963
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	284

		99,334

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	4,785
0.000% due 08/01/2054	77,000	3,874
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	939

		9,598

RHODE ISLAND 0.0%
Rhode Island State Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	154
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	6,738

		6,892

SOUTH CAROLINA 0.0%
South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750	517

SOUTH DAKOTA 0.0%
Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,451

TENNESSEE 0.0%
Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325	1,096
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 (a)	5,000	275

		1,371

TEXAS 0.2%
Austin Trust Various States Revenue Bonds, Series 2008
8.763% due 08/15/2030	6,595	6,691
Bexar County, Texas General Obligation Bonds, Series 2009
6.628% due 06/15/2039	30,000	30,014
Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
8.724% due 02/15/2014	6,500	6,668
Dallas County, Texas Hospital District General Obligation Bonds, Series 2009
6.171% due 08/15/2034	500	505
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
5.999% due 12/01/2044	140	145
Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	150,000	151,180
North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	75	74
North Texas State Tollway Authority Revenue Bonds, Series 2010
8.910% due 02/01/2030	50,500	51,722
San Antonio, Texas General Obligation Bonds, Series 2010
6.038% due 08/01/2040	10,500	10,468
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	700	699
Texas State General Obligation Bonds, Series 2009
5.517% due 04/01/2039	19,625	20,005
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
15.732% due 02/15/2032	4,690	5,684
18.483% due 02/15/2028	5,565	7,202
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF/GTD Insured), Series 2008
13.330% due 02/15/2012	3,985	4,174
Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	81,500	80,820
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000	6,336
0.000% due 08/15/2025	19,990	8,076
Victoria, Texas General Obligation Bonds, Series 2009
6.124% due 08/15/2030	5,000	4,951
Willacy County, Texas Local Government Corp. Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,340	5,478

		400,892

UTAH 0.0%
Spanish Fork, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	596
Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320	1,045
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	201
Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2029	10,000	3,382
Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	480	505

		5,729

VIRGINIA 0.0%
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (f)	11,000	6,187

WASHINGTON 0.0%
Spokane County, Washington Revenue Bonds, Series 2009
6.474% due 12/01/2029	8,000	8,205
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200	6,433
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,305
Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	12,591
Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	6,955

		35,489

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	160,905	111,782

WISCONSIN 0.0%
Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250	987
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250	1,828

		2,815

Total Municipal Bonds & Notes (Cost $8,398,507)		8,268,588

U.S. GOVERNMENT AGENCIES 49.1%
Bolivia Government AID Bond
0.376% due 02/01/2019	4,000	3,835
Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (c)	27	25
0.000% due 10/09/2019	13,300	8,416
0.321% due 07/25/2037	831	820
0.375% due 12/28/2012	871,900	866,792
0.381% due 03/25/2034	222	220
0.391% due 03/25/2036	8,454	7,869
0.411% due 08/25/2034	197	189
0.461% due 05/25/2035 - 10/27/2037	101,171	101,021
0.500% due 10/30/2012	1,795,700	1,790,491
0.501% due 06/25/2032	38	38
0.511% due 03/25/2035	49	49
0.561% due 12/25/2028 - 02/25/2032	68	68
0.571% due 04/25/2037	181,995	182,469
0.581% due 06/25/2037	43	43
0.611% due 07/25/2021 - 03/25/2044	18,898	18,889
0.625% due 09/24/2012	217,400	217,718
0.661% due 04/18/2028 - 11/25/2036	16,731	16,785
0.671% due 09/25/2035	43,137	43,143
0.706% due 02/25/2037	53,506	53,526
0.711% due 10/18/2030 - 09/25/2037	15,654	15,676
0.731% due 08/25/2021 - 03/25/2022	25	25
0.750% due 12/18/2013 (l)	2,775,600	2,746,598

0.761% due 03/25/2017 - 04/25/2038	144,328	145,724
0.811% due 12/18/2031	340	343
0.841% due 08/25/2037	27,722	27,904
0.861% due 05/25/2030	367	367
0.881% due 11/25/2013 - 08/25/2022	67	68
0.891% due 05/25/2040	4,142	4,172
0.911% due 05/25/2030	367	367
0.931% due 10/25/2023 - 03/25/2024	2,215	2,246
0.961% due 06/25/2040	118,188	119,020
0.991% due 06/25/2040	32,937	33,193
1.000% due 09/23/2013 - 09/25/2023	264,600	264,377
1.011% due 06/25/2040	71,250	71,829
1.081% due 01/25/2022 - 12/25/2039	5,964	6,052
1.111% due 01/25/2022	80	81
1.125% due 09/30/2013	50,455	50,598
1.131% due 12/25/2021	35	35
1.161% due 04/25/2032	46	47
1.181% due 04/25/2021	2	2
1.250% due 08/20/2013	59,500	59,927
1.281% due 04/25/2023	234	240
1.381% due 04/01/2027	34	35
1.530% due 07/01/2042 - 10/01/2044	45,998	45,761
1.531% due 12/01/2044	4,989	4,996
1.580% due 09/01/2041	48	48
1.625% due 10/26/2015 - 01/01/2021	964,516	941,174
1.730% due 10/01/2030 - 10/01/2040	3,177	3,228
1.747% due 06/01/2035	1,573	1,581
1.750% due 02/22/2013 - 05/07/2013	369,200	377,285
1.896% due 04/01/2027	39	41
1.910% due 06/01/2030	43	43
1.920% due 11/01/2023	29	30
2.000% due 02/01/2020 - 02/01/2022	177	183
2.027% due 05/01/2023	134	136
2.039% due 01/01/2020	426	432
2.072% due 12/01/2020	401	408
2.096% due 01/01/2035	9,388	9,659
2.108% due 03/01/2019	605	618
2.110% due 12/01/2034	204	210
2.121% due 01/01/2035	12,625	12,975
2.122% due 09/01/2035	132	136
2.138% due 12/01/2034	228	235
2.145% due 12/01/2034	93	95
2.154% due 10/01/2034	1,840	1,908
2.170% due 01/01/2035	9,662	9,913
2.178% due 01/01/2035	216	223
2.209% due 09/01/2022	102	104
2.213% due 11/01/2034	1,882	1,943
2.221% due 03/01/2034	7,453	7,731
2.272% due 02/01/2034	58	60
2.276% due 08/01/2025	821	855
2.298% due 11/01/2035	4,114	4,220
2.299% due 06/01/2021	358	370
2.315% due 12/01/2023	176	180
2.322% due 12/01/2034	1,334	1,388
2.346% due 10/01/2034	1,832	1,901
2.347% due 05/01/2035	242	250
2.348% due 12/01/2033	417	433
2.355% due 09/01/2023 - 05/01/2024	142	147
2.361% due 11/01/2035	17,305	17,984
2.374% due 06/01/2023	83	85
2.388% due 05/01/2034	487	507
2.403% due 11/01/2035	485	502
2.407% due 12/01/2034	99	104
2.409% due 10/01/2024	23	23
2.424% due 11/01/2025	125	130
2.426% due 07/01/2024	271	282
2.429% due 03/01/2025	643	670
2.435% due 11/01/2034 - 02/01/2035	3,521	3,642
2.436% due 11/01/2035	3,274	3,407
2.438% due 11/01/2025	133	138
2.440% due 11/01/2023 - 01/01/2036	966	1,005
2.450% due 12/01/2023 - 01/01/2024	113	116
2.461% due 10/01/2034	366	380
2.470% due 04/01/2027 - 06/01/2035	1,904	1,993
2.472% due 11/01/2034	58	61
2.474% due 01/01/2026	133	139
2.475% due 05/01/2022 - 04/01/2033	82	86
2.487% due 12/01/2035	17	18
2.489% due 12/01/2022	23	24
2.492% due 08/01/2027	1,186	1,240
2.493% due 08/01/2032	50	53
2.496% due 05/01/2025	168	176
2.499% due 10/01/2024 - 03/01/2033	268	280
2.500% due 05/15/2014	54,800	56,902
2.504% due 11/01/2032	91	95
2.507% due 11/01/2025	440	461
2.515% due 12/01/2025 - 09/01/2029	155	162
2.518% due 06/01/2025 - 09/01/2033	223	234
2.526% due 02/01/2027	251	262
2.530% due 03/01/2035	59	62
2.537% due 05/01/2033	234	241
2.540% due 01/01/2036	539	565
2.545% due 08/01/2033	26	27
2.546% due 11/01/2025	24	25
2.553% due 08/01/2026	101	105
2.555% due 05/01/2024	73	77
2.560% due 12/01/2025	275	287
2.562% due 07/01/2035	141	147
2.563% due 04/01/2024	230	232
2.570% due 06/01/2034	25	26
2.575% due 06/01/2024	26	27
2.579% due 09/01/2024	126	132
2.580% due 07/01/2033	16	17
2.585% due 03/01/2026	50	52
2.593% due 03/01/2035	1,192	1,241
2.595% due 07/01/2026 - 09/01/2035	1,897	1,981
2.602% due 04/01/2027	46	49
2.603% due 05/01/2035	23,003	24,017
2.611% due 05/01/2030	13	13
2.614% due 02/01/2028	44	46
2.619% due 06/01/2025 - 05/01/2026	366	384
2.623% due 09/01/2034	1,118	1,156
2.629% due 02/01/2035	3,380	3,530
2.631% due 05/25/2035	22,652	23,341
2.642% due 06/01/2035	6,917	7,233
2.643% due 09/01/2035	7,830	8,103
2.650% due 06/01/2030	98	98
2.655% due 12/01/2023	53	55
2.664% due 12/01/2034 - 06/01/2035	11,438	11,976
2.667% due 02/01/2036	287	300
2.669% due 10/01/2023 - 03/01/2034	6,750	7,038
2.672% due 05/01/2035	3,744	3,918
2.676% due 11/01/2035	12,436	13,002
2.677% due 08/01/2023	52	53
2.683% due 06/01/2035	160	167
2.688% due 11/01/2034 - 02/01/2035	3,871	4,055
2.689% due 02/01/2035	7,217	7,526
2.690% due 11/01/2025	66	69
2.700% due 10/01/2027	96	101
2.710% due 11/01/2023	14	15
2.720% due 07/01/2026 - 07/01/2035	2,932	3,075
2.725% due 10/01/2034	3,613	3,779
2.729% due 08/01/2035	1,277	1,339
2.732% due 09/01/2034	15,759	16,506
2.739% due 11/01/2035	550	576
2.750% due 02/05/2014 - 11/01/2026	77,387	80,936
2.758% due 12/01/2030	13	14
2.762% due 03/01/2036	355	373
2.765% due 05/01/2035	14,444	15,088
2.768% due 04/01/2034	277	288
2.769% due 07/01/2034	3,889	4,064
2.782% due 12/01/2027	257	269
2.783% due 10/01/2026	10	11
2.787% due 02/01/2035	3,127	3,252
2.800% due 08/01/2031 - 08/01/2035	922	964
2.804% due 08/01/2035	6,824	7,145
2.808% due 11/01/2034	1,674	1,749
2.820% due 06/01/2033	100	105
2.835% due 09/01/2017	450	451
2.836% due 09/01/2035	6,547	6,860
2.850% due 12/01/2026	12	12
2.853% due 08/01/2035	296	307
2.875% due 12/11/2013	71,600	75,321
2.881% due 12/01/2024	12	12
2.884% due 09/01/2035	1,615	1,689
2.904% due 10/01/2020	15	15
2.914% due 11/01/2031	177	178
2.916% due 07/01/2035	2,626	2,756
2.922% due 08/01/2035	49	51
2.943% due 07/01/2017	617	622
2.945% due 06/01/2035	983	1,034
2.948% due 05/01/2014	42	44
2.950% due 08/01/2035	3,347	3,514
2.963% due 03/01/2033	124	125
2.972% due 08/01/2027	31	32
2.973% due 04/01/2026	15	15
2.980% due 09/01/2035	208	218
2.983% due 09/01/2024	90	91
3.000% due 09/16/2014 - 11/01/2027	57,845	60,981
3.018% due 07/01/2035	1,621	1,696
3.028% due 07/01/2035	1,825	1,910
3.133% due 08/01/2027	840	884
3.147% due 02/01/2033	1	2

3.220% due 07/01/2019	10	10
3.250% due 10/01/2024	4	4
3.275% due 11/01/2024	1,439	1,469
3.325% due 10/01/2020	27	27
3.407% due 05/01/2030	12	12
3.415% due 01/01/2018	71	73
3.424% due 12/01/2018	17	17
3.461% due 07/01/2019	70	70
3.500% due 10/01/2040 - 12/01/2040	76,491	73,150
3.538% due 02/01/2028	469	475
3.544% due 09/01/2019	532	546
3.685% due 09/01/2014	12	12
3.713% due 11/01/2019	112	112
3.750% due 01/01/2020	8	8
3.767% due 10/01/2019	129	135
3.820% due 06/01/2023	18	19
3.875% due 08/01/2024	89	92
4.000% due 06/01/2013 - 12/01/2041	9,428,081	9,406,818
4.006% due 07/01/2021	23	24
4.125% due 04/15/2014	266,600	290,985
4.148% due 06/01/2015	109	114
4.200% due 05/01/2021	6	6
4.239% due 08/01/2027	79	83
4.277% due 07/01/2024	114	120
4.321% due 02/01/2021	45	47
4.348% due 04/01/2034	15	15
4.375% due 03/15/2013 - 04/01/2017	655,628	711,935
4.390% due 09/01/2028	225	232
4.409% due 03/01/2023	224	224
4.441% due 02/01/2028	28	28
4.478% due 05/01/2023	286	291
4.500% due 12/01/2012 - 02/01/2041	38,013,983	39,044,285
4.538% due 09/01/2021	7	7
4.565% due 09/01/2021	11	11
4.573% due 04/01/2038	28	30
4.604% due 12/01/2017	587	617
4.617% due 12/01/2036	811	847
4.625% due 10/15/2013 - 10/15/2014	223,100	245,683
4.680% due 12/01/2012	349	366
4.733% due 04/01/2018	137	144
4.756% due 03/01/2035	87	91
4.770% due 11/01/2012	48	50
4.786% due 03/01/2035	254	266
4.814% due 08/01/2022	804	803
4.825% due 02/01/2020	36	36
4.829% due 09/01/2034	918	967
4.856% due 02/01/2013	318	336
4.870% due 05/01/2013	124	130
4.871% due 04/01/2013	46	48
4.873% due 04/01/2035	2,898	3,046
4.914% due 10/01/2027	196	205
4.959% due 02/01/2013	386	399
5.000% due 03/02/2015 - 01/01/2041	16,681,857	17,543,840
5.023% due 06/01/2035	2,301	2,451
5.025% due 11/01/2022	17	17
5.035% due 03/01/2024	22	23
5.099% due 10/01/2035	1,919	2,042
5.107% due 09/01/2035	2,949	3,140
5.118% due 09/01/2035	2,460	2,618
5.122% due 07/01/2035	1,462	1,557
5.131% due 11/01/2035	2,018	2,148
5.146% due 06/01/2029	58	60
5.148% due 11/01/2035	2,482	2,644
5.157% due 02/01/2016	191	210
5.159% due 10/01/2035	1,827	1,938
5.166% due 08/01/2035	1,770	1,886
5.168% due 07/01/2035	2,458	2,619
5.179% due 10/01/2035	3,223	3,433
5.185% due 08/01/2035	2,262	2,410
5.201% due 08/01/2035	2,017	2,148
5.215% due 09/01/2035	1,787	1,899
5.222% due 12/01/2035	2,256	2,406
5.224% due 09/01/2035	38	40
5.244% due 07/01/2035	1,563	1,665
5.250% due 08/01/2012	110	118
5.269% due 11/01/2035	11	12
5.278% due 10/01/2035	2,626	2,795
5.285% due 09/01/2035	2,391	2,545
5.290% due 11/25/2033	1,054	1,138
5.302% due 02/01/2021	57	57
5.310% due 08/25/2033	3,374	3,644
5.318% due 10/01/2035 - 11/01/2035	6,306	6,727
5.325% due 11/01/2035	2,833	3,024
5.327% due 01/01/2036	45	48
5.370% due 08/25/2043	2,164	2,337
5.375% due 06/12/2017 - 03/01/2023	175	194
5.378% due 01/01/2036	2,247	2,396
5.395% due 05/01/2036	1,283	1,348
5.410% due 09/01/2012	272	284
5.445% due 12/01/2017	4	4
5.451% due 01/01/2037	286	303
5.477% due 01/01/2037	301	318
5.500% due 02/01/2012 - 01/01/2041	14,850,149	15,916,440
5.513% due 03/01/2036	1,737	1,857
5.529% due 01/01/2036	1,366	1,456
5.573% due 03/01/2036	1,019	1,088
5.583% due 02/01/2036	3,208	3,434
5.593% due 12/01/2035	1,468	1,573
5.644% due 02/01/2036	301	322
5.647% due 03/01/2036	2,232	2,391
5.673% due 09/01/2036	5	5
5.716% due 03/01/2023	548	585
5.723% due 03/01/2036	2,669	2,865
5.747% due 04/01/2036	9	10
5.750% due 12/20/2027 - 08/25/2034	1,888	2,030
5.769% due 09/01/2037	20	21
5.780% due 09/01/2012	462	485
5.790% due 10/01/2017	386	417
5.800% due 02/09/2026 (l)	50,000	50,221
5.807% due 05/01/2037	44	46
5.839% due 06/25/2037 (b)	6,478	590
5.846% due 12/01/2036	135	143
5.861% due 06/01/2036	417	448
5.862% due 07/01/2032	81	86
5.899% due 10/01/2011	620	627
5.915% due 02/01/2012	748	772
5.930% due 06/01/2022	30	31
5.939% due 11/01/2011	108	110
5.950% due 02/25/2044	500	551
5.953% due 06/21/2027	200	205
5.989% due 05/25/2037 - 01/25/2040 (b)	42,680	5,876
6.000% due 07/01/2011 - 10/25/2044	7,825,437	8,530,569
6.004% due 09/01/2036	31	33
6.069% due 05/01/2011	395	395
6.112% due 02/01/2012	478	495
6.160% due 08/01/2017	152	165
6.200% due 05/01/2011 - 01/01/2012	610	617
6.250% due 02/25/2029	1,308	1,400
6.280% due 06/15/2027	166,000	174,005
6.289% due 07/25/2036 (b)	4,984	668
6.290% due 02/25/2029	500	572
6.300% due 10/17/2038	5,016	5,480
6.339% due 06/25/2037 (b)	5,469	629
6.389% due 07/25/2037 (b)	7,841	1,050
6.390% due 05/25/2036	4,495	4,617
6.465% due 12/25/2042	22,194	25,677
6.500% due 07/01/2011 - 02/25/2047	179,998	202,262
6.750% due 10/25/2023	221	260
6.795% due 11/01/2021	38	38
6.900% due 05/25/2023	33	36
6.960% due 07/01/2019	156	171
7.000% due 03/01/2011 - 01/25/2048	18,369	20,710
7.051% due 08/25/2037	496	562
7.196% due 03/25/2039	39	42
7.239% due 09/25/2038 (b)	3,470	443
7.250% due 01/01/2023	688	768
7.360% due 04/01/2011	263	263
7.375% due 05/25/2022	740	874
7.500% due 07/01/2011 - 07/25/2041	4,962	5,579
7.750% due 01/25/2022	1,103	1,250
7.780% due 01/01/2018	1,953	2,175
7.800% due 10/25/2022 - 06/25/2026	195	232
8.000% due 06/01/2012 - 07/01/2032	3,190	3,776
8.000% due 08/18/2027 (b)	7	2
8.060% due 04/01/2030	1,641	1,907
8.080% due 04/01/2030	904	1,018
8.200% due 03/10/2016 - 04/25/2025	23	29
8.490% due 06/01/2025	811	935
8.500% due 08/01/2011 - 07/01/2037	3,273	3,795
8.500% due 01/01/2018 (b)	4	1
8.750% due 01/25/2021	147	169
9.000% due 04/01/2017 - 11/01/2025	1,014	1,202
9.000% due 06/25/2022 (b)	31	6
9.162% due 09/25/2028	267	267
9.250% due 04/25/2018	15	16
9.300% due 05/25/2018 - 08/25/2019	47	56
9.500% due 01/01/2018 - 03/01/2026	561	654
10.000% due 11/01/2013 - 05/01/2022	95	105
10.500% due 11/01/2013 - 04/01/2022	11	13
11.000% due 11/01/2013 - 11/01/2020	87	100
11.485% due 09/25/2033	175	170
11.500% due 08/20/2016 - 11/01/2019	3	3
13.250% due 09/01/2011	2	2
14.750% due 08/01/2012	3	4

15.000% due 10/15/2012	8	9
15.473% due 06/25/2036	532	546
15.500% due 10/01/2012 - 12/01/2012	1	1
15.750% due 12/01/2011 - 08/01/2012	2	2
16.000% due 09/01/2012 - 12/01/2012	4	4
903.212% due 08/25/2021 (b)	0	4
1000.000% due 04/25/2022	0	3
Farmer Mac
6.772% due 01/25/2013	599	599
7.496% due 01/25/2012	762	760
7.773% due 01/25/2012	305	304
7.778% due 07/25/2012	588	588
7.779% due 07/25/2011	198	198
8.008% due 01/25/2012	1,054	1,053
Federal Farm Credit Bank
1.875% due 12/07/2012	300	307
Federal Home Loan Bank
0.875% due 08/22/2012 - 12/27/2013	558,200	558,409
1.375% due 06/08/2012	250	253
1.625% due 09/26/2012	50,000	50,900
2.000% due 09/14/2012	109,000	111,634
3.125% due 12/13/2013	113,000	119,293
3.625% due 10/18/2013	37,100	39,642
4.750% due 12/12/2014	100	112
5.000% due 03/14/2014	70	78
5.625% due 06/13/2016	175	190
Federal Housing Administration
1.000% due 12/01/2018	1,983	1,983
6.780% due 07/25/2040	7,077	6,971
6.880% due 02/01/2041	10,787	10,721
6.896% due 07/01/2020	7,146	7,074
6.960% due 05/01/2016	162	161
6.997% due 09/01/2019	24	24
7.110% due 05/01/2019	1,558	1,548
7.315% due 08/01/2019	3,074	3,077
7.350% due 04/01/2019 - 11/01/2020	511	511
7.375% due 02/01/2018	125	125
7.380% due 04/01/2041	2,345	2,350
7.400% due 01/25/2020	904	903
7.430% due 10/01/2018 - 06/01/2024	6,798	6,755
7.430% due 12/01/2018 (a)	340	337
7.450% due 05/01/2021	2,054	2,050
7.460% due 01/01/2023	46	46
7.465% due 11/01/2019	1,624	1,624
7.500% due 03/01/2032	3,008	3,001
7.580% due 12/01/2040	7,024	7,022
7.630% due 08/01/2041	16,864	16,892
7.780% due 11/01/2040	7,027	7,041
Freddie Mac
0.000% due 08/15/2033 - 10/15/2033 (c)	1,512	1,320
0.301% due 12/25/2036	10,972	10,909
0.410% due 07/15/2019	15,789	15,770
0.500% due 05/15/2036	55	55
0.510% due 07/15/2034	783	782
0.515% due 11/26/2012	474,800	473,497
0.521% due 08/25/2031	342	333
0.610% due 12/15/2029 - 06/15/2031	2,667	2,670
0.625% due 10/30/2012	391,000	390,933
0.660% due 06/15/2018 - 03/15/2035	31,131	31,137
0.710% due 06/15/2023 - 12/15/2031	71	71
0.760% due 06/15/2030 - 12/15/2032	357	359
0.840% due 07/15/2037	8,126	8,175
0.875% due 10/28/2013	329,000	327,506
0.960% due 08/15/2037	6,761	6,822
0.970% due 10/15/2037	1,677	1,694
0.980% due 05/15/2037 - 09/15/2037	7,473	7,549
1.000% due 08/28/2012	25,000	25,176
1.125% due 07/27/2012	235,000	237,209
1.261% due 05/25/2043	10,373	10,661
1.312% due 02/15/2021	13	13
1.542% due 10/25/2044 - 02/25/2045	47,916	47,171
1.742% due 07/25/2044	5,945	5,831
1.875% due 04/01/2017	3	3
2.000% due 12/01/2016 - 06/01/2017	94	97
2.020% due 10/25/2023	716	733
2.147% due 06/01/2022	9	9
2.182% due 05/01/2023	130	135
2.279% due 03/01/2035	2,303	2,380
2.349% due 02/01/2018	84	86
2.382% due 12/01/2022	13	14
2.390% due 11/01/2026	310	322
2.394% due 07/01/2023	202	211
2.407% due 06/01/2033	316	327
2.421% due 11/01/2023	157	163
2.469% due 03/01/2024	205	215
2.472% due 07/01/2032	2	2
2.474% due 06/01/2021	321	334
2.486% due 09/01/2023	146	152
2.490% due 10/01/2023 - 01/01/2034	4,809	5,017
2.492% due 11/01/2035	19,845	20,556
2.499% due 04/01/2023	11	11
2.500% due 01/07/2014 - 04/01/2024	82,049	85,297
2.505% due 09/01/2028	3	3
2.507% due 04/01/2029	118	122
2.518% due 07/01/2020	115	121
2.520% due 09/01/2035	91	95
2.521% due 07/01/2023 - 10/01/2023	186	189
2.524% due 04/01/2025	72	76
2.529% due 07/01/2025	440	460
2.534% due 10/01/2023 - 05/01/2035	23,291	24,340
2.535% due 04/01/2025	2	2
2.536% due 06/01/2024	336	351
2.540% due 11/01/2028	436	458
2.546% due 04/01/2025	12	12
2.550% due 10/01/2026	254	265
2.569% due 08/01/2023	86	89
2.574% due 06/01/2022	351	368
2.580% due 08/01/2023	879	919
2.590% due 06/01/2022	83	86
2.591% due 02/01/2025	16	16
2.597% due 07/01/2024	53	56
2.606% due 10/01/2023 - 10/01/2024	160	167
2.607% due 05/01/2023	53	53
2.610% due 07/01/2022	91	95
2.611% due 02/01/2023	71	74
2.615% due 09/01/2023	64	64
2.624% due 06/01/2035	3,095	3,229
2.625% due 12/01/2023	109	114
2.631% due 05/01/2023	54	57
2.634% due 09/01/2023	459	479
2.650% due 06/01/2020	70	72
2.653% due 10/01/2024	19	20
2.658% due 08/01/2023	398	416
2.661% due 01/01/2028	19	20
2.667% due 08/01/2035	224	234
2.678% due 02/01/2026	371	390
2.688% due 09/01/2035	56	58
2.694% due 02/01/2036	679	704
2.700% due 06/01/2024	228	240
2.708% due 08/01/2035	751	787
2.723% due 08/01/2023	73	76
2.725% due 10/01/2023	97	101
2.744% due 09/01/2023	326	341
2.745% due 10/01/2035	17,246	18,004
2.750% due 10/01/2035	14,238	14,867
2.778% due 07/01/2033	27	28
2.780% due 07/01/2027	18	19
2.795% due 06/01/2030	361	380
2.800% due 07/01/2035	32	33
2.804% due 01/01/2024	32	32
2.813% due 07/01/2030	783	821
2.815% due 08/01/2023	1	1
2.881% due 11/01/2035	14,561	15,279
2.885% due 03/01/2035	22	23
2.887% due 10/01/2035	36,625	38,287
2.903% due 09/01/2035	9,579	10,017
2.911% due 08/01/2035	49	52
2.923% due 10/01/2035	15,765	16,552
2.939% due 08/01/2023	40	42
2.942% due 07/01/2035	9,935	10,454
2.946% due 07/01/2032	79	83
2.979% due 07/01/2019	178	187
3.000% due 07/28/2014	35,300	37,191
3.004% due 09/01/2035	63	66
3.058% due 11/01/2034	108	114
3.142% due 12/01/2026	555	557
3.265% due 05/01/2020	55	56
3.292% due 01/01/2022	71	71
3.500% due 05/29/2013 - 12/01/2040	104,744	101,561
3.532% due 05/01/2021	1,021	1,057
3.546% due 03/01/2022	903	939
3.590% due 08/15/2032	3,450	3,477
3.670% due 12/01/2018	213	214
3.750% due 11/15/2017	490	502
3.780% due 02/01/2019	111	111
3.834% due 09/01/2023	26	27
3.875% due 09/01/2018	47	50
3.887% due 01/01/2021	35	35
3.939% due 10/01/2022	41	43
3.989% due 05/01/2022	21	22
4.000% due 04/01/2011 - 01/01/2041	5,334,495	5,300,590
4.125% due 09/27/2013	82,100	89,024
4.230% due 10/25/2023	143	140
4.242% due 01/01/2035	345	360
4.310% due 10/01/2020	7	7
4.375% due 07/17/2015	184,000	203,166
4.480% due 02/01/2021	5	6
4.500% due 01/15/2013 - 01/01/2041	3,026,358	3,139,614

4.530% due 01/01/2019	47	47
4.659% due 03/01/2021	447	449
4.680% due 03/01/2035	547	572
4.699% due 04/01/2036	1,161	1,218
4.785% due 04/01/2029	31	32
4.822% due 07/01/2019	4	4
4.824% due 10/01/2035	2,574	2,707
4.841% due 05/01/2020	13	14
4.875% due 11/15/2013	44,100	48,916
4.935% due 10/01/2020	199	199
5.000% due 01/30/2014 - 02/01/2038	227,803	245,174
5.075% due 01/01/2019	1	1
5.083% due 10/01/2035	2,696	2,866
5.105% due 05/01/2018	45	48
5.125% due 07/15/2012	100,000	106,949
5.137% due 01/01/2036	10	11
5.151% due 05/01/2018	180	181
5.189% due 05/01/2037	251	265
5.228% due 05/01/2018	171	172
5.244% due 09/01/2037	35	37
5.250% due 04/18/2016	100	115
5.319% due 12/01/2035	1,661	1,771
5.341% due 12/01/2037	222	236
5.389% due 11/01/2035	1,565	1,672
5.457% due 06/01/2037	35	38
5.465% due 02/01/2038	81	86
5.500% due 09/01/2012 - 07/01/2047	1,146,119	1,224,134
5.528% due 01/01/2037	395	417
5.561% due 07/01/2036	20	21
5.608% due 04/01/2036	8	8
5.699% due 03/01/2036	1,352	1,450
5.713% due 05/01/2036	750	785
5.728% due 02/01/2037	41	44
5.760% due 02/01/2037	34	36
5.858% due 05/01/2037	83	88
5.868% due 04/01/2036	1,807	1,944
5.900% due 06/15/2022	200	213
5.950% due 06/15/2028	47,955	48,779
5.990% due 02/15/2038 (b)	5,721	633
6.000% due 01/01/2011 - 01/01/2041	1,320,023	1,433,944
6.250% due 12/15/2028	860	944
6.390% due 11/15/2036 (b)	53,472	8,036
6.500% due 01/01/2011 - 10/25/2043	239,334	262,115
6.950% due 07/15/2021 - 08/15/2021	83	94
7.000% due 01/01/2011 - 10/25/2043	30,772	34,765
7.000% due 09/15/2023 (b)	18	3
7.400% due 02/01/2021	657	656
7.500% due 05/01/2011 - 11/01/2037	12,318	13,614
7.645% due 05/01/2025	7,052	7,970
7.800% due 09/15/2020	8	9
8.000% due 01/01/2012 - 09/15/2024	2,734	3,198
8.250% due 06/01/2016 - 06/15/2022	465	561
8.500% due 07/01/2014 - 06/01/2030	1,567	1,668
8.610% due 10/15/2033	2,962	2,833
8.614% due 10/15/2033	1,721	1,642
8.689% due 11/15/2033	2,417	2,304
8.750% due 12/15/2020	71	88
8.900% due 11/15/2020	571	656
9.000% due 08/01/2016 - 07/01/2030	441	494
9.000% due 05/01/2022 (b)	3	1
9.250% due 07/01/2017	2	2
9.500% due 09/01/2016 - 12/01/2022	479	548
10.000% due 06/01/2017 - 03/01/2021	28	31
10.500% due 10/01/2017 - 01/01/2021	10	12
11.000% due 09/01/2015 - 05/01/2020	5	5
13.250% due 10/01/2013	32	35
14.000% due 04/01/2016	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	3
Ginnie Mae
0.561% due 05/20/2037	160,101	159,789
0.661% due 06/16/2031 - 03/16/2032	438	440
0.711% due 11/16/2029 - 10/16/2030	484	486
0.761% due 02/16/2030 - 04/16/2032	2,624	2,643
0.811% due 12/16/2025	74	75
0.861% due 02/16/2030	1,789	1,807
0.911% due 02/16/2030	747	753
1.190% due 02/20/2060	49,131	48,461
1.211% due 03/20/2031	125	126
2.625% due 07/20/2017 - 09/20/2033	27,342	28,006
2.750% due 02/20/2032	905	930
3.000% due 08/20/2020 - 11/20/2032	508	522
3.125% due 12/20/2018 - 10/20/2033	21,771	22,414
3.130% due 04/16/2016	510	514
3.250% due 01/20/2028 - 03/20/2030	5,579	5,751
3.375% due 02/20/2017 - 05/20/2032	44,596	46,006
3.500% due 12/20/2017 - 12/15/2040	18,293	17,669
3.875% due 01/20/2025	13	14
4.000% due 12/20/2015 - 02/01/2041	65,564	65,781
4.500% due 11/16/2028 - 12/01/2040	91,708	95,510
4.750% due 07/20/2035	1,893	1,925
5.000% due 10/20/2029 - 07/20/2034	955	994
5.196% due 10/16/2037	1,500	1,643
5.244% due 04/16/2038	1,560	1,711
5.500% due 05/15/2021 - 01/01/2041	6,869	7,428
6.000% due 03/15/2013 - 01/01/2041	892,893	983,213
6.250% due 03/16/2029	469	509
6.339% due 08/16/2033 (b)	2,832	437
6.500% due 04/15/2026 - 07/15/2040	71,591	79,228
6.670% due 08/15/2040	894	894
6.750% due 06/20/2028 - 10/16/2040	27,760	30,181
7.000% due 06/15/2011 - 10/15/2034	5,170	5,737
7.500% due 06/15/2011 - 03/15/2032	6,315	7,208
7.700% due 03/15/2041	6,407	6,512
7.750% due 08/20/2025 - 12/15/2040	1,540	1,646
8.000% due 10/15/2011 - 10/20/2031	1,014	1,181
8.250% due 04/15/2020	56	64
8.300% due 06/15/2019	14	16
8.500% due 07/15/2016 - 04/15/2031	808	961
9.000% due 04/20/2016 - 01/15/2031	749	872
9.250% due 12/20/2016	1	1
9.500% due 05/15/2016 - 07/15/2025	265	301
10.000% due 02/15/2013 - 02/15/2025	275	309
10.250% due 02/20/2019	8	9
10.500% due 12/15/2015 - 09/15/2021	88	96
11.000% due 06/15/2013 - 09/15/2017	4	4
11.500% due 04/15/2013 - 10/15/2015	5	6
12.000% due 11/15/2012 - 05/15/2016	35	36
13.000% due 12/15/2012	1	1
13.500% due 09/15/2014	3	4
15.000% due 08/15/2011 - 09/15/2012	9	10
16.000% due 01/15/2012	1	1
17.000% due 11/15/2011 - 12/15/2011	2	2
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	141	141
1.000% due 03/25/2025 - 07/25/2025	117	117
1.100% due 01/25/2019 - 11/25/2024	151	151
3.870% due 01/01/2014	636	654
4.120% due 03/10/2014	1,032	1,075
4.330% due 07/01/2014	125	130
4.340% due 03/01/2024	182	191
4.350% due 07/01/2023	581	611
4.504% due 02/10/2014	33	35
4.524% due 02/10/2013	2,366	2,473
4.625% due 02/01/2025	1,181	1,250
4.684% due 09/10/2014	3,111	3,268
4.750% due 07/01/2025	819	873
4.754% due 08/10/2014	1,291	1,366
4.770% due 04/01/2024	828	879
4.840% due 02/01/2023	609	648
4.870% due 12/01/2024	1,553	1,678
4.890% due 12/01/2023	978	1,050
4.930% due 01/01/2024	2,078	2,215
4.950% due 03/01/2025	1,727	1,843
4.980% due 11/01/2023	7,439	7,868
5.090% due 10/01/2025	664	712
5.110% due 05/01/2017 - 08/01/2025	1,725	1,842
5.120% due 11/01/2017	159	171
5.130% due 09/01/2023	4,602	4,925
5.136% due 08/10/2013	328	348
5.160% due 02/01/2028	2,961	3,148
5.170% due 01/01/2028	2,171	2,341

5.190% due 01/01/2017 - 07/01/2024		407	436
5.200% due 11/01/2015		246	261
5.230% due 11/01/2016		288	307
5.240% due 08/01/2023		523	554
5.290% due 12/01/2027		65,266	70,553
5.310% due 05/01/2027		344	369
5.320% due 04/01/2027		420	455
5.340% due 11/01/2021		4,722	5,059
5.370% due 09/01/2016		255	272
5.490% due 05/01/2028		23,721	25,641
5.600% due 09/01/2028		7,287	7,874
5.680% due 06/01/2028		22,146	24,075
5.725% due 09/10/2018		43,152	46,714
5.780% due 08/01/2027		72	77
5.820% due 07/01/2027		3,085	3,432
5.870% due 07/01/2028		743	795
5.902% due 02/10/2018		5,896	6,578
6.020% due 08/01/2028		814	906
6.030% due 02/10/2012		2,100	2,188
6.070% due 07/01/2026		1,166	1,276
6.340% due 03/01/2021		7,987	8,688
6.344% due 08/01/2011		102	105
6.440% due 02/01/2021		1,556	1,694
6.640% due 02/01/2011		699	704
6.700% due 12/01/2016		1,787	1,949
6.900% due 12/01/2020		2,161	2,373
6.950% due 11/01/2016		435	467
7.060% due 11/01/2019		930	1,029
7.150% due 03/01/2017		792	866
7.190% due 12/01/2019		330	365
7.200% due 10/01/2019		461	511
7.220% due 11/01/2020		542	601
7.500% due 04/01/2017		435	478
7.630% due 06/01/2020		2,955	3,289
7.700% due 07/01/2016		208	227
Vendee Mortgage Trust
0.433% due 06/15/2023 (b)		17,143	190
6.500% due 09/15/2024		12,261	12,961
6.816% due 01/15/2030		1,769	2,058

Total U.S. Government Agencies (Cost $118,149,502)			118,292,768

U.S. TREASURY OBLIGATIONS 13.0%
Treasury Inflation Protected Securities (g)
1.250% due 07/15/2020		207,095	212,337
1.750% due 01/15/2028		877,795	895,763
2.000% due 01/15/2026		752,694	801,090
2.125% due 02/15/2040		209,061	222,094
2.375% due 01/15/2025		748,052	834,312
2.375% due 01/15/2027		657,448	732,284
2.500% due 01/15/2029		2,333,638	2,655,244
3.375% due 04/15/2032		61,610	79,818
3.625% due 04/15/2028		401,621	519,691
3.875% due 04/15/2029		647,387	870,281
U.S. Treasury Bonds
3.875% due 08/15/2040		400	368
6.250% due 08/15/2023		300	377
7.250% due 08/15/2022		2,500	3,380
7.500% due 11/15/2024		300	420
7.625% due 11/15/2022		1,300	1,809
8.125% due 05/15/2021		1,100	1,562
U.S. Treasury Notes
0.500% due 11/30/2012 (k)		1,892,200	1,890,056
0.500% due 10/15/2013 (i)(l)		978,176	967,402
0.500% due 11/15/2013		2,418,200	2,387,407
0.625% due 12/31/2012		2,283,100	2,284,705
0.750% due 08/15/2013		1,719,976	1,716,751
0.750% due 09/15/2013		1,187,600	1,183,981
0.750% due 12/15/2013 (k)		2,153,300	2,138,328
1.000% due 07/15/2013		391,000	392,985
1.125% due 06/15/2013		274,100	276,390
1.750% due 07/31/2015		1,800	1,795
1.875% due 06/30/2015 (i)(j)(l)		3,996,735	4,013,285
1.875% due 08/31/2017		100	95
2.125% due 11/30/2014		25,300	25,921
2.125% due 05/31/2015 (i)(l)		3,449,600	3,505,125
2.250% due 01/31/2015		700	719
2.250% due 11/30/2017		300	292
2.375% due 09/30/2014		11,600	12,017
2.375% due 10/31/2014		17,500	18,117
2.375% due 02/28/2015		5,100	5,257
2.375% due 03/31/2016		2,600	2,633
2.500% due 04/30/2015 (i)		2,616,200	2,705,112
2.500% due 06/30/2017		1,300	1,295
2.625% due 12/31/2014		10,300	10,742
2.750% due 11/30/2016		3,600	3,675
2.750% due 05/31/2017		1,300	1,317
2.750% due 02/15/2019		100	99
3.000% due 08/31/2016		6,700	6,956
3.000% due 02/28/2017		1,100	1,135
3.125% due 10/31/2016		3,900	4,069
3.125% due 05/15/2019		200	202
3.250% due 05/31/2016		8,900	9,389
3.250% due 12/31/2016		4,200	4,400
3.375% due 11/15/2019		500	511
3.625% due 08/15/2019		1,100	1,149
3.875% due 05/15/2018		400	430
4.000% due 08/15/2018		600	650
8.500% due 02/15/2020		2,000	2,862
8.750% due 08/15/2020		5,000	7,305
8.875% due 02/15/2019		1,200	1,726
9.250% due 02/15/2016		400	542
9.875% due 11/15/2015		200	274

Total U.S. Treasury Obligations (Cost $31,510,489)			31,417,931

MORTGAGE-BACKED SECURITIES 5.8%
Adjustable Rate Mortgage Trust
2.833% due 11/25/2035		13,138	10,033
4.890% due 08/25/2035		5,928	5,431
5.314% due 01/25/2036		4,485	3,898
5.319% due 11/25/2035		1,401	1,135
American Home Mortgage Assets
0.451% due 05/25/2046		43,158	25,567
0.451% due 09/25/2046		17,542	9,712
0.471% due 10/25/2046		26,786	14,712
1.028% due 02/25/2047		19,006	9,512
1.248% due 11/25/2046		92,185	45,795
American Home Mortgage Investment Trust
1.957% due 09/25/2045		12,273	10,748
2.159% due 09/25/2035		600	572
2.261% due 02/25/2045		58,672	52,634
2.264% due 10/25/2034		6,212	5,510
Arkle Master Issuer PLC
1.434% due 05/17/2060		801,200	796,729
Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	127,600	170,372
2.403% due 05/16/2047		349,850	465,925
Banc of America Commercial Mortgage, Inc.
3.878% due 09/11/2036		$1,649	1,672
4.342% due 03/11/2041		239	241
4.772% due 07/11/2043		12,366	12,475
4.811% due 12/10/2042		10	10
5.381% due 01/15/2049		517	527
5.413% due 06/10/2039		460	492
5.414% due 09/10/2047		15,000	15,721
5.421% due 04/10/2049		75	77
5.451% due 01/15/2049		1,410	1,473
5.492% due 02/10/2051		25,000	26,189
5.611% due 05/10/2045		42	42
5.634% due 04/10/2049		12,575	13,050
5.658% due 06/10/2049		14,050	14,445
5.689% due 04/10/2049		5,349	5,599
5.740% due 05/10/2045		29,000	31,787
5.742% due 02/10/2051		3,680	3,926
6.152% due 02/10/2051		24,070	25,937
9.073% due 10/11/2037		92	110
Banc of America Funding Corp.
0.551% due 05/20/2035		2,167	1,302
2.799% due 02/20/2036		2,407	2,258
2.845% due 03/20/2035		3,441	3,305
2.861% due 05/25/2035		105,051	102,430
3.071% due 11/20/2034		2,166	1,781
4.945% due 09/20/2034		3,130	3,168
5.250% due 09/20/2034		51	51
5.319% due 11/20/2035		5,228	3,787
5.500% due 09/25/2034		41,010	37,691
5.531% due 05/20/2036		12,326	10,018
5.653% due 05/20/2036		16,375	15,726
5.655% due 03/20/2036		3,139	2,616
5.690% due 04/20/2036		15,875	13,705
5.701% due 03/20/2036		905	758
5.753% due 10/25/2036		2,177	1,529
5.837% due 01/25/2037		1,777	1,078
5.888% due 04/25/2037		5,430	4,357
5.893% due 01/20/2047		382	278
5.941% due 10/20/2046		7,871	5,388
6.000% due 09/25/2036		18,597	16,127
Banc of America Large Loan, Inc.
0.770% due 08/15/2029		1,411	1,247
2.010% due 11/15/2015		62,518	55,824
5.621% due 06/24/2050		35,400	37,848
5.641% due 02/17/2051		90,358	96,410
5.898% due 02/15/2051		40,000	42,027
Banc of America Mortgage Securities, Inc.
0.961% due 11/25/2035		6,266	4,861
2.767% due 07/25/2034		399	370
2.866% due 06/25/2035		6,000	4,904
2.922% due 07/25/2033		314	307
2.934% due 05/25/2035		26,831	22,816
2.945% due 07/25/2035		4,799	4,137
2.959% due 05/25/2033		2,856	2,793
3.013% due 12/25/2033		3,899	3,879
3.039% due 03/25/2035		23,461	20,192
3.056% due 01/25/2035		4,709	4,038
3.070% due 08/25/2035		18,551	14,990
3.110% due 09/25/2033		2,767	2,716
3.126% due 11/25/2035		2,731	2,275
3.180% due 02/25/2035		6,009	5,307
3.530% due 07/20/2032		1,034	1,019
5.161% due 02/25/2035		6,656	6,329
5.189% due 11/25/2034		4,333	4,085
5.236% due 07/25/2035		4,187	3,868
5.297% due 04/25/2035		5,092	4,656
5.341% due 07/25/2035		4,650	4,300
5.356% due 02/25/2036		4,411	3,524
5.500% due 11/25/2033		22	22
6.000% due 07/25/2046		5,000	4,293
6.500% due 10/25/2031		142	144
6.500% due 09/25/2033		7,166	7,431

BCAP LLC Trust
0.431% due 01/25/2037	89,571	51,276
5.500% due 11/25/2034	30,232	29,170
BCRR Trust
4.230% due 07/22/2016	2,961	2,976
4.230% due 12/22/2026	57	57
4.230% due 12/22/2028	1,851	1,864
4.230% due 03/22/2031	4,506	4,626
4.230% due 12/22/2032	2,488	2,487
4.230% due 01/22/2033	4,631	4,628
4.230% due 03/22/2033	836	837
4.230% due 05/22/2033	5,242	5,253
4.230% due 08/22/2033	19,446	19,645
4.230% due 11/22/2033	16,893	17,198
4.230% due 02/22/2034	502	502
4.230% due 03/22/2034	2,651	2,680
4.230% due 04/22/2034	4,609	4,718
4.230% due 05/22/2034	12,778	13,174
4.230% due 09/22/2034	4,594	4,612
4.230% due 04/22/2035	1,881	1,897
4.230% due 05/22/2035	3,936	3,998
4.230% due 06/22/2035	2,865	2,934
4.230% due 09/22/2035	864	863
4.230% due 12/22/2035	12,436	12,718
4.230% due 04/22/2036	3,847	3,878
4.230% due 11/22/2036	4,474	4,572
4.230% due 06/22/2038	2,509	2,560
4.230% due 02/22/2041	3,125	3,236
5.858% due 07/17/2040	10,000	10,555
Bear Stearns Adjustable Rate Mortgage Trust
2.430% due 08/25/2035	1,115	1,057
2.560% due 10/25/2035	10,667	9,596
2.614% due 04/25/2034	9,340	8,854
2.685% due 08/25/2033	64	64
2.730% due 03/25/2035	11,496	10,975
2.752% due 05/25/2033	1,133	1,128
2.761% due 04/25/2033	2,144	2,100
2.775% due 08/25/2033	326	322
2.850% due 04/25/2033	261	253
2.871% due 10/25/2035	204,273	191,117
2.909% due 11/25/2034	216	202
2.921% due 10/25/2033	54	54
2.926% due 01/25/2034	10	10
2.934% due 03/25/2035	1,233	1,182
2.941% due 08/25/2035	10,534	7,684
2.960% due 07/25/2034	692	557
2.972% due 05/25/2034	35	35
3.048% due 05/25/2034	93	86
3.060% due 03/25/2035	8,064	6,673
3.098% due 09/25/2034	535	457
3.102% due 02/25/2033	101	94
3.106% due 11/25/2034	7,559	6,435
3.113% due 01/25/2034	3,212	3,091
3.138% due 01/25/2035	428	396
3.198% due 01/25/2034	15	12
3.200% due 02/25/2034	3,234	2,895
3.436% due 12/25/2035	7,611	7,326
3.516% due 11/25/2030	4,283	4,300
3.609% due 11/25/2034	5,062	4,988
4.530% due 05/25/2034	25	25
4.565% due 04/25/2034	65	60
4.625% due 02/25/2036	17,480	15,631
4.944% due 01/25/2035	77	73
4.995% due 01/25/2035	2,464	2,310
5.055% due 03/25/2035	11,971	10,696
5.137% due 08/25/2035	91,600	90,348
5.325% due 08/25/2035	31,171	27,596
5.326% due 05/25/2047	44,790	33,938
5.380% due 02/25/2036	5,549	4,755
5.421% due 04/25/2033	7,300	7,191
5.489% due 04/25/2033	541	525
5.668% due 02/25/2033	4,539	4,538
5.691% due 02/25/2036	6,407	4,577
Bear Stearns Alt-A Trust
0.421% due 02/25/2034	5,702	4,553
0.461% due 02/25/2034	81	35
0.481% due 04/25/2035	3,337	2,583
0.481% due 12/25/2046 (a)	126	3
0.501% due 02/25/2036	4,585	2,992
2.648% due 12/25/2033	2,954	2,775
2.734% due 03/25/2035	29	21
2.786% due 10/25/2033	49	41
2.810% due 01/25/2036	26,983	14,930
2.875% due 05/25/2035	133,331	104,434
2.955% due 09/25/2035	66,470	50,951
3.018% due 01/25/2035	5,929	4,646
3.044% due 09/25/2034	313	244
3.084% due 02/25/2034	6,718	6,176
3.883% due 02/25/2034	62	57
4.179% due 02/25/2036	2,668	1,367
4.720% due 08/25/2036 (a)	8,702	2,768
4.885% due 03/25/2036	3,164	1,677
5.091% due 11/25/2036	818	571
5.208% due 11/25/2036	465	291
5.305% due 11/25/2036	105	66
6.046% due 08/25/2036	165	109
Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	466	459
3.970% due 11/11/2035	51	52
4.980% due 02/11/2041	330	345
5.116% due 02/11/2041	900	952
5.201% due 12/11/2038	2,250	2,380
5.331% due 02/11/2044	51,225	52,681
5.456% due 03/11/2039	13,650	14,776
5.468% due 06/11/2041	100	108
5.471% due 01/12/2045	30,150	32,224
5.593% due 06/11/2040	2,248	2,286
5.610% due 11/15/2033	1,664	1,692
5.694% due 06/11/2050	48,340	51,323
5.697% due 09/11/2038	518	557
5.700% due 06/13/2050	57,455	59,965
5.703% due 06/11/2050	1,300	1,382
5.717% due 06/11/2040	65,984	70,509
6.480% due 02/15/2035	113	113
7.000% due 05/20/2030	21,216	22,720
Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	8	8
Bear Stearns Mortgage Securities, Inc.
2.581% due 06/25/2030	61	62
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	6,573	4,316
5.339% due 12/26/2046	5,726	4,032
Bella Vista Mortgage Trust
0.511% due 05/20/2045	64	39
CC Mortgage Funding Corp.
0.441% due 05/25/2036	3,818	2,555
Chase Mortgage Finance Corp.
2.905% due 02/25/2037	2,302	2,150
2.951% due 12/25/2035	21,852	18,945
3.068% due 02/25/2037	1,576	1,430
4.915% due 02/25/2037	17,860	17,048
5.295% due 12/25/2035	11,993	11,111
5.373% due 03/25/2037	22,764	19,067
5.955% due 03/25/2037	1,047	1,034
6.000% due 09/25/2036	275	218
6.000% due 11/25/2036	1,500	1,263
6.000% due 02/25/2037	3,000	2,414
6.000% due 03/25/2037	20,000	17,626
Chaseflex Trust
0.761% due 06/25/2035	7,015	5,268
5.500% due 06/25/2035	39	39
6.000% due 02/25/2037	4,500	3,279
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	6,266	6,338
5.250% due 12/25/2033	250	252
5.500% due 12/25/2022	2,353	2,247
5.500% due 02/25/2026	1,512	1,447
5.500% due 04/25/2037	5,784	5,282
5.750% due 09/25/2037	9,449	8,605
6.000% due 06/25/2036	8,900	8,280
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	374
5.622% due 12/10/2049	129	129
5.698% due 12/10/2049	10,118	10,816
5.728% due 03/15/2049	425	461
5.860% due 07/17/2040	7,592	7,209
6.179% due 12/10/2049	39,502	42,529
Citigroup Mortgage Loan Trust, Inc.
0.331% due 01/25/2037	1,331	788
1.061% due 08/25/2035	4,732	3,125
2.210% due 08/25/2035	10,357	9,796
2.510% due 08/25/2035	2,286	2,156
2.560% due 08/25/2035	82,091	74,008
2.630% due 10/25/2035	48,282	42,637
2.680% due 12/25/2035	54,784	52,753
2.921% due 12/25/2035	4,458	2,772
2.930% due 08/25/2035	77,934	73,904
2.987% due 09/25/2034	1,662	1,534
3.349% due 02/25/2034	6,505	6,292
5.145% due 09/25/2035	127,550	117,467
5.549% due 07/25/2046	13,002	9,161
5.873% due 09/25/2037	85,987	62,487
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	94,870	98,482
5.347% due 01/15/2046	300	322
5.617% due 10/15/2048	3,515	3,775
5.886% due 11/15/2044	3,955	4,227
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	3,123	2,420
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	359	405
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170	184
Commercial Mortgage Loan Trust
6.014% due 12/10/2049	58,150	61,610
Commercial Mortgage Pass-Through Certificates
0.486% due 02/05/2019	3,925	3,798
0.761% due 07/16/2034	1,090	1,088
5.306% due 12/10/2046	137,853	143,985
5.543% due 12/11/2049	7,500	7,757
5.815% due 12/10/2049	5,550	5,980
Community Program Loan Trust
4.500% due 10/01/2018	2,310	2,324
4.500% due 04/01/2029	26,000	24,626
Countrywide Alternative Loan Trust
0.411% due 05/20/2046	793	776
0.431% due 01/25/2037	3,928	2,342
0.431% due 05/25/2047	7,216	4,456
0.441% due 02/20/2047	1,567	918
0.441% due 05/25/2047	6,913	4,026
0.451% due 09/25/2046	39,549	24,006

0.456% due 12/20/2046		110,987	58,448
0.461% due 05/25/2036		3,152	1,786
0.461% due 06/25/2037		21	12
0.471% due 05/25/2035		355	237
0.471% due 05/20/2046		1,944	1,095
0.471% due 07/20/2046		48,602	22,822
0.471% due 07/25/2046		7,399	4,446
0.511% due 09/25/2046		1,000	197
0.511% due 10/25/2046		524	194
0.521% due 07/25/2046		800	153
0.531% due 05/25/2036		557	115
0.541% due 02/25/2037		5,423	3,209
0.591% due 09/25/2035		3,203	1,971
0.611% due 09/25/2035		3,183	2,020
0.611% due 05/25/2037		435	237
0.711% due 08/25/2033		61	55
0.811% due 10/25/2036		11,327	5,956
0.961% due 10/25/2035		6,388	5,026
1.328% due 12/25/2035		829	534
1.328% due 02/25/2036		1,271	884
1.361% due 02/25/2036		14,401	9,383
1.428% due 08/25/2035		543	293
1.828% due 11/25/2035		2,780	1,737
2.368% due 11/25/2035		36	22
5.000% due 08/25/2019		760	742
5.000% due 01/25/2035		60	58
5.250% due 10/25/2033		18,466	17,555
5.250% due 06/25/2035		2,231	1,911
5.305% due 10/25/2035		3,805	3,205
5.500% due 06/25/2035		17,000	14,385
5.712% due 11/25/2035		3,282	2,066
5.724% due 02/25/2037		39,234	28,947
5.750% due 03/25/2037		3,000	2,221
5.859% due 08/25/2036		813	812
6.000% due 10/25/2032		1,201	1,202
6.000% due 10/25/2033		682	681
6.000% due 12/25/2033		23	23
6.000% due 02/25/2034		29	29
6.000% due 04/25/2036		3,580	2,771
6.000% due 01/25/2037		16,002	11,646
6.000% due 02/25/2037		1,941	1,444
6.250% due 12/25/2033		447	457
6.250% due 11/25/2036		2,238	1,529
6.250% due 08/25/2037		7,722	5,575
6.500% due 05/25/2036		9,223	5,587
Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035		18,094	12,367
0.551% due 04/25/2035		21,633	14,199
0.581% due 03/25/2035		607	386
0.591% due 02/25/2035		2,497	1,845
0.601% due 02/25/2035		515	394
0.601% due 06/25/2035		7,505	6,482
0.601% due 03/25/2036		813	270
0.611% due 02/25/2036		474	140
0.641% due 09/25/2034		39	23
0.661% due 08/25/2018		1,929	1,898
2.375% due 07/19/2031		26	25
2.663% due 06/20/2034		1,640	1,407
2.820% due 10/19/2032		65	48
2.920% due 02/20/2035		3,665	3,195
2.984% due 08/25/2034		441	344
3.017% due 02/20/2036		39,511	31,700
3.025% due 11/20/2034		10,173	8,688
3.070% due 04/20/2035		21	20
3.121% due 11/25/2034		2,525	2,052
3.904% due 07/25/2034		4,677	4,406
4.186% due 11/19/2033		1,316	1,305
5.000% due 11/25/2035		4,270	4,274
5.030% due 02/25/2047		2,788	1,722
5.104% due 10/20/2035		3,335	2,456
5.185% due 03/25/2037		2,731	1,682
5.190% due 04/25/2035		18,315	16,246
5.238% due 01/20/2035		4,945	4,807
5.250% due 04/25/2035		20,601	20,593
5.250% due 02/20/2036		49	33
5.388% due 02/20/2036		842	647
5.487% due 04/20/2036		7,890	6,340
5.500% due 12/25/2034		25,762	26,737
5.500% due 05/25/2035		131,516	128,086
5.500% due 09/25/2035		20,779	18,670
5.500% due 10/25/2035		23,803	20,340
5.500% due 11/25/2035		22,001	17,769
5.500% due 04/25/2038		16,896	15,879
5.613% due 05/20/2036		5,006	3,640
5.750% due 02/25/2037		9,761	8,818
5.837% due 09/25/2047		8,201	6,105
6.000% due 10/25/2034		127	128
6.000% due 08/25/2037		34,821	32,531
6.000% due 09/25/2037		1,663	1,417
6.250% due 09/25/2036		18,000	12,328
6.500% due 01/25/2034		478	487
6.500% due 11/25/2034		1,292	1,299
7.500% due 06/25/2035		410	325
Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032		574	494
2.028% due 05/25/2032		67	67
2.528% due 07/25/2033		36	34
2.705% due 08/25/2033		186	184
2.739% due 06/25/2032		31	27
2.740% due 04/25/2034		28,933	28,320
2.857% due 09/25/2034		2,009	1,882
2.995% due 05/25/2032		156	152
4.106% due 12/15/2035		5,313	5,394
4.485% due 11/15/2036		411	411
4.857% due 06/25/2032		14	13
5.435% due 09/15/2034		6,353	6,456
5.500% due 09/25/2035		15,604	14,376
5.500% due 10/25/2035		5,213	4,561
6.000% due 11/25/2035		72	53
6.500% due 04/25/2033		1,566	1,581
7.500% due 12/25/2032		4	4
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		4,200	4,273
5.467% due 09/15/2039		43,630	45,822
5.467% due 09/16/2039		47,400	50,114
5.467% due 09/18/2039		26,000	27,113
5.509% due 04/15/2047		40,150	41,643
5.579% due 04/25/2037		1,971	1,044
5.658% due 06/10/2049		34,815	36,551
5.659% due 03/15/2039		14,987	15,769
5.695% due 09/15/2040		47,601	49,027
5.863% due 02/25/2037		5,091	2,982
5.949% due 12/18/2049		126,047	135,452
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		3,680	2,409
5.720% due 09/25/2036		3,715	2,687
6.172% due 06/25/2036		4,639	2,983
CW Capital Cobalt Ltd.
5.484% due 04/15/2047		4,100	4,206
Deutsche ALT-A Securities, Inc.
0.351% due 08/25/2037		912	905
0.361% due 10/25/2036		13	5
0.411% due 02/25/2047		16,065	8,852
5.050% due 09/25/2035		1	1
5.068% due 10/25/2035		7,385	6,520
5.299% due 10/25/2035		12,069	9,265
5.500% due 12/25/2035		4,088	3,080
5.869% due 10/25/2036		3,452	2,169
5.886% due 10/25/2036		3,452	2,091
6.005% due 10/25/2036 (a)		2,878	1,697
6.300% due 07/25/2036		3,856	2,374
Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047		16,510	16,477
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (o)		192	162
8.000% due 03/25/2022		4	4
Downey Savings & Loan Association Mortgage Loan Trust
0.441% due 04/19/2048		4,979	2,144
2.470% due 07/19/2044		79	63
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		13	14
EMF-NL
1.787% due 04/17/2041	EUR	10,200	10,802
1.987% due 10/17/2041		35,000	40,340
Eurosail PLC
1.737% due 10/17/2040		5,721	7,069
First Horizon Alternative Mortgage Securities
0.761% due 06/25/2035		$15,457	12,483
2.349% due 08/25/2034		2,037	1,765
2.383% due 08/25/2035		6,318	4,877
2.570% due 09/25/2035		9,945	7,382
2.615% due 04/25/2035		5,244	4,524
5.500% due 05/25/2035		10,519	9,222
5.500% due 06/25/2035		12,483	11,079
6.250% due 08/25/2037		2,140	1,574
First Horizon Asset Securities, Inc.
2.706% due 12/25/2033		26	26
2.789% due 02/25/2034		103	105
2.865% due 04/25/2035		10,101	9,243
2.875% due 06/25/2035		7,825	6,865
2.880% due 10/25/2035		8,350	6,836
2.924% due 08/25/2035		5,869	4,805
5.250% due 05/25/2021		2,566	2,388
5.250% due 03/25/2035		10,702	10,278
5.259% due 06/25/2035		1,925	1,797
5.296% due 06/25/2035		7,059	6,597
5.419% due 01/25/2037		209	165
5.449% due 09/25/2035		18,970	17,920
5.500% due 01/25/2035		1,600	1,621
5.535% due 11/25/2035		11,125	10,127
5.557% due 11/25/2034		10,347	10,263
6.438% due 10/25/2036		4,828	4,195
First Nationwide Trust
6.750% due 08/21/2031		729	767
First Republic Mortgage Loan Trust
0.560% due 08/15/2032		506	473
0.610% due 11/15/2031		431	395
0.660% due 11/15/2032		77	74
0.741% due 06/25/2030		1,495	1,444
0.760% due 11/15/2030		66	64
First Union National Bank Commercial Mortgage
6.141% due 02/12/2034		172	178
First Union National Bank-Bank of America
Commercial Mortgage Trust
6.136% due 03/15/2033		391	391
Fund America Investors Corp. II
2.424% due 06/25/2023		161	160

GE Capital Commercial Mortgage Corp.
0.467% due 06/10/2048 (b)		2,830	18
4.229% due 12/10/2037		2,706	2,731
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325	3,542
5.713% due 10/15/2038		600	624
GMAC Mortgage Corp. Loan Trust
0.711% due 12/25/2033		163	158
3.155% due 06/25/2034		4,732	4,135
4.422% due 06/25/2034		77	73
4.973% due 05/25/2035		9,467	8,670
5.500% due 09/25/2034		118	120
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		207	206
8.950% due 08/20/2017		56	63
Government Lease Trust
4.000% due 05/18/2011		44,915	45,357
6.480% due 05/18/2011		426	429
Gracechurch Mortgage Financing PLC
0.364% due 11/20/2056		126,790	124,849
0.384% due 11/20/2056		11,900	11,635
1.141% due 11/20/2056	EUR	90,893	119,452
Granite Master Issuer PLC
0.351% due 12/17/2054		$7,377	6,868
0.361% due 12/20/2054		64,741	60,273
0.692% due 12/20/2054	GBP	1,376	1,998
0.702% due 12/20/2054		14,203	20,574
0.772% due 12/20/2054		4,184	6,060
0.913% due 12/17/2054	EUR	2,753	3,420
0.923% due 12/20/2054		20,617	25,607
0.993% due 12/20/2054		9,060	11,258
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046		$674	625
0.341% due 01/25/2047		553	529
0.461% due 10/25/2046		989	256
0.461% due 12/25/2046		900	210
0.481% due 06/25/2045		1,426	960
0.531% due 04/25/2036		655	141
0.531% due 11/25/2045		688	463
0.601% due 10/25/2046		898	140
Greenwich Capital Commercial Funding Corp.
0.406% due 11/05/2021		11,469	11,011
4.799% due 08/10/2042		2,600	2,747
5.224% due 04/10/2037		27,908	29,648
5.381% due 03/10/2039		607	624
5.444% due 03/10/2039		93,756	98,919
GS Mortgage Securities Corp. II
0.356% due 03/06/2020		5,013	4,892
0.621% due 05/03/2018		98	98
4.761% due 07/10/2039		225	232
5.479% due 11/10/2039		160	163
5.506% due 04/10/2038		110	111
5.560% due 11/10/2039		35,665	37,882
5.807% due 08/10/2045		5,000	5,236
6.044% due 08/15/2018		2,647	2,695
6.624% due 05/03/2018		55,028	55,305
GSMPS Mortgage Loan Trust
7.500% due 06/25/2043		5,603	5,695
GSR Mortgage Loan Trust
0.611% due 01/25/2034		73	60
2.050% due 03/25/2033		68	67
2.574% due 06/25/2034		52	48
2.825% due 09/25/2035		72,224	69,276
2.864% due 09/25/2035		42,211	41,564
2.876% due 11/25/2035		8,540	7,652
2.892% due 07/25/2035		9,800	7,725
2.901% due 09/25/2035		12,900	10,546
2.944% due 05/25/2035		42,244	35,586
2.964% due 01/25/2036		480	376
2.987% due 12/25/2034		6,447	5,428
3.024% due 04/25/2035		11,604	10,218
3.038% due 01/25/2035		7,022	6,616
3.082% due 04/25/2036		172	143
5.097% due 04/25/2035		10,527	9,745
5.193% due 11/25/2035		140,885	137,544
5.317% due 11/25/2035		9,384	7,838
5.350% due 05/25/2035		11,332	10,678
5.500% due 03/25/2035		150	141
5.750% due 02/25/2036		4,000	3,465
5.750% due 02/25/2037		21,571	20,307
6.000% due 03/25/2032		31	31
6.000% due 11/25/2035		24,236	22,702
6.000% due 01/25/2037		44,193	41,363
6.000% due 03/25/2037		33,815	30,562
6.000% due 05/25/2037		24,761	23,430
6.500% due 09/25/2036		11,732	10,321
GSRPM Mortgage Loan Trust
0.961% due 01/25/2032		814	756
Harborview Mortgage Loan Trust
0.391% due 04/19/2038		27,606	17,933
0.411% due 01/25/2047		6,643	4,258
0.441% due 07/19/2046		46,860	28,937
0.451% due 07/21/2036		6,716	4,657
0.451% due 01/19/2038		11,421	7,673
0.461% due 09/19/2046		9,993	6,251
0.481% due 05/19/2035		2,311	1,519
0.501% due 03/19/2036		18,405	11,407
0.541% due 02/19/2036		13,072	8,367
0.571% due 11/19/2035		7,626	5,252
0.601% due 06/20/2035		8,068	6,695
0.611% due 01/19/2035		3,562	2,366
0.631% due 02/19/2034		9	8
1.261% due 11/25/2047		4,286	3,063
2.484% due 06/19/2034		8,763	7,696
2.960% due 07/19/2035		1,112	889
2.986% due 07/19/2035		208	176
3.072% due 05/19/2033		126	126
5.518% due 08/19/2036		6,636	5,431
Homebanc Mortgage Trust
0.441% due 12/25/2036		3,390	2,561
5.750% due 04/25/2037		4,100	2,401
5.801% due 04/25/2037		8,486	7,249
Impac CMB Trust
1.021% due 10/25/2033		10	8
1.261% due 07/25/2033		1,562	1,398
4.857% due 09/25/2034		556	554
Impac Secured Assets CMN Owner Trust
0.351% due 11/25/2036		2,620	2,451
Indymac ARM Trust
1.928% due 01/25/2032		159	119
1.959% due 01/25/2032		585	458
2.447% due 08/25/2031		468	449
Indymac IMSC Mortgage Loan Trust
0.441% due 07/25/2047		16,389	8,352
Indymac INDA Mortgage Loan Trust
2.792% due 01/25/2036		26,017	22,035
5.657% due 08/25/2036		4,100	2,963
Indymac INDB Mortgage Loan Trust
0.561% due 11/25/2035		1,299	644
Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046		28,780	17,231
0.461% due 11/25/2046		1,106	278
0.461% due 06/25/2047		14,815	8,305
0.501% due 04/25/2035		2,521	1,718
0.501% due 07/25/2035		4,341	2,842
0.561% due 06/25/2037 (a)		2,489	984
1.041% due 05/25/2034		28	19
2.589% due 01/25/2036		12,122	7,535
2.690% due 12/25/2034		2,312	1,707
2.830% due 01/25/2035		293	219
4.954% due 04/25/2037		17,671	9,147
5.000% due 08/25/2035		3,319	2,385
5.047% due 09/25/2035		6,456	3,494
5.104% due 01/25/2036		1,673	1,325
5.153% due 10/25/2035		1,561	1,198
5.231% due 06/25/2035		2,878	2,213
5.334% due 06/25/2036		2,818	2,165
5.411% due 04/25/2037		40,269	23,570
Jamaica Housing Development
0.552% due 10/01/2018		5,162	5,015
JPMorgan Alternative Loan Trust
0.431% due 08/25/2036		30,000	21,590
5.550% due 10/25/2036		629	590
JPMorgan Chase Commercial Mortgage Securities Corp.
0.025% due 01/12/2043 (b)		10,098	5
0.635% due 07/15/2019		16,624	15,541
4.372% due 10/12/2037		371	377
4.393% due 07/12/2037		22	23
4.575% due 07/15/2042		902	903
4.824% due 09/12/2037		16,300	16,495
5.050% due 12/12/2034		10,000	10,538
5.273% due 02/12/2051		8	8
5.298% due 05/15/2047		8,200	8,349
5.336% due 05/15/2047		235,858	245,144
5.399% due 05/15/2045		2,235	2,383
5.420% due 01/15/2049		69,184	72,065
5.429% due 12/12/2043		500	531
5.440% due 06/12/2047		59,860	62,821
5.725% due 02/12/2049		4,250	4,538
5.742% due 02/12/2049		79,566	84,658
5.794% due 02/12/2051		15,695	16,743
5.817% due 06/15/2049		40,845	42,805
5.857% due 10/12/2035		1,823	1,846
5.872% due 04/15/2045		43,365	47,482
5.882% due 02/15/2051		33,040	35,037
JPMorgan Mortgage Trust
2.190% due 11/25/2033		65	65
2.954% due 02/25/2036		3,712	3,550
2.974% due 07/25/2035		31,307	30,308
3.011% due 07/25/2035		13,542	12,987
3.101% due 08/25/2035		9,875	8,572
3.112% due 07/25/2035		3,174	3,000
3.151% due 08/25/2035		5,857	5,179
3.232% due 10/25/2035		47,259	40,473
4.199% due 02/25/2036		55,313	43,033
4.749% due 02/25/2034		3,075	3,107
4.784% due 07/25/2035		8,274	7,818
4.862% due 04/25/2035		1,337	1,263
5.000% due 08/25/2020		30,201	29,673
5.036% due 02/25/2035		5,740	5,761
5.139% due 10/25/2035		26,445	23,687
5.195% due 06/25/2035		37,977	37,060
5.290% due 07/25/2035		10,596	9,900
5.352% due 08/25/2035		12,068	11,310
5.388% due 07/25/2035		3,710	3,695
5.411% due 11/25/2035		8,802	8,304
5.421% due 09/25/2035		2,905	2,733
5.428% due 10/25/2035		2,096	1,793
5.436% due 10/25/2036		14,412	12,063
5.500% due 07/25/2036		9,109	8,509
5.540% due 07/27/2037		34,930	29,969

5.684% due 04/25/2037		63	56
5.686% due 04/25/2036		31,784	31,309
5.720% due 04/25/2036		12,600	10,630
5.720% due 05/25/2036		13,560	11,402
5.750% due 01/25/2036		15,396	13,962
5.984% due 10/25/2036		79,112	68,000
6.500% due 07/25/2036		13,570	12,891
LB Commercial Conduit Mortgage Trust
5.942% due 07/15/2044		23,694	25,384
LB Mortgage Trust
8.454% due 01/20/2017		8,207	8,420
LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030		29	29
4.563% due 09/15/2026		5,385	5,483
4.568% due 01/15/2031		390	408
5.372% due 09/15/2039		20,900	22,390
5.424% due 02/15/2040		75,816	79,733
5.430% due 02/15/2040		88,983	91,907
5.661% due 03/15/2039		16,790	18,064
5.866% due 09/15/2045		6,110	6,440
5.881% due 06/15/2038		2,516	2,726
6.133% due 12/15/2030		1,150	1,184
6.365% due 12/15/2028		640	648
6.510% due 12/15/2026		6	6
6.653% due 11/15/2027		21	21
Lehman Mortgage Trust
0.581% due 08/25/2036		30,136	22,731
6.432% due 04/25/2036		4,561	4,283
Luminent Mortgage Trust
0.431% due 12/25/2036		22,531	14,776
0.441% due 12/25/2036		9,671	6,042
0.461% due 10/25/2046		7,369	4,913
MASTR Adjustable Rate Mortgages Trust
0.471% due 04/25/2046		13,338	7,949
0.501% due 05/25/2037		2,739	1,410
0.561% due 05/25/2047		1,000	350
2.542% due 07/25/2035		5,115	3,954
2.762% due 10/25/2032		2,072	2,057
2.839% due 12/25/2033		648	581
2.852% due 05/25/2034		397	315
2.899% due 11/21/2034		16,700	15,667
MASTR Alternative Loans Trust
0.661% due 11/25/2033		491	479
0.661% due 03/25/2036		12,484	5,021
MASTR Asset Securitization Trust
5.500% due 09/25/2033		2,448	2,520
5.750% due 05/25/2036		24,375	21,259
MASTR Seasoned Securities Trust
6.214% due 09/25/2017		10,852	11,157
6.500% due 08/25/2032		21,778	22,683
Mellon Residential Funding Corp.
0.610% due 11/15/2031		13,676	13,041
0.700% due 12/15/2030		2,709	2,566
0.740% due 06/15/2030		4,013	3,922
1.140% due 11/15/2031		215	154
2.610% due 10/20/2029		7,887	7,304
Merrill Lynch Alternative Note Asset
0.561% due 03/25/2037		4,956	2,352
5.296% due 06/25/2037 (a)		3,757	2,159
Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		10,430	10,811
5.378% due 08/12/2048		25,620	26,206
5.485% due 03/12/2051		33,790	34,511
5.700% due 09/12/2049		95,407	99,732
5.747% due 06/12/2050		29,150	30,086
5.965% due 08/12/2049		58,832	63,413
Merrill Lynch Floating Trust
0.330% due 06/15/2022		730	708
0.802% due 07/09/2021		33,893	32,739
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		427	330
0.511% due 08/25/2036		1,559	1,249
1.946% due 12/25/2032		328	330
2.349% due 02/25/2033		64	61
2.456% due 05/25/2033		1,190	1,187
2.700% due 12/25/2035		4,384	3,608
2.752% due 06/25/2035		34,906	31,820
2.773% due 02/25/2035		3,809	3,599
2.787% due 08/25/2034		3,673	3,583
2.891% due 02/25/2034		32	30
2.953% due 05/25/2033		18	18
5.322% due 09/25/2035		44,853	41,309
5.431% due 12/25/2035		17,290	15,636
6.720% due 11/15/2026		14	15
6.838% due 12/15/2030		2,805	3,056
Merrill Lynch Mortgage Trust
5.722% due 06/12/2050		6,123	6,371
Merrill Lynch Mortgage-Backed Securities Trust
5.406% due 04/25/2037		16,940	12,539
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035		2,232	1,909
0.591% due 11/25/2029		828	731
0.921% due 06/25/2028		3,267	3,171
1.254% due 10/25/2035		1,795	1,563
1.707% due 10/25/2035		96,446	88,032
1.820% due 01/25/2029		595	585
2.177% due 02/25/2036		12,581	10,527
2.340% due 04/25/2035		1,132	1,104
2.579% due 05/25/2036		7,236	6,315
4.250% due 10/25/2035		4,023	3,470
5.893% due 06/25/2037		5,006	4,646
Morgan Stanley Capital I
0.321% due 10/15/2020		49,748	47,848
5.332% due 12/15/2043		41,870	44,420
5.364% due 03/15/2044		2,500	2,583
5.388% due 03/12/2044		700	754
5.447% due 02/12/2044		530	551
5.569% due 12/15/2044		26,700	27,462
5.692% due 04/15/2049		58,600	60,834
5.809% due 12/12/2049		107,810	115,372
5.879% due 06/11/2049		35,809	38,402
Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036		26,500	27,726
5.500% due 04/25/2017		16	16
6.660% due 02/15/2033		957	956
Morgan Stanley Mortgage Loan Trust
0.571% due 01/25/2035		26	22
4.569% due 06/25/2036		5,507	5,182
5.226% due 07/25/2035		6,282	5,666
5.701% due 02/25/2047		3,965	2,430
5.873% due 06/25/2036		30,767	16,051
Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045		138,837	148,673
5.807% due 08/15/2045		81,900	87,702
New York Mortgage Trust, Inc.
4.998% due 05/25/2036		37,756	30,297
Newgate Funding PLC
1.349% due 12/15/2050	GBP	68,024	102,522
1.626% due 12/15/2050	EUR	103,300	116,091
Nomura Asset Acceptance Corp.
2.730% due 10/25/2035		$275	211
5.367% due 02/25/2036 (a)		1,311	799
5.820% due 03/25/2047		3,075	2,592
6.138% due 03/25/2047		2,826	2,394
7.000% due 02/19/2030		2,163	2,158
OBP Depositor LLC Trust
4.646% due 07/15/2045		62,000	63,395
Ocwen Residential MBS Corp.
7.000% due 10/25/2040		178	20
Opera Finance PLC
1.175% due 01/15/2015	EUR	14,050	13,408
Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035		$1,859	1,757
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		24	27
Paine Webber CMO Trust
8.625% due 09/01/2018		2	2
1359.500% due 08/01/2019 (b)		0	1
Permanent Master Issuer PLC
0.369% due 10/15/2033		6,500	6,408
0.399% due 07/15/2033		10,000	9,745
0.840% due 10/15/2033	GBP	18,000	27,204
Prime Mortgage Trust
0.661% due 02/25/2019		$974	944
0.661% due 02/25/2034		7,941	7,245
5.000% due 02/25/2019		40	41
Provident Funding Mortgage Loan Trust
2.687% due 04/25/2034		9,321	9,150
2.742% due 10/25/2035		6,785	6,258
Prudential Securities Secured Financing Corp.
7.342% due 06/16/2031		797	796
Prudential-Bache CMO Trust
8.400% due 03/20/2021		30	30
RBSCF Trust
5.223% due 08/16/2048		48,438	49,944
5.305% due 01/16/2049		15,013	15,350
5.331% due 02/16/2044		21,173	22,092
5.336% due 05/16/2047		29,124	30,499
5.420% due 01/16/2049		28,804	30,081
5.467% due 09/16/2039		1,900	2,000
5.692% due 04/16/2049		26,300	28,338
5.695% due 09/16/2040		7,500	7,818
5.902% due 02/16/2051		42,211	44,877
6.014% due 12/16/2049		37,000	39,583
6.068% due 09/17/2039		2,600	2,751
Regal Trust IV
3.163% due 09/29/2031		842	798
Resecuritization Mortgage Trust
0.511% due 04/26/2021		1	1
Residential Accredit Loans, Inc.
0.441% due 06/25/2046		137,566	57,474
0.511% due 08/25/2037		11,553	7,165
0.561% due 08/25/2035		1,171	790
0.566% due 09/25/2046		489	40
0.591% due 03/25/2037		3,171	1,264
0.661% due 01/25/2033		63	57
0.911% due 07/25/2033		239	192
3.449% due 08/25/2035		2,009	787
5.680% due 09/25/2035		2,481	1,808
5.714% due 02/25/2036 (a)		2,710	1,451
6.000% due 06/25/2036		178	122
Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034		2	2
8.500% due 10/25/2031		556	565

Residential Asset Securitization Trust
0.661% due 01/25/2046 (a)		28,989	13,141
0.711% due 12/25/2036 (a)		983	419
0.761% due 03/25/2035		21,822	16,956
5.000% due 08/25/2019		8,697	8,641
5.500% due 07/25/2035		1,515	1,224
5.750% due 02/25/2036		2,072	1,493
6.250% due 10/25/2036 (a)		1,351	915
Residential Funding Mortgage Securities I
0.661% due 07/25/2018		270	252
3.274% due 09/25/2035		281	206
5.250% due 03/25/2034		141	142
5.500% due 12/25/2034		1,600	1,532
6.000% due 06/25/2036		5,930	5,339
6.500% due 03/25/2032		543	559
Saecure BV
1.185% due 05/25/2036	EUR	431	572
Salomon Brothers Mortgage Securities VII, Inc.
0.761% due 05/25/2032		$138	115
2.856% due 12/25/2030		106	110
4.865% due 03/18/2036		80	83
5.045% due 03/18/2036		40	41
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018		163	188
Sears Mortgage Securities
12.000% due 02/25/2014		30	34
Securitized Asset Sales, Inc.
2.935% due 11/26/2023		112	109
Sequoia Mortgage Trust
0.461% due 07/20/2036		4,332	3,541
0.611% due 10/19/2026		510	442
0.611% due 07/20/2033		656	622
0.641% due 10/20/2027		412	376
0.921% due 06/20/2033		53	48
2.604% due 01/20/2047		6,970	5,683
2.823% due 04/20/2035		31,922	30,014
5.441% due 09/20/2046		15,979	13,915
5.637% due 01/20/2047		10,936	9,553
Sovereign Commercial Mortgage Securities Trust
5.811% due 07/22/2030		1,148	1,187
Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037		357	218
0.501% due 06/25/2035		1,140	845
1.742% due 01/25/2035		490	287
2.579% due 06/25/2035		5,112	4,078
2.602% due 05/25/2034		420	393
2.604% due 07/25/2034		1,002	912
2.633% due 01/25/2035		499	403
2.706% due 03/25/2034		1,703	1,711
2.714% due 08/25/2035		42	34
2.737% due 08/25/2034		2,430	2,188
2.765% due 04/25/2034		6,053	5,373
2.770% due 02/25/2034		2,024	1,930
3.238% due 01/25/2036		6,617	5,671
5.156% due 09/25/2036		4,100	2,330
5.190% due 12/25/2034		278	263
5.209% due 05/25/2036		4,100	3,158
5.210% due 09/25/2034		1,618	1,508
5.278% due 11/25/2035		1,737	1,193
5.481% due 07/25/2035		2,067	1,862
5.830% due 03/25/2036		2,591	1,966
5.950% due 02/25/2036		2,891	2,169
6.000% due 10/25/2037 (a)		2,262	1,106
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047		225	225
0.381% due 08/25/2036		21,875	13,393
0.391% due 03/25/2037		5,090	3,142
0.431% due 03/25/2037		1,264	326
0.451% due 06/25/2036		1,675	1,101
0.451% due 07/25/2046		49,644	31,344
0.471% due 04/25/2036		1,857	1,098
0.471% due 08/25/2036		4,635	2,922
0.471% due 05/25/2046		210	119
0.481% due 05/25/2036		63	38
0.481% due 05/25/2046		16,993	9,083
0.481% due 09/25/2047		300	126
0.491% due 05/25/2045		1,221	819
0.511% due 07/19/2035		2,463	2,204
0.521% due 05/25/2046		552	166
0.561% due 08/25/2036		1,100	180
0.571% due 12/25/2035		8,169	5,045
0.591% due 10/19/2034		1,059	969
0.611% due 03/19/2034		15	14
0.841% due 07/19/2034		36	33
0.921% due 09/19/2032		9,613	8,571
1.101% due 10/19/2033		1,098	983
4.520% due 05/25/2022		1,297	1,261
4.780% due 05/02/2030		1	1
Structured Asset Securities Corp.
0.311% due 05/25/2036		155	153
2.154% due 05/25/2032		253	220
2.308% due 07/25/2032		773	580
2.382% due 01/25/2032		1,840	1,594
2.550% due 01/25/2034		8,470	7,130
2.679% due 02/25/2032		1,649	1,599
2.856% due 10/25/2035		939	755
5.250% due 12/25/2034		3,679	3,659
5.397% due 03/25/2033		5,164	5,039
5.750% due 02/25/2035		36,422	37,828
9.057% due 04/15/2027		51	51
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024		36	35
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		108	107
5.630% due 01/25/2037		1,578	881
5.970% due 09/25/2036		5,726	1,634
6.014% due 07/25/2037		3,072	1,980
6.500% due 07/25/2036		11,962	8,171
Thornburg Mortgage Securities Trust
0.361% due 03/25/2037		3,212	3,137
0.371% due 11/25/2046		877	866
0.381% due 10/25/2046		16,381	16,241
0.383% due 06/25/2037		1,565	1,542
0.961% due 12/25/2033		3,961	3,681
3.258% due 10/25/2043		1,307	1,244
5.741% due 09/25/2047		206,614	178,911
UBS Commercial Mortgage Trust
1.160% due 07/15/2024		111,337	104,859
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028		3,472	3,487
Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020		12,161	11,381
0.351% due 09/15/2021		17,031	16,599
0.435% due 06/15/2049		184,300	144,881
5.090% due 07/15/2042		85	90
5.215% due 01/15/2041		450	479
5.308% due 11/15/2048		41,805	44,430
5.342% due 12/15/2043		194,250	196,621
5.416% due 01/15/2045		16,615	17,737
5.509% due 04/15/2047		58,608	59,858
5.678% due 05/15/2046		16,665	17,417
5.702% due 05/15/2043		50	52
5.737% due 05/15/2043		655	703
5.744% due 06/15/2049		365	381
Wachovia Mortgage Loan Trust LLC
5.154% due 08/20/2035		22,471	20,478
5.427% due 10/20/2035		3,825	3,662
5.936% due 03/20/2037		12,048	10,444
WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)		18,604	1,023
0.481% due 07/25/2046		486	100
0.491% due 04/25/2045		519	438
0.521% due 11/25/2045		5,216	4,417
0.531% due 12/25/2045		523	452
0.541% due 11/25/2045		4,145	3,207
0.551% due 10/25/2045		35,900	30,536
0.571% due 01/25/2045		2,574	2,218
0.581% due 01/25/2045		709	600
0.620% due 11/25/2034		1,282	1,000
0.671% due 11/25/2045		800	486
0.671% due 12/25/2045		789	456
0.740% due 11/25/2034		1,323	940
0.801% due 12/25/2027		5,002	4,441
0.901% due 12/25/2027		19,750	16,847
1.028% due 02/25/2047		53,107	32,815
1.028% due 03/25/2047		46,210	28,734
1.068% due 01/25/2047		22,309	13,671
1.088% due 04/25/2047		31,573	21,201
1.098% due 05/25/2047		31,341	20,848
1.138% due 12/25/2046		1,399	1,011
1.138% due 07/25/2047		1,185	786
1.148% due 12/25/2046		21,284	13,899
1.308% due 06/25/2046		39,443	30,144
1.328% due 02/25/2046		1,205	933
1.328% due 08/25/2046		410	270
1.528% due 11/25/2042		225	200
1.538% due 05/25/2041		19	19
1.728% due 06/25/2042		1,368	1,153
1.728% due 08/25/2042		186	169
1.828% due 11/25/2046		4,565	3,345
2.370% due 03/25/2033		54	52
2.594% due 12/25/2035		39,585	32,040
2.606% due 01/25/2033		454	440
2.671% due 12/25/2035		25,000	20,520
2.700% due 06/25/2033		9,720	9,328
2.705% due 05/25/2035		78,209	65,649
2.721% due 10/25/2035		3,598	2,989
2.722% due 04/25/2035		14,786	12,429
2.760% due 08/25/2034		1,312	1,283
2.770% due 09/25/2035		37,962	30,953
2.778% due 09/25/2033		410	414
2.785% due 03/25/2034		1,408	1,334
2.786% due 08/25/2035		2,669	2,461
2.904% due 02/27/2034		1,004	1,027
3.154% due 05/25/2046		2,804	2,043
3.154% due 07/25/2046		2,362	1,735
3.154% due 08/25/2046		1,401	1,067
3.154% due 09/25/2046		1,737	1,312
3.154% due 10/25/2046		29,215	22,441
3.154% due 12/25/2046		17,563	13,493
4.991% due 03/25/2037		31,016	25,377
5.000% due 02/25/2037		51,991	41,150
5.009% due 03/25/2037		106,552	93,039
5.141% due 01/25/2037		13,681	10,418
5.264% due 12/25/2035		9,121	8,247
5.299% due 04/25/2037		9,278	6,879
5.302% due 12/25/2036		30,156	23,202
5.415% due 12/25/2036		8,490	6,553
5.492% due 02/25/2037		25,798	18,978
5.503% due 08/25/2035		11,879	11,094
5.530% due 05/25/2037		22,270	18,131

5.721% due 02/25/2037		33,618	26,225
5.767% due 03/25/2037		54,022	50,203
5.793% due 08/25/2036		20,186	17,644
5.854% due 09/25/2036		14,379	11,290
6.000% due 07/25/2034		1,175	1,249
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.098% due 04/25/2047		960	254
1.298% due 05/25/2046		10,193	5,761
6.268% due 07/25/2036		2,225	1,219
Washington Mutual MSC Mortgage Pass-Through Certificates
2.204% due 02/25/2031		3	3
2.510% due 05/25/2033		234	224
2.581% due 06/25/2033		8,866	8,656
2.698% due 01/25/2035		904	865
2.766% due 02/25/2033		48	45
6.500% due 06/25/2032		8	8
Wells Fargo Mortgage-Backed Securities Trust
0.761% due 07/25/2037		6,694	5,554
2.736% due 12/25/2034		32,413	31,105
2.748% due 01/25/2035		11,897	10,876
2.761% due 11/25/2034		2,693	2,655
2.774% due 03/25/2036		5,849	4,325
2.831% due 07/25/2035		99,743	92,964
2.845% due 04/25/2036		105	99
2.847% due 10/25/2035		5,882	5,601
2.848% due 03/25/2035		7,223	6,650
2.856% due 12/25/2034		3,359	3,263
2.860% due 05/25/2035		4,044	3,806
2.861% due 10/25/2035		2,298	2,159
2.884% due 09/25/2034		20,145	20,546
2.888% due 10/25/2035		27,624	25,680
2.893% due 10/25/2035		35,373	29,909
2.898% due 10/25/2035		691	680
2.919% due 05/25/2035		7,411	6,780
3.040% due 06/25/2035		4,371	4,369
3.203% due 03/25/2036		9,830	8,757
3.287% due 04/25/2036		29,202	23,300
3.425% due 03/25/2036		179,725	159,849
3.426% due 03/25/2036		19,710	17,181
4.500% due 11/25/2018		51	52
4.560% due 12/25/2033		9,132	9,164
4.605% due 01/25/2034		3,752	3,826
4.682% due 12/25/2033		856	884
4.701% due 07/25/2034		127	133
4.911% due 01/25/2035		169	171
5.000% due 03/25/2036		5,950	5,724
5.071% due 03/25/2036		65,750	61,672
5.199% due 10/25/2035		11,794	11,719
5.281% due 05/25/2035		20,562	20,406
5.409% due 03/25/2036		530	498
5.500% due 01/25/2036		13,145	12,710
5.500% due 03/25/2036		500	500
5.645% due 04/25/2036		41,340	37,292
5.750% due 03/25/2036		16,745	16,646
5.750% due 02/25/2037		1,500	1,409
5.750% due 04/25/2037		12,497	11,525
5.812% due 09/25/2036		12,016	10,117
6.000% due 08/25/2036		11,123	10,947
6.000% due 03/25/2037		13,000	11,168
6.000% due 04/25/2037		4,500	4,117
6.000% due 07/25/2037		25,576	23,725
6.000% due 08/25/2037		33,870	32,378

Total Mortgage-Backed Securities (Cost $13,512,892)			13,878,035

ASSET-BACKED SECURITIES 1.2%
Access Group, Inc.
1.588% due 10/27/2025		9,248	9,461
Accredited Mortgage Loan Trust
0.311% due 02/25/2037		227	227
4.230% due 10/25/2033		3,936	3,001
ACE Securities Corp.
0.311% due 12/25/2036		59	57
0.321% due 10/25/2036		28	10
AFC Home Equity Loan Trust
0.971% due 12/22/2027		7	4
Ameriquest Mortgage Securities, Inc.
0.461% due 05/25/2035		5,861	5,752
0.491% due 11/25/2035		298	278
1.121% due 10/25/2033		23	23
5.444% due 11/25/2035		5,094	5,289
AMMC CDO
0.512% due 05/03/2018		19,000	17,876
Amortizing Residential Collateral Trust
0.531% due 06/25/2032		315	273
0.841% due 07/25/2032		66	61
0.961% due 10/25/2031		138	125
Aquilae CLO PLC
1.341% due 01/17/2023	EUR	29,057	34,450
Argent Securities, Inc.
0.461% due 10/25/2035		$2,752	2,335
Asset-Backed Funding Certificates
0.321% due 01/25/2037		39	39
0.611% due 06/25/2034		2,790	2,285
0.691% due 12/25/2030		2,363	2,218
Asset-Backed Securities Corp. Home Equity
0.341% due 05/25/2037		3,573	3,076
0.536% due 09/25/2034		597	543
0.751% due 07/25/2035		4,048	3,967
BA Credit Card Trust
0.290% due 11/15/2013		19,860	19,846
0.960% due 12/15/2014		150	151
Bank One Issuance Trust
0.510% due 05/16/2016		500	500
Bear Stearns Asset-Backed Securities Trust
0.301% due 02/25/2037		1,809	1,768
0.311% due 11/25/2036		560	539
0.321% due 01/25/2037		604	550
0.331% due 12/25/2036		4,443	4,124
0.341% due 10/25/2036		71	67
0.351% due 06/25/2047		24	23
0.371% due 11/25/2036		1,161	788
0.411% due 01/25/2037		13,432	11,849
0.451% due 01/25/2047		242	228
0.661% due 10/27/2032		1,390	1,242
0.781% due 07/25/2035		3,585	3,453
0.901% due 12/25/2034		8	6
0.921% due 10/25/2032		4,614	4,103
1.261% due 10/25/2037		610	405
1.261% due 11/25/2042		585	520
3.186% due 06/25/2043		1,758	1,678
3.221% due 10/25/2036		341	249
3.433% due 07/25/2036		344	225
BNC Mortgage Loan Trust
0.361% due 05/25/2037		967	903
Callidus Debt Partners Fund Ltd.
0.549% due 04/17/2020		29,868	27,659
Capital Auto Receivables Asset Trust
1.710% due 10/15/2012		21,044	21,133
Carrington Mortgage Loan Trust
0.311% due 10/25/2036		104	103
0.311% due 01/25/2037		440	433
0.361% due 06/25/2037		1,525	1,383
0.381% due 02/25/2037		176	167
0.581% due 10/25/2035		1,415	1,348
Chase Funding Mortgage Loan Asset-Backed Certificates
0.901% due 08/25/2032		1,009	888
1.001% due 10/25/2032		70	60
4.499% due 11/25/2034		29	28
Chase Issuance Trust
0.300% due 04/15/2013		30,000	29,995
4.550% due 03/15/2013		10	10
5.120% due 10/15/2014		100	107
Citibank Credit Card Issuance Trust
4.850% due 04/22/2015		125	135
Citicorp Lease Pass-Through Trust 1999-1
8.040% due 12/15/2019		17,950	20,659
Citigroup Mortgage Loan Trust, Inc.
0.301% due 12/25/2036		38	37
0.321% due 05/25/2037		6,215	5,907
0.321% due 07/25/2045		7,304	6,040
0.331% due 05/25/2037		14,142	11,560
0.361% due 10/25/2036		609	608
5.764% due 01/25/2037		2,425	1,205
Clearwater Funding CBO
1.133% due 07/15/2013		11,202	10,719
Conseco Finance
0.710% due 05/15/2032		145	140
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		209	218
6.681% due 12/01/2033		641	675
6.990% due 07/01/2031		801	817
Conseco Financial Corp.
6.240% due 12/01/2028		103	102
6.870% due 04/01/2030		658	672
7.140% due 01/15/2029		56	59
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		897	891
0.311% due 07/25/2037		954	925
0.311% due 08/25/2037		16,201	15,655
0.311% due 05/25/2047		49	49
0.311% due 06/25/2047		1,179	1,161
0.331% due 06/25/2047		117	115
0.341% due 06/25/2037		1,176	1,169
0.341% due 10/25/2047		455	449
0.351% due 06/25/2037		405	398
0.371% due 10/25/2046		152	151
0.421% due 02/25/2036		114	113
0.441% due 09/25/2036		6,232	5,289
0.601% due 12/25/2036		99	45
0.741% due 12/25/2031		93	49
1.001% due 05/25/2032		22	20
4.693% due 10/25/2035		18,628	17,112
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		653	540
0.961% due 07/25/2032		54	42
1.001% due 08/25/2032		2,042	1,535
1.061% due 05/25/2043		2,000	1,722
Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		490	431
0.331% due 01/25/2037		45	18
0.381% due 07/25/2037		1,109	996
1.361% due 04/25/2032		411	352

4.831% due 08/25/2035		119	118
6.280% due 05/25/2035		1,912	1,794
Daimler Chrysler Auto Trust
1.745% due 09/10/2012		2,763	2,771
Delta Funding Home Equity Loan Trust
1.080% due 09/15/2029		210	170
Denver Arena Trust
6.940% due 11/15/2019		2,822	2,643
Discover Card Master Trust I
0.635% due 10/16/2013		400	400
Educational Services of America, Inc.
1.138% due 07/25/2023		71,965	72,020
EMC Mortgage Loan Trust
0.631% due 05/25/2040		79	64
Endurance CLO I Ltd.
0.736% due 02/15/2014		3,552	3,447
Equity One ABS, Inc.
0.821% due 11/25/2032		132	118
Fifth Third Auto Trust
4.810% due 01/15/2013		114	116
First Alliance Mortgage Loan Trust
1.021% due 03/20/2031		495	421
First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		1,019	1,011
0.321% due 10/25/2036		378	369
0.331% due 12/25/2036		1,195	1,175
0.351% due 07/25/2036		4,235	4,165
0.541% due 10/25/2035		8,553	8,366
0.631% due 12/25/2034		73	73
First NLC Trust
0.331% due 08/25/2037		2,122	1,451
FMAC Loan Receivables Trust
6.500% due 09/15/2020 (a)		12	8
7.900% due 04/15/2019		5	5
Ford Auto Securitization Trust
3.396% due 11/15/2011	CAD	10,192	10,343
Ford Credit Auto Owner Trust
1.680% due 06/15/2012		$24	24
3.960% due 04/15/2012		305	308
4.950% due 03/15/2013		25	26
5.150% due 11/15/2011		5	5
Franklin Auto Trust
1.841% due 06/20/2012		7,093	7,103
Fremont Home Loan Trust
0.321% due 01/25/2037		227	209
0.371% due 02/25/2036		117	116
GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036		14	6
Globaldrive BV
3.000% due 07/20/2015	EUR	19,885	26,649
4.000% due 10/20/2016		559	758
Greenpoint Manufactured Housing
7.270% due 06/15/2029		$547	464
8.300% due 10/15/2026		500	492
Grosvenor Place CLO BV
1.352% due 03/28/2023	EUR	127,000	151,951
GSAA Trust
0.561% due 03/25/2037		$5,367	3,014
0.561% due 05/25/2047		1,000	633
GSAMP Trust
0.331% due 10/25/2036		14	13
0.331% due 12/25/2036		598	438
0.351% due 11/25/2035		679	137
1.111% due 02/25/2047		107,262	84,086
Gulf Stream - Sextant CLO Ltd.
0.514% due 08/21/2020		10,000	9,304
Harbourmaster CLO Ltd.
1.286% due 06/15/2020	EUR	19,710	24,494
Home Equity Asset Trust
0.321% due 05/25/2037		$6,059	5,867
0.861% due 11/25/2032		154	114
HSBC Asset Loan Obligation
0.321% due 12/25/2036		658	602
HSBC Home Equity Loan Trust
0.411% due 03/20/2036		7,536	7,064
0.531% due 01/20/2035		1,213	1,116
0.551% due 01/20/2034		31,217	28,511
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		1,244	975
0.311% due 12/25/2036		5,742	5,641
0.321% due 05/25/2037		55	54
IMC Home Equity Loan Trust
5.795% due 07/25/2026		64	60
7.310% due 11/20/2028		28	27
7.500% due 04/25/2026		9	9
7.520% due 08/20/2028		24	25
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		14	15
IXIS Real Estate Capital Trust
0.601% due 02/25/2036		654	590
JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036		1,554	1,509
0.321% due 03/25/2047		3,015	2,359
0.341% due 08/25/2036		505	164
0.341% due 03/25/2037		63	59
0.351% due 10/25/2036		139	136
0.451% due 05/25/2035		690	637
L.A. Arena Funding LLC
7.656% due 12/15/2026		211	219
LCM LP
0.534% due 03/21/2019		17,300	16,145
Lehman ABS Mortgage Loan Trust
0.351% due 06/25/2037		7,005	2,917
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		5,096	4,217
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	148,590	197,554
Massachusetts Educational Financing Authority
1.238% due 04/25/2038		$3,550	3,566
MASTR Asset-Backed Securities Trust
0.311% due 01/25/2037		167	53
0.321% due 11/25/2036		17	18
0.341% due 05/25/2037		478	461
0.561% due 05/25/2037		35,947	33,060
Merrill Lynch First Franklin Mortgage Loan Trust
0.321% due 07/25/2037		1,195	1,189
Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		1,152	1,144
0.381% due 02/25/2037		2,344	1,627
Mesa Trust Asset-Backed Certificates
1.061% due 12/25/2031		1,582	1,273
Mid-State Trust
6.005% due 08/15/2037		12	12
6.340% due 10/15/2036		18,927	18,120
7.340% due 07/01/2035		1,064	1,114
7.791% due 03/15/2038		3,699	3,556
8.330% due 04/01/2030		12,206	12,613
Morgan Stanley ABS Capital I
0.301% due 10/25/2036		8	8
0.311% due 07/25/2036		406	149
0.311% due 11/25/2036		89	89
0.321% due 05/25/2037		569	494
0.361% due 11/25/2036		5,000	3,765
0.761% due 03/25/2033		2,429	2,198
1.061% due 07/25/2037		13,797	12,678
Morgan Stanley Home Equity Loan Trust
0.311% due 12/25/2036		3,595	3,510
Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		9	9
0.371% due 11/25/2036		200	92
Morgan Stanley Mortgage Loan Trust
0.331% due 01/25/2047		34	31
0.491% due 02/25/2037		1,418	658
0.621% due 04/25/2037		6,256	3,115
5.726% due 10/25/2036		2,600	1,494
5.750% due 11/25/2036		2,830	1,437
5.750% due 04/25/2037		1,775	1,320
6.000% due 07/25/2047		2,034	1,571
Mountain Capital CLO Ltd.
0.701% due 02/15/2016		61,707	58,499
MPC Natural Gas Funding Trust
6.200% due 03/15/2013		1,654	1,669
Nationstar Home Equity Loan Trust
0.321% due 03/25/2037		11	11
0.381% due 04/25/2037		470	461
Navigator CDO Ltd.
1.136% due 11/15/2015		11,081	10,695
Nelnet Student Loan Trust
0.818% due 04/27/2015		1	1
0.988% due 07/25/2018		10,000	10,076
1.218% due 10/25/2019		5,000	5,098
New Century Home Equity Loan Trust
0.521% due 06/25/2035		810	772
0.531% due 09/25/2035		13,086	12,634
Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014		40	41
Novastar Home Equity Loan
0.971% due 12/25/2033		1,648	1,504
NYLIM Flatiron CLO Ltd.
0.506% due 08/08/2020		10,750	9,979
Olympic CLO Ltd.
0.716% due 05/15/2016		1,207	1,187
Option One Mortgage Loan Trust
0.321% due 07/25/2037		47	45
0.351% due 04/25/2037		922	907
Park Place Securities, Inc.
0.521% due 09/25/2035		247	226
0.573% due 10/25/2034		74	73
Popular ABS Mortgage Pass-Through Trust
0.351% due 01/25/2037		439	438
0.351% due 06/25/2047		16,729	15,238
Primus CLO Ltd.
0.522% due 07/15/2021		478	415
Renaissance Home Equity Loan Trust
0.621% due 11/25/2034		309	257
0.761% due 12/25/2033		361	309
0.961% due 08/25/2032		104	86
5.565% due 02/25/2036		16	15
Residential Asset Mortgage Products, Inc.
0.661% due 06/25/2047		1,700	773
5.072% due 04/25/2034		4,068	3,934
Residential Asset Securities Corp.
0.331% due 02/25/2037		7	7
0.371% due 04/25/2037		54	53
0.761% due 07/25/2032 (a)		6	3
Residential Mortgage Loan Trust
0.506% due 09/25/2029		12	11

SACO I, Inc.
0.321% due 05/25/2036		2,676	2,434
0.471% due 03/25/2036		204	65
0.511% due 12/25/2035		174	59
Salomon Brothers Mortgage Securities VII, Inc.
0.821% due 09/25/2028		1,201	1,067
Saxon Asset Securities Trust
0.781% due 08/25/2032		89	88
Securitized Asset-Backed Receivables LLC Trust
0.301% due 01/25/2037		52	50
0.321% due 12/25/2036		366	139
0.391% due 05/25/2037		1,750	1,396
Security National Mortgage Loan Trust
0.551% due 10/25/2036		2,222	2,221
5.910% due 04/25/2037		1,492	1,488
SLC Student Loan Trust
1.202% due 06/15/2021		4,300	4,323
SLM Student Loan Trust
0.288% due 04/25/2017		108	108
0.288% due 07/25/2017		9,696	9,623
0.378% due 10/25/2022		2,700	2,676
0.398% due 04/25/2017		667	666
0.438% due 01/25/2017		37	37
0.618% due 01/25/2022		12,000	11,598
0.688% due 10/27/2014		234	234
0.788% due 10/27/2014		18	18
0.788% due 10/25/2017		32,500	32,457
0.838% due 10/25/2017		150	151
0.938% due 04/25/2019		700	703
1.038% due 01/25/2019		40,000	40,471
1.188% due 07/25/2023		700	706
1.388% due 10/25/2016		1,886	1,910
1.388% due 07/25/2023		5,000	5,072
1.502% due 12/15/2033		30,800	31,319
1.588% due 01/25/2018		1,490	1,533
1.788% due 04/25/2023		1,112,992	1,150,306
1.988% due 07/25/2023		2,100	2,188
2.180% due 08/15/2016		39,871	39,882
2.910% due 12/16/2019		42,483	42,532
Soundview Home Equity Loan Trust
0.321% due 11/25/2036		1,506	547
0.341% due 06/25/2037		1,079	970
0.561% due 11/25/2035		14	14
South Carolina Student Loan Corp.
0.846% due 03/01/2018		2,695	2,650
1.046% due 03/02/2020		700	695
1.296% due 09/03/2024		600	595
Specialty Underwriting & Residential Finance
0.321% due 01/25/2038		1,483	1,393
0.361% due 11/25/2037		2,545	1,897
0.941% due 01/25/2034		23	19
Stony Hill CDO III Ltd.
0.755% due 10/15/2013		4,282	4,177
Structured Asset Investment Loan Trust
0.311% due 07/25/2036		68	68
0.961% due 04/25/2033		2,194	1,944
Structured Asset Securities Corp.
0.311% due 09/25/2036		4	4
0.311% due 10/25/2036		55	55
0.341% due 01/25/2037		5,217	5,099
0.361% due 01/25/2037		140	101
0.411% due 05/25/2037		1,709	1,563
0.471% due 09/25/2035		2,249	2,227
0.551% due 01/25/2033		5,118	4,673
0.561% due 06/25/2035		5,652	3,973
0.661% due 05/25/2034		19	18
1.753% due 04/25/2035		23,027	17,511
4.910% due 06/25/2033		76	70
Symphony CLO Ltd.
0.526% due 05/15/2019		82,500	74,750
Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034		12	12
WAMU Asset-Backed Certificates
0.311% due 01/25/2037		3,102	3,021
Wells Fargo Home Equity Trust
0.511% due 12/25/2035		9,207	9,123
Whitney CLO Ltd.
0.586% due 03/01/2017		4,748	4,598
WMC Mortgage Loan Pass-Through Certificates
0.940% due 05/15/2030		1,920	1,644
Wood Street CLO BV
1.388% due 03/29/2021	EUR	48,703	59,969

Total Asset-Backed Securities (Cost $2,860,595)			2,871,266

SOVEREIGN ISSUES 5.1%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$34,300	35,677
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	46,200	60,502
5.500% due 07/12/2020		$3,200	3,304
Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		4,220	4,526
Brazil Government International Bond
5.625% due 01/07/2041		14,000	13,965
5.875% due 01/15/2019		7,800	8,697
6.000% due 01/17/2017		11,000	12,502
7.875% due 03/07/2015		28,000	33,600
8.000% due 01/15/2018		4,167	4,896
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	6,462,222	3,823,958
10.000% due 01/01/2013		190,000	110,120
10.000% due 01/01/2014		134,000	76,410
10.000% due 01/01/2017		2,055,854	1,135,579
Canada Government International Bond
2.000% due 12/01/2014	CAD	1,419,700	1,417,862
2.000% due 06/01/2016		166,000	162,401
2.500% due 09/01/2013		567,300	579,749
2.500% due 06/01/2015		148,500	150,617
3.000% due 12/01/2015		142,300	146,986
3.750% due 09/01/2011		1,250	1,278
4.500% due 06/01/2015		212,600	233,568
Canada Housing Trust No. 1
2.750% due 12/15/2015		290,200	292,815
3.350% due 12/15/2020		126,100	125,333
3.750% due 03/15/2020		35,000	36,194
Chile Government International Bond
5.500% due 01/15/2013		$50	54
China Development Bank Corp.
5.000% due 10/15/2015		24,200	26,247
China Government International Bond
4.750% due 10/29/2013		50	54
Colombia Government International Bond
7.375% due 01/27/2017		2,000	2,370
8.125% due 05/21/2024		10	13
8.250% due 12/22/2014		10,010	11,787
Export-Import Bank of China
4.875% due 07/21/2015		28,300	30,487
Export-Import Bank of Korea
0.523% due 10/04/2011		88,600	88,676
4.000% due 01/29/2021		86,100	80,761
5.125% due 06/29/2020		110,100	113,791
5.875% due 01/14/2015		5,560	6,032
8.125% due 01/21/2014		32,000	36,656
Hydro Quebec
0.525% due 09/29/2049		5,600	4,356
Indonesia Government International Bond
6.750% due 03/10/2014		5,000	5,606
7.250% due 04/20/2015		37	43
7.500% due 01/15/2016		9,080	10,654
Israel Government International Bond
5.500% due 11/09/2016		57	65
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021	EUR	50,892	62,798
Korea Development Bank
0.564% due 11/22/2012		$9,900	9,685
8.000% due 01/23/2014		27,800	31,755
Korea Expressway Corp.
5.125% due 05/20/2015		100	105
Korea Government Bond
4.875% due 09/22/2014		103	110
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,300	1,311
4.125% due 12/15/2015 (k)		59,600	60,221
Malaysia Government International Bond
7.500% due 07/15/2011		100	103
Mexico Government International Bond
4.250% due 07/14/2017	EUR	61,000	81,514
5.875% due 02/17/2014		$2,700	3,085
5.950% due 03/19/2019		98,300	110,096
6.000% due 06/18/2015	MXN	2,213,000	178,101
6.050% due 01/11/2040		$145,400	149,398
6.625% due 03/03/2015		10,000	11,550
6.750% due 09/27/2034		317	358
7.500% due 04/08/2033		5,650	6,964
8.125% due 12/30/2019		25	32
9.500% due 12/18/2014	MXN	363,600	33,004
New Zealand Government Bond
6.000% due 11/15/2011	NZD	820	653
Panama Government International Bond
6.700% due 01/26/2036		$18,062	20,229
7.250% due 03/15/2015		34,700	40,252
9.375% due 04/01/2029		15,000	21,113
Poland Government International Bond
5.000% due 10/19/2015		100	107
6.250% due 07/03/2012		47	50
6.375% due 07/15/2019		36	41
Province of British Columbia Canada
3.700% due 12/18/2020	CAD	10,000	10,028
Province of Ontario Canada
1.875% due 09/15/2015		$72,800	70,945
3.150% due 09/08/2015	CAD	87,000	89,114
4.200% due 03/08/2018		35,400	37,455
4.200% due 06/02/2020		223,800	232,217
4.300% due 03/08/2017		152,800	163,620
4.400% due 06/02/2019		118,175	125,380
4.600% due 06/02/2039		122,060	127,685
4.650% due 06/02/2041		32,000	33,940
4.700% due 06/02/2037		48,400	51,117
5.450% due 04/27/2016		$800	911
5.500% due 06/02/2018	CAD	71,000	80,874
5.600% due 06/02/2035		25,000	29,730
5.850% due 03/08/2033		165,000	201,081
6.200% due 06/02/2031		5,000	6,306

6.500% due 03/08/2029		26,200	33,802
7.600% due 06/02/2027		20,000	28,188
Province of Quebec Canada
4.500% due 12/01/2016		20,700	22,403
4.500% due 12/01/2019		52,900	56,244
4.500% due 12/01/2020		779,800	822,965
4.625% due 05/14/2018		$1,000	1,084
Qatar Government International Bond
4.000% due 01/20/2015		85,000	88,400
5.150% due 04/09/2014		9,100	9,782
5.250% due 01/20/2020		85,000	90,100
6.400% due 01/20/2040		110,000	119,900
Russia Government International Bond
7.500% due 03/31/2030		9,035	10,472
Societe Financement de l’Economie Francaise
0.489% due 07/16/2012		1,000	1,003
2.125% due 05/20/2012	EUR	100	136
3.375% due 05/05/2014		$79,400	83,691
South Africa Government International Bond
5.875% due 05/30/2022		100	109
6.500% due 06/02/2014		27,000	30,510
6.875% due 05/27/2019		5,000	5,881

Total Sovereign Issues (Cost $11,585,821)			12,375,899

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		446,800	3,927

CONSUMER DISCRETIONARY 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		8,212,560	66,932
6.250% due 07/15/2033		475,440	3,804

			70,736

Total Convertible Preferred Securities (Cost $31,482)			74,663

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Citigroup, Inc.
6.150% due 07/15/2033		1,974,000	25,757
SLM Corp.
3.143% due 07/15/2033		4,700	89

Total Preferred Securities (Cost $27,935)			25,846

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 19.0%
CERTIFICATES OF DEPOSIT 0.1%
Barclays Bank PLC
1.392% due 12/16/2011		$163,000	163,032

CORPORATE BONDS & NOTES 0.1%
Banco Santander Brasil S.A.
2.596% due 12/29/2011		112,000	109,171
BellSouth Corp.
4.295% due 04/26/2021		25,800	26,109
WM Wrigley Jr. Co.
1.678% due 06/28/2011		18,250	18,261

			153,541

REPURCHASE AGREEMENTS 3.6%
Banc of America Securities LLC
0.050% due 01/03/2011		700	700
(Dated 12/31/2010. Collateralized by U.S. Treasury Bills 0.186% due 06/23/2011 valued at $715. Repurchase proceeds are $700.)
0.260% due 01/03/2011		4,200	4,200
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $4,334. Repurchase proceeds are $4,200.)
0.280% due 01/03/2011		1,057,600	1,057,600
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 2.500% due 09/15/2012 - 06/30/2017 valued at $1,081,967. Repurchase proceeds are $1,057,608.)
Barclays Capital, Inc.
0.160% due 01/10/2011		123,300	123,300
(Dated 12/20/2010. Collateralized by U.S. Treasury Notes 1.375% due 05/15/2012 valued at $125,865. Repurchase proceeds are $123,301.)
0.170% due 01/10/2011		509,000	509,000
(Dated 12/21/2010. Collateralized by U.S. Treasury Notes 1.375% - 3.125% due 02/15/2013 - 01/31/2017 valued at $519,878. Repurchase proceeds are $509,002.)
0.170% due 01/13/2011		423,000	423,000
(Dated 12/23/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.625% - 3.500% due 01/15/2011 - 01/15/2015 valued at $431,558. Repurchase proceeds are $423,002.)
0.250% due 01/03/2011		1,500	1,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $1,555. Repurchase proceeds are $1,500.)
BNP Paribas Securities Corp.
0.180% due 01/03/2011		1,371,300	1,371,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.250% - 2.125% due 07/15/2013 - 02/15/2040 valued at $1,416,305. Repurchase proceeds are $1,371,307.)
Citigroup Global Markets, Inc.
0.270% due 01/03/2011		481,000	481,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.750% - 2.625% due 11/30/2011 - 12/31/2014 valued at $491,006. Repurchase proceeds are $481,004.)
Goldman Sachs & Co.
0.170% due 01/03/2011		500,000	500,000
(Dated 12/31/2010. Collateralized by Ginnie Mae 6.000% due 11/15/2039 valued at $515,104. Repurchase proceeds are $500,002.)
0.180% due 01/12/2011		500,000	500,000

(Dated 12/29/2010. Collateralized by Fannie Mae 4.500% - 5.000% due 05/01/2024 - 04/01/2038 valued at $433,508 and Freddie Mac 5.000% due 03/01/2038 valued at $87,125. Repurchase proceeds are $500,002.)

0.180% due 01/20/2011		500,000	500,000

(Dated 12/30/2010. Collateralized by Fannie Mae 3.500% - 5.500% due 01/01/2026 - 04/01/2040 valued at $255,004 and Freddie Mac 4.000% - 5.000% due 08/01/2025 - 03/01/2040 valued at $261,662. Repurchase proceeds are $500,002.)

0.220% due 01/13/2011		500,000	500,000

(Dated 12/15/2010. Collateralized by Fannie Mae 4.000% due 06/01/2024 - 12/01/2040 valued at $235,896 and Freddie Mac 5.000% - 5.500% due 06/01/2036 - 04/01/2038 valued at $285,858. Repurchase proceeds are $500,003.)

J.P. Morgan, Inc.
0.280% due 01/03/2011		1,700,000	1,700,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.750% due 08/15/2017 valued at $576,678 and U.S. Treasury Notes 0.875% - 4.625% due 02/29/2012 - 12/31/2017 valued at $1,160,552. Repurchase proceeds are $1,700,013.)

Morgan Stanley & Co., Inc.
0.290% due 01/03/2011		500	500
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.375% due 11/15/2019 valued at $513. Repurchase proceeds are $500.)
RBS Securities, Inc.
0.250% due 01/03/2011		299,600	299,600
(Dated 12/31/2010. Collateralized by Fannie Mae 5.125% due 04/15/2011 valued at $153,850 and Federal Farm Credit Bank 4.875% due 01/17/2017 valued at $152,444. Repurchase proceeds are $299,602.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		300,000	300,000
(Dated 12/31/2010. Collateralized by Freddie Mac 3.250% due 11/10/2020 valued at $54,466. Repurchase proceeds are $53,398.)
UBS Securities LLC
0.250% due 01/03/2011		451,800	451,800

(Dated 12/31/2010. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $68,661 and Freddie Mac 2.560% - 3.250% due 09/07/2017 - 11/04/2020 valued at $391,924. Repurchase proceeds are $451,803.)

			8,723,500

JAPAN TREASURY BILLS 4.2%
0.125% due 02/07/2011 - 03/28/2011 (e)	JPY	823,850,000	10,146,202

U.S. TREASURY BILLS 0.1%
0.111% due 01/06/2011 - 06/23/2011 (e)(i)		$236,667	236,620

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (h) 10.9%
		2,629,991,510	26,341,995

Total Short-Term Instruments (Cost $45,461,003)			45,764,890

Total Investments 126.2% (Cost $297,916,796)			$304,239,720
Written Options (n) (0.4%) (Premiums $796,334)			(1,094,408)
Other Assets and Liabilities (Net) (25.8%)			(62,137,032)

Net Assets 100.0%			$241,008,280

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Interest only security.

(c)	Principal only security.

(d)	Payment in-kind bond security.

(e)	Coupon represents a weighted average yield.

(f)	Security becomes interest bearing at a future date.

(g)	Principal amount of security is adjusted for inflation.

(h)	Affiliated to the Fund.

(i)	Securities with an aggregate market value of $651,529 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(j)	Securities with an aggregate market value of $1,568,468 and cash of $5,500 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(k)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $495,435 at a weighted average interest rate of -0.072%. On December 31, 2010, securities valued at $1,436,860 were pledged as collateral for reverse repurchase agreements.

(l)	Securities with an aggregate market value of $520,050 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	60,420	$(7,884)
90-Day Eurodollar December Futures	Long	12/2012	25,947	(47,917)
90-Day Eurodollar June Futures	Long	06/2011	110,597	41,800
90-Day Eurodollar June Futures	Long	06/2012	64,813	(47,150)
90-Day Eurodollar June Futures	Long	06/2013	2,212	(4,965)
90-Day Eurodollar March Futures	Long	03/2011	119,846	17,022
90-Day Eurodollar March Futures	Long	03/2012	76,723	(31,703)
90-Day Eurodollar March Futures	Long	03/2013	20,047	(39,298)
90-Day Eurodollar September Futures	Long	09/2011	26,655	12,319
90-Day Eurodollar September Futures	Long	09/2012	77,643	(115,163)
90-Day Eurodollar September Futures	Long	09/2013	8,318	(21,382)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	37,070	(1,364)
U.S. Treasury 5-Year Note March Futures	Short	03/2011	1,239	(745)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	4,036	(1,652)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	4,024	(3,452)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	4,015	(2,557)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	4,040	(4,415)

				$(258,506)

(m)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.566%		$1,700	$50	$31	$19
Barrick Gold Finance Co.	JPM	(0.530%	)	12/20/2016	0.557%		8,800	12	0	12
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	1.544%		18,000	(1,255)	0	(1,255)
Centex Corp.	BCLY	(1.000%	)	06/20/2016	2.457%		4,000	281	37	244
Centex Corp.	BNP	(1.000%	)	06/20/2016	2.457%		12,500	877	120	757
Centex Corp.	BOA	(1.000%	)	06/20/2015	2.239%		4,500	227	148	79
Centex Corp.	DUB	(1.000%	)	03/20/2011	0.953%		2,500	(2)	0	(2)
Centex Corp.	DUB	(1.000%	)	12/20/2017	2.581%		2,500	229	(9)	238
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.977%		1,500	47	20	27
Centex Corp.	GSC	(1.000%	)	06/20/2016	2.457%		3,120	219	0	219
CNA Financial Corp.	BCLY	(1.390%	)	12/20/2014	1.947%		10,000	203	1,209	(1,006)
CNA Financial Corp.	BOA	(0.690%	)	12/20/2014	1.947%		10,300	480	0	480
CNA Financial Corp.	BOA	(4.170%	)	12/20/2014	1.947%		8,000	(677)	0	(677)
CNA Financial Corp.	BOA	(3.360%	)	09/20/2016	2.235%		6,250	(364)	0	(364)
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.947%		10,200	560	0	560
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.343%		19,000	573	1,663	(1,090)
Coventry Health Care, Inc.	DUB	(1.000%	)	03/20/2015	2.809%		7,500	515	684	(169)
CRH America, Inc.	CITI	(2.590%	)	09/20/2018	2.659%		10,000	33	0	33
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.324%		4,700	90	431	(341)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.324%		2,300	44	198	(154)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.698%		2,000	(17)	46	(63)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.767%		6,200	397	574	(177)
Domtar Corp.	SOG	(5.000%	)	09/20/2016	1.907%		31,500	(5,114)	(3,957)	(1,157)
DR Horton, Inc.	BCLY	(1.000%	)	06/20/2016	2.429%		26,000	1,794	1,623	171
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	2.398%		10,000	650	783	(133)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	2.429%		21,500	1,484	1,597	(113)
DR Horton, Inc.	DUB	(1.000%	)	03/20/2016	2.398%		3,700	241	374	(133)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.429%		4,500	311	472	(161)
DR Horton, Inc.	GSC	(1.000%	)	03/20/2014	1.881%		5,000	134	335	(201)
DR Horton, Inc.	GSC	(1.000%	)	09/20/2014	2.035%		3,000	108	163	(55)
DR Horton, Inc.	JPM	(1.000%	)	03/20/2015	2.149%		10,000	447	538	(91)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.458%		10,000	(453)	789	(1,242)
Expedia, Inc.	RBS	(4.250%	)	09/20/2016	1.629%		16,500	(2,293)	0	(2,293)
FBG Finance Ltd.	BCLY	(2.140%	)	12/20/2014	0.666%		6,000	(347)	0	(347)
Fortune Brands, Inc.	DUB	(1.000%	)	03/20/2020	1.890%		12,000	795	416	379
Frontier Communications Corp.	BCLY	(5.000%	)	03/20/2013	0.869%		10,000	(931)	(602)	(329)
Hanson Ltd.	BCLY	(1.000%	)	09/20/2016	2.001%		20,000	1,025	3,056	(2,031)
Hanson Ltd.	BNP	(1.000%	)	03/20/2013	1.212%		15,000	64	68	(4)
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	2.001%		33,000	1,691	1,130	561
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	2.001%		20,000	1,025	553	472
HCP, Inc.	CSFB	(0.530%	)	09/20/2011	0.493%		7,350	(4)	0	(4)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.493%		3,200	(4)	0	(4)
HCP, Inc.	MLP	(0.650%	)	09/20/2016	1.399%		13,500	527	0	527
Health Care REIT, Inc.	BCLY	(3.310%	)	06/20/2015	1.043%		5,000	(490)	0	(490)
Health Management Associates, Inc.	BCLY	(1.000%	)	06/20/2016	2.465%		8,000	570	656	(86)
Health Management Associates, Inc.	BCLY	(5.000%	)	06/20/2016	2.465%		7,000	(882)	(801)	(81)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.799%		44,500	(149)	945	(1,094)
iStar Financial, Inc.	BCLY	(0.400%	)	03/20/2012	8.350%		10,000	830	0	830
iStar Financial, Inc.	MSC	(0.600%	)	12/20/2013	7.770%		10,000	1,509	0	1,509
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	1.643%		44,710	1,067	1,423	(356)
KB Home	BCLY	(5.000%	)	03/20/2015	3.565%		21,600	(1,217)	(1,583)	366
KB Home	BCLY	(5.000%	)	06/20/2015	3.703%		12,300	(657)	(936)	279
KB Home	BNP	(1.000%	)	06/20/2015	3.703%		5,000	535	465	70
KB Home	DUB	(1.000%	)	03/20/2014	3.083%		3,000	188	249	(61)
KB Home	DUB	(1.000%	)	03/20/2015	3.565%		5,000	484	491	(7)
KB Home	DUB	(5.000%	)	03/20/2015	3.565%		2,500	(141)	(194)	53
KB Home	GSC	(1.000%	)	03/20/2014	3.083%		7,000	439	329	110
KeySpan Corp.	JPM	(0.450%	)	06/20/2013	0.271%		6,900	(32)	65	(97)
Kinder Morgan, Inc.	DUB	(1.000%	)	03/20/2016	1.777%		2,000	74	94	(20)
Kinder Morgan, Inc.	MSC	(1.000%	)	03/20/2016	1.777%		13,300	490	670	(180)
Lennar Corp.	BCLY	(5.000%	)	06/20/2015	3.412%		11,000	(716)	(888)	172
Lennar Corp.	BNP	(5.000%	)	03/20/2013	2.232%		9,000	(556)	(571)	15
Lennar Corp.	BNP	(5.000%	)	09/20/2014	3.117%		22,000	(1,461)	(1,448)	(13)
Lennar Corp.	BNP	(1.000%	)	06/20/2015	3.412%		20,000	1,911	2,099	(188)
Lennar Corp.	DUB	(0.785%	)	12/20/2011	1.288%		9,000	41	0	41
Lennar Corp.	DUB	(1.000%	)	03/20/2013	2.232%		6,800	178	262	(84)
Lennar Corp.	DUB	(1.000%	)	06/20/2015	3.412%		3,500	335	367	(32)
Lennar Corp.	DUB	(5.000%	)	06/20/2015	3.412%		5,000	(325)	(440)	115
Lennar Corp.	GSC	(1.000%	)	12/20/2011	1.278%		9,000	20	224	(204)
Lennar Corp.	GSC	(1.000%	)	09/20/2014	3.117%		4,500	324	483	(159)
Lennar Corp.	GSC	(5.000%	)	06/20/2015	3.412%		4,000	(260)	(235)	(25)
Lennar Corp.	GSC	(1.000%	)	06/20/2016	3.741%		4,000	506	478	28
Lexmark International, Inc.	BOA	(1.400%	)	06/20/2018	2.271%		13,000	701	0	701
Lexmark International, Inc.	CITI	(3.320%	)	06/20/2013	1.270%		5,590	(286)	0	(286)
Lexmark International, Inc.	JPM	(1.190%	)	06/20/2013	1.270%		15,880	24	0	24
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.930%		7,600	122	836	(714)
Limited Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.185%		1,250	8	96	(88)
Limited Brands, Inc.	BNP	(1.000%	)	09/20/2017	1.724%		22,000	942	1,835	(893)
Limited Brands, Inc.	BOA	(1.000%	)	12/20/2014	1.185%		5,000	34	216	(182)
Limited Brands, Inc.	BOA	(1.000%	)	09/20/2017	1.724%		10,000	428	907	(479)
Limited Brands, Inc.	BOA	(1.000%	)	06/20/2019	1.916%		20,400	1,313	1,603	(290)
Limited Brands, Inc.	DUB	(1.000%	)	09/20/2017	1.724%		7,600	326	798	(472)
Limited Brands, Inc.	DUB	(4.800%	)	09/20/2017	1.772%		43,000	(7,836)	0	(7,836)
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	1.772%		2,700	(177)	150	(327)
Limited Brands, Inc.	RBS	(4.500%	)	09/20/2017	1.772%		18,700	(3,072)	0	(3,072)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.342%		11,810	(2,895)	0	(2,895)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	03/20/2012	0.441%		54,500	(396)	620	(1,016)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2012	0.621%		13,000	(90)	68	(158)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2015	1.309%		4,000	54	165	(111)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2012	0.441%		15,000	(108)	144	(252)
Macy’s Retail Holdings, Inc.	BOA	(6.870%	)	03/20/2012	0.446%		7,000	(570)	0	(570)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	0.720%		5,000	(193)	433	(626)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	09/20/2015	1.309%		3,800	51	423	(372)
Macy’s Retail Holdings, Inc.	BOA	(7.060%	)	09/20/2015	1.342%		8,000	(2,062)	0	(2,062)
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	0.718%		16,800	(112)	328	(440)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	1.342%		7,000	(359)	772	(1,131)
Manpower, Inc.	GSC	(2.500%	)	06/20/2013	0.847%	EUR	45,500	(2,511)	(2,684)	173
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.447%		$2,200	66	400	(334)
Marriott International, Inc.	CITI	(0.260%	)	06/20/2012	0.300%		15,000	7	0	7
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	06/20/2019	1.458%		15,300	494	0	494
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.147%		18,100	39	196	(157)
Masco Corp.	CITI	(4.240%	)	03/20/2017	2.547%		9,020	(835)	0	(835)
Masco Corp.	DUB	(1.000%	)	09/20/2012	1.147%		15,000	32	360	(328)
Masco Corp.	DUB	(1.000%	)	06/20/2015	2.127%		4,000	184	269	(85)
Masco Corp.	DUB	(1.000%	)	12/20/2016	2.446%		1,000	75	110	(35)
Masco Corp.	GSC	(1.000%	)	09/20/2012	1.147%		5,200	11	54	(43)
Masco Corp.	GSC	(1.000%	)	03/20/2017	2.472%		3,000	237	269	(32)
Masco Corp.	JPM	(1.000%	)	09/20/2012	1.147%		5,400	12	80	(68)
Masco Corp.	JPM	(1.000%	)	06/20/2015	2.127%		5,000	232	232	0
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.173%		5,000	50	0	50
Masco Corp.	MSC	(1.000%	)	09/20/2012	1.147%		12,000	26	327	(301)
Masco Corp.	MSC	(0.680%	)	09/20/2013	1.576%		10,000	235	0	235
Masco Corp.	UBS	(4.650%	)	12/20/2016	2.520%		10,000	(1,128)	0	(1,128)
Maytag Corp.	JPM	(0.460%	)	06/20/2015	0.518%		10,000	23	0	23
MDC Holdings, Inc.	BNP	(1.250%	)	12/20/2014	1.473%		9,000	72	0	72
MDC Holdings, Inc.	BOA	(1.000%	)	12/20/2014	1.436%		3,000	48	0	48
MDC Holdings, Inc.	MLP	(1.350%	)	12/20/2012	0.993%		10,500	(79)	0	(79)
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	4.614%		39,900	298	402	(104)
New York Times Co.	BNP	(1.000%	)	03/20/2015	1.735%		11,300	327	684	(357)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.735%		10,630	(1,406)	(952)	(454)
New York Times Co.	GSC	(1.000%	)	03/20/2015	1.735%		5,000	144	235	(91)
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	2.949%		10,000	(553)	(180)	(373)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.949%		37,000	(2,048)	524	(2,572)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	2.949%		10,000	(554)	64	(618)
Office Depot, Inc.	SOG	(5.000%	)	09/20/2013	2.949%		16,000	(886)	(849)	(37)
Packaging Corp. of America	CSFB	(0.940%	)	09/20/2013	1.046%		10,000	25	0	25
Pactiv Corp.	MSC	(5.000%	)	06/20/2017	3.572%		9,800	(768)	(677)	(91)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.375%		25,000	(151)	0	(151)
Pearson Dollar Finance PLC	BCLY	(0.730%	)	06/20/2018	0.766%		7,000	15	0	15
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.766%		10,000	(5)	0	(5)
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.766%		11,000	31	0	31
Pearson Dollar Finance PLC	JPM	(0.830%	)	06/20/2014	0.481%		5,000	(61)	5	(66)
Pioneer Natural Resources Co.	MSC	(1.000%	)	09/20/2016	1.578%		20,835	621	1,533	(912)
PMI Group, Inc.	JPM	(0.460%	)	09/20/2016	6.693%		9,500	2,463	0	2,463
ProLogis	CITI	(1.000%	)	06/20/2012	0.585%		10,500	(69)	223	(292)
Pulte Group, Inc.	BNP	(1.000%	)	03/20/2013	2.101%		10,250	240	180	60
Pulte Group, Inc.	BNP	(1.000%	)	03/20/2014	2.559%		35,000	1,643	1,578	65
Pulte Group, Inc.	DUB	(1.000%	)	09/20/2011	1.338%		15,400	31	57	(26)
Reed Elsevier Capital, Inc.	MLP	(0.290%	)	06/20/2012	0.238%		5,000	(4)	0	(4)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.550%		12,500	(284)	981	(1,265)
Rexam PLC	RBS	(1.450%	)	06/20/2013	0.550%		4,000	(91)	273	(364)
Rohm and Haas Co.	BNP	(1.000%	)	09/20/2017	0.646%		30,000	(674)	(437)	(237)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.654%		4,665	(277)	0	(277)
Rohm and Haas Co.	BOA	(0.700%	)	09/20/2017	0.654%		13,425	(42)	0	(42)
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.646%		1,500	(33)	(16)	(17)
Rohm and Haas Co.	CITI	(0.540%	)	09/20/2017	0.654%		7,000	48	0	48
RPM International, Inc.	BCLY	(1.460%	)	03/20/2018	1.434%		2,800	(6)	0	(6)
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.434%		9,000	228	399	(171)
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.399%		15,000	375	219	156
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.415%		17,300	(2,310)	(1,598)	(712)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.779%		25,000	(1,218)	0	(1,218)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2012	0.532%		42,000	(257)	(84)	(173)
RR Donnelley & Sons Co.	DUB	(1.000%	)	06/20/2014	1.718%		800	19	34	(15)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2017	2.490%		900	72	84	(12)
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.565%		10,000	(383)	0	(383)
RR Donnelley & Sons Co.	GSC	(1.000%	)	09/20/2016	2.415%		7,700	552	962	(410)
Ryland Group, Inc.	BCLY	(1.000%	)	06/20/2017	2.382%		2,200	169	159	10
Ryland Group, Inc.	BNP	(1.000%	)	06/20/2017	2.382%		28,500	2,178	1,699	479
Ryland Group, Inc.	BNP	(5.000%	)	06/20/2020	2.541%		9,000	(1,614)	(1,621)	7
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	1.982%		9,000	344	668	(324)
Ryland Group, Inc.	RBS	(1.000%	)	06/20/2017	2.382%		900	68	67	1
Seagate Technology HDD Holdings	DUB	(5.000%	)	12/20/2011	0.493%		7,700	(354)	(423)	69
Seagate Technology HDD Holdings	GSC	(1.000%	)	12/20/2011	0.493%		20,800	(112)	198	(310)
Seagate Technology HDD Holdings	JPM	(2.250%	)	12/20/2011	0.493%		11,100	(200)	735	(935)
Sealed Air Corp.	BOA	(1.060%	)	09/20/2013	0.853%		9,250	(55)	517	(572)
Sprint Capital Corp.	BCLY	(3.630%	)	03/20/2012	1.126%		11,000	(352)	0	(352)
Sprint Nextel Corp.	DUB	(5.000%	)	03/20/2012	1.102%		2,500	(123)	(127)	4

Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	03/20/2013	0.597%	10,000	(93)	143	(236)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	12/20/2014	0.976%	47,000	(62)	1,741	(1,803)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.468%	33,000	(273)	(32)	(241)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.468%	5,500	(379)	(167)	(212)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2013	0.597%	8,500	(79)	144	(223)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	0.597%	2,000	(199)	(97)	(102)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	12/20/2015	1.152%	5,500	37	396	(359)
Starwood Hotels & Resorts Worldwide, Inc.	SOG	(5.000%	)	03/20/2013	0.597%	9,500	(944)	(861)	(83)
Tate & Lyle International Finance PLC	BCLY	(1.250%	)	12/20/2014	0.819%	12,000	(205)	0	(205)
Temple-Inland, Inc.	BCLY	(1.000%	)	06/20/2012	0.866%	6,000	(14)	61	(75)
Temple-Inland, Inc.	BNP	(6.670%	)	03/20/2018	2.332%	7,430	(1,985)	0	(1,985)
Temple-Inland, Inc.	BOA	(1.000%	)	03/20/2018	2.265%	4,000	308	209	99
Temple-Inland, Inc.	DUB	(1.000%	)	03/20/2018	2.265%	4,000	308	156	152
Toll Brothers Finance Corp.	BCLY	(1.000%	)	12/20/2017	1.936%	36,000	2,015	1,746	269
Toll Brothers Finance Corp.	BCLY	(5.000%	)	12/20/2017	1.936%	32,500	(6,056)	(6,822)	766
Toll Brothers Finance Corp.	BNP	(1.000%	)	06/20/2015	1.595%	10,000	246	262	(16)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	1.936%	15,000	839	814	25
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	2.047%	7,000	525	251	274
Toll Brothers Finance Corp.	DUB	(1.000%	)	12/20/2019	2.047%	3,000	225	262	(37)
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	1.936%	2,700	151	71	80
Toll Brothers Finance Corp.	MSC	(1.390%	)	09/20/2013	1.215%	9,800	(51)	0	(51)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.903%	7,500	(25)	494	(519)
Tyco Electronics Group S.A.	GSC	(1.530%	)	12/20/2012	0.529%	6,500	(132)	0	(132)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.257%	4,000	31	136	(105)
Tyson Foods, Inc.	GSC	(1.000%	)	03/20/2014	1.257%	31,000	237	1,474	(1,237)
Tyson Foods, Inc.	JPM	(1.000%	)	03/20/2014	1.257%	12,000	92	795	(703)
Tyson Foods, Inc.	RBS	(3.250%	)	06/20/2016	1.839%	19,000	(1,361)	0	(1,361)
Universal Corp.	DUB	(1.000%	)	12/20/2014	2.085%	33,000	1,317	580	737
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.738%	2,575	123	129	(6)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.738%	8,000	192	303	(111)
Universal Health Services, Inc.	BOA	(1.610%	)	06/20/2016	1.738%	7,000	41	50	(9)
UST LLC	BCLY	(0.700%	)	03/20/2018	0.301%	24,000	(648)	0	(648)
UST LLC	CITI	(1.000%	)	03/20/2018	0.302%	2,500	(118)	(133)	15
UST LLC	DUB	(1.000%	)	03/20/2018	0.302%	1,500	(71)	(74)	3
VTB Bank Via VTB Capital S.A.	BCLY	(2.150%	)	05/20/2013	2.275%	15,000	6	6,476	(6,470)
Wesfarmers Ltd.	BCLY	(2.235%	)	06/20/2013	0.442%	25,000	(1,125)	373	(1,498)
Wesfarmers Ltd.	GSC	(2.510%	)	06/20/2013	0.442%	23,200	(1,204)	0	(1,204)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.878%	20,000	1,254	318	936
Whirlpool Corp.	DUB	(1.000%	)	12/20/2012	0.878%	600	(2)	(2)	0

							$(22,654)	$38,413	$(61,067)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2012	1.746%	$25,000	$1,618	$406	$1,212
Ally Financial, Inc.	GSC	5.000%	03/20/2020	2.749%	30,000	4,543	1,141	3,402
American International Group, Inc.	BOA	5.000%	12/20/2011	0.514%	31,000	1,419	(930)	2,349
American International Group, Inc.	DUB	5.000%	12/20/2011	0.514%	10,500	481	(315)	796
American International Group, Inc.	GSC	5.000%	09/20/2011	0.358%	17,400	621	(4,002)	4,623
American International Group, Inc.	UBS	5.000%	12/20/2011	0.514%	10,000	458	(700)	1,158
Australia Government Bond	DUB	1.000%	03/20/2015	0.447%	150,000	3,469	2,589	880
Australia Government Bond	DUB	1.000%	06/20/2015	0.464%	25,000	591	654	(63)
Australia Government Bond	RBS	1.000%	06/20/2015	0.464%	25,000	591	678	(87)
Australia Government Bond	UBS	1.000%	03/20/2015	0.447%	50,000	1,156	693	463
Australia Government Bond	UBS	1.000%	06/20/2015	0.464%	50,000	1,182	1,331	(149)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.773%	9,100	24	(21)	45
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.898%	20,000	69	0	69
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	1.143%	65,000	(349)	(1,169)	820
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	1.143%	25,000	(134)	(468)	334
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.143%	162,200	(870)	(2,827)	1,957
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	1.261%	20,000	(236)	(298)	62
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	1.143%	25,000	(134)	(434)	300
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	1.106%	25,000	(92)	(495)	403
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	1.143%	65,000	(349)	(932)	583
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	1.143%	111,400	(598)	(1,718)	1,120
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2015	1.187%	30,000	(227)	(962)	735
Berkshire Hathaway Finance Corp.	GSC	1.000%	12/20/2015	1.261%	60,000	(707)	(1,275)	568
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	1.187%	20,000	(151)	(816)	665
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	1.261%	15,000	(176)	(463)	287
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	1.143%	77,000	(414)	(1,445)	1,031
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	1.143%	3,300	(18)	(60)	42
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.158%	6,700	44	(486)	530
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%	5,700	37	(403)	440
BP Capital Markets America, Inc.	BOA	5.000%	09/20/2011	0.158%	25,000	930	(506)	1,436
BP Capital Markets America, Inc.	CSFB	5.000%	09/20/2011	0.158%	25,000	930	(324)	1,254
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%	99,500	3,703	(1,480)	5,183
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.158%	13,100	85	(677)	762
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.158%	15,800	103	(1,162)	1,265
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.158%	5,900	219	(154)	373
BP Capital Markets America, Inc.	MSC	5.000%	09/20/2011	0.158%	25,000	930	(411)	1,341
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.587%	15,000	131	0	131
Brazil Government International Bond	BCLY	1.620%	03/20/2013	0.793%	20,900	480	0	480
Brazil Government International Bond	BCLY	1.000%	03/20/2015	1.002%	75,000	23	(1,413)	1,436
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.033%	127,100	(132)	(1,967)	1,835
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	240,700	44	(2,853)	2,897
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.085%	105,000	(380)	(514)	134
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.061%	34,600	(81)	(407)	326
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%	21,000	(50)	(330)	280
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.061%	70,000	(165)	(777)	612
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.128%	10,000	510	0	510
Brazil Government International Bond	CSFB	1.000%	06/20/2020	1.402%	25,000	(792)	(789)	(3)
Brazil Government International Bond	DUB	1.000%	03/20/2011	0.508%	20,000	29	97	(68)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.587%	7,500	65	0	65
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.033%	61,800	(64)	(873)	809
Brazil Government International Bond	DUB	1.000%	09/20/2015	1.061%	110,000	(258)	(1,220)	962
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.085%	75,000	(271)	(494)	223
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.402%	50,000	(1,583)	(1,656)	73
Brazil Government International Bond	GSC	1.000%	03/20/2011	0.508%	15,000	22	39	(17)
Brazil Government International Bond	GSC	1.000%	03/20/2015	1.002%	100,000	30	(1,931)	1,961
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.033%	30,800	(32)	(414)	382
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%	247,900	(257)	(3,142)	2,885
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%	130,500	(307)	(1,332)	1,025
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.085%	100,000	(363)	(756)	393
Brazil Government International Bond	HSBC	1.000%	06/20/2020	1.402%	110,000	(3,482)	(3,489)	7
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.002%	25,000	7	(506)	513
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%	40,000	(41)	(420)	379
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%	107,000	(251)	(1,219)	968
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.402%	25,000	(792)	(789)	(3)
Brazil Government International Bond	MLP	1.710%	05/20/2013	0.819%	15,000	346	0	346
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.119%	300	14	0	14
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.556%	50,000	328	0	328
Brazil Government International Bond	MSC	1.660%	03/20/2013	0.793%	47,000	1,127	0	1,127
Brazil Government International Bond	MSC	1.770%	09/20/2014	0.964%	15,000	514	0	514
Brazil Government International Bond	MSC	1.000%	06/20/2015	1.033%	31,500	(33)	(305)	272
Brazil Government International Bond	MSC	1.000%	09/20/2015	1.061%	25,000	(59)	(157)	98
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.085%	100,000	(362)	(806)	444
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.107%	50,000	(244)	(356)	112
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.189%	6,000	153	0	153
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.508%	50,000	74	225	(151)
Brazil Government International Bond	RBS	1.000%	03/20/2015	1.002%	50,000	15	(989)	1,004
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.508%	20,000	29	94	(65)
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%	27,600	(65)	(261)	196
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	1.601%	30,000	14	0	14
California State General Obligation Bonds, Series 2003	GSC	2.150%	09/20/2011	1.601%	13,330	64	0	64
California State General Obligation Bonds, Series 2003	GSC	2.250%	09/20/2011	1.601%	13,330	74	0	74
California State General Obligation Bonds, Series 2003	GSC	2.400%	09/20/2011	1.601%	13,330	89	0	89
California State General Obligation Bonds, Series 2003	MSC	2.650%	12/20/2020	2.976%	25,000	(379)	0	(379)
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	2.882%	25,000	(3,024)	0	(3,024)
Canada Government Bond	GSC	1.000%	03/20/2015	0.330%	10,000	281	243	38
China Government International Bond	BCLY	1.000%	03/20/2015	0.578%	50,000	885	520	365
China Government International Bond	BCLY	1.000%	06/20/2015	0.608%	50,000	867	817	50
China Government International Bond	BCLY	1.000%	12/20/2015	0.659%	75,000	1,249	1,074	175
China Government International Bond	BNP	1.000%	06/20/2015	0.608%	25,000	434	384	50
China Government International Bond	BNP	1.000%	09/20/2015	0.635%	15,000	255	94	161
China Government International Bond	BOA	0.780%	12/20/2014	0.557%	50,000	448	0	448
China Government International Bond	BOA	1.000%	06/20/2015	0.608%	126,600	2,195	1,811	384
China Government International Bond	BOA	1.000%	09/20/2015	0.635%	50,000	850	402	448
China Government International Bond	BOA	1.000%	12/20/2015	0.659%	25,000	416	362	54
China Government International Bond	CITI	1.000%	06/20/2015	0.608%	24,900	432	388	44
China Government International Bond	CSFB	1.000%	03/20/2015	0.578%	85,000	1,505	411	1,094
China Government International Bond	CSFB	1.000%	06/20/2015	0.608%	25,000	434	136	298
China Government International Bond	DUB	1.000%	03/20/2015	0.578%	30,000	531	312	219
China Government International Bond	DUB	1.000%	12/20/2015	0.659%	25,000	416	349	67
China Government International Bond	GSC	1.000%	09/20/2015	0.635%	25,000	424	182	242
China Government International Bond	JPM	1.000%	03/20/2015	0.578%	35,000	620	157	463
China Government International Bond	JPM	1.000%	06/20/2015	0.608%	60,000	1,041	494	547
China Government International Bond	JPM	1.000%	09/20/2015	0.635%	10,000	169	62	107
China Government International Bond	JPM	1.000%	12/20/2015	0.659%	25,000	416	349	67
China Government International Bond	MSC	1.000%	03/20/2015	0.578%	100,000	1,770	463	1,307
China Government International Bond	MSC	1.000%	12/20/2015	0.659%	50,000	833	712	121
China Government International Bond	RBS	1.000%	03/20/2015	0.578%	20,000	354	198	156
China Government International Bond	RBS	1.000%	06/20/2015	0.608%	104,600	1,814	1,382	432
China Government International Bond	RBS	1.000%	12/20/2015	0.659%	25,000	416	362	54
China Government International Bond	UBS	1.000%	03/20/2015	0.578%	25,000	443	119	324
China Government International Bond	UBS	1.000%	06/20/2015	0.608%	25,000	433	396	37
China Government International Bond	UBS	1.000%	09/20/2015	0.635%	25,000	424	219	205
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	61,400	86	(410)	496
Citigroup, Inc.	BCLY	1.000%	09/20/2011	0.538%	9,100	34	(65)	99
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	19,800	27	(106)	133
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.538%	55,000	77	(370)	447
Citigroup, Inc.	BOA	1.000%	09/20/2011	0.538%	10,000	37	(68)	105
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	30,100	42	(171)	213
Citigroup, Inc.	GSC	1.000%	09/20/2011	0.538%	16,300	61	(69)	130
Citigroup, Inc.	JPM	1.000%	09/20/2011	0.538%	5,700	22	(31)	53
Citigroup, Inc.	MSC	1.000%	06/20/2011	0.538%	70,200	181	(159)	340
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%	111,400	156	(637)	793
Citigroup, Inc.	UBS	1.000%	09/20/2011	0.538%	21,100	79	(124)	203
Dell, Inc.	BCLY	1.000%	09/20/2013	0.604%	14,100	157	75	82
Dell, Inc.	CITI	1.000%	09/20/2013	0.604%	19,400	216	111	105
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.807%	6,000	47	(154)	201
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.807%	6,000	47	(154)	201
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.807%	5,000	39	(185)	224
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%	16,000	29	11	18
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.807%	16,000	126	(453)	579
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	0.807%	5,000	39	(185)	224
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	0.917%	25,000	108	(161)	269
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	0.917%	25,000	108	(161)	269
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.807%	17,000	134	(460)	594
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	1.389%	10,000	(502)	0	(502)
Ford Motor Co.	BOA	5.000%	12/20/2015	2.694%	5,000	532	330	202
France Government Bond	BCLY	0.250%	03/20/2016	1.087%	224,000	(9,160)	(8,323)	(837)
France Government Bond	BOA	0.250%	12/20/2015	1.062%	75,000	(2,851)	(2,042)	(809)
France Government Bond	CITI	0.250%	03/20/2015	0.968%	62,800	(1,783)	(1,018)	(765)
France Government Bond	CITI	0.250%	06/20/2015	1.003%	200,000	(6,415)	(3,995)	(2,420)
France Government Bond	CITI	0.250%	12/20/2015	1.062%	50,000	(1,901)	(1,363)	(538)
France Government Bond	DUB	0.250%	06/20/2015	1.003%	50,000	(1,603)	(918)	(685)
France Government Bond	DUB	0.250%	12/20/2015	1.062%	150,000	(5,702)	(4,004)	(1,698)
France Government Bond	GSC	0.250%	03/20/2015	0.968%	211,600	(6,139)	(3,388)	(2,751)
France Government Bond	GSC	0.250%	06/20/2015	1.003%	50,000	(1,603)	(918)	(685)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	182,200	(6,927)	(4,739)	(2,188)
France Government Bond	JPM	0.250%	03/20/2015	0.968%	30,000	(870)	0	(870)
France Government Bond	JPM	0.250%	12/20/2015	1.062%	50,000	(1,900)	(1,393)	(507)
France Government Bond	JPM	0.250%	03/20/2016	1.087%	50,000	(2,045)	(1,998)	(47)
France Government Bond	RBS	0.250%	03/20/2015	0.968%	70,300	(2,040)	(1,205)	(835)
France Government Bond	RBS	0.250%	12/20/2015	1.062%	83,300	(3,167)	(1,778)	(1,389)
France Government Bond	UBS	0.250%	09/20/2015	1.034%	54,000	(1,895)	(1,431)	(464)

France Government Bond	UBS	0.250%	12/20/2015	1.062%		35,300	(1,341)	(720)	(621)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.870%	11/20/2011	0.935%		50,000	22	0	22
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.529%		32,500	14	0	14
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	0.739%		22,300	1,444	459	985
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.890%		33,800	(158)	0	(158)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	0.935%		50,000	(10)	0	(10)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	0.935%		25,000	370	0	370
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.993%		40,000	300	0	300
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	1.079%		25,000	2,200	0	2,200
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	1.079%		30,000	3,304	0	3,304
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.128%		20,000	2,644	560	2,084
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	1.195%		50,000	(352)	(2,557)	2,205
General Electric Capital Corp.	BCLY	1.000%	12/20/2015	1.329%		35,000	(521)	(683)	162
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.529%		10,000	16	0	16
General Electric Capital Corp.	BNP	5.000%	09/20/2011	0.520%		14,400	497	674	(177)
General Electric Capital Corp.	BNP	1.000%	03/20/2012	0.629%		25,000	123	(498)	621
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.079%		7,300	782	0	782
General Electric Capital Corp.	BNP	1.000%	12/20/2014	1.195%		34,400	(242)	(1,730)	1,488
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.329%		50,000	(745)	(1,903)	1,158
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.520%		60,400	161	(738)	899
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%		49,000	1,691	2,591	(900)
General Electric Capital Corp.	BOA	1.000%	03/20/2012	0.629%		100,000	493	(2,105)	2,598
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.739%		25,000	1,620	332	1,288
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.128%		120,500	15,931	4,012	11,919
General Electric Capital Corp.	BOA	1.000%	12/20/2014	1.195%		25,000	(176)	(1,123)	947
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.329%		76,000	(1,131)	(2,477)	1,346
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.520%		7,000	162	(340)	502
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%		17,300	1,497	0	1,497
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%		57,300	5,508	0	5,508
General Electric Capital Corp.	CITI	4.800%	12/20/2013	1.079%		50,000	5,506	0	5,506
General Electric Capital Corp.	CITI	4.875%	12/20/2013	1.079%		46,900	5,269	0	5,269
General Electric Capital Corp.	CITI	3.800%	03/20/2014	1.111%		30,000	2,573	0	2,573
General Electric Capital Corp.	CITI	3.820%	03/20/2014	1.111%		50,000	4,321	0	4,321
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.111%		25,900	2,263	0	2,263
General Electric Capital Corp.	CITI	3.950%	03/20/2014	1.111%		15,000	1,358	0	1,358
General Electric Capital Corp.	CITI	4.000%	03/20/2014	1.111%		50,000	4,606	0	4,606
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.164%		50,000	6,980	1,187	5,793
General Electric Capital Corp.	CITI	1.000%	12/20/2014	1.195%		25,000	(176)	(1,123)	947
General Electric Capital Corp.	CITI	1.000%	09/20/2015	1.297%		25,000	(320)	(876)	556
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.520%		6,000	9	(46)	55
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.529%		1,100	12	(72)	84
General Electric Capital Corp.	DUB	1.000%	09/20/2011	0.520%		10,000	38	(285)	323
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%		900	7	0	7
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.972%		55,000	5,516	1,269	4,247
General Electric Capital Corp.	DUB	5.000%	09/20/2013	1.018%		30,000	3,259	634	2,625
General Electric Capital Corp.	DUB	4.300%	12/20/2013	1.079%		24,700	2,356	0	2,356
General Electric Capital Corp.	DUB	4.800%	12/20/2013	1.079%		20,000	2,203	0	2,203
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.079%		34,100	3,856	0	3,856
General Electric Capital Corp.	DUB	4.000%	03/20/2014	1.111%		10,000	921	0	921
General Electric Capital Corp.	DUB	4.050%	03/20/2014	1.111%		25,000	2,343	0	2,343
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.128%		49,800	6,584	1,615	4,969
General Electric Capital Corp.	DUB	1.000%	09/20/2015	1.297%		110,000	(1,411)	(4,219)	2,808
General Electric Capital Corp.	DUB	1.000%	12/20/2015	1.329%		90,000	(1,340)	(3,099)	1,759
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.357%		37,100	(627)	(2,466)	1,839
General Electric Capital Corp.	GSC	8.000%	03/20/2011	0.529%		2,900	56	0	56
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.529%		14,000	34	0	34
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.520%		16,400	380	245	135
General Electric Capital Corp.	GSC	1.000%	03/20/2012	0.629%		450,000	2,219	(9,525)	11,744
General Electric Capital Corp.	GSC	1.280%	06/20/2013	0.993%		10,000	75	0	75
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.520%		24,200	836	1,251	(415)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.739%		11,800	50	(223)	273
General Electric Capital Corp.	JPM	1.000%	12/20/2014	1.195%		75,000	(528)	(3,867)	3,339
General Electric Capital Corp.	JPM	1.000%	09/20/2015	1.297%		15,000	(192)	(526)	334
General Electric Capital Corp.	JPM	1.000%	12/20/2015	1.329%		125,000	(1,860)	(3,121)	1,261
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.392%		10,000	(537)	0	(537)
General Electric Capital Corp.	MLP	1.000%	12/20/2015	1.329%		10,000	(149)	(172)	23
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.520%		5,500	21	(85)	106
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.195%		50,000	(352)	(2,368)	2,016
General Electric Capital Corp.	MSC	1.000%	09/20/2015	1.297%		85,000	(1,090)	(3,104)	2,014
General Electric Capital Corp.	UBS	1.000%	03/20/2012	0.629%		100,000	493	(2,045)	2,538
General Electric Capital Corp.	UBS	1.000%	12/20/2014	1.195%		65,000	(458)	(3,362)	2,904
Goldman Sachs Group, Inc.	CITI	1.000%	03/20/2011	0.593%		10,000	13	11	2
Goldman Sachs Group, Inc.	JPM	1.000%	06/20/2011	0.593%		50,000	116	(802)	918
HCA, Inc.	JPM	1.000%	06/20/2011	1.292%		25,000	(25)	(213)	188
Indonesia Government International Bond	BCLY	1.000%	09/20/2015	1.219%		45,000	(426)	(1,437)	1,011
Indonesia Government International Bond	BCLY	1.000%	12/20/2015	1.267%		60,000	(731)	(891)	160
Indonesia Government International Bond	BCLY	1.000%	03/20/2016	1.310%		10,000	(148)	(149)	1
Indonesia Government International Bond	BNP	1.000%	09/20/2015	1.219%		35,000	(331)	(951)	620
Indonesia Government International Bond	BNP	1.000%	03/20/2016	1.310%		10,000	(148)	(149)	1
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.219%		15,000	(142)	(435)	293
Indonesia Government International Bond	BOA	1.000%	12/20/2015	1.267%		50,000	(610)	(660)	50
Indonesia Government International Bond	CITI	1.000%	09/20/2015	1.219%		12,100	(114)	(274)	160
Indonesia Government International Bond	CITI	1.000%	12/20/2015	1.267%		15,000	(183)	(218)	35
Indonesia Government International Bond	CSFB	1.000%	09/20/2015	1.219%		10,000	(95)	(218)	123
Indonesia Government International Bond	CSFB	1.000%	12/20/2015	1.267%		20,000	(243)	(318)	75
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.219%		25,000	(237)	(619)	382
Indonesia Government International Bond	DUB	1.000%	12/20/2015	1.267%		15,000	(183)	(211)	28
Indonesia Government International Bond	GSC	1.000%	09/20/2015	1.219%		10,000	(95)	(333)	238
Indonesia Government International Bond	HSBC	1.000%	09/20/2015	1.219%		25,000	(237)	(792)	555
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.219%		35,000	(332)	(814)	482
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.267%		8,700	(106)	(138)	32
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.310%		10,000	(148)	(178)	30
Indonesia Government International Bond	MSC	1.000%	09/20/2015	1.219%		25,000	(237)	(623)	386
Indonesia Government International Bond	MSC	1.000%	12/20/2015	1.267%		30,000	(366)	(449)	83
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.310%		20,000	(297)	(342)	45
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.423%		44,300	407	0	407
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.423%		50,000	470	0	470
Indonesia Government International Bond	RBS	1.085%	03/20/2012	0.451%		24,270	199	0	199
Indonesia Government International Bond	RBS	1.000%	09/20/2015	1.219%		65,000	(616)	(1,465)	849
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.667%	EUR	204,500	(194)	0	(194)
International Lease Finance Corp.	UBS	5.000%	03/20/2011	0.949%		$10,000	108	(800)	908
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.590%		75,000	1,293	703	590
Japan Government International Bond	BOA	1.000%	03/20/2015	0.590%		69,600	1,249	507	742
Japan Government International Bond	BOA	1.000%	06/20/2015	0.628%		100,000	1,652	944	708
Japan Government International Bond	BOA	1.000%	09/20/2015	0.661%		125,000	1,977	2,043	(66)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		56,000	848	970	(122)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%		62,100	898	892	6
Japan Government International Bond	DUB	1.000%	03/20/2015	0.590%		28,700	495	220	275
Japan Government International Bond	DUB	1.000%	06/20/2015	0.628%		20,000	330	177	153
Japan Government International Bond	DUB	1.000%	12/20/2015	0.691%		41,700	631	786	(155)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.590%		217,800	3,754	1,785	1,969
Japan Government International Bond	GSC	1.000%	06/20/2015	0.628%		44,900	742	53	689
Japan Government International Bond	GSC	1.000%	09/20/2015	0.661%		50,000	791	806	(15)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		101,200	1,532	1,876	(344)
Japan Government International Bond	JPM	1.000%	06/20/2015	0.628%		65,000	1,074	68	1,006
Japan Government International Bond	JPM	1.000%	09/20/2015	0.661%		75,000	1,186	1,220	(34)
Japan Government International Bond	MSC	1.000%	06/20/2015	0.628%		50,000	826	117	709
Japan Government International Bond	MSC	1.000%	12/20/2015	0.691%		25,000	378	452	(74)
Japan Government International Bond	RBS	1.000%	03/20/2015	0.590%		35,000	603	353	250
Japan Government International Bond	RBS	1.000%	06/20/2015	0.628%		30,100	497	246	251
Japan Government International Bond	RBS	1.000%	12/20/2015	0.691%		50,000	757	930	(173)
Japan Government International Bond	UBS	1.000%	06/20/2015	0.628%		35,000	578	463	115
JPMorgan Chase & Co.	BNP	1.000%	09/20/2011	0.250%		15,000	88	65	23
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.439%		10,000	113	0	113
JPMorgan Chase & Co.	BOA	1.000%	09/20/2011	0.250%		28,000	164	150	14
JPMorgan Chase & Co.	GSC	1.000%	09/20/2011	0.250%		25,000	146	92	54
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.439%		9,000	87	0	87
Kazakhstan Government International Bond	HSBC	1.000%	09/20/2015	1.724%		25,000	(792)	(951)	159
Kazakhstan Government International Bond	MSC	1.000%	09/20/2015	1.724%		25,000	(792)	(985)	193
Kazakhstan Government International Bond	UBS	1.000%	09/20/2015	1.724%		25,000	(792)	(985)	193
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2011	0.846%		9,500	18	(19)	37
Merrill Lynch & Co., Inc.	BNP	1.000%	09/20/2011	0.817%		600	1	(1)	2
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.817%		28,000	48	(94)	142
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.817%		35,000	44	(293)	337
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2011	0.817%		11,600	20	(14)	34
Merrill Lynch & Co., Inc.	JPM	1.000%	12/20/2011	0.846%		12,500	23	(37)	60
Merrill Lynch & Co., Inc.	MSC	1.000%	09/20/2011	0.817%		50,000	85	(162)	247
Merrill Lynch & Co., Inc.	UBS	1.000%	09/20/2011	0.817%		93,200	160	(231)	391
MetLife, Inc.	BOA	1.000%	09/20/2013	1.059%		26,500	(31)	(1,434)	1,403
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%		25,000	(605)	(1,584)	979
MetLife, Inc.	BOA	1.000%	09/20/2020	1.784%		10,000	(602)	(1,146)	544
MetLife, Inc.	CSFB	1.000%	09/20/2013	1.059%		20,000	(24)	(919)	895
MetLife, Inc.	DUB	5.000%	06/20/2012	0.696%		120,000	7,850	4,471	3,379
MetLife, Inc.	GSC	1.000%	03/20/2015	1.440%		25,000	(431)	(1,561)	1,130
MetLife, Inc.	GSC	1.000%	12/20/2015	1.605%		27,000	(745)	(1,638)	893
MetLife, Inc.	JPM	1.000%	09/20/2015	1.557%		25,000	(605)	(1,694)	1,089
MetLife, Inc.	JPM	1.000%	12/20/2015	1.605%		23,000	(634)	(1,415)	781
MetLife, Inc.	JPM	1.000%	03/20/2016	1.649%		15,000	(462)	(463)	1
MetLife, Inc.	SOG	1.000%	09/20/2013	1.059%		21,400	(25)	(1,004)	979
MetLife, Inc.	UBS	1.000%	09/20/2013	1.059%		10,000	(12)	(490)	478
Mexico Government International Bond	BCLY	1.000%	03/20/2011	0.525%		20,000	29	41	(12)
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%		42,400	(13)	(916)	903
Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%		61,000	(197)	(635)	438
Mexico Government International Bond	BCLY	1.000%	12/20/2015	1.107%		50,000	(232)	(124)	(108)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%		19,800	(64)	(280)	216
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%		91,800	(296)	(808)	512
Mexico Government International Bond	CSFB	1.000%	09/20/2015	1.080%		25,000	(80)	(217)	137
Mexico Government International Bond	DUB	1.000%	09/20/2015	1.080%		9,400	(30)	(118)	88
Mexico Government International Bond	DUB	1.000%	12/20/2015	1.107%		50,000	(232)	(456)	224
Mexico Government International Bond	GSC	1.000%	03/20/2011	0.525%		15,000	21	22	(1)
Mexico Government International Bond	HSBC	1.000%	03/20/2015	1.017%		22,300	(7)	(471)	464
Mexico Government International Bond	HSBC	1.000%	12/20/2015	1.107%		50,000	(232)	(480)	248
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.133%		6,950	(54)	0	(54)
Mexico Government International Bond	MSC	1.000%	12/20/2015	1.107%		25,000	(115)	(356)	241
Mexico Government International Bond	RBS	1.000%	03/20/2015	1.017%		25,000	(8)	(529)	521
Mexico Government International Bond	UBS	1.000%	09/20/2015	1.080%		19,100	(61)	(270)	209
Morgan Stanley	BNP	1.000%	03/20/2011	0.768%		20,000	18	(21)	39
Morgan Stanley	BOA	1.000%	03/20/2011	0.768%		30,000	27	(32)	59
Morgan Stanley	BOA	1.000%	06/20/2011	0.768%		17,200	26	62	(36)
Morgan Stanley	CITI	1.000%	09/20/2011	0.768%		10,000	20	(107)	127
Morgan Stanley	GSC	1.000%	03/20/2011	0.768%		39,300	35	(42)	77
Morgan Stanley	JPM	1.000%	06/20/2011	0.768%		78,900	117	(259)	376
Morgan Stanley	SOG	1.000%	09/20/2011	0.768%		6,000	12	(60)	72
Morgan Stanley	UBS	1.000%	09/20/2011	0.768%		13,600	29	(58)	87
New Jersey State General Obligation Bonds, Series 2001	GSC	1.950%	09/20/2011	1.180%		12,500	79	0	79
New Jersey State General Obligation Bonds, Series 2001	GSC	2.100%	09/20/2011	1.180%		12,500	93	0	93
New York State General Obligation Bonds, Series 2005	GSC	2.000%	09/20/2011	1.126%		12,500	88	0	88
New York State General Obligation Bonds, Series 2005	GSC	2.100%	09/20/2011	1.126%		12,500	98	0	98
Panama Government International Bond	DUB	1.170%	04/20/2017	1.074%		14,000	112	0	112
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.533%		4,600	27	0	27
Panama Government International Bond	JPM	0.730%	01/20/2012	0.533%		12,600	69	0	69
Panama Government International Bond	MSC	0.750%	01/20/2012	0.533%		44,400	257	0	257
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	1.204%		23,000	(83)	(127)	44
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.221%		4,100	(41)	(83)	42
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.113%		10,000	1,421	(179)	1,600
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	1.113%		5,000	710	(90)	800
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	0.701%		10,000	351	0	351
Prudential Financial, Inc.	GSC	1.000%	12/20/2017	1.519%		10,000	(315)	(950)	635
Republic of Germany	BCLY	0.250%	06/20/2015	0.535%		25,000	(307)	(279)	(28)
Republic of Germany	BOA	0.250%	06/20/2015	0.535%		50,000	(614)	(534)	(80)
Republic of Germany	CITI	0.250%	06/20/2015	0.535%		125,000	(1,534)	(1,488)	(46)
Republic of Germany	GSC	0.250%	03/20/2016	0.593%		84,800	(1,443)	(1,287)	(156)
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	1.562%		40,300	(91)	(403)	312
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	1.562%		59,700	(135)	(628)	493
Republic of Italy Government Bond	GSC	1.000%	06/20/2015	2.338%		17,000	(918)	(247)	(671)
Republic of Italy Government Bond	GSC	1.000%	12/20/2015	2.372%		50,000	(3,032)	(1,682)	(1,350)
Republic of Italy Government Bond	HSBC	1.000%	06/20/2015	2.338%		25,000	(1,351)	(444)	(907)
Republic of Italy Government Bond	MSC	1.000%	06/20/2015	2.338%		18,000	(972)	(253)	(719)
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	2.338%		10,000	(541)	(178)	(363)
Republic of Italy Government Bond	SOG	1.000%	06/20/2015	2.338%		25,000	(1,351)	(467)	(884)
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	2.372%		50,000	(3,031)	(1,676)	(1,355)
SLM Corp.	BCLY	5.000%	09/20/2011	0.685%		2,800	93	(196)	289
SLM Corp.	BOA	5.000%	09/20/2011	0.685%		10,500	350	(1,312)	1,662
SLM Corp.	BOA	5.000%	12/20/2011	0.832%		44,200	1,882	(3,536)	5,418
SLM Corp.	CITI	5.000%	06/20/2011	0.685%		25,000	559	(1,812)	2,371
SLM Corp.	CITI	5.000%	09/20/2011	0.685%		20,000	666	0	666
SLM Corp.	CITI	5.000%	09/20/2013	1.971%		3,000	246	(75)	321
SLM Corp.	DUB	5.000%	09/20/2011	0.685%		20,000	666	(50)	716
SLM Corp.	DUB	5.000%	09/20/2014	2.679%		600	49	(68)	117
SLM Corp.	GSC	5.000%	09/20/2011	0.685%		5,000	166	0	166
SLM Corp.	JPM	5.000%	09/20/2011	0.685%		33,400	1,112	(250)	1,362
SLM Corp.	MSC	5.000%	12/20/2011	0.832%		15,000	639	(1,275)	1,914
SLM Corp.	UBS	5.000%	12/20/2011	0.832%		40,000	1,703	(2,200)	3,903
South Africa Government International Bond	BCLY	1.000%	12/20/2015	1.216%		25,000	(244)	(184)	(60)
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.216%		25,000	(244)	(184)	(60)
South Korea Government Bond	BCLY	1.000%	12/20/2015	0.934%		51,100	179	(99)	278
South Korea Government Bond	BNP	1.000%	12/20/2015	0.934%		30,000	105	(57)	162
South Korea Government Bond	CSFB	1.000%	12/20/2015	0.934%		20,000	70	(66)	136
South Korea Government Bond	DUB	1.000%	03/20/2011	0.522%		20,000	29	81	(52)
South Korea Government Bond	DUB	1.000%	12/20/2015	0.934%		39,800	140	(86)	226
South Korea Government Bond	GSC	1.000%	03/20/2011	0.522%		9,000	13	42	(29)
Swedbank AB	BNP	5.000%	09/20/2014	1.194%	EUR	25,000	4,643	4,065	578
Sweden Government Bond	JPM	1.000%	03/20/2015	0.272%		$30,000	914	801	113

Turkey Government International Bond	BCLY	1.000%	12/20/2015	1.375%		25,000	(429)	(425)	(4)
Turkey Government International Bond	DUB	1.000%	12/20/2015	1.375%		33,000	(566)	(602)	36
Turkey Government International Bond	HSBC	1.000%	12/20/2015	1.375%		25,000	(429)	(425)	(4)
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.342%	EUR	225,000	(1,106)	(2,919)	1,813
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.342%		45,000	(221)	(219)	(2)
U.S. Treasury Notes	CSFB	0.250%	03/20/2015	0.342%		25,000	(123)	(408)	285
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.342%		125,000	(614)	(2,163)	1,549
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.364%		50,000	(324)	(526)	202
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.384%		50,000	(401)	(689)	288
U.S. Treasury Notes	HSBC	0.250%	03/20/2015	0.342%		50,000	(246)	(582)	336
U.S. Treasury Notes	RBS	0.250%	03/20/2015	0.342%		75,000	(368)	(1,252)	884
U.S. Treasury Notes	SOG	0.250%	03/20/2015	0.342%		50,000	(246)	(687)	441
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.364%		25,000	(162)	(221)	59
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.384%		50,000	(401)	(689)	288
U.S. Treasury Notes	UBS	0.250%	03/20/2015	0.342%		50,000	(246)	(711)	465
UBS AG	BNP	0.760%	03/20/2013	0.585%		$30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.616%		8,800	135	66	69
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.637%		100,000	1,525	569	956
United Kingdom Gilt	BNP	1.000%	06/20/2015	0.666%		50,000	740	333	407
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.666%		25,000	370	178	192
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.637%		100,000	1,524	424	1,100
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.666%		200,000	2,960	1,548	1,412
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.666%		50,000	740	538	202
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.715%		50,000	697	1,164	(467)
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.637%		135,000	2,058	432	1,626
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%		175,000	2,590	1,560	1,030
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.637%		550,000	8,385	1,892	6,493
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.666%		25,000	370	172	198
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%		55,000	767	1,069	(302)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%		8,900	136	66	70
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%		100,000	1,524	811	713
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.666%		75,000	1,110	526	584
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.715%		47,000	655	1,090	(435)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%		14,600	223	109	114
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.637%		30,000	(471)	(339)	(132)
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.637%		200,000	3,048	1,757	1,291
United Kingdom Gilt	MSC	1.000%	06/20/2015	0.666%		50,000	740	333	407
United Kingdom Gilt	SOG	1.000%	12/20/2014	0.616%		28,900	441	202	239
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.637%		275,000	4,192	1,117	3,075
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.666%		50,000	740	527	213
United Kingdom Gilt	UBS	1.000%	06/20/2015	0.666%		100,000	1,480	1,202	278
United Kingdom Gilt	UBS	1.000%	12/20/2015	0.715%		37,300	520	858	(338)
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.318%		14,205	245	105	140
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.318%		10,900	188	97	91
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.318%		15,000	258	75	183
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.700%		15,000	210	131	79
Vodafone Group PLC	GSC	1.000%	09/20/2015	0.700%		40,000	561	257	304
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.720%		5,000	266	0	266
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.391%		33,500	109	222	(113)
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.588%		4,500	67	0	67
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.720%		5,000	266	0	266
Wells Fargo & Co.	JPM	1.000%	09/20/2011	0.391%		12,400	60	74	(14)
Wells Fargo & Co.	SOG	1.000%	09/20/2011	0.391%		18,000	86	85	1

							$117,989	$(144,528)	$262,517

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$75,200	$8,926	$8,835	$91
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	124,900	14,825	14,192	633
CDX.EM-12 5-Year Index	GSC	5.000%	12/20/2014	24,300	2,885	2,892	(7)
CDX.EM-12 5-Year Index	HSBC	5.000%	12/20/2014	25,000	2,967	2,900	67
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	25,000	2,967	2,837	130
CDX.EM-12 5-Year Index	MSC	5.000%	12/20/2014	25,000	2,967	2,962	5
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014	50,000	5,935	4,975	960
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	711,200	91,285	88,665	2,620
CDX.EM-13 5-Year Index	CITI	5.000%	06/20/2015	20,000	2,567	2,290	277
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	32,400	4,158	4,200	(42)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	526,500	67,578	66,005	1,573
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	50,700	6,507	6,337	170
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	977,700	125,492	122,641	2,851
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	68,100	8,741	7,866	875
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	153,200	19,664	16,939	2,725
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	479,200	66,314	60,785	5,529
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	185,600	25,684	24,908	776
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	21,300	2,948	2,929	19
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	391,800	54,220	50,978	3,242
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	170,800	23,636	22,253	1,383
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	61,400	8,497	8,330	167
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	156,600	21,671	20,076	1,595
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	201,900	27,940	27,885	55
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	438	0	438
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	630	0	630
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	501	0	501
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	287,800	9,033	(909)	9,942
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015	250,800	7,871	(215)	8,086
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	1,084,900	34,050	(14,064)	48,114
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015	31,900	1,002	(659)	1,661
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015	100,000	3,139	(1,625)	4,764
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	456,600	14,331	(3,568)	17,899
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	240,750	7,556	(272)	7,828
CDX.HY-15 5-Year Index	UBS	5.000%	12/20/2015	172,500	5,414	(2,367)	7,781
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	859	0	859
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	631	0	631
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	418	0	418
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	546	0	546
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,708	0	1,708
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	1,857	0	1,857
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,168	0	1,168
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	982	0	982
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	121	0	121
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,888	172	0	172
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,585	342	0	342
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,233	0	2,233
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	3,332	0	3,332
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,081	171	0	171
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	270	0	270
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,799	4,798	0	4,798
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	2,500	0	2,500
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,033	0	2,033
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	681	0	681
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,243	0	1,243
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,479	0	1,479
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,230	0	1,230
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	163,579	1,246	0	1,246
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	1,830	0	1,830
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	532,600	3,914	281	3,633
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	1,953,000	14,352	(8,444)	22,796
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	1,748,800	12,851	(1,486)	14,337
CDX.IG-15 5-Year Index	CSFB	1.000%	12/20/2015	45,300	333	(172)	505
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	1,765,100	12,971	(5,255)	18,226
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	1,007,500	7,404	(1,890)	9,294
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	1,517,900	11,155	2,858	8,297
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	760,800	5,591	(1,529)	7,120
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	455,400	4,498	1,121	3,377
MCDX 5-Year Index	GSC	1.000%	06/20/2015	100,000	(4,367)	(4,866)	499

					$782,891	$529,619	$253,272

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	$(1,634)	$(2,885)	$1,251
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	132	0	132
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	101	0	101
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		459,700	1,038	(539)	1,577
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		454,000	2,473	712	1,761
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	2,943	518	2,425
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		845,100	4,403	1,069	3,334
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,114,300	5,806	1,522	4,284
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		412,200	3,844	1,939	1,905
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		268,000	2,500	1,299	1,201
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	3,864	0	3,864
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,132,000	9,111	3,965	5,146
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		411,000	3,308	1,032	2,276
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	1,579	0	1,579
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		444,000	1,452	(30)	1,482
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	474	0	474
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	3,705	1,229	2,476
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		1,094,300	3,672	(572)	4,244
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	3,851	120	3,731
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		61,900	528	300	228
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		175,100	1,094	328	766
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		300,000	1,697	0	1,697
Pay	1-Year BRL-CDI	12.480%	01/02/2012	MSC		282,500	2,500	823	1,677
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	492	55	437
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,815	175	2,640
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	1,897	38	1,859
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		265,200	744	(193)	937
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	3,868	267	3,601
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		450,900	1,947	810	1,137
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,305,900	12,086	3,310	8,776
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		453,900	1,663	954	709
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		548,000	2,478	(788)	3,266
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		404,300	31	189	(158)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700	164	363	(199)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		43,600	229	68	161
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100	808	625	183
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	2,694	356	2,338
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400	5,733	1,426	4,307
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000	6,858	658	6,200
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	8,422	897	7,525
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		1,632,400	16,178	4,177	12,001
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		3,044,800	22,964	7,519	15,445
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RBS		264,500	2,412	1,335	1,077
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		536,400	4,725	1,825	2,900
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		277,800	122	(31)	153
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		444,900	2,039	1,893	146
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	1,567	0	1,567
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	2,201	(61)	2,262
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	4,210	424	3,786
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		583,600	7,942	2,018	5,924
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	13,671	2,096	11,575
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,514,500	23,750	5,080	18,670
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(1,650)	(51)	(1,599)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(914)	451	(1,365)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(877)	766	(1,643)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		907,900	(1,838)	2,330	(4,168)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	DUB		$1,800,000	(16,785)	176	(16,961)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC		1,822,000	(16,990)	89	(17,079)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA		2,733,900	(23,705)	(4,784)	(18,921)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		1,550,000	(11,810)	11,050	(22,860)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		300,000	(2,286)	2,550	(4,836)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		250,000	103	103	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		94,100	57	57	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		1,311,000	(9,990)	6,851	(16,841)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		350,000	(2,666)	5,288	(7,954)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(7,147)	5,211	(12,358)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS		31,800	424	0	424
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	DUB		300,000	(1,601)	(4,013)	2,412
Pay	6-Month AUD Bank Bill	6.250%	12/15/2020	RBC		200,000	2,764	(66)	2,830
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	1,468	0	1,468
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	2,153	28	2,125
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		1,565,679	5,185	756	4,429

							$127,046	$73,107	$53,939

(n)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	48,143	$20,661	$27,478
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	29,941	20,309

				$50,602	$47,787

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		$3,251,600	$6,666	$15,751
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,745,900	21,371	44,637
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		4,179,200	15,776	31,647
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,727,900	22,858	37,002
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		270,100	1,840	3,664
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,454,400	14,563	33,292
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,211,300	7,488	16,431
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,224,600	88,302	152,255
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,414,800	12,651	17,835
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,564,800	36,619	44,938
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,883,600	31,346	36,350
Put - OTC 3-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		41,200	261	519
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,572,700	16,325	23,717
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,986,800	21,576	25,045
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,774,400	38,574	47,580
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,034,000	19,933	30,673
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,683,300	48,236	71,643
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,915,300	47,353	58,412
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011		33,000	65	1
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011		33,000	151	776
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		668,500	16,786	20,387
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		355,500	4,995	5,301
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	239
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		710,300	9,873	10,592
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,662	498
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		182,000	1,256	121
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	01/24/2011		23,500	207	126
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	01/24/2011		74,000	577	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		187,400	2,558	2,794
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		340,000	2,261	226
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		354,900	4,880	5,292
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,995,300	12,243	1,325
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		689,900	9,751	10,288
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		719,000	4,889	477
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	56

								$529,959	$749,890

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/ Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		$15,000	$23	$10
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		100,000	200	204
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		100,000	350	98
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		50,000	235	14
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	16,000	61	11
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011		315,000	1,560	549
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		44,000	130	106
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		44,000	335	77
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		50,000	360	44
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		29,000	98	20

							$3,352	$1,133

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.00	10/11/2011	$1,634,000	$8,628	$13,245
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.00	10/11/2011	1,518,000	7,711	12,304
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.00	10/11/2011	7,499,700	83,843	126,155
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.00	11/14/2011	4,079,100	44,366	68,466

					$144,548	$220,170

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,757,700	$14,866	$17,222
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,179,400	37,277	41,650
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	483,000	6,231	4,917
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	631,100	4,733	6,533
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	486,300	4,766	5,106

						$67,873	$75,428

(o)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$56,295	$59,945	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010 - 11/29/2010	101,149	102,229	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	5,538	5,500	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	193	162	0.00%
Goldman Sachs Group, Inc.	1.548%	08/12/2015	12/01/2009	69,384	61,972	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	3,053	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	81	94	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	8,994	9,190	0.00%

				$242,781	$242,145	0.10%

(p)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$76,000	$70,585	$70,585
Fannie Mae	4.000%	01/01/2041	56,000	55,037	55,720
Fannie Mae	5.500%	01/01/2041	113,000	120,416	120,910
Fannie Mae	6.000%	01/01/2041	489,500	531,331	532,102
Freddie Mac	3.500%	01/01/2041	89,000	82,520	84,842
Freddie Mac	4.000%	01/01/2041	2,636,000	2,617,877	2,617,466
Ginnie Mae	3.500%	01/01/2041	18,000	17,156	17,336
Ginnie Mae	4.500%	12/01/2040	86,000	90,663	89,454
Ginnie Mae	4.500%	01/01/2041	1,000	1,042	1,039

				$3,586,627	$3,589,454

(q) Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	40,300	01/2011	BNP	$1,254	$0	$1,254
Buy		2,000	01/2011	BOA	76	0	76
Buy		498,142	01/2011	CSFB	34,413	0	34,413
Sell		462	01/2011	CSFB	0	(11)	(11)
Buy		56,168	01/2011	HSBC	1,543	0	1,543
Sell		530	01/2011	UBS	0	(19)	(19)
Sell	BRL	185,334	03/2011	CITI	0	(1,553)	(1,553)
Sell		133,716	03/2011	HSBC	0	(1,116)	(1,116)
Sell		1,178,801	03/2011	JPM	0	(10,526)	(10,526)
Sell		114,329	03/2011	RBS	0	(989)	(989)
Buy		69,788	09/2011	BOA	2,330	0	2,330
Buy		61,456	09/2011	MSC	2,025	0	2,025
Sell	CAD	189,627	02/2011	BNP	0	(4,476)	(4,476)
Buy		69,322	02/2011	BOA	1,237	0	1,237
Buy		1,329,688	02/2011	DUB	15,917	0	15,917
Buy		87,047	02/2011	HSBC	1,147	0	1,147
Buy		75,979	02/2011	MSC	1,477	0	1,477
Buy		74,574	02/2011	RBC	1,769	0	1,769
Sell	CHF	11,725	02/2011	BNP	0	(395)	(395)
Sell		137,477	02/2011	RBC	0	(8,582)	(8,582)
Buy	CNY	248,138	04/2011	HSBC	343	0	343
Buy		744,094	04/2011	JPM	981	0	981
Buy		1,065,464	06/2011	BCLY	4,386	0	4,386
Buy		649,092	06/2011	DUB	0	(1,365)	(1,365)
Buy		2,114,810	06/2011	JPM	8,082	0	8,082
Buy		114,614	11/2011	BCLY	39	(61)	(22)
Buy		1,126,040	11/2011	CITI	389	0	389
Buy		85,349	11/2011	HSBC	0	(82)	(82)
Buy		679,898	11/2011	JPM	423	(377)	46
Buy		48,570	11/2011	RBS	12	0	12
Buy		55,863	02/2012	BCLY	0	(43)	(43)
Sell	EUR	242,404	01/2011	BCLY	4,984	(1,031)	3,953
Sell		92,860	01/2011	BNP	0	(1,884)	(1,884)
Sell		116,460	01/2011	BOA	0	(2,435)	(2,435)
Buy		30,272	01/2011	CITI	0	(822)	(822)
Sell		1,934,619	01/2011	CITI	85,625	(2,355)	83,270
Buy		4,000	01/2011	CSFB	2	0	2
Sell		202,299	01/2011	CSFB	1,092	(1,238)	(146)
Sell		1,643,525	01/2011	DUB	91,652	(8)	91,644
Sell		100,000	01/2011	GSC	2,493	0	2,493
Buy		73,130	01/2011	HSBC	0	(390)	(390)
Sell		11,237	01/2011	HSBC	0	(256)	(256)
Sell		100,000	01/2011	JPM	2,572	0	2,572
Buy		200	01/2011	MSC	0	(10)	(10)
Sell		237,812	01/2011	MSC	286	(4,779)	(4,493)
Sell		129,209	01/2011	RBC	8	(878)	(870)
Sell		28,189	01/2011	RBS	0	(253)	(253)
Buy		736	01/2011	UBS	0	(8)	(8)
Sell		91,641	01/2011	UBS	0	(1,649)	(1,649)
Sell	GBP	668,809	03/2011	BCLY	831	0	831
Sell		410,319	03/2011	DUB	631	0	631
Sell		372,399	03/2011	RBS	1,891	0	1,891
Sell		34,715	03/2011	UBS	55	0	55
Sell	HKD	451,200	01/2011	BCLY	121	0	121
Buy		451,200	01/2011	HSBC	23	0	23
Sell		451,200	04/2011	HSBC	0	(32)	(32)
Buy	IDR	376,086,000	04/2011	CITI	592	0	592
Buy		166,140,000	04/2011	JPM	334	0	334
Buy		433,923,000	04/2011	MSC	384	0	384
Buy		1,036,244,000	07/2011	BCLY	1,276	0	1,276
Buy		169,061,000	07/2011	BNP	555	0	555
Buy		1,615,278,000	07/2011	CITI	2,557	(240)	2,317
Buy		2,012,324,000	07/2011	HSBC	4,568	0	4,568
Buy		176,444,000	07/2011	JPM	28	0	28
Buy		153,846,000	07/2011	RBS	505	0	505
Buy		328,465,000	10/2011	CITI	0	(88)	(88)
Buy		1,004,684,000	10/2011	DUB	0	(95)	(95)
Buy		1,796,590,000	10/2011	RBS	0	(1,150)	(1,150)
Buy	INR	1,461,120	01/2011	BCLY	647	0	647
Sell		1,000,000	01/2011	BCLY	0	(356)	(356)
Buy		1,644,480	01/2011	JPM	744	0	744
Sell		2,320,993	01/2011	JPM	0	(1,106)	(1,106)
Buy		2,467,990	01/2011	MSC	1,144	0	1,144
Sell		2,252,597	01/2011	RBS	0	(638)	(638)
Buy		557,665	03/2011	BCLY	20	0	20
Buy		2,322,500	03/2011	BOA	1,800	0	1,800
Buy		1,301,300	03/2011	CITI	86	0	86
Buy		5,921,100	03/2011	JPM	2,243	0	2,243
Buy		3,886,055	03/2011	RBS	684	(44)	640
Buy		1,000,000	05/2011	BCLY	359	0	359
Buy		1,305,245	05/2011	BOA	541	0	541
Buy		5,498,625	05/2011	JPM	1,730	0	1,730
Buy	JPY	7,849,233	01/2011	BCLY	2,679	0	2,679
Buy		23,253,838	01/2011	CITI	6,672	(59)	6,613
Buy		33,423,984	01/2011	CSFB	14,330	0	14,330
Sell		62,884,597	01/2011	GSC	0	(27,506)	(27,506)
Buy		19,335,058	01/2011	JPM	7,157	0	7,157
Buy		6,000,000	01/2011	MSC	516	0	516
Buy		8,696,009	01/2011	RBC	3,365	0	3,365
Sell		37,431,287	01/2011	RBC	0	(16,531)	(16,531)
Buy		18,982,184	01/2011	RBS	7,144	0	7,144
Sell		74,929,353	01/2011	RBS	0	(31,503)	(31,503)
Buy		15,767,930	01/2011	UBS	3,409	0	3,409
Sell		170,000,000	02/2011	RBS	0	(12,015)	(12,015)
Sell		50,000,000	03/2011	BCLY	0	(17,245)	(17,245)
Sell		157,000,000	03/2011	BOA	0	(61,026)	(61,026)
Sell		106,850,000	03/2011	CITI	0	(36,729)	(36,729)
Sell		170,000,000	03/2011	DUB	0	(59,181)	(59,181)
Sell		170,000,000	03/2011	HSBC	0	(59,413)	(59,413)
Buy	KRW	38,200,710	01/2011	CITI	657	0	657
Buy		135,051,791	01/2011	JPM	1,805	(29)	1,776
Sell		849,117,633	01/2011	JPM	0	(15,174)	(15,174)
Buy		675,865,101	01/2011	MSC	4,942	(1,195)	3,747
Buy		48,797,800	05/2011	BCLY	0	(422)	(422)
Buy		40,295,820	05/2011	BOA	218	0	218
Buy		292,197,599	05/2011	CITI	241	(1,726)	(1,485)
Buy		45,551,571	05/2011	GSC	34	(322)	(288)
Buy		66,384,785	05/2011	HSBC	463	(201)	262
Buy		1,175,031,102	05/2011	JPM	19,192	(1,011)	18,181
Buy		148,794,038	05/2011	MSC	0	(1,079)	(1,079)
Buy		59,188,567	05/2011	RBS	1	0	1
Buy		33,335,050	05/2011	UBS	765	0	765
Buy	MXN	1,616,965	02/2011	BCLY	4,720	0	4,720
Buy		786,713	02/2011	BOA	1,415	0	1,415
Buy		7,158,735	02/2011	CITI	23,657	(585)	23,072
Buy		204,413	02/2011	DUB	475	0	475
Buy		1,418,485	02/2011	JPM	1,886	(64)	1,822
Buy		12,906,072	02/2011	MSC	13,696	(458)	13,238
Buy		967,652	02/2011	RBC	4,822	0	4,822
Buy		1,268,975	02/2011	RBS	2,388	0	2,388
Buy		1,236,927	02/2011	UBS	1,126	(23)	1,103
Buy	MYR	480,295	02/2011	BCLY	2,178	0	2,178
Buy		169,000	02/2011	CITI	694	0	694
Buy		296,162	02/2011	DUB	1,324	0	1,324
Buy		114,080	02/2011	HSBC	468	0	468
Buy		317,370	02/2011	JPM	1,269	0	1,269
Buy		157,720	02/2011	RBS	593	0	593
Buy	NOK	6,817	02/2011	RBC	11	0	11
Buy	NZD	9,179	01/2011	UBS	357	0	357
Buy	PHP	2,965,704	02/2011	CITI	976	0	976
Buy		1,492,843	02/2011	JPM	439	(5)	434
Buy		1,091,736	04/2011	BCLY	0	(535)	(535)
Buy		1,773,200	04/2011	BOA	574	0	574
Buy		1,837,646	04/2011	CITI	173	(134)	39
Buy		1,945,777	04/2011	JPM	290	(169)	121
Buy		13,658,385	06/2011	BCLY	8,232	0	8,232
Buy		461,000	06/2011	BOA	0	(61)	(61)
Buy		7,523,021	06/2011	CITI	1,187	(502)	685
Buy		1,729,228	06/2011	DUB	190	(85)	105
Buy		641,283	06/2011	HSBC	135	0	135
Buy		7,840,140	06/2011	JPM	2,961	(136)	2,825
Buy		1,031,374	06/2011	RBS	0	(213)	(213)
Buy		7,915,436	11/2011	CITI	1,821	(234)	1,587
Buy		1,356,740	11/2011	DUB	445	0	445
Buy		1,313,208	11/2011	GSC	342	0	342
Buy		4,031,282	11/2011	JPM	1,231	(192)	1,039
Buy	SGD	172,603	01/2011	JPM	3,130	0	3,130
Sell		10,174	01/2011	JPM	0	(182)	(182)
Sell		162,429	01/2011	RBS	0	(3,161)	(3,161)
Buy		17,985	02/2011	CITI	15	0	15
Buy		136,452	02/2011	HSBC	1,830	0	1,830
Buy		61,206	02/2011	MSC	695	0	695
Buy		44,538	03/2011	CITI	1,006	0	1,006
Buy		35,988	03/2011	GSC	44	0	44
Buy		196,330	03/2011	HSBC	3,290	0	3,290
Buy		84,707	03/2011	JPM	561	0	561
Buy		21,412	03/2011	MSC	485	0	485
Buy		38,849	06/2011	CITI	72	0	72
Buy		179,289	06/2011	DUB	2,155	0	2,155
Buy		232,940	06/2011	GSC	1,813	0	1,813
Buy		144,511	06/2011	JPM	1,106	0	1,106
Buy		162,429	06/2011	RBS	3,168	0	3,168
Buy	TRY	177,565	01/2011	BCLY	577	(3,091)	(2,514)
Buy		103,503	01/2011	CITI	0	(1,149)	(1,149)
Buy		24,749	01/2011	CSFB	0	(415)	(415)
Buy		387,865	01/2011	HSBC	647	(9,731)	(9,084)
Buy		300,347	01/2011	JPM	0	(7,211)	(7,211)
Buy		22,186	01/2011	MSC	30	0	30
Buy		22,528	01/2011	UBS	51	0	51
Buy	TWD	593,076	01/2011	DUB	1,314	0	1,314
Sell		1,820,326	01/2011	DUB	0	(1,833)	(1,833)
Buy		363,836	01/2011	JPM	999	0	999
Buy		560,097	01/2011	MSC	1,450	0	1,450
Buy		303,317	01/2011	UBS	868	0	868
Buy		998,017	04/2011	BOA	2,148	0	2,148
Buy		2,516,599	04/2011	DUB	4,171	0	4,171
Buy		966,900	04/2011	JPM	1,913	0	1,913
Buy	ZAR	231,631	01/2011	BCLY	3,237	0	3,237
Buy		1,500,000	01/2011	DUB	9,844	0	9,844
Buy		963,701	01/2011	HSBC	7,937	0	7,937
Buy		902,767	01/2011	JPM	7,848	0	7,848
Buy		1,646,518	01/2011	MSC	13,525	0	13,525
Buy		186,086	04/2011	JPM	1,092	0	1,092
Buy		197,435	04/2011	MSC	1,187	0	1,187
Buy		235,646	09/2011	BCLY	3,533	0	3,533
Buy		112,465	09/2011	MSC	1,681	0	1,681
Buy		133,000	09/2011	UBS	1,991	0	1,991

					$529,984	$(423,876)	$106,108

(r)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$1,198,697	$44,874	$1,243,571
Corporate Bonds & Notes
Banking & Finance	0	53,013,334	353,586	53,366,920
Industrials	0	12,179,072	193,113	12,372,185
Utilities	0	3,906,909	1,332	3,908,241
Convertible Bonds & Notes
Banking & Finance	0	59,081	0	59,081
Industrials	0	319,836	0	319,836
Municipal Bonds & Notes
Alabama	0	1,188	0	1,188
Arizona	0	30,342	0	30,342
Arkansas	0	840	0	840
California	0	3,072,225	0	3,072,225
Colorado	0	11,893	0	11,893
Connecticut	0	156	0	156
District of Columbia	0	155,749	0	155,749
Florida	0	89,033	0	89,033
Georgia	0	111,959	0	111,959
Illinois	0	1,199,374	0	1,199,374
Indiana	0	49,591	0	49,591
Iowa	0	80,725	0	80,725
Kansas	0	386	0	386
Louisiana	0	95,546	0	95,546
Massachusetts	0	69,713	0	69,713
Michigan	0	52,515	0	52,515
Minnesota	0	1,070	0	1,070
Mississippi	0	9,948	0	9,948
Missouri	0	1,527	0	1,527
Nebraska	0	44,878	0	44,878
Nevada	0	356,217	0	356,217
New Jersey	0	330,782	0	330,782
New York	0	1,100,179	0	1,100,179
North Carolina	0	45,145	0	45,145
North Dakota	0	4,967	0	4,967
Ohio	0	636,087	0	636,087
Oregon	0	34,496	0	34,496
Pennsylvania	0	99,334	0	99,334
Puerto Rico	0	9,598	0	9,598
Rhode Island	0	6,892	0	6,892
South Carolina	0	517	0	517
South Dakota	0	1,451	0	1,451
Tennessee	0	1,371	0	1,371
Texas	0	400,892	0	400,892
Utah	0	5,729	0	5,729
Virginia	0	6,187	0	6,187
Washington	0	35,489	0	35,489
West Virginia	0	111,782	0	111,782
Wisconsin	0	2,815	0	2,815
U.S. Government Agencies	0	118,150,111	142,657	118,292,768
U.S. Treasury Obligations	0	31,417,931	0	31,417,931
Mortgage-Backed Securities	0	13,649,285	228,750	13,878,035
Asset-Backed Securities	0	2,363,953	507,313	2,871,266
Sovereign Issues	0	12,375,899	0	12,375,899
Convertible Preferred Securities
Banking & Finance	3,927	0	0	3,927
Consumer Discretionary	0	70,736	0	70,736
Preferred Securities
Banking & Finance	89	25,757	0	25,846
Short-Term Instruments
Certificates of Deposit	0	163,032	0	163,032
Corporate Bonds & Notes	0	44,370	109,171	153,541
Repurchase Agreements	0	8,723,500	0	8,723,500
Japan Treasury Bills	0	10,146,202	0	10,146,202
U.S. Treasury Bills	0	236,620	0	236,620
PIMCO Short-Term Floating NAV Portfolio	26,341,995	0	0	26,341,995
	$26,346,011	$276,312,913	$1,580,796	$304,239,720
Short Sales, at value	$0	$(3,589,454)	$0	$(3,589,454)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	567,596	0	567,596
Foreign Exchange Contracts	0	529,984	0	529,984
Interest Rate Contracts	71,141	180,881	0	252,022
	$71,141	$1,278,461	$0	$1,349,602

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(130,968)	0	(130,968)
Foreign Exchange Contracts	0	(423,876)	0	(423,876)
Interest Rate Contracts	(329,647)	(907,659)	(295,597)	(1,532,903)
	$(329,647)	$(1,462,503)	$(295,597)	$(2,087,747)

Totals	$26,087,505	$272,539,417	$1,285,199	$299,912,121

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Bank Loan Obligations	$0	$45,000	$0	$0	$0	$(126)	$0	$0	$44,874	$(126)
Corporate Bonds & Notes
Banking & Finance	153,595	101,230	(21)	1,758	(1)	11,834	85,191	0	353,586	11,834
Industrials	769	46,846	(147)	(73)	73	1,262	144,383	0	193,113	1,254
Utilities	0	0	0	0	0	0	1,332	0	1,332	0
U.S. Government Agencies	157,025	(2,179)	(11,777)	(92)	(101)	(219)	0	0	142,657	(580)
Mortgage-Backed Securities	357,017	216,746	(141,346)	120	20	13,735	0	(217,542)	228,750	(1,272)
Asset-Backed Securities	507,848	281,314	(97,330)	2,191	268	752	0	(187,730)	507,313	4,411
Short-Term Instruments
Corporate Bonds & Notes	19,484	109,167	(19,600)	38	0	82	0	0	109,171	(34)
	$1,195,738	$798,124	$(270,221)	$3,942	$259	$27,320	$230,906	$(405,272)	$1,580,796	$15,487
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	(18,866)	0	(192,822)	0	0	(83,909)	0	0	(295,597)	(83,909)
Credit Contracts	(5,886)	2,531	0	0	5,062	(1,707)	0	0	0	0

	$(24,752)	$2,531	$(192,822)	$0	$5,062	$(85,616)	$0	$0	$(295,597)	$(83,909)

Totals	$1,170,986	$800,655	$(463,043)	$3,942	$5,321	$(58,296)	$230,906	$(405,272)	$1,285,199	$(68,422)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Total Return Fund II

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.1%
Ford Motor Co.
3.040% due 12/15/2013	$3,100	$3,092

Total Bank Loan Obligations (Cost $3,081)		3,092

CORPORATE BONDS & NOTES 24.5%
BANKING & FINANCE 15.4%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	3,100	3,378
American Express Bank FSB
5.500% due 04/16/2013	500	539
American Express Centurion Bank
6.000% due 09/13/2017	4,000	4,464
American Express Co.
7.000% due 03/19/2018	200	233
American Express Credit Corp.
5.875% due 05/02/2013	2,800	3,047
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	6,400	6,370
American General Finance Corp.
5.625% due 08/17/2011	400	396
American International Group, Inc.
0.399% due 10/18/2011	100	99
4.950% due 03/20/2012	1,200	1,241
5.050% due 10/01/2015	10,300	10,618
5.450% due 05/18/2017	30,700	31,171
5.600% due 10/18/2016	18,300	18,946
5.850% due 01/16/2018	11,500	11,892
6.250% due 05/01/2036	1,452	1,402
6.400% due 12/15/2020	3,500	3,679
8.250% due 08/15/2018	5,400	6,239
Bank of America Corp.
5.650% due 05/01/2018	9,200	9,414
Bank of America N.A.
5.300% due 03/15/2017	325	330
6.000% due 10/15/2036	1,300	1,231
6.100% due 06/15/2017	16,100	16,842
Capital One Capital VI
8.875% due 05/15/2040	700	734
CBA Capital Trust I
5.805% due 08/29/2049	5,200	5,409
CIT Group, Inc.
7.000% due 05/01/2013	254	260
7.000% due 05/01/2014	381	386
7.000% due 05/01/2015	381	383
7.000% due 05/01/2016	635	639
7.000% due 05/01/2017	889	894
Citibank N.A.
1.750% due 12/28/2012	900	919
Citigroup Funding, Inc.
1.875% due 10/22/2012	1,300	1,327
Citigroup, Inc.
0.427% due 03/16/2012	200	199
2.286% due 08/13/2013	2,600	2,646
4.750% due 05/19/2015	16,200	16,980
5.300% due 10/17/2012	1,000	1,059
5.500% due 08/27/2012	3,025	3,208
5.500% due 04/11/2013	11,200	11,932
5.625% due 08/27/2012	2,500	2,624
5.850% due 07/02/2013	700	756
6.000% due 08/15/2017	7,900	8,581
8.500% due 05/22/2019	2,800	3,481
Fifth Third Bancorp
6.250% due 05/01/2013	350	380
8.250% due 03/01/2038	16,000	18,468
General Electric Capital Corp.
2.625% due 12/28/2012	1,100	1,141
5.875% due 01/14/2038	10,200	10,624
6.875% due 01/10/2039	3,900	4,522
Goldman Sachs Group, Inc.
5.300% due 02/14/2012	325	340
5.625% due 01/15/2017	5,800	6,141
5.950% due 01/18/2018	7,375	8,013
6.150% due 04/01/2018	4,700	5,183
6.250% due 09/01/2017	6,300	6,962
HCP, Inc.
5.650% due 12/15/2013	2,300	2,472
HSBC Bank USA N.A.
6.000% due 08/09/2017	55,500	59,961
International Lease Finance Corp.
6.625% due 11/15/2013	5,180	5,316
6.750% due 09/01/2016	2,000	2,145
JPMorgan Chase & Co.
6.000% due 01/15/2018	1,700	1,901
7.900% due 04/29/2049	41,600	44,369
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	7,825	8,687
JPMorgan Chase Capital XX
6.550% due 09/15/2066	800	807
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	3,100	775
6.875% due 05/02/2018 (a)	1,200	303
Merrill Lynch & Co., Inc.
0.533% due 06/05/2012	500	496
6.050% due 08/15/2012	325	344
6.400% due 08/28/2017	4,400	4,658
6.875% due 04/25/2018	19,800	21,700
MetLife, Inc.
6.400% due 12/15/2066	1,500	1,418
Metropolitan Life Global Funding I
0.689% due 07/13/2011	19,200	19,225
Morgan Stanley
0.539% due 01/09/2012	800	800
2.786% due 05/14/2013	6,300	6,533
5.300% due 03/01/2013	1,150	1,226
5.625% due 01/09/2012	450	470
5.750% due 08/31/2012	850	909
5.950% due 12/28/2017	225	238
7.300% due 05/13/2019	900	1,015
National City Bank
6.200% due 12/15/2011	375	393
Pacific LifeCorp
6.000% due 02/10/2020	1,100	1,158
Principal Life Income Funding Trusts
5.300% due 04/24/2013	2,800	3,032
5.550% due 04/27/2015	4,000	4,282
SLM Corp.
4.000% due 07/25/2014	2,000	1,819
5.375% due 01/15/2013	17,700	18,062
5.375% due 05/15/2014	400	402
State Street Capital Trust III
8.250% due 01/29/2049	3,500	3,558
State Street Capital Trust IV
1.302% due 06/01/2077	600	453
U.S. Bank N.A.
6.375% due 08/01/2011	250	258

Union Planters Corp.
7.750% due 03/01/2011	2,900	2,927
USB Capital IX
6.189% due 10/29/2049	700	546
Wachovia Corp.
5.625% due 10/15/2016	1,300	1,416
Wells Fargo & Co.
7.980% due 03/29/2049	30,000	31,800
ZFS Finance USA Trust IV
5.875% due 05/09/2062	467	457

		512,053

INDUSTRIALS 7.7%
Abbott Laboratories
5.875% due 05/15/2016	325	376
Amgen, Inc.
6.900% due 06/01/2038	2,600	3,165
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	6,205	7,064
Comcast Corp.
5.875% due 02/15/2018	1,100	1,223
6.450% due 03/15/2037	1,100	1,179
Cox Communications, Inc.
4.625% due 06/01/2013	4,000	4,283
Daimler Finance North America LLC
5.750% due 09/08/2011	14,715	15,207
5.875% due 03/15/2011	1,500	1,515
7.300% due 01/15/2012	4,800	5,101
7.750% due 01/18/2011	10,000	10,023
Dell, Inc.
5.650% due 04/15/2018	6,000	6,581
Delta Air Lines Pass-Through Trust
6.619% due 09/18/2012	215	216
7.111% due 03/18/2013	4,800	4,956
Dow Chemical Co.
2.500% due 02/15/2016	4,000	3,851
4.850% due 08/15/2012	7,223	7,617
General Mills, Inc.
5.250% due 08/15/2013	8,000	8,799
6.000% due 02/15/2012	211	223
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/2013	325	353
International Business Machines Corp.
5.700% due 09/14/2017	23,200	26,666
7.625% due 10/15/2018	350	446
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	10,400	11,156
Kraft Foods, Inc.
2.625% due 05/08/2013	8,600	8,849
5.250% due 10/01/2013	20,000	21,878
6.125% due 08/23/2018	375	430
Marathon Oil Corp.
6.000% due 10/01/2017	325	370
McDonald’s Corp.
5.800% due 10/15/2017	200	231
Oracle Corp.
4.950% due 04/15/2013	7,000	7,630
5.750% due 04/15/2018	6,900	7,905
PepsiCo, Inc.
5.000% due 06/01/2018	275	304
Plains All American Pipeline LP
4.250% due 09/01/2012	5,481	5,718
President and Fellows of Harvard College
6.500% due 01/15/2039	24,100	28,595
Reynolds American, Inc.
1.002% due 06/15/2011	2,000	2,003
Roche Holdings, Inc.
6.000% due 03/01/2019	5,200	6,057
Rohm and Haas Co.
6.000% due 09/15/2017	2,100	2,302
Southern Co.
5.300% due 01/15/2012	4,000	4,184
Target Corp.
5.125% due 01/15/2013	6,200	6,714
Time Warner, Inc.
6.875% due 05/01/2012	380	409
UAL Pass-Through Trust
9.190% due 12/24/2013 (a)	4,772	2,034
Weyerhaeuser Co.
7.375% due 03/15/2032	5,000	5,068
WM Wrigley Jr. Co.
3.050% due 06/28/2013	3,000	3,066
Wyeth
6.950% due 03/15/2011	400	405
Yum! Brands, Inc.
6.250% due 03/15/2018	20,000	22,615

		256,767

UTILITIES 1.4%
Alltel Corp.
7.000% due 07/01/2012	2,000	2,171
Appalachian Power Co.
5.650% due 08/15/2012	3,165	3,376
AT&T, Inc.
4.950% due 01/15/2013	1,700	1,823
5.500% due 02/01/2018	1,700	1,891
6.250% due 03/15/2011	400	405
6.300% due 01/15/2038	1,200	1,270
Cleco Power LLC
6.000% due 12/01/2040	7,500	7,350
Dominion Resources, Inc.
6.250% due 06/30/2012	6,934	7,454
Entergy Corp.
3.625% due 09/15/2015	5,400	5,347
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,900	2,911
Qwest Corp.
3.552% due 06/15/2013	10,000	10,500
8.875% due 03/15/2012	2,000	2,168
Verizon Communications, Inc.
5.250% due 04/15/2013	500	544

		47,210

Total Corporate Bonds & Notes (Cost $754,958)		816,030

CONVERTIBLE BONDS & NOTES 1.0%
BANKING & FINANCE 0.8%
Boston Properties LP
2.875% due 02/15/2037	7,010	7,150
National City Corp.
4.000% due 02/01/2011	21,400	21,534

		28,684

INDUSTRIALS 0.2%
Medtronic, Inc.
1.500% due 04/15/2011	6,600	6,633

Total Convertible Bonds & Notes (Cost $35,129)		35,317

MUNICIPAL BONDS & NOTES 3.9%
ARIZONA 0.0%
University of Arizona Revenue Bonds, Series 2010
6.423% due 08/01/2035	1,300	1,311

CALIFORNIA 1.6%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	1,000	978
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	1,200	1,204
7.043% due 04/01/2050	3,900	3,947
California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, Series 2010
5.944% due 07/01/2040	3,800	3,700
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,900	2,011
7.500% due 04/01/2034	4,300	4,454
7.550% due 04/01/2039	6,200	6,437
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	2,500	2,606
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,100	1,094
California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	1,000	961
California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	200	197
7.021% due 08/01/2040	300	294
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000	1,504
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600	1,557
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
6.603% due 07/01/2050	1,200	1,238
Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	6,300	6,178
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	6,600	6,842
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	1,000	934
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,800	1,120
University of California Revenue Bonds, Series 2009
5.770% due 05/15/2043	6,700	6,319
University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	400	398

		53,973

FLORIDA 0.0%
Miami, Florida Rent Revenue Bonds, Series 1989
8.650% due 07/01/2019	135	155

ILLINOIS 0.4%
Chicago, Illinois General Obligation Bonds, Series 2010
7.517% due 01/01/2040	2,000	2,020
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	600	639
6.899% due 12/01/2040	7,100	7,042
Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	1,100	1,010
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	3,200	3,231

		13,942

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	745	685

NEBRASKA 0.1%
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	2,600	2,570

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	2,100	2,054
Nevada State Truckee Meadows Water Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800	2,676

		4,730

NEW JERSEY 0.3%
New Jersey State Economic Development Authority Revenue Notes, Series 2010
1.302% due 06/15/2013	7,200	7,216
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	1,000	1,085

		8,301

NEW YORK 0.8%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.932% due 11/01/2036	1,100	1,038
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 03/15/2026	9,460	9,759
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
7.134% due 11/15/2030	13,300	13,481
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,100	1,064

		25,342

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	2,500	2,664
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,088

		3,752

TEXAS 0.5%
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	6,400	6,389
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,200	1,164
Texas State General Obligation Bonds, Series 2009
5.517% due 04/01/2039	6,500	6,626
Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	1,100	1,091
		15,270

Total Municipal Bonds & Notes (Cost $128,432)		130,031

U.S. GOVERNMENT AGENCIES 58.0%
Fannie Mae
0.321% due 12/25/2036	948	935
0.500% due 10/30/2012	5,300	5,279
0.571% due 04/25/2037	2,630	2,637
0.625% due 09/24/2012	42,300	42,362
0.706% due 10/25/2022	52	53
0.711% due 09/25/2035	4,883	4,887
0.731% due 05/25/2023	41	42
0.750% due 12/18/2013	8,800	8,708
0.781% due 02/25/2022	20	20
0.831% due 01/25/2022	46	46
0.850% due 08/17/2012	5,600	5,603
0.881% due 08/25/2022	48	49
0.981% due 04/25/2022 - 09/25/2022	45	46
1.000% due 09/23/2013	1,900	1,898
1.125% due 09/30/2013	23,300	23,366
1.250% due 06/22/2012 - 08/20/2013	32,500	32,851
1.530% due 07/01/2044	417	418
1.625% due 10/26/2015	18,100	17,662
1.730% due 09/01/2040	2,301	2,337
1.750% due 02/22/2013 - 05/07/2013	4,000	4,088
2.170% due 01/01/2035	911	935
2.176% due 02/01/2023	58	59
2.450% due 12/01/2023 - 01/01/2024	61	63
2.500% due 05/15/2014	400	415
2.625% due 03/01/2024	1	1
2.631% due 05/25/2035	422	434
2.634% due 07/01/2020	66	67
2.643% due 10/01/2035	1,289	1,350
2.732% due 09/01/2034	402	421
2.750% due 02/05/2014 - 03/13/2014	600	628
2.875% due 12/11/2013	200	210
3.000% due 09/16/2014	1,600	1,687
3.018% due 04/01/2024	14	15
3.500% due 01/01/2041	21,000	20,083
4.000% due 02/01/2025 - 02/01/2041	260,118	258,297
4.125% due 04/15/2014	11,700	12,770
4.375% due 03/15/2013 - 10/15/2015	4,500	4,897
4.500% due 05/01/2023 - 02/01/2041	656,042	673,642
4.625% due 10/15/2013	9,700	10,654
4.783% due 09/01/2035	516	547
4.875% due 12/15/2016	600	674
5.000% due 03/15/2016 - 01/01/2041	169,486	178,637
5.375% due 06/12/2017	2,700	3,113
5.500% due 03/01/2022 - 01/01/2041	167,329	179,291
5.770% due 06/01/2013	591	635
5.953% due 06/21/2027	26,800	27,424
6.000% due 05/01/2017 - 01/01/2039	144,522	157,648
6.062% due 05/01/2012	279	287
6.112% due 02/01/2012	538	558
6.465% due 12/25/2042	717	829
6.500% due 07/01/2013 - 06/25/2044	4,920	5,489
7.000% due 04/01/2011 - 09/25/2020	10	11
8.000% due 04/01/2015 - 10/01/2030	5	5
8.500% due 04/01/2017	1	1
9.000% due 12/01/2017 - 06/25/2018	6	6
9.250% due 07/25/2019	85	99
10.000% due 11/01/2021	2	2
FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	29,056	28,765
Federal Home Loan Bank
0.875% due 12/27/2013	200	198
Freddie Mac
0.410% due 07/15/2019 - 08/15/2019	8,161	8,151
0.515% due 11/26/2012	2,100	2,094
0.875% due 10/28/2013	200	199
1.542% due 02/25/2045	363	358
1.750% due 06/15/2012 - 09/10/2015	38,300	38,764
2.500% due 01/07/2014 - 04/23/2014	600	624
2.582% due 12/01/2022	210	218
2.813% due 07/01/2030	58	61
3.000% due 07/28/2014	300	316
3.347% due 02/01/2023	31	31
3.500% due 05/29/2013 - 01/01/2041	3,100	2,969
4.125% due 09/27/2013	100	108
4.375% due 07/17/2015	4,900	5,410
4.500% due 01/15/2013 - 01/01/2041	65,138	67,808
4.875% due 11/15/2013	300	333
5.000% due 02/16/2017 - 02/15/2032	4,705	5,283
5.250% due 04/18/2016	1,100	1,260
5.500% due 07/18/2016 - 07/01/2039	14,857	15,964
6.000% due 02/01/2016 - 05/01/2040	37,691	40,932

7.000% due 07/15/2022	704	795
7.500% due 01/15/2023	1,814	2,052
8.000% due 11/01/2025 - 06/15/2030	1,010	1,059
9.000% due 12/15/2020	48	53
9.250% due 11/15/2019	1	1
9.500% due 02/01/2018	5	5
10.000% due 03/01/2021	4	5
Ginnie Mae
0.661% due 04/16/2029 - 06/16/2031	127	128
0.861% due 02/16/2030	71	72
2.625% due 09/20/2024 - 07/20/2030	1,010	1,035
3.125% due 12/20/2029	456	469
3.375% due 06/20/2023 - 06/20/2027	1,352	1,395
6.000% due 01/15/2024 - 12/01/2040	5,809	6,395
7.500% due 09/15/2014 - 09/15/2025	16	18
8.000% due 01/15/2022 - 08/15/2024	39	46
9.000% due 11/15/2017	14	16
9.500% due 01/20/2019 - 12/15/2021	7	9
Small Business Administration
7.970% due 01/25/2025	104	109

Total U.S. Government Agencies (Cost $1,926,504)		1,928,679

U.S. TREASURY OBLIGATIONS 8.8%
Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020	1,504	1,542
1.750% due 01/15/2028	9,813	10,014
2.000% due 01/15/2026	1,763	1,877
2.125% due 02/15/2040	2,833	3,010
2.375% due 01/15/2025	2,553	2,847
2.375% due 01/15/2027	20,715	23,073
2.500% due 01/15/2029	12,021	13,677
3.625% due 04/15/2028	1,623	2,100
3.875% due 04/15/2029	13,171	17,706
U.S. Treasury Notes
0.500% due 11/30/2012	590	589
0.500% due 10/15/2013	10,900	10,780
0.500% due 11/15/2013	4,400	4,344
0.750% due 08/15/2013	5,600	5,589
0.750% due 09/15/2013	3,300	3,290
0.750% due 12/15/2013	10,600	10,510
1.000% due 07/15/2013	2,900	2,915
1.125% due 06/15/2013	3,600	3,630
1.875% due 06/30/2015 (e)(h)	89,800	90,172
2.125% due 11/30/2014	5,500	5,635
2.125% due 05/31/2015	55,600	56,495
2.500% due 04/30/2015	21,800	22,541

Total U.S. Treasury Obligations (Cost $296,915)		292,336

MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Investment Trust
2.261% due 02/25/2045	1,465	1,314
Banc of America Funding Corp.
2.861% due 05/25/2035	2,494	2,432
Bear Stearns Adjustable Rate Mortgage Trust
2.850% due 04/25/2033	669	650
5.380% due 02/25/2036	2,954	2,532
Bear Stearns Alt-A Trust
2.875% due 05/25/2035	4,040	3,162
2.955% due 09/25/2035	596	457
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	500	514
5.471% due 01/12/2045	1,500	1,603
5.700% due 06/13/2050	5,000	5,218
Bear Stearns Mortgage Funding Trust
0.451% due 01/25/2037	11,742	7,254
Citigroup Mortgage Loan Trust, Inc.
2.560% due 08/25/2035	2,732	2,463
2.680% due 12/25/2035	787	758
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	2,600	2,716
Countrywide Alternative Loan Trust
0.441% due 05/25/2047	2,685	1,564
Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035	64	56
3.017% due 02/20/2036	1,018	817
5.750% due 05/25/2033	23	23
Credit Suisse First Boston Mortgage Securities Corp.
4.857% due 06/25/2032	63	54
Credit Suisse Mortgage Capital Certificates
5.659% due 03/15/2039	500	526
DLJ Acceptance Trust
11.000% due 08/01/2019	8	8
Extended Stay America Trust
2.950% due 11/05/2027	11,082	10,912
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	871	808
0.341% due 01/25/2047	941	902
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	2,200	2,321
GSR Mortgage Loan Trust
2.964% due 01/25/2036	21	20
5.193% due 11/25/2035	2,671	2,608
Guaranteed Mortgage Corp. III GNMA-CMB
9.300% due 07/20/2019	25	30
Indymac ARM Trust
1.959% due 01/25/2032	23	18
Indymac Index Mortgage Loan Trust
5.214% due 11/25/2035	4,452	3,440
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	5,000	4,765
4.158% due 01/12/2039	2,567	2,618
5.336% due 05/15/2047	3,700	3,846
5.420% due 01/15/2049	500	521
5.440% due 06/12/2047	1,300	1,364
5.794% due 02/12/2051	3,000	3,200
5.882% due 02/15/2051	1,200	1,272
JPMorgan Mortgage Trust
5.036% due 02/25/2035	12	12
5.388% due 07/25/2035	6,299	6,275
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	700	716
5.485% due 03/12/2051	2,900	2,962

Morgan Stanley Capital I
0.321% due 10/15/2020	994	956
5.439% due 02/12/2044	17,400	18,026
5.610% due 04/15/2049	5,500	5,638
5.809% due 12/12/2049	300	321
Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	1,700	1,820
Prime Mortgage Trust
0.661% due 02/25/2019	70	68
0.661% due 02/25/2034	577	527
Residential Funding Mortgage Securities I
5.602% due 02/25/2036	568	397
Structured Asset Mortgage Investments, Inc.
0.921% due 09/19/2032	491	438
Structured Asset Securities Corp.
2.382% due 01/25/2032	62	54
2.679% due 02/25/2032	63	62
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	1,716	1,694
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	2,243	2,187
5.342% due 12/15/2043	3,800	3,846
WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045	800	680
1.528% due 11/25/2042	296	263
2.705% due 05/25/2035	395	364
Wells Fargo Mortgage-Backed Securities Trust
0.761% due 07/25/2037	930	771
2.856% due 12/25/2034	4,851	4,714
3.425% due 03/25/2036	3,699	3,290
4.911% due 01/25/2035	16	16

Total Mortgage-Backed Securities (Cost $127,425)		129,074

ASSET-BACKED SECURITIES 1.1%
ACE Securities Corp.
0.311% due 12/25/2036	413	397
Ally Auto Receivables Trust
1.320% due 03/15/2012	1,215	1,218
Amortizing Residential Collateral Trust
0.531% due 06/25/2032	584	507
Bear Stearns Asset-Backed Securities Trust
0.321% due 01/25/2037	2,313	2,105
0.351% due 06/25/2047	699	673
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037	52	52
EMC Mortgage Loan Trust
0.631% due 05/25/2040	1,580	1,286
First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036	466	462
Ford Credit Auto Owner Trust
1.680% due 06/15/2012	4,264	4,277
Fremont Home Loan Trust
0.321% due 01/25/2037	382	351
HSBC Home Equity Loan Trust
0.421% due 01/20/2036	8,773	8,108
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	137	135
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034	107	88
Morgan Stanley ABS Capital I
0.301% due 10/25/2036	52	52
Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036	36	36
Quest Trust
0.381% due 08/25/2036	3,129	2,887
Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036	903	344
SLM Student Loan Trust
1.788% due 04/25/2023	10,338	10,684
2.910% due 12/16/2019	1,000	1,001
Structured Asset Securities Corp.
0.551% due 01/25/2033	179	164

Total Asset-Backed Securities (Cost $34,786)		34,827

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.7%
BANKING & FINANCE 1.7%
American International Group, Inc.
8.500% due 08/01/2011	202,700	1,782
Wells Fargo & Co.
7.500% due 12/31/2049	55,500	55,530

Total Convertible Preferred Securities (Cost $35,686)		57,312

PREFERRED SECURITIES 0.6%
BANKING & FINANCE 0.6%
CoBank ACB
7.814% due 12/31/2049	105,000	5,017
DG Funding Trust
0.681% due 12/31/2049	1,568	11,971
Farm Credit Bank
10.000% due 12/31/2049	4,000	4,321

Total Preferred Securities (Cost $25,966)		21,309

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 27.2%
CORPORATE BONDS & NOTES 0.2%
BellSouth Corp.
4.295% due 04/26/2021	$7,900	7,995

REPURCHASE AGREEMENTS 0.6%
Barclays Capital, Inc.
0.250% due 01/03/2011	13,000	13,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $13,347. Repurchase proceeds are $13,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011	5,373	5,373
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $5,482. Repurchase proceeds are $5,373.)

		18,373

U.S. TREASURY BILLS 0.4%
0.175% due 01/06/2011 - 06/23/2011 (b)(e)(f)	12,910	12,902

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.0%
	86,329,800	864,679

Total Short-Term Instruments (Cost $904,075)		903,949

Total Investments 130.8% (Cost $4,272,957)		$4,351,956
Written Options (j) (0.4%) (Premiums $9,945)		(13,996)
Other Assets and Liabilities (Net) (30.4%)		(1,011,819)

Net Assets 100.0%		$3,326,141

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Principal amount of security is adjusted for inflation.

(d)	Affiliated to the Fund.

(e)	Securities with an aggregate market value of $12,112 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(f)	Securities with an aggregate market value of $10,223 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $43,859 at a weighted average interest rate of 0.042%. On December 31, 2010, there were no open reverse repurchase agreements.

(h)	Securities with an aggregate market value of $8,435 and cash of $3 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	632	$(63)
90-Day Eurodollar December Futures	Long	12/2012	274	(544)
90-Day Eurodollar June Futures	Long	06/2011	3,184	788
90-Day Eurodollar June Futures	Long	06/2012	815	(582)
90-Day Eurodollar June Futures	Long	06/2013	28	(62)
90-Day Eurodollar March Futures	Long	03/2011	1,522	460
90-Day Eurodollar March Futures	Long	03/2012	909	(364)
90-Day Eurodollar March Futures	Long	03/2013	182	(414)
90-Day Eurodollar September Futures	Long	09/2011	314	166
90-Day Eurodollar September Futures	Long	09/2012	770	(1,209)
90-Day Eurodollar September Futures	Long	09/2013	101	(272)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	826	(333)
U.S. Treasury 5-Year Note March Futures	Long	03/2011	294	(467)

				$(2,896)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.780%	$2,000	$4	$0	$4
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%	500	1	(3)	4
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%	300	0	(2)	2
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%	600	0	(4)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%	1,300	2	(7)	9
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.529%	13,800	6	0	6
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.890%	13,700	(64)	0	(64)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%	2,000	69	106	(37)
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.529%	400	5	(26)	31
General Electric Capital Corp.	DUB	5.000%	09/20/2011	0.520%	2,900	100	157	(57)
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.520%	2,000	70	94	(24)
MetLife, Inc.	CITI	1.000%	12/20/2015	1.605%	3,800	(105)	(138)	33
MetLife, Inc.	DUB	1.000%	09/20/2015	1.557%	15,000	(364)	(985)	621
MetLife, Inc.	GSC	1.000%	09/20/2015	1.557%	1,000	(24)	(64)	40
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.398%	6,100	(111)	(178)	67
SLM Corp.	BOA	5.000%	09/20/2011	0.685%	1,900	63	(238)	301
Wells Fargo & Co.	RBS	3.020%	03/20/2013	0.588%	8,200	451	0	451

						$103	$(1,288)	$1,391

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	$7,992	$34	$0	$34
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,926	10	0	10
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	4,800	80	0	80
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	18,518	248	0	248
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	12,249	151	0	151
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,833	20	0	20
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	3,954	45	0	45
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	2,508	23	0	23
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	3,086	23	0	23
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	6,600	48	3	45
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	75,800	557	(92)	649
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	12,700	94	(26)	120
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	22,100	163	(63)	226
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	12,100	89	(23)	112
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	20,600	152	39	113
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	10,600	77	(22)	99
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	9,400	69	52	17

					$1,904	$(132)	$2,036

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC	$22,800	$(213)	$1	$(214)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC	4,700	(36)	(20)	(16)

						$(249)	$(19)	$(230)

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	676	$290	$386
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	676	421	285

				$711	$671

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$44,500	$91	$216
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	51,100	291	609
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012	57,900	219	438
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	35,600	299	483
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	4,300	29	58
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	33,200	197	450
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	17,600	109	239
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	156,000	1,228	2,116
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	20,300	182	256
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	45,300	488	571
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	52,400	571	661
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	7,900	82	119
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	30,400	331	383
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	55,300	565	697
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	18,800	184	283
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	98,200	880	1,238
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	28,300	700	863
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	9,400	236	287
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	5,000	70	75
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	9,400	131	140
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,700	64	70
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,700	65	70
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	17,500	105	12
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	10,700	151	160

							$7,268	$10,494

Straddle Options

Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount	Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000%	10/11/2011	$22,300	$118	$180
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	20,700	105	168
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	68,300	759	1,149
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	55,700	606	935

					$1,588	$2,432

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$7,000	$59	$69
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020	16,900	151	168
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	6,500	84	66
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020	2,500	19	26
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	10/13/2020	6,700	65	70

						$378	$399

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$21,000	$19,865	$20,061
Fannie Mae	6.000%	01/01/2041	21,000	22,731	22,828
Freddie Mac	3.500%	01/01/2041	3,000	2,832	2,860

				$45,428	$45,749

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$3,092	$0	$3,092
Corporate Bonds & Notes
Banking & Finance	0	512,053	0	512,053
Industrials	0	249,561	7,206	256,767
Utilities	0	47,210	0	47,210
Convertible Bonds & Notes
Banking & Finance	0	28,684	0	28,684
Industrials	0	6,633	0	6,633
Municipal Bonds & Notes
Arizona	0	1,311	0	1,311
California	0	53,973	0	53,973
Florida	0	155	0	155
Illinois	0	13,942	0	13,942
Iowa	0	685	0	685
Nebraska	0	2,570	0	2,570
Nevada	0	4,730	0	4,730
New Jersey	0	8,301	0	8,301
New York	0	25,342	0	25,342
Ohio	0	3,752	0	3,752
Texas	0	15,270	0	15,270
U.S. Government Agencies	0	1,899,914	28,765	1,928,679
U.S. Treasury Obligations	0	292,336	0	292,336
Mortgage-Backed Securities	0	129,074	0	129,074
Asset-Backed Securities	0	34,827	0	34,827
Convertible Preferred Securities
Banking & Finance	57,312	0	0	57,312
Preferred Securities
Banking & Finance	0	9,338	11,971	21,309
Short-Term Instruments
Corporate Bonds & Notes	0	7,995	0	7,995
Repurchase Agreements	0	18,373	0	18,373
U.S. Treasury Bills	0	12,902	0	12,902
PIMCO Short-Term Floating NAV Portfolio	864,679	0	0	864,679
	$921,991	$3,382,023	$47,942	$4,351,956
Short Sales, at value	$0	$(45,749)	$0	$(45,749)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,609	0	3,609
Interest Rate Contracts	1,414	0	0	1,414
	$1,414	$3,609	$0	$5,023

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(182)	0	(182)
Interest Rate Contracts	(4,310)	(11,394)	(2,832)	(18,536)
	$(4,310)	$(11,576)	$(2,832)	$(18,718)

Totals	$919,095	$3,328,307	$45,110	$4,292,512

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain /(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$5,004	$0	$(34)	$0	$(14)	$2,250	$0	$7,206	$(14)
U.S. Government Agencies	0	31,267	(2,211)	0	0	(291)	0	0	28,765	(291)
Preferred Securities
Banking & Finance	12,779	0	0	0	0	(808)	0	0	11,971	(808)

	$12,779	$36,271	$(2,211)	$(34)	$0	$(1,113)	$2,250	$0	$47,942	$(1,113)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(47)	0	0	0	64	(17)	0	0	0	0
Interest Rate Contracts	(75)	0	(1,888)	0	0	(869)	0	0	(2,832)	(869)

	$(122)	$0	$(1,888)	$0	$64	$(886)	$0	$0	$(2,832)	$(869)

Totals	$12,657	$36,271	$(4,099)	$(34)	$64	$(1,999)	$2,250	$0	$45,110	$(1,982)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Total Return Fund III

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.4%
American General Finance Corp.
7.250% due 04/21/2015		$3,200	$3,249
CIT Group, Inc.
6.250% due 08/11/2015		1,533	1,567
Petroleum Export Ltd.
3.319% due 12/07/2012		4,800	4,786
Sensata Technologies BV
2.038% due 04/27/2013		2,887	2,824
Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.302% due 12/13/2011		1,000	997

Total Bank Loan Obligations (Cost $13,417)			13,423

CORPORATE BONDS & NOTES 31.7%
BANKING & FINANCE 25.6%
ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		700	600
Allied World Assurance Co. Holdings Ltd.
7.500% due 08/01/2016		100	111
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		3,000	3,269
Ally Financial, Inc.
5.375% due 06/06/2011		900	910
6.000% due 12/15/2011		12,685	13,059
6.250% due 12/01/2017		3,200	3,204
6.625% due 05/15/2012		600	626
6.875% due 09/15/2011		7,280	7,506
6.875% due 08/28/2012		2,700	2,828
7.000% due 02/01/2012		500	516
7.500% due 12/31/2013		2,700	2,923
8.000% due 03/15/2020		5,000	5,475
American Express Bank FSB
0.391% due 05/29/2012		1,025	1,021
5.500% due 04/16/2013		300	324
6.000% due 09/13/2017		4,000	4,464
American Express Centurion Bank
6.000% due 09/13/2017		4,000	4,464
American Express Co.
7.000% due 03/19/2018		2,600	3,033
American Express Credit Corp.
5.875% due 05/02/2013		3,255	3,542
American General Finance Corp.
4.875% due 07/15/2012		1,000	946
5.375% due 10/01/2012		265	252
5.900% due 09/15/2012		300	285
6.900% due 12/15/2017		4,300	3,494
American General Institutional Capital B
8.125% due 03/15/2046		14,250	14,499
American International Group, Inc.
0.399% due 10/18/2011		7,800	7,740
4.000% due 09/20/2011	EUR	3,600	4,814
5.050% due 10/01/2015		$400	412
5.850% due 01/16/2018		10,400	10,755
6.400% due 12/15/2020		20,800	21,864
8.000% due 05/22/2068	EUR	5,500	7,129
8.625% due 05/22/2068	GBP	4,100	6,328
BAC Capital Trust VII
5.250% due 08/10/2035		15,000	15,903
Banco Santander Brasil S.A.
4.500% due 04/06/2015		$500	513
Banco Santander Chile
1.539% due 04/20/2012		5,500	5,500
Bank of America Corp.
0.616% due 08/15/2016		1,400	1,231
5.650% due 05/01/2018		165	169
6.500% due 08/01/2016		17,500	19,011
8.000% due 12/29/2049		10,000	10,091
8.125% due 12/29/2049		10,000	10,090
Bank of America N.A.
0.582% due 06/15/2016		1,300	1,162
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		1,000	1,047
Bank of Montreal
2.850% due 06/09/2015		2,000	2,034
Bank of Nova Scotia
1.650% due 10/29/2015		2,200	2,105
Barclays Bank PLC
5.450% due 09/12/2012		20,400	21,871
6.050% due 12/04/2017		3,400	3,493
7.375% due 06/29/2049		2,600	2,613
7.434% due 09/29/2049		3,700	3,654
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,900	10,160
7.250% due 02/01/2018		60	71
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013		85	93
BPCE S.A.
2.375% due 10/04/2013		900	898
C10 Capital SPV Ltd.
6.722% due 12/29/2049		2,500	1,769
Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		150	133
CIT Group, Inc.
7.000% due 05/01/2013		2,386	2,439
7.000% due 05/01/2014		1,578	1,598
7.000% due 05/01/2015		878	883
7.000% due 05/01/2016		1,464	1,473
7.000% due 05/01/2017		2,050	2,060
Citigroup, Inc.
0.427% due 03/16/2012		200	199
1.174% due 06/28/2013	EUR	200	254
4.750% due 02/10/2019		2,575	3,141
5.100% due 09/29/2011		$925	954
5.300% due 10/17/2012		1,100	1,165
5.500% due 08/27/2012		12,200	12,939
5.500% due 04/11/2013		12,700	13,531
5.625% due 08/27/2012		2,200	2,309
5.850% due 07/02/2013		700	756
6.125% due 08/25/2036		9,800	9,420
6.400% due 03/27/2013	EUR	200	286
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020		13,700	17,394
11.000% due 06/29/2049		$200	259
Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	800	1,251
5.800% due 06/07/2012		$3,400	3,578
Credit Agricole S.A.
8.375% due 10/29/2049		12,000	12,390
Deutsche Bank AG
4.875% due 05/20/2013		590	633
6.000% due 09/01/2017		7,200	8,077
Dexia Credit Local S.A.
0.703% due 03/05/2013		22,500	22,439
0.768% due 04/29/2014		10,400	10,370

Ford Motor Credit Co. LLC
3.039% due 01/13/2012		7,290	7,363
7.000% due 10/01/2013		7,700	8,260
7.250% due 10/25/2011		500	517
7.375% due 02/01/2011		2,100	2,106
7.500% due 08/01/2012		300	319
7.800% due 06/01/2012		1,100	1,170
8.700% due 10/01/2014		5,400	6,086
12.000% due 05/15/2015		4,100	5,162
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	900	1,230
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		$400	479
10.500% due 03/25/2014		700	838
General Electric Capital Corp.
5.500% due 09/15/2067	EUR	10,500	12,207
5.625% due 05/01/2018		$700	765
6.375% due 11/15/2067		300	298
6.875% due 01/10/2039		3,500	4,058
Goldman Sachs Group, Inc.
0.753% due 03/22/2016		100	95
4.750% due 07/15/2013		790	842
5.700% due 09/01/2012		41	44
5.950% due 01/18/2018		8,500	9,235
6.250% due 09/01/2017		6,800	7,514
GSPA Monetization Trust
6.422% due 10/09/2029		9,864	9,824
HBOS Capital Funding LP
6.071% due 06/29/2049		20,450	16,871
HSBC Holdings PLC
6.500% due 05/02/2036		3,800	3,980
6.500% due 09/15/2037		1,500	1,576
ING Bank NV
1.103% due 03/30/2012		26,900	26,817
2.000% due 10/18/2013		1,200	1,186
2.650% due 01/14/2013		500	503
International Lease Finance Corp.
1.425% due 08/15/2011	EUR	10,300	13,549
5.300% due 05/01/2012		$2,400	2,439
5.350% due 03/01/2012		2,400	2,433
5.400% due 02/15/2012		3,137	3,184
6.750% due 09/01/2016		2,000	2,145
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,100	1,082
John Deere Capital Corp.
4.500% due 04/03/2013		555	594
JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	300	392
5.750% due 01/02/2013		$290	314
7.900% due 04/29/2049		4,340	4,629
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		5,700	6,328
JPMorgan Chase Capital XX
6.550% due 09/15/2066		700	706
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	500	686
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	2,400	3,274
Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		$3,000	701
5.625% due 01/24/2013 (a)		3,200	800
Macquarie Group Ltd.
7.300% due 08/01/2014		11,900	13,006
Merrill Lynch & Co., Inc.
0.486% due 02/15/2011		2,600	2,592
0.533% due 06/05/2012		2,500	2,478
6.050% due 08/15/2012		3,800	4,025
6.150% due 04/25/2013		155	166
6.400% due 08/28/2017		4,000	4,235
6.875% due 04/25/2018		1,070	1,173
MetLife, Inc.
5.375% due 12/15/2012		10	11
Mizuho Capital Investment EUR 1 Ltd.
5.020% due 06/29/2049	EUR	3,000	3,899
Morgan Stanley
0.539% due 01/09/2012		$800	800
1.407% due 01/16/2017	EUR	100	119
2.786% due 05/14/2013		$4,400	4,563
6.250% due 08/28/2017		1,300	1,402
7.300% due 05/13/2019		700	789
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	550	802
Mystic Re Ltd.
10.294% due 06/07/2011		$1,100	1,119
National Australia Bank Ltd.
5.350% due 06/12/2013		3,100	3,360
Nationwide Building Society
6.250% due 02/25/2020		4,300	4,489
Nomura Europe Finance NV
0.441% due 07/05/2011		9,200	9,141
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,000	1,045
Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,053
Petroleum Export Ltd.
5.265% due 06/15/2011		104	104
Prudential Financial, Inc.
6.625% due 12/01/2037		800	892
Prudential Holdings LLC
8.695% due 12/18/2023		265	316
Regions Financial Corp.
6.375% due 05/15/2012		1,270	1,294
Resona Bank Ltd.
5.850% due 09/29/2049		800	800
Royal Bank of Scotland Group PLC
0.686% due 04/08/2011		12,300	12,306
1.450% due 10/20/2011		15,200	15,288
2.625% due 05/11/2012		1,100	1,126
3.000% due 12/09/2011		6,200	6,331
5.000% due 11/12/2013		1,990	1,966
6.990% due 10/29/2049		4,400	3,410
7.640% due 03/29/2049		11,100	7,437
7.648% due 08/29/2049		4,100	3,449
Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		20,100	19,874
2.991% due 10/07/2013		2,000	1,944
SLM Corp.
1.356% due 06/17/2013	EUR	3,750	4,493
3.125% due 09/17/2012		11,700	15,259
5.000% due 10/01/2013		$510	512
5.375% due 01/15/2013		3,000	3,061
SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049		47,500	55,268
Societe Generale
5.922% due 04/29/2049		2,200	1,946
State Bank of India
4.500% due 07/27/2015		2,600	2,661

State Street Capital Trust IV
1.302% due 06/01/2077		600	453
Swedbank AB
3.625% due 12/02/2011	EUR	300	409
Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021		$500	483
Temasek Financial I Ltd.
4.300% due 10/25/2019		2,300	2,352
TNK-BP Finance S.A.
6.125% due 03/20/2012		700	735
UBS AG
1.384% due 02/23/2012		4,900	4,943
5.750% due 04/25/2018		1,000	1,088
5.875% due 12/20/2017		2,500	2,754
USB Capital IX
6.189% due 10/29/2049		600	468
Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		1,100	1,103
Wachovia Capital Trust III
5.800% due 03/29/2049		245	213
Wells Fargo & Co.
7.980% due 03/29/2049		26,675	28,276
Wells Fargo Capital XIII
7.700% due 12/29/2049		11,000	11,426
Wells Fargo Capital XV
9.750% due 09/29/2049		13,800	15,421
Westpac Banking Corp.
3.585% due 08/14/2014		2,300	2,453
World Financial Properties Tower D Finance Corp.
6.950% due 09/01/2013		82	83
XL Group PLC
6.500% due 12/29/2049		220	191

			845,258

INDUSTRIALS 4.8%
Alcoa, Inc.
6.000% due 07/15/2013		85	94
Cameron International Corp.
6.375% due 07/15/2018		125	139
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		535	611
Codelco, Inc.
6.150% due 10/24/2036		400	440
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		135	154
Comcast Corp.
5.875% due 02/15/2018		1,000	1,112
6.450% due 03/15/2037		1,000	1,072
6.500% due 11/15/2035		95	102
Commercial Metals Co.
7.350% due 08/15/2018		60	61
ConocoPhillips
4.400% due 05/15/2013		60	64
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		2,693	2,666
CSN Resources S.A.
6.500% due 07/21/2020		6,000	6,360
Dell, Inc.
5.650% due 04/15/2018		170	186
Devon Financing Corp. ULC
6.875% due 09/30/2011		210	219
Diageo Capital PLC
5.200% due 01/30/2013		60	65
El Paso Corp.
9.625% due 05/15/2012		1,000	1,071
El Paso Natural Gas Co.
8.625% due 01/15/2022		1,000	1,223
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		800	909
Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		800	824
6.212% due 11/22/2016		700	746
Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		464	495
General Mills, Inc.
5.250% due 08/15/2013		120	132
Gerdau Trade, Inc.
5.750% due 01/30/2021		900	907
Hewlett-Packard Co.
4.500% due 03/01/2013		135	145
International Business Machines Corp.
5.700% due 09/14/2017		28,100	32,297
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017		150	166
6.550% due 09/15/2040		500	527
Kraft Foods, Inc.
2.625% due 05/08/2013		1,835	1,888
6.125% due 02/01/2018		3,000	3,432
6.500% due 08/11/2017		360	420
6.875% due 02/01/2038		1,300	1,514
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,032
Nucor Corp.
5.750% due 12/01/2017		4,800	5,417
5.850% due 06/01/2018		555	627
Oracle Corp.
4.950% due 04/15/2013		640	698
Pemex Project Funding Master Trust
5.750% due 03/01/2018		510	548
7.500% due 12/18/2013	GBP	200	345
PepsiCo, Inc.
4.650% due 02/15/2013		$165	178
Petrobras International Finance Co.
7.875% due 03/15/2019		14,120	16,763
Petro-Canada
6.050% due 05/15/2018		65	74
Petroleos Mexicanos
8.000% due 05/03/2019		25,100	30,371
Plains All American Pipeline LP
6.650% due 01/15/2037		220	232
President and Fellows of Harvard College
6.000% due 01/15/2019		300	348
6.500% due 01/15/2039		21,000	24,917
Rohm and Haas Co.
6.000% due 09/15/2017		2,000	2,192
Shell International Finance BV
5.500% due 03/25/2040		1,700	1,828
Suncor Energy, Inc.
5.950% due 12/01/2034		41	41
6.100% due 06/01/2018		65	75
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		8,400	8,924
Time Warner Cable, Inc.
5.850% due 05/01/2017		130	145
Time Warner, Inc.
7.625% due 04/15/2031		174	212
TransCanada Pipelines Ltd.
6.350% due 05/15/2067		365	361

Vale Overseas Ltd.
4.625% due 09/15/2020	1,300	1,293
6.250% due 01/23/2017	700	782
6.875% due 11/21/2036	700	772
Xerox Corp.
5.500% due 05/15/2012	425	449

		158,665

UTILITIES 1.3%
AES Corp.
8.000% due 10/15/2017	30	32
Alltel Corp.
7.000% due 07/01/2012	2,000	2,171
American Electric Power Co., Inc.
5.250% due 06/01/2015	535	588
AT&T, Inc.
4.950% due 01/15/2013	2,800	3,003
5.500% due 02/01/2018	3,055	3,399
5.600% due 05/15/2018	115	129
6.300% due 01/15/2038	1,900	2,011
Consolidated Natural Gas Co.
5.000% due 03/01/2014	180	193
Dominion Resources, Inc.
5.000% due 03/15/2013	36	39
Duke Energy Carolinas LLC
5.100% due 04/15/2018	120	132
Enel Finance International S.A.
6.800% due 09/15/2037	4,300	4,365
Florida Power & Light Co.
5.550% due 11/01/2017	120	136
Florida Power Corp.
5.650% due 06/15/2018	130	147
Nevada Power Co.
6.500% due 08/01/2018	120	139
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	200	219
Pacific Gas & Electric Co.
4.200% due 03/01/2011	39	39
Qtel International Finance Ltd.
3.375% due 10/14/2016	200	191
4.750% due 02/16/2021	200	192
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,196	1,200
Qwest Corp.
8.875% due 03/15/2012	15,050	16,310
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	1,600	1,658
Southern California Edison Co.
5.625% due 02/01/2036	180	190
Southern California Gas Co.
5.450% due 04/15/2018	54	59
Verizon Communications, Inc.
5.500% due 04/01/2017	620	686
6.100% due 04/15/2018	140	159
Verizon Global Funding Corp.
7.750% due 12/01/2030	40	50
Verizon New England, Inc.
6.500% due 09/15/2011	90	93
Verizon New Jersey, Inc.
5.875% due 01/17/2012	100	105
Verizon Wireless Capital LLC
2.884% due 05/20/2011	4,400	4,444
Virginia Electric and Power Co.
5.400% due 04/30/2018	650	726
6.350% due 11/30/2037	500	574

		43,379

Total Corporate Bonds & Notes (Cost $992,223)		1,047,302

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
Chesapeake Energy Corp.
2.250% due 12/15/2038	900	705
Transocean, Inc.
1.500% due 12/15/2037	16,900	16,731

Total Convertible Bonds & Notes (Cost $16,398)		17,436

MUNICIPAL BONDS & NOTES 3.7%
CALIFORNIA 1.1%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	1,000	977
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	1,100	1,104
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,500	1,587
7.500% due 04/01/2034	1,500	1,554
7.550% due 04/01/2039	1,500	1,557
California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036	700	719
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,000	994
California State Palomar Community College District General Obligation Bonds, Series 2010
7.194% due 08/01/2045	1,000	961
California State Public Works Board Revenue Bonds, Series 2010
7.804% due 03/01/2035	3,700	3,653
California State Riverside Community College District General Obligation Bonds, Series 2010
6.971% due 08/01/2035	200	197
7.021% due 08/01/2040	300	294
California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030	1,700	1,717
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	2,500	2,592
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	1,000	934
Southern California State Public Power Authority Revenue Bonds, Series 2010
5.943% due 07/01/2040	18,600	17,364
University of California Revenue Bonds, Series 2010
1.988% due 05/15/2050	400	398

		36,602

GEORGIA 0.0%
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	1,000	968

ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040	1,100	1,004
Illinois State General Obligation Bonds, Series 2010
6.725% due 04/01/2035	1,100	1,011
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	2,900	2,928

		4,943

NEBRASKA 0.1%
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	2,100	2,076

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	1,900	1,859

NEW YORK 0.8%
New York City, New York General Obligation Bonds, Series 2010
6.246% due 06/01/2035	21,700	21,262
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,100	1,100
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.932% due 11/01/2036	1,100	1,038
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	4,000	3,908

		27,308

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	2,400	2,557

PENNSYLVANIA 0.0%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2010
6.532% due 06/15/2039	1,100	1,070

TEXAS 1.3%
San Antonio, Texas Revenue Bonds, Series 2010
5.808% due 02/01/2041	3,300	3,294
6.308% due 02/01/2037	40,400	39,678
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,600	1,553

		44,525

Total Municipal Bonds & Notes (Cost $124,464)		121,908

U.S. GOVERNMENT AGENCIES 28.7%
Fannie Mae
0.321% due 07/25/2037	2,277	2,247
0.500% due 10/30/2012	5,200	5,179
0.571% due 04/25/2037	2,577	2,584
0.711% due 09/25/2035	4,787	4,791
0.750% due 12/18/2013	5,600	5,541
0.850% due 08/17/2012	5,500	5,503
1.000% due 09/23/2013	1,900	1,898
1.125% due 09/30/2013	22,500	22,564
1.250% due 08/20/2013	100	101
1.530% due 07/01/2044	356	357
1.625% due 10/26/2015	12,800	12,490
1.750% due 02/22/2013 - 05/07/2013	3,900	3,985
2.052% due 08/01/2035	2,667	2,751
2.096% due 01/01/2035	575	592
2.498% due 03/01/2033	37	38
2.500% due 05/15/2014	400	415
2.540% due 07/01/2035	2,772	2,898
2.602% due 08/01/2035	1,100	1,140
2.631% due 05/25/2035	337	347
2.714% due 07/01/2034	20	21
2.732% due 09/01/2034	314	329
2.750% due 02/05/2014 - 03/13/2014	500	523
2.875% due 12/11/2013	100	105
3.500% due 01/01/2041	20,000	19,126
4.000% due 02/01/2039 - 02/01/2041	169,328	168,547
4.125% due 04/15/2014	11,300	12,334
4.375% due 03/15/2013 - 10/15/2015	3,100	3,356
4.500% due 04/01/2024 - 02/01/2041	131,773	135,363
4.573% due 04/01/2038	591	621
4.625% due 10/15/2013	7,200	7,908
4.783% due 09/01/2035	516	547
4.831% due 04/01/2038	383	404
4.875% due 12/15/2016	500	561
4.896% due 04/01/2038	492	519
5.000% due 03/15/2016 - 01/01/2041	108,731	114,837
5.375% due 06/12/2017	2,300	2,652
5.500% due 12/01/2018 - 01/01/2041	133,234	142,899
5.769% due 09/01/2037	326	349
5.795% due 02/01/2031	3	4
6.000% due 10/01/2016 - 01/01/2041	86,902	94,724
6.500% due 04/01/2013 - 06/25/2044	1,460	1,631
7.000% due 03/01/2013 - 10/01/2031	25	28
7.500% due 05/01/2011 - 02/01/2027	189	216
9.000% due 06/01/2025	0	1
Federal Home Loan Bank
0.875% due 12/27/2013	200	198
Federal Housing Administration
7.430% due 01/25/2023	552	548
Freddie Mac
0.410% due 07/15/2019 - 08/15/2019	7,440	7,431
0.515% due 11/26/2012	2,000	1,995

1.542% due 02/25/2045		295	291
1.750% due 09/10/2015		2,700	2,657
2.500% due 01/07/2014		400	416
2.582% due 12/01/2022		34	35
2.721% due 04/01/2033		5	6
2.813% due 07/01/2030		17	18
3.000% due 07/28/2014		100	105
3.500% due 01/01/2041		3,000	2,863
3.590% due 08/15/2032		520	524
4.125% due 09/27/2013		100	108
4.375% due 07/17/2015		4,300	4,748
4.500% due 01/15/2013 - 01/01/2041		51,569	53,865
4.875% due 11/15/2013		300	333
4.921% due 04/01/2038		720	760
5.000% due 02/16/2017 - 04/18/2017		4,000	4,512
5.250% due 04/18/2016		1,000	1,145
5.500% due 07/18/2016 - 07/01/2038		10,438	11,261
6.000% due 02/01/2016 - 05/01/2040		22,364	24,326
6.500% due 05/01/2016 - 05/15/2032		17,866	19,872
7.000% due 11/01/2011 - 07/01/2029		1,272	1,425
7.500% due 07/01/2011 - 09/01/2025		19	21
8.000% due 01/01/2012		1	1
Ginnie Mae
0.861% due 02/16/2030		90	91
2.625% due 09/20/2023 - 08/20/2027		244	250
2.750% due 02/20/2032		673	691
3.125% due 10/20/2024 - 12/20/2026		231	238
3.375% due 06/20/2022 - 01/20/2026		453	467
6.000% due 01/15/2029 - 01/01/2041		6,313	6,959
6.500% due 05/15/2032- 06/15/2032		34	38
7.000% due 12/15/2011 - 02/20/2032		26	30
10.250% due 02/15/2017		357	387
Small Business Administration
4.430% due 05/01/2029		12,483	13,086
5.130% due 09/01/2023		540	578
5.520% due 06/01/2024		3,614	3,876

Total U.S. Government Agencies (Cost $943,940)			949,181

U.S. TREASURY OBLIGATIONS 5.8%
Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020		1,504	1,542
1.750% due 01/15/2028		3,758	3,835
2.000% due 01/15/2026		1,653	1,759
2.125% due 02/15/2040		2,631	2,795
2.375% due 01/15/2025		2,437	2,718
2.375% due 01/15/2027		1,735	1,933
2.500% due 01/15/2029		16,707	19,009
3.625% due 04/15/2028		1,623	2,100
3.875% due 04/15/2029		8,781	11,804
U.S. Treasury Notes
0.500% due 11/15/2013		6,800	6,714
0.750% due 08/15/2013		2,700	2,695
0.750% due 09/15/2013		1,600	1,595
0.750% due 12/15/2013		5,300	5,263
1.000% due 07/15/2013		1,500	1,508
1.125% due 06/15/2013		3,500	3,529
1.375% due 11/30/2015		13,000	12,635
1.875% due 06/30/2015		21,300	21,388
2.125% due 11/30/2014		5,400	5,533
2.125% due 05/31/2015 (e)(h)		61,200	62,185
2.500% due 04/30/2015		20,400	21,093

Total U.S. Treasury Obligations (Cost $193,903)			191,633

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
2.261% due 02/25/2045		1,153	1,034
Arran Residential Mortgages Funding PLC
2.203% due 05/16/2047	EUR	1,800	2,403
2.403% due 05/16/2047		4,900	6,526
Banc of America Funding Corp.
2.861% due 05/25/2035		$1,691	1,649
Banc of America Large Loan, Inc.
2.010% due 11/15/2015		997	890
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		119	123
Bear Stearns Adjustable Rate Mortgage Trust
3.102% due 02/25/2033		71	66
3.113% due 01/25/2034		1,105	1,063
5.668% due 02/25/2033		65	65
Bear Stearns Alt-A Trust
2.875% due 05/25/2035		2,529	1,979
2.955% due 09/25/2035		1,233	945
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,028
5.471% due 01/12/2045		2,800	2,993
Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037		62	62
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036		5,413	3,554
5.339% due 12/26/2046		1,580	1,112
Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049		15,000	16,058
Citigroup Mortgage Loan Trust, Inc.
2.680% due 12/25/2035		639	616
3.059% due 03/25/2034		85	85
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037		439	340
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		1,600	1,671
Countrywide Alternative Loan Trust
0.441% due 05/25/2047		2,282	1,329
Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 02/20/2035		3,901	3,400
3.017% due 02/20/2036		824	661
3.121% due 11/25/2034		2,267	1,842
5.750% due 05/25/2033		23	23
Credit Suisse Mortgage Capital Certificates
5.659% due 03/15/2039		1,400	1,473
GE Capital Commercial Mortgage Corp.
6.070% due 06/10/2038		850	873
Granite Master Issuer PLC
0.351% due 12/20/2054		24,955	23,233
0.361% due 12/20/2054		1,156	1,076

Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046	756	701
0.341% due 01/25/2047	860	824
Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	1,394	1,202
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	500	528
5.444% due 03/10/2039	3,000	3,165
GSR Mortgage Loan Trust
5.193% due 11/25/2035	2,511	2,451
Harborview Mortgage Loan Trust
2.960% due 07/19/2035	1,955	1,563
HSBC Asset Loan Obligation
3.428% due 09/25/2037	12,475	8,753
Indymac ARM Trust
1.959% due 01/25/2032	11	9
Indymac Index Mortgage Loan Trust
2.589% due 01/25/2036	2,599	1,616
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	1,200	1,144
5.273% due 02/12/2051	123	124
5.336% due 05/15/2047	3,600	3,742
5.440% due 06/12/2047	2,000	2,099
5.794% due 02/12/2051	2,000	2,133
JPMorgan Mortgage Trust
5.750% due 01/25/2036	2,038	1,848
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	2,100	2,169
Mellon Residential Funding Corp.
0.740% due 06/15/2030	1,831	1,790
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	600	614
5.485% due 03/12/2051	3,000	3,064
Merrill Lynch Floating Trust
0.802% due 07/09/2021	6,199	5,988
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036	1,405	1,087
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035	340	291
1.254% due 10/25/2035	355	309
Morgan Stanley Capital I
0.321% due 10/15/2020	930	894
4.970% due 12/15/2041	676	721
5.809% due 12/12/2049	20,600	22,045
5.879% due 06/11/2049	10,300	11,046
Morgan Stanley Dean Witter Capital I
4.920% due 03/12/2035	555	586
Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045	1,300	1,392
Permanent Master Issuer PLC
0.369% due 10/15/2033	20,000	19,716
Prime Mortgage Trust
0.661% due 02/25/2019	40	39
0.661% due 02/25/2034	298	272
Structured Adjustable Rate Mortgage Loan Trust
5.481% due 07/25/2035	541	488
Structured Asset Mortgage Investments, Inc.
0.391% due 03/25/2037	3,480	2,148
0.511% due 07/19/2035	2,842	2,662
Structured Asset Securities Corp.
2.679% due 02/25/2032	30	29
2.856% due 10/25/2035	1,182	950
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	1,525	1,505
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	2,091	2,038
5.308% due 11/15/2048	2,000	2,125
5.342% due 12/15/2043	4,000	4,049
5.678% due 05/15/2046	580	606
WaMu Mortgage Pass-Through Certificates
0.551% due 10/25/2045	634	540
1.528% due 11/25/2042	257	229
5.009% due 03/25/2037	6,336	5,533
Wells Fargo Mortgage-Backed Securities Trust
3.425% due 03/25/2036	3,027	2,692
6.000% due 04/25/2037	15,500	14,182
6.000% due 08/25/2037	1,188	1,143

Total Mortgage-Backed Securities (Cost $198,941)		223,016

ASSET-BACKED SECURITIES 1.5%
AMMC CDO
0.512% due 05/03/2018	15,800	14,865
Asset-Backed Funding Certificates
0.321% due 01/25/2037	153	151
Asset-Backed Securities Corp. Home Equity
0.536% due 09/25/2034	777	708
Bear Stearns Asset-Backed Securities Trust
0.321% due 01/25/2037	2,103	1,914
Carrington Mortgage Loan Trust
0.581% due 10/25/2035	555	528
Countrywide Asset-Backed Certificates
0.311% due 07/25/2037	2,818	2,733
0.521% due 05/25/2036	4,048	3,519
0.741% due 12/25/2031	260	137
First Franklin Mortgage Loan Asset-Backed
Certificates
0.311% due 11/25/2036	407	403
Fremont Home Loan Trust
0.321% due 01/25/2037	341	313
GSAMP Trust
0.331% due 12/25/2036	809	592
Gulf Stream - Sextant CLO Ltd.
0.514% due 08/21/2020	10,000	9,304
HSBC Asset Loan Obligation
0.321% due 12/25/2036	1,434	1,313
HSBC Home Equity Loan Trust
0.551% due 01/20/2034	2,717	2,482
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	122	120
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034	97	81
Morgan Stanley ABS Capital I
0.301% due 10/25/2036	44	44
0.311% due 11/25/2036	86	86
Morgan Stanley Mortgage Loan Trust
0.621% due 04/25/2037	722	360
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	9,900	9,866
Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036	838	320
SLM Student Loan Trust
2.910% due 12/16/2019	1,000	1,001
Structured Asset Securities Corp.
0.311% due 10/25/2036	211	210

Total Asset-Backed Securities (Cost $53,359)		51,050

SOVEREIGN ISSUES 3.5%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,000	$1,310
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	293	173
10.000% due 01/01/2017		5,900	3,259
Canada Government International Bond
2.000% due 12/01/2014	CAD	23,200	23,170
2.500% due 09/01/2013		8,000	8,176
3.000% due 12/01/2015		800	826
4.500% due 06/01/2015		3,300	3,626
Canada Housing Trust No. 1
2.750% due 12/15/2015		5,800	5,852
3.350% due 12/15/2020		1,700	1,690
China Development Bank Corp.
5.000% due 10/15/2015		$100	109
Export-Import Bank of China
4.875% due 07/21/2015		500	539
Export-Import Bank of Korea
4.000% due 01/29/2021		1,000	938
5.875% due 01/14/2015		14,500	15,731
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,000	1,010
Mexico Government International Bond
6.000% due 06/18/2015	MXN	240,700	19,371
6.050% due 01/11/2040		$2,100	2,158
9.500% due 12/18/2014	MXN	65,900	5,982
Panama Government International Bond
7.250% due 03/15/2015		$900	1,044
Province of Ontario Canada
1.875% due 09/15/2015		100	97
4.200% due 03/08/2018	CAD	300	317
4.200% due 06/02/2020		6,300	6,537
4.300% due 03/08/2017		1,200	1,285
4.400% due 06/02/2019		2,400	2,546
4.600% due 06/02/2039		1,700	1,778
5.500% due 06/02/2018		700	797
Province of Quebec Canada
4.500% due 12/01/2016		100	108
4.500% due 12/01/2020		200	211
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	1,100	1,492
Swedish Housing Finance Corp.
3.125% due 03/23/2012		$6,300	6,481

Total Sovereign Issues (Cost $112,143)			116,613

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.6%
BANKING & FINANCE 1.5%
Wells Fargo & Co.
7.500% due 12/31/2049		49,098	49,125

CONSUMER DISCRETIONARY 0.1%
Motors Liquidation Co.
5.250% due 03/06/2032		260,000	2,119

Total Convertible Preferred Securities (Cost $42,197)			51,244

PREFERRED SECURITIES 0.4%
BANKING & FINANCE 0.4%
CoBank ACB
7.814% due 03/06/2032		72,000	3,440
DG Funding Trust
0.681% due 03/06/2032		1,065	8,131
Farm Credit Bank
10.000% due 03/06/2032		2,000	2,161

			13,732

COMMUNICATIONS 0.0%
Centaur Funding Corp.
9.080% due 03/06/2032		125	135

Total Preferred Securities (Cost $17,096)			13,867

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 22.6%
CERTIFICATES OF DEPOSIT 1.0%
Bank of Nova Scotia
0.589% due 10/18/2012		$10,400	10,415
Itau Unibanco S.A.
1.300% due 03/14/2011		7,400	7,416
1.450% due 06/13/2011		7,300	7,338
1.700% due 09/12/2011		7,400	7,460

			32,629

CORPORATE BONDS & NOTES 0.2%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		4,600	4,484

REPURCHASE AGREEMENTS 0.6%
Barclays Capital, Inc.
0.250% due 01/03/2011		12,000	12,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $12,320. Repurchase proceeds are $12,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		8,504	8,504
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $8,675. Repurchase proceeds are $8,504.)

			20,504

JAPAN TREASURY BILLS 5.2%
0.105% due 01/24/2011	JPY	14,060,000	173,164

U.S. TREASURY BILLS 0.3%
0.165% due 01/06/2011 - 06/23/2011 (b)(e)(f)		$8,835	8,830

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 15.3%
		50,552,196	506,331

Total Short-Term Instruments (Cost $744,560)			745,942

Total Investments 107.1% (Cost $3,452,641)	$3,542,615
Written Options (j) (0.5%) (Premiums $10,198)	(15,538)
Other Assets and Liabilities (Net) (6.6%)	(219,981)

Net Assets 100.0%	$3,307,096

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Principal amount of security is adjusted for inflation.

(d)	Affiliated to the Fund.

(e)	Securities with an aggregate market value of $7,652 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(f)	Securities with an aggregate market value of $7,121 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $50,476 at a weighted average interest rate of 0.048%. On December 31, 2010, there were no open reverse repurchase agreements.

(h)	Securities with an aggregate market value of $8,529 and cash of $14 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	619	$(64)
90-Day Eurodollar December Futures	Long	12/2012	408	(712)
90-Day Eurodollar June Futures	Long	06/2011	1,410	485
90-Day Eurodollar June Futures	Long	06/2012	798	(577)
90-Day Eurodollar June Futures	Long	06/2013	37	(64)
90-Day Eurodollar March Futures	Long	03/2011	2,229	495
90-Day Eurodollar March Futures	Long	03/2012	935	(347)
90-Day Eurodollar March Futures	Long	03/2013	279	(548)
90-Day Eurodollar September Futures	Long	09/2011	492	192
90-Day Eurodollar September Futures	Long	09/2012	761	(1,199)
90-Day Eurodollar September Futures	Long	09/2013	140	(329)
U.S. Treasury 2-Year Note March Futures	Long	03/2011	638	(249)
U.S. Treasury 5-Year Note March Futures	Long	03/2011	269	(428)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	53	(21)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2012	52	(44)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2012	52	(33)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2012	52	(57)

				$(3,500)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.143%		$2,500	$(13)	$(44)	$31
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.780%		1,900	4	0	4
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	1.143%		1,200	(6)	(21)	15
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	1.143%		1,200	(7)	(22)	15
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.061%		1,000	(3)	(16)	13
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%		7,100	(7)	(107)	100
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%		3,200	(4)	(87)	83
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%		1,600	(4)	(16)	12
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		2,000	(5)	(21)	16
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.061%		500	(1)	(5)	4
China Government International Bond	CSFB	1.000%	03/20/2015	0.578%		5,000	88	24	64
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%		500	1	(3)	4
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.538%		200	0	(1)	1
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.538%		500	1	(3)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.538%		1,200	2	(6)	8
Dell, Inc.	CITI	1.000%	09/20/2013	0.604%		5,800	64	30	34
France Government Bond	BCLY	0.250%	03/20/2016	1.087%		1,000	(41)	(37)	(4)
France Government Bond	CITI	0.250%	03/20/2015	0.968%		1,600	(46)	(26)	(20)
France Government Bond	GSC	0.250%	03/20/2015	0.968%		1,000	(29)	(17)	(12)
France Government Bond	GSC	0.250%	12/20/2015	1.062%		400	(15)	(8)	(7)
France Government Bond	RBS	0.250%	03/20/2015	0.968%		1,600	(46)	(27)	(19)
France Government Bond	RBS	0.250%	12/20/2015	1.062%		900	(34)	(18)	(16)
France Government Bond	UBS	0.250%	12/20/2015	1.062%		2,400	(91)	(49)	(42)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.520%		2,800	97	148	(51)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.329%		4,200	(62)	(83)	21
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.520%		4,000	93	(195)	288
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.079%		2,000	173	0	173
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.079%		1,900	183	0	183
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.529%		900	7	0	7
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.079%		1,500	170	0	170
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.520%		1,000	33	52	(19)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.739%		2,100	9	(50)	59
General Electric Capital Corp.	MLP	1.000%	12/20/2015	1.329%		500	(7)	(9)	2
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.520%		2,700	10	(42)	52
Indonesia Government International Bond	CITI	1.000%	09/20/2015	1.219%		500	(4)	(11)	7
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.267%		1,300	(16)	(21)	5
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.423%		800	7	0	7
Japan Government International Bond	BOA	1.000%	12/20/2015	0.691%		300	5	5	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.718%		600	8	8	0
Japan Government International Bond	GSC	1.000%	12/20/2015	0.691%		900	14	14	0
Japan Government International Bond	JPM	1.000%	03/20/2015	0.590%		1,100	19	13	6
MetLife, Inc.	DUB	1.000%	03/20/2015	1.440%		11,500	(198)	(694)	496
MetLife, Inc.	JPM	1.000%	09/20/2013	1.059%		690	(1)	(39)	38
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.017%		2,600	(1)	(59)	58
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.080%		300	(1)	(4)	3
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.017%		1,700	(1)	(39)	38
Mexico Government International Bond	CITI	1.000%	09/20/2015	1.080%		700	(2)	(10)	8
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.133%		100	(1)	0	(1)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.533%		2,400	13	0	13
Panama Government International Bond	MSC	0.750%	01/20/2012	0.533%		1,000	6	0	6
SLM Corp.	GSC	1.000%	06/20/2011	0.685%		25,000	47	(325)	372
South Korea Government Bond	DUB	1.000%	12/20/2015	0.934%		1,200	4	(4)	8
U.S. Treasury Notes	UBS	0.250%	09/20/2015	0.384%	EUR	11,800	(95)	(177)	82
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.616%		$300	5	3	2
United Kingdom Gilt	CSFB	1.000%	03/20/2015	0.637%		6,900	105	16	89
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.616%		200	3	1	2
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.715%		1,000	13	23	(10)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.616%		300	5	3	2
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%		4,900	74	21	53
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.666%		9,600	143	111	32
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%		400	6	3	3

							$671	$(1,821)	$2,492

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$1,200	$142	$119	$23
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	3,600	462	400	62
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	600	77	77	0
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	200	26	25	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	4,700	603	549	54
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	1,000	128	113	15
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	2,100	270	237	33
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	6,300	872	824	48
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	1,000	138	130	8
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	2,200	304	304	0
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	4,500	623	555	68
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	600	83	78	5
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	400	55	52	3
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	1,000	138	130	8
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	800	111	111	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	7,511	32	0	32
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	21	0	21
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,830	9	0	9
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	11,700	367	267	100
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	8,100	254	(78)	332
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015	600	19	(3)	22
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	5,100	160	(13)	173
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	1,000	31	(6)	37
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	11,670	144	0	144
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,061	12	0	12
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	2,218	25	0	25
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	2,315	22	0	22
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	2,893	22	0	22
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	6,500	48	4	44
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	23,400	172	(101)	273
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	10,700	79	(18)	97
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	16,600	122	(68)	190
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	11,800	87	(22)	109
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015	4,600	34	4	30
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015	10,300	76	(20)	96
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	9,200	68	51	17

					$5,836	$3,701	$2,135

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	11,700	$(120)	$(211)	$91
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		1,100	2	0	2
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		700	1	0	1
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,600	4	0	4
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		6,300	34	6	28
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		6,000	31	11	20
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		6,700	35	14	21
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,200	42	24	18
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		7,600	22	0	22
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		5,700	19	0	19
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		10,100	198	0	198
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		12,600	365	(84)	449
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		600	36	4	32
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,100	124	8	116
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		160,800	621	(5)	626
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		38,200	165	10	155
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		29,800	129	3	126
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		82,800	303	(9)	312
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		8,700	39	(13)	52
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		2,600	17	6	11
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		10,800	87	15	72
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		11,600	95	17	78
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		2,700	27	9	18
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		22,000	166	39	127
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		16,600	146	57	89
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		2,800	19	0	19
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,200	53	(1)	54
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		2,800	27	8	19
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		13,400	182	61	121
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		1,400	20	9	11
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		189,400	2,970	1,549	1,421
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	3,000	(10)	8	(18)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		44,000	(145)	24	(169)
Pay	3-Month CAD Bank Bill	5.700%	12/18/2024	RBS	CAD	30,800	613	(21)	634
Pay	3-Month USD-LIBOR	1.250%	12/19/2013	GSC		$22,500	(210)	1	(211)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		5,100	(39)	(22)	(17)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	25,700	343	0	343
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	25,700	84	(2)	86
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		93,200	306	41	265
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		10,700	35	(1)	36
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		28,300	95	(1)	96

							$6,931	$1,554	$5,377

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	122	$50	$2
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	663	284	378
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	122	62	453
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	663	413	280

				$809	$1,113

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$43,500	$89	$211
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	50,000	285	596
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012	56,400	213	427
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	35,100	295	476
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	4,200	29	57
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	32,400	192	439
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	17,000	105	231
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	152,700	1,203	2,071
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	22,100	198	279
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	42,300	462	533
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	50,800	552	640
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	4,100	42	62
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	33,400	363	421
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	57,800	587	729
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	16,600	163	250
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	94,500	842	1,191
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	27,300	675	833
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	1.250%	02/14/2011	15,200	30	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.800%	02/14/2011	15,200	69	357
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012	9,100	229	278
Call - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Receive	1.250%	02/14/2011	48,000	100	1
Put - OTC 5-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	1.800%	02/14/2011	48,000	235	1,128
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,900	69	73
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	9,000	125	134
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,500	61	67
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	4,600	63	69
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	16,200	98	11
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	10,300	146	154

							$7,520	$11,718

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011	EUR	1,000	$3	$2
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		1,000	8	2

							$11	$4

Straddle Options

Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount	Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000%	10/11/2011	$21,900	$116	$177
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	20,300	103	165
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	67,000	745	1,127
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	55,100	599	925

					$1,563	$2,394

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$6,500	$55	$64
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020	15,700	140	156
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	6,400	83	65
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020	2,300	17	24

						$295	$309

(k)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$20,000	$18,919	$19,106
Freddie Mac	3.500%	01/01/2041	3,000	2,832	2,860

				$21,751	$21,966

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	200	01/2011	BNP	$6	$0	$6
Buy		8,659	01/2011	CSFB	598	0	598
Sell		42	01/2011	CSFB	0	(1)	(1)
Buy	BRL	89,671	03/2011	CITI	751	0	751
Buy		558	09/2011	BOA	19	0	19
Buy		558	09/2011	MSC	18	0	18
Sell	CAD	4,576	02/2011	BNP	0	(108)	(108)
Buy		2,611	02/2011	BOA	47	0	47
Buy		35,679	02/2011	DUB	427	0	427
Sell		4	02/2011	HSBC	0	0	0
Buy		713	02/2011	MSC	14	0	14
Buy		931	02/2011	RBC	22	0	22
Buy	CNY	38,604	04/2011	BCLY	58	0	58
Buy		70,716	04/2011	DUB	252	0	252
Buy		16,934	04/2011	HSBC	25	0	25
Buy		8,619	04/2011	MSC	13	0	13
Buy		10,776	11/2011	BCLY	7	(2)	5
Buy		7,349	11/2011	JPM	0	(6)	(6)
Buy		7,315	11/2011	RBS	2	0	2
Buy		2,263	02/2012	BCLY	0	(2)	(2)
Sell	EUR	383	01/2011	BCLY	0	(10)	(10)
Sell		1,400	01/2011	BNP	0	(27)	(27)
Sell		1,592	01/2011	BOA	0	(33)	(33)
Buy		2,900	01/2011	CITI	0	(72)	(72)
Sell		76,247	01/2011	CITI	3,805	(50)	3,755
Sell		3,105	01/2011	CSFB	5	(12)	(7)
Sell		7,544	01/2011	MSC	137	(83)	54
Sell		882	01/2011	RBC	0	(11)	(11)
Sell		200	01/2011	RBS	0	(1)	(1)
Sell		1,411	01/2011	UBS	0	(25)	(25)
Sell	GBP	7,647	03/2011	BCLY	10	0	10
Sell		7,646	03/2011	DUB	12	0	12
Sell		5,098	03/2011	RBS	26	0	26
Buy	IDR	4,872,290	04/2011	CITI	8	0	8
Buy		3,692,000	04/2011	JPM	7	0	7
Buy		2,751,000	04/2011	MSC	4	0	4
Buy		14,327,687	07/2011	BCLY	17	0	17
Buy		1,984,500	07/2011	BNP	7	0	7
Buy		26,863,200	07/2011	CITI	36	(5)	31
Buy		27,063,650	07/2011	HSBC	60	0	60
Buy		6,262,000	07/2011	JPM	1	0	1
Buy		1,890,000	07/2011	RBS	6	0	6
Buy		12,143,000	10/2011	DUB	0	(1)	(1)
Buy		25,635,450	10/2011	RBS	0	(15)	(15)
Sell	INR	52,000	01/2011	BCLY	0	(19)	(19)
Buy		81,864	01/2011	CITI	29	0	29
Buy		45,680	01/2011	JPM	21	0	21
Sell		76,000	01/2011	JPM	0	(36)	(36)
Buy		45,700	01/2011	MSC	21	0	21
Sell		45,244	01/2011	RBS	0	(13)	(13)
Buy		33,238	03/2011	BCLY	1	0	1
Buy		63,244	03/2011	RBS	14	(1)	13
Buy		52,000	05/2011	BCLY	19	0	19
Buy		23,225	05/2011	BOA	10	0	10
Buy		76,000	05/2011	JPM	36	0	36
Buy	JPY	74,390	01/2011	BCLY	23	0	23
Buy		226,280	01/2011	CITI	68	(1)	67
Buy		455,134	01/2011	CSFB	191	0	191
Sell		7,150,000	01/2011	DUB	0	(649)	(649)
Sell		542,648	01/2011	GSC	0	(237)	(237)
Buy		51,438	01/2011	JPM	10	0	10
Sell		6,910,000	01/2011	JPM	0	(580)	(580)
Buy		131,966	01/2011	MSC	11	0	11
Buy		117,410	01/2011	RBC	45	0	45
Sell		323,005	01/2011	RBC	0	(143)	(143)
Buy		28,899	01/2011	RBS	7	0	7
Sell		646,010	01/2011	RBS	0	(272)	(272)
Buy		241,342	01/2011	UBS	55	0	55
Buy	KRW	461,640	01/2011	CITI	8	0	8
Buy		1,498,162	01/2011	JPM	24	0	24
Sell		11,060,239	01/2011	JPM	0	(198)	(198)
Buy		9,100,437	01/2011	MSC	57	(15)	42
Buy		667,500	05/2011	BCLY	0	(6)	(6)
Buy		569,150	05/2011	BOA	3	0	3
Buy		3,946,220	05/2011	CITI	3	(24)	(21)
Buy		512,850	05/2011	GSC	0	(3)	(3)
Buy		874,000	05/2011	HSBC	6	(3)	3
Buy		15,759,469	05/2011	JPM	255	(14)	241
Buy		2,019,834	05/2011	MSC	0	(15)	(15)
Buy		832,000	05/2011	RBS	0	0	0
Buy		580,750	05/2011	UBS	13	0	13
Buy	MXN	32,524	02/2011	BCLY	112	0	112
Buy		5,033	02/2011	BOA	6	0	6
Buy		114,396	02/2011	CITI	254	(7)	247
Buy		2,547	02/2011	DUB	5	0	5
Buy		16,587	02/2011	JPM	18	(1)	17
Buy		147,019	02/2011	MSC	168	(6)	162
Buy		8,849	02/2011	UBS	14	0	14
Buy	MYR	5,840	02/2011	BCLY	26	0	26
Buy		2,050	02/2011	CITI	8	0	8
Buy		3,600	02/2011	DUB	16	0	16
Buy		1,550	02/2011	HSBC	6	0	6
Buy		4,789	02/2011	JPM	18	0	18
Buy		1,910	02/2011	RBS	7	0	7
Buy	PHP	38,233	02/2011	CITI	13	0	13
Buy		19,093	02/2011	JPM	6	0	6
Buy		8,496	04/2011	BCLY	0	(4)	(4)
Buy		22,000	04/2011	BOA	7	0	7
Buy		23,856	04/2011	CITI	2	(2)	0
Buy		23,902	04/2011	JPM	3	(2)	1
Buy		178,128	06/2011	BCLY	107	0	107
Buy		9,000	06/2011	BOA	0	(1)	(1)
Buy		103,891	06/2011	CITI	12	(19)	(7)
Buy		31,803	06/2011	DUB	5	(1)	4
Buy		14,154	06/2011	HSBC	3	0	3
Buy		107,584	06/2011	JPM	41	(2)	39
Buy		118,323	11/2011	CITI	28	(3)	25
Buy		17,620	11/2011	DUB	6	0	6
Buy		26,352	11/2011	GSC	7	0	7
Buy		52,628	11/2011	JPM	15	(3)	12
Buy	SGD	2,234	01/2011	JPM	40	0	40
Sell		2,234	01/2011	RBS	0	(43)	(43)
Buy		257	02/2011	CITI	0	0	0
Buy		1,828	02/2011	HSBC	24	0	24
Buy		782	02/2011	MSC	9	0	9
Buy		661	03/2011	CITI	15	0	15
Buy		514	03/2011	GSC	1	0	1
Buy		2,884	03/2011	HSBC	47	0	47
Buy		1,033	03/2011	JPM	5	0	5
Buy		264	03/2011	MSC	6	0	6
Buy		386	06/2011	CITI	1	0	1
Buy		2,513	06/2011	DUB	30	0	30
Buy		3,179	06/2011	GSC	27	0	27
Buy		2,140	06/2011	JPM	18	0	18
Buy		2,234	06/2011	RBS	44	0	44
Buy	TRY	2,271	01/2011	BCLY	7	(40)	(33)
Buy		1,522	01/2011	CITI	0	(17)	(17)
Buy		302	01/2011	CSFB	0	(5)	(5)
Buy		5,090	01/2011	HSBC	9	(122)	(113)
Buy		3,887	01/2011	JPM	0	(89)	(89)
Buy		465	01/2011	MSC	1	0	1
Buy		466	01/2011	UBS	1	0	1
Buy	TWD	9,542	01/2011	DUB	21	0	21
Sell		29,250	01/2011	DUB	0	(29)	(29)
Buy		5,843	01/2011	JPM	16	0	16
Buy		8,994	01/2011	MSC	23	0	23
Buy		4,871	01/2011	UBS	14	0	14
Buy		10,743	04/2011	BOA	23	0	23
Buy		36,750	04/2011	DUB	58	0	58
Buy		11,023	04/2011	JPM	22	0	22
Buy	ZAR	3,642	01/2011	BCLY	51	0	51
Buy		55,786	01/2011	HSBC	474	0	474
Buy		7,097	01/2011	JPM	73	0	73
Buy		3,484	01/2011	MSC	27	0	27
Buy		3,485	04/2011	JPM	20	0	20
Buy		2,791	04/2011	MSC	17	0	17
Buy		3,801	09/2011	BCLY	57	0	57
Buy		2,280	09/2011	MSC	34	0	34
Buy		1,520	09/2011	UBS	23	0	23

					$9,481	$(3,089)	$6,392

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$12,426	$997	$13,423
Corporate Bonds & Notes
Banking & Finance	0	834,315	10,943	845,258
Industrials	0	155,999	2,666	158,665
Utilities	0	43,379	0	43,379
Convertible Bonds & Notes
Industrials	0	17,436	0	17,436
Municipal Bonds & Notes
California	0	36,602	0	36,602
Georgia	0	968	0	968
Illinois	0	4,943	0	4,943
Nebraska	0	2,076	0	2,076
Nevada	0	1,859	0	1,859
New York	0	27,308	0	27,308
Ohio	0	2,557	0	2,557
Pennsylvania	0	1,070	0	1,070
Texas	0	44,525	0	44,525
U.S. Government Agencies	0	948,633	548	949,181
U.S. Treasury Obligations	0	191,633	0	191,633
Mortgage-Backed Securities	0	223,016	0	223,016
Asset-Backed Securities	0	17,015	34,035	51,050
Sovereign Issues	0	116,613	0	116,613
Convertible Preferred Securities
Banking & Finance	49,125	0	0	49,125
Consumer Discretionary	0	2,119	0	2,119
Preferred Securities
Banking & Finance	0	5,601	8,131	13,732
Communications	0	135	0	135
Short-Term Instruments
Certificates of Deposit	0	32,629	0	32,629
Corporate Bonds & Notes	0	0	4,484	4,484
Repurchase Agreements	0	20,504	0	20,504
Japan Treasury Bills	0	173,164	0	173,164
U.S. Treasury Bills	0	8,830	0	8,830
PIMCO Short-Term Floating NAV Portfolio	506,331	0	0	506,331
	$555,456	$2,925,355	$61,804	$3,542,615
Short Sales, at value	$0	$(21,966)	$0	$(21,966)
Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,829	0	4,829
Foreign Exchange Contracts	0	9,481	0	9,481
Interest Rate Contracts	1,172	5,791	0	6,963
	$1,172	$20,101	$0	$21,273
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(205)	0	(205)
Foreign Exchange Contracts	0	(3,090)	0	(3,090)
Interest Rate Contracts	(4,672)	(13,245)	(2,703)	(20,620)

	$(4,672)	$(16,540)	$(2,703)	$(23,915)

Totals	$551,956	$2,906,950	$59,101	$3,518,007

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Bank Loan Obligations	$0	$1,000	$0	$0	$0	$(3)	$0	$0	$997	$(3)
Corporate Bonds & Notes
Banking & Finance	0	10,248	(14)	(2)	(1)	(407)	1,119	0	10,943	(407)
Industrials	0	2,659	0	1	0	6	0	0	2,666	6
U.S. Government Agencies	578	0	(27)	(1)	0	(2)	0	0	548	(2)
Asset-Backed Securities	9,098	24,791	0	80	0	66	0	0	34,035	66
Preferred Securities
Banking & Finance	8,680	0	0	0	0	(549)	0	0	8,131	(549)
Short-Term Instruments
Corporate Bonds & Notes	0	4,484	0	2	0	(2)	0	0	4,484	(2)

	$18,356	$43,182	$(41)	$80	$(1)	$(891)	$1,119	$0	$61,804	$(891)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(55)	0	0	0	73	(18)	0	0	0	0
Interest Rate Contracts	(70)	0	(1,785)	0	0	(848)	0	0	(2,703)	(848)

	$(125)	$0	$(1,785)	$0	$73	$(866)	$0	$0	$(2,703)	$(848)

Totals	$18,231	$43,182	$(1,826)	$80	$72	$(1,757)	$1,119	$0	$59,101	$(1,739)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Unconstrained Bond Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 1.2%
American General Finance Corp.
7.250% due 04/21/2015		$29,400	$29,850
CIT Group, Inc.
6.250% due 08/11/2015		1,907	1,947
Ford Motor Co.
3.020% due 12/15/2013		22,513	22,453
3.040% due 12/15/2013		9,044	9,021
Goodman Global, Inc.
5.750% due 10/28/2016		4,988	5,021
Graham Packaging Co. LP
6.000% due 09/23/2016		2,000	2,026
HCA, Inc.
2.553% due 11/17/2013		11,448	11,351
Intelsat Ltd.
5.250% due 04/03/2018		36,000	36,398
International Lease Finance Corp.
6.750% due 03/17/2015		5,500	5,603
7.000% due 03/17/2016		14,700	14,976
NRG Energy, Inc.
2.053% due 02/01/2013		2,800	2,788
Reynolds Group Holdings Ltd.
6.500% due 05/05/2016		17,800	17,998
Vodafone Group PLC
6.875% due 08/11/2015		16,000	15,788

Total Bank Loan Obligations (Cost $171,766)			175,220

CORPORATE BONDS & NOTES 22.8%
BANKING & FINANCE 14.2%
Aflac, Inc.
3.450% due 08/15/2015		6,000	6,102
Ally Financial, Inc.
5.375% due 06/06/2011		4,000	4,045
6.625% due 05/15/2012		500	516
6.875% due 09/15/2011		2,600	2,684
8.000% due 03/15/2020		1,200	1,314
American Express Bank FSB
5.500% due 04/16/2013		11,000	11,862
6.000% due 09/13/2017		1,600	1,786
American Express Centurion Bank
6.000% due 09/13/2017		200	223
American Express Co.
7.000% due 03/19/2018		13,400	15,631
7.250% due 05/20/2014		1,000	1,140
American General Finance Corp.
4.000% due 03/15/2011		7,972	7,952
4.125% due 11/29/2013	EUR	4,300	4,833
5.625% due 08/17/2011		$1,800	1,780
5.750% due 09/15/2016		4,300	3,354
6.900% due 12/15/2017		300	244
American International Group, Inc.
4.000% due 09/20/2011	EUR	4,700	6,285
4.250% due 05/15/2013		$4,500	4,667
4.950% due 03/20/2012		500	517
5.375% due 10/18/2011		15,675	16,196
5.600% due 10/18/2016		1,500	1,553
5.750% due 03/15/2067	GBP	300	372
5.850% due 01/16/2018		$300	310
6.250% due 05/01/2036		6,100	5,891
8.000% due 05/22/2068	EUR	900	1,167
8.250% due 08/15/2018		$25,880	29,902
8.625% due 05/22/2068	GBP	200	309
BAC Capital Trust VII
5.250% due 08/10/2035		3,000	3,181
Banco Santander Chile
2.875% due 11/13/2012		$43,900	44,150
Bank of America Corp.
0.549% due 10/14/2016		1,700	1,510
4.500% due 04/01/2015		5,000	5,087
5.375% due 09/11/2012		7,000	7,355
5.650% due 05/01/2018		42,500	43,490
5.750% due 12/01/2017		2,250	2,345
5.875% due 01/05/2021		30,500	31,615
6.000% due 09/01/2017		285	299
7.375% due 05/15/2014		19,100	21,247
7.625% due 06/01/2019		11,200	12,917
Bank of America N.A.
6.000% due 06/15/2016		200	210
Barclays Bank PLC
5.125% due 01/08/2020		5,000	5,115
5.450% due 09/12/2012		800	858
5.926% due 09/29/2049		5,000	4,500
6.050% due 12/04/2017		36,362	37,353
6.750% due 05/22/2019		600	679
7.434% due 09/29/2049		1,200	1,185
7.700% due 04/29/2049		1,919	1,875
10.179% due 06/12/2021		17,380	21,679
14.000% due 11/29/2049	GBP	1,130	2,123
Barnett Capital III
0.912% due 02/01/2027		$700	496
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,200	28,769
7.250% due 02/01/2018		52,900	62,779
BNP Paribas
5.186% due 06/29/2049		4,200	3,854
BPCE S.A.
2.375% due 10/04/2013		2,500	2,494
6.117% due 10/29/2049	EUR	100	104
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		$76,900	78,315
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,900	11,243
Capital One Capital VI
8.875% due 05/15/2040		9,700	10,173
Capital One Financial Corp.
6.750% due 09/15/2017		100	115
CIT Group, Inc.
7.000% due 05/01/2013		24,440	24,990
7.000% due 05/01/2014		18,613	18,845
7.000% due 05/01/2015		3,213	3,229
7.000% due 05/01/2016		12,855	12,935
7.000% due 05/01/2017		26,351	26,483
CitiFinancial, Inc.
6.625% due 06/01/2015		100	109
Citigroup, Inc.
0.828% due 01/16/2012	GBP	1,300	1,993
1.174% due 06/28/2013	EUR	100	127
2.286% due 08/13/2013		$16,300	16,588
5.300% due 10/17/2012		500	530
5.500% due 04/11/2013		100	107
6.000% due 08/15/2017		7,000	7,603
6.125% due 11/21/2017		8,790	9,646
6.125% due 05/15/2018		5,900	6,473
8.500% due 05/22/2019		1,920	2,387
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		300	389
Countrywide Financial Corp.
5.800% due 06/07/2012		23,700	24,943
Credit Suisse
6.000% due 02/15/2018		100	107
Credit Suisse AG
5.400% due 01/14/2020		15,600	15,960
Dexia Credit Local S.A.
1.294% due 02/19/2013	EUR	4,000	5,337
FCE Bank PLC
7.875% due 02/15/2011	GBP	7,500	11,781
Ford Motor Credit Co. LLC
3.039% due 01/13/2012		$3,000	3,030
5.625% due 09/15/2015		600	622
6.625% due 08/15/2017		62,400	65,670
7.000% due 10/01/2013		5,825	6,249
7.500% due 08/01/2012		11,440	12,168
7.800% due 06/01/2012		49,934	53,104
8.700% due 10/01/2014		1,000	1,127
9.875% due 08/10/2011		20,100	20,926
Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	3,700	4,948
Gazprom Via White Nights Finance BV
10.500% due 03/25/2014		$4,000	4,786
General Electric Capital Corp.
6.375% due 11/15/2067		800	795
Goldman Sachs Group, Inc.
1.347% due 02/04/2013	EUR	100	130
1.350% due 11/15/2014		100	125
4.750% due 01/28/2014		30	41
5.375% due 02/15/2013		19,900	27,934
5.375% due 03/15/2020		$33,200	34,370
5.750% due 10/01/2016		200	218
5.950% due 01/18/2018		500	543
6.150% due 04/01/2018		5,100	5,624
6.250% due 09/01/2017		700	774
7.500% due 02/15/2019		20,500	23,940
HSBC Bank PLC
3.875% due 11/09/2011	EUR	3,800	5,181
HSBC Bank USA N.A.
4.875% due 08/24/2020		$2,000	1,992
HSBC Finance Capital Trust IX
5.911% due 11/30/2035		500	465
HSBC Finance Corp.
0.539% due 01/15/2014		1,800	1,729
0.726% due 06/01/2016		2,100	1,936
6.676% due 01/15/2021		55,200	55,869
HSBC Holdings PLC
6.500% due 05/02/2036		2,300	2,409
HSBC USA Capital Trust I
7.808% due 12/15/2026		1,000	1,028
International Lease Finance Corp.
0.633% due 07/01/2011		600	590
5.000% due 09/15/2012		3,300	3,337
5.300% due 05/01/2012		3,800	3,862
5.400% due 02/15/2012		200	203
5.450% due 03/24/2011		2,300	2,317
5.750% due 06/15/2011		3,550	3,585
5.875% due 05/01/2013		2,329	2,367
6.500% due 09/01/2014		78,200	83,283
6.625% due 11/15/2013		4,700	4,823
6.750% due 09/01/2016		70,400	75,504
JPMorgan Chase & Co.
4.250% due 10/15/2020		9,200	9,003
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,760
JPMorgan Chase Capital XX
6.550% due 09/15/2066		$3,600	3,633
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		1,206	1,205
KeyCorp
6.500% due 05/14/2013		1,000	1,086

LBG Capital No.1 PLC
7.867% due 12/17/2019	GBP	850	1,159
7.875% due 11/01/2020		$560	512
8.500% due 12/29/2049		3,600	3,184
LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	8,750	9,529
9.334% due 02/07/2020	GBP	2,200	3,276
15.000% due 12/21/2019	EUR	1,100	1,918
Lloyds TSB Bank PLC
1.179% due 06/09/2011		3,500	4,680
4.375% due 01/12/2015		$1,100	1,101
4.385% due 05/29/2049	EUR	600	533
6.500% due 03/24/2020		10,000	12,316
12.000% due 12/29/2049		$57,000	62,289
Macquarie Bank Ltd.
4.100% due 12/17/2013		11,800	12,675
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		2,000	2,155
Merrill Lynch & Co., Inc.
1.328% due 05/30/2014	EUR	300	376
1.335% due 08/25/2014		1,300	1,610
1.764% due 09/27/2012		4,200	5,444
5.000% due 02/03/2014		$5,000	5,178
5.000% due 01/15/2015		13,886	14,472
5.450% due 07/15/2014		4,500	4,735
6.050% due 08/15/2012		7,100	7,521
6.400% due 08/28/2017		6,950	7,358
6.875% due 04/25/2018		41,700	45,701
Morgan Stanley
5.370% due 03/01/2013	AUD	3,900	3,856
5.500% due 01/26/2020		$9,000	9,088
5.500% due 07/24/2020		1,300	1,316
5.750% due 10/18/2016		500	534
5.950% due 12/28/2017		500	530
6.000% due 04/28/2015		5,900	6,396
6.600% due 04/01/2012		1,000	1,066
6.625% due 04/01/2018		1,900	2,064
7.300% due 05/13/2019		1,000	1,127
MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049	EUR	1,093	1,347
MUFG Capital Finance 4 Ltd.
5.271% due 01/29/2049		1,211	1,505
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	254	370
Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	103
Nile Finance Ltd.
5.250% due 08/05/2015		1,700	1,755
Qatari Diar Finance QSC
5.000% due 07/21/2020		52,500	52,447
Rabobank Capital Funding Trust II
5.260% due 12/29/2049		300	301
Rabobank Capital Funding Trust III
5.254% due 12/29/2049		3,200	3,136
RBS Capital Trust A
6.467% due 12/29/2049	EUR	1,150	1,060
RBS Capital Trust III
5.512% due 09/29/2049		$2,000	1,335
Resona Bank Ltd.
5.850% due 09/29/2049		600	600
Royal Bank of Scotland Group PLC
4.500% due 01/28/2016	EUR	3,800	4,405
4.625% due 09/22/2021		1,600	1,755
4.875% due 03/16/2015		$18,400	18,840
5.500% due 03/23/2020	EUR	350	445
5.625% due 08/24/2020		$45,400	45,220
6.400% due 10/21/2019		52,650	53,073
6.666% due 04/29/2049	CAD	5,200	3,922
6.990% due 10/29/2049		$20,945	16,232
7.387% due 12/29/2049	GBP	939	1,354
7.640% due 03/29/2049		$8,600	5,762
7.648% due 08/29/2049		2,125	1,788
Royal Bank Of Scotland NV
1.002% due 03/09/2015		4,500	3,731
RZD Capital Ltd.
5.739% due 04/03/2017		24,000	25,031
Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		1,000	1,026
SLM Corp.
0.518% due 10/25/2011		600	592
0.588% due 01/27/2014		21,200	19,109
1.379% due 04/26/2011	EUR	900	1,200
3.125% due 09/17/2012		2,300	2,999
8.450% due 06/15/2018		$8,430	8,774
Societe Generale
4.196% due 01/29/2049	EUR	100	108
5.922% due 04/29/2049		$200	177
Stone Street Trust
5.902% due 12/15/2015		29,800	30,930
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		16,720	19,629
TNK-BP Finance S.A.
6.250% due 02/02/2015		4,500	4,798
6.625% due 03/20/2017		6,200	6,603
7.875% due 03/13/2018		2,300	2,619
UBS AG
4.280% due 04/29/2049	EUR	3,100	3,521
4.875% due 08/04/2020		$71,200	72,572
5.750% due 04/25/2018		13,600	14,802
5.875% due 12/20/2017		1,900	2,093
UBS Preferred Funding Trust V
6.243% due 05/29/2049		5,500	5,335
Wachovia Bank N.A.
0.632% due 03/15/2016		8,100	7,598
Waha Aerospace BV
3.925% due 07/28/2020		51,100	51,622
Wells Fargo Bank N.A.
0.494% due 05/16/2016		500	463
4.750% due 02/09/2015		1,000	1,062
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049	EUR	1,200	1,863

			2,042,314

INDUSTRIALS 7.4%
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		$3,500	3,570
Alcoa, Inc.
5.870% due 02/23/2022		1,700	1,692
6.150% due 08/15/2020		6,800	6,995
Altria Group, Inc.
4.125% due 09/11/2015		600	628
9.700% due 11/10/2018		9,100	12,022
America Movil SAB de C.V.
6.125% due 03/30/2040		31,000	33,030
American Airlines Pass-Through Trust
10.375% due 01/02/2021		2,959	3,491
American Airlines, Inc.
10.500% due 10/15/2012		17,810	19,613
AmeriGas Partners LP
7.125% due 05/20/2016		700	728
Anadarko Petroleum Corp.
6.450% due 09/15/2036		16,000	16,008
Avnet, Inc.
6.625% due 09/15/2016		1,600	1,770
Black & Decker Corp.
8.950% due 04/15/2014		4,600	5,473
Boston Scientific Corp.
4.250% due 01/12/2011		4,545	4,547
6.000% due 01/15/2020		5,000	5,221
Burlington Northern Santa Fe LLC
8.125% due 04/15/2020		1,000	1,267
CBS Corp.
8.875% due 05/15/2019		5,000	6,300
Centex Corp.
5.700% due 05/15/2014		1,000	1,020
6.500% due 05/01/2016		4,500	4,612
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,089
Codelco, Inc.
5.625% due 09/21/2035		3,000	3,073
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		485	513
Continental Airlines, Inc.
6.750% due 09/15/2015		5,200	5,382
Con-way, Inc.
7.250% due 01/15/2018		2,500	2,701
CSC Holdings LLC
7.625% due 04/01/2011		4,055	4,116
CVS Caremark Corp.
6.302% due 06/01/2062		1,500	1,446
CVS Pass-Through Trust
7.507% due 01/10/2032		42,815	48,785
Daimler Finance North America LLC
5.750% due 09/08/2011		36,441	37,660
5.875% due 03/15/2011		35,650	36,013
6.500% due 11/15/2013		5,000	5,664
7.300% due 01/15/2012		4,150	4,410
7.750% due 01/18/2011		29,718	29,786
8.500% due 01/18/2031		2,000	2,680
Delta Air Lines Pass Through Trust
4.950% due 05/23/2019		5,500	5,521
Deluxe Corp.
5.125% due 10/01/2014		6,900	6,848
Dow Chemical Co.
6.125% due 02/01/2011		1,000	1,003
9.400% due 05/15/2039		2,000	2,912
DR Horton, Inc.
5.625% due 01/15/2016		2,500	2,488
El Paso Corp.
7.000% due 05/15/2011		250	256
7.800% due 08/01/2031		100	100
Gazprom International S.A.
7.201% due 02/01/2020		1,160	1,238
Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016		8,510	9,033
6.510% due 03/07/2022		28,850	29,532
7.343% due 04/11/2013		500	545
8.146% due 04/11/2018		12,000	13,922
9.250% due 04/23/2019		10,000	12,338
General Electric Co.
5.250% due 12/06/2017		5,000	5,408
Georgia-Pacific LLC
8.125% due 05/15/2011		15,063	15,628
Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	2,200	2,332
Harvest Operations Corp.
6.875% due 10/01/2017		$6,750	6,986

HCA, Inc.
5.750% due 03/15/2014		5,000	4,950
7.875% due 02/15/2020		17,600	18,920
9.250% due 11/15/2016		8,764	9,372
9.625% due 11/15/2016 (d)		15,600	16,750
Hyatt Hotels Corp.
6.875% due 08/15/2019		4,500	4,928
Intelsat Jackson Holdings S.A.
8.500% due 11/01/2019		15,000	16,388
9.500% due 06/15/2016		13,000	13,780
International Business Machines Corp.
0.868% due 07/28/2011		100	100
JC Penney Corp., Inc.
9.000% due 08/01/2012		3,531	3,840
KB Home
5.875% due 01/15/2015		1,200	1,176
7.250% due 06/15/2018		1,300	1,242
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		25,000	26,007
Kraft Foods, Inc.
5.625% due 11/01/2011		13	14
Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013		8,800	9,372
5.900% due 12/01/2016		7,600	8,151
Masco Corp.
4.800% due 06/15/2015		3,000	2,957
5.850% due 03/15/2017		2,500	2,495
6.125% due 10/03/2016		5,000	5,116
McKesson Corp.
7.500% due 02/15/2019		5,000	6,083
MGM Resorts International
9.000% due 03/15/2020		14,600	16,133
11.125% due 11/15/2017		5,000	5,775
13.000% due 11/15/2013		5,000	5,938
Nabors Industries, Inc.
6.150% due 02/15/2018		2,500	2,672
New Albertson’s, Inc.
7.500% due 02/15/2011		4,600	4,629
New York Times Co.
5.000% due 03/15/2015		2,000	1,956
Newell Rubbermaid, Inc.
4.700% due 08/15/2020		3,400	3,379
Noble Group Ltd.
6.625% due 08/05/2020		500	525
Office Depot, Inc.
6.250% due 08/15/2013		8,557	8,600
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		5,000	5,213
Pactiv Corp.
8.125% due 06/15/2017		5,000	4,856
Pearson Dollar Finance PLC
6.250% due 05/06/2018		6,000	6,678
Pemex Project Funding Master Trust
5.750% due 03/01/2018		9,700	10,420
Petrobras International Finance Co.
7.875% due 03/15/2019		10,600	12,584
Petroleos Mexicanos
5.500% due 01/21/2021		50,100	50,977
Reynolds American, Inc.
1.002% due 06/15/2011		400	401
6.750% due 06/15/2017		2,500	2,798
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		13,000	13,292
Rohm and Haas Co.
6.000% due 09/15/2017		1,000	1,096
RPM International, Inc.
6.500% due 02/15/2018		4,000	4,277
RR Donnelley & Sons Co.
6.125% due 01/15/2017		5,000	5,118
Ryland Group, Inc.
5.375% due 01/15/2015		4,800	4,860
Shell International Finance BV
3.100% due 06/28/2015		57,800	59,420
Staples, Inc.
9.750% due 01/15/2014		6,000	7,276
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013		2,000	2,150
7.875% due 05/01/2012		2,100	2,247
Steel Dynamics, Inc.
7.375% due 11/01/2012		11,295	11,973
Talisman Energy, Inc.
7.750% due 06/01/2019		4,000	4,946
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,400	1,538
Tennessee Gas Pipeline Co.
8.000% due 02/01/2016		2,500	2,914
Time Warner Cable, Inc.
5.000% due 02/01/2020		10,000	10,310
Toll Brothers Finance Corp.
8.910% due 10/15/2017		1,700	2,008
Transocean, Inc.
6.500% due 11/15/2020		51,300	54,566
UAL Pass-Through Trust
10.400% due 05/01/2018		19,453	22,468
United Airlines, Inc.
1.000% due 05/07/2024 (a)(q)		300	70
Urbi Desarrollos Urbanos, S.A.B. de C.V.
9.500% due 01/21/2020		500	574
Volvo Treasury AB
5.950% due 04/01/2015		25,000	27,180
VW Credit, Inc.
5.125% due 05/19/2011	EUR	5,000	6,766
Weyerhaeuser Co.
6.750% due 03/15/2012		$1,080	1,141
7.375% due 10/01/2019		25,136	27,505
7.375% due 03/15/2032		1,200	1,216
Whirlpool Corp.
8.600% due 05/01/2014		5,000	5,770
WM Wrigley Jr. Co.
2.450% due 06/28/2012		18,000	18,134
Wynn Las Vegas LLC
7.750% due 08/15/2020		28,050	30,504
7.875% due 11/01/2017		5,500	5,954

			1,057,843

UTILITIES 1.2%
BP Capital Markets PLC
0.442% due 04/11/2011		20,700	20,710
1.302% due 03/17/2011		1,700	1,703
2.375% due 12/14/2011		3,580	3,614
2.750% due 06/14/2011	CHF	4,100	4,419
2.750% due 02/27/2012		$3,890	3,938
3.125% due 03/10/2012		4,850	4,961
3.125% due 10/01/2015		19,600	19,608
3.625% due 05/08/2014		4,900	5,055
3.750% due 06/17/2013		1,060	1,097
4.500% due 10/01/2020		36,000	35,983
4.750% due 03/10/2019		3,480	3,594
British Telecommunications PLC
5.950% due 01/15/2018		800	877
Dominion Resources, Inc.
7.500% due 06/30/2066		5,000	5,231
Duke Energy Corp.
3.950% due 09/15/2014		300	315
El Paso Performance-Linked Trust
7.750% due 07/15/2011		2,000	2,057
Embarq Corp.
6.738% due 06/01/2013		600	652
7.082% due 06/01/2016		10,300	11,404
Enel Finance International S.A.
3.875% due 10/07/2014		8,800	8,956
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		5,000	4,793
Korea Electric Power Corp.
3.000% due 10/05/2015		1,000	977
Midwest Generation LLC
8.560% due 01/02/2016		2,659	2,685
Qwest Corp.
7.625% due 06/15/2015		7,200	8,154
7.875% due 09/01/2011		1,925	1,988
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		4,200	4,527
Sempra Energy
6.500% due 06/01/2016		7,000	8,136
Sprint Capital Corp.
7.625% due 01/30/2011		2,570	2,580
8.375% due 03/15/2012		1,000	1,062
Sprint Nextel Corp.
8.375% due 08/15/2017 (l)		6,300	6,788

			175,864

Total Corporate Bonds & Notes (Cost $3,125,036)			3,276,021

CONVERTIBLE BONDS & NOTES 0.3%
BANKING & FINANCE 0.0%
ProLogis
2.250% due 04/01/2037		2,000	1,995

INDUSTRIALS 0.3%
Amgen, Inc.
0.000% due 03/01/2032		6,900	5,330
0.125% due 02/01/2011		31,500	31,618
Transocean, Inc.
1.500% due 12/15/2037		5,500	5,445

			42,393

Total Convertible Bonds & Notes (Cost $43,829)			44,388

MUNICIPAL BONDS & NOTES 5.1%
ARIZONA 0.0%
University of Arizona Revenue Bonds, Series 2010
6.423% due 08/01/2035		3,000	3,026

CALIFORNIA 2.8%
Alameda County, California Oakland Unified School District General Obligation Bonds, Series 2009
9.500% due 08/01/2034		13,100	14,259
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028		900	779
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032		1,800	1,640
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2038		400	359

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	33,200	35,471
7.300% due 10/01/2039	10,000	10,081
7.500% due 04/01/2034	3,900	4,039
7.550% due 04/01/2039	15,400	15,987
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	74,500	77,655
7.950% due 03/01/2036	57,105	58,625
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,800	25,442
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	3,000	2,983
California State Public Works Board Revenue Bonds, Series 2010
7.004% due 03/01/2035	5,000	5,007
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	3,500	2,400
5.750% due 06/01/2047	525	354
Irvine, California Ranch Water District General Obligation Bonds, Series 2010
6.622% due 05/01/2040	19,000	19,072
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.618% due 08/01/2040	5,000	4,908
Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.750% due 08/01/2049	12,000	12,396
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.716% due 07/01/2039	25,000	22,787
6.166% due 07/01/2040	13,500	12,760
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	3,300	2,934
Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.750% due 07/01/2034	14,000	13,090
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,500	5,338
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.713% due 06/01/2039	9,000	8,409
5.813% due 06/01/2040	6,000	5,575
Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	2,100	2,150
San Diego County, California Water Authority Certificates of Participation Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2028	2,200	2,160
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	100	95
San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2010
5.500% due 11/01/2025	700	689
Santa Clara County, California Financing Authority Revenue Bonds, Series 2008
5.250% due 05/15/2036	10,000	9,646
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	5,085	4,754
Southern California State Metropolitan Water District Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 10/01/2036	85	85
University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	10,300	10,079
University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	785	762
University of California Revenue Bonds, Series 2010
5.946% due 05/15/2045	7,000	6,401

		399,171

COLORADO 0.2%
Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	200	189
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	19,300	19,057
Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,605	1,844

		21,090

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	158

FLORIDA 0.1%
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	300	282
Orlando, Florida Utilities Commission Revenue Bonds, Series 2010
5.250% due 10/01/2022	3,240	3,721
Seminole County, Florida Revenue Bonds, Series 2010
6.443% due 10/01/2040	7,000	7,051

		11,054

GEORGIA 0.1%
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	15,000	14,523

ILLINOIS 0.3%
Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	1,400	1,405
Chicago, Illinois General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2032	500	440
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	21,600	21,423
Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
4.750% due 12/01/2028	10,000	9,988
Illinois State Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
3.013% due 01/01/2019	350	331
Illinois State General Obligation Bonds, Series 2004
5.000% due 03/01/2034	900	785
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	9,600	9,649
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 12/15/2028	300	303
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2020	2,000	2,145

		46,469

INDIANA 0.0%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
5.966% due 01/15/2030	6,300	6,471

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2001
5.300% due 06/01/2025	375	386

LOUISIANA 0.0%
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	290	278

MASSACHUSETTS 0.1%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
1.703% due 07/01/2020	450	405
Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
7.710% due 08/01/2032	125	125
University of Massachusetts Building Authority Revenue Bonds, Series 2009
6.573% due 05/01/2039	7,000	6,993

		7,523

MICHIGAN 0.0%
Detroit, Michigan General Obligation Bonds, (AMBAC Insured), Series 2005
5.150% due 04/01/2025	430	293

MINNESOTA 0.1%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	8,800	8,734

NEVADA 0.1%
Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2027	6,995	7,077
5.000% due 06/01/2038	1,500	1,448

		8,525

NEW YORK 0.6%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	730	575

New York City, New York General Obligation Bonds, Series 2010
5.237% due 12/01/2021	4,355	4,357
5.487% due 12/01/2022	8,170	8,210
5.687% due 12/01/2023	6,470	6,503
5.887% due 12/01/2024	3,845	3,876
6.246% due 06/01/2035	7,300	7,153
New York City, New York General Obligation Notes, Series 2010
3.947% due 10/01/2019	9,350	8,659
4.047% due 10/01/2020	8,300	7,647
4.787% due 12/01/2018	4,525	4,503
4.937% due 12/01/2019	3,075	3,061
5.037% due 12/01/2020	3,075	3,065
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
4.725% due 11/01/2023	5,310	5,009
4.905% due 11/01/2024	300	283
5.075% due 11/01/2025	1,500	1,411
5.808% due 08/01/2030	5,000	4,851
New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	2,995	2,547
5.750% due 06/01/2043	6,100	4,931
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	2,000	1,938
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.210% due 06/15/2031	100	106
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
7.134% due 11/15/2030	8,000	8,109
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	400	420
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.500% due 06/01/2014	130	130

		87,344

NORTH CAROLINA 0.0%
North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	3,300	3,188

OHIO 0.2%
Cincinnati, Ohio City School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 12/01/2018	3,680	4,256
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.449% due 02/15/2044	4,400	4,293
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
5.939% due 02/15/2047	8,000	7,284
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	200	145
5.875% due 06/01/2047	16,325	10,765
6.500% due 06/01/2047	9,295	6,743
Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	150	153

		33,639

PENNSYLVANIA 0.0%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2010
5.401% due 06/15/2022	3,500	3,491
5.501% due 06/15/2023	3,500	3,497

		6,988

PUERTO RICO 0.0%
Puerto Rico Children’s Trust Fund Revenue Bonds, Series 2002
5.500% due 05/15/2039	1,700	1,442
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	200	10

		1,452

TEXAS 0.3%
Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Bonds, (NPFGC/FGIC Insured), Series 2000
6.125% due 11/01/2035	1,080	1,080
Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	4,550	4,944
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,429
Texas A&M University Revenue Bonds, Series 2009
5.000% due 05/15/2020	2,865	3,255
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	11,300	10,889
Texas State General Obligation Bonds, Series 2010
4.273% due 04/01/2026	11,500	10,489
Texas State General Obligation Notes, Series 2010
3.203% due 04/01/2019	9,500	9,063
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.253% due 02/15/2031	100	111
Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.200% due 02/01/2027	100	112
8.284% due 10/01/2031	170	190
Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	1,200	1,190

		45,752

UTAH 0.1%
Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041	9,250	8,818

VIRGINIA 0.0%
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (g)	1,000	563

WASHINGTON 0.1%
Seattle, Washington General Obligation Bonds, Series 2007
5.000% due 10/01/2019	1,000	1,121
Tacoma, Washington Revenue Bonds, Series 2010
5.966% due 01/01/2035	11,000	10,845

		11,966

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,800	4,029

Total Municipal Bonds & Notes (Cost $741,619)		731,440

U.S. GOVERNMENT AGENCIES 46.9%
Fannie Mae
0.000% due 03/25/2019 (c)	1	1
0.321% due 12/25/2036 - 07/25/2037	725	716
0.361% due 01/25/2021	70	70
0.381% due 03/25/2034	257	255
0.391% due 03/25/2036	190	177
0.411% due 08/25/2034	92	88
0.461% due 10/27/2037	400	399
0.561% due 12/25/2028	18	18
0.611% due 09/25/2042	115	115
0.711% due 10/18/2030	11	11
1.161% due 04/25/2032	8	8
1.530% due 03/01/2044 - 09/01/2044	606	611
1.625% due 11/25/2023	121	123
2.138% due 12/01/2034	140	145
2.145% due 12/01/2034	279	286
2.440% due 01/01/2036	356	371
2.486% due 09/01/2039	36	37
2.487% due 12/01/2035	17	18
2.503% due 03/01/2036	518	541
2.526% due 08/01/2029	26	28
2.560% due 09/01/2031	27	29
2.603% due 05/01/2035	511	533
2.688% due 11/01/2034	1,014	1,063
2.717% due 02/01/2036	141	147
2.776% due 09/01/2035	1,572	1,647
3.022% due 06/01/2035	361	380
3.500% due 11/01/2025 - 02/01/2041	346,129	333,087
3.574% due 05/01/2036	61	62
4.000% due 10/01/2013 - 02/01/2041	3,613,296	3,645,500
4.378% due 08/01/2028	13	13
4.472% due 03/01/2027	3	3
4.500% due 07/01/2022 - 01/01/2041	206,403	212,605
4.617% due 12/01/2036	112	117
5.000% due 01/01/2026 - 01/01/2041	557,765	589,704
5.500% due 03/01/2032 - 07/01/2040	105,092	112,567
5.610% due 01/25/2032	190	190
5.750% due 02/25/2033	289	275
6.000% due 04/25/2043 - 07/25/2044	342	378
6.473% due 10/25/2031	129	132
6.589% due 10/25/2031	602	634
7.500% due 12/25/2019 - 09/25/2022	685	781
8.500% due 10/25/2019	16	18
9.000% due 12/25/2019	59	69
Farmer Mac
7.863% due 04/25/2011	356	355
Federal Housing Administration
7.430% due 07/01/2018 - 07/01/2024	184	183

Freddie Mac
0.460% due 10/15/2020	39	39
0.610% due 12/15/2029	172	173
0.760% due 01/15/2032	33	33
1.262% due 10/15/2020	4	4
1.542% due 10/25/2044	630	617
1.742% due 07/25/2044	3,474	3,408
2.703% due 03/01/2036	431	451
2.911% due 08/01/2035	74	78
3.004% due 09/01/2035	21	22
3.682% due 05/01/2025	8	8
4.000% due 06/01/2039 - 01/01/2041	104,575	103,844
4.500% due 10/15/2019 - 01/01/2041	348,006	356,743
5.000% due 04/15/2018 - 04/01/2030	39,669	41,641
5.500% due 10/01/2038 - 05/01/2039	1,084,188	1,156,905
6.500% due 10/25/2043	172	198
6.555% due 09/25/2029	436	463
7.000% due 06/15/2013	50	53
7.002% due 11/25/2030	174	181
7.500% due 08/15/2030	56	64
8.077% due 12/25/2030	184	201
Ginnie Mae
0.561% due 05/20/2037	5,655	5,645
0.761% due 04/16/2032	28	28
0.811% due 12/16/2025	117	117
2.625% due 09/20/2023 - 07/20/2030	125	128
3.125% due 10/20/2027 - 10/20/2029	88	90
3.375% due 06/20/2021 - 04/20/2030	402	415
3.500% due 04/15/2039 - 05/15/2039	6,839	6,597
4.000% due 02/01/2041	97,000	97,318
4.500% due 08/15/2033	30	31
5.500% due 10/15/2034 - 06/20/2035	1,362	1,432
6.000% due 06/20/2038	631	682
7.500% due 08/20/2029	139	161
8.000% due 03/20/2030	36	42
8.500% due 04/20/2030 - 03/20/2031	5	5
Overseas Private Investment Corp.
0.000% due 09/20/2013 - 05/02/2016	29,330	32,191
Residual Funding Strip
0.000% due 10/15/2019	12,600	9,365
Small Business Administration
4.760% due 09/01/2025	295	314
4.875% due 09/10/2013	147	154
5.600% due 09/01/2028	754	815
6.220% due 12/01/2028	823	906
7.190% due 12/01/2019	271	300
7.200% due 10/01/2019	1,003	1,111
Tennessee Valley Authority
0.000% due 04/15/2042 (g)	2,000	2,074
5.250% due 09/15/2039	5,000	5,306

Total U.S. Government Agencies (Cost $6,746,889)		6,734,843

U.S. TREASURY OBLIGATIONS 23.2%
Treasury Inflation Protected Securities (h)
1.250% due 07/15/2020 (j)(m)	496,326	508,889
2.125% due 02/15/2040	31,369	33,325
U.S. Treasury Bonds
3.875% due 08/15/2040	5,000	4,606
4.250% due 05/15/2039	60	59
4.375% due 02/15/2038	3,100	3,133
4.375% due 11/15/2039 (m)	20,200	20,310
4.625% due 02/15/2040	600	629
5.500% due 08/15/2028	230,900	272,101
6.125% due 11/15/2027	291,500	366,242
6.250% due 08/15/2023	15,000	18,855
7.125% due 02/15/2023	66,000	88,657
7.250% due 08/15/2022 (m)	294,300	397,903
7.500% due 11/15/2024	6,800	9,528
7.625% due 11/15/2022	33,000	45,927
7.625% due 02/15/2025	17,400	24,678
7.875% due 02/15/2021	121,900	170,069
8.000% due 11/15/2021	85,100	120,377
8.125% due 05/15/2021	33,000	46,850
8.125% due 08/15/2021	35,400	50,417
U.S. Treasury Notes
1.250% due 10/31/2015 (j)	62,900	60,885
2.125% due 12/31/2015	45,700	45,950
2.250% due 11/30/2017	12,200	11,865
2.375% due 08/31/2014	300	311
2.375% due 07/31/2017	25,600	25,268
2.625% due 04/30/2016	57,700	59,075
2.625% due 08/15/2020	33,000	31,291
2.750% due 05/31/2017	71,200	72,118
3.000% due 02/28/2017	21,900	22,588
3.625% due 08/15/2019 (j)(m)	304,764	318,431
3.625% due 02/15/2020	79,900	82,934
8.125% due 08/15/2019	81,400	113,420
8.500% due 02/15/2020	49,700	71,118
8.750% due 05/15/2020	3,600	5,240
8.750% due 08/15/2020	78,300	114,391
8.875% due 02/15/2019	72,000	103,579

Total U.S. Treasury Obligations (Cost $3,357,191)		3,321,019

MORTGAGE-BACKED SECURITIES 4.8%
Adjustable Rate Mortgage Trust
2.996% due 09/25/2035	42	32
3.038% due 05/25/2035	96	96
American General Mortgage Loan Trust
5.150% due 03/25/2058	8,214	8,558
American Home Mortgage Assets
0.451% due 05/25/2046	1,271	753
0.471% due 10/25/2046	231	126
American Home Mortgage Investment Trust
1.957% due 09/25/2045	1,495	1,310
2.261% due 02/25/2045	2,666	2,392
Banc of America Alternative Loan Trust
5.750% due 04/25/2033	1,012	1,057
6.000% due 01/25/2036	2,559	1,924
Banc of America Commercial Mortgage, Inc.
5.421% due 04/10/2049	377	385
Banc of America Funding Corp.
5.500% due 09/25/2034	5,739	5,336
5.806% due 03/25/2037	118	91
5.893% due 01/20/2047	1,020	741
6.000% due 03/25/2037	7,000	5,527
6.078% due 10/20/2046	8,550	7,631
Banc of America Mortgage Securities, Inc.
2.957% due 05/25/2034	1,500	1,397
3.056% due 01/25/2035	949	814
6.500% due 09/25/2033	219	226
BCRR Trust
5.807% due 08/17/2045	6,890	7,292
Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/2035	658	631
2.430% due 08/25/2035	446	423
2.614% due 04/25/2034	438	415
2.730% due 03/25/2035	2,347	2,240
2.775% due 08/25/2033	1,210	1,194
2.921% due 10/25/2033	72	72
2.934% due 03/25/2035	1,832	1,756
2.941% due 08/25/2035	4,336	3,162
3.048% due 05/25/2034	154	144
3.200% due 02/25/2034	12	11
3.609% due 11/25/2034	23	23
4.530% due 05/25/2034	50	49
5.326% due 05/25/2047	1,335	1,012
5.380% due 02/25/2036	3,233	2,770
Bear Stearns Alt-A Trust
0.421% due 08/25/2036	5,968	3,261
0.461% due 02/25/2034	244	104
0.941% due 09/25/2034	423	348
2.810% due 01/25/2036	4,497	2,488
2.875% due 05/25/2035	2,595	2,156
2.955% due 09/25/2035	3,499	2,682
2.956% due 11/25/2035	449	267
2.992% due 08/25/2036 (a)	41	22
5.091% due 11/25/2036	1,987	1,388
5.208% due 11/25/2036	4,364	2,728
5.305% due 11/25/2036	7,115	4,457
Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	333	328
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036	516	338
5.339% due 12/26/2046	2,531	1,782
Chase Mortgage Finance Corp.
2.930% due 02/25/2037	1,257	1,243
3.051% due 02/25/2037	168	165
3.062% due 07/25/2037	358	346
3.068% due 02/25/2037	930	844
5.373% due 03/25/2037	335	281
Chaseflex Trust
0.721% due 07/25/2037	1,086	639
6.000% due 02/25/2037	2,000	1,457
6.350% due 08/25/2037	6,000	4,468
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037	1,717	1,568
Citigroup Commercial Mortgage Trust
4.639% due 05/15/2043	1,529	1,545
Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	630	595
2.560% due 08/25/2035	397	357
2.930% due 08/25/2035	1,298	989
3.349% due 02/25/2034	622	602
5.351% due 11/25/2036	2,549	1,575
5.500% due 09/25/2035	1,153	1,121
5.873% due 09/25/2037	2,017	1,466
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	400	432
Countrywide Alternative Loan Trust
0.411% due 05/20/2046	25	25
0.421% due 02/25/2047	641	419
0.431% due 01/25/2037	862	514
0.441% due 02/20/2047	886	519

0.441% due 05/25/2047		10,403	6,059
0.451% due 11/25/2046		477	287
0.456% due 12/20/2046		12,507	6,586
0.471% due 03/20/2046		5,170	2,994
0.471% due 07/20/2046		1,373	645
0.541% due 12/25/2035		642	457
0.541% due 02/25/2037		745	440
0.611% due 05/25/2037		174	95
0.711% due 09/25/2035		12,365	8,816
0.761% due 12/25/2035		12,963	7,987
0.761% due 05/25/2037		4,232	2,459
1.161% due 12/25/2036		17,515	9,658
1.328% due 12/25/2035		2,383	1,535
1.328% due 02/25/2036		36	25
3.816% due 06/25/2037		8,345	5,943
5.250% due 10/25/2033		4,500	4,278
5.250% due 06/25/2035		96	82
5.500% due 11/25/2035		4,985	3,749
5.500% due 01/25/2036		1,800	1,334
5.500% due 03/25/2036		138	111
5.724% due 02/25/2037		394	290
6.000% due 04/25/2036		2,500	1,935
6.000% due 05/25/2036		2,356	1,675
6.000% due 05/25/2037		2,721	1,727
6.000% due 08/25/2037		4,484	3,392
6.250% due 11/25/2036		2,272	1,769
6.500% due 06/25/2036		329	216
Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/2035		10,810	6,768
0.591% due 02/25/2035		138	106
0.601% due 06/25/2035		1,648	1,424
0.641% due 09/25/2034		20	12
0.661% due 11/25/2034		167	150
2.872% due 09/25/2034		95	48
2.884% due 06/20/2035		73	52
2.949% due 08/25/2034		1,649	1,378
2.984% due 08/25/2034		43	32
3.017% due 02/20/2036		48	39
3.121% due 11/25/2034		155	126
5.000% due 11/25/2035		1,553	1,554
5.030% due 02/25/2047		612	378
5.185% due 03/25/2037		600	369
5.250% due 02/20/2036		1,921	1,285
5.448% due 09/20/2036		1,035	647
5.500% due 11/25/2035		980	916
5.750% due 07/25/2037		43,059	36,623
6.000% due 02/25/2036		2,940	2,491
6.000% due 05/25/2036		12,691	10,164
Credit Suisse First Boston Mortgage Securities Corp.
2.528% due 07/25/2033		12	11
2.705% due 08/25/2033		164	162
6.000% due 01/25/2036		5,137	3,090
6.500% due 04/25/2033		2	2
6.530% due 06/15/2034		254	256
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		4,455	4,635
5.467% due 09/18/2039		2,500	2,607
6.250% due 08/25/2036		3,500	2,759
Deutsche ALT-A Securities, Inc.
0.351% due 08/25/2037		158	156
Downey Savings & Loan Association Mortgage Loan Trust
0.521% due 08/19/2045		65	45
2.470% due 07/19/2044		1,054	842
EF Hutton Trust II
9.950% due 10/20/2018		39	39
EMF-NL
1.787% due 04/17/2041	EUR	7,700	8,154
1.987% due 07/17/2041		1,200	1,025
2.237% due 10/17/2041		600	561
Eurosail PLC
1.737% due 10/17/2040		5,858	7,238
First Horizon Alternative Mortgage Securities
2.545% due 09/25/2034		$218	213
2.570% due 09/25/2035		1,804	1,339
First Horizon Asset Securities, Inc.
2.706% due 12/25/2033		78	77
2.924% due 08/25/2035		252	206
First Republic Mortgage Loan Trust
0.610% due 11/15/2031		32	29
GE Capital Commercial Mortgage Corp.
3.884% due 12/10/2049		776	775
German Residential Asset Note Distributor PLC
1.240% due 07/20/2016	EUR	24,307	28,713
GMAC Commercial Mortgage Securities, Inc.
0.721% due 04/15/2034 (b)		$26,915	46
4.576% due 05/10/2040		459	478
Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047		164	157
0.531% due 11/25/2045		35	24
Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033		176	152
GS Mortgage Securities Corp. II
4.295% due 01/10/2040		4,931	5,068
5.374% due 05/17/2045		4,600	4,935
GSR Mortgage Loan Trust
2.050% due 03/25/2033		68	67
2.825% due 09/25/2035		2,399	2,302
2.864% due 09/25/2035		904	890
5.000% due 05/25/2037		3,872	3,766
5.750% due 03/25/2036		2,837	2,521
5.750% due 01/25/2037		3,500	3,184
6.000% due 02/25/2036		8,725	8,145
6.000% due 03/25/2037		7,070	6,390
6.000% due 05/25/2037		4,439	4,201
6.500% due 09/25/2036		1,801	1,585
Harborview Mortgage Loan Trust
0.441% due 11/19/2036		446	295
0.441% due 07/19/2046		435	269
0.441% due 11/19/2046		154	83
0.451% due 01/19/2038		6,631	4,455
0.481% due 05/19/2035		1,091	717
0.501% due 06/19/2035		202	138
0.501% due 03/19/2036		6,240	3,867
0.531% due 03/19/2035		6,064	4,339
0.541% due 02/19/2036		2,861	1,832
2.986% due 07/19/2035		1,251	1,056
3.072% due 05/19/2033		146	146
Impac CMB Trust
0.921% due 03/25/2035		655	499
Impac Secured Assets CMN Owner Trust
0.611% due 05/25/2036		938	812
Indymac ARM Trust
1.959% due 01/25/2032		6	5
Indymac IMSC Mortgage Loan Trust
5.506% due 06/25/2037 (a)		2,307	1,212
Indymac INDA Mortgage Loan Trust
2.792% due 01/25/2036		5,206	4,409
4.891% due 12/25/2036		146	106
Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046		75	45
0.461% due 11/25/2046		987	248
2.589% due 01/25/2036		1,266	787
2.690% due 12/25/2034		50	37
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036		209	193
JPMorgan Mortgage Trust
2.190% due 11/25/2033		65	65
2.886% due 05/25/2034		426	409
2.974% due 07/25/2035		204	198
3.112% due 07/25/2035		176	176
5.036% due 02/25/2035		717	719
5.411% due 11/25/2035		3,044	2,872
5.686% due 04/25/2036		4,047	4,055
5.750% due 01/25/2036		6,729	6,102
6.000% due 08/25/2037		17,016	16,370
6.250% due 07/25/2036		5,400	4,702
6.500% due 08/25/2036		8,580	7,075
LB-UBS Commercial Mortgage Trust
4.567% due 06/15/2029		108	109
5.642% due 12/15/2025		110	111
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.380% due 09/15/2021		2,988	2,885
0.560% due 06/15/2022		7,506	7,147
Luminent Mortgage Trust
0.431% due 12/25/2036		438	287
MASTR Adjustable Rate Mortgages Trust
0.561% due 05/25/2047		900	315
2.516% due 05/25/2034		673	640
2.852% due 05/25/2034		184	146
MASTR Alternative Loans Trust
0.661% due 11/25/2033		303	295
MASTR Asset Securitization Trust
5.500% due 11/25/2017		37	38
5.500% due 09/25/2033		399	411
MASTR Seasoned Securities Trust
4.174% due 10/25/2032		73	66
Mellon Residential Funding Corp.
0.610% due 11/15/2031		136	130
0.700% due 12/15/2030		233	221
Merrill Lynch Floating Trust
0.802% due 07/09/2021		4,799	4,636
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		2,699	2,089
0.511% due 08/25/2036		52	42
2.349% due 02/25/2033		64	61
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035		688	617
1.325% due 11/25/2029 (b)		10,972	374
1.707% due 10/25/2035		517	472
Morgan Stanley Capital I
5.447% due 02/12/2044		50	52
Morgan Stanley Mortgage Loan Trust
2.660% due 07/25/2035		865	638
2.695% due 07/25/2035		469	342
2.931% due 08/25/2034		128	107
4.569% due 06/25/2036		192	183
6.000% due 10/25/2037		8,556	6,458
Morgan Stanley Re-REMIC Trust
5.807% due 08/12/2045		900	964
Newgate Funding PLC
1.626% due 12/15/2050	EUR	19,000	21,353
Nomura Asset Acceptance Corp.
2.730% due 10/25/2035		$2,081	1,596

Opteum Mortgage Acceptance Corp.
5.675% due 12/25/2035		8,880	8,663
Prime Mortgage Trust
0.661% due 02/25/2019		5	5
0.661% due 02/25/2034		19	18
5.500% due 06/25/2036		1,669	1,440
RBSCF Trust
5.902% due 02/16/2051		2,500	2,654
6.014% due 12/16/2049		8,000	8,558
Residential Accredit Loans, Inc.
0.421% due 01/25/2037		9,427	5,612
0.441% due 06/25/2046		1,442	603
0.471% due 04/25/2046		4,667	2,045
0.511% due 02/25/2036 (a)		840	389
0.561% due 08/25/2035		201	135
0.661% due 03/25/2033		270	242
0.661% due 10/25/2045		708	398
3.265% due 03/25/2035		2,264	1,598
3.401% due 02/25/2035		3,475	2,545
5.302% due 01/25/2036 (a)		512	288
Residential Asset Securitization Trust
0.661% due 05/25/2033		192	168
0.661% due 01/25/2046 (a)		4,666	2,115
0.961% due 10/25/2035		14,423	10,321
5.500% due 07/25/2035		258	209
5.500% due 09/25/2035		638	541
5.500% due 12/25/2035		1,000	853
5.750% due 02/25/2036		3,124	2,320
6.000% due 07/25/2037		3,410	2,546
6.250% due 07/25/2036 (a)		11,797	7,479
Residential Funding Mortgage Securities I
3.274% due 09/25/2035		56	41
3.545% due 09/25/2036		144	93
5.050% due 02/25/2036		1,884	1,461
5.500% due 11/25/2035		10,673	9,160
6.000% due 10/25/2036		3,300	2,883
6.500% due 03/25/2032		57	59
Salomon Brothers Mortgage Securities VII, Inc.
0.761% due 05/25/2032		255	214
Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035		54	32
2.691% due 01/25/2035		411	297
2.714% due 08/25/2035		85	69
2.765% due 04/25/2034		181	161
2.770% due 02/25/2034		91	86
5.210% due 09/25/2034		270	251
5.736% due 04/25/2036		2,958	2,277
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047		6	6
0.451% due 07/25/2046		248	157
0.471% due 04/25/2036		796	471
0.471% due 08/25/2036		945	596
0.481% due 05/25/2036		2,398	1,428
0.511% due 07/19/2035		280	256
0.541% due 02/25/2036		273	166
0.561% due 08/25/2036		1,000	163
0.611% due 03/19/2034		15	14
0.841% due 07/19/2034		46	42
Structured Asset Securities Corp.
0.311% due 05/25/2036		4	4
2.382% due 01/25/2032		261	226
2.679% due 02/25/2032		11	11
2.856% due 10/25/2035		672	541
4.320% due 12/25/2034		743	740
4.740% due 12/25/2034		1,311	1,332
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		1	1
Thornburg Mortgage Securities Trust
0.353% due 03/25/2037		1,062	1,037
0.371% due 11/25/2046		1,068	1,054
0.381% due 10/25/2046		1,629	1,615
0.391% due 06/25/2037		50	48
TIAA Seasoned Commercial Mortgage Trust
6.049% due 08/15/2039		1,800	1,845
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021		153	149
4.782% due 03/15/2042		229	229
5.275% due 11/15/2048		2,000	2,039
5.308% due 11/15/2048		900	957
5.572% due 10/15/2048		1,700	1,783
Wachovia Mortgage Loan Trust LLC
5.936% due 03/20/2037		2,303	1,997
WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)		1,485	82
0.521% due 11/25/2045		104	88
0.531% due 12/25/2045		52	45
0.571% due 01/25/2045		149	129
0.581% due 07/25/2045		37	31
0.581% due 08/25/2045		852	727
0.801% due 12/25/2027		3,226	2,864
1.028% due 02/25/2047		247	153
1.058% due 01/25/2047		124	83
1.078% due 06/25/2047		686	193
1.088% due 04/25/2047		163	109
1.138% due 12/25/2046		791	572
1.148% due 12/25/2046		6,669	4,355
1.308% due 06/25/2046		1,118	855
1.528% due 11/25/2042		48	43
1.828% due 11/25/2046		1,253	919
2.370% due 03/25/2033		248	238
2.700% due 06/25/2033		514	494
2.717% due 10/25/2034		1,126	1,047
2.904% due 02/27/2034		448	458
3.154% due 08/25/2046		2,217	1,689
3.154% due 09/25/2046		579	437
3.154% due 10/25/2046		419	322
4.221% due 01/25/2036		3,560	3,037
4.991% due 03/25/2037		1,993	1,631
5.000% due 02/25/2037		934	740
5.302% due 12/25/2036		398	306
5.489% due 11/25/2036		4,922	3,828
5.492% due 02/25/2037		1,143	841
5.549% due 06/25/2037		7,123	5,617
5.628% due 07/25/2037		1,519	1,049
5.691% due 10/25/2036		168	138
5.721% due 02/25/2037		372	290
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.961% due 01/25/2036		14,676	9,317
1.268% due 07/25/2046		199	94
Washington Mutual MSC Mortgage Pass-Through Certificates
2.766% due 02/25/2033		26	24
Wells Fargo Mortgage-Backed Securities Trust
2.736% due 12/25/2034		972	933
2.831% due 07/25/2035		5	5
2.844% due 06/25/2035		1,095	1,056
2.848% due 03/25/2035		1,208	1,112
2.879% due 03/25/2035		6,726	6,499
2.884% due 09/25/2034		4,489	3,111
2.904% due 04/25/2036		4,634	4,297
3.040% due 06/25/2035		974	974
3.425% due 03/25/2036		924	821
3.426% due 03/25/2036		4,710	4,078
4.630% due 09/25/2033		3,664	3,753
4.682% due 12/25/2033		23	24
4.911% due 01/25/2035		639	645
5.000% due 11/25/2036		41	41
5.402% due 07/25/2036		9,812	8,310
5.500% due 03/25/2036		128	128
5.507% due 05/25/2036		1,711	1,419
6.000% due 03/25/2037		10,500	9,020
6.000% due 04/25/2037		7,600	6,803
6.000% due 07/25/2037		4,000	3,981
Windermere CMBS PLC
1.221% due 08/22/2016	EUR	20,015	23,985

Total Mortgage-Backed Securities (Cost $630,475)			691,714

ASSET-BACKED SECURITIES 1.5%
Access Group, Inc.
1.588% due 10/27/2025		$6,894	7,053
Accredited Mortgage Loan Trust
0.311% due 02/25/2037		2	2
Ally Auto Receivables Trust
1.320% due 03/15/2012		1,215	1,217
Ameriquest Mortgage Securities, Inc.
5.325% due 11/25/2035		1,281	1,295
Amortizing Residential Collateral Trust
0.841% due 07/25/2032		6	6
0.961% due 10/25/2031		897	809
Argent Securities, Inc.
0.461% due 10/25/2035		68	58
Asset-Backed Funding Certificates
0.611% due 06/25/2034		1,302	1,067
1.378% due 12/25/2032		1,681	1,537
Bayview Financial Acquisition Trust
5.638% due 11/28/2036		810	682
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		19	18
0.591% due 01/25/2036		30	30
1.261% due 10/25/2037		1,296	860
1.261% due 11/25/2042		23	21
5.500% due 08/25/2036		3,088	2,121
Bear Stearns Second Lien Trust
0.481% due 12/25/2036		2,014	1,791
Carrington Mortgage Loan Trust
0.311% due 12/25/2036		30	27
0.311% due 01/25/2037		160	157
0.421% due 01/25/2036		18	18
Citigroup Mortgage Loan Trust, Inc.
0.321% due 05/25/2037		25	24
0.321% due 07/25/2045		124	102
0.361% due 10/25/2036		62	62
0.421% due 12/25/2036		4,675	1,852
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		43	42
0.311% due 06/25/2047		220	217
0.361% due 09/25/2037		129	124
0.371% due 10/25/2046		42	42
0.601% due 12/25/2036		795	361
0.741% due 12/25/2031		2	1
0.861% due 04/25/2035		488	487
5.683% due 10/25/2046		6,163	6,051
5.689% due 10/25/2046		4,670	3,148
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		9	8

Credit-Based Asset Servicing & Securitization LLC
4.830% due 01/25/2037		2,000	946
5.419% due 03/25/2037		1,900	1,053
5.844% due 04/25/2037		145	146
6.280% due 05/25/2035		2,260	2,120
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		402	399
7.790% due 05/25/2030		1,302	1,351
Denver Arena Trust
6.940% due 11/15/2019		84	78
First NLC Trust
0.331% due 08/25/2037		39	27
Ford Credit Auto Owner Trust
1.210% due 01/15/2012		265	265
GSAA Trust
4.999% due 09/25/2035		2,156	2,000
Home Equity Mortgage Trust
5.367% due 07/25/2036		421	142
HSBC Home Equity Loan Trust
0.551% due 01/20/2034		5,395	4,927
0.571% due 01/20/2035		51	46
5.690% due 07/20/2036		851	860
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		36	28
0.321% due 05/25/2037		69	68
IXIS Real Estate Capital Trust
0.491% due 01/25/2037		7,000	2,785
JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		30	24
0.341% due 08/25/2036		4	1
0.401% due 10/25/2036		12,500	6,229
5.830% due 07/25/2036		9,000	4,959
Lehman XS Trust
0.411% due 04/25/2037		182	129
Long Beach Mortgage Loan Trust
0.421% due 09/25/2036		3,733	1,422
0.541% due 10/25/2034		588	486
0.561% due 02/25/2036		2,890	1,110
0.601% due 01/25/2046		5,000	2,153
MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036		117	52
0.321% due 11/25/2036		6	6
Merit Securities Corp.
6.690% due 07/28/2033		2,117	2,297
Merrill Lynch First Franklin Mortgage Loan Trust
0.511% due 04/25/2037		12,500	6,168
Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		68	67
5.450% due 02/25/2037 (a)		1,993	614
Morgan Stanley ABS Capital I
0.501% due 06/25/2036		2,000	794
1.311% due 09/25/2033		3,128	2,496
Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036		1	1
Nationstar Home Mortgage LLC
3.761% due 07/25/2034 (a)		73	9
Option One Mortgage Loan Trust
0.391% due 07/25/2037		1,900	1,047
5.599% due 01/25/2037		9,000	7,885
Ownit Mortgage Loan Asset-Backed Certificates
5.290% due 12/25/2036		1,566	991
Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		12,500	12,595
Park Place Securities, Inc.
0.521% due 09/25/2035		46	42
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		77,400	77,137
Popular ABS Mortgage Pass-Through Trust
4.620% due 04/25/2035		98	98
Renaissance Home Equity Loan Trust
0.761% due 12/25/2033		47	40
5.740% due 09/25/2037		7,977	5,275
Residential Asset Mortgage Products, Inc.
0.531% due 09/25/2035		1,222	1,215
0.821% due 06/25/2032		8	7
1.461% due 09/25/2047		595	456
Residential Asset Securities Corp.
5.010% due 04/25/2033		4,101	3,650
6.228% due 04/25/2032		1,140	1,143
7.279% due 04/25/2032		637	631
Restructured Asset Securities
4.000% due 12/15/2030		1,814	1,796
SLM Student Loan Trust
0.288% due 10/25/2016		329	329
1.588% due 01/25/2018		3,525	3,627
1.788% due 04/25/2023		2,269	2,345
Soundview Home Equity Loan Trust
0.321% due 11/25/2036		176	64
0.541% due 10/25/2036		13,000	5,627
Specialty Underwriting & Residential Finance
0.411% due 09/25/2037		6,700	2,355
Structured Asset Investment Loan Trust
0.311% due 07/25/2036		2	2
Structured Asset Securities Corp.
0.311% due 10/25/2036		18	18
0.501% due 08/25/2035		37	36
0.551% due 01/25/2033		10	9
4.440% due 02/25/2035		213	210
Terwin Mortgage Trust
0.731% due 12/25/2034		167	134
4.429% due 09/25/2036		532	528
4.650% due 07/25/2036		211	214
4.849% due 08/25/2036		586	579
WAMU Asset-Backed Certificates
0.411% due 01/25/2037		10,200	4,385
Wells Fargo Home Equity Trust
0.491% due 10/25/2035		64	64

Total Asset-Backed Securities (Cost $200,832)			212,082

SOVEREIGN ISSUES 8.2%
Australia Government Bond
4.750% due 06/15/2016	AUD	213,500	211,731
6.000% due 02/15/2017		90,200	95,007
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	9,381	5,551
10.000% due 01/01/2017		96,190	53,132
Canada Government International Bond
1.000% due 09/01/2011	CAD	273,500	274,606
1.500% due 03/01/2012		138,000	138,879
1.500% due 12/01/2012		323,400	324,227
Export-Import Bank of Korea
4.000% due 01/29/2021		$22,500	21,105
Province of Ontario Canada
4.600% due 06/02/2039	CAD	10,300	10,775
Province of Quebec Canada
5.000% due 12/01/2041		5,000	5,531
Qatar Government International Bond
5.250% due 01/20/2020		$25,900	27,454
Republic of Germany
3.750% due 01/04/2019	EUR	600	859
State of North Rhine-Westphalia
1.625% due 09/17/2014		$500	492

Total Sovereign Issues (Cost $1,114,488)			1,169,349

	SHARES
COMMON STOCKS 0.0%
BANKING & FINANCE 0.0%
CIT Group, Inc. (e)		58,149	2,739

Total Common Stocks (Cost $631)			2,739

CONVERTIBLE PREFERRED SECURITIES 0.2%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		51,500	453

UTILITIES 0.2%
PPL Corp.
9.500% due 07/01/2013		488,400	26,847

Total Convertible Preferred Securities (Cost $25,301)			27,300

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Citigroup, Inc.
6.150% due 07/01/2013		465,000	6,067
Fannie Mae
8.250% due 07/01/2013		8,000	5

Total Preferred Securities (Cost $6,507)			6,072

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 22.1%
CORPORATE BONDS & NOTES 0.1%
Pacific Gas & Electric Co.
0.869% due 10/11/2011		$22,000	21,997

REPURCHASE AGREEMENTS 0.2%
Barclays Capital, Inc.
0.250% due 01/03/2011		22,000	22,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $22,587. Repurchase proceeds are $22,000.)
JAPAN TREASURY BILLS 3.1%
0.114% due 01/24/2011 - 03/28/2011 (f)	JPY	36,180,000	445,690

U.S. TREASURY BILLS 0.5%
0.163% due 01/06/2011 - 06/23/2011 (f)(j)(k)		$65,306	65,270

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (i) 18.2%
		260,739,338	2,611,565

Total Short-Term Instruments (Cost $3,158,081)			3,166,522

PURCHASED OPTIONS (o) 0.5%
(Cost $73,692)			68,659
Total Investments 136.8% (Cost $19,396,337)			$19,627,368
Written Options (p) (0.6%) (Premiums $80,432)			(82,807)
Other Assets and Liabilities (Net) (36.2%)			(5,199,315)

Net Assets 100.0%			$14,345,246

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Interest only security.

(c)	Principal only security.

(d)	Payment in-kind bond security.

(e)	Non-income producing security.

(f)	Coupon represents a weighted average yield.

(g)	Security becomes interest bearing at a future date.

(h)	Principal amount of security is adjusted for inflation.

(i)	Affiliated to the Fund.

(j)	Securities with an aggregate market value of $79,792 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(k)	Securities with an aggregate market value of $63,910 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(l)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $26,360 at a weighted average interest rate of -0.191%. On December 31, 2010, securities valued at $2,694 were pledged as collateral for reverse repurchase agreements.

(m)	Securities with an aggregate market value of $49,441 and cash of $6 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	2,480	$575
90-Day Eurodollar March Futures	Long	03/2011	1,287	85
Euro-Bund 10-Year Bond March Futures	Short	03/2011	163	(141)
Japan Government 10-Year Bond March Futures	Short	03/2011	56	(262)
U.S. Treasury 5-Year Note March Futures	Short	03/2011	10,186	4,505
U.S. Treasury 10-Year Note March Futures	Short	03/2011	926	(1,334)
U.S. Treasury 30-Year Bond March Futures	Short	03/2011	11,822	16,895

				$20,323

(n)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	RBS	(1.950%	)	04/15/2020	$3,000	$885	$915	$(30)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	BNP	(1.000%	)	12/20/2018	1.152%		$4,100	$42	$(66)	$108
Altria Group, Inc.	BNP	(1.300%	)	12/20/2018	1.179%		5,000	(45)	0	(45)
Austria Government Bond	BNP	(1.000%	)	03/20/2015	0.891%		35,900	(173)	(293)	120
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.566%		1,600	47	29	18
Black & Decker Corp.	BOA	(2.250%	)	06/20/2014	0.234%		4,600	(323)	0	(323)
BNP Paribas	JPM	(0.660%	)	03/20/2014	0.866%		10,000	62	0	62
British Telecommunications PLC	MSC	(1.360%	)	03/20/2018	1.107%		800	(14)	0	(14)
Capital One Financial Corp.	DUB	(1.000%	)	09/20/2017	1.262%		100	1	1	0
CBS Corp.	BCLY	(1.000%	)	06/20/2019	1.152%		5,000	53	456	(403)
Centex Corp.	BNP	(1.000%	)	06/20/2016	2.457%		4,800	337	48	289
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.977%		1,000	32	14	18
CIGNA Corp.	JPM	(1.000%	)	06/20/2019	0.856%		6,500	(72)	296	(368)
Con-way, Inc.	JPM	(3.750%	)	03/20/2018	2.343%		2,500	(217)	0	(217)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.767%		6,900	442	639	(197)
Devon Energy Corp.	BCLY	(1.050%	)	03/20/2014	0.349%		20,000	(456)	0	(456)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	2.398%		2,500	162	162	0
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.603%		500	(5)	(9)	4
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.603%		200	(2)	(4)	2
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.199%		10,700	105	(187)	292
HCA, Inc.	JPM	(5.000%	)	03/20/2014	2.893%		5,000	(329)	(224)	(105)
Ingersoll-Rand Co.	BCLY	(0.400%	)	09/20/2013	0.214%		1,200	(6)	0	(6)
Japan Government International Bond	BOA	(0.250%	)	03/20/2011	0.171%		20,000	(5)	(6)	1
Japan Government International Bond	RBS	(1.000%	)	03/20/2011	0.171%		20,200	(44)	(48)	4
JC Penney Corp., Inc.	GSC	(1.000%	)	09/20/2012	0.972%		4,400	(3)	19	(22)
Jones Group, Inc.	BCLY	(5.000%	)	06/20/2014	1.506%		15,000	(1,780)	(153)	(1,627)
KB Home	BNP	(1.000%	)	03/20/2015	3.565%		1,200	116	50	66
KB Home	BOA	(1.000%	)	06/20/2018	4.278%		1,300	241	63	178
Lloyds Banking Group PLC	MSC	(3.000%	)	06/20/2020	4.862%	EUR	10,000	1,641	(190)	1,831
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	0.718%		$9,200	(61)	62	(123)
Macy’s Retail Holdings, Inc.	RBS	(1.000%	)	12/20/2016	1.546%		7,600	222	359	(137)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	1.246%		2,000	21	(46)	67
Masco Corp.	GSC	(1.000%	)	03/20/2017	2.472%		2,500	197	224	(27)
Masco Corp.	JPM	(1.000%	)	06/20/2015	2.127%		3,000	139	139	0
Masco Corp.	UBS	(4.650%	)	12/20/2016	2.520%		5,000	(564)	0	(564)
McKesson Corp.	BOA	(0.640%	)	03/20/2019	0.609%		5,000	(13)	0	(13)
Nabors Industries, Inc.	CITI	(1.000%	)	03/20/2018	1.398%		2,500	62	22	40
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	4.614%		4,900	36	49	(13)
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.735%		2,000	57	115	(58)
Newell Rubbermaid, Inc.	BOA	(2.710%	)	06/20/2019	1.381%		3,400	(330)	0	(330)
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	2.949%		6,500	(360)	(117)	(243)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.949%		2,000	(110)	(47)	(63)
Pactiv Corp.	MSC	(5.000%	)	06/20/2017	3.572%		5,000	(392)	(328)	(64)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.766%		6,000	(3)	0	(3)
ProLogis	CITI	(1.000%	)	06/20/2012	0.585%		2,000	(13)	43	(56)
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.646%		1,000	(22)	(11)	(11)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.583%		4,500	94	(10)	104
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.399%		4,000	101	59	42
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.565%		5,000	(191)	0	(191)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	1.982%		4,800	184	216	(32)
Sara Lee Corp.	BNP	(0.640%	)	09/20/2013	1.025%		1,200	12	0	12
Sempra Energy	BCLY	(1.100%	)	03/20/2014	0.477%		16,100	(326)	0	(326)
Sempra Energy	CITI	(1.000%	)	06/20/2016	0.750%		7,000	(93)	(88)	(5)
Sprint Nextel Corp.	BOA	(1.000%	)	09/20/2017	3.954%		6,300	1,000	617	383
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.528%		6,000	(623)	0	(623)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.468%		2,100	(145)	(64)	(81)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	0.597%		2,000	(199)	(97)	(102)
Talisman Energy, Inc.	BOA	(1.000%	)	06/20/2019	0.865%		4,000	(42)	48	(90)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.060%		1,400	(7)	0	(7)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	1.936%		2,000	112	109	3
Transocean, Inc.	BCLY	(1.000%	)	06/20/2011	0.375%		6,400	(21)	43	(64)
Transocean, Inc.	DUB	(5.000%	)	03/20/2012	0.665%		12,800	(705)	(53)	(652)
Transocean, Inc.	GSC	(1.000%	)	03/20/2011	0.375%		21,200	(37)	421	(458)
Transocean, Inc.	GSC	(1.000%	)	03/20/2012	0.665%		5,000	(22)	129	(151)
Whirlpool Corp.	CITI	(1.000%	)	06/20/2014	1.206%		5,000	33	354	(321)
Wyeth	BCLY	(0.390%	)	09/20/2013	0.088%		1,000	(8)	0	(8)

								$(2,210)	$2,745	$(4,955)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%		12/20/2020	2.773%		$34,600	$5,411	$1,502	$3,909
BP Capital Markets America, Inc.	BCLY	1.000%		06/20/2012	0.300%	EUR	2,900	41	(319)	360
BP Capital Markets America, Inc.	BCLY	1.000%		06/20/2015	0.815%		4,300	48	(647)	695
BP Capital Markets America, Inc.	CITI	5.000%		06/20/2015	0.818%		$900	163	16	147
BP Capital Markets America, Inc.	CSFB	5.000%		06/20/2015	0.818%		9,700	1,763	149	1,614
BP Capital Markets America, Inc.	DUB	5.000%		09/20/2011	0.158%		26,400	983	(298)	1,281
BP Capital Markets America, Inc.	GSC	5.000%		06/20/2015	0.818%		10,100	1,835	50	1,785
BP Capital Markets America, Inc.	JPM	5.000%		09/20/2011	0.158%		900	34	(23)	57
BP Capital Markets America, Inc.	JPM	5.000%		06/20/2015	0.818%		4,800	872	71	801
Egypt Government International Bond	BCLY	1.000%		06/20/2015	2.328%		18,700	(1,020)	(1,371)	351
Egypt Government International Bond	CITI	1.000%		06/20/2015	2.328%		17,000	(928)	(1,208)	280
Egypt Government International Bond	DUB	1.000%		06/20/2015	2.328%		8,800	(480)	(642)	162
France Government Bond	DUB	0.250%		12/20/2015	1.062%		37,000	(1,407)	(803)	(604)
France Government Bond	GSC	0.250%		12/20/2015	1.062%		36,800	(1,399)	(798)	(601)
General Electric Capital Corp.	DUB	1.000%		03/20/2016	1.357%		400	(6)	(30)	24
Goldman Sachs Group, Inc.	BCLY	1.000%		06/20/2011	0.593%		44,400	103	(127)	230
International Lease Finance Corp.	CITI	5.000%		06/20/2015	3.056%		7,100	562	0	562
Merrill Lynch & Co., Inc.	JPM	1.000%		06/20/2011	0.817%		28,100	35	(81)	116

								$6,610	$(4,559)	$11,169

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014		$86,856	$(5,554)	$5,429	$(10,983)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014		94,000	(6,011)	3,496	(9,507)
CDX.HY-13 5-Year Index	CITI	(5.000%	)	12/20/2014		118,800	(7,002)	297	(7,299)
CDX.HY-14 5-Year Index	CITI	(5.000%	)	06/20/2015		182,100	(8,482)	1,356	(9,838)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014		71,821	(891)	1,233	(2,124)
CDX.IG-13 5-Year Index	BOA	(1.000%	)	12/20/2014		300,000	(3,713)	(1,888)	(1,825)
CDX.IG-13 5-Year Index	MSC	(1.000%	)	12/20/2014		184,000	(2,278)	(1,458)	(820)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015		132,200	(1,258)	1,349	(2,607)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		62,900	(599)	656	(1,255)
CMBX.NA.AAA.3 Index	GSC	(0.080%	)	12/13/2049		76,900	3,083	10,862	(7,779)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		126,200	5,237	19,146	(13,909)
iTraxx Europe 12 Index	GSC	(1.000%	)	12/20/2014	EUR	25,600	(148)	(448)	300

							$(27,616)	$40,030	$(67,646)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
ABX.HE.PENAAA.06-2 Index	CSFB	0.110%		05/25/2046		$455	$(101)	$(173)	$72
CDX.IG-7 10-Year Index	GSC	0.650%		12/20/2016		578	(18)	(46)	28

							$(119)	$(219)	$100

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps

Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month EUR-LIBOR less 0.240% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/10/2012	DUB	$26,751	EUR 19,700	$409	$32	$377

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	265,600	$(773)	$(809)	$36
Pay	1-Year BRL-CDI	11.940%	01/02/2012	JPM		178,800	(1)	0	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		59,500	257	392	(135)
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		62,500	228	261	(33)
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		22,500	83	110	(27)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		189,500	857	(514)	1,371
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		80,100	20	84	(64)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		74,000	388	587	(199)
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		117,900	953	88	865
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		127,500	1,225	14	1,211
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		214,000	1,614	(39)	1,653
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		157,100	1,383	222	1,161
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RBS		89,700	879	0	879
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		7,500	(7)	(3)	(4)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		129,300	39	0	39
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		290,800	1,222	(354)	1,576
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		59,700	417	126	291
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		214,800	1,258	1,193	65
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		22,400	351	128	223
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	CITI		$304,700	6,454	(792)	7,246
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	RBS		618,000	13,090	(1,285)	14,375
Pay	3-Month USD-LIBOR	1.700%	12/15/2015	CITI		37,700	(780)	(113)	(667)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA		130,500	(1,131)	(228)	(903)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	CITI		268,000	14,264	(215)	14,479
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	DUB		308,900	16,105	(1,962)	18,067
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	GSC		234,200	12,210	(1,307)	13,517
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HSBC		467,500	24,883	(89)	24,972
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	JPM		333,400	17,746	(233)	17,979
Receive	3-Month USD-LIBOR	3.500%	12/15/2030	RBS		246,300	17,351	302	17,049
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GSC		181,200	3,018	1,649	1,369
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	RBS		172,300	2,869	2,024	845
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BCLY	AUD	66,900	(1,934)	(333)	(1,601)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		39,200	(1,133)	(174)	(959)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA	EUR	70,400	(346)	(40)	(306)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GSC		154,200	(757)	(127)	(630)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MSC		80,000	(393)	(57)	(336)

							$131,909	$(1,494)	$133,403

(o)	Purchased options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$124.000	02/18/2011	700	$7	$5
Call - CBOT U.S. Treasury 5-Year Note March Futures	124.500	02/18/2011	1,400	13	11
Call - CBOT U.S. Treasury 5-Year Note March Futures	125.000	02/18/2011	1,300	12	10
Call - CBOT U.S. Treasury 30-Year Bond March Futures	150.000	02/18/2011	950	9	15
Call - CBOT U.S. Treasury 30-Year Bond March Futures	154.000	02/18/2011	1,950	19	30
Call - CBOT U.S. Treasury 30-Year Bond March Futures	157.000	02/18/2011	2,150	20	34
Call - CBOT U.S. Treasury 30-Year Bond March Futures	159.000	02/18/2011	100	1	2
Call - CBOT U.S. Treasury 30-Year Bond March Futures	160.000	02/18/2011	2,850	27	44

				$108	$151

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012		$191,300	$464	$1,243
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		463,600	52,434	48,722
Put - OTC 30-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013	EUR	152,200	19,498	17,700

								$72,396	$67,665

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC iTraxx Europe 14 Index	BNP	Buy	1.200%	03/16/2011	EUR	156,700	$1,147	$843

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 02/01/2041	$82.000	02/10/2011	$170,000	$20	$0
Put - OTC Fannie Mae 4.000% due 02/01/2041	84.000	02/10/2011	174,000	21	0

				$41	$0

(p)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	900	$358	$514
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	900	560	379

				$918	$893

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$191,300	$1,091	$2,280
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	6,800	45	92
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	19,500	133	264
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	367,200	2,179	4,981
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	28,500	182	387
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	499,200	3,895	6,771
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	60,300	540	760
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	108,800	1,058	1,371
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	149,700	1,704	1,887
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	106,800	1,109	1,611
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	21,700	207	274
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	106,700	1,014	1,345
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	91,800	900	1,384
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.650%	12/13/2013	474,000	29,033	28,542
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	01/24/2011	12,800	104	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	01/24/2011	75,700	727	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	109,400	659	73
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.650%	12/13/2013	453,200	30,138	27,290
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	01/24/2011	38,100	381	0

							$75,099	$79,312

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	03/16/2011		$18,200	$40	$37
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	03/16/2011		18,200	49	18
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		56,900	188	175
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		56,900	248	208
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		24,200	37	17
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		59,200	118	121
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.000%	03/16/2011		157,400	504	385
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		59,200	207	58
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		18,800	88	5
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		81,600	196	236
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		81,600	441	147
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		45,500	227	166
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.500%	03/16/2011	EUR	313,400	1,188	727
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011		102,500	363	72

							$3,894	$2,372

Foreign Currency Options

Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus CAD	CAD	1.053	03/09/2011	$61,600	$521	$230

(q)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
United Airlines, Inc.	1.000%	05/07/2024	12/02/2009	$40	$70	0.00%

(r)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	3.500%	12/01/2040	$15,000	$15,122	$14,348
Fannie Mae	4.500%	01/01/2041	167,000	170,914	171,462
Fannie Mae	5.000%	01/01/2041	1,741,800	1,835,131	1,831,339
Fannie Mae	5.000%	02/01/2041	1,341,700	1,401,518	1,408,157
Fannie Mae	5.000%	04/10/2036	40,750	43,098	42,830
Fannie Mae	5.500%	01/01/2026	11,000	11,860	11,827
Fannie Mae	5.500%	01/01/2041	633,000	676,469	677,310
Fannie Mae	5.500%	04/10/2036	32,000	33,760	34,180
Fannie Mae	6.000%	01/01/2041	298,800	324,144	324,805
Fannie Mae	6.500%	01/01/2041	2,900	3,205	3,223
Freddie Mac	5.000%	01/01/2041	125,000	132,109	131,113
Freddie Mac	5.500%	01/01/2041	776,000	826,770	827,047
Ginnie Mae	5.000%	01/01/2041	83,000	88,447	88,252
Ginnie Mae	5.500%	01/01/2041	3,000	3,264	3,242
Ginnie Mae	6.000%	01/01/2041	8,800	9,647	9,677
Ginnie Mae	6.500%	01/01/2041	7,600	8,512	8,563
U.S. Treasury Bonds	3.500%	02/15/2039	85,710	72,628	75,037
U.S. Treasury Notes	1.875%	10/31/2017	168,100	159,991	160,401
U.S. Treasury Notes	2.500%	06/30/2017	26,900	26,823	26,813
U.S. Treasury Notes	2.750%	02/15/2019	29,035	28,462	28,977
U.S. Treasury Notes	3.000%	08/31/2016	50,800	52,828	53,284
U.S. Treasury Notes	3.250%	05/31/2016	65,400	69,065	69,208
U.S. Treasury Notes	3.375%	11/15/2019	9,800	9,896	10,053
U.S. Treasury Notes	3.500%	05/15/2020	14,200	14,518	14,618
U.S. Treasury Notes	4.500%	11/15/2015	96,800	108,514	109,007

				$6,126,695	$6,134,773

(7)	Market value includes $3,547 of interest payable on short sales.

(s)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	317,065	01/2011	RBS	$0	$(21,553)	$(21,553)
Sell	BRL	70,272	03/2011	CITI	0	(589)	(589)
Sell	CAD	409,485	02/2011	DUB	0	(4,902)	(4,902)
Sell	CHF	4,029	02/2011	RBC	0	(251)	(251)
Buy	CNY	134,220	01/2011	BCLY	369	0	369
Sell		428,000	01/2011	BCLY	0	(1,871)	(1,871)
Buy		293,780	01/2011	JPM	604	0	604
Buy		178,082	04/2011	CITI	277	0	277
Buy		119,690	04/2011	HSBC	174	0	174
Buy		716,375	04/2011	JPM	2,331	0	2,331
Sell		93,296	04/2011	JPM	0	(432)	(432)
Buy		42,291	06/2011	HSBC	123	0	123
Buy		290,288	06/2011	JPM	959	0	959
Buy		147,433	09/2011	BOA	546	0	546
Buy		181,777	09/2011	CITI	653	0	653
Buy		115,163	09/2011	RBS	388	0	388
Buy		266,970	09/2011	UBS	899	0	899
Buy		586,170	11/2011	BCLY	732	0	732
Buy		393,003	11/2011	DUB	1,484	0	1,484
Buy		521,180	11/2011	JPM	672	0	672
Buy		260,500	11/2011	RBS	322	0	322
Buy		149,417	02/2012	BCLY	49	0	49
Buy		104,632	02/2012	BOA	53	0	53
Buy		227,085	02/2012	CITI	59	0	59
Buy		106,414	02/2012	DUB	46	0	46
Buy		118,413	02/2012	JPM	33	0	33
Buy		40,379	02/2012	UBS	14	0	14
Buy	EUR	4,086	01/2011	BCLY	73	0	73
Sell		4,086	01/2011	BCLY	0	(74)	(74)
Buy		1,288	01/2011	BOA	0	(1)	(1)
Sell		3,687	01/2011	BOA	55	0	55
Buy		8,041	01/2011	CITI	135	(99)	36
Sell		329,249	01/2011	CITI	6,902	0	6,902
Sell		60,412	01/2011	CSFB	0	(870)	(870)
Sell		1,964	01/2011	MSC	120	0	120
Sell		14,604	01/2011	RBC	0	(406)	(406)
Buy		10,336	01/2011	RBS	275	(1)	274
Sell		110,688	01/2011	RBS	893	(1,008)	(115)
Sell	GBP	65	01/2011	BCLY	0	(1)	(1)
Buy		65	01/2011	CITI	1	0	1
Buy		65	03/2011	BCLY	1	0	1
Sell		39,676	03/2011	BCLY	49	0	49
Sell		39,675	03/2011	DUB	61	0	61
Sell		26,451	03/2011	RBS	134	0	134
Buy	HKD	451,684	01/2011	DUB	0	(112)	(112)
Sell		451,684	01/2011	HSBC	0	(23)	(23)
Buy		451,684	04/2011	HSBC	32	0	32
Buy	INR	400,505	01/2011	BCLY	424	0	424
Sell		2,135,403	01/2011	BCLY	0	(761)	(761)
Buy		2,183,191	01/2011	HSBC	2,340	0	2,340
Buy		3,392,977	01/2011	JPM	59	0	59
Sell		2,864,000	01/2011	JPM	0	(1,364)	(1,364)
Buy		740,452	01/2011	MSC	784	0	784
Sell		1,717,722	01/2011	RBS	0	(487)	(487)
Buy		1,046,061	03/2011	BCLY	236	0	236
Buy		456,010	03/2011	DUB	99	0	99
Buy		1,717,722	03/2011	RBS	520	0	520
Buy		2,135,403	05/2011	BCLY	767	0	767
Buy		2,864,000	05/2011	JPM	1,360	0	1,360
Buy	JPY	3,965,253	01/2011	CSFB	1,760	0	1,760
Sell		8,430,000	01/2011	DUB	0	(765)	(765)
Sell		2,611,909	01/2011	GSC	0	(1,142)	(1,142)
Sell		8,130,000	01/2011	JPM	0	(682)	(682)
Sell		1,554,708	01/2011	RBC	0	(687)	(687)
Sell		3,109,416	01/2011	RBS	0	(1,307)	(1,307)
Sell		12,900,000	03/2011	BOA	0	(4,867)	(4,867)
Sell		6,720,000	03/2011	CITI	0	(2,634)	(2,634)
Buy	KRW	37,353,498	01/2011	HSBC	0	(403)	(403)
Sell		92,977,854	01/2011	JPM	0	(1,641)	(1,641)
Buy		55,624,356	01/2011	MSC	0	(590)	(590)
Buy		14,631,575	05/2011	BCLY	11	(84)	(73)
Buy		121,092,800	05/2011	CITI	0	(670)	(670)
Buy		1,281,885	05/2011	DUB	11	0	11
Buy		10,731,791	05/2011	GSC	29	0	29
Buy		22,880,000	05/2011	HSBC	0	(157)	(157)
Buy		140,748,354	05/2011	JPM	2,007	0	2,007
Buy		45,879,000	05/2011	RBS	0	0	0
Buy	MXN	21,412	02/2011	JPM	60	0	60
Sell		25,059	02/2011	MSC	0	(22)	(22)
Buy	MYR	371,398	02/2011	BCLY	1,448	0	1,448
Buy	SGD	15,240	02/2011	BCLY	205	0	205
Buy		15,243	02/2011	HSBC	207	0	207
Buy		16,612	02/2011	JPM	220	0	220
Buy		16,314	02/2011	MSC	212	0	212
Buy		18,154	02/2011	UBS	238	0	238
Sell		259	03/2011	DUB	0	(2)	(2)
Buy		152,955	06/2011	DUB	1,832	0	1,832
Buy	TWD	266,354	01/2011	DUB	590	0	590
Sell		816,405	01/2011	DUB	0	(822)	(822)
Buy		163,076	01/2011	JPM	448	0	448
Buy		251,027	01/2011	MSC	650	0	650
Buy		135,948	01/2011	UBS	389	0	389
Buy		192,783	04/2011	BOA	415	0	415
Buy		951,305	04/2011	DUB	1,440	0	1,440
Buy		197,819	04/2011	JPM	391	0	391

					$38,670	$(51,280)	$(12,610)

(t)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$175,220	$0	$175,220
Corporate Bonds & Notes
Banking & Finance	0	2,037,267	5,047	2,042,314
Industrials	0	1,025,780	32,063	1,057,843
Utilities	0	173,179	2,685	175,864
Convertible Bonds & Notes
Banking & Finance	0	1,995	0	1,995
Industrials	0	42,393	0	42,393
Municipal Bonds & Notes
Arizona	0	3,026	0	3,026
California	0	399,171	0	399,171
Colorado	0	21,090	0	21,090
District of Columbia	0	158	0	158
Florida	0	11,054	0	11,054
Georgia	0	14,523	0	14,523
Illinois	0	46,469	0	46,469
Indiana	0	6,471	0	6,471
Iowa	0	386	0	386
Louisiana	0	278	0	278
Massachusetts	0	7,523	0	7,523
Michigan	0	293	0	293
Minnesota	0	8,734	0	8,734
Nevada	0	8,525	0	8,525
New York	0	87,344	0	87,344
North Carolina	0	3,188	0	3,188
Ohio	0	33,639	0	33,639
Pennsylvania	0	6,988	0	6,988
Puerto Rico	0	1,452	0	1,452
Texas	0	45,752	0	45,752
Utah	0	8,818	0	8,818
Virginia	0	563	0	563
Washington	0	11,966	0	11,966
West Virginia	0	4,029	0	4,029
U.S. Government Agencies	0	6,713,649	21,194	6,734,843
U.S. Treasury Obligations	0	3,321,019	0	3,321,019
Mortgage-Backed Securities	0	691,632	82	691,714
Asset-Backed Securities	0	134,945	77,137	212,082
Sovereign Issues	0	1,169,349	0	1,169,349
Common Stocks
Banking & Finance	2,739	0	0	2,739
Convertible Preferred Securities
Banking & Finance	453	0	0	453
Utilities	26,847	0	0	26,847
Preferred Securities
Banking & Finance	4	6,068	0	6,072
Short-Term Instruments
Corporate Bonds & Notes	0	21,997	0	21,997
Repurchase Agreements	0	22,000	0	22,000
Japan Treasury Bills	0	445,690	0	445,690
U.S. Treasury Bills	0	65,270	0	65,270
PIMCO Short-Term Floating NAV Portfolio	2,611,565	0	0	2,611,565
Purchased Options
Credit Contracts	0	843	0	843
Interest Rate Contracts	0	67,816	0	67,816
	$2,641,608	$16,847,552	$138,208	$19,627,368

Short Sales, at value	$0	$(6,057,763)	$(77,010)	$(6,134,773)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	16,419	0	16,419
Foreign Exchange Contracts	0	39,047	0	39,047
Interest Rate Contracts	22,059	139,268	0	161,327
	$22,059	$194,734	$0	$216,793

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(80,153)	0	(80,153)
Foreign Exchange Contracts	0	(51,510)	0	(51,510)
Interest Rate Contracts	(1,736)	(86,070)	0	(87,806)
	$(1,736)	$(217,733)	$0	$(219,469)

Totals	$2,661,931	$10,766,790	$61,198	$13,489,919

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,807	$0	$(11)	$0	$67	$3,184	$0	$5,047	$67
Industrials	70	6,013	0	0	0	21	25,959	0	32,063	21
Utilities	0	0	0	0	0	0	2,685	0	2,685	0
U.S. Government Agencies	11,200	19,675	(3)	698	0	1,160	0	(11,536)	21,194	1,036
Mortgage-Backed Securities	26,627	105	(1,786)	131	(7)	602	0	(25,590)	82	20
Asset-Backed Securities	0	77,400	0	0	0	(263)	0	0	77,137	(263)

	$37,897	$105,000	$(1,789)	$818	$(7)	$1,587	$31,828	$(37,126)	$138,208	$881
Short Sales, at value	$0	$(76,858)	$0	$0	$0	$(152)	$0	$0	$(77,010)	$(152)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(480)	0	0	0	1,020	(540)	0	0	0	0

	$(480)	$0	$0	$0	$1,020	$(540)	$0	$0	$0	$0

Totals	$37,417	$28,142	$(1,789)	$818	$1,013	$895	$31,828	$(37,126)	$61,198	$729

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments PIMCO

Unconstrained Tax Managed Bond Fund

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 2.5%
Ford Motor Co.
3.040% due 12/15/2013		$2,000	$1,995
Intelsat Ltd.
5.250% due 04/03/2018		1,000	1,011
International Lease Finance Corp.
6.750% due 03/17/2015		500	509
Novelis, Inc.
5.000% due 12/14/2016		2,800	2,840

Total Bank Loan Obligations (Cost $6,248)			6,355

CORPORATE BONDS & NOTES 9.2%
BANKING & FINANCE 5.7%
American General Finance Corp.
4.125% due 11/29/2013	EUR	100	112
5.750% due 09/15/2016		$100	78
American International Group, Inc.
8.250% due 08/15/2018		300	347
Banco Santander Chile
2.875% due 11/13/2012		900	905
BNP Paribas
5.186% due 06/29/2049		100	92
Capital One Capital VI
8.875% due 05/15/2040		200	210
CIT Group, Inc.
7.000% due 05/01/2013		46	47
7.000% due 05/01/2014		69	70
7.000% due 05/01/2015		69	69
7.000% due 05/01/2016		215	216
7.000% due 05/01/2017		361	363
Citigroup, Inc.
6.000% due 08/15/2017		200	217
6.125% due 11/21/2017		200	219
Countrywide Financial Corp.
5.800% due 06/07/2012		300	316
Credit Suisse
3.500% due 03/23/2015		300	308
Ford Motor Credit Co. LLC
9.875% due 08/10/2011		200	208
International Lease Finance Corp.
6.500% due 09/01/2014		1,600	1,704
6.750% due 09/01/2016		1,400	1,502
JPMorgan Chase & Co.
3.700% due 01/20/2015		800	829
Lloyds TSB Bank PLC
1.179% due 06/09/2011	EUR	100	134
12.000% due 12/29/2049		$1,100	1,202
Merrill Lynch & Co., Inc.
5.000% due 01/15/2015		100	104
5.450% due 07/15/2014		500	526
6.400% due 08/28/2017		100	106
6.750% due 05/21/2013	EUR	100	142
6.875% due 04/25/2018		$200	219
Morgan Stanley
5.950% due 12/28/2017		600	636
Royal Bank of Scotland Group PLC
4.625% due 09/22/2021	EUR	900	987
5.625% due 08/24/2020		$200	199
6.666% due 04/29/2049	CAD	100	75
6.990% due 10/29/2049		$2,050	1,589
7.640% due 03/29/2049		100	67
RZD Capital Ltd.
5.739% due 04/03/2017		500	521
SLM Corp.
5.375% due 05/15/2014		50	50
Stone Street Trust
5.902% due 12/15/2015		500	519

			14,888

INDUSTRIALS 2.5%
America Movil SAB de C.V.
6.125% due 03/30/2040		800	852
CVS Pass-Through Trust
7.507% due 01/10/2032		886	1,009
DISH DBS Corp.
6.625% due 10/01/2014		1,000	1,040
Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022		100	102
8.146% due 04/11/2018		200	232
9.250% due 04/23/2019		200	247
Harvest Operations Corp.
6.875% due 10/01/2017		100	104
HCA, Inc.
9.625% due 11/15/2016 (a)		300	322
Petrobras International Finance Co.
7.875% due 03/15/2019		100	119
Petroleos Mexicanos
5.500% due 01/21/2021		900	916
Transocean, Inc.
6.500% due 11/15/2020		900	957
UAL Pass-Through Trust
10.400% due 05/01/2018		283	327
Weyerhaeuser Co.
7.375% due 10/01/2019		200	219

			6,446

UTILITIES 1.0%
BP Capital Markets PLC
0.442% due 04/11/2011		400	400
2.750% due 02/27/2012		100	101
3.125% due 10/01/2015		300	300
3.625% due 05/08/2014		480	495
4.500% due 10/01/2020		600	600
Sprint Nextel Corp.
8.375% due 08/15/2017		600	647

			2,543

Total Corporate Bonds & Notes (Cost $22,471)			23,877

MUNICIPAL BONDS & NOTES 69.5%
ARIZONA 1.0%
Arizona State Health Facilities Authority Revenue Bonds, Series 2009
0.300% due 07/01/2035		2,000	2,000
Mesa, Arizona General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 07/01/2018		500	554

			2,554

CALIFORNIA 15.4%
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2014		3,450	3,817
5.000% due 05/01/2020		3,000	3,327
California State Educational Facilities Authority Revenue Bonds, Series 2000
0.280% due 12/01/2030		1,000	1,000
California State Educational Facilities Authority Revenue Bonds, Series 2008
0.140% due 10/01/2036		740	740
0.350% due 10/01/2026		180	180
California State General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 07/01/2015		4,400	4,799
California State General Obligation Bonds, Series 2004
0.350% due 05/01/2034		1,000	1,000
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020		600	641
7.300% due 10/01/2039		400	403
7.550% due 04/01/2039		100	104
California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036		1,000	1,027
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015		125	136
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018		500	557
California State Hartnell Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (b)		1,000	469
California State Health Facilities Financing Authority Revenue Bonds, Series 2002
0.220% due 09/01/2025		500	500
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
0.370% due 09/01/2031		1,000	1,000
California State Municipal Finance Authority Revenue Bonds, Series 2010
0.340% due 01/01/2040		1,000	1,000
California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021		1,500	1,582
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.260% due 11/01/2026		1,700	1,700
Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2025		3,000	1,271
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		500	337
Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.280% due 04/01/2033		1,400	1,400
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.360% due 07/01/2031		1,990	1,990
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.270% due 07/01/2034		2,000	2,000
0.280% due 07/01/2035		1,100	1,100
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.250% due 07/01/2024		500	534
Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2019		125	137
Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.360% due 06/01/2029		975	975
San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2009
5.000% due 11/01/2021		1,000	1,087

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,000	2,000
Santa Clara, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	486
Southern California State Public Power Authority Revenue Bonds, Series 2008
0.270% due 07/01/2020	660	660
Tustin, California Special Assessment Bonds, Series 1996
0.280% due 09/02/2013	382	382
University of California Regents Medical Center Revenue Bonds, Series 2007
0.290% due 05/15/2032	1,730	1,730

		40,071

COLORADO 2.9%
Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2029	1,980	1,980
Denver, Colorado City & County Revenue Bonds, (AGC Insured), Series 2009
0.310% due 11/15/2025	2,000	2,000
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	700	691
Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,500	1,724
Mesa County, Colorado Valley School District No. 51 General Obligation Notes, (NPFGC Insured), Series 2004
5.000% due 12/01/2013	1,000	1,106

		7,501

CONNECTICUT 0.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.240% due 07/01/2035	1,810	1,810

DISTRICT OF COLUMBIA 0.4%
District of Columbia Revenue Bonds, Series 2007
0.320% due 04/01/2041	100	100
District of Columbia Revenue Bonds, Series 2008
0.150% due 10/01/2038	1,000	1,000

		1,100

FLORIDA 2.7%
Florida State Board of Education General Obligation Notes, Series 2010
5.000% due 06/01/2019	1,000	1,120
5.000% due 06/01/2020	1,000	1,119
Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	2,238	2,238
Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.130% due 10/01/2035	500	500
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	445
Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.280% due 08/01/2022	500	500
Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,104

		7,026

GEORGIA 0.9%
Fulton County, Georgia Development Authority Revenue Notes, Series 2009
5.000% due 06/01/2014	500	545
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	2,000	1,937

		2,482

HAWAII 0.3%
Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2014	250	280
5.000% due 06/01/2017	500	577

		857

ILLINOIS 2.3%
Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	100	100
Chicago, Illinois General Obligation Bonds, Series 2002
0.320% due 01/01/2037	200	200
Chicago, Illinois Revenue Bonds, Series 2002
0.280% due 01/01/2034	400	400
Chicago, Illinois Wastewater Revenue Bonds, Series 2008
0.280% due 01/01/2039	1,000	1,000
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	1,250	1,330
Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	112
Illinois State General Obligation Notes, Series 2007
5.000% due 01/01/2014	250	263
Illinois State Regional Transportation Authority Revenue Bonds, (AGM Insured), Series 2004
5.750% due 06/01/2034	500	511
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,049
McHenry County, Illinois Community High School District No. 156 General Obligation Notes, (AGM Insured), Series 2005
5.000% due 02/01/2014	1,000	1,080

		6,045

INDIANA 0.5%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
5.966% due 01/15/2030	200	205
Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	546
Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2009
5.000% due 02/01/2015	500	551

		1,302

IOWA 0.7%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,725

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	386

MARYLAND 0.4%
University of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	945

MASSACHUSETTS 3.5%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,332
Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.300% due 09/01/2037	285	285
Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,162
Massachusetts State General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	177
Massachusetts State General Obligation Bonds, Series 2001
5.500% due 11/01/2014	1,000	1,145
Massachusetts State General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,150
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1995
0.240% due 02/15/2026	1,070	1,070
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.240% due 11/01/2049	1,400	1,400
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.300% due 12/01/2037	400	400

		9,121

MINNESOTA 1.2%
Rochester, Minnesota Revenue Bonds, Series 2008
0.300% due 11/15/2038	2,000	2,000
5.000% due 11/15/2038	1,200	1,191

		3,191

MISSISSIPPI 0.4%
Mississippi State University Educational Building Corp. Revenue Notes, (NPFGC/FGIC Insured), Series 2004
5.000% due 08/01/2013	1,000	1,075

MISSOURI 2.5%
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.330% due 09/01/2030	200	200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.280% due 10/01/2016	1,200	1,200
0.280% due 02/15/2033	2,200	2,200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.280% due 02/15/2034	195	195

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.350% due 06/01/2045	2,650	2,650

		6,445

NEBRASKA 0.7%
Nebraska State Educational Finance Authority Revenue Bonds, Series 2008
0.280% due 07/01/2035	700	700
Nebraska State Educational Finance Authority Revenue Notes, Series 2005
0.380% due 12/15/2012	1,080	1,080

		1,780

NEVADA 0.9%
Nevada State General Obligation Notes, Series 2005
5.000% due 02/01/2015	2,000	2,214

NEW HAMPSHIRE 1.6%
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.280% due 07/01/2033	1,090	1,090
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.140% due 06/01/2041	1,700	1,700
0.330% due 06/01/2031	1,500	1,500

		4,290

NEW JERSEY 1.5%
Hamilton, New Jersey General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
4.000% due 08/01/2013	1,000	1,069
New Jersey State Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,762

		3,831

NEW YORK 6.3%
Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	486
Long Island, New York Power Authority Revenue Bonds, Series 1998
0.260% due 05/01/2033	500	500
New York City, New York General Obligation Bonds, Series 1993
0.260% due 08/01/2016	2,700	2,700
0.260% due 08/01/2021	600	600
New York City, New York General Obligation Notes, Series 2005
5.000% due 08/01/2015	1,000	1,125
New York City, New York General Obligation Notes, Series 2009
5.000% due 08/01/2013	1,000	1,093
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	504
New York City, New York Transitional Finance Authority Revenue Bonds, (AGM Insured), Series 2003
5.250% due 02/01/2014	125	136
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.320% due 11/01/2022	1,100	1,100
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	543
New York State Dormitory Authority Revenue Bonds, Series 1993
5.500% due 05/15/2013	1,000	1,065
New York State Dormitory Authority Revenue Bonds, Series 2000
0.320% due 07/01/2029	190	190
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	500	485
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2014	1,735	1,916
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	109
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,639
New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,142
New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	895	980

		16,313

NORTH CAROLINA 2.1%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 06/01/2014	300	332
North Carolina State Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	500	536
North Carolina State Medical Care Commission Revenue Bonds, Series 1985
0.300% due 06/01/2015	1,965	1,965
North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	676
Wake County, North Carolina General Obligation Bonds, Series 2007
0.390% due 03/01/2026	2,000	2,000

		5,509

OHIO 6.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	500	330
6.500% due 06/01/2047	5,100	3,699
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	110
Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2015	3,425	3,813
5.000% due 09/01/2016	2,715	3,031
Ohio State Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 12/15/2015	2,295	2,617
Ohio State Water Development Authority Revenue Bonds, Series 2006
0.280% due 12/01/2033	2,000	2,000

		15,600

OKLAHOMA 0.6%
Oklahoma State Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,657

OREGON 0.2%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 06/15/2018	500	581

PENNSYLVANIA 2.2%
Geisinger, Pennsylvania Authority Revenue Bonds, Series 2002
0.180% due 11/15/2032	200	200
Pennsylvania State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	578
Pennsylvania State Higher Education Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	720
Pennsylvania State Intergovernmental Cooperative Authority Special Tax Notes, Series 2009
5.000% due 06/15/2014	250	278
Pennsylvania State Turnpike Commission Revenue Bonds, Series 2010
0.350% due 12/01/2035	1,935	1,935
Philadelphia, Pennsylvania Revenue Bonds, Series 2009
0.310% due 08/01/2031	2,000	2,000

		5,711

TENNESSEE 0.2%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	500	486

TEXAS 4.7%
Collin County, Texas General Obligation Bonds, Series 2004
5.000% due 02/15/2015	500	551
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	160
Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,087
Houston, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	254
San Antonio, Texas Revenue Notes, Series 2009
5.000% due 02/01/2019	500	572
Texas A&M University Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,136
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	800	771
5.000% due 04/01/2019	1,000	1,130
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	135
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,729
Texas State Lone Star College System General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,714
Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	527

Texas State Water Development Board Revenue Bonds, Series 2007
0.290% due 07/15/2019		2,340	2,340
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018		100	115

			12,221

UTAH 0.3%
Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041		750	715

VIRGINIA 0.5%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017		410	472
Virginia State College Building Authority Revenue Bonds, Series 2006
0.280% due 02/01/2026		100	100
Virginia State Small Business Financing Authority Revenue Bonds, Series 2008
0.280% due 07/01/2042		600	600

			1,172

WASHINGTON 5.3%
Clark County, Washington Public Utility District No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016		1,500	1,656
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036		250	252
5.250% due 01/01/2039		500	507
King County, Washington School District No. 411 General Obligation Bonds, (AGM Insured), Series 2001
5.625% due 12/01/2014		1,000	1,144
Seattle, Washington Revenue Notes, Series 2010
5.000% due 02/01/2016		2,500	2,847
5.000% due 02/01/2019		2,500	2,845
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2017		1,295	1,492
Washington State Energy Northwest Revenue Notes, Series 2010
5.000% due 07/01/2017		1,000	1,152
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020		1,000	1,135
Washington State General Obligation Notes, Series 2009
5.000% due 01/01/2013		250	270
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020		500	555

			13,855

WEST VIRGINIA 0.1%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047		195	135

WISCONSIN 0.4%
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019		125	141
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033		900	881

			1,022

Total Municipal Bonds & Notes (Cost $181,155)			180,728

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.381% due 03/25/2034		89	88
1.161% due 04/25/2032		115	117
3.500% due 01/01/2026		1,000	1,007
4.500% due 04/01/2024 - 01/01/2026		4,670	4,897

Total U.S. Government Agencies (Cost $6,091)			6,109

U.S. TREASURY OBLIGATIONS 13.7%
Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020 (d)(e)		9,327	9,563
U.S. Treasury Bonds
5.500% due 08/15/2028		3,900	4,596
6.125% due 11/15/2027		5,200	6,533
7.250% due 08/15/2022		150	203
7.875% due 02/15/2021		25	35
8.125% due 05/15/2021		92	131
U.S. Treasury Notes
2.125% due 12/31/2015		600	603
2.250% due 11/30/2017 (d)(e)		13,700	13,324
2.625% due 11/15/2020		650	613
3.250% due 05/31/2016		100	106
3.250% due 12/31/2016		24	25

Total U.S. Treasury Obligations (Cost $36,191)			35,732

MORTGAGE-BACKED SECURITIES 1.7%
Adjustable Rate Mortgage Trust
3.038% due 05/25/2035		118	118
Banc of America Funding Corp.
3.065% due 06/20/2032		116	108
5.893% due 01/20/2047		127	93
Countrywide Home Loan Mortgage Pass-Through Trust
0.503% due 10/25/2033		11	11
2.984% due 08/25/2034		80	59
Credit Suisse First Boston Mortgage Securities Corp.
2.528% due 07/25/2033		80	75
EMF-NL
1.787% due 04/17/2041	EUR	100	106
Eurosail PLC
1.737% due 10/17/2040		136	168
GSR Mortgage Loan Trust
2.574% due 06/25/2034		$140	128
5.750% due 01/25/2037		100	91
MASTR Adjustable Rate Mortgages Trust
2.516% due 05/25/2034		269	256
Mellon Residential Funding Corp.
0.690% due 08/15/2032		1,071	1,020
0.740% due 06/15/2030		256	250
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		138	107
MLCC Mortgage Investors, Inc.
1.254% due 10/25/2035		67	58
Provident Funding Mortgage Loan Trust
2.773% due 08/25/2033		262	249
Prudential Commercial Mortgage Trust
3.669% due 02/11/2036		387	388
Residential Asset Securitization Trust
6.000% due 07/25/2037		487	364
Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035		118	85
WaMu Mortgage Pass-Through Certificates
1.728% due 08/25/2042		81	74
Wells Fargo Mortgage-Backed Securities Trust
4.911% due 01/25/2035		511	516

Total Mortgage-Backed Securities (Cost $4,001)			4,324

ASSET-BACKED SECURITIES 1.6%
Bayview Financial Acquisition Trust
5.402% due 12/28/2035		109	109
Credit-Based Asset Servicing & Securitization LLC
5.303% due 12/25/2035		979	959
IXIS Real Estate Capital Trust
0.491% due 01/25/2037		200	80
JPMorgan Mortgage Acquisition Corp.
0.351% due 10/25/2036		101	99
0.401% due 10/25/2036		1,000	498
Option One Mortgage Loan Trust
5.611% due 01/25/2037		1,490	678
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		1,400	1,395
Residential Asset Securities Corp.
6.228% due 04/25/2032		32	32
WAMU Asset-Backed Certificates
0.411% due 01/25/2037		1,000	430

Total Asset-Backed Securities (Cost $3,950)			4,280

SOVEREIGN ISSUES 3.1%
Australia Government Bond
4.750% due 06/15/2016	AUD	4,100	4,066
6.000% due 02/15/2017		1,300	1,370
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	166	98
10.000% due 01/01/2017		1,700	939
Province of Ontario Canada
4.600% due 06/02/2039	CAD	1,000	1,046
Qatar Government International Bond
5.250% due 01/20/2020		$500	530

Total Sovereign Issues (Cost $7,370)			8,049

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011		10,300	91

Total Convertible Preferred Securities (Cost $92)			91

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.2%
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2011		$340	340

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $351. Repurchase proceeds are $340.)

U.S. TREASURY BILLS 0.1%
0.195% due 01/13/2011 (d)	280	280

Total Short-Term Instruments (Cost $620)		620

PURCHASED OPTIONS (g) 0.5%
(Cost $1,291)		1,204

Total Investments 104.3% (Cost $269,480)		$271,369
Written Options (h) (0.6%) (Premiums $1,487)		(1,573)
Other Assets and Liabilities (Net) (3.7%)		(9,601)

Net Assets 100.0%		$260,195

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Payment in-kind bond security.

(b)	Security becomes interest bearing at a future date.

(c)	Principal amount of security is adjusted for inflation.

(d)	Securities with an aggregate market value of $1,593 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	Securities with an aggregate market value of $753 and cash of $19 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	49	$12
90-Day Eurodollar March Futures	Long	03/2011	66	1
Euro-Bobl March Futures	Short	03/2011	39	18
Japan Government 10-Year Bond March Futures	Short	03/2011	1	(5)
U.S. Treasury 5-Year Note March Futures	Short	03/2011	207	82
U.S. Treasury 30-Year Bond March Futures	Short	03/2011	136	14

				$122

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Austria Government Bond	BNP	(1.000%	)	03/20/2015	0.891%	$800	$(4)	$(7)	$3
Sempra Energy	BCLY	(1.100%	)	03/20/2014	0.477%	100	(2)	0	(2)
Sprint Nextel Corp.	BOA	(1.000%	)	09/20/2017	3.954%	600	96	60	36

							$90	$53	$37

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2020	2.773%	$600	$94	$26	$68
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%	600	22	(5)	27
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	0.818%	200	36	7	29
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.818%	100	18	(4)	22
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.818%	300	55	3	52
Egypt Government International Bond	BCLY	1.000%	06/20/2015	2.328%	200	(10)	(14)	4
Egypt Government International Bond	CITI	1.000%	06/20/2015	2.328%	200	(11)	(14)	3
Egypt Government International Bond	DUB	1.000%	06/20/2015	2.328%	200	(11)	(15)	4
France Government Bond	DUB	0.250%	12/20/2015	1.062%	700	(27)	(16)	(11)
France Government Bond	GSC	0.250%	12/20/2015	1.062%	700	(27)	(15)	(12)
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.817%	800	1	(2)	3

						$140	$(49)	$189

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-14 5-Year Index	CITI	(5.000%	)	06/20/2015		$1,300	$(61)	$(4)	$(57)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014		99	(1)	2	(3)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015		2,700	(26)	27	(53)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		18,200	(173)	190	(363)
CMBX.NA.AAA.3 Index	GSC	(0.080%	)	12/13/2049		1,700	68	240	(172)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		2,700	112	409	(297)
iTraxx Europe 12 Index	GSC	(1.000%	)	12/20/2014	EUR	600	(3)	(10)	7

							$(84)	$854	$(938)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	4,600	$(13)	$(14)	$1
Pay	1-Year BRL-CDI	11.940%	01/02/2012	JPM		1,900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		400	2	3	(1)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		2,800	12	(8)	20
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		1,300	0	1	(1)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		500	3	4	(1)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		300	3	0	3
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		4,800	36	(1)	37
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		3,200	28	5	23
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RBS		2,300	23	0	23
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		6,800	2	0	2
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		5,100	21	(5)	26
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		2,400	16	5	11
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		5,800	91	33	58
Receive	3-Month USD-LIBOR	4.000%	06/16/2020	MSC		$13,000	(795)	(741)	(54)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	CITI		5,200	277	(4)	281
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	DUB		4,000	209	(25)	234
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	GSC		2,800	146	(16)	162
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HSBC		7,700	410	(1)	411
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	JPM		5,200	276	(4)	280
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		600	(18)	(25)	7
Receive	3-Month USD-LIBOR	3.500%	12/15/2030	RBS		4,200	296	5	291
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GSC		5,400	90	49	41
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	RBS		5,400	89	63	26
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BCLY	AUD	1,100	(31)	(5)	(26)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		700	(20)	(3)	(17)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA	EUR	800	(4)	0	(4)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GSC		1,700	(8)	(1)	(7)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MSC		800	(4)	(1)	(3)

							$1,137	$(686)	$1,823

(g)	Purchased options outstanding on December 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012		$3,900	$9	$25
Put - OTC 30-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013	EUR	2,600	333	302
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		$8,200	929	862

								$1,271	$1,189

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy /Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC iTraxx Europe 14 Index	BNP	Buy	1.200%	03/16/2011	EUR	2,700	$20	$15

(h)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	13	$5	$7
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	13	8	6

				$13	$13

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$3,900	$22	$46
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	300	2	4
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	300	2	4
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	6,600	39	90
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	8,900	69	121
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	1,200	11	15
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,100	20	26
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,200	26	28
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	2,000	21	30
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	2,500	24	32
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	1,800	18	27
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.650%	12/13/2013	8,200	502	494
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	2,100	13	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.650%	12/13/2013	8,200	545	494

							$1,314	$1,412

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.000%	03/16/2011		$2,800	$9	$7
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.500%	03/16/2011	EUR	5,400	20	13
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		6,200	45	5

							$74	$25

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus CAD	CAD	1.053	03/09/2011	$1,000	$8	$4

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium(6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000	10/11/2011	$14,700	$78	$119

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(i)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	4.000%	01/01/2041	$5,000	$5,051	$4,975
U.S. Treasury Notes	3.250%	05/31/2016	500	528	529

				$5,579	$5,504

(7)	Market value includes $2 of interest payable on short sales.

(j)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,561	01/2011	RBS	$0	$(378)	$(378)
Sell	BRL	1,243	03/2011	CITI	0	(10)	(10)
Buy	CAD	4,964	02/2011	DUB	59	0	59
Sell	CNY	8,243	01/2011	BCLY	0	(36)	(36)
Buy		8,243	01/2011	JPM	17	0	17
Buy		4,974	04/2011	CITI	8	0	8
Buy		5,627	04/2011	HSBC	8	0	8
Buy		12,510	04/2011	JPM	20	0	20
Sell		5,158	04/2011	JPM	0	(24)	(24)
Buy		4,434	06/2011	JPM	15	0	15
Buy		1,790	09/2011	RBS	6	0	6
Buy		12,001	11/2011	CITI	21	0	21
Buy		1,954	11/2011	DUB	0	(4)	(4)
Buy		3,100	02/2012	BCLY	1	0	1
Buy		2,160	02/2012	BOA	1	0	1
Buy		4,529	02/2012	CITI	1	0	1
Buy		2,177	02/2012	DUB	1	0	1
Buy		2,480	02/2012	JPM	1	0	1
Buy		12,893	02/2012	RBS	0	(9)	(9)
Buy		892	02/2012	UBS	0	0	0
Sell	EUR	4,632	01/2011	CITI	173	0	173
Sell		1,002	01/2011	CSFB	0	(14)	(14)
Sell		258	01/2011	RBC	0	(7)	(7)
Sell		1,557	01/2011	RBS	8	(17)	(9)
Sell	GBP	671	03/2011	BCLY	1	0	1
Sell		671	03/2011	DUB	1	0	1
Sell		448	03/2011	RBS	2	0	2
Buy	HKD	8,276	01/2011	DUB	0	(2)	(2)
Sell		8,276	01/2011	HSBC	0	0	0
Buy		8,276	04/2011	HSBC	1	0	1
Buy	INR	7,658	01/2011	BCLY	8	0	8
Buy		95,671	01/2011	JPM	2	0	2
Sell		73,000	01/2011	JPM	0	(35)	(35)
Buy		13,718	01/2011	MSC	15	0	15
Sell		44,047	01/2011	RBS	0	(12)	(12)
Buy		44,047	03/2011	RBS	13	0	13
Buy		73,000	05/2011	JPM	35	0	35
Sell	JPY	45,779	01/2011	GSC	0	(20)	(20)
Sell		27,249	01/2011	RBC	0	(12)	(12)
Sell		54,499	01/2011	RBS	0	(23)	(23)
Buy	KRW	621,608	01/2011	HSBC	0	(7)	(7)
Sell		1,460,267	01/2011	JPM	0	(26)	(26)
Buy		838,659	01/2011	MSC	0	(9)	(9)
Buy		224,100	05/2011	BCLY	0	(1)	(1)
Buy		2,187,600	05/2011	CITI	0	(12)	(12)
Buy		180,573	05/2011	GSC	0	0	0
Buy		423,000	05/2011	HSBC	0	(3)	(3)
Buy		2,436,167	05/2011	JPM	32	0	32
Buy		848,000	05/2011	RBS	0	0	0
Buy	MXN	363	02/2011	BCLY	1	0	1
Sell		250	02/2011	MSC	0	0	0
Buy	MYR	6,583	02/2011	BCLY	26	0	26
Buy	SGD	268	02/2011	BCLY	4	0	4
Buy		2,684	02/2011	BOA	7	0	7
Buy		268	02/2011	HSBC	4	0	4
Buy		268	02/2011	JPM	4	0	4
Buy		265	02/2011	MSC	3	0	3
Buy		267	02/2011	UBS	4	0	4
Buy	TWD	5,041	01/2011	DUB	11	0	11
Sell		15,449	01/2011	DUB	0	(16)	(16)
Buy		3,086	01/2011	JPM	8	0	8
Buy		4,750	01/2011	MSC	12	0	12
Buy		2,572	01/2011	UBS	7	0	7
Buy		4,433	04/2011	BOA	10	0	10
Buy		18,549	04/2011	DUB	29	0	29
Buy		4,548	04/2011	JPM	9	0	9

					$589	$(677)	$(88)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory(3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$6,355	$0	$6,355
Corporate Bonds & Notes
Banking & Finance	0	14,888	0	14,888
Industrials	0	6,119	327	6,446
Utilities	0	2,543	0	2,543
Municipal Bonds & Notes
Arizona	0	2,554	0	2,554
California	0	40,071	0	40,071
Colorado	0	7,501	0	7,501
Connecticut	0	1,810	0	1,810
District of Columbia	0	1,100	0	1,100
Florida	0	7,026	0	7,026
Georgia	0	2,482	0	2,482
Hawaii	0	857	0	857
Illinois	0	6,045	0	6,045
Indiana	0	1,302	0	1,302
Iowa	0	1,725	0	1,725
Kansas	0	386	0	386
Maryland	0	945	0	945
Massachusetts	0	9,121	0	9,121
Minnesota	0	3,191	0	3,191
Mississippi	0	1,075	0	1,075
Missouri	0	6,445	0	6,445
Nebraska	0	1,780	0	1,780
Nevada	0	2,214	0	2,214
New Hampshire	0	4,290	0	4,290
New Jersey	0	3,831	0	3,831
New York	0	16,313	0	16,313
North Carolina	0	5,509	0	5,509
Ohio	0	15,600	0	15,600
Oklahoma	0	1,657	0	1,657
Oregon	0	581	0	581
Pennsylvania	0	5,711	0	5,711
Tennessee	0	486	0	486
Texas	0	12,221	0	12,221
Utah	0	715	0	715
Virginia	0	1,172	0	1,172
Washington	0	13,855	0	13,855
West Virginia	0	135	0	135
Wisconsin	0	1,022	0	1,022
U.S. Government Agencies	0	6,109	0	6,109
U.S. Treasury Obligations	0	35,732	0	35,732
Mortgage-Backed Securities	0	4,324	0	4,324
Asset-Backed Securities	0	2,885	1,395	4,280
Sovereign Issues	0	8,049	0	8,049
Convertible Preferred Securities
Banking & Finance	91	0	0	91
Short-Term Instruments
Repurchase Agreements	0	340	0	340
U.S. Treasury Bills	0	280	0	280
Purchased Options
Credit Contracts	0	15	0	15
Interest Rate Contracts	0	1,189	0	1,189
	$91	$269,556	$1,722	$271,369

Short Sales, at value	$0	$(5,504)	$0	$(5,504)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	258	0	258
Foreign Exchange Contracts	0	589	0	589
Interest Rate Contracts	127	1,937	0	2,064
	$127	$2,784	$0	$2,911

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(995)	0	(995)
Foreign Exchange Contracts	0	(681)	0	(681)
Interest Rate Contracts	(5)	(1,539)	(119)	(1,663)

	$(5)	$(3,215)	$(119)	$(3,339)

Totals	$213	$263,621	$1,603	$265,437

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)

Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$327	$0	$327	$0
Mortgage-Backed Securities	104	0	0	1	0	1	0	(106)	0	0
Asset-Backed Securities	0	1,400	0	0	0	(5)	0	0	1,395	(5)

	$104	$1,400	$0	$1	$0	$(4)	$327	$(106)	$1,722	$(5)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	0	0	(77)	0	0	(42)	0	0	(119)	(42)
Credit Contracts	(9)	0	0	0	21	(12)	0	0	0	0

	$(9)	$0	$(77)	$0	$21	$(54)	$0	$0	$(119)	$(42)

Totals	$95	$1,400	$(77)	$1	$21	$(58)	$327	$(106)	$1,603	$(47)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Asset-Backed Securities Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 4.5%
BANKING & FINANCE 1.4%
American International Group, Inc.
5.850% due 01/16/2018	$3,000	$3,102
Charlotte Gateway Village LLC
6.410% due 12/01/2016	1,291	1,351
General Electric Capital Corp.
6.875% due 01/10/2039	1,000	1,160
Preferred Term Securities XIII Ltd.
0.852% due 03/24/2034	2,034	1,241
Prudential Financial, Inc.
6.625% due 12/01/2037	1,000	1,115

		7,969

INDUSTRIALS 3.1%
CVS Pass-Through Trust
5.880% due 01/10/2028	1,748	1,778
Masco Corp.
5.875% due 07/15/2012	5,000	5,244
Northwest Airlines Pass-Through Trust
0.766% due 02/06/2015	1,362	1,280
Times Square Hotel Trust
8.528% due 08/01/2026	6,702	7,406
UAL Pass-Through Trust
6.636% due 01/02/2024	1,738	1,742

		17,450

Total Corporate Bonds & Notes (Cost $24,939)		25,419

MUNICIPAL BONDS & NOTES 0.5%
WEST VIRGINIA 0.5%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,785	2,630

Total Municipal Bonds & Notes (Cost $3,561)		2,630

U.S. GOVERNMENT AGENCIES 24.1%
Fannie Mae
0.391% due 03/25/2036	208	194
0.501% due 08/25/2031 - 05/25/2032	394	359
0.611% due 12/25/2016 - 11/25/2032	11	11
0.681% due 09/17/2027	7	7
0.711% due 02/25/2033	313	315
0.731% due 06/25/2021 - 10/25/2021	77	77
0.771% due 10/25/2031	42	42
0.781% due 01/25/2020 - 03/25/2022	126	127
0.831% due 12/25/2021	26	26
0.861% due 11/18/2031	20	20
0.911% due 11/25/2031	359	364
0.981% due 04/25/2022	20	21
1.031% due 05/25/2022	41	42
1.131% due 05/25/2018 - 10/25/2020	105	107
1.181% due 08/25/2023	58	60
1.261% due 04/25/2032	37	38
1.281% due 12/25/2023	75	77
1.431% due 10/25/2022 - 09/25/2023	50	51
1.530% due 03/01/2044 - 10/01/2044	228	227
1.629% due 02/01/2033	507	519
1.730% due 11/01/2030 - 10/01/2040	148	151
1.750% due 12/25/2023	94	96
2.029% due 06/01/2033	59	61
2.117% due 09/01/2033	94	97
2.171% due 07/01/2035	96	100
2.248% due 08/01/2033	148	153
2.272% due 09/01/2033	24	25
2.297% due 12/01/2035	58	59
2.319% due 03/01/2035	89	91
2.324% due 12/01/2033	2	2
2.328% due 02/01/2035	53	55
2.333% due 11/01/2035	15	15
2.342% due 11/01/2034	97	101
2.345% due 11/01/2032	166	173
2.349% due 01/01/2035	49	51
2.355% due 03/01/2030	18	18
2.377% due 10/01/2032	29	31
2.384% due 04/01/2018	11	11
2.390% due 12/25/2021	8	9
2.397% due 09/01/2030	39	41
2.435% due 02/01/2035	79	81
2.440% due 03/01/2027	54	56
2.450% due 08/01/2033	72	76
2.475% due 08/01/2032	29	31
2.479% due 05/01/2034	110	114
2.488% due 09/01/2033	29	30
2.500% due 03/01/2029 - 09/01/2032	114	118
2.516% due 04/01/2033	49	51
2.520% due 03/01/2033	5	6
2.525% due 01/01/2033	50	50
2.580% due 07/01/2033	58	60
2.585% due 11/01/2034	8	8
2.590% due 05/01/2033	188	196
2.610% due 07/01/2033	46	48
2.631% due 05/25/2035	1,012	1,042
2.636% due 10/01/2034	26	27
2.655% due 07/01/2034	57	57
2.683% due 03/01/2032	46	48
2.687% due 04/01/2034	15	16
2.705% due 03/01/2035	41	43
2.715% due 05/01/2031	13	14
2.770% due 09/01/2033	51	53
2.815% due 06/01/2033	47	49
2.820% due 11/01/2024	95	100
2.884% due 10/01/2033	16	16
2.904% due 10/01/2026 - 11/01/2040	152	154
2.908% due 09/01/2033	5	5
2.915% due 09/01/2033	70	70
2.939% due 09/01/2033	81	85
3.129% due 06/01/2033	148	154
3.220% due 10/01/2031	35	35
3.226% due 08/01/2035	116	121
3.263% due 05/01/2025	23	23
3.375% due 09/01/2015 - 10/01/2028	69	71
3.387% due 12/01/2028	16	17
3.415% due 12/01/2017	29	30
3.423% due 01/01/2029	16	16
3.424% due 01/01/2017	21	21
3.475% due 10/01/2017	16	16
3.885% due 05/01/2036	117	117
4.000% due 11/25/2033 - 01/01/2041	12,085	12,024
4.250% due 10/01/2027 - 03/25/2033	21	21
4.500% due 01/01/2011 - 09/25/2018	14	15
4.500% due 05/01/2040 (g)	25,897	26,817
4.756% due 03/01/2035	113	118
4.958% due 12/01/2014	7	7
5.000% due 06/25/2023 - 11/25/2032	508	539
5.001% due 12/01/2036	124	130
5.010% due 11/01/2019	23	23
5.020% due 02/01/2018	8	8
5.050% due 12/01/2017	11	11
5.115% due 03/01/2019	19	19
5.138% due 01/01/2015	17	17
5.145% due 08/01/2018	30	30
5.370% due 08/25/2043	721	779
5.451% due 01/01/2037	68	71
5.500% due 04/25/2017 - 01/01/2041	46,875	50,145
5.628% due 04/01/2036	141	151
5.639% due 12/01/2036	114	120
5.681% due 05/01/2036	53	56
5.846% due 12/01/2036	114	120
5.850% due 09/16/2028	13	13
5.954% due 04/01/2036	18	18
6.000% due 03/25/2016	53	56
6.250% due 02/01/2011	437	439
6.440% due 07/01/2036	734	811
6.500% due 06/25/2028	74	82
6.509% due 05/25/2037 (b)	8,233	1,283
6.510% due 08/01/2036	1,044	1,154
6.770% due 01/18/2029	137	141
7.000% due 02/01/2019 - 07/25/2042	125	139
7.500% due 08/25/2021 - 07/25/2022	110	126
7.875% due 11/01/2018	13	14
8.500% due 05/01/2017 - 04/01/2032	336	387
9.375% due 04/01/2016	106	121
15.319% due 08/25/2021	62	85
Farmer Mac
7.526% due 01/25/2012	267	267
Federal Housing Administration
7.430% due 03/01/2021	4	4
Freddie Mac
0.196% due 05/04/2011 (e)	2,049	2,050
0.350% due 04/01/2011 (e)	20,119	20,128
0.372% due 03/09/2011 (e)	350	350
0.510% due 10/15/2032	47	47
0.521% due 08/25/2031	164	159
0.610% due 12/15/2029	43	43
0.621% due 10/25/2029	2	2
0.710% due 12/15/2031	17	17
0.762% due 02/15/2024	61	61
0.810% due 08/15/2031	77	78
0.862% due 04/15/2022	12	12
0.962% due 03/15/2020	41	41
1.012% due 06/15/2022	43	43
1.247% due 05/15/2023	75	75
1.262% due 02/15/2021	17	17
1.412% due 05/15/2023	24	24
1.542% due 10/25/2044 - 02/25/2045	757	742
1.742% due 07/25/2044	1,872	1,836
1.875% due 02/01/2017	5	5

2.090% due 09/25/2023	809	791
2.230% due 10/15/2022	26	28
2.367% due 10/01/2034	88	91
2.411% due 03/01/2028	10	11
2.446% due 01/01/2035	83	86
2.456% due 02/01/2035	94	97
2.482% due 12/01/2033	177	184
2.487% due 11/01/2034	133	139
2.490% due 11/01/2023	8	8
2.500% due 11/01/2034	157	164
2.511% due 08/01/2029	2	2
2.514% due 10/01/2033	9	10
2.515% due 09/01/2028	27	27
2.520% due 09/01/2035	36	37
2.552% due 02/01/2022	12	13
2.568% due 09/01/2033	187	195
2.575% due 02/01/2026	14	15
2.576% due 01/01/2035	23	24
2.583% due 04/01/2032	177	184
2.598% due 04/01/2033	10	10
2.599% due 03/01/2034	103	107
2.603% due 04/01/2034	75	78
2.611% due 02/01/2035	157	165
2.625% due 08/01/2032	8	9
2.646% due 02/01/2035	47	49
2.651% due 11/01/2027	104	109
2.682% due 03/01/2032	134	141
2.713% due 03/01/2030	46	46
2.746% due 02/01/2035	94	97
2.749% due 08/01/2023	27	28
2.830% due 08/01/2030	84	88
2.870% due 03/01/2033	16	16
2.951% due 01/01/2032	13	13
2.961% due 04/01/2032	126	133
3.022% due 09/01/2035	75	79
3.212% due 03/01/2025	77	80
3.433% due 07/01/2037	98	102
3.972% due 04/01/2035	186	193
4.000% due 10/15/2033	265	256
4.151% due 01/01/2035	82	86
4.500% due 08/15/2017 - 11/15/2025	245	253
5.000% due 02/15/2011 - 02/15/2036	793	796
5.168% due 02/01/2036	74	76
5.440% due 05/01/2026	37	37
5.500% due 05/15/2036	128	139
5.561% due 04/01/2036	85	90
5.815% due 08/01/2031	212	221
6.500% due 10/15/2013 - 07/25/2043	139	157
7.000% due 06/15/2029	100	110
7.500% due 02/15/2023 - 01/15/2031	43	49
8.000% due 03/15/2023	73	73
9.250% due 11/15/2019	12	14
9.500% due 04/15/2020	15	16
16.679% due 09/15/2014	10	12
Ginnie Mae
0.661% due 02/20/2029	4	4
2.625% due 09/20/2028 - 09/20/2033	290	297
2.875% due 11/20/2031	18	19
3.000% due 09/20/2018 - 01/20/2034	65	67
3.125% due 10/20/2026 - 10/20/2033	139	143
3.250% due 02/20/2030	140	144
3.375% due 04/20/2017 - 05/20/2032	329	340
4.000% due 04/20/2016 - 04/20/2019	28	29

Total U.S. Government Agencies (Cost $135,681)		136,517

U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Notes
1.250% due 08/31/2015	37,000	35,991
2.375% due 08/31/2014	1,600	1,658
3.125% due 10/31/2016	90,100	94,000
9.875% due 11/15/2015 (e)(h)	14,800	20,301

Total U.S. Treasury Obligations (Cost $152,632)		151,950

MORTGAGE-BACKED SECURITIES 43.1%
American Home Mortgage Investment Trust
2.261% due 02/25/2045	336	302
2.457% due 06/25/2045	246	199
Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	88	89
Banc of America Funding Corp.
5.495% due 01/26/2037	312	315
5.893% due 01/20/2047	64	46
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2033	502	481
2.840% due 05/25/2033	330	328
2.870% due 06/25/2034	417	397
2.874% due 12/25/2033	467	448
3.157% due 11/25/2034	347	277
3.219% due 11/25/2033	142	142
3.230% due 10/25/2035	3,431	2,890
3.596% due 02/25/2033	132	113
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 10/25/2035	448	403
2.775% due 08/25/2033	70	69
2.926% due 01/25/2034	241	239
2.960% due 07/25/2034	3	2
3.048% due 05/25/2034	31	29
3.051% due 10/25/2034	283	256
3.102% due 02/25/2033	24	22
3.200% due 02/25/2034	910	815
3.209% due 05/25/2033	818	518
3.315% due 04/25/2034	2,067	1,747
3.325% due 10/25/2034	301	236
3.435% due 04/25/2034	289	263
3.516% due 11/25/2030	29	29
4.530% due 05/25/2034	76	75
5.326% due 05/25/2047	2,751	2,084
5.666% due 02/25/2036	600	447
Bear Stearns Alt-A Trust
2.648% due 12/25/2033	1,369	1,286
2.734% due 03/25/2035	259	188
2.810% due 01/25/2036	1,744	965
2.875% due 05/25/2035	328	257
2.992% due 08/25/2036 (a)	1,532	796
3.579% due 02/25/2036	39	19
6.046% due 08/25/2036	4,300	2,844
Bear Stearns Commercial Mortgage Securities
0.370% due 03/15/2019	3,729	3,670
0.910% due 03/15/2019	2,500	1,732
Bear Stearns Mortgage Securities, Inc.
2.581% due 06/25/2030	102	103
Bear Stearns Structured Products, Inc.
1.261% due 03/25/2037	816	726
2.360% due 01/26/2036	2,836	1,862
5.339% due 12/26/2046	1,843	1,298
Bella Vista Mortgage Trust
0.511% due 05/20/2045	128	77
Carey Commercial Mortgage Trust
5.970% due 09/20/2019	516	525
CBA Commercial Small Balance Commercial Mortgage
0.541% due 12/25/2036	636	497
CC Mortgage Funding Corp.
0.849% due 01/25/2035	1,264	627
Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2032	1,000	980
Chase Mortgage Finance Corp.
5.398% due 01/25/2036	378	170
Citicorp Mortgage Securities, Inc.
2.060% due 11/25/2018	29	29
Citigroup Mortgage Loan Trust, Inc.
0.591% due 12/25/2034	678	608
1.061% due 08/25/2035	557	368
2.680% due 12/25/2035	393	379
2.820% due 12/25/2035	150	137
2.930% due 08/25/2035	649	616
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	390	303
Commercial Mortgage Pass-Through Certificates
0.486% due 02/05/2019	360	348
5.479% due 02/05/2019	3,000	2,963
8.015% due 08/15/2033	1,500	1,498
Community Program Loan Trust
4.500% due 10/01/2018	1,250	1,258
4.500% due 04/01/2029	500	474
Countrywide Alternative Loan Trust
0.451% due 09/25/2046	2,009	1,219
0.451% due 11/25/2046	159	96
0.456% due 12/20/2046	6,806	3,584
0.461% due 07/20/2046	3,372	1,582
0.471% due 03/20/2046	1,073	621
0.471% due 07/20/2046	2,938	1,379
0.511% due 05/25/2035	444	223
0.531% due 02/25/2036	407	225
0.541% due 12/25/2035	594	423
0.551% due 11/25/2035	161	93
0.571% due 10/25/2035	228	153
0.581% due 11/20/2035	1,124	675
0.591% due 10/25/2035	194	119
0.661% due 03/25/2034	49	49
0.761% due 05/25/2035	1,437	1,125
0.761% due 09/25/2047	96	21
1.031% due 11/25/2035	7,283	4,304
1.302% due 08/25/2046	4,637	2,583
1.328% due 02/25/2036	1,742	1,211
4.250% due 03/25/2034	285	285
4.250% due 02/25/2035	244	239
5.500% due 08/25/2034	161	162
5.500% due 03/25/2036	165	133
5.750% due 03/25/2037	1,500	1,111
5.859% due 08/25/2036	842	840
6.000% due 10/25/2032	8	8
6.250% due 12/25/2033	493	504
6.250% due 08/25/2037	917	662
6.500% due 11/25/2031	475	498
Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 04/25/2035	155	106
0.561% due 03/25/2035	123	80
0.581% due 03/25/2035	6,079	3,870

0.601% due 02/25/2035	165	126
0.651% due 02/25/2035	412	144
0.661% due 08/25/2018	106	104
0.721% due 09/25/2034	609	191
0.761% due 03/25/2034	44	41
0.801% due 02/25/2035	577	488
2.162% due 06/19/2031	11	10
2.920% due 02/20/2035	13	11
2.984% due 08/25/2034	585	458
3.000% due 02/19/2034	57	29
3.017% due 02/20/2036	873	700
3.025% due 07/19/2033	280	253
3.034% due 02/19/2034	75	72
3.037% due 05/19/2033	51	49
3.431% due 04/25/2035	448	104
3.614% due 02/25/2034	396	352
4.500% due 10/25/2018	380	384
5.000% due 11/25/2018	171	175
5.250% due 02/20/2036	542	362
5.500% due 08/25/2033	719	553
Credit Suisse First Boston Mortgage Securities Corp.
0.882% due 03/25/2032	121	104
2.528% due 07/25/2033	97	91
2.585% due 06/25/2033	834	798
2.807% due 10/25/2033	597	527
3.496% due 12/25/2032	135	111
5.500% due 11/25/2035	798	609
5.750% due 04/25/2033	133	136
6.250% due 07/25/2035	1,248	1,209
6.500% due 04/25/2033	50	50
7.000% due 02/25/2033	50	53
Credit Suisse Mortgage Capital Certificates
5.226% due 08/27/2037	334	334
5.383% due 02/15/2040	500	509
5.509% due 04/15/2047	2,000	2,074
5.588% due 07/27/2036	949	950
Credit-Based Asset Servicing & Securitization LLC
5.970% due 10/25/2036	2,633	2,763
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500	513
Downey Savings & Loan Association Mortgage Loan Trust
1.268% due 04/19/2047	1,816	1,249
Drexel Burnham Lambert CMO Trust
1.011% due 05/01/2016	44	44
First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034	5,032	4,564
2.519% due 11/25/2035	4,645	3,367
2.604% due 03/25/2035	501	353
First Horizon Asset Securities, Inc.
2.811% due 02/25/2035	453	422
First Republic Mortgage Loan Trust
0.610% due 11/15/2031	735	673
0.741% due 06/25/2030	76	74
GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	500	520
6.500% due 05/15/2035	9	9
GMAC Mortgage Corp. Loan Trust
3.440% due 05/25/2035	75	66
5.500% due 09/25/2034	4	4
Greenpoint Mortgage Funding Trust
0.471% due 04/25/2036	573	350
0.481% due 06/25/2045	535	360
0.491% due 06/25/2045	502	330
Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	476	411
Greenwich Capital Acceptance, Inc.
3.400% due 06/25/2024	47	45
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	50	53
GS Mortgage Securities Corp. II
0.356% due 03/06/2020	484	472
0.636% due 03/06/2020	4,500	4,189
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,931	1,953
8.000% due 09/19/2027	897	911
GSR Mortgage Loan Trust
0.611% due 01/25/2034	82	67
2.820% due 09/25/2035	82	76
2.864% due 09/25/2035	156	153
2.964% due 01/25/2036	1,490	1,241
GSRPM Mortgage Loan Trust
0.961% due 01/25/2032	253	235
Harborview Mortgage Loan Trust
0.441% due 07/19/2046	2,190	1,352
0.451% due 02/19/2046	1,063	649
0.481% due 05/19/2035	642	422
0.501% due 03/19/2036	773	479
0.611% due 01/19/2035	102	68
0.631% due 02/19/2034	68	62
2.421% due 11/19/2034	85	72
2.506% due 08/19/2034	545	423
3.189% due 12/19/2035	88	66
3.504% due 06/19/2045	183	112
HSI Asset Securitization Corp. Trust
0.581% due 07/25/2035	328	265
Impac CMB Trust
1.161% due 10/25/2033	640	568
Impac Secured Assets CMN Owner Trust
0.321% due 03/25/2037	359	343
0.611% due 05/25/2036	354	307
0.691% due 08/25/2036	2,552	1,269
1.201% due 11/25/2034	96	84
Indymac ARM Trust
1.959% due 01/25/2032	21	16
Indymac Index Mortgage Loan Trust
0.451% due 09/25/2046	1,513	906
0.471% due 06/25/2047	49	1
0.501% due 04/25/2035	454	310
0.541% due 03/25/2035	366	263
0.561% due 06/25/2037 (a)	350	139
0.581% due 02/25/2035	1,902	1,301
1.481% due 09/25/2034	356	203
2.690% due 12/25/2034	2,851	2,105
Indymac Loan Trust
0.481% due 01/25/2011	42	11
JPMorgan Alternative Loan Trust
0.761% due 06/27/2037	11,220	9,580
JPMorgan Chase Commercial Mortgage Securities Corp.
0.710% due 07/15/2019	1,000	810
JPMorgan Mortgage Trust
2.881% due 06/25/2035	491	430
4.862% due 04/25/2035	163	154
5.139% due 10/25/2035	500	353
5.428% due 10/25/2035	218	187
JPMorgan Re-REMIC
5.332% due 04/20/2036	770	772
5.628% due 07/27/2037	208	204
5.630% due 01/27/2047	872	870
6.000% due 02/27/2037	1,432	1,464
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	30	34
LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035	842	847
LB Mortgage Trust
8.454% due 01/20/2017	143	146
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	100	103
MASTR Adjustable Rate Mortgages Trust
0.591% due 12/25/2034	1,782	1,244
2.411% due 12/25/2033	157	115
4.485% due 01/25/2034	4	3
MASTR Asset Securitization Trust
5.500% due 06/25/2033	985	1,021
5.500% due 09/25/2033	2,088	2,133
Mellon Residential Funding Corp.
0.610% due 11/15/2031	51	49
0.740% due 06/15/2030	444	434
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500	511
Merrill Lynch Mortgage Investors, Inc.
2.604% due 08/25/2033	577	116
MLCC Mortgage Investors, Inc.
0.571% due 08/25/2028	52	50
0.581% due 10/25/2028	631	603
0.631% due 03/25/2028	127	113
1.707% due 10/25/2035	80	73
2.106% due 01/25/2029	120	116
2.340% due 04/25/2035	153	149
Morgan Stanley Capital I
0.321% due 10/15/2020	16	15
5.191% due 11/14/2042	1,090	1,175
5.692% due 04/15/2049	500	519
5.731% due 07/12/2044	3,000	3,259
Morgan Stanley Mortgage Loan Trust
0.531% due 09/25/2035	63	48
2.794% due 10/25/2034	254	241
Morgan Stanley Re-REMIC Trust
5.807% due 08/15/2045	2,900	3,105
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034	1,391	1,409
Ocwen Residential MBS Corp.
6.845% due 06/25/2039 (a)	129	5
Prudential Securities Secured Financing Corp.
0.000% due 05/25/2022	77	75
RBSCF Trust
6.068% due 09/17/2039	1,266	1,340
RBSSP Resecuritization Trust
5.302% due 12/26/2036	7,459	7,439
Residential Accredit Loans, Inc.
0.451% due 04/25/2046	3,102	1,996
0.471% due 04/25/2046	194	85
0.661% due 10/25/2045	4,326	2,434
3.694% due 09/25/2034	37	37
Residential Asset Mortgage Products, Inc.
7.000% due 06/25/2032	29	30
Residential Asset Securitization Trust
0.611% due 10/25/2018	133	121
0.711% due 02/25/2034	274	256
Residential Funding Mortgage Securities I
0.661% due 07/25/2018	117	109
5.500% due 12/25/2034	1,300	1,245
5.602% due 02/25/2036	258	180
6.500% due 03/25/2032	2	2
SACO I, Inc.
7.000% due 08/25/2036	25	26

Salomon Brothers Mortgage Securities VII, Inc.
0.761% due 05/25/2032	113	95
2.856% due 12/25/2030	1,602	1,660
3.200% due 09/25/2033	30	30
8.500% due 05/25/2032	588	551
Sequoia Mortgage Trust
0.491% due 02/20/2035	502	447
0.571% due 11/20/2034	139	131
0.611% due 10/19/2026	229	198
0.641% due 10/20/2027	89	81
0.661% due 10/20/2027	153	147
0.941% due 10/20/2027	582	481
0.972% due 05/20/2034	1,721	1,579
1.027% due 02/20/2034	556	408
1.928% due 06/20/2034	165	147
1.958% due 08/20/2034	375	335
2.321% due 09/20/2032	24	23
Structured Adjustable Rate Mortgage Loan Trust
0.601% due 08/25/2035	2,220	1,888
0.751% due 06/25/2034	1,066	850
1.742% due 01/25/2035	708	415
2.770% due 02/25/2034	498	265
2.817% due 03/25/2034	304	297
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	6	6
0.541% due 02/25/2036	765	465
0.571% due 12/25/2035	810	500
0.611% due 03/19/2034	713	363
0.861% due 07/19/2034	2,282	1,188
1.101% due 10/19/2033	175	157
4.780% due 05/02/2030	197	159
Structured Asset Securities Corp.
1.899% due 02/25/2032	4	3
2.509% due 10/25/2031	47	47
2.588% due 06/25/2033	1,450	1,388
2.754% due 07/25/2032	24	23
2.769% due 06/25/2033	528	447
2.810% due 06/25/2032	19	2
5.500% due 07/25/2033	80	82
6.943% due 11/25/2032	13	13
7.500% due 10/25/2036	2,900	2,888
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	381	376
Travelers Mortgage Services, Inc.
2.601% due 09/25/2018	58	58
UBS Commercial Mortgage Trust
1.160% due 07/15/2024	5,369	5,056
Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/2020	73	69
0.351% due 09/15/2021	8,158	7,952
0.381% due 09/15/2021	1,000	919
0.455% due 10/15/2041 (b)	87,965	1,664
Wachovia Mortgage Loan Trust LLC
5.427% due 10/20/2035	2,472	2,366
WaMu Mortgage Pass-Through Certificates
0.021% due 12/19/2039	571	317
0.521% due 11/25/2045	1,209	1,024
0.531% due 12/25/2045	2,400	2,080
0.551% due 07/25/2045	1,094	952
0.551% due 10/25/2045	303	258
0.571% due 01/25/2045	2,023	1,743
0.581% due 07/25/2045	4,492	3,837
0.610% due 11/25/2034	238	211
0.620% due 11/25/2034	43	34
0.640% due 10/25/2044	2,163	1,805
0.670% due 06/25/2044	198	149
0.670% due 07/25/2044	169	136
0.750% due 07/25/2044	135	84
0.801% due 12/25/2027	6,778	6,018
1.328% due 02/25/2046	911	705
1.398% due 01/25/2046	2,332	1,942
1.538% due 05/25/2041	329	319
1.708% due 11/25/2041	176	151
1.728% due 06/25/2042	663	558
1.728% due 08/25/2042	935	851
1.728% due 04/25/2044	667	538
2.370% due 03/25/2033	627	600
2.606% due 01/25/2033	444	430
2.624% due 04/25/2033	344	188
2.700% due 06/25/2033	18	17
2.707% due 06/25/2034	445	433
2.717% due 08/25/2033	49	32
2.770% due 09/25/2035	300	271
2.904% due 02/27/2034	1,537	1,572
2.913% due 11/25/2041	16	14
5.000% due 02/25/2037	3,342	2,645
5.721% due 02/25/2037	1,671	1,304
Washington Mutual MSC Mortgage Pass-Through Certificates
0.755% due 01/25/2018	87	86
2.470% due 12/25/2032	603	590
2.766% due 02/25/2033	62	58
2.799% due 11/25/2030	97	87
5.750% due 03/25/2033	826	847
6.000% due 03/25/2033	453	463
Wells Fargo Mortgage-Backed Securities Trust
0.761% due 07/25/2037	2,169	1,800
2.736% due 12/25/2034	593	569
2.748% due 01/25/2035	200	198
2.872% due 05/25/2035	578	470
2.893% due 10/25/2035	15	14
3.142% due 02/25/2033	12	12
3.425% due 03/25/2036	3,848	3,423
3.426% due 03/25/2036	128	111
4.468% due 11/25/2033	602	623
5.402% due 07/25/2036	1,202	969

Total Mortgage-Backed Securities (Cost $259,106)		244,063

ASSET-BACKED SECURITIES 44.4%
Aames Mortgage Investment Trust
0.661% due 10/25/2035	1,276	1,240
ABFS Mortgage Loan Trust
0.761% due 04/25/2034	180	169
6.785% due 07/15/2033	2,000	1,400
Access Group, Inc.
1.588% due 10/27/2025	2,270	2,322
Accredited Mortgage Loan Trust
0.311% due 02/25/2037	64	64
0.471% due 12/25/2035	45	44
ACE Securities Corp.
0.351% due 06/25/2037	464	453
1.311% due 12/25/2033	1,150	951
AFC Home Equity Loan Trust
0.531% due 04/25/2028	534	380
0.861% due 06/25/2028	876	643
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,359	1,346
American Home Mortgage Investment Trust
0.441% due 08/25/2035	29	8
American Residential Eagle Certificate Trust
1.261% due 05/25/2028	453	433
Ameriquest Mortgage Securities, Inc.
0.481% due 12/25/2035	115	110
1.611% due 02/25/2033	2,271	1,831
AMMC CDO
0.539% due 08/08/2017	6,350	6,004
Amortizing Residential Collateral Trust
0.531% due 06/25/2032	54	46
0.541% due 01/25/2032	45	35
0.841% due 07/25/2032	20	19
0.961% due 08/25/2032	17	14
Amresco Residential Securities Mortgage Loan Trust
0.756% due 06/25/2028	126	99
0.816% due 06/25/2027	255	240
0.816% due 09/25/2027	528	436
Argent Securities, Inc.
0.751% due 10/25/2035	1,000	373
0.961% due 10/25/2033	2,905	2,366
Asset-Backed Funding Certificates
0.321% due 01/25/2037	63	62
0.371% due 10/25/2036	217	216
0.611% due 06/25/2034	6,115	5,008
0.681% due 03/25/2035	4,791	4,208
0.941% due 04/25/2033	1,036	836
1.281% due 03/25/2032	1,280	1,104
4.420% due 06/25/2035	102	102
Asset-Backed Securities Corp. Home Equity
0.780% due 06/15/2031	161	145
1.610% due 04/15/2033	126	107
Bayview Financial Acquisition Trust
5.500% due 12/28/2035	155	151
Bayview Financial Asset Trust
0.661% due 12/25/2039	410	292
Bear Stearns Asset-Backed Securities Trust
0.331% due 12/25/2036	578	536
0.341% due 10/25/2036	234	220
0.381% due 05/25/2037	157	150
0.411% due 08/25/2036	40	39
0.591% due 01/25/2036	191	190
0.661% due 10/27/2032	36	33
0.711% due 12/25/2033	2,079	1,862
0.751% due 06/25/2036	1,100	650
0.761% due 09/25/2034	336	253
0.851% due 06/25/2043	1,654	1,491
0.921% due 10/25/2032	106	94
0.941% due 09/25/2035 (g)	3,318	3,099
1.011% due 11/25/2042	305	276
1.261% due 10/25/2037	5,397	1,542
1.261% due 11/25/2042	59	52
1.461% due 10/25/2032	338	302
1.511% due 08/25/2037	5,010	3,592
1.861% due 10/25/2037	1,500	531
3.221% due 10/25/2036	2,676	1,892
3.433% due 07/25/2036	1,969	947
5.000% due 01/25/2034	153	158
5.250% due 10/25/2033	1,719	1,702
5.500% due 06/25/2034	1,737	1,727
5.500% due 12/25/2035	607	523
Bear Stearns Second Lien Trust
1.061% due 12/25/2036	5,000	459
Carrington Mortgage Loan Trust
0.311% due 10/25/2036	109	108
0.741% due 10/25/2035	1,000	609
CDC Mortgage Capital Trust
0.881% due 01/25/2033	49	37
1.311% due 01/25/2033	1,070	804

Centex Home Equity
0.741% due 06/25/2034	19	16
0.951% due 09/25/2034	321	178
5.160% due 09/25/2034	1,448	1,241
Chase Funding Mortgage Loan Asset-Backed Certificates
0.801% due 04/25/2033	4	3
0.841% due 11/25/2034	4	3
4.515% due 02/25/2014	187	188
4.537% due 09/25/2032	7	4
CIT Group Home Equity Loan Trust
0.911% due 12/25/2031	791	401
CIT Mortgage Loan Trust
1.511% due 10/25/2037	400	285
Citigroup Mortgage Loan Trust, Inc.
0.341% due 01/25/2037	127	100
0.371% due 08/25/2036	567	514
5.550% due 08/25/2035	500	268
5.629% due 08/25/2035	2,777	1,501
Conseco Finance
0.960% due 08/15/2033	161	120
Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,714	1,353
Conseco Financial Corp.
6.180% due 04/01/2030	906	920
6.220% due 03/01/2030	2,988	3,169
6.240% due 12/01/2028	175	173
6.450% due 06/01/2030	14	14
6.530% due 04/01/2030	648	659
6.760% due 03/01/2030	260	276
6.810% due 12/01/2028	3,313	3,438
6.860% due 03/15/2028	21	23
6.860% due 07/15/2029	263	277
6.870% due 04/01/2030	40	41
7.070% due 01/15/2029	47	49
7.140% due 03/15/2028	340	357
7.140% due 01/15/2029	151	158
7.290% due 03/15/2028	174	185
7.360% due 02/15/2029	23	24
7.550% due 01/15/2029	1,373	1,451
7.620% due 06/15/2028	86	90
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037	21	21
0.311% due 07/25/2037	499	484
0.341% due 03/25/2037	1,743	1,718
0.341% due 06/25/2037	87	86
0.341% due 10/25/2047	337	333
0.371% due 10/25/2046	68	67
0.421% due 02/25/2036	6	6
0.441% due 09/25/2036	1,315	1,116
0.451% due 06/25/2036	1,011	880
0.491% due 09/25/2034	101	95
0.541% due 04/25/2034	8	7
0.601% due 05/25/2036	15	11
0.631% due 12/25/2034	57	50
0.631% due 04/25/2036	579	325
0.651% due 11/25/2034	1,478	1,305
0.721% due 05/25/2046	3,058	1,926
0.731% due 11/25/2033	147	130
0.741% due 12/25/2031	147	77
0.761% due 09/25/2032	366	304
0.761% due 05/25/2035	26	26
0.861% due 11/25/2033	29	24
0.881% due 09/25/2033	285	240
0.911% due 10/25/2034	5,946	3,176
0.941% due 06/25/2033	23	16
1.161% due 05/25/2032	425	387
5.125% due 12/25/2034	3,873	1,365
5.413% due 01/25/2034	142	94
5.775% due 05/25/2036	500	219
Credit Suisse First Boston Mortgage Securities Corp.
0.621% due 05/25/2044	88	86
0.881% due 01/25/2032	13	10
Credit-Based Asset Servicing & Securitization LLC
0.321% due 04/25/2037	1,564	1,105
0.691% due 01/25/2036	1,000	8
0.701% due 04/25/2036	176	156
1.161% due 11/25/2033	1,977	1,817
2.361% due 01/25/2031	100	99
5.028% due 08/25/2035	309	310
5.303% due 12/25/2035	395	387
Denver Arena Trust
6.940% due 11/15/2019	1,102	1,032
EMC Mortgage Loan Trust
0.711% due 12/25/2042	1,971	1,201
1.011% due 08/25/2040	1,019	695
Encore Credit Corp.
4.011% due 07/25/2033	9	9
Equifirst Mortgage Loan Trust
3.750% due 09/25/2033	1,055	1,028
Equity One ABS, Inc.
0.511% due 07/25/2034	76	52
0.561% due 04/25/2034	1,290	1,008
0.601% due 07/25/2034	5	4
First Alliance Mortgage Loan Trust
0.471% due 09/20/2027	22	10
2.500% due 10/25/2024	4	4
8.020% due 03/20/2031	16	13
First Franklin Mortgage Loan Asset-Backed Certificates
0.321% due 10/25/2036	970	948
0.371% due 06/25/2036	500	476
0.371% due 12/25/2037	835	579
0.881% due 11/25/2031	164	133
First NLC Trust
0.331% due 08/25/2037	432	296
Fremont Home Loan Trust
0.371% due 02/25/2036	78	77
GMAC Mortgage Corp. Loan Trust
1.011% due 02/25/2031	709	598
Greenpoint Manufactured Housing
7.590% due 11/15/2028	21	22
GSAA Trust
0.531% due 06/25/2035	495	391
GSAMP Trust
0.381% due 01/25/2047	76	75
0.411% due 10/25/2036	6,750	445
0.611% due 01/25/2045	293	230
1.086% due 03/25/2034	2,357	1,992
1.236% due 08/25/2033	46	32
GSRPM Mortgage Loan Trust
0.381% due 03/25/2035	370	366
Home Equity Asset Trust
0.321% due 05/25/2037	1,005	973
0.351% due 08/25/2037	190	185
0.411% due 10/25/2036	100	43
0.861% due 11/25/2032	1	1
1.056% due 07/25/2034	726	555
1.181% due 02/25/2033	1	1
Home Equity Mortgage Trust
0.441% due 05/25/2036	963	889
5.300% due 05/25/2036	135	54
5.821% due 04/25/2035	316	211
HSBC Asset Loan Obligation
0.321% due 12/25/2036	68	62
HSBC Home Equity Loan Trust
0.371% due 03/20/2036	23	23
0.411% due 03/20/2036	3,322	3,114
0.421% due 01/20/2036	148	137
0.441% due 01/20/2036	1,222	1,130
0.551% due 01/20/2034	326	298
0.791% due 01/20/2034	693	632
HSI Asset Securitization Corp. Trust
0.311% due 12/25/2036	903	868
IMC Home Equity Loan Trust
7.310% due 11/20/2028	77	77
Indymac Home Equity Loan Asset-Backed Trust
1.611% due 07/25/2034	1,000	832
Indymac Residential Asset-Backed Trust
0.421% due 07/25/2037	275	185
Irwin Home Equity Corp.
1.611% due 02/25/2029	679	574
JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036	245	238
0.321% due 05/25/2037	828	771
0.331% due 01/25/2037	2,822	2,712
0.341% due 08/25/2036	4	1
0.371% due 08/25/2036	2,300	1,092
Keystone Owner Trust
7.930% due 05/25/2025	8	8
L.A. Arena Funding LLC
7.656% due 12/15/2026	2,430	2,516
Lake Country Mortgage Loan Trust
0.791% due 12/25/2032	571	566
Lehman XS Trust
0.411% due 04/25/2037	227	162
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034	76	63
0.591% due 01/25/2046	47	25
0.731% due 08/25/2035	2,500	2,161
0.961% due 03/25/2032	1	1
1.686% due 03/25/2032	752	488
Loomis Sayles CBO
0.518% due 10/26/2020	2,955	2,654
Madison Avenue Manufactured Housing Contract
1.711% due 03/25/2032	1,500	1,458
Massachusetts Educational Financing Authority
1.238% due 04/25/2038	2,779	2,791
MASTR Asset-Backed Securities Trust
0.341% due 05/25/2037	2,781	2,683
0.411% due 05/25/2037	500	356
0.761% due 12/25/2034 (a)	1,000	765
1.086% due 10/25/2034	1,234	1,109
MASTR Specialized Loan Trust
1.111% due 05/25/2037	630	37
Merrill Lynch First Franklin Mortgage Loan Trust
1.761% due 10/25/2037	758	516
Merrill Lynch Mortgage Investors, Inc.
0.321% due 10/25/2037	379	101
0.341% due 09/25/2037	130	38
0.351% due 06/25/2037	775	432
Mid-State Trust
6.005% due 08/15/2037	3,520	3,481
8.330% due 04/01/2030	671	694
Morgan Stanley ABS Capital I
0.321% due 05/25/2037	692	601
0.361% due 11/25/2036	4,867	3,924
0.411% due 06/25/2036	278	247
0.441% due 01/25/2036	1,315	1,192
0.581% due 11/25/2035	3,746	3,187

1.461% due 06/25/2033	581	516
1.861% due 08/25/2034	982	571
2.261% due 07/25/2037	1,250	183
Morgan Stanley Dean Witter Capital I
2.736% due 01/25/2032	952	492
Morgan Stanley Home Equity Loan Trust
0.311% due 12/25/2036	228	223
Morgan Stanley IXIS Real Estate Capital Trust
0.371% due 11/25/2036	3,000	1,372
Morgan Stanley Mortgage Loan Trust
0.421% due 11/25/2036	2,310	285
Nationstar Home Equity Loan Trust
0.321% due 06/25/2037	40	39
0.381% due 04/25/2037	80	78
New Century Home Equity Loan Trust
0.441% due 05/25/2036	803	564
0.521% due 06/25/2035	9	8
1.911% due 06/20/2031	2,181	2,077
Newcastle Investment Trust
4.500% due 07/10/2035	4,062	4,188
Nomura Asset Acceptance Corp.
0.571% due 01/25/2036	2,571	501
Novastar Home Equity Loan
0.361% due 03/25/2037	204	197
1.041% due 05/25/2033	9	7
Oakwood Mortgage Investors, Inc.
0.635% due 03/15/2018	340	298
Option One Mortgage Loan Trust
0.661% due 02/25/2035	131	114
0.761% due 08/20/2030	9	8
0.791% due 05/25/2034	35	28
0.801% due 06/25/2032	5	4
0.861% due 04/25/2033	39	32
Origen Manufactured Housing
0.500% due 05/15/2032	10	9
4.750% due 08/15/2021	1,338	1,349
Park Place Securities, Inc.
0.851% due 02/25/2035	2,000	1,967
0.961% due 10/25/2034	1,000	463
People’s Choice Home Loan Securities Trust
0.691% due 05/25/2035	1,200	1,104
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	5,800	5,780
Popular ABS Mortgage Pass-Through Trust
0.351% due 06/25/2047	3,257	2,966
6.085% due 01/25/2036	208	134
Renaissance Home Equity Loan Trust
0.761% due 12/25/2033	235	202
0.881% due 03/25/2033	30	27
1.361% due 09/25/2037	1,093	887
1.461% due 08/25/2032	1,372	1,003
4.934% due 08/25/2035	140	119
Residential Asset Mortgage Products, Inc.
0.331% due 02/25/2037	210	210
0.381% due 05/25/2037	769	744
0.661% due 06/25/2047	1,500	682
1.041% due 02/25/2033	7	4
1.461% due 09/25/2047	1,405	1,076
5.707% due 08/25/2034 (a)	2,990	965
5.741% due 07/25/2034	2,000	1,214
5.942% due 04/25/2034	1,544	1,203
Residential Asset Securities Corp.
0.321% due 01/25/2037	23	23
0.331% due 02/25/2037	247	243
0.371% due 04/25/2037	1,776	1,741
0.691% due 03/25/2035	6,140	3,962
0.791% due 01/25/2035	153	112
0.841% due 06/25/2033	151	75
7.140% due 04/25/2032 (a)	616	35
Residential Funding Mortgage Securities II, Inc.
0.551% due 12/25/2032	8	6
6.230% due 06/25/2037	5,000	1,236
7.420% due 04/25/2031	77	75
8.850% due 03/25/2025	40	39
SACO I, Inc.
0.321% due 05/25/2036	29	26
0.441% due 05/25/2036	2,704	293
0.471% due 03/25/2036	1,957	620
0.521% due 06/25/2036 (a)	688	264
1.011% due 07/25/2035	3,708	1,307
Salomon Brothers Mortgage Securities VII, Inc.
0.741% due 03/25/2028	194	183
Saxon Asset Securities Trust
0.761% due 03/25/2032	536	451
0.781% due 08/25/2032	40	39
0.801% due 03/25/2035	33	24
Securitized Asset-Backed Receivables LLC Trust
0.311% due 10/25/2036	1,648	647
0.591% due 10/25/2035	323	290
SLC Student Loan Trust
1.202% due 06/15/2021	10,700	10,756
SLM Student Loan Trust
0.288% due 04/25/2017	4	4
1.188% due 07/25/2023	14,600	14,729
1.502% due 12/15/2033	4,000	4,067
1.788% due 04/25/2023	7,745	8,004
Soundview Home Equity Loan Trust
0.451% due 02/25/2036	37	35
0.521% due 12/25/2035	3,688	3,322
0.561% due 11/25/2035	115	109
South Carolina Student Loan Corp.
1.296% due 09/03/2024	600	595
Specialty Underwriting & Residential Finance
0.681% due 12/25/2035	136	135
1.061% due 10/25/2035	536	321
Structured Asset Investment Loan Trust
0.311% due 07/25/2036	94	94
1.111% due 12/25/2034	517	322
Structured Asset Securities Corp.
0.311% due 10/25/2036	165	164
0.311% due 02/25/2037	214	210
0.341% due 01/25/2037	579	566
0.351% due 06/25/2037	1,680	1,517
0.381% due 10/25/2036	586	577
0.551% due 01/25/2033	1,540	1,406
0.611% due 12/25/2034	729	710
0.661% due 05/25/2034	20	18
0.911% due 05/25/2034	87	80
0.961% due 08/25/2037	30	30
1.311% due 01/25/2033	107	67
1.753% due 04/25/2035	692	526
3.375% due 08/25/2031	344	316
Trapeza CDO I LLC
1.093% due 11/16/2034	1,000	301
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	1,142
Vanderbilt Mortgage Finance
5.840% due 02/07/2026	230	234
6.210% due 05/07/2026	1,175	1,212
7.905% due 02/07/2026	243	250
Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036	433	295
Wells Fargo Home Equity Trust
0.491% due 10/25/2035	924	921
WMC Mortgage Loan Pass-Through Certificates
1.086% due 03/20/2029	45	42

Total Asset-Backed Securities (Cost $309,893)		251,371

SOVEREIGN ISSUES 0.4%
Korea Housing Finance Corp.
4.125% due 12/15/2015	2,500	2,526

Total Sovereign Issues (Cost $2,497)		2,526

SHORT-TERM INSTRUMENTS 4.4%
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2011	995	995

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,017. Repurchase proceeds are $995.)
U.S. TREASURY BILLS 2.7%
0.147% due 01/06/2011 - 06/16/2011 (c)(e)(f)	15,160	15,157

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.6%
	908,894	9,104

Total Short-Term Instruments (Cost $25,256)		25,256

Total Investments 148.2% (Cost $913,565)		$839,732
Other Assets and Liabilities (Net) (48.2%)		(273,294)

Net Assets 100.0%		$566,438

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Interest only security.

(c)	Coupon represents a weighted average yield.

(d)	Affiliated to the Portfolio.

(e)	Securities with an aggregate market value of $37,742 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(f)	Securities with an aggregate market value of $1,939 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $104,387 at a weighted average interest rate of 0.556%. On December 31, 2010, securities valued at $19,825 were pledged as collateral for reverse repurchase agreements.

(h)	Securities with an aggregate market value of $540 have been pledged as collateral for futures contracts on December 31, 2010. On December 31, 2010 there were no open futures contracts.

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	RBS	(0.800%	)	01/25/2034	$1,003	$560	$0	$560
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	RBS	(0.700%	)	05/25/2033	2,500	620	0	620
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	1,000	250	0	250
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	1,211	1,144	0	1,144
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	JPM	(0.450%	)	06/25/2030	1,265	350	0	350
LB-UBS Commercial Mortgage Trust 5.587% due 09/15/2040	JPM	(1.170%	)	09/15/2040	1,000	735	0	735
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(1.190%	)	02/25/2034	175	85	0	85
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	CSFB	(3.375%	)	07/25/2032	659	610	66	544
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	1,000	704	0	704
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(1.390%	)	12/27/2033	174	77	0	77
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.250% due 05/25/2035	DUB	(1.100%	)	05/25/2035	2,000	1,921	0	1,921
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	DUB	(2.650%	)	03/25/2035	3,571	3,403	0	3,403
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	JPM	(3.000%	)	09/25/2034	778	716	0	716
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	590	0	590
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	182	134	0	134
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	500	142	0	142

						$12,041	$66	$11,975

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	1.050%	07/25/2034	$530	$(157)	$(132)	$(25)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%	01/25/2035	793	(547)	(539)	(8)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%	09/25/2034	1,000	(408)	(340)	(68)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	GSC	1.860%	01/25/2034	1,003	(532)	0	(532)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	GSC	3.150%	05/25/2033	2,500	(435)	0	(435)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%	09/25/2034	928	(267)	(288)	21
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%	08/25/2034	1,000	(369)	(330)	(39)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%	06/25/2035	1,000	(323)	(300)	(23)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%	07/25/2035	1,000	(380)	(350)	(30)
GSAMP Trust 1-Month USD-LIBOR plus 0.490% due 09/25/2035	GSC	0.490%	09/25/2035	2,000	(760)	(700)	(60)
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	MSC	1.815%	06/25/2030	1,265	(328)	0	(328)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	1.050%	10/25/2034	816	(404)	(261)	(143)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	MSC	3.375%	07/25/2032	659	(610)	(79)	(531)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.500% due 07/25/2033	BOA	6.250%	07/25/2033	479	(428)	0	(428)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%	06/25/2035	1,000	(358)	(340)	(18)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.520% due 02/25/2035	GSC	0.520%	02/25/2035	962	(388)	(433)	45
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%	10/25/2034	1,000	(323)	(300)	(23)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%	12/25/2034	1,000	(379)	(320)	(59)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	MSC	3.030%	03/25/2035	3,571	(3,389)	0	(3,389)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	5.000%	09/25/2034	778	(697)	0	(697)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%	11/25/2034	836	(273)	(234)	(39)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%	09/25/2036	1,000	(680)	(450)	(230)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%	04/25/2035	1,000	(503)	(550)	47
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%	09/25/2035	2,000	(858)	(1,100)	242
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.510% due 08/25/2035	GSC	0.510%	08/25/2035	1,500	(1,244)	(1,125)	(119)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.650% due 09/25/2034	GSC	0.650%	09/25/2034	270	(127)	(108)	(19)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%	04/25/2034	78	(40)	(31)	(9)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%	11/25/2034	278	(249)	(261)	12
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%	04/25/2034	297	(79)	(104)	25

					$(15,535)	$(8,675)	$(6,860)

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.094%	$3,000	$(534)	$(295)	$(239)
Masco Corp.	BOA	(0.610%	)	09/20/2012	1.173%	5,000	47	0	47

							$(487)	$(295)	$(192)

Credit Default Swaps on Corporate Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	MLP	0.850%	12/20/2012	0.928%	$10,000	$(12)	$0	$(12)
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%	3,000	(73)	(202)	129

						$(85)	$(202)	$117

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.140%	)	12/20/2012	$11,200	$70	$0	$70

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AA.06-2 Index	DUB	0.170%	05/25/2046	$259	$(213)	$(104)	$(109)
ABX.HE.AA.07-1 Index	CSFB	0.150%	08/25/2037	22,193	(20,765)	(18,864)	(1,901)
ABX.HE.AAA.06-1 Index	BOA	0.180%	07/25/2045	3,781	(456)	(662)	206
ABX.HE.AAA.06-1 Index	GSC	0.180%	07/25/2045	3,782	(455)	(444)	(11)
CDX.HY-8 5-Year Index 35-100%	BCLY	0.787%	06/20/2012	2,407	26	0	26
CDX.HY-8 5-Year Index 35-100%	BCLY	1.465%	06/20/2012	4,815	102	0	102
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	1,926	10	0	10
CDX.HY-8 5-Year Index 35-100%	CITI	0.630%	06/20/2012	4,815	41	0	41
CDX.HY-8 5-Year Index 35-100%	CITI	0.830%	06/20/2012	9,629	111	0	111
CDX.HY-8 5-Year Index 35-100%	MLP	0.910%	06/20/2012	2,407	30	0	30
CDX.HY-9 5-Year Index 35-100%	MLP	1.140%	12/20/2012	9,627	177	0	177
CDX.HY-9 5-Year Index 35-100%	MLP	1.442%	12/20/2012	4,814	118	0	118
CDX.IG-5 10-Year Index 10-15%	MSC	0.460%	12/20/2015	8,000	(712)	0	(712)

					$(21,986)	$(20,074)	$(1,912)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	$38,600	$715	$1,217	$(502)
Pay	3-Month USD-LIBOR	4.000%	12/15/2020	MSC	27,100	1,556	2,057	(501)

						$2,271	$3,274	$(1,003)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$5,377	$2,592	$7,969
Industrials	0	14,428	3,022	17,450
Municipal Bonds & Notes
West Virginia	0	2,630	0	2,630
U.S. Government Agencies	0	136,229	288	136,517
U.S. Treasury Obligations	0	151,950	0	151,950
Mortgage-Backed Securities	0	243,906	157	244,063
Asset-Backed Securities	0	234,993	16,378	251,371
Sovereign Issues	0	2,526	0	2,526
Short-Term Instruments
Repurchase Agreements	0	995	0	995
U.S. Treasury Bills	0	15,157	0	15,157
PIMCO Short-Term Floating NAV Portfolio	9,104	0	0	9,104
	$9,104	$808,191	$22,437	$839,732

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	13,184	250	13,434
	$0	$13,184	$250	$13,434

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(10,236)	0	(10,236)
Interest Rate Contracts	0	(1,003)	0	(1,003)

	$0	$(11,239)	$0	$(11,239)

Totals	$9,104	$810,136	$22,687	$841,927

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,274	$0	$(129)	$(5)	$(5)	$217	$1,240	$0	$2,592	$199
Industrials	1,066	0	(79)	0	0	293	1,742	0	3,022	273
U.S. Government Agencies	316	0	(28)	(1)	0	1	0	0	288	0
Mortgage-Backed Securities	7,409	22	(6,940)	(1)	47	106	11	(497)	157	4
Asset-Backed Securities	8,980	5,800	(44)	68	0	264	1,347	(37)	16,378	228

	$19,045	$5,822	$(7,220)	$61	$42	$881	$4,340	$(534)	$22,437	$704

Financial Derivative Instruments (7) - Assets
Credit Contracts	$1,767	$0	$0	$0	$0	$(927)	$0	$(590)	$250	$(138)

Totals	$20,812	$5,822	$(7,220)	$61	$42	$(46)	$4,340	$(1,124)	$22,687	$566

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Developing Local Markets Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
AUSTRALIA 3.2%
CORPORATE BONDS & NOTES 3.2%
Macquarie Bank Ltd.
2.600% due 01/20/2012		$9,000	$9,174
Suncorp Group Ltd.
1.789% due 07/16/2012		16,300	16,644

Total Australia (Cost $25,748)			25,818

BRAZIL 17.8%
SOVEREIGN ISSUES 17.8%
Brazil Government International Bond
9.500% due 01/24/2011	EUR	20,000	26,868
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	38,960	23,054
10.000% due 01/01/2017		166,845	92,159

Total Brazil (Cost $132,786)			142,081

CAYMAN ISLANDS 0.1%
ASSET-BACKED SECURITIES 0.1%
Atrium CDO Corp.
0.718% due 06/27/2015		$423	402

Total Cayman Islands (Cost $422)			402

CHILE 0.5%
CORPORATE BONDS & NOTES 0.5%
Banco Santander Chile
1.539% due 04/20/2012		$3,700	3,700

Total Chile (Cost $3,700)			3,700

COLOMBIA 2.1%
SOVEREIGN ISSUES 2.1%
Colombia Government International Bond
2.092% due 11/16/2015		$3,600	3,645
10.750% due 01/15/2013		11,100	12,987

Total Colombia (Cost $16,913)			16,632

EGYPT 0.2%
BANK LOAN OBLIGATIONS 0.2%
Petroleum Export Ltd.
3.319% due 12/07/2012		$1,900	1,895

CORPORATE BONDS & NOTES 0.0%
5.265% due 06/15/2011		52	52

Total Egypt (Cost $1,952)			1,947

EL SALVADOR 1.1%
SOVEREIGN ISSUES 1.1%
El Salvador Government International Bond
8.500% due 07/25/2011		$8,600	8,944

Total El Salvador (Cost $8,816)			8,944

KAZAKHSTAN 0.3%
CORPORATE BONDS & NOTES 0.3%
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$2,287	2,407

Total Kazakhstan (Cost $2,424)			2,407

MEXICO 3.3%
CORPORATE BONDS & NOTES 0.1%
Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016	MXN	10,000	831

SOVEREIGN ISSUES 3.2%
Mexico Government International Bond
9.000% due 12/22/2011		300,000	25,347

Total Mexico (Cost $24,548)			26,178

PERU 1.0%
SOVEREIGN ISSUES 1.0%
Peru Government International Bond
9.125% due 02/21/2012		$7,000	7,644

Total Peru (Cost $7,634)			7,644

POLAND 0.4%
SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.250% due 07/03/2012		$2,800	2,986

Total Poland (Cost $2,988)			2,986

QATAR 0.6%
CORPORATE BONDS & NOTES 0.6%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		$4,800	5,035

Total Qatar (Cost $5,038)			5,035

RUSSIA 1.9%
CORPORATE BONDS & NOTES 1.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012		$4,800	5,051
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		813	843
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		2,000	2,272
VTB Bank Via VTB Capital S.A.
6.609% due 10/31/2012		6,400	6,824

Total Russia (Cost $14,825)			14,990

SOUTH AFRICA 1.6%
SOVEREIGN ISSUES 1.6%
South Africa Government International Bond
7.375% due 04/25/2012		$11,900	12,852

Total South Africa (Cost $12,841)			12,852

SPAIN 1.2%
CORPORATE BONDS & NOTES 1.2%
Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		$10,000	9,888

Total Spain (Cost $10,000)			9,888

TUNISIA 0.8%
SOVEREIGN ISSUES 0.8%
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	500	715
7.375% due 04/25/2012		$5,200	5,577

Total Tunisia (Cost $6,253)			6,292

UNITED STATES 29.7%
ASSET-BACKED SECURITIES 0.4%
ACE Securities Corp.
0.311% due 08/25/2036		$25	23
0.311% due 12/25/2036		12	11
0.351% due 06/25/2037		23	23
Asset-Backed Funding Certificates
0.611% due 06/25/2034		305	250
Bear Stearns Asset-Backed Securities Trust
1.261% due 10/25/2037		814	540
Carrington Mortgage Loan Trust
0.311% due 01/25/2037		16	16
0.361% due 06/25/2037		493	448
Citigroup Mortgage Loan Trust, Inc.
0.321% due 05/25/2037		50	48
0.321% due 07/25/2045		83	68
Countrywide Asset-Backed Certificates
0.341% due 10/25/2047		34	33
0.441% due 09/25/2036		94	80
Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		10	9
0.381% due 07/25/2037		374	336
First NLC Trust
0.331% due 08/25/2037		275	188
GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036		5	2
GSAMP Trust
0.331% due 10/25/2036		1	1
0.331% due 12/25/2036		18	13
Home Equity Asset Trust
0.321% due 05/25/2037		17	17
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		12	9
0.311% due 12/25/2036		17	16
0.321% due 05/25/2037		69	68
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		1	1
JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047		91	71
0.341% due 08/25/2036		3	1
0.341% due 03/25/2037		42	40
0.371% due 08/25/2036		329	156
Lehman ABS Mortgage Loan Trust
0.351% due 06/25/2037		65	27
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		62	51
MASTR Asset-Backed Securities Trust
0.341% due 05/25/2037		33	32
Merrill Lynch Mortgage Investors, Inc.
0.341% due 09/25/2037		12	3
Morgan Stanley ABS Capital I
0.311% due 11/25/2036		1	1
0.321% due 05/25/2037		47	41
New Century Home Equity Loan Trust
0.441% due 05/25/2036		62	43
Popular ABS Mortgage Pass-Through Trust
0.351% due 06/25/2047		69	62
Securitized Asset-Backed Receivables LLC Trust
0.321% due 12/25/2036		43	16
0.341% due 11/25/2036		20	8
SLM Student Loan Trust
0.438% due 01/25/2017		7	7
WAMU Asset-Backed Certificates
0.311% due 01/25/2037		9	9
Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		21	14

			2,782

CORPORATE BONDS & NOTES 2.9%
Ally Financial, Inc.
1.750% due 10/30/2012		6,300	6,414
7.250% due 03/02/2011		2,700	2,717
Bear Stearns Cos. LLC
5.300% due 10/30/2015		100	109
5.500% due 08/15/2011		100	103
6.950% due 08/10/2012		500	546
General Electric Capital Corp.
0.356% due 08/15/2011		200	200
2.625% due 12/28/2012		6,300	6,537

International Business Machines Corp.
0.868% due 07/28/2011		3,000	3,011
JPMorgan Chase & Co.
1.264% due 09/26/2013	EUR	300	392
Lehman Brothers Holdings, Inc.
5.316% due 04/05/2011 (a)		2,142	680
Morgan Stanley
0.539% due 01/09/2012		$2,500	2,499

			23,208

MORTGAGE-BACKED SECURITIES 1.4%
Adjustable Rate Mortgage Trust
2.996% due 09/25/2035		249	190
American Home Mortgage Investment Trust
1.957% due 09/25/2045		41	36
Banc of America Funding Corp.
5.893% due 01/20/2047		382	278
Banc of America Mortgage Securities, Inc.
2.767% due 07/25/2034		136	126
5.356% due 02/25/2036		78	62
Bear Stearns Adjustable Rate Mortgage Trust
3.200% due 02/25/2034		246	220
4.565% due 04/25/2034		98	90
5.326% due 05/25/2047		116	88
Bear Stearns Alt-A Trust
0.421% due 02/25/2034		41	32
2.810% due 01/25/2036		581	322
Bear Stearns Structured Products, Inc.
2.360% due 01/26/2036		1,353	888
5.339% due 12/26/2046		790	556
Chase Mortgage Finance Corp.
5.373% due 03/25/2037		51	43
Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035		188	178
2.930% due 08/25/2035		224	119
5.549% due 07/25/2046		51	36
Countrywide Alternative Loan Trust
5.724% due 02/25/2037		125	92
Countrywide Home Loan Mortgage Pass-Through Trust
5.837% due 09/25/2047		16	12
Credit Suisse First Boston Mortgage Securities Corp.
2.585% due 06/25/2033		380	364
Deutsche ALT-A Securities, Inc.
0.351% due 08/25/2037		20	20
First Horizon Asset Securities, Inc.
2.924% due 08/25/2035		252	206
Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033		300	258
GSR Mortgage Loan Trust
2.964% due 01/25/2036		53	41
Harborview Mortgage Loan Trust
2.986% due 07/19/2035		556	469
5.518% due 08/19/2036		14	12
Indymac Index Mortgage Loan Trust
2.690% due 12/25/2034		176	130
Luminent Mortgage Trust
0.441% due 12/25/2036		49	30
Merrill Lynch Floating Trust
0.330% due 06/15/2022		40	39
Merrill Lynch Mortgage Investors, Inc.
0.471% due 02/25/2036		1,295	1,002
Merrill Lynch Mortgage-Backed Securities Trust
5.406% due 04/25/2037		43	32
MLCC Mortgage Investors, Inc.
0.511% due 11/25/2035		517	454
1.254% due 10/25/2035		288	251
Provident Funding Mortgage Loan Trust
2.773% due 08/25/2033		212	202
Residential Funding Mortgage Securities I
3.274% due 09/25/2035		281	206
Sequoia Mortgage Trust
2.604% due 01/20/2047		23	19
2.823% due 04/20/2035		261	245
Structured Adjustable Rate Mortgage Loan Trust
2.604% due 07/25/2034		752	684
2.633% due 01/25/2035		263	212
2.714% due 08/25/2035		170	138
Structured Asset Mortgage Investments, Inc.
0.511% due 07/19/2035		1,466	1,299
0.591% due 10/19/2034		474	434
Structured Asset Securities Corp.
2.497% due 06/25/2033		466	418
2.856% due 10/25/2035		23	19
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037		1	1
WaMu Mortgage Pass-Through Certificates
0.481% due 07/25/2046		389	80
2.700% due 06/25/2033		151	145
2.785% due 03/25/2034		258	244
5.141% due 01/25/2037		42	32
5.299% due 04/25/2037		29	22
5.302% due 12/25/2036		83	64
5.415% due 12/25/2036		26	20
5.530% due 05/25/2037		59	48
5.854% due 09/25/2036		36	28
Wells Fargo Mortgage-Backed Securities Trust
4.967% due 12/25/2034		177	174
5.402% due 07/25/2036		61	49

			11,459

U.S. GOVERNMENT AGENCIES 2.8%
Fannie Mae
0.761% due 06/25/2027		8,669	8,747
0.811% due 06/25/2027		7,990	8,068
1.530% due 06/01/2043 - 07/01/2044		59	59
5.000% due 02/25/2017		11	11
Freddie Mac
0.541% due 09/25/2031		175	166
5.000% due 07/15/2014		4,400	4,936

			21,987

U.S. TREASURY OBLIGATIONS 22.2%
U.S. Treasury Notes
0.375% due 08/31/2012		93,900	93,746
1.125% due 06/30/2011 (d)		66,283	66,599
2.375% due 08/31/2014		15,900	16,474

			176,819

Total United States (Cost $239,326)			236,255

SHORT-TERM INSTRUMENTS 33.6%
COMMERCIAL PAPER 3.5%
Mexico Cetes
4.603% due 03/24/2011	MXN	350,000	28,041

CORPORATE BONDS & NOTES 0.4%
Banco Santander Brasil S.A.
2.596% due 12/29/2011		$3,000	2,924

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/03/2011		$229	229

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $234. Repurchase proceeds are $229.)
U.S. TREASURY BILLS 0.5%
0.147% due 01/13/2011 - 06/09/2011 (b)(d)		3,610	3,608

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 29.2%
		23,229,600	232,668

Total Short-Term Instruments (Cost $267,491)			267,470

Total Investments 99.4% (Cost $783,705)			$791,521
Other Assets and Liabilities (Net) 0.6%			4,491

Net Assets 100.0%			$796,012

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Affiliated to the Portfolio.

(d)	Securities with an aggregate market value of $4,778 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM	BRL	55,000	$468	$0	$468
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	4,000	47	0	47
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		2,550	20	0	20
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		2,550	21	0	21

							$556	$0	$556

(f)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	83,489	02/2011	HSBC	$0	$(1,960)	$(1,960)
Sell		55,328	02/2011	JPM	0	(1,700)	(1,700)
Buy		149,474	02/2011	MSC	2,683	0	2,683
Buy		150,000	02/2011	RBS	2,742	0	2,742
Sell		198,321	02/2011	UBS	0	(2,015)	(2,015)
Buy		23,599	03/2011	CITI	198	0	198
Buy		17,000	03/2011	MSC	111	0	111
Buy		198,321	04/2011	UBS	2,020	0	2,020
Buy	CNY	19,722	01/2011	BOA	23	0	23
Sell		26,000	01/2011	DUB	0	(39)	(39)
Buy		42,973	01/2011	JPM	30	0	30
Sell		71,820	01/2011	JPM	0	(133)	(133)
Buy		35,124	01/2011	MSC	40	0	40
Buy		280,118	04/2011	BCLY	176	(57)	119
Buy		52,966	04/2011	CSFB	36	0	36
Buy		11,254	04/2011	HSBC	7	0	7
Buy		19,875	04/2011	MSC	15	0	15
Buy		7,162	06/2011	DUB	0	(25)	(25)
Buy		26,000	02/2012	DUB	0	(36)	(36)
Buy		71,820	02/2012	JPM	0	(42)	(42)
Sell	EUR	560	01/2011	BNP	0	(14)	(14)
Sell		21,450	01/2011	CITI	1,161	0	1,161
Buy		102	01/2011	HSBC	0	(1)	(1)
Sell	IDR	12,864,050	07/2011	BCLY	10	0	10
Buy		136,000,000	07/2011	CITI	0	(274)	(274)
Sell		13,189,000	07/2011	CITI	1	0	1
Sell		16,763,200	07/2011	HSBC	5	0	5
Buy		70,814,000	07/2011	JPM	0	(102)	(102)
Buy		44,820,000	10/2011	CITI	0	(84)	(84)
Buy		137,000,000	10/2011	DUB	0	(232)	(232)
Buy		244,759,800	10/2011	RBS	0	(515)	(515)
Buy	INR	619,651	03/2011	BCLY	0	(18)	(18)
Buy		345,000	03/2011	RBS	0	(42)	(42)
Sell	JPY	91,972	01/2011	GSC	0	(40)	(40)
Sell		54,746	01/2011	RBC	0	(24)	(24)
Sell		109,491	01/2011	RBS	0	(46)	(46)
Buy	KRW	29,289,000	01/2011	HSBC	0	(213)	(213)
Sell		62,857,500	01/2011	JPM	0	(924)	(924)
Buy		33,568,500	01/2011	MSC	0	(445)	(445)
Buy		1,254,100	05/2011	BCLY	0	(18)	(18)
Buy		12,229,300	05/2011	CITI	0	(160)	(160)
Buy		1,010,602	05/2011	GSC	0	(5)	(5)
Buy		2,366,000	05/2011	HSBC	0	(34)	(34)
Buy		68,315,400	05/2011	JPM	837	(30)	807
Buy		4,745,000	05/2011	RBS	0	(36)	(36)
Buy	MXN	287,264	02/2011	BCLY	1,465	0	1,465
Buy		207,686	02/2011	BOA	317	0	317
Buy		101,379	02/2011	CITI	110	0	110
Sell		342,894	02/2011	CITI	0	(184)	(184)
Buy		4,169	02/2011	DUB	22	0	22
Buy		1,420	02/2011	JPM	0	0	0
Buy		351,932	02/2011	MSC	496	0	496
Buy		321,766	02/2011	RBS	69	0	69
Sell		66,121	02/2011	RBS	27	0	27
Buy	MYR	47,890	02/2011	BCLY	66	0	66
Buy		16,790	02/2011	CITI	16	0	16
Buy		29,540	02/2011	DUB	39	0	39
Sell		37,884	02/2011	HSBC	0	(256)	(256)
Buy		13,841	02/2011	JPM	18	0	18
Buy		15,670	02/2011	RBS	9	0	9
Buy	PHP	10,000	06/2011	BOA	0	(4)	(4)
Buy		154,040	06/2011	CITI	1	(25)	(24)
Buy		35,076	06/2011	DUB	0	(1)	(1)
Buy		26,352	06/2011	HSBC	0	(2)	(2)
Buy		36,033	06/2011	JPM	0	(1)	(1)
Buy		1,883,969	06/2011	MSC	450	0	450
Buy		22,354	06/2011	RBS	0	(11)	(11)
Buy	SGD	24,934	02/2011	DUB	429	0	429
Buy		15,995	02/2011	MSC	264	0	264
Sell		735	03/2011	CITI	0	(25)	(25)
Buy		8,514	03/2011	DUB	135	0	135
Buy		19,621	03/2011	HSBC	289	0	289
Buy	TRY	27,177	01/2011	CITI	0	(1,146)	(1,146)
Buy		22,442	01/2011	HSBC	0	(755)	(755)
Buy		919	01/2011	MSC	4	0	4
Buy	TWD	395,385	01/2011	BCLY	664	0	664
Buy		117,202	01/2011	DUB	248	0	248
Sell		570,063	01/2011	DUB	0	(515)	(515)
Buy		71,758	01/2011	JPM	190	0	190
Sell		184,560	01/2011	JPM	0	(332)	(332)
Buy		110,458	01/2011	MSC	275	0	275
Buy		59,820	01/2011	UBS	165	0	165
Buy		14,342	04/2011	BOA	22	0	22
Buy		580,163	04/2011	DUB	431	0	431
Sell		333,630	04/2011	HSBC	0	(472)	(472)
Buy		14,716	04/2011	JPM	20	0	20
Buy	ZAR	370,074	01/2011	DUB	3,174	0	3,174
Sell		61,720	01/2011	HSBC	0	(336)	(336)

					$19,510	$(13,329)	$6,181

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$25,818	$0	$25,818
Brazil
Sovereign Issues	0	142,081	0	142,081
Cayman Islands
Asset-Backed Securities	0	0	402	402
Chile
Corporate Bonds & Notes	0	3,700	0	3,700
Colombia
Sovereign Issues	0	16,632	0	16,632
Egypt
Bank Loan Obligations	0	1,895	0	1,895
Corporate Bonds & Notes	0	52	0	52
El Salvador
Sovereign Issues	0	8,944	0	8,944
Kazakhstan
Corporate Bonds & Notes	0	2,407	0	2,407
Mexico
Corporate Bonds & Notes	0	831	0	831
Sovereign Issues	0	25,347	0	25,347
Peru
Sovereign Issues	0	7,644	0	7,644
Poland
Sovereign Issues	0	2,986	0	2,986
Qatar
Corporate Bonds & Notes	0	5,035	0	5,035
Russia
Corporate Bonds & Notes	0	14,990	0	14,990
South Africa
Sovereign Issues	0	12,852	0	12,852
Spain
Corporate Bonds & Notes	0	9,888	0	9,888
Tunisia
Sovereign Issues	0	6,292	0	6,292
United States
Asset-Backed Securities	0	2,782	0	2,782
Corporate Bonds & Notes	0	23,208	0	23,208
Mortgage-Backed Securities	0	11,459	0	11,459
U.S. Government Agencies	0	21,987	0	21,987
U.S. Treasury Obligations	0	176,819	0	176,819
Short-Term Instruments
Commercial Paper	0	28,041		28,041
Corporate Bonds $ Notes			2,924	2,924
Repurchase Agreements	0	229	0	229
U.S. Treasury Bills	0	3,608	0	3,608
PIMCO Short-Term Floating NAV Portfolio	232,668	0	0	232,668
	$232,668	$555,527	$3,326	$791,521
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	0	19,510	0	19,510
Interest Rate Contracts	0	556	0	556
	$0	$20,066	$0	$20,066
Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(13,329)	0	(13,329)
Totals	$232,668	$562,264	$3,326	$798,258

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Cayman Islands
Asset-Backed Securities	$431	$0	$(47)	$0	$0	$18	$0	$0	$402	$15
Short-Term Instruments
Corporate Bonds & Notes	0	2,924	0	0	0	0	0	0	2,924	0

	$431	$2,924	$(47)	$0	$0	$18	$0	$0	$3,326	$15

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments PIMCO Emerging Markets Portfolio December 31, 2010 (Unaudited)

		000000000	000000000
	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BERMUDA 1.2%
CORPORATE BONDS & NOTES 1.2%
Noble Group Ltd.
6.625% due 08/05/2020		$12,250	$12,876
Qtel International Finance Ltd.
3.375% due 10/14/2016		600	573
4.750% due 02/16/2021		500	479

Total Bermuda (Cost $13,968)			13,928

BRAZIL 36.1%
CORPORATE BONDS & NOTES 9.0%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$3,000	3,405
CSN Islands XI Corp.
6.875% due 09/21/2019		7,000	7,595
CSN Resources S.A.
6.500% due 07/21/2020 (e)		14,000	14,840
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		5,982	6,311
Gerdau Holdings, Inc.
7.000% due 01/20/2020		20,000	22,100
GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,000	5,525
Petrobras International Finance Co.
5.750% due 01/20/2020		15,000	15,639
5.875% due 03/01/2018		10,000	10,698
7.875% due 03/15/2019		15,650	18,579

			104,692

SOVEREIGN ISSUES 27.1%
Brazil Government International Bond
5.875% due 01/15/2019		31,400	35,011
6.000% due 01/17/2017		25,000	28,412
7.875% due 03/07/2015		15,800	18,960
8.000% due 01/15/2018		4,093	4,810
11.000% due 08/17/2040		8,000	10,796
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	54,191	32,067
10.000% due 01/01/2017		336,344	185,784

			315,840

Total Brazil (Cost $390,318)			420,532

CAYMAN ISLANDS 0.7%
CORPORATE BONDS & NOTES 0.7%
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		$7,300	7,844

Total Cayman Islands (Cost $8,169)			7,844

CHILE 0.8%
CORPORATE BONDS & NOTES 0.8%
Banco Santander Chile
1.539% due 04/20/2012		$7,500	7,500
5.375% due 12/09/2014		1,500	1,576

Total Chile (Cost $8,999)			9,076

COLOMBIA 0.4%
SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
7.375% due 03/18/2019		$4,000	4,820

Total Colombia (Cost $4,518)			4,820

EGYPT 0.3%
CORPORATE BONDS & NOTES 0.3%
Petroleum Export II Ltd.
6.340% due 06/20/2011		$3,264	3,255
Petroleum Export Ltd.
5.265% due 06/15/2011		295	295

Total Egypt (Cost $3,543)			3,550

EL SALVADOR 0.3%
CORPORATE BONDS & NOTES 0.3%
AES El Salvador Trust
6.750% due 02/01/2016		$3,750	3,646

Total El Salvador (Cost $3,739)			3,646

HONG KONG 0.7%
CORPORATE BONDS & NOTES 0.7%
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		$7,500	7,850

Total Hong Kong (Cost $7,914)			7,850

INDIA 2.3%
CORPORATE BONDS & NOTES 2.3%
Bank of India
4.750% due 09/30/2015		$16,000	16,307
State Bank of India
4.500% due 07/27/2015		10,000	10,233

Total India (Cost $26,824)			26,540

INDONESIA 1.2%
CORPORATE BONDS & NOTES 0.8%
Adaro Indonesia PT
7.625% due 10/22/2019		$8,000	8,780

SOVEREIGN ISSUES 0.4%
Indonesia Government International Bond
6.625% due 02/17/2037		4,000	4,411
10.375% due 05/04/2014		500	624

			5,035

Total Indonesia (Cost $13,957)			13,815

IRELAND 0.4%
CORPORATE BONDS & NOTES 0.4%
RZD Capital Ltd.
5.739% due 04/03/2017		$4,300	4,485

Total Ireland (Cost $4,469)			4,485

KAZAKHSTAN 0.3%
CORPORATE BONDS & NOTES 0.3%
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$3,343	3,518

Total Kazakhstan (Cost $3,542)			3,518

MALAYSIA 0.0%
SOVEREIGN ISSUES 0.0%
Malaysia Government International Bond
3.210% due 05/31/2013	MYR	131	43

Total Malaysia (Cost $40)			43

MEXICO 14.3%
CORPORATE BONDS & NOTES 4.0%
Corp. GEO SAB de C.V.
8.875% due 09/25/2014		$5,000	5,637
Pemex Finance Ltd.
9.030% due 02/15/2011		20	20
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	2,100	2,747
Petroleos Mexicanos
5.500% due 01/21/2021		$24,000	24,420
8.000% due 05/03/2019		11,200	13,552
Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016	MXN	10,000	831

			47,207

SOVEREIGN ISSUES 10.3%
Mexico Government International Bond
5.125% due 01/15/2020		$5,000	5,238
5.625% due 01/15/2017		9,942	11,046
5.950% due 03/19/2019		30,900	34,608
6.750% due 09/27/2034		263	297
7.500% due 06/21/2012	MXN	309,489	26,050
8.300% due 08/15/2031		$7,000	9,275
8.500% due 06/23/2011	MXN	400,000	33,007
8.500% due 12/13/2018		470	42
9.500% due 12/18/2014		1,155	105

			119,668

Total Mexico (Cost $163,216)			166,875

NETHERLANDS 0.2%
CORPORATE BONDS & NOTES 0.2%
Waha Aerospace BV
3.925% due 07/28/2020		$3,000	3,030

Total Netherlands (Cost $3,018)			3,030

PANAMA 0.6%
SOVEREIGN ISSUES 0.6%
Panama Government International Bond
6.700% due 01/26/2036		$100	112
7.250% due 03/15/2015		6,000	6,960

Total Panama (Cost $6,771)			7,072

PERU 0.3%
CORPORATE BONDS & NOTES 0.2%
Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$2,200	2,150

SOVEREIGN ISSUES 0.1%
Peru Government International Bond
6.900% due 08/12/2037	PEN	4,000	1,462
8.750% due 11/21/2033		$100	138

			1,600

Total Peru (Cost $3,812)			3,750

POLAND 0.4%
SOVEREIGN ISSUES 0.4%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	32
6.250% due 07/03/2012		$4,000	4,265

Total Poland (Cost $4,297)			4,297

QATAR 4.7%
CORPORATE BONDS & NOTES 1.1%
Qatar Petroleum
5.579% due 05/30/2011		$89	91
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,000	4,995
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		6,900	7,238

			12,324

		000000000	000000000
SOVEREIGN ISSUES 3.6%
Qatar Government International Bond
5.250% due 01/20/2020		36,200	38,372
6.400% due 01/20/2040		1,000	1,090
6.550% due 04/09/2019		2,400	2,760

			42,222

Total Qatar (Cost $53,112)			54,546

RUSSIA 10.8%
CORPORATE BONDS & NOTES 7.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012		$12,300	12,950
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		956	990
Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		8,100	9,204
Gazprom Via Gaz Capital S.A.
8.625% due 04/28/2034		5,000	6,024
9.250% due 04/23/2019		3,250	4,010
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.175% due 05/16/2013		2,050	2,194
7.750% due 05/29/2018		9,400	10,211
TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	1,050
6.625% due 03/20/2017		11,710	12,471
7.500% due 07/18/2016		3,900	4,333
7.875% due 03/13/2018		12,000	13,665
VTB Bank Via VTB Capital S.A.
6.609% due 10/31/2012		8,600	9,205
6.875% due 05/29/2018		500	530

			86,837

SOVEREIGN ISSUES 3.3%
Russia Government International Bond
7.500% due 03/31/2030		33,473	38,795
12.750% due 06/24/2028		100	174

			38,969

Total Russia (Cost $122,606)			125,806

SINGAPORE 2.3%
CORPORATE BONDS & NOTES 2.3%
Temasek Financial I Ltd.
4.300% due 10/25/2019		$26,150	26,784

SOVEREIGN ISSUES 0.0%
Singapore Government Bond
2.500% due 06/01/2019	SGD	70	54

Total Singapore (Cost $27,362)			26,838

SOUTH KOREA 2.4%
CORPORATE BONDS & NOTES 1.0%
Korea Exchange Bank
4.875% due 01/14/2016		$5,000	5,149
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		6,000	6,590

			11,739

SOVEREIGN ISSUES 1.4%
Export-Import Bank of Korea
4.000% due 01/29/2021		8,200	7,692
5.125% due 06/29/2020		8,000	8,268

			15,960

Total South Korea (Cost $28,007)			27,699

SUPRANATIONAL 0.0%
CORPORATE BONDS & NOTES 0.0%
Inter-American Development Bank
8.500% due 03/15/2011		$120	122

Total Supranational (Cost $121)			122

SWITZERLAND 0.2%
CORPORATE BONDS & NOTES 0.2%
UBS AG
1.384% due 02/23/2012		$2,000	2,018

Total Switzerland (Cost $2,000)			2,018

TUNISIA 0.8%
SOVEREIGN ISSUES 0.8%
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	800	1,144
7.375% due 04/25/2012		$7,400	7,936

Total Tunisia (Cost $9,021)			9,080

UNITED STATES 5.5%
ASSET-BACKED SECURITIES 0.1%
GSAA Trust
0.561% due 03/25/2037		$606	340
Morgan Stanley Mortgage Loan Trust
0.621% due 04/25/2037		561	280

			620

CORPORATE BONDS & NOTES 2.5%
Ally Financial, Inc.
1.750% due 10/30/2012		8,700	8,858
American International Group, Inc.
8.625% due 05/22/2068	GBP	800	1,235
Bank of America N.A.
0.582% due 06/15/2016		$900	804
General Electric Capital Corp.
2.625% due 12/28/2012		8,700	9,028
International Business Machines Corp.
0.868% due 07/28/2011		5,000	5,019
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		2,400	2,630
SLM Corp.
5.375% due 05/15/2014		200	201
Wachovia Corp.
5.750% due 02/01/2018		900	1,001

			28,776

MORTGAGE-BACKED SECURITIES 0.6%
Banc of America Mortgage Securities, Inc.
5.356% due 02/25/2036		81	65
Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 03/25/2035		4,293	4,099
Bear Stearns Alt-A Trust
0.481% due 12/25/2046 (a)		52	1
Chase Mortgage Finance Corp.
5.373% due 03/25/2037		153	128
Citigroup Mortgage Loan Trust, Inc.
3.059% due 03/25/2034		30	29
5.549% due 07/25/2046		102	72
Countrywide Home Loan Mortgage Pass-Through Trust
5.104% due 10/20/2035		432	318
5.837% due 09/25/2047		64	48
Harborview Mortgage Loan Trust
5.518% due 08/19/2036		57	47
Luminent Mortgage Trust
0.441% due 12/25/2036		97	61
MASTR Adjustable Rate Mortgages Trust
0.501% due 05/25/2037		369	190
Merrill Lynch Alternative Note Asset
0.561% due 03/25/2037		569	270
5.296% due 06/25/2037 (a)		506	291
Merrill Lynch Mortgage-Backed Securities Trust
5.406% due 04/25/2037		143	106
Morgan Stanley Capital I
5.692% due 04/15/2049		1,000	1,038
Morgan Stanley Mortgage Loan Trust
4.569% due 06/25/2036		42	40
Sequoia Mortgage Trust
2.604% due 01/20/2047		57	46
Structured Asset Mortgage Investments, Inc.
0.561% due 08/25/2036		800	131
WaMu Mortgage Pass-Through Certificates
5.141% due 01/25/2037		113	86
5.299% due 04/25/2037		73	54
5.302% due 12/25/2036		250	192
5.415% due 12/25/2036		65	50
5.530% due 05/25/2037		177	144
5.854% due 09/25/2036		121	95

			7,601

U.S. GOVERNMENT AGENCIES 0.2%
Freddie Mac
5.000% due 01/30/2014 - 07/15/2014		2,500	2,801

			2,801

U.S. TREASURY OBLIGATIONS 2.1%
U.S. Treasury Notes
0.375% due 08/31/2012		6,100	6,090
2.375% due 08/31/2014 (d)		17,600	18,235

			24,325

Total United States (Cost $63,476)			64,123

VIRGIN ISLANDS (BRITISH) 0.6%
CORPORATE BONDS & NOTES 0.6%
Gerdau Trade, Inc.
5.750% due 01/30/2021		$6,700	6,750

Total Virgin Islands (British) (Cost $6,638)			6,750

SHORT-TERM INSTRUMENTS 12.4%
COMMERCIAL PAPER 4.8%
Mexico Cetes
4.603% due 03/24/2011	MXN	200,000	16,023
4.867% due 06/16/2011		500,000	40,130

			56,153

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 01/03/2011		$2,095	2,095

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,141. Repurchase proceeds are $2,095.)
SINGAPORE TREASURY BILLS 3.5%
0.351% due 05/03/2011	SGD	52,500	40,856

	000000000	000000000
U.S. TREASURY BILLS 0.2%
0.122% due 01/06/2011 - 01/27/2011 (b)(d)	$1,880	1,880

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 3.7%
	4,332,286	43,392

Total Short-Term Instruments (Cost $143,042)		144,376

Total Investments 100.2% (Cost $1,126,499)		$1,166,029
Other Assets and Liabilities (Net) (0.2%)		(2,146)

Net Assets 100.0%		$1,163,884

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Affiliated to the Portfolio.

(d)	Securities with an aggregate market value of $3,951 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,686 at a weighted average interest rate of -0.500%. On December 31, 2010, securities valued at $1,696 were pledged as collateral for reverse repurchase agreements.

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

	000000000	000000000	000000000	000000000	000000000	000000000	000000000	000000000
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	0.000%	01/20/2011	0.508%	$10,000	$(3)	$(10)	$7
Brazil Government International Bond	CSFB	1.000%	06/20/2015	1.033%	25,000	(26)	(331)	305
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.085%	50,000	(181)	(321)	140
Brazil Government International Bond	HSBC	1.000%	06/20/2015	1.033%	40,000	(41)	(510)	469
Colombia Government International Bond	UBS	1.000%	09/20/2015	1.076%	6,500	(20)	(147)	127
Gazprom OAO Via Morgan Stanley Bank AG	CSFB	1.580%	06/20/2016	2.215%	5,000	(154)	0	(154)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.050%	04/20/2011	0.804%	1,000	3	0	3
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.140%	07/20/2011	0.804%	600	4	0	4
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.390%	05/20/2016	2.208%	1,700	(65)	0	(65)
Gazprom Via Gaz Capital S.A.	GSC	1.000%	03/20/2015	2.041%	50,000	(2,046)	(2,678)	632
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	1.404%	2,600	133	0	133
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.104%	3,225	(12)	(122)	110
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.104%	3,225	(12)	(130)	118
Mexico Government International Bond	BCLY	1.000%	12/20/2014	0.992%	600	1	(20)	21
Mexico Government International Bond	DUB	1.000%	12/20/2015	1.107%	35,000	(162)	(328)	166
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	5,000	(12)	(62)	50
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.015%	4,000	21	0	21

						$(2,572)	$(4,659)	$2,087

Credit Default Swaps on Credit Indices - Sell Protection (1)

	000000000	000000000	000000000	000000000	000000000	000000000	000000000
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	$9,600	$1,139	$1,046	$93
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	32,400	4,159	4,205	(46)
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	12,700	1,630	1,581	49
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	45,000	5,776	5,670	106
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	1,300	167	162	5
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	75,500	9,691	9,488	203
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	101,900	14,101	13,095	1,006
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	22,300	3,086	2,910	176
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	5,000	692	650	42
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	9,500	1,315	1,240	75
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	50,000	6,919	6,200	719
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	50,000	6,919	7,075	(156)

					$55,594	$53,322	$2,272

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

	000000000	000000000	000000000	000000000		000000000	000000000	000000000	000000000
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.510%	01/02/2012	UBS	BRL	127,000	$142	$0	$142
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		630,000	1,422	386	1,036
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		65,000	354	0	354
Pay	1-Year BRL-CDI	11.020%	01/02/2012	UBS		58,900	457	0	457
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		11,500	108	16	92
Pay	1-Year BRL-CDI	11.470%	01/02/2012	BCLY		300,000	(349)	0	(349)
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		300,000	1,006	1,246	(240)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		79,600	1,241	4	1,237
Pay	1-Year BRL-CDI	11.700%	01/02/2012	UBS		120,000	1,965	0	1,965
Pay	1-Year BRL-CDI	11.900%	01/02/2012	UBS		55,000	1,051	0	1,051
Pay	1-Year BRL-CDI	11.210%	01/02/2013	BCLY		260,000	(2,134)	0	(2,134)
Pay	1-Year BRL-CDI	11.210%	01/02/2013	MLP		300,000	(2,462)	0	(2,462)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		221,700	957	227	730
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		16,900	72	68	4
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		20,000	73	65	8
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		16,900	1	0	1
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		16,900	4	0	4
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		12,000	28	26	2
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		200,000	(175)	0	(175)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		200,000	89	452	(363)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		165,000	1,152	0	1,152
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		200,000	1,171	1,466	(295)
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	38,000	446	0	446
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		5,700	45	0	45
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		5,700	46	0	46
Pay	28-Day MXN TIIE	8.720%	09/05/2016	CITI		3,000	24	7	17
Pay	28-Day MXN TIIE	8.865%	09/12/2016	GSC		45,000	384	0	384
Pay	28-Day MXN TIIE	8.850%	09/21/2016	JPM		80,000	671	0	671
Pay	28-Day MXN TIIE	8.900%	09/22/2016	CITI		52,250	449	0	449

							$8,238	$3,963	$4,275

(g)	Foreign currency contracts outstanding on December 31, 2010:

	000000000	000000000	000000000	000000000	000000000	000000000	000000000
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	8,868	03/2011	CITI	$74	$0	$74
Buy		5,200	04/2011	HSBC	75	0	75
Buy	CNY	36,798	01/2011	BOA	66	0	66
Sell		40,290	01/2011	CITI	0	(114)	(114)
Sell		5,186	01/2011	DUB	0	(8)	(8)
Buy		55,715	01/2011	MSC	65	0	65
Sell		47,036	01/2011	RBS	0	(138)	(138)
Buy		397,938	04/2011	BCLY	689	0	689
Sell		256,862	04/2011	BCLY	0	(474)	(474)
Buy		195,103	04/2011	BOA	823	0	823
Buy		105,893	04/2011	CSFB	150	0	150
Buy		81,426	04/2011	HSBC	118	0	118
Sell		152,916	04/2011	HSBC	0	(321)	(321)
Buy		182,055	04/2011	JPM	405	0	405
Sell		119,169	04/2011	JPM	0	(174)	(174)
Buy		26,500	04/2011	MSC	41	0	41
Buy		3,398	11/2011	HSBC	0	(3)	(3)
Buy		3,337	11/2011	JPM	0	(2)	(2)
Buy		4,045	02/2012	BCLY	0	(3)	(3)
Buy		5,186	02/2012	DUB	8	0	8
Sell	EUR	896	01/2011	BNP	0	(22)	(22)
Sell		1,834	01/2011	CITI	99	0	99
Sell	GBP	201	03/2011	BCLY	0	0	0
Sell		200	03/2011	DUB	0	0	0
Sell		134	03/2011	RBS	1	0	1
Buy	IDR	15,187,200	01/2011	JPM	5	0	5
Sell		15,187,200	01/2011	RBS	0	(13)	(13)
Sell		10,736,700	07/2011	BCLY	0	(9)	(9)
Buy		145,878,250	07/2011	CITI	159	(25)	134
Sell		11,007,900	07/2011	CITI	0	(17)	(17)
Buy		182,688,000	07/2011	HSBC	454	0	454
Sell		13,991,100	07/2011	HSBC	0	(18)	(18)
Buy		30,277,000	07/2011	JPM	5	0	5
Sell		120,380,000	07/2011	JPM	0	(134)	(134)
Buy		68,931,000	10/2011	BCLY	25	0	25
Buy		19,164,000	10/2011	CITI	0	(5)	(5)
Buy		58,714,000	10/2011	DUB	0	(6)	(6)
Buy		119,975,675	10/2011	RBS	17	(53)	(36)
Buy	INR	670,696	03/2011	BCLY	25	0	25
Buy		373,000	03/2011	RBS	0	(21)	(21)
Sell	JPY	79,710	01/2011	GSC	0	(35)	(35)
Sell		47,446	01/2011	RBC	0	(21)	(21)
Sell		94,892	01/2011	RBS	0	(40)	(40)
Buy	KRW	31,663,000	01/2011	BCLY	3	(23)	(20)
Sell		51,804,100	01/2011	JPM	0	(930)	(930)
Buy		20,141,100	01/2011	MSC	0	(202)	(202)
Buy		472,800	05/2011	BCLY	0	(3)	(3)
Buy		4,608,700	05/2011	CITI	0	(25)	(25)
Buy		34,629,000	05/2011	DUB	609	0	609
Buy		380,983	05/2011	GSC	1	0	1
Buy		892,000	05/2011	HSBC	0	(6)	(6)
Buy		53,861,200	05/2011	JPM	1,091	0	1,091
Buy		1,788,000	05/2011	RBS	0	0	0
Buy	MXN	101,486	02/2011	BCLY	518	0	518
Buy		300,244	02/2011	CITI	325	0	325
Buy		2,260	02/2011	DUB	12	0	12
Sell		423,270	02/2011	HSBC	179	0	179
Buy		2,340	02/2011	JPM	0	(1)	(1)
Sell		167,453	02/2011	JPM	0	(468)	(468)
Buy		396,432	02/2011	MSC	866	0	866
Sell		195,939	02/2011	MSC	0	(100)	(100)
Buy		54,589	02/2011	RBS	5	0	5
Buy	MYR	27,450	02/2011	BCLY	124	0	124
Buy		9,630	02/2011	CITI	40	0	40
Buy		16,930	02/2011	DUB	76	0	76
Buy		7,936	02/2011	JPM	36	0	36
Buy		8,980	02/2011	RBS	34	0	34
Sell	PEN	4,176	03/2011	DUB	13	0	13
Buy	PHP	1,005,560	06/2011	CITI	186	0	186
Buy		794,340	06/2011	JPM	316	0	316
Buy		1,149,237	06/2011	MSC	714	0	714
Buy	PLN	786	02/2011	BCLY	0	(7)	(7)
Buy	SGD	7,990	03/2011	BOA	285	0	285
Buy		1,973	03/2011	DUB	61	0	61
Buy		2,453	03/2011	HSBC	11	0	11
Buy		1,660	03/2011	JPM	62	0	62
Buy		1,990	03/2011	RBS	73	0	73
Buy	TRY	11,033	01/2011	CITI	0	(443)	(443)
Buy		25,385	01/2011	HSBC	0	(854)	(854)
Buy	TWD	52,514	01/2011	DUB	117	0	117
Sell		160,961	01/2011	DUB	0	(162)	(162)
Buy		32,152	01/2011	JPM	88	0	88
Buy		49,492	01/2011	MSC	128	0	128
Buy		26,803	01/2011	UBS	77	0	77
Buy		10,927	04/2011	BOA	24	0	24
Buy		168,661	04/2011	DUB	238	0	238
Buy		11,212	04/2011	JPM	22	0	22
Buy	ZAR	253,285	01/2011	JPM	1,532	0	1,532

					$11,170	$(4,880)	$6,290

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

	000000000	000000000	000000000	000000000
Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bermuda
Corporate Bonds & Notes	$0	$13,928	$0	$13,928
Brazil
Corporate Bonds & Notes	0	104,692	0	104,692
Sovereign Issues	0	315,840	0	315,840
Cayman Islands
Corporate Bonds & Notes	0	7,844	0	7,844
Chile
Corporate Bonds & Notes	0	9,076	0	9,076
Colombia
Sovereign Issues	0	4,820	0	4,820
Egypt
Corporate Bonds & Notes	0	3,550	0	3,550
El Salvador
Corporate Bonds & Notes	0	3,646	0	3,646
Hong Kong
Corporate Bonds & Notes	0	7,850	0	7,850
India
Corporate Bonds & Notes	0	26,540	0	26,540
Indonesia
Corporate Bonds & Notes	0	8,780	0	8,780
Sovereign Issues	0	5,035	0	5,035
Ireland
Corporate Bonds & Notes	0	4,485	0	4,485
Kazakhstan
Corporate Bonds & Notes	0	3,518	0	3,518
Malaysia
Sovereign Issues	0	43	0	43
Mexico
Corporate Bonds & Notes	0	47,187	20	47,207
Sovereign Issues	0	119,668	0	119,668
Netherlands
Corporate Bonds & Notes	0	3,030	0	3,030
Panama
Sovereign Issues	0	7,072	0	7,072
Peru
Corporate Bonds & Notes	0	0	2,150	2,150
Sovereign Issues	0	1,600	0	1,600
Poland
Sovereign Issues	0	4,297	0	4,297
Qatar
Corporate Bonds & Notes	0	12,324	0	12,324
Sovereign Issues	0	42,222	0	42,222
Russia
Corporate Bonds & Notes	0	86,837	0	86,837
Sovereign Issues	0	38,969	0	38,969
Singapore
Corporate Bonds & Notes	0	26,784	0	26,784
Sovereign Issues	0	54	0	54
South Korea
Corporate Bonds & Notes	0	11,739	0	11,739
Sovereign Issues	0	15,960	0	15,960
Supranational
Corporate Bonds & Notes	0	122	0	122
Switzerland
Corporate Bonds & Notes	0	2,018	0	2,018
Tunisia
Sovereign Issues	0	9,080	0	9,080
United States
Asset-Backed Securities	0	620	0	620
Corporate Bonds & Notes	0	28,776	0	28,776
Mortgage-Backed Securities	0	7,601	0	7,601
U.S. Government Agencies	0	2,801	0	2,801
U.S. Treasury Obligations	0	24,325	0	24,325
Virgin Islands (British)
Corporate Bonds & Notes	0	6,750	0	6,750
Short-Term Instruments
Commercial Paper	0	56,153	0	56,153
Repurchase Agreements	0	2,095	0	2,095
Singapore Treasury Bills	0	40,856	0	40,856
U.S. Treasury Bills	0	1,880	0	1,880
PIMCO Short-Term Floating NAV Portfolio	43,392	0	0	43,392
	$43,392	$1,120,467	$2,170	$1,166,029
Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,780	0	4,780
Foreign Exchange Contracts	0	11,170	0	11,170
Interest Rate Contracts	0	10,293	0	10,293
	$0	$26,243	$0	$26,243
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(421)	0	(421)
Foreign Exchange Contracts	0	(4,880)	0	(4,880)
Interest Rate Contracts	0	(6,018)	0	(6,018)

	$0	$(11,319)	$0	$(11,319)

Totals	$43,392	$1,135,391	$2,170	$1,180,953

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Mexico
Corporate Bonds & Notes	$0	$0	$0	$0	$0	$0	$20	$0	$20	$0
Peru
Corporate Bonds & Notes	0	2,183	0	0	0	(33)	0	0	2,150	(33)

	$0	$2,183	$0	$0	$0	$(33)	$20	$0	$2,170	$(33)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments PIMCO FX Strategies Portfolio December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 2.5%
U.S. Treasury Notes
0.375% due 10/31/2012	$200	$200

Total United States (Cost $200)		200

SHORT-TERM INSTRUMENTS 94.1%
REPURCHASE AGREEMENTS 2.3%
State Street Bank and Trust Co.
0.010% due 01/03/2011	180	180

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $188. Repurchase proceeds are $180.)
U.S. TREASURY BILLS 7.7%
0.101% due 01/06/2011	600	600

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 84.1%
	659,194	6,602

Total Short-Term Instruments (Cost $7,382)		7,382

PURCHASED OPTIONS (b) 3.3%
(Cost $254)		262
Total Investments 99.9% (Cost $7,836)		$7,844
Written Options (c) (4.0%) (Premiums $251)		(314)
Other Assets and Liabilities (Net) 4.1%		318

Net Assets 100.0%		$7,848

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Affiliated to the Portfolio.

(b)	Purchased options outstanding on December 31, 2010:

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD		$0.953	01/10/2011	AUD	10,400	$68	$0
Call - OTC EUR versus USD		1.361	01/10/2011	EUR	7,600	56	27
Put - OTC NZD versus USD		0.735	01/10/2011	NZD	3,400	18	1
Put - OTC USD versus CHF	CHF	0.962	01/10/2011		$7,600	39	234
Call - OTC USD versus NOK	NOK	6.259	01/10/2011		2,500	19	0
Call - OTC USD versus SEK	SEK	7.144	01/10/2011		2,500	19	0
Call - OTC USD versus JPY	JPY	84.700	01/10/2011		7,600	35	0

						$254	$262

(c)	Written options outstanding on December 31, 2010:

Foreign Currency Options

Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC AUD versus USD		$1.007	01/10/2011	AUD	10,400	$59	$181
Put - OTC EUR versus USD		1.288	01/10/2011	EUR	7,600	68	7
Call - OTC NZD versus USD		0.777	01/10/2011	NZD	3,400	14	25
Call - OTC USD versus CHF	CHF	1.008	01/10/2011		$7,600	39	0
Put - OTC USD versus NOK	NOK	5.871	01/10/2011		2,500	17	34
Put - OTC USD versus SEK	SEK	6.699	01/10/2011		2,500	17	19
Put - OTC USD versus JPY	JPY	81.100	01/10/2011		7,600	37	48

						$251	$314

(d)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,371	01/2011	CITI	$130	$0	$130
Buy		6,718	01/2011	RBS	270	0	270
Sell		1,002	01/2011	RBS	0	(34)	(34)
Buy		1,282	01/2011	UBS	47	0	47
Sell	CHF	4,757	01/2011	RBS	0	(259)	(259)
Sell		2,734	01/2011	UBS	0	(153)	(153)
Sell	EUR	3,800	01/2011	CITI	0	(31)	(31)
Sell		3,800	01/2011	CSFB	0	(40)	(40)
Buy	JPY	629,389	01/2011	CSFB	153	0	153
Buy	NOK	7,551	01/2011	CSFB	44	0	44
Buy		7,541	01/2011	UBS	42	0	42
Buy	NZD	1,275	01/2011	CITI	30	0	30
Buy		1,700	01/2011	CSFB	37	0	37
Sell		1,302	01/2011	RBS	0	(21)	(21)
Buy		1,700	01/2011	UBS	35	0	35
Buy	SEK	3,792	01/2011	CITI	14	0	14
Buy		17,232	01/2011	CSFB	61	0	61
Sell		3,899	01/2011	RBS	0	(7)	(7)

					$863	$(545)	$318

(e)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
U.S. Treasury Obligations	$0	$200	$0	$200
Short-Term Instruments
Repurchase Agreements	0	180	0	180
U.S. Treasury Bills	0	600	0	600
PIMCO Short-Term Floating NAV Portfolio	6,602	0	0	6,602
Purchased Options
Foreign Exchange Contracts	0	262	0	262
	$6,602	$1,242	$0	$7,844
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$863	$0	$863
Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(859)	$0	$(859)

Totals	$6,602	$1,246	$0	$7,848

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments

PIMCO High Yield Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 2.3%
American General Finance Corp.
7.250% due 04/21/2015		$3,000	$3,046
CSC Holdings LLC
10.500% due 08/01/2013		2,500	2,677
First Data Corp.
3.011% due 09/24/2014		1,407	1,301
Ford Motor Co.
3.020% due 12/15/2013		1,597	1,592
3.040% due 12/15/2013		641	640
Graham Packaging Co. LP
6.000% due 09/23/2016		500	506
Hexion Specialty Chemicals, Inc.
4.062% due 05/05/2015		1,150	1,138
Intelsat Ltd.
5.250% due 04/03/2018		2,000	2,022
International Lease Finance Corp.
7.000% due 03/17/2016		900	917
Nuveen Investments, Inc.
3.288% due 11/13/2014		575	548
3.289% due 11/13/2014		778	741
Tomkins PLC
6.250% due 09/21/2016		2,500	2,538
Transdigm Group, Inc.
5.000% due 12/06/2016		500	506
Vodafone Group PLC
6.875% due 08/11/2015		2,000	1,974

Total Bank Loan Obligations (Cost $19,700)			20,146

CORPORATE BONDS & NOTES 71.8%
BANKING & FINANCE 22.2%
AGFC Capital Trust I
6.000% due 01/15/2067		12,500	5,875
Ally Financial, Inc.
6.250% due 01/15/2019		761	664
6.500% due 03/15/2016		379	356
6.500% due 11/15/2018		578	515
6.625% due 05/15/2012		2,500	2,606
6.875% due 09/15/2011		700	718
7.000% due 11/15/2024		265	234
7.250% due 09/15/2017		2,800	2,647
8.000% due 11/01/2031		4,050	4,344
8.300% due 02/12/2015		800	882
American General Finance Corp.
0.552% due 12/15/2011		500	468
0.564% due 08/17/2011		1,400	1,320
4.625% due 06/22/2011	EUR	1,000	1,321
4.875% due 07/15/2012		$4,300	4,069
American International Group, Inc.
1.179% due 04/26/2011	EUR	1,500	1,992
5.850% due 01/16/2018		$2,500	2,585
8.175% due 05/15/2068		5,000	5,362
8.250% due 08/15/2018		4,825	5,575
Barclays Bank PLC
7.434% due 09/29/2049		1,950	1,926
Checkout Holding Corp.
0.000% due 11/15/2015		375	236
CIT Group, Inc.
7.000% due 05/01/2013		796	814
7.000% due 05/01/2014		3,295	3,336
7.000% due 05/01/2015		5,295	5,321
7.000% due 05/01/2016		1,690	1,701
7.000% due 05/01/2017		687	691
Citigroup Capital XXI
8.300% due 12/21/2077		4,450	4,650
Citigroup, Inc.
6.875% due 03/05/2038		8,000	8,903
Columbus International, Inc.
11.500% due 11/20/2014		4,750	5,296
FCE Bank PLC
9.375% due 01/17/2014	EUR	3,000	4,475
Ford Motor Credit Co. LLC
8.700% due 10/01/2014		$200	225
Genworth Financial, Inc.
6.150% due 11/15/2066		1,500	1,193
7.200% due 02/15/2021		2,450	2,512
8.625% due 12/15/2016		2,000	2,252
GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,000	4,169
HBOS Capital Funding LP
6.071% due 06/29/2049		$250	206
HCP, Inc.
6.000% due 01/30/2017		125	131
Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		1,500	638
ILFC E-Capital Trust I
5.900% due 12/21/2065		3,500	2,667
ILFC E-Capital Trust II
6.250% due 12/21/2065		2,780	2,182
Ineos Finance PLC
9.000% due 05/15/2015		1,500	1,603
International Lease Finance Corp.
5.300% due 05/01/2012		500	508
5.450% due 03/24/2011		2,700	2,720
5.750% due 06/15/2011		5,100	5,151
5.875% due 05/01/2013		875	889
6.500% due 09/01/2014		1,275	1,358
6.625% due 11/15/2013		625	641
6.750% due 09/01/2016		1,275	1,367
7.125% due 09/01/2018		1,275	1,361
LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	50	58
7.875% due 11/01/2020		$250	229
LBG Capital No.2 PLC
15.000% due 12/21/2019	EUR	1,100	1,918
Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$1,700	397
5.625% due 01/24/2013 (a)		830	208
6.625% due 01/18/2012 (a)		5,075	1,199
6.750% due 12/28/2017 (a)		4,725	3
6.875% due 05/02/2018 (a)		1,675	423
7.500% due 05/11/2038 (a)		775	0
Marina District Finance Co., Inc.
9.875% due 08/15/2018 (g)		3,500	3,465
Navios Maritime Acquisition Corp.
8.625% due 11/01/2017		12,500	12,844
NSG Holdings LLC
7.750% due 12/15/2025		4,450	4,161
Provident Funding Associates
10.250% due 04/15/2017		11,000	11,468
Regions Bank
7.500% due 05/15/2018		4,850	5,003
Regions Financial Corp.
7.000% due 03/01/2011		2,650	2,655
7.375% due 12/10/2037		5,275	4,985
Royal Bank of Scotland Group PLC
7.640% due 03/29/2049		7,200	4,824
SLM Corp.
0.588% due 01/27/2014		175	158
5.125% due 08/27/2012		1,650	1,685
5.625% due 08/01/2033		6,000	4,721
8.000% due 03/25/2020		3,000	3,047
8.450% due 06/15/2018		3,000	3,122
Standard Life PLC
6.375% due 07/12/2022	EUR	3,000	3,909
Stone Street Trust
5.902% due 12/15/2015		$1,000	1,038
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	750	1,057
Ventas Realty LP
6.500% due 06/01/2016		$1,050	1,093
6.750% due 04/01/2017		1,430	1,500
Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,600	4,077
ZFS Finance USA Trust IV
5.875% due 05/09/2062		2,000	1,959

			191,861

INDUSTRIALS 41.2%
Alere, Inc.
8.625% due 10/01/2018		2,150	2,188
Alliance HealthCare Services, Inc.
8.000% due 12/01/2016		2,000	1,855
Alliance One International, Inc.
10.000% due 07/15/2016		6,800	7,004
American Renal Holdings
8.375% due 05/15/2018		1,900	1,957
AmeriGas Partners LP
7.125% due 05/20/2016		750	780
ARAMARK Corp.
8.500% due 02/01/2015		795	835
Associated Materials LLC
9.125% due 11/01/2017		1,100	1,152
Aviation Capital Group
7.125% due 10/15/2020		9,225	9,412
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		16,275	16,214
Basell Finance Co. BV
8.100% due 03/15/2027		2,000	2,165
Berry Petroleum Co.
6.750% due 11/01/2020		175	176
10.250% due 06/01/2014		300	346
Berry Plastics Corp.
5.039% due 02/15/2015		3,000	2,910
9.500% due 05/15/2018		3,000	3,023
9.750% due 01/15/2021		3,425	3,408
Biomet, Inc.
10.375% due 10/15/2017 (b)		3,350	3,677
11.625% due 10/15/2017		5,850	6,494
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		325	331
Brigham Exploration Co.
8.750% due 10/01/2018		6,000	6,510
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		100	106
Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		225	233
Building Materials Corp. of America
7.500% due 03/15/2020		225	230
Cablevision Systems Corp.
7.750% due 04/15/2018		1,200	1,263
8.000% due 04/15/2020		125	134

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		6,312	5,791
11.250% due 06/01/2017		2,000	2,260
CCO Holdings LLC
7.875% due 04/30/2018		550	572
8.125% due 04/30/2020		550	582
CEDC Finance Corp. International, Inc.
8.875% due 12/01/2016	EUR	1,000	1,406
Chart Industries, Inc.
9.125% due 10/15/2015		$2,100	2,174
Chemtura Corp.
7.875% due 09/01/2018		725	772
Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		1,650	1,687
9.500% due 05/15/2016		2,425	2,655
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		3,000	3,298
Coffeyville Resources LLC
9.000% due 04/01/2015		3,307	3,555
10.875% due 04/01/2017		3,250	3,510
Community Health Systems, Inc.
8.875% due 07/15/2015		5,000	5,262
Concho Resources, Inc.
7.000% due 01/15/2021		475	488
Consol Energy, Inc.
8.000% due 04/01/2017		600	642
8.250% due 04/01/2020		500	542
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,500	2,057
Continental Airlines, Inc.
6.750% due 09/15/2015		$3,350	3,467
Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		2,300	2,450
Corp. GEO SAB de C.V.
9.250% due 06/30/2020		2,500	2,844
CSC Holdings LLC
8.500% due 06/15/2015		2,950	3,216
Delhaize Group S.A.
5.700% due 10/01/2040		764	730
Delta Air Lines Pass-Through Trust
7.779% due 07/02/2013		229	230
Dex One Corp.
12.000% due 01/29/2017 (b)		19	13
Digicel Ltd.
8.250% due 09/01/2017		1,250	1,288
DISH DBS Corp.
6.625% due 10/01/2014		850	884
DJO Finance LLC
9.750% due 10/15/2017		300	310
10.875% due 11/15/2014		1,000	1,096
El Paso Natural Gas Co.
8.375% due 06/15/2032		125	148
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		250	263
Enterprise Products Operating LLC
7.034% due 01/15/2068		1,160	1,205
8.375% due 08/01/2066		4,405	4,735
Equinix, Inc.
8.125% due 03/01/2018		1,450	1,522
FGI Holding Co., Inc.
11.250% due 10/01/2015 (b)		4,114	3,841
FGI Operating Co., Inc.
10.250% due 08/01/2015		2,185	2,305
First Data Corp.
8.250% due 01/15/2021		278	268
9.875% due 09/24/2015		63	60
12.625% due 01/15/2021		277	267
FMG Resources Pty Ltd.
7.000% due 11/01/2015		550	566
Ford Motor Co.
9.215% due 09/15/2021		800	903
GeoEye, Inc.
8.625% due 10/01/2016		200	210
9.625% due 10/01/2015		1,400	1,589
Georgia-Pacific LLC
7.250% due 06/01/2028		750	816
8.000% due 01/15/2024		5,950	6,828
Global Geophysical Services, Inc.
10.500% due 05/01/2017		2,000	2,000
Goodyear Tire & Rubber Co.
10.500% due 05/15/2016		1,225	1,403
Graham Packaging Co. LP
8.250% due 01/01/2017		2,750	2,874
9.875% due 10/15/2014		1,750	1,820
Graphic Packaging International, Inc.
7.875% due 10/01/2018		375	395
Hapag-Lloyd AG
9.750% due 10/15/2017		6,600	7,178
HCA, Inc.
7.250% due 09/15/2020		650	682
8.500% due 04/15/2019		3,775	4,152
9.250% due 11/15/2016		15,095	16,142
9.625% due 11/15/2016 (b)		8,350	8,966
9.875% due 02/15/2017		150	166
Huntsman International LLC
8.625% due 03/15/2020		925	1,011
8.625% due 03/15/2021		275	298
Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	3,500	4,209
8.500% due 02/15/2016		$7,050	6,750
Insight Communications Co., Inc.
9.375% due 07/15/2018		850	910
Intelsat Corp.
9.250% due 08/15/2014		2,050	2,122
9.250% due 06/15/2016		1,595	1,731
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		2,600	2,756
Interactive Data Corp.
10.250% due 08/01/2018		275	302
Intergen NV
9.000% due 06/30/2017		4,030	4,292
Interline Brands, Inc.
7.000% due 11/15/2018		250	255
JET Equipment Trust
7.630% due 02/15/2015 (a)		55	1
Lyondell Chemical Co.
8.000% due 11/01/2017		3,555	3,942
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,325	1,414
McClatchy Co.
11.500% due 02/15/2017		4,000	4,515
MGM Resorts International
6.625% due 07/15/2015		200	184
6.875% due 04/01/2016		300	269
7.500% due 06/01/2016		250	235
9.000% due 03/15/2020		4,225	4,669
10.375% due 05/15/2014		25	28
11.125% due 11/15/2017		500	578
13.000% due 11/15/2013		1,550	1,841
Mylan, Inc.
7.625% due 07/15/2017		475	508
7.875% due 07/15/2020		700	758
NFR Energy LLC
9.750% due 02/15/2017		2,900	2,878
Novasep Holding SAS
9.625% due 12/15/2016	EUR	5,300	5,028
9.750% due 12/15/2016		$3,000	2,130
Novelis, Inc.
8.375% due 12/15/2017		2,400	2,496
8.750% due 12/15/2020		2,400	2,502
OI European Group BV
6.875% due 03/31/2017	EUR	300	419
OPTI Canada, Inc.
7.875% due 12/15/2014		$8,050	5,725
8.250% due 12/15/2014		5,210	3,738
9.000% due 12/15/2012		8,300	8,362
9.750% due 08/15/2013		2,400	2,412
Oshkosh Corp.
8.250% due 03/01/2017		125	137
8.500% due 03/01/2020		125	138
Patheon, Inc.
8.625% due 04/15/2017		1,150	1,153
Penn Virginia Resource Partners LP
8.250% due 04/15/2018		175	181
Petrohawk Energy Corp.
7.875% due 06/01/2015		1,220	1,276
PHH Corp.
7.125% due 03/01/2013		8,535	8,556
9.250% due 03/01/2016		1,125	1,192
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		650	650
Pinafore LLC
9.000% due 10/01/2018		800	868
Prestige Brands, Inc.
8.250% due 04/01/2018		225	234
Quality Distribution LLC
9.875% due 11/01/2018		4,000	3,990
Quebecor Media, Inc.
7.750% due 03/15/2016		2,000	2,075
Quicksilver Resources, Inc.
11.750% due 01/01/2016		2,375	2,779
Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)		1,250	1,284
Radnet Management, Inc.
10.375% due 04/01/2018		3,000	2,820
Rain CII Carbon LLC
8.000% due 12/01/2018		725	747
Regal Entertainment Group
9.125% due 08/15/2018		750	802
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		1,075	1,099
8.000% due 12/15/2016	EUR	75	101
8.500% due 05/15/2018		$1,000	1,010
9.000% due 04/15/2019		600	625
Roadhouse Financing, Inc.
10.750% due 10/15/2017		2,950	3,201
Rockies Express Pipeline LLC
6.875% due 04/15/2040		2,000	1,903
Roofing Supply Group LLC
8.625% due 12/01/2017		425	440
SandRidge Energy, Inc.
8.750% due 01/15/2020		5,525	5,705
Santos Finance Ltd.
8.250% due 09/22/2070	EUR	3,000	3,927
Seminole Indian Tribe of Florida
7.750% due 10/01/2017		$250	259
Sensata Technologies BV
8.000% due 05/01/2014		1,759	1,856
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		200	206

Solutia, Inc.
7.875% due 03/15/2020		150	161
SPX Corp.
6.875% due 09/01/2017		775	827
Steel Dynamics, Inc.
7.625% due 03/15/2020		100	108
Tenet Healthcare Corp.
8.875% due 07/01/2019		2,000	2,270
Tennessee Gas Pipeline Co.
8.375% due 06/15/2032		375	443
Thermon Industries, Inc.
9.500% due 05/01/2017		100	107
TransDigm, Inc.
7.750% due 12/15/2018		1,775	1,846
TRW Automotive, Inc.
7.000% due 03/15/2014		1,600	1,720
Tutor Perini Corp.
7.625% due 11/01/2018		800	808
UPC Holding BV
9.875% due 04/15/2018		2,000	2,200
Valeant Pharmaceuticals International
6.875% due 12/01/2018		2,400	2,394
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,500	2,575
Vertellus Specialties, Inc.
9.375% due 10/01/2015		925	983
West Corp.
8.625% due 10/01/2018		325	346
Whiting Petroleum Corp.
6.500% due 10/01/2018		1,150	1,167
Windstream Corp.
8.625% due 08/01/2016		3,100	3,278
WMG Acquisition Corp.
9.500% due 06/15/2016		3,350	3,610
Wynn Las Vegas LLC
7.875% due 11/01/2017		1,500	1,624
Ziggo Finance BV
6.125% due 11/15/2017	EUR	2,700	3,590

			356,027

UTILITIES 8.4%
AES Andres Dominicana
9.500% due 11/12/2020		$12,900	13,480
AES Corp.
8.000% due 06/01/2020		500	533
AES Ironwood LLC
8.857% due 11/30/2025		1,993	1,993
AES Red Oak LLC
8.540% due 11/30/2019		585	585
9.200% due 11/30/2029		2,100	2,063
Calpine Corp.
7.500% due 02/15/2021		2,525	2,500
Energy Future Holdings Corp.
9.750% due 10/15/2019		1,500	1,520
10.000% due 01/15/2020		1,000	1,034
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		3,444	3,490
Frontier Communications Corp.
7.450% due 07/01/2035		326	289
9.000% due 08/15/2031		1,800	1,858
Ipalco Enterprises, Inc.
7.250% due 04/01/2016		1,200	1,287
8.625% due 11/14/2011		1,000	1,042
Midwest Generation LLC
8.560% due 01/02/2016		4,858	4,908
NRG Energy, Inc.
7.250% due 02/01/2014		2,905	2,970
7.375% due 02/01/2016		3,000	3,082
7.375% due 01/15/2017		2,000	2,065
8.250% due 09/01/2020		1,000	1,030
Qwest Communications International, Inc.
7.500% due 02/15/2014		950	967
Sithe Independence Funding Corp.
9.000% due 12/30/2013		2,203	2,287
Sprint Capital Corp.
6.900% due 05/01/2019		8,800	8,734
8.750% due 03/15/2032		2,850	2,893
Sprint Nextel Corp.
6.000% due 12/01/2016		1,400	1,360
Telesat LLC
11.000% due 11/01/2015		2,800	3,157
Tenaska Alabama Partners LP
7.000% due 06/30/2021		1,893	2,025
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		300	320
Virgin Media Finance PLC
9.500% due 08/15/2016		2,875	3,263
Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (k)		1,851	1,901

			72,636

Total Corporate Bonds & Notes (Cost $599,603)			620,524

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
Chesapeake Energy Corp.
2.250% due 12/15/2038		5,000	3,919

Total Convertible Bonds & Notes (Cost $3,785)			3,919

MUNICIPAL BONDS & NOTES 0.1%
CALIFORNIA 0.1%
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		1,000	926

Total Municipal Bonds & Notes (Cost $981)			926

U.S. GOVERNMENT AGENCIES 3.5%
Fannie Mae
4.000% due 01/01/2041		30,000	29,850

Total U.S. Government Agencies (Cost $29,672)			29,850

MORTGAGE-BACKED SECURITIES 1.5%
Adjustable Rate Mortgage Trust
3.021% due 10/25/2035		302	215
American Home Mortgage Assets
0.491% due 09/25/2046		842	118
1.248% due 11/25/2046		1,143	568
6.250% due 06/25/2037		685	407
Banc of America Alternative Loan Trust
0.661% due 05/25/2035		181	135
Banc of America Funding Corp.
5.483% due 03/20/2036		559	423
Bear Stearns Alt-A Trust
2.801% due 01/25/2035		13	11
Countrywide Alternative Loan Trust
0.441% due 05/25/2047		67	39
0.471% due 03/20/2046		100	58
0.521% due 07/25/2046		500	96
1.328% due 12/25/2035		212	136
5.591% due 10/25/2035		160	110
Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/2035		389	250
6.000% due 05/25/2036		446	404
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		835	537
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018		403	411
Downey Savings & Loan Association Mortgage Loan Trust
0.511% due 03/19/2045		57	40
First Horizon Alternative Mortgage Securities
2.570% due 09/25/2035		957	710
6.000% due 05/25/2036		272	219
GMAC Mortgage Corp. Loan Trust
4.653% due 04/19/2036		754	589
GSR Mortgage Loan Trust
2.868% due 04/25/2035		8	7
2.936% due 05/25/2035		2,100	1,500
Harborview Mortgage Loan Trust
0.451% due 01/19/2038		61	41
0.501% due 03/19/2036		1,067	661
Indymac Index Mortgage Loan Trust
5.047% due 09/25/2035		205	172
JPMorgan Mortgage Trust
6.000% due 08/25/2037		400	359
Nomura Asset Acceptance Corp.
6.138% due 03/25/2047		471	399
RBSCF Trust
6.068% due 09/17/2039		1,100	1,164
Residential Accredit Loans, Inc.
0.421% due 01/25/2037		1,582	942
0.591% due 03/25/2037		813	324
5.500% due 02/25/2036		876	513
Residential Asset Securitization Trust
6.000% due 05/25/2037		290	244
Structured Asset Mortgage Investments, Inc.
0.481% due 05/25/2036		63	38
WaMu Mortgage Pass-Through Certificates
1.098% due 05/25/2047		770	512
5.691% due 10/25/2036		539	441
5.735% due 07/25/2037		624	530

Total Mortgage-Backed Securities (Cost $12,252)			13,323

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc.
1.311% due 12/25/2033		376	309
Carrington Mortgage Loan Trust
0.411% due 08/25/2036		100	52
Credit-Based Asset Servicing & Securitization LLC
5.369% due 01/25/2037		1,300	616
GSAMP Trust
0.411% due 08/25/2036		100	51
Mid-State Trust
7.791% due 03/15/2038		27	26
Morgan Stanley ABS Capital I
0.401% due 05/25/2037		200	79
Residential Asset Securities Corp.
0.411% due 08/25/2036		100	56

Total Asset-Backed Securities (Cost $891)			1,189

	SHARES
COMMON STOCKS 0.9%
BANKING & FINANCE 0.7%
Bank of America Corp.	306,618	4,090
Regions Financial Corp.	280,000	1,960

		6,050

CONSUMER SERVICES 0.1%
Dex One Corp. (c)	157,507	1,175

ENERGY 0.1%
SemGroup Corp. ‘A’ (c)	17,414	473

UTILITIES 0.0%
Hawaiian Telecom (c)	19,103	411

Total Common Stocks (Cost $11,573)		8,109

WARRANTS 0.0%
ENERGY 0.0%
SemGroup Corp. - Exp. 11/30/2014
	18,330	142

Total Warrants (Cost $82)		142

PREFERRED SECURITIES 1.9%
BANKING & FINANCE 1.9%
Citigroup Capital XIII
7.875% due 08/25/2036	120,000	3,229
Farm Credit Bank
10.000% due 08/25/2036	12,000	12,964

Total Preferred Securities (Cost $15,107)		16,193

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 4.5%
REPURCHASE AGREEMENTS 0.5%
Barclays Capital, Inc.
0.250% due 01/03/2011	$1,000	1,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $1,027. Repurchase proceeds are $1,000.)
0.250% due 01/03/2011	600	600
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.500% due 05/15/2020 valued at $616. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 01/03/2011	2,424	2,424
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,476. Repurchase proceeds are $2,424.)

		4,024

U.S. TREASURY BILLS 0.4%
0.150% due 01/13/2011 - 06/09/2011 (d)(f)(h)	3,136	3,135

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.6%
	3,153,824	31,589

Total Short-Term Instruments (Cost $38,748)		38,748

Total Investments 87.1% (Cost $732,394)		$753,069
Written Options (j) (0.1%) (Premiums $842)		(758)
Other Assets and Liabilities (Net) 13.0%		112,319

Net Assets 100.0%		$864,630

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Payment in-kind bond security.

(c)	Non-income producing security.

(d)	Coupon represents a weighted average yield.

(e)	Affiliated to the Fund.

(f)	Securities with an aggregate market value of $1,869 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(g)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $4,599 at a weighted average interest rate of -0.295%. On December 31, 2010, securities valued at $3,465 were pledged as collateral for reverse repurchase agreements.

(h)	Securities with an aggregate market value of $1,266 and cash of $150 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2011	522	$85
90-Day Eurodollar March Futures	Long	03/2012	338	401
U.S. Treasury 10-Year Note March Futures	Long	03/2011	284	(962)

				$(476)

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2011	1.128%		$5,000	$197	$114	$83
AMR Corp.	DUB	5.000%	12/20/2011	4.783%		7,000	28	(88)	116
AMR Corp.	RBS	5.000%	12/20/2011	4.783%		1,500	6	(19)	25
Assured Guaranty Corp.	CITI	5.000%	06/20/2012	5.853%		35,000	(352)	88	(440)
Assured Guaranty Corp.	GSC	5.000%	12/20/2011	5.209%		4,000	0	(10)	10
Assured Guaranty Corp.	JPM	5.000%	09/20/2012	6.235%		10,000	(181)	(175)	(6)
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	1.261%		2,500	(30)	(70)	40
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%		100	1	(7)	8
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%		300	11	(8)	19
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.158%		20,000	130	(132)	262
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.858%		200	37	3	34
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.158%		100	1	(7)	8
CODELCO, Inc.	BCLY	1.000%	12/20/2011	0.398%		4,000	25	6	19
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.842%		4,050	274	(370)	644
Continental Resources, Inc.	CSFB	5.000%	12/20/2012	1.652%	EUR	5,000	447	254	193
El Paso Corp.	GSC	5.000%	09/20/2014	1.948%		$1,600	176	(152)	328
General Electric Capital Corp.	CITI	4.100%	12/20/2013	1.079%		1,350	121	0	121
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	4.050%		300	10	(30)	40
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.970%		1,500	208	(154)	362
MBIA, Inc.	CITI	5.000%	03/20/2011	16.354%		2,000	(45)	(105)	60
MBIA, Inc.	CITI	5.000%	06/20/2011	16.465%		4,000	(200)	(280)	80
MBIA, Inc.	CITI	5.000%	06/20/2011	19.976%		7,000	(454)	(486)	32
MBIA, Inc.	CITI	5.000%	12/20/2011	20.396%		7,000	(920)	(1,012)	92
MBIA, Inc.	DUB	5.000%	12/20/2011	20.396%		7,500	(986)	(1,425)	439
MBIA, Inc.	JPM	5.000%	09/20/2012	23.839%		10,000	(2,582)	(2,200)	(382)
MBIA, Inc.	UBS	5.000%	03/20/2011	16.354%		2,000	(45)	(95)	50
MBIA, Inc.	UBS	5.000%	12/20/2012	24.763%		3,000	(893)	(967)	74
MetLife, Inc.	BOA	1.000%	06/20/2015	1.502%		2,000	(41)	(203)	162
Morgan Stanley	BOA	1.000%	06/20/2015	1.559%		2,000	(46)	(154)	108
PMI Group, Inc.	GSC	5.000%	12/20/2011	5.011%		4,000	7	(30)	37
PMI Group, Inc.	GSC	5.000%	09/20/2015	6.459%		2,000	(104)	(200)	96
PMI Group, Inc.	JPM	5.000%	12/20/2011	5.011%		7,000	13	0	13
PMI Group, Inc.	JPM	5.000%	06/20/2012	5.273%		3,000	(6)	(15)	9
Rallye S.A.	DUB	5.000%	12/20/2012	2.040%	EUR	3,000	238	236	2
SLM Corp.	CITI	5.000%	09/20/2015	3.316%		$2,000	146	(140)	286

							$(4,809)	$(7,833)	$3,024

Credit Default Swaps on Credit Indices - Buy Protection (2)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums (Received)	Unrealized (Depreciation)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015	$10,000	$(95)	$(43)	$(52)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015	5,000	(48)	(22)	(26)
CDX.IG-14 5-Year Index	UBS	(1.000%	)	06/20/2015	6,000	(56)	(25)	(31)

						$(199)	$(90)	$(109)

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$976	$(545)	$(683)	$138
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	5,000	157	(138)	295
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015	60,000	1,883	1,725	158

					$1,495	$904	$591

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	BOA	$27,300	$(912)	$(95)	$(817)
Pay	3-Month USD-LIBOR	4.000%	12/16/2020	RBS	6,000	(201)	(222)	21

						$(1,113)	$(317)	$(796)

(j)	Written options outstanding on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$129.000	01/21/2011	24	$10	$0
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	137	59	78
Put - CBOT U.S. Treasury 10-Year Note February Futures	124.000	01/21/2011	24	12	89
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	137	85	58

				$166	$225

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	01/19/2011		$5,000	$8	$3
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.900%	03/16/2011		5,000	11	21
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	03/16/2011		5,000	28	3
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.700%	03/16/2011		5,000	23	1
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		25,000	60	72
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		25,000	135	45
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.300%	01/19/2011	EUR	10,000	38	7
Put - OTC iTraxx Europe 14 Index	BNP	Sell	1.600%	03/16/2011		10,000	50	18
Call - OTC iTraxx Europe 14 Index	MSC	Buy	0.900%	03/16/2011		7,000	21	17
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.600%	03/16/2011		7,000	55	12
Put - OTC iTraxx Europe 14 Index	MSC	Sell	1.800%	03/16/2011		5,000	36	5

							$465	$204

Straddle Options

Description	Counterparty	Exercise Price (6)	Expiration Date	Notional Amount	Premium(6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000	10/11/2011	$6,600	$35	$54
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000	10/11/2011	6,600	33	53
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011	13,200	143	222

					$211	$329

(6)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(k)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	12/08/2000	$1,890	$1,901	0.22%

(l)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	40,032	01/2011	BCLY	$0	$(145)	$(145)
Buy		40,032	01/2011	HSBC	74	0	74
Sell	EUR	1,028	01/2011	BCLY	0	(6)	(6)
Sell		1,121	01/2011	BNP	0	(18)	(18)
Sell		49,640	01/2011	CITI	1,375	(21)	1,354
Buy		3,519	01/2011	CSFB	2	0	2
Sell		633	01/2011	CSFB	3	0	3
Sell		7,936	01/2011	GSC	0	(104)	(104)
Sell		903	01/2011	HSBC	5	0	5
Sell		3,600	01/2011	RBS	115	(10)	105
Sell	GBP	5,032	03/2011	BCLY	6	0	6
Sell		5,031	03/2011	DUB	8	0	8
Sell		3,354	03/2011	RBS	17	0	17

					$1,605	$(304)	$1,301

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$20,146	$0	$20,146
Corporate Bonds & Notes
Banking & Finance	0	191,861	0	191,861
Industrials	0	355,797	230	356,027
Utilities	0	65,827	6,809	72,636
Convertible Bonds & Notes
Industrials	0	3,919	0	3,919
Municipal Bonds & Notes
California	0	926	0	926
U.S. Government Agencies	0	29,850	0	29,850
Mortgage-Backed Securities	0	13,323	0	13,323
Asset-Backed Securities	0	1,189	0	1,189
Common Stocks
Banking & Finance	6,050	0	0	6,050
Consumer Services	1,175	0	0	1,175
Energy	473	0	0	473
Utilities	411	0	0	411
Warrants
Energy	0	0	142	142
Preferred Securities
Banking & Finance	3,229	12,964	0	16,193
Short-Term Instruments
Repurchase Agreements	0	4,024	0	4,024
U.S. Treasury Bills	0	3,135	0	3,135
PIMCO Short-Term Floating NAV Portfolio	31,589	0	0	31,589
	$42,927	$702,961	$7,181	$753,069
Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,443	0	4,443
Foreign Exchange Contracts	0	1,605	0	1,605
Interest Rate Contracts	486	21	0	507
	$486	$6,069	$0	$6,555
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,141)	0	(1,141)
Foreign Exchange Contracts	0	(304)	0	(304)
Interest Rate Contracts	(962)	(1,042)	(329)	(2,333)
	$(962)	$(2,487)	$(329)	$(3,778)

Totals	$42,451	$706,543	$6,852	$755,846

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$33	$0	$(1)	$1	$0	$(33)	$230	$0	$230	$(33)
Utilities	1,908	0	0	(13)	0	6	4,908	0	6,809	6
Warrants
Energy	151	0	0	0	0	(9)	0	0	142	(9)

	$2,092	$0	$(1)	$(12)	$0	$(36)	$5,138	$0	$7,181	$(36)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(212)	$0	$0	$(117)	$0	$0	$(329)	$(117)

Totals	$2,092	$0	$(213)	$(12)	$0	$(153)	$5,138	$0	$6,852	$(153)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO International Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
AUSTRALIA 3.1%
CORPORATE BONDS & NOTES 2.8%
Commonwealth Bank of Australia
0.803% due 06/25/2014		$3,700	$3,720
4.500% due 02/20/2014	AUD	40,000	39,600
ING Bank Australia Ltd.
5.325% due 03/03/2015		1,000	1,019
National Australia Bank Ltd.
4.750% due 02/12/2014		15,000	14,866

			59,205

SOVEREIGN ISSUES 0.3%
Australia Government Bond
6.250% due 06/15/2014		4,850	5,113

Total Australia (Cost $44,137)			64,318

CANADA 28.3%
SOVEREIGN ISSUES 28.3%
Canada Government International Bond
1.500% due 06/01/2012	CAD	53,000	53,284
2.000% due 12/01/2014		10,000	9,987
3.500% due 06/01/2020		97,900	101,547
3.750% due 06/01/2012		2,500	2,592
3.750% due 06/01/2019		27,000	28,631
4.250% due 06/01/2018		200,000	219,931
4.500% due 06/01/2015		10,000	10,986
Canada Housing Trust
1.666% due 09/15/2014		29,600	30,112
4.600% due 09/15/2011		29,500	30,335
Canada Housing Trust No. 1
4.050% due 03/15/2011		52,900	53,514
Province of Ontario Canada
4.200% due 06/02/2020		15,000	15,564
4.650% due 06/02/2041		22,900	24,288
Province of Quebec Canada
6.250% due 06/01/2032		10,000	12,613

Total Canada (Cost $562,046)			593,384

FRANCE 25.9%
CORPORATE BONDS & NOTES 1.8%
BNP Paribas Home Loan Covered Bonds S.A.
4.750% due 05/28/2013	EUR	2,900	4,122
Cie de Financement Foncier
3.875% due 02/11/2011		10,000	13,401
4.000% due 07/21/2011		13,000	17,633
4.500% due 01/09/2013		900	1,266

			36,422

SOVEREIGN ISSUES 24.1%
France Government Bond
3.750% due 04/25/2021		1,700	2,346
4.250% due 10/25/2018		5,200	7,535
4.250% due 04/25/2019		7,300	10,537
4.250% due 10/25/2023		10,200	14,584
6.500% due 04/25/2011		8,376	11,397
France Treasury Notes
3.000% due 01/12/2011		290,200	388,097
3.500% due 07/12/2011		32,300	43,817
Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		$7,500	7,769
3.500% due 11/24/2011	EUR	15,000	20,476

			506,558

Total France (Cost $540,410)			542,980

GERMANY 5.2%
CORPORATE BONDS & NOTES 3.2%
Kreditanstalt fuer Wiederaufbau
3.750% due 10/14/2011	EUR	50,000	68,274

SOVEREIGN ISSUES 2.0%
Republic of Germany
3.750% due 01/04/2015		28,600	41,357

Total Germany (Cost $106,129)			109,631

NETHERLANDS 4.9%
MORTGAGE-BACKED SECURITIES 0.0%
Delphinus BV
1.285% due 06/25/2066	EUR	35	46

SOVEREIGN ISSUES 4.9%
Netherlands Government International Bond
3.250% due 07/15/2015		3,000	4,236
4.000% due 01/15/2011		18,000	24,078
4.500% due 07/15/2017		8,300	12,353
5.000% due 07/15/2011		46,200	63,155

			103,822

Total Netherlands (Cost $102,273)			103,868

NORWAY 0.2%
CORPORATE BONDS & NOTES 0.2%
DnB NOR Boligkreditt
4.625% due 07/03/2013	EUR	3,100	4,328

Total Norway (Cost $4,667)			4,328

UNITED KINGDOM 0.2%
CORPORATE BONDS & NOTES 0.2%
Rexam PLC
6.750% due 06/01/2013		$4,000	4,364

Total United Kingdom (Cost $3,642)			4,364

UNITED STATES 15.0%
ASSET-BACKED SECURITIES 4.5%
ACE Securities Corp.
0.351% due 06/25/2037		$1,022	996
AFC Home Equity Loan Trust
0.971% due 12/22/2027		17	9
Ameriquest Mortgage Securities, Inc.
0.491% due 11/25/2035		298	278
Amortizing Residential Collateral Trust
0.841% due 07/25/2032		58	53
0.961% due 10/25/2031		431	389
Argent Securities, Inc.
0.351% due 07/25/2036		2,016	785
Asset-Backed Funding Certificates
0.321% due 01/25/2037		145	144
0.611% due 06/25/2034		998	817
Asset-Backed Securities Corp. Home Equity
0.341% due 05/25/2037		838	721
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036		19	18
0.341% due 10/25/2036		284	267
0.351% due 06/25/2047		1,833	1,765
0.461% due 06/25/2036		4,301	4,211
0.591% due 01/25/2036		91	90
0.751% due 06/25/2036		1,900	1,123
0.921% due 10/25/2032		348	310
BNC Mortgage Loan Trust
0.361% due 05/25/2037		806	752
Carrington Mortgage Loan Trust
0.311% due 01/25/2037		512	503
0.421% due 01/25/2036		30	30
0.581% due 10/25/2035		861	820
CIT Group Home Equity Loan Trust
0.531% due 06/25/2033		30	28
Citigroup Mortgage Loan Trust, Inc.
0.300% due 05/15/2036		178	175
0.361% due 10/25/2036		39	38
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037		159	158
0.311% due 06/25/2047		430	423
0.331% due 06/25/2047		118	116
0.341% due 06/25/2037		102	101
0.341% due 10/25/2047		337	333
0.361% due 07/25/2037		20,000	15,728
0.361% due 08/25/2037		1,600	1,358
0.361% due 09/25/2037		857	824
0.361% due 05/25/2047		82	79
0.361% due 09/25/2047		2,308	2,242
0.371% due 10/25/2046		91	90
0.451% due 06/25/2036		5,517	4,799
1.001% due 05/25/2032		153	141
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032		192	159
Credit-Based Asset Servicing & Securitization LLC
0.321% due 11/25/2036		176	155
0.331% due 01/25/2037		446	181
Equity One ABS, Inc.
0.561% due 04/25/2034		539	421
First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/2036		105	104
0.331% due 12/25/2036		149	147
0.631% due 12/25/2034		10	10
Home Equity Asset Trust
0.861% due 11/25/2032		1	1
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036		193	151
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037		4	4
JPMorgan Mortgage Acquisition Corp.
0.411% due 03/25/2037		10,000	7,294
Lehman XS Trust
0.411% due 04/25/2037		273	194
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034		28	23
MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036		11	11
0.391% due 10/25/2036		1,492	1,444
Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037		12	12
0.341% due 09/25/2037		53	15
Morgan Stanley ABS Capital I
0.321% due 05/25/2037		356	309
0.351% due 01/25/2037		20,000	10,166
0.361% due 11/25/2036		19,601	15,535
Nationstar Home Equity Loan Trust
0.321% due 06/25/2037		534	525
Park Place Securities, Inc.
0.521% due 09/25/2035		185	169
Securitized Asset-Backed Receivables LLC Trust
0.301% due 01/25/2037		157	149
SLM Student Loan Trust
1.788% due 04/25/2023		16,809	17,373

Soundview Home Equity Loan Trust
0.321% due 11/25/2036		400	146
Structured Asset Securities Corp.
0.311% due 10/25/2036		25	25
0.661% due 05/25/2034		17	16
1.753% due 04/25/2035		33	25
Washington Mutual Asset-Backed Certificates
0.321% due 10/25/2036		124	85
Wells Fargo Home Equity Trust
0.491% due 10/25/2035		23	23

			95,586

CORPORATE BONDS & NOTES 3.8%
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	4,000	5,474
Bank of America Corp.
0.549% due 10/14/2016		$10,000	8,880
Black & Decker Corp.
5.750% due 11/15/2016		5,000	5,567
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		7,000	7,591
Cardinal Health, Inc.
6.000% due 06/15/2017		8,000	8,863
Citigroup, Inc.
6.500% due 08/19/2013		300	330
Computer Sciences Corp.
6.500% due 03/15/2018		5,300	5,779
Macy’s Retail Holdings, Inc.
5.900% due 12/01/2016		6,000	6,435
Marriott International, Inc.
6.375% due 06/15/2017		6,000	6,718
Maytag Corp.
5.000% due 05/15/2015		5,700	5,901
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		100	106
Mohawk Industries, Inc.
6.875% due 01/15/2016		6,000	6,465
Morgan Stanley
1.445% due 05/02/2014	EUR	100	126
RR Donnelley & Sons Co.
4.950% due 04/01/2014		$5,800	5,947
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		5,000	5,500

			79,682

MORTGAGE-BACKED SECURITIES 4.5%
American Home Mortgage Investment Trust
2.264% due 10/25/2034		39	34
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 10/25/2035		249	224
Bear Stearns Alt-A Trust
2.810% due 01/25/2036		2,975	1,646
2.992% due 08/25/2036 (a)		83	43
4.179% due 02/25/2036		271	139
Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037		27	27
Citigroup Mortgage Loan Trust, Inc.
2.930% due 08/25/2035		224	212
Countrywide Alternative Loan Trust
0.421% due 02/25/2047		350	228
0.441% due 02/20/2047		13,386	7,841
0.441% due 05/25/2047		2,215	1,290
0.451% due 08/25/2046		537	323
0.451% due 11/25/2046		954	575
0.471% due 03/20/2046		1,131	655
0.521% due 12/25/2035		167	125
0.541% due 12/25/2035		642	457
0.541% due 02/25/2037		372	220
0.561% due 08/25/2035		1,287	848
0.561% due 12/25/2035		2,272	1,351
0.581% due 11/25/2035		15,833	8,767
0.611% due 09/25/2035		4,507	2,860
Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035		467	319
0.551% due 03/25/2035		2,052	1,159
0.551% due 04/25/2035		25	17
0.561% due 03/25/2035		154	100
0.581% due 03/25/2035		11,030	6,933
0.591% due 02/25/2035		34	26
0.641% due 09/25/2034		39	23
2.949% due 08/25/2034		148	123
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		54	55
Credit Suisse Mortgage Capital Certificates
5.311% due 12/15/2039		500	522
Deutsche ALT-A Securities, Inc.
0.361% due 10/25/2036		13	5
Downey Savings & Loan Association Mortgage Loan Trust
0.471% due 03/19/2045		1,818	1,236
0.521% due 08/19/2045		653	455
0.591% due 09/19/2045		3,732	2,466
Greenpoint Mortgage Funding Trust
0.341% due 10/25/2046		690	640
0.341% due 01/25/2047		409	392
0.491% due 06/25/2045		4,013	2,643
GSR Mortgage Loan Trust
6.000% due 03/25/2032		1	1
Harborview Mortgage Loan Trust
0.451% due 01/19/2038		1,044	701
0.481% due 05/19/2035		2,247	1,477
0.501% due 06/19/2035		1,103	756
0.501% due 01/19/2036		319	192
0.501% due 03/19/2036		4,213	2,611
0.511% due 01/19/2036		5,239	3,399
0.571% due 11/19/2035		716	493
0.591% due 09/19/2035		58	38
0.601% due 06/20/2035		179	149
Nomura Asset Acceptance Corp.
2.730% due 10/25/2035		79	60
Residential Accredit Loans, Inc.
0.471% due 04/25/2046		292	128
Sequoia Mortgage Trust
0.611% due 10/19/2026		46	40
0.611% due 07/20/2033		2,760	2,620
0.820% due 10/20/2034		1,064	908
Structured Asset Mortgage Investments, Inc.
0.841% due 07/19/2034		15	14
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046		229	226
0.381% due 10/25/2046		209	207
0.801% due 03/25/2044		304	234
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021		408	398
WaMu Mortgage Pass-Through Certificates
0.491% due 04/25/2045		207	174
0.551% due 10/25/2045		83	71
0.571% due 01/25/2045		50	43
0.581% due 01/25/2045		50	43
0.581% due 07/25/2045		55	47
0.801% due 12/25/2027		131	116
1.138% due 12/25/2046		365	264
1.328% due 08/25/2046		47,524	31,321
1.528% due 11/25/2042		8	7
1.728% due 08/25/2042		35	32
1.828% due 11/25/2046		1,056	774
2.904% due 02/27/2034		34	35
3.154% due 10/25/2046		120	92
Wells Fargo Mortgage-Backed Securities Trust
2.845% due 04/25/2036		52	50
2.884% due 09/25/2034		644	658
3.425% due 03/25/2036		308	274

			93,632

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
0.381% due 03/25/2034		35	35
0.411% due 08/25/2034		22	21
0.611% due 09/25/2042		115	115
0.661% due 06/25/2029		17	17
2.138% due 12/01/2034		35	36
2.688% due 11/01/2034		127	133
2.758% due 12/01/2030		4	5
4.500% due 02/25/2021		130	131
6.000% due 07/25/2044		64	71
6.060% due 03/01/2023		442	497
7.000% due 09/25/2023		69	78
8.800% due 01/25/2019		109	134
Freddie Mac
0.147% due 02/01/2011		137	137
0.216% due 08/05/2011		84	84
0.411% due 09/25/2035		4,322	4,269
0.490% due 02/15/2019		8,094	8,106
0.541% due 09/25/2031		66	62
0.710% due 12/15/2031		5	5
1.542% due 10/25/2044 - 02/25/2045		322	316
1.742% due 07/25/2044		67	66
2.653% due 10/01/2036		211	221
4.500% due 02/15/2017 - 02/15/2020		239	249
5.000% due 03/15/2017 - 12/15/2031		2,414	2,505
6.500% due 07/15/2028		1,364	1,528
Ginnie Mae
2.625% due 08/20/2022 - 09/20/2026		395	404
3.125% due 11/20/2022 - 11/20/2024		464	477
3.375% due 03/20/2022 - 06/20/2030		1,465	1,511
6.000% due 08/20/2034		730	805
7.500% due 02/16/2030		1,619	1,790
Small Business Administration
4.625% due 02/01/2025		118	125
5.090% due 10/01/2025		60	64

			23,997

U.S. TREASURY OBLIGATIONS 1.1%
U.S. Treasury Bonds
5.500% due 08/15/2028		1,400	1,650
U.S. Treasury Notes
1.125% due 06/30/2011 (d)(f)		4,087	4,106
2.375% due 08/31/2014 (d)(f)		14,900	15,438
3.625% due 08/15/2019 (f)		1,000	1,045

			22,239

Total United States (Cost $380,419)			315,136

SHORT-TERM INSTRUMENTS 18.1%
REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/03/2011		$318	318

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $325. Repurchase proceeds are $318.)
FRANCE TREASURY BILLS 6.3%
0.588% due 03/03/2011	EUR	99,800	133,300

JAPAN TREASURY BILLS 3.5%
0.112% due 01/31/2011 - 03/28/2011 (b)	JPY	6,000,000	73,910

U.S. TREASURY BILLS 1.4%
0.129% due 01/06/2011 - 06/09/2011 (b)(d)		$29,004	28,992

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 6.9%
		14,421,953	144,450

Total Short-Term Instruments (Cost $377,042)			380,970

Total Investments 100.9% (Cost $2,120,765)			$2,118,979
Other Assets and Liabilities (Net) (0.9%)			(19,211)

Net Assets 100.0%			$2,099,768

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Affiliated to the Portfolio.

(d)	Securities with an aggregate market value of $31,394 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $51,498 at a weighted average interest rate of 0.336%. On December 31, 2010, there were no open reverse repurchase agreements.

(f)	Securities with an aggregate market value of $2,344 and cash of $8 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note March Futures	Long	03/2011	1,114	$(1,970)
U.S. Treasury 10-Year Note March Futures	Long	03/2011	84	(276)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	500	7
United Kingdom Government 10-Year Bond March Futures	Long	03/2011	161	(131)

				$(2,370)

(g)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	BOA	(0.950%	)	12/20/2016	0.353%	$5,000	$(171)	$147	$(318)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.227%	7,000	(50)	0	(50)
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.676%	8,000	30	36	(6)
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	1.641%	5,300	159	(81)	240
Macy’s Retail Holdings, Inc.	DUB	(2.780%	)	12/20/2016	1.587%	6,000	(395)	4	(399)
Marriott International, Inc.	BOA	(1.650%	)	06/20/2017	0.898%	6,000	(272)	611	(883)
Maytag Corp.	DUB	(0.650%	)	06/20/2015	0.518%	5,700	(34)	3	(37)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.952%	6,000	111	326	(215)
Rexam PLC	CITI	(4.000%	)	06/20/2013	0.550%	4,000	(346)	0	(346)
RR Donnelley & Sons Co.	BOA	(1.030%	)	06/20/2014	1.764%	5,800	140	242	(102)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.407%	5,000	(30)	566	(596)

							$(858)	$1,854	$(2,712)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	261,500	$(861)	$143	$(1,004)
Pay	6-Month AUD Bank Bill	4.500%	06/15/2012	DUB		285,000	(3,543)	(1,091)	(2,452)
Pay	6-Month EUR-EURIBOR	2.000%	09/15/2015	DUB	EUR	119,300	(2,383)	(1,088)	(1,295)
Pay	6-Month GBP-LIBOR	2.500%	03/16/2016	CITI	GBP	76,500	(1,450)	1,205	(2,655)
Pay	6-Month GBP-LIBOR	2.500%	03/16/2016	JPM		49,500	(939)	799	(1,738)

							$(9,176)	$(32)	$(9,144)

(h)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	19,950	01/2011	BNP	$621	$0	$621
Sell		833	01/2011	CSFB	0	(21)	(21)
Sell		26,974	01/2011	RBS	0	(1,834)	(1,834)
Buy	BRL	248,741	03/2011	HSBC	2,076	0	2,076
Sell	CAD	266,598	01/2011	JPM	0	(3,118)	(3,118)
Buy		40,720	02/2011	MSC	792	0	792
Sell	EUR	29,510	01/2011	BCLY	0	(772)	(772)
Buy		405,901	01/2011	CITI	2,579	(461)	2,118
Sell		34,061	01/2011	CITI	1,764	(25)	1,739
Buy		10,811	01/2011	CSFB	147	(2)	145
Sell		1,554	01/2011	HSBC	3	(24)	(21)
Sell		95,211	01/2011	JPM	0	(3,412)	(3,412)
Buy		15,000	01/2011	MSC	0	(592)	(592)
Buy		315,364	01/2011	RBS	2,523	0	2,523
Sell		577,698	01/2011	RBS	0	(16,282)	(16,282)
Sell		379,258	02/2011	CITI	0	(2,567)	(2,567)
Sell		4,985	02/2011	MSC	0	(50)	(50)
Sell		315,364	02/2011	RBS	0	(2,514)	(2,514)
Sell	GBP	3,260	03/2011	BCLY	4	0	4
Sell		3,259	03/2011	DUB	5	0	5
Sell		2,173	03/2011	RBS	11	0	11
Buy	JPY	204,293	01/2011	BOA	85	0	85
Buy		2,584,873	01/2011	CITI	640	0	640
Sell		2,000,000	01/2011	CITI	0	(28)	(28)
Buy		2,659,123	01/2011	GSC	755	0	755
Sell		4,987,143	01/2011	GSC	0	(2,181)	(2,181)
Sell		2,968,538	01/2011	RBC	0	(1,311)	(1,311)
Sell		5,937,076	01/2011	RBS	0	(2,496)	(2,496)
Buy		4,604,001	01/2011	UBS	1,141	0	1,141
Sell		1,000,000	02/2011	RBS	0	(71)	(71)
Sell		3,000,000	03/2011	BOA	0	(1,166)	(1,166)
Buy	KRW	102,900	05/2011	BCLY	0	(1)	(1)
Buy		1,001,800	05/2011	CITI	0	(5)	(5)
Buy		82,964	05/2011	GSC	0	0	0
Buy		194,000	05/2011	HSBC	0	(1)	(1)
Buy		447,100	05/2011	JPM	1	0	1
Buy		389,000	05/2011	RBS	0	0	0
Sell	NOK	1,120	02/2011	CITI	0	(2)	(2)
Buy	SEK	11,492	02/2011	RBC	0	(3)	(3)

					$13,147	$(38,939)	$(25,792)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Australia
Corporate Bonds & Notes	$0	$59,205	$0	$59,205
Sovereign Issues	0	5,113	0	5,113
Canada
Sovereign Issues	0	593,384	0	593,384
France
Corporate Bonds & Notes	0	36,422	0	36,422
Sovereign Issues	0	506,558	0	506,558
Germany
Corporate Bonds & Notes	0	68,274	0	68,274
Sovereign Issues	0	41,357	0	41,357
Netherlands
Mortgage-Backed Securities	0	46	0	46
Sovereign Issues	0	103,822	0	103,822
Norway
Corporate Bonds & Notes	0	4,328	0	4,328
United Kingdom
Corporate Bonds & Notes	0	4,364	0	4,364
United States
Asset-Backed Securities	0	95,586	0	95,586
Corporate Bonds & Notes	0	79,682	0	79,682
Mortgage-Backed Securities	0	93,632	0	93,632
U.S. Government Agencies	0	23,997	0	23,997
U.S. Treasury Obligations	0	22,239	0	22,239
Short-Term Instruments
Repurchase Agreements	0	318	0	318
France Treasury Bills	0	133,300	0	133,300
Japan Treasury Bills	0	73,910	0	73,910
U.S. Treasury Bills	0	28,992	0	28,992
PIMCO Short-Term Floating NAV Portfolio	144,450	0	0	144,450
	$144,450	$1,974,529	$0	$2,118,979

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	240	0	240
Foreign Exchange Contracts	0	13,147	0	13,147
Interest Rate Contracts	7	0	0	7
	$7	$13,387	$0	$13,394

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,952)	0	(2,952)
Foreign Exchange Contracts	0	(38,939)	0	(38,939)
Interest Rate Contracts	(2,377)	(9,144)	0	(11,521)
	$(2,377)	$(51,035)	$0	$(53,412)

Totals	$142,080	$1,936,881	$0	$2,078,961

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments PIMCO

Investment Grade Corporate Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 1.0%
CSC Holdings LLC
2.011% due 01/29/2016	$7,000	$7,012
2.011% due 03/29/2016	6,000	6,038
Fresenius Medical Care Capital Trust
1.632% due 03/31/2013	318	314
1.678% due 03/31/2013	4,677	4,639
4.500% due 09/10/2014	2,000	2,018
Georgia-Pacific Corp.
2.302% due 12/20/2012	1,000	1,001
2.302% due 12/21/2012	11,000	11,008
2.303% due 12/31/2012	6,000	6,005
3.553% due 12/23/2014	6,000	6,032
NRG Energy, Inc.
2.053% due 02/01/2013	4,000	3,983

Total Bank Loan Obligations (Cost $48,049)		48,050

CORPORATE BONDS & NOTES 95.2%
BANKING & FINANCE 59.6%
AGFC Capital Trust I
6.000% due 01/15/2067	3,080	1,448
AgriBank FCB
9.125% due 07/15/2019	500	595
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	4,800	5,088
6.103% due 06/27/2012	2,500	2,631
7.700% due 08/07/2013	2,180	2,424
8.700% due 08/07/2018	12,600	15,577
Allstate Corp.
7.450% due 05/16/2019	120	146
Ally Financial, Inc.
6.750% due 12/01/2014	100	105
6.875% due 08/28/2012	100	104
AMB Property LP
4.000% due 01/15/2018	1,500	1,426
American Express Bank FSB
5.550% due 10/17/2012	1,900	2,033
6.000% due 09/13/2017	7,200	8,035
American Express Centurion Bank
0.412% due 06/12/2012	10,000	9,954
American Express Co.
6.150% due 08/28/2017	3,480	3,928
6.800% due 09/01/2066	1,405	1,401
7.000% due 03/19/2018	40,500	47,242
7.250% due 05/20/2014	1,000	1,140
8.150% due 03/19/2038	9,700	13,181
American Express Credit Corp.
0.381% due 02/24/2012	700	698
5.875% due 05/02/2013	26,505	28,841
7.300% due 08/20/2013	4,600	5,187
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	6,600	6,569
American International Group, Inc.
0.399% due 10/18/2011	3,500	3,473
0.404% due 03/20/2012	3,000	2,930
4.250% due 05/15/2013	1,000	1,037
4.950% due 03/20/2012	23,900	24,714
5.050% due 10/01/2015	1,000	1,031
5.450% due 05/18/2017	9,390	9,534
5.850% due 01/16/2018	40,685	42,072
6.250% due 03/15/2087	15,530	13,812
8.175% due 05/15/2068	117,100	125,567
8.250% due 08/15/2018	14,700	16,984
ANZ National International Ltd.
3.125% due 08/10/2015	15,100	15,035
6.200% due 07/19/2013	23,000	25,337
Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015	100	103
5.100% due 01/13/2020	4,200	4,377
AvalonBay Communities, Inc.
6.100% due 03/15/2020	4,900	5,489
AXA S.A.
6.463% due 12/29/2049	10,000	9,025
BAC Capital Trust XIV
5.630% due 09/29/2049	20	14
Banco do Brasil S.A.
4.500% due 01/22/2015	5,500	5,748
Banco Santander Chile
1.539% due 04/20/2012	11,400	11,400
Bank of America Capital III
0.859% due 01/15/2027	290	207
Bank of America Corp.
0.549% due 10/14/2016	4,700	4,174
0.802% due 09/11/2012	700	692
4.750% due 08/01/2015	2,400	2,473
5.375% due 06/15/2014	1,100	1,157
5.625% due 10/14/2016	450	467
5.625% due 07/01/2020	20,000	20,427
5.650% due 05/01/2018	17,215	17,616
5.750% due 12/01/2017	11,660	12,151
6.000% due 09/01/2017	23,800	24,977
6.500% due 08/01/2016	3,440	3,737
7.375% due 05/15/2014	3,475	3,866
Bank of America N.A.
0.582% due 06/15/2016	3,600	3,217
6.000% due 06/15/2016	100	105
Bank of New York Mellon Corp.
4.950% due 11/01/2012	425	456
Bank of Nova Scotia
3.400% due 01/22/2015	300	312
Bank of Scotland PLC
4.880% due 04/15/2011	1,000	1,011
Bank One Capital III
8.750% due 09/01/2030	75	89
Barclays Bank PLC
0.478% due 03/23/2017	12,000	11,305
2.500% due 01/23/2013	200	203
5.000% due 09/22/2016	22,055	23,368
5.125% due 01/08/2020	1,000	1,023
5.200% due 07/10/2014	5,200	5,621
6.050% due 12/04/2017	32,045	32,918
6.750% due 05/22/2019	900	1,018
6.860% due 09/29/2049	360	344
7.434% due 09/29/2049	24,890	24,579
10.179% due 06/12/2021	45,800	57,131
Bear Stearns Cos. LLC
4.650% due 07/02/2018	18,837	19,376
5.550% due 01/22/2017	7,630	8,120
6.400% due 10/02/2017	39,795	45,431
6.950% due 08/10/2012	4,371	4,771
7.250% due 02/01/2018	28,800	34,178
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013	425	464
5.400% due 05/15/2018	90	99
BM&FBovespa S.A.
5.500% due 07/16/2020	1,000	1,023
BNP Paribas
0.502% due 12/09/2016	1,000	978
5.186% due 06/29/2049	15,700	14,421
6.950% due 07/22/2013	3,850	4,324
7.195% due 06/29/2049	5,600	5,404
Boeing Capital Corp.
6.500% due 02/15/2012	400	425
BPCE S.A.
2.375% due 10/04/2013	1,700	1,696
Branch Banking & Trust Co.
0.622% due 09/13/2016	16,100	14,805
Canadian Oil Sands Ltd.
7.750% due 05/15/2019	1,000	1,184
Cantor Fitzgerald LP
7.875% due 10/15/2019	7,340	7,571
Capital One Bank USA N.A.
8.800% due 07/15/2019	10,900	13,428
Capital One Financial Corp.
5.500% due 06/01/2015	15,000	16,089
Caterpillar Financial Services Corp.
7.150% due 02/15/2019	199	245
CBA Capital Trust II
6.024% due 03/29/2049	8,665	8,491
CIT Group, Inc.
7.000% due 05/01/2013	803	821
7.000% due 05/01/2014	1,204	1,219
7.000% due 05/01/2015	1,204	1,210
7.000% due 05/01/2016	2,007	2,019
7.000% due 05/01/2017	2,810	2,824
Citigroup Capital XXI
8.300% due 12/21/2077	66,000	68,970
Citigroup, Inc.
0.427% due 03/16/2012	5,000	4,967
0.566% due 11/05/2014	5,000	4,758
0.572% due 06/09/2016	5,000	4,468
1.986% due 05/15/2018	4,080	3,891
4.750% due 05/19/2015	3,800	3,983
5.000% due 09/15/2014	15,140	15,675
5.300% due 10/17/2012	1,110	1,176
5.500% due 04/11/2013	7,510	8,001
5.500% due 02/15/2017	250	259
5.850% due 07/02/2013	900	972
5.850% due 12/11/2034	3,000	2,938
5.875% due 05/29/2037	100	98
6.000% due 12/13/2013	5,000	5,467
6.000% due 08/15/2017	15,900	17,270
6.010% due 01/15/2015	179	197
6.125% due 11/21/2017	15,460	16,966
6.125% due 05/15/2018	590	647
6.375% due 08/12/2014	2,300	2,544
6.500% due 08/19/2013	85	93
6.625% due 06/15/2032	10,000	10,036
8.125% due 07/15/2039	13,883	17,718
8.500% due 05/22/2019	624	776
CNA Financial Corp.
5.850% due 12/15/2014	2,000	2,112
6.000% due 08/15/2011	2,000	2,053
Commonwealth Bank of Australia
5.000% due 10/15/2019	2,500	2,621
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.000% due 09/18/2012	800	826
11.000% due 06/29/2049	25,108	32,548
Countrywide Financial Corp.
0.726% due 05/07/2012	1,900	1,878
5.800% due 06/07/2012	5,175	5,446
6.250% due 05/15/2016	4,140	4,250
Credit Agricole S.A.
6.637% due 05/29/2049	12,335	10,639
Credit Suisse
5.000% due 05/15/2013	23,000	24,768
Credit Suisse USA, Inc.
6.125% due 11/15/2011	170	178

Crown Castle Towers LLC
6.113% due 01/15/2040		200	209
Danske Bank A/S
5.914% due 12/29/2049		10,100	9,454
Duke Realty LP
8.250% due 08/15/2019		4,100	4,838
FIA Card Services N.A.
6.625% due 06/15/2012		4,837	5,119
7.125% due 11/15/2012		1,300	1,406
First Union Capital I
7.935% due 01/15/2027		10,525	10,852
Fleet Capital Trust V
1.304% due 12/18/2028		3,000	2,102
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		12,345	14,782
10.500% due 03/25/2014		18,150	21,716
General Electric Capital Corp.
0.424% due 06/20/2013		17,400	16,926
5.250% due 10/19/2012		75	80
5.875% due 01/14/2038		12,400	12,916
6.000% due 08/07/2019		5,060	5,639
6.375% due 11/15/2067		2,685	2,668
6.750% due 03/15/2032		9,900	11,241
6.875% due 01/10/2039		8,855	10,268
Genworth Global Funding Trusts
0.479% due 04/15/2014		100	91
5.125% due 03/15/2011		200	201
Goldman Sachs Group, Inc.
0.753% due 03/22/2016		6,700	6,336
5.125% due 01/15/2015		7,000	7,528
5.300% due 02/14/2012		300	314
5.350% due 01/15/2016		100	108
5.375% due 03/15/2020		3,900	4,037
5.450% due 11/01/2012		50	53
5.500% due 11/15/2014		281	304
5.700% due 09/01/2012		800	854
5.750% due 10/01/2016		21,497	23,437
5.950% due 01/18/2018		18,825	20,452
6.000% due 06/15/2020		4,100	4,439
6.150% due 04/01/2018		35,405	39,045
6.250% due 09/01/2017		24,245	26,792
6.450% due 05/01/2036		4,700	4,631
6.750% due 10/01/2037		18,375	18,845
7.500% due 02/15/2019		23,686	27,661
HBOS Capital Funding LP
6.071% due 06/29/2049		14,500	11,962
HBOS PLC
6.000% due 11/01/2033		1,265	946
6.750% due 05/21/2018		31,780	29,799
HCP, Inc.
5.650% due 12/15/2013		400	430
6.300% due 09/15/2016		250	270
HSBC Bank USA N.A.
7.000% due 01/15/2039		5,600	6,401
HSBC Capital Funding LP
4.610% due 12/29/2049		17,790	16,844
HSBC Finance Corp.
0.558% due 04/24/2012		2,350	2,340
0.652% due 09/14/2012		1,500	1,479
0.726% due 06/01/2016		800	737
6.676% due 01/15/2021		1,800	1,822
6.750% due 05/15/2011		130	133
HSBC Holdings PLC
6.500% due 05/02/2036		7,900	8,274
6.500% due 09/15/2037		9,275	9,745
7.625% due 05/17/2032		1,230	1,356
International Lease Finance Corp.
5.250% due 01/10/2013		5,000	5,025
5.350% due 03/01/2012		655	664
5.750% due 06/15/2011		1,780	1,798
6.500% due 09/01/2014		14,300	15,230
6.750% due 09/01/2016		12,600	13,514
7.125% due 09/01/2018		7,500	8,006
JPMorgan Chase & Co.
4.400% due 07/22/2020		1,100	1,085
4.750% due 05/01/2013		135	145
5.125% due 09/15/2014		135	144
5.150% due 10/01/2015		200	212
5.750% due 01/02/2013		4,125	4,472
6.000% due 01/15/2018		6,245	6,984
6.300% due 04/23/2019		3,550	4,047
6.400% due 05/15/2038		22,585	25,704
7.900% due 04/29/2049		23,500	25,064
JPMorgan Chase Bank N.A.
0.632% due 06/13/2016		10,350	9,768
5.875% due 06/13/2016		2,150	2,354
6.000% due 10/01/2017		32,000	35,524
JPMorgan Chase Capital XIII
1.253% due 09/30/2034		3,000	2,384
JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		200	201
JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,211
JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		375	394
LBG Capital No.1 PLC
7.875% due 11/01/2020		8,800	8,052
8.500% due 12/29/2049		23,000	20,343
Lehman Brothers Holdings, Inc.
5.250% due 02/06/2012 (a)		75	18
5.875% due 11/15/2017 (a)		8,150	1,925
6.875% due 05/02/2018 (a)		16,693	4,215
6.875% due 07/17/2037 (a)		2,100	1
7.020% due 05/12/2014 (a)		5,190	1,129
7.500% due 05/11/2038 (a)		10,000	6
7.875% due 05/08/2018 (a)	GBP	16,500	6,174
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$200	198
Macquarie Group Ltd.
4.875% due 08/10/2017		7,750	7,599
7.300% due 08/01/2014		6,050	6,612
MBNA Capital B
1.087% due 02/01/2027		2,000	1,399
Merrill Lynch & Co., Inc.
0.533% due 06/05/2012		5,000	4,955
5.000% due 01/15/2015		500	521
5.450% due 02/05/2013		900	950
5.700% due 05/02/2017		210	211
6.050% due 08/15/2012		22,444	23,775
6.400% due 08/28/2017		25,500	26,997
6.875% due 04/25/2018		49,610	54,370
6.875% due 11/15/2018		300	324
MetLife, Inc.
5.000% due 11/24/2013		700	759
6.400% due 12/15/2066		30	28
6.750% due 06/01/2016		1,565	1,817
6.817% due 08/15/2018		300	350
Metropolitan Life Global Funding I
5.125% due 04/10/2013		9,530	10,267
Morgan Stanley
0.589% due 01/09/2014		29,740	28,718
0.739% due 10/18/2016		13,250	12,255
0.769% due 10/15/2015		6,305	5,918
2.786% due 05/14/2013		7,200	7,466
4.100% due 01/26/2015		400	406
4.750% due 04/01/2014		1,270	1,301
5.450% due 01/09/2017		5,000	5,192
5.500% due 07/24/2020		23,285	23,568
5.550% due 04/27/2017		1,930	2,013
5.750% due 10/18/2016		10,000	10,678
5.950% due 12/28/2017		325	344
6.000% due 04/28/2015		17,660	19,144
6.250% due 08/28/2017		1,900	2,049
6.600% due 04/01/2012		1,062	1,132
6.625% due 04/01/2018		50,780	55,164
MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		16,900	17,050
National Australia Bank Ltd.
5.350% due 06/12/2013		20,000	21,675
National City Bank
5.250% due 12/15/2016		10,000	10,402
National City Bank of Kentucky
6.300% due 02/15/2011		2,100	2,113
National City Bank of Pennsylvania
7.250% due 10/21/2011		853	885
New York Life Global Funding
5.250% due 10/16/2012		500	538
Nordea Bank AB
3.700% due 11/13/2014		200	206
OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		200	209
Pacific Life Insurance Co.
9.250% due 06/15/2039		12,000	15,781
Pricoa Global Funding I
0.388% due 01/30/2012		965	960
Regions Bank
6.450% due 06/26/2037		750	669
7.500% due 05/15/2018		4,900	5,054
Regions Financial Corp.
0.473% due 06/26/2012		6,000	5,680
4.875% due 04/26/2013		5,000	4,878
7.375% due 12/10/2037		1,000	945
Resona Bank Ltd.
5.850% due 09/29/2049		6,900	6,901
Royal Bank of Scotland Group PLC
0.489% due 04/11/2016		45,000	37,184
0.492% due 08/29/2017		6,600	5,363
2.704% due 08/23/2013		2,000	2,032
4.875% due 08/25/2014		200	205
4.875% due 03/16/2015		800	819
5.000% due 05/17/2015		5,061	5,074
5.625% due 08/24/2020		15,000	14,940
6.400% due 10/21/2019		450	454
6.990% due 10/29/2049		26,135	20,255
7.640% due 03/29/2049		600	402
RZD Capital Ltd.
5.739% due 04/03/2017		13,050	13,610
Santander Issuances S.A. Unipersonal
5.805% due 06/20/2016		600	582
Santander U.S. Debt S.A. Unipersonal
1.103% due 03/30/2012		34,000	33,617
Simon Property Group LP
5.000% due 03/01/2012		450	463
5.750% due 12/01/2015		5,000	5,561
SLM Corp.
0.502% due 03/15/2011		500	498
0.518% due 10/25/2011		2,500	2,466
0.588% due 01/27/2014		3,454	3,113
5.050% due 11/14/2014		500	478
5.125% due 08/27/2012		10,000	10,212

5.375% due 01/15/2013	3,000	3,061
5.375% due 05/15/2014	3,300	3,319
8.000% due 03/25/2020	10,000	10,155
8.450% due 06/15/2018	10,480	10,908
SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	17,550	20,420
Societe Generale
5.750% due 04/20/2016	21,735	23,046
State Street Capital Trust III
8.250% due 01/29/2049	3,131	3,183
State Street Capital Trust IV
1.302% due 06/01/2077	15,500	11,707
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	2,500	2,461
SunTrust Capital VIII
6.100% due 12/01/2066	118	108
Sydney Airport Finance Co. Pty Ltd.
5.125% due 02/22/2021	7,100	6,853
Targeted Return Index Securities Trust
6.814% due 01/15/2012	260	267
Tiers Trust
8.125% due 09/15/2017	536	466
TNK-BP Finance S.A.
6.625% due 03/20/2017	3,600	3,834
7.250% due 02/02/2020	9,300	10,160
7.500% due 03/13/2013	500	541
7.500% due 07/18/2016	4,200	4,662
7.875% due 03/13/2018	42,050	47,887
UBS AG
4.875% due 08/04/2020	15,000	15,289
5.750% due 04/25/2018	64,000	69,655
5.875% due 12/20/2017	18,840	20,751
UBS Preferred Funding Trust V
6.243% due 05/29/2049	19,100	18,527
USB Capital IX
6.189% due 10/29/2049	16,250	12,675
Ventas Realty LP
3.125% due 11/30/2015	3,800	3,665
Wachovia Bank N.A.
0.632% due 03/15/2016	4,000	3,752
6.600% due 01/15/2038	250	276
Wachovia Capital Trust III
5.800% due 03/29/2049	33,440	29,135
Wachovia Capital Trust V
7.965% due 06/01/2027	5,000	4,936
Wachovia Corp.
0.477% due 08/01/2013	200	198
0.572% due 06/15/2017	15,071	13,858
2.057% due 05/01/2013	1,400	1,440
5.500% due 05/01/2013	26,265	28,597
5.750% due 02/01/2018	745	828
WEA Finance LLC
5.125% due 11/15/2014	10,990	11,688
6.750% due 09/02/2019	6,900	7,700
Wells Fargo & Co.
3.750% due 10/01/2014	165	172
4.375% due 01/31/2013	155	164
4.950% due 10/16/2013	1,700	1,822
5.250% due 10/23/2012	160	172
5.625% due 12/11/2017	490	543
7.980% due 03/29/2049	17,800	18,868
Wells Fargo Bank N.A.
0.494% due 05/16/2016	10,700	9,906
4.750% due 02/09/2015	2,875	3,053
5.950% due 08/26/2036	500	513
Wells Fargo Capital X
5.950% due 12/01/2086	11,567	11,223
Wells Fargo Capital XIII
7.700% due 12/29/2049	29,005	30,129
Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	6,100	6,700

		2,890,586

INDUSTRIALS 25.0%
AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	140	143
Altria Group, Inc.
7.750% due 02/06/2014	1,900	2,186
9.250% due 08/06/2019	20,000	26,142
9.700% due 11/10/2018	3,000	3,963
9.950% due 11/10/2038	10,056	14,212
10.200% due 02/06/2039	29,000	42,037
American Tower Corp.
4.500% due 01/15/2018	3,500	3,475
Anadarko Petroleum Corp.
6.200% due 03/15/2040	15,705	15,382
6.375% due 09/15/2017	2,400	2,618
7.950% due 06/15/2039	5,000	5,793
8.700% due 03/15/2019	2,300	2,813
Anheuser-Busch Cos., Inc.
4.375% due 01/15/2013	550	580
7.500% due 03/15/2012	325	349
Anheuser-Busch InBev Worldwide, Inc.
6.375% due 01/15/2040	3,400	3,908
Apache Corp.
5.625% due 01/15/2017	200	228
ArcelorMittal
9.850% due 06/01/2019	840	1,063
Aviation Capital Group
7.125% due 10/15/2020	14,500	14,794
Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	3,560	3,783
BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	1,725	2,055
BP AMI Leasing, Inc.
5.523% due 05/08/2019	850	901
Burlington Northern Santa Fe LLC
5.650% due 05/01/2017	1,960	2,187
8.125% due 04/15/2020	7,000	8,866
Canadian National Railway Co.
6.900% due 07/15/2028	1,200	1,436
Canadian Natural Resources Ltd.
5.700% due 05/15/2017	4,600	5,252
6.500% due 02/15/2037	4,300	4,908
6.750% due 02/01/2039	6,600	7,906
Cenovus Energy, Inc.
6.750% due 11/15/2039	200	234
Colorado Interstate Gas Co.
6.800% due 11/15/2015	49	57
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	55
Comcast Cable Holdings LLC
9.800% due 02/01/2012	1,830	1,992
Comcast Corp.
5.875% due 02/15/2018	16,525	18,374
6.450% due 03/15/2037	2,300	2,465
6.500% due 01/15/2017	1,527	1,763
6.550% due 07/01/2039	600	655
6.950% due 08/15/2037	1,100	1,248
7.050% due 03/15/2033	5,000	5,729
ConAgra Foods, Inc.
6.750% due 09/15/2011	1	1
Continental Airlines Pass-Through Trust
4.750% due 01/12/2021	17,500	17,500
6.000% due 01/12/2019	1,700	1,700
7.250% due 05/10/2021	875	976
7.707% due 10/02/2022	31	35
Covidien International Finance S.A.
6.000% due 10/15/2017	1,500	1,707
6.550% due 10/15/2037	4,300	5,122
Cox Communications, Inc.
9.375% due 01/15/2019	1,500	1,965
CSN Resources S.A.
6.500% due 07/21/2020	2,250	2,385
CSX Corp.
5.300% due 02/15/2014	400	435
CVS Pass-Through Trust
6.943% due 01/10/2030	13,187	14,375
Daimler Finance North America LLC
6.500% due 11/15/2013	140	159
DCP Midstream Operating LP
3.250% due 10/01/2015	3,000	2,954
Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	750	797
6.619% due 09/18/2012	443	447
7.111% due 03/18/2013	5,000	5,162
7.750% due 06/17/2021	12,370	13,699
8.021% due 02/10/2024	513	523
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	1,500	1,613
8.750% due 06/15/2030	20,912	28,180
9.250% due 06/01/2032	20,000	28,158
Devon Energy Corp.
5.625% due 01/15/2014	900	995
Dow Chemical Co.
5.700% due 05/15/2018	50	54
5.900% due 02/15/2015	22,300	24,713
7.600% due 05/15/2014	9,500	10,965
8.550% due 05/15/2019	13,000	16,318
9.400% due 05/15/2039	5,174	7,533
El Paso Corp.
7.800% due 08/01/2031	41,285	41,274
8.050% due 10/15/2030	9,200	9,380
El Paso Natural Gas Co.
8.375% due 06/15/2032	150	177
Emerson Electric Co.
5.250% due 11/15/2039	3,000	3,061
Enbridge Energy Partners LP
5.875% due 12/15/2016	3,600	4,013
EnCana Corp.
5.900% due 12/01/2017	3,950	4,499
6.500% due 08/15/2034	1,200	1,314
6.500% due 02/01/2038	8,700	9,468
6.625% due 08/15/2037	8,000	8,778
Energy Transfer Partners LP
5.650% due 08/01/2012	9,060	9,603
5.950% due 02/01/2015	3,500	3,843
6.000% due 07/01/2013	4,110	4,477

6.125% due 02/15/2017	3,045	3,352
6.700% due 07/01/2018	500	568
7.500% due 07/01/2038	4,400	5,134
8.500% due 04/15/2014	4,600	5,345
9.000% due 04/15/2019	10,000	12,547
9.700% due 03/15/2019	5,363	6,942
Enterprise Products Operating LLC
4.600% due 08/01/2012	1,000	1,050
5.000% due 03/01/2015	900	971
5.650% due 04/01/2013	2,050	2,209
6.300% due 09/15/2017	1,435	1,621
6.500% due 01/31/2019	12,000	13,647
7.550% due 04/15/2038	200	241
9.750% due 01/31/2014	500	604
EOG Resources, Inc.
5.875% due 09/15/2017	20,000	22,712
6.875% due 10/01/2018	460	547
Express Scripts, Inc.
5.250% due 06/15/2012	4,200	4,434
7.250% due 06/15/2019	1,700	2,015
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	10,000	10,434
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	9,530	10,555
Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016	130	138
6.510% due 03/07/2022	650	665
8.146% due 04/11/2018	14,000	16,275
9.250% due 04/23/2019	9,200	11,351
General Electric Co.
5.000% due 02/01/2013	325	348
5.250% due 12/06/2017	10,145	10,974
Georgia-Pacific LLC
5.400% due 11/01/2020	15,387	15,241
Gerdau Holdings, Inc.
7.000% due 01/20/2020	5,200	5,746
Gerdau Trade, Inc.
5.750% due 01/30/2021	700	705
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	10,900	10,447
Goodman Funding Pty Ltd.
6.375% due 11/12/2020	7,200	6,918
Hess Corp.
7.300% due 08/15/2031	2,133	2,565
7.875% due 10/01/2029	1,650	2,076
HJ Heinz Finance Co.
6.000% due 03/15/2012	1,400	1,479
7.125% due 08/01/2039	19,100	22,535
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	160	172
Incitec Pivot Ltd.
4.000% due 12/07/2015	7,000	6,830
International Paper Co.
7.500% due 08/15/2021	210	249
Kerr-McGee Corp.
7.875% due 09/15/2031	1,300	1,494
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	1,900	2,063
5.625% due 02/15/2015	3,770	4,141
5.800% due 03/01/2021	8,600	9,230
5.950% due 02/15/2018	9,981	11,008
6.000% due 02/01/2017	2,455	2,714
6.500% due 02/01/2037	1,150	1,190
6.500% due 09/01/2039	20,015	20,744
6.850% due 02/15/2020	32,800	37,647
7.300% due 08/15/2033	5,500	6,140
Kraft Foods, Inc.
6.250% due 06/01/2012	731	782
6.875% due 02/01/2038	200	233
L-3 Communications Corp.
5.200% due 10/15/2019	500	509
Loews Corp.
5.250% due 03/15/2016	2,000	2,171
Merck & Co., Inc.
5.000% due 06/30/2019	900	993
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	14,000	14,960
6.700% due 09/15/2019	20,100	21,639
NBC Universal, Inc.
2.875% due 04/01/2016	16,300	15,944
Newmont Mining Corp.
5.875% due 04/01/2035	1,800	1,888
6.250% due 10/01/2039	3,100	3,382
Noble Energy, Inc.
8.250% due 03/01/2019	150	188
Nokia OYJ
6.625% due 05/15/2039	1,200	1,272
Northwest Pipeline GP
5.950% due 04/15/2017	990	1,116
ONEOK Partners LP
6.650% due 10/01/2036	525	571
6.850% due 10/15/2037	9,100	10,155
Petrobras International Finance Co.
5.875% due 03/01/2018	8,350	8,933
6.125% due 10/06/2016	80	88
7.875% due 03/15/2019	3,500	4,155
Petro-Canada
6.050% due 05/15/2018	95	108
Petroleos Mexicanos
4.875% due 03/15/2015	1,700	1,798
Pfizer, Inc.
6.200% due 03/15/2019	230	270
Plains All American Pipeline LP
6.125% due 01/15/2017	1,000	1,099
6.650% due 01/15/2037	100	105
PPG Industries, Inc.
3.600% due 11/15/2020	2,000	1,866
Pride International, Inc.
6.875% due 08/15/2020	6,100	6,359
8.500% due 06/15/2019	7,700	8,797
Procter & Gamble Co.
4.700% due 02/15/2019	150	163
RadioShack Corp.
7.375% due 05/15/2011	1,900	1,952
Reynolds American, Inc.
1.002% due 06/15/2011	200	200
6.750% due 06/15/2017	10,700	11,975
7.250% due 06/15/2037	7,000	7,300
Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018	490	572
8.950% due 05/01/2014	3,500	4,241
9.000% due 05/01/2019	4,535	6,100
Rockies Express Pipeline LLC
5.625% due 04/15/2020	39,025	37,790
6.250% due 07/15/2013	4,330	4,679
6.850% due 07/15/2018	6,795	7,257
7.500% due 07/15/2038	1,000	1,009
Rohm and Haas Co.
6.000% due 09/15/2017	10,740	11,771
RR Donnelley & Sons Co.
6.125% due 01/15/2017	3,000	3,071
11.250% due 02/01/2019	4,000	5,013
Statoil ASA
6.500% due 12/01/2028	2,000	2,358
Suncor Energy, Inc.
6.850% due 06/01/2039	2,100	2,423
Systems Asset Trust LLC
6.664% due 09/15/2013	1,942	2,131
7.156% due 12/15/2011	255	265
Target Corp.
7.000% due 01/15/2038	8,900	10,948
TCI Communications, Inc.
8.750% due 08/01/2015	127	156
Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	235	271
7.625% due 04/01/2037	70	78
Time Warner Cable, Inc.
5.850% due 05/01/2017	23,320	26,055
6.550% due 05/01/2037	9,400	10,097
6.750% due 07/01/2018	1,890	2,206
6.750% due 06/15/2039	1,345	1,491
8.250% due 04/01/2019	640	796
8.750% due 02/14/2019	1,418	1,807
Time Warner Entertainment Co. LP
10.150% due 05/01/2012	250	278
Time Warner, Inc.
7.625% due 04/15/2031	5	6
7.700% due 05/01/2032	185	227
TransCanada Pipelines Ltd.
5.850% due 03/15/2036	485	510
6.350% due 05/15/2067	500	495
6.500% due 08/15/2018	935	1,106
7.125% due 01/15/2019	3,282	4,024
7.625% due 01/15/2039	24,300	31,527
Transocean, Inc.
4.950% due 11/15/2015	1,800	1,863
6.000% due 03/15/2018	3,000	3,156
6.500% due 11/15/2020	11,000	11,701
6.800% due 03/15/2038	2,000	2,056
UAL Equipment Trust AB
10.850% due 02/19/2015 (a)	682	349
UAL Pass-Through Trust AB
10.020% due 03/22/2014 (a)	564	246
10.125% due 03/22/2015 (a)	1,487	604
UnitedHealth Group, Inc.
4.875% due 02/15/2013	140	149
5.800% due 03/15/2036	5,000	5,090
Universal Health Services, Inc.
7.125% due 06/30/2016	500	543
Vale Overseas Ltd.
6.875% due 11/21/2036	241	266
Veolia Environnement S.A.
5.250% due 06/03/2013	1,955	2,113
Vivendi S.A.
6.625% due 04/04/2018	12,175	13,577
Wal-Mart Stores, Inc.
5.800% due 02/15/2018	1,500	1,726
6.200% due 04/15/2038	1,300	1,485
Weyerhaeuser Co.
6.750% due 03/15/2012	2,450	2,589
7.375% due 03/15/2032	26,300	26,658
Williams Cos., Inc.
7.875% due 09/01/2021	93	110
Williams Partners LP
7.250% due 02/01/2017	350	408
Woolworths Ltd.
4.000% due 09/22/2020	3,000	2,911
Wyeth
5.950% due 04/01/2037	1,300	1,444

Xstrata Canada Corp.
7.250% due 07/15/2012	635	682
Yum! Brands, Inc.
6.875% due 11/15/2037	5,700	6,490

		1,211,868

UTILITIES 10.6%
AEP Texas Central Co.
6.650% due 02/15/2033	300	323
Alabama Power Co.
5.500% due 10/15/2017	300	337
Appalachian Power Co.
5.800% due 10/01/2035	4,279	4,292
AT&T Corp.
8.000% due 11/15/2031	905	1,141
AT&T, Inc.
5.350% due 09/01/2040	30,588	28,870
5.600% due 05/15/2018	4,300	4,805
5.800% due 02/15/2019	6,300	7,103
6.150% due 09/15/2034	10,000	10,360
6.300% due 01/15/2038	2,400	2,540
6.550% due 02/15/2039	1,350	1,474
BellSouth Corp.
6.550% due 06/15/2034	13,960	14,727
BP Capital Markets PLC
0.442% due 04/11/2011	3,200	3,202
3.750% due 06/17/2013	4,000	4,138
5.250% due 11/07/2013	50	54
British Telecommunications PLC
5.950% due 01/15/2018	543	595
9.875% due 12/15/2030	3,300	4,409
Bruce Mansfield Unit
6.850% due 06/01/2034	1,668	1,774
BVPS II Funding Corp.
8.890% due 06/01/2017	1,178	1,270
Carolina Power & Light Co.
5.300% due 01/15/2019	8,020	8,917
6.300% due 04/01/2038	3,600	4,073
Cedar Brakes II LLC
9.875% due 09/01/2013	446	476
Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	2,400	2,761
6.650% due 04/01/2019	4,800	5,730
6.750% due 04/01/2038	9,500	11,355
Consumers Energy Co.
5.500% due 08/15/2016	1,730	1,946
Dominion Resources, Inc.
5.700% due 09/17/2012	830	893
6.000% due 11/30/2017	500	567
Duke Energy Carolinas LLC
5.625% due 11/30/2012	175	190
6.050% due 04/15/2038	1,500	1,683
Duke Energy Corp.
6.250% due 06/15/2018	300	341
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,341
EDF S.A.
4.600% due 01/27/2020	205	212
6.500% due 01/26/2019	9,300	10,868
6.950% due 01/26/2039	13,048	15,492
Entergy Corp.
5.125% due 09/15/2020	6,000	5,931
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020	500	479
5.590% due 10/01/2024	1,500	1,590
6.000% due 05/01/2018	1,000	1,101
Entergy Gulf States, Inc.
6.180% due 03/01/2035	4,965	4,768
Entergy Louisiana LLC
6.500% due 09/01/2018	360	413
Entergy Texas, Inc.
7.125% due 02/01/2019	3,981	4,644
FirstEnergy Corp.
7.375% due 11/15/2031	288	304
FirstEnergy Solutions Corp.
6.050% due 08/15/2021	5,000	5,146
6.800% due 08/15/2039	300	292
France Telecom S.A.
8.500% due 03/01/2031	1,000	1,363
GG1C Funding Corp.
5.129% due 01/15/2014	1,307	1,350
Indiana Michigan Power Co.
7.000% due 03/15/2019	5,175	6,120
Jersey Central Power & Light Co.
7.350% due 02/01/2019	6,115	7,248
Kentucky Power Co.
6.000% due 09/15/2017	18,600	20,333
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	800	879
Metropolitan Edison Co.
7.700% due 01/15/2019	155	185
MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	240	259
5.950% due 05/15/2037	1,000	1,058
6.125% due 04/01/2036	1,105	1,198
Nevada Power Co.
7.125% due 03/15/2019	5,000	5,899
NGPL PipeCo LLC
6.514% due 12/15/2012	30,118	32,522
7.119% due 12/15/2017	43,695	47,902
7.768% due 12/15/2037	4,000	4,187
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,206
Ohio Power Co.
6.000% due 06/01/2016	45	51
6.375% due 07/15/2033	12,100	12,027
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	515	604
7.000% due 05/01/2032	1,000	1,156
Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	9,291
PacifiCorp
5.650% due 07/15/2018	971	1,113
6.000% due 01/15/2039	1,000	1,107
PNPP II Funding Corp.
9.120% due 05/30/2016	965	1,033
Progress Energy, Inc.
7.750% due 03/01/2031	6,850	8,590
PSEG Power LLC
5.320% due 09/15/2016	20,000	21,911
8.625% due 04/15/2031	6,400	8,242
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,374
Public Service Electric & Gas Co.
5.300% due 05/01/2018	4,800	5,377
Qtel International Finance Ltd.
4.750% due 02/16/2021	1,500	1,437
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,300	1,471
Telecom Italia Capital S.A.
0.899% due 07/18/2011	13,385	13,353
5.250% due 10/01/2015	5,475	5,611
6.200% due 07/18/2011	1,889	1,939
Telefonica Emisiones SAU
2.582% due 04/26/2013	2,000	2,003
4.949% due 01/15/2015	19,300	20,007
Union Electric Co.
8.450% due 03/15/2039	845	1,173
Utility Contract Funding LLC
7.944% due 10/01/2016	413	442
Verizon Communications, Inc.
6.250% due 04/01/2037	10,000	10,706
6.900% due 04/15/2038	11,000	12,873
8.750% due 11/01/2018	1,900	2,485
8.950% due 03/01/2039	6,392	9,138
Verizon Global Funding Corp.
7.375% due 09/01/2012	325	359
Verizon Wireless Capital LLC
7.375% due 11/15/2013	1,201	1,392
Virginia Electric and Power Co.
5.000% due 06/30/2019	7,500	8,132
6.350% due 11/30/2037	4,400	5,054
Vodafone Group PLC
5.450% due 06/10/2019	655	721
5.625% due 02/27/2017	25,750	28,783

		516,591

Total Corporate Bonds & Notes (Cost $4,299,810)		4,619,045

CONVERTIBLE BONDS & NOTES 0.4%
BANKING & FINANCE 0.0%
U.S. Bancorp
0.000% due 09/20/2036	80	79

INDUSTRIALS 0.4%
Amgen, Inc.
0.125% due 02/01/2011	600	602
Transocean, Inc.
1.500% due 12/15/2037	19,320	19,127

		19,729

Total Convertible Bonds & Notes (Cost $17,897)		19,808

MUNICIPAL BONDS & NOTES 0.3%
CALIFORNIA 0.1%
Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.750% due 07/01/2034	5,000	4,675

ILLINOIS 0.1%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	5,050	5,009

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	795	873

NEW YORK 0.0%
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	620	685

TEXAS 0.1%
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
6.249% due 12/01/2034	3,500	3,570

UTAH 0.0%
Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	725	763

Total Municipal Bonds & Notes (Cost $16,314)		15,575

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
4.000% due 12/01/2040	3,000	2,988
Freddie Mac
0.147% due 02/01/2011 (d)	16	16
0.196% due 05/04/2011	199	199
0.350% due 04/01/2011	260	261
0.372% due 03/09/2011 (d)	510	510
5.000% due 01/30/2014 - 07/15/2014	2,400	2,677
Ginnie Mae
8.500% due 08/15/2030	36	43

Total U.S. Government Agencies (Cost $6,814)		6,694

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Notes
1.375% due 11/30/2015	10,400	10,108
2.625% due 11/15/2020	2,800	2,642

Total U.S. Treasury Obligations (Cost $12,702)		12,750

MORTGAGE-BACKED SECURITIES 0.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.347% due 01/15/2046	8,600	9,241

Total Mortgage-Backed Securities (Cost $8,726)		9,241

ASSET-BACKED SECURITIES 0.0%
Denver Arena Trust
6.940% due 11/15/2019	1,069	1,001
MASTR Asset-Backed Securities Trust
0.341% due 05/25/2037	83	81

Total Asset-Backed Securities (Cost $1,078)		1,082

SOVEREIGN ISSUES 1.2%
Brazil Government International Bond
8.250% due 01/20/2034	2,500	3,344
8.750% due 02/04/2025	3,500	4,830
Export-Import Bank of Korea
4.000% due 01/29/2021	6,700	6,285
5.875% due 01/14/2015	200	217
Korea Housing Finance Corp.
4.125% due 12/15/2015	1,400	1,415
Mexico Government International Bond
5.950% due 03/19/2019	13,200	14,784
6.050% due 01/11/2040	16,400	16,851
Societe Financement de l’Economie Francaise
0.489% due 07/16/2012	10,700	10,729

Total Sovereign Issues (Cost $55,890)		58,455

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%
BANKING & FINANCE 0.6%
American International Group, Inc.
8.500% due 08/01/2011	60,800	534
Wells Fargo & Co.
7.500% due 12/31/2049	27,000	27,015

Total Convertible Preferred Securities (Cost $25,541)		27,549

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%
Goldman Sachs Group, Inc.
3.750% due 12/31/2049	200,000	4,204
Lehman Brothers Holdings, Inc.
5.670% due 12/31/2049	5,200	1

Total Preferred Securities (Cost $5,231)		4,205

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.6%
REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 01/03/2011	$6,221	6,221

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $6,346. Repurchase proceeds are $6,221.)
U.S. TREASURY BILLS 0.0%
0.201% due 01/20/2011 - 06/02/2011 (b)(d)	1,262	1,261

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.4%
	2,069,068	20,724

Total Short-Term Instruments (Cost $28,206)		28,206

Total Investments 100.0% (Cost $4,526,258)		$4,850,660
Other Assets and Liabilities (Net) 0.0%		2,193

Net Assets 100.0%		$4,852,853

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Affiliated to the Portfolio.

(d)	Securities with an aggregate market value of $1,537 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $1,178 at a weighted average interest rate of -1.500%. On December 31, 2010, there were no open reverse repurchase agreements.

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	0.653%	$2,500	$(20)	$0	$(20)
Bank of America Corp.	MLP	(0.170%	)	12/20/2016	1.824%	5,000	440	0	440
Burlington Northern Santa Fe LLC	BOA	(0.500%	)	06/20/2017	0.391%	1,000	(7)	19	(26)
Citigroup, Inc.	DUB	(1.000%	)	06/20/2016	1.840%	5,000	209	383	(174)
CNA Financial Corp.	BCLY	(0.285%	)	09/20/2011	1.027%	2,000	10	0	10
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.947%	2,000	110	0	110
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	2.363%	4,000	326	0	326
CSX Corp.	BNP	(1.000%	)	03/20/2014	0.287%	400	(9)	5	(14)
CVS Caremark Corp.	CSFB	(0.250%	)	09/20/2011	0.109%	1,600	(2)	0	(2)
Dow Chemical Co.	CITI	(1.000%	)	06/20/2019	1.223%	2,500	39	225	(186)
Goldman Sachs Group, Inc.	JPM	(1.000%	)	06/20/2015	1.142%	18,200	103	319	(216)
H.J. Heinz Finance Co.	RBS	(0.380%	)	03/20/2012	0.131%	3,100	(10)	0	(10)
International Lease Finance Corp.	GSC	(0.200%	)	03/20/2013	1.848%	5,000	178	0	178
JPMorgan Chase & Co.	DUB	(1.500%	)	12/20/2018	0.902%	7,300	(311)	0	(311)
Loews Corp.	JPM	(0.280%	)	03/20/2016	1.056%	2,000	76	0	76
Merrill Lynch & Co., Inc.	UBS	(2.300%	)	06/20/2018	1.930%	1,300	(32)	0	(32)
Morgan Stanley	RBS	(0.275%	)	12/20/2015	1.692%	2,000	130	0	130
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.748%	4,000	305	0	305
RadioShack Corp.	BOA	(1.290%	)	06/20/2011	0.498%	1,900	(8)	0	(8)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.779%	4,000	(195)	0	(195)
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.565%	3,000	(115)	0	(115)
UBS AG	BCLY	(2.260%	)	03/20/2014	0.739%	11,340	(555)	0	(555)
UBS AG	BCLY	(2.280%	)	03/20/2014	0.739%	20,000	(992)	0	(992)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.738%	500	24	33	(9)

							$(306)	$984	$(1,290)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	HSBC	1.000%	03/20/2016	2.075%	$3,600	$(183)	$(184)	$1
Alcoa, Inc.	MSC	1.000%	03/20/2016	2.075%	3,600	(183)	(189)	6
Altria Group, Inc.	MSC	1.000%	12/20/2011	0.364%	4,500	30	21	9
American Electric Power Co., Inc.	MSC	0.410%	09/20/2011	0.121%	2,000	5	0	5
American Express Co.	JPM	2.750%	03/20/2014	0.524%	400	29	0	29
American Express Co.	RBS	2.050%	03/20/2013	0.378%	4,800	182	0	182
American International Group, Inc.	BCLY	1.150%	06/20/2013	1.115%	7,100	9	0	9
American International Group, Inc.	DUB	1.920%	03/20/2013	0.983%	7,000	149	0	149
American International Group, Inc.	DUB	1.430%	06/20/2013	1.115%	25,000	205	0	205
American International Group, Inc.	RBS	1.200%	06/20/2013	1.115%	1,700	4	0	4
ArcelorMittal	BOA	1.000%	12/20/2015	2.242%	5,700	(318)	(383)	65
ArcelorMittal	JPM	1.000%	12/20/2015	2.242%	2,200	(123)	(147)	24
Berkshire Hathaway Finance Corp.	CSFB	1.000%	09/20/2015	1.226%	10,000	(97)	(433)	336
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2015	1.143%	5,000	(26)	(62)	36
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2015	1.226%	20,000	(194)	(563)	369
BHP Billiton Finance USA Ltd.	CSFB	1.000%	09/20/2015	0.715%	1,700	22	(10)	32
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.715%	600	8	(3)	11
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.393%	5,000	32	22	10
BHP Billiton Finance USA Ltd.	MSC	1.000%	09/20/2015	0.715%	10,300	137	(42)	179
BHP Billiton Finance USA Ltd.	RBS	1.000%	09/20/2015	0.715%	5,500	73	(13)	86
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.158%	200	1	(15)	16
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.158%	200	1	(15)	16
BP Capital Markets America, Inc.	DUB	1.000%	09/20/2011	0.158%	8,200	53	(50)	103
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.158%	500	19	(13)	32
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.352%	6,600	77	(113)	190
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.508%	4,300	17	13	4
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%	5,100	(12)	(44)	32
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.085%	10,600	(38)	(89)	51
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.085%	13,700	(50)	(129)	79
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.508%	4,000	6	19	(13)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.033%	5,100	(6)	(31)	25
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.085%	4,900	(17)	(36)	19
Brazil Government International Bond	RBS	1.000%	06/20/2015	1.033%	14,000	(14)	(160)	146
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.508%	8,000	12	37	(25)
Brazil Government International Bond	UBS	1.000%	06/20/2015	1.033%	3,150	(4)	(38)	34
Canadian Natural Resources Ltd.	GSC	1.000%	12/20/2015	0.729%	3,000	40	9	31
Canadian Natural Resources Ltd.	HSBC	1.000%	09/20/2015	0.705%	2,100	29	(7)	36
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.705%	4,100	56	(14)	70
Canadian Natural Resources Ltd.	MSC	1.000%	12/20/2015	0.729%	1,800	24	6	18
Canadian Natural Resources Ltd.	RBS	1.000%	09/20/2015	0.705%	8,500	117	(40)	157
Canadian Natural Resources Ltd.	SOG	1.000%	12/20/2015	0.729%	100	1	0	1
China Government International Bond	BCLY	1.000%	06/20/2015	0.608%	2,000	35	38	(3)
China Government International Bond	CITI	1.000%	09/20/2015	0.635%	8,600	146	107	39
China Government International Bond	DUB	1.000%	09/20/2015	0.635%	12,000	204	108	96
China Government International Bond	DUB	1.000%	12/20/2015	0.659%	600	10	11	(1)
China Government International Bond	HSBC	1.000%	06/20/2015	0.608%	2,100	37	37	0
China Government International Bond	HSBC	1.000%	09/20/2015	0.635%	2,000	34	26	8
China Government International Bond	RBS	1.000%	06/20/2015	0.608%	10,000	173	194	(21)
China Government International Bond	UBS	1.000%	06/20/2015	0.608%	9,000	156	175	(19)
Citigroup, Inc.	BCLY	0.290%	09/20/2012	0.840%	20,000	(187)	0	(187)
Citigroup, Inc.	BOA	1.000%	06/20/2011	0.538%	4,000	11	5	6
Citigroup, Inc.	JPM	0.290%	09/20/2012	0.840%	20,000	(187)	0	(187)
Citigroup, Inc.	MSC	1.500%	06/20/2013	0.980%	1,500	20	0	20
Emirate of Abu Dhabi	BCLY	1.000%	09/20/2015	0.892%	3,400	17	(17)	34
Emirate of Abu Dhabi	CSFB	1.000%	03/20/2011	0.346%	1,000	2	(1)	3
Emirate of Abu Dhabi	DUB	1.000%	09/20/2015	0.892%	4,000	21	(23)	44
Emirate of Abu Dhabi	GSC	1.000%	09/20/2015	0.892%	1,000	5	(4)	9
Emirate of Abu Dhabi	HSBC	1.000%	09/20/2015	0.892%	2,000	10	(8)	18
Emirate of Abu Dhabi	MSC	1.000%	09/20/2015	0.892%	8,200	43	(44)	87
Emirate of Abu Dhabi	RBS	1.000%	12/20/2015	0.917%	7,800	34	31	3
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	0.890%	4,200	(20)	0	(20)
General Electric Capital Corp.	BCLY	1.450%	03/20/2013	0.935%	4,500	54	0	54
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.993%	25,000	188	0	188
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	1.079%	13,000	1,297	0	1,297
General Electric Capital Corp.	BNP	1.500%	03/20/2013	0.935%	25,000	326	0	326
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.739%	100	7	2	5
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.993%	200	30	0	30
General Electric Capital Corp.	CITI	1.310%	03/20/2013	0.935%	12,000	105	0	105
General Electric Capital Corp.	CSFB	1.000%	09/20/2011	0.520%	25,000	97	(159)	256
General Electric Capital Corp.	DUB	1.070%	12/20/2012	0.890%	5,430	21	0	21
General Electric Capital Corp.	DUB	4.820%	12/20/2013	1.079%	24,500	2,713	0	2,713
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.357%	1,300	(22)	(105)	83
General Electric Capital Corp.	MSC	0.160%	06/20/2011	0.529%	10,000	(17)	0	(17)
General Electric Capital Corp.	UBS	1.000%	09/20/2011	0.520%	4,000	16	(29)	45
General Electric Capital Corp.	WAC	0.160%	06/20/2011	0.529%	10,000	(17)	0	(17)
Goldman Sachs Group, Inc.	RBS	1.600%	03/20/2013	0.834%	4,600	80	0	80
Goldman Sachs Group, Inc.	UBS	0.900%	09/20/2012	0.778%	10,000	24	0	24
JPMorgan Chase & Co.	RBS	1.050%	03/20/2013	0.439%	4,500	63	0	63
Merrill Lynch & Co., Inc.	CITI	1.000%	06/20/2011	0.817%	3,500	4	2	2
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%	35,000	(848)	(2,615)	1,767
MetLife, Inc.	CSFB	1.000%	09/20/2015	1.557%	10,000	(243)	(858)	615
MetLife, Inc.	DUB	1.000%	09/20/2015	1.557%	15,000	(363)	(855)	492
MetLife, Inc.	JPM	1.000%	09/20/2015	1.557%	1,000	(24)	(59)	35
Mexico Government International Bond	BCLY	1.000%	09/20/2011	0.525%	13,400	52	28	24
Mexico Government International Bond	BCLY	1.000%	06/20/2015	1.051%	2,000	(4)	(1)	(3)
Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%	12,700	(41)	(162)	121
Mexico Government International Bond	BCLY	1.000%	12/20/2015	1.107%	7,800	(36)	(123)	87
Mexico Government International Bond	CITI	1.000%	06/20/2015	1.051%	10,000	(18)	(48)	30
Mexico Government International Bond	DUB	1.000%	09/20/2015	1.080%	2,200	(7)	(22)	15
Mexico Government International Bond	JPM	1.000%	09/20/2015	1.080%	300	(1)	(4)	3
Mexico Government International Bond	UBS	1.000%	06/20/2015	1.051%	5,100	(9)	(32)	23
Morgan Stanley	GSC	1.000%	03/20/2011	0.768%	3,000	3	(3)	6
Morgan Stanley	GSC	4.100%	06/20/2012	0.952%	30,000	1,436	0	1,436
Morgan Stanley	GSC	0.900%	09/20/2012	1.030%	4,400	(8)	0	(8)
Morgan Stanley	RBS	2.000%	03/20/2013	1.132%	4,700	93	0	93
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.371%	6,000	39	33	6
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.703%	3,600	52	(15)	67
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.703%	6,600	96	(21)	117
Prudential Financial, Inc.	JPM	1.000%	12/20/2012	0.657%	2,900	20	14	6
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.453%	2,500	15	6	9
Prudential Financial, Inc.	UBS	1.000%	12/20/2012	0.657%	7,100	51	(61)	112
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.556%	400	2	2	0
Russia Government International Bond	HSBC	1.000%	09/20/2011	0.477%	12,000	50	22	28
Russia Government International Bond	JPM	1.000%	09/20/2011	0.477%	2,200	9	4	5
Russia Government International Bond	JPM	1.000%	06/20/2015	1.362%	6,800	(102)	(110)	8
Russia Government International Bond	MSC	1.000%	06/20/2015	1.362%	1,700	(26)	(26)	0
SLM Corp.	BNP	2.870%	12/20/2012	1.501%	2,000	56	0	56
SLM Corp.	BOA	2.950%	03/20/2013	1.606%	4,300	131	0	131
SLM Corp.	CITI	5.000%	09/20/2011	0.685%	2,000	67	(90)	157
SLM Corp.	DUB	2.900%	12/20/2012	1.501%	2,000	57	0	57
SLM Corp.	DUB	5.000%	03/20/2014	2.232%	4,200	365	(378)	743
South Korea Government Bond	BCLY	1.000%	09/20/2011	0.522%	7,800	30	28	2
South Korea Government Bond	BCLY	1.000%	09/20/2015	0.912%	2,700	12	(17)	29
South Korea Government Bond	BCLY	1.000%	12/20/2015	0.934%	2,700	9	29	(20)
South Korea Government Bond	JPM	1.000%	06/20/2015	0.887%	3,100	16	27	(11)
South Korea Government Bond	JPM	1.000%	09/20/2015	0.912%	1,500	7	(6)	13
South Korea Government Bond	UBS	1.000%	09/20/2011	0.522%	6,500	25	23	2
South Korea Government Bond	UBS	1.000%	06/20/2015	0.887%	15,600	82	163	(81)
South Korea Government Bond	UBS	1.000%	09/20/2015	0.912%	9,500	42	(32)	74
South Korea Government Bond	UBS	1.000%	12/20/2015	0.934%	9,500	34	83	(49)
Teck Resources Ltd.	BCLY	1.000%	12/20/2015	1.121%	3,300	(17)	(49)	32
Telefonica Europe BV	JPM	1.000%	09/20/2012	1.173%	10,000	(27)	(96)	69
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.485%	3,300	72	16	56
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.485%	4,200	90	26	64
Transocean, Inc.	GSC	5.000%	09/20/2011	0.375%	8,700	309	(5)	314
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.318%	795	14	6	8
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.318%	200	3	2	1

						$7,171	$(7,526)	$14,697

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	$153,055	$1,125	$(631)	$1,756
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015	6,000	45	34	11
CDX.IG-15 5-Year Index	GSC	1.000%	12/20/2015	35,300	259	155	104
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	22,800	167	148	19

					$1,596	$(294)	$1,890

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$48,050	$0	$48,050
Corporate Bonds & Notes
Banking & Finance	0	2,870,034	20,552	2,890,586
Industrials	0	1,167,435	44,433	1,211,868
Utilities	0	516,591	0	516,591
Convertible Bonds & Notes
Banking & Finance	0	79	0	79
Industrials	0	19,729	0	19,729
Municipal Bonds & Notes
California	0	4,675	0	4,675
Illinois	0	5,009	0	5,009
New Jersey	0	873	0	873
New York	0	685	0	685
Texas	0	3,570	0	3,570
Utah	0	763	0	763
U.S. Government Agencies	0	6,694	0	6,694
U.S. Treasury Obligations	0	12,750	0	12,750
Mortgage-Backed Securities	0	9,241	0	9,241
Asset-Backed Securities	0	1,082	0	1,082
Sovereign Issues	0	58,455	0	58,455
Convertible Preferred Securities
Banking & Finance	27,549	0	0	27,549
Preferred Securities
Banking & Finance	4,205	0	0	4,205
Short-Term Instruments
Repurchase Agreements	0	6,221	0	6,221
U.S. Treasury Bills	0	1,261	0	1,261
PIMCO Short-Term Floating NAV Portfolio	20,724	0	0	20,724
	$52,478	$4,733,197	$64,985	$4,850,660

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	18,844	0	18,844

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,547)	0	(3,547)

Totals	$52,478	$4,748,494	$64,985	$4,865,957

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$211	$0	$0	$0	$(2)	$20,343	$0	$20,552	$(2)
Industrials	0	39,847	(94)	(78)	(8)	202	4,564	0	44,433	202

	$0	$40,058	$(94)	$(78)	$(8)	$200	$24,907	$0	$64,985	$200

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.1%
International Lease Finance Corp.
6.750% due 03/17/2015		$1,200	$1,222
7.000% due 03/17/2016		2,300	2,343

Total Bank Loan Obligations (Cost $3,439)			3,565

CORPORATE BONDS & NOTES 85.1%
BANKING & FINANCE 28.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		3,000	3,180
8.700% due 08/07/2018		16,500	20,400
Allstate Corp.
6.500% due 05/15/2067		7,425	7,481
American Express Co.
8.150% due 03/19/2038		32,656	44,376
American International Group, Inc.
4.250% due 05/15/2013		225	233
5.600% due 10/18/2016		1,500	1,553
5.850% due 01/16/2018		2,524	2,610
6.250% due 05/01/2036		15,105	14,588
8.175% due 05/15/2068		10,000	10,723
8.250% due 08/15/2018		3,000	3,466
Anadarko Finance Co.
7.500% due 05/01/2031		11,024	12,223
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	5,000	5,301
Banco do Brasil S.A.
6.000% due 01/22/2020		$10,200	11,067
Bank of America Corp.
5.625% due 07/01/2020		20,000	20,427
5.650% due 05/01/2018		27,100	27,731
5.750% due 12/01/2017		3,500	3,647
5.875% due 01/05/2021		30,600	31,719
6.000% due 09/01/2017		5,400	5,667
6.500% due 08/01/2016		1,000	1,086
Bank of America N.A.
6.000% due 10/15/2036		1,100	1,041
Bank One Corp.
8.000% due 04/29/2027		3,600	4,443
Barclays Bank PLC
5.000% due 09/22/2016		4,800	5,086
6.050% due 12/04/2017		4,000	4,109
7.434% due 09/29/2049		19,000	18,762
10.179% due 06/12/2021		10,940	13,646
14.000% due 11/29/2049	GBP	800	1,503
Barrick International Barbados Corp.
6.350% due 10/15/2036		$1,300	1,411
BBVA Bancomer S.A.
7.250% due 04/22/2020		1,750	1,856
Bear Stearns Cos. LLC
4.650% due 07/02/2018		2,000	2,057
7.250% due 02/01/2018		800	949
BellSouth Capital Funding Corp.
7.875% due 02/15/2030		7,000	8,457
BM&FBovespa S.A.
5.500% due 07/16/2020		1,000	1,023
BNP Paribas
5.186% due 06/29/2049		5,800	5,322
7.195% due 06/29/2049		17,300	16,694
7.781% due 06/29/2049	EUR	4,000	5,612
Cantor Fitzgerald LP
7.875% due 10/15/2019		$5,300	5,467
Capital One Bank USA N.A.
8.800% due 07/15/2019		9,500	11,704
Capital One Capital V
10.250% due 08/15/2039		1,000	1,076
Capital One Capital VI
8.875% due 05/15/2040		21,525	22,574
CBA Capital Trust II
6.024% due 03/29/2049		2,000	1,960
Chubb Corp.
6.375% due 03/29/2067		1,000	1,048
CIT Group, Inc.
7.000% due 05/01/2013		180	184
7.000% due 05/01/2014		271	274
7.000% due 05/01/2015		271	272
7.000% due 05/01/2016		451	454
7.000% due 05/01/2017		631	634
Citigroup Capital XXI
8.300% due 12/21/2077		5,000	5,225
Citigroup, Inc.
0.838% due 08/25/2036		1,000	642
5.850% due 12/11/2034		8,500	8,324
5.875% due 05/29/2037		4,527	4,443
6.875% due 03/05/2038		15,010	16,704
8.125% due 07/15/2039		102,450	130,748
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	7,800	9,903
11.000% due 06/29/2049		$14,275	18,505
Countrywide Capital III
8.050% due 06/15/2027		2,480	2,601
Credit Agricole S.A.
6.637% due 05/29/2049		3,900	3,364
8.375% due 04/29/2049		550	568
8.375% due 10/29/2049		4,970	5,132
Crown Castle Towers LLC
6.113% due 01/15/2040		38,300	40,029
First Union Capital II
7.950% due 11/15/2029		1,000	1,112
Gazprom Via White Nights Finance BV
10.500% due 03/08/2014		5,700	6,825
General Electric Capital Corp.
0.481% due 10/06/2015		600	570
0.666% due 05/05/2026		2,300	1,915
0.766% due 08/15/2036		4,000	3,042
5.875% due 01/14/2038		40,613	42,303
6.150% due 08/07/2037		885	936
6.875% due 01/10/2039		36,819	42,693
General Electric Capital Services, Inc.
7.500% due 08/21/2035		5,368	6,300
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		10,000	10,352
5.950% due 01/15/2027		210	202
6.125% due 02/15/2033		7,400	7,864
6.150% due 04/01/2018		4,700	5,183
6.450% due 05/01/2036		4,000	3,941
6.750% due 10/01/2037		45,900	47,074
7.500% due 02/15/2019		69,650	81,338
HBOS PLC
0.503% due 09/30/2016		1,000	821
1.189% due 03/29/2016	EUR	1,054	1,221
6.000% due 11/01/2033		$3,500	2,617
6.750% due 05/21/2018		20,623	19,337
HSBC Bank USA N.A.
7.000% due 01/15/2039		8,600	9,830
HSBC Capital Funding LP
4.610% due 12/29/2049		4,600	4,355
10.176% due 12/29/2049		2,122	2,796
HSBC Finance Capital Trust IX
5.911% due 11/30/2035		4,300	3,999
HSBC Finance Corp.
6.676% due 01/15/2021		6,800	6,882
HSBC Holdings PLC
6.500% due 09/15/2037		1,600	1,681
6.800% due 06/01/2038		14,000	15,187
International Lease Finance Corp.
7.125% due 09/01/2018		28,500	30,424
JPMorgan Chase & Co.
4.400% due 07/22/2020		3,750	3,698
6.300% due 04/23/2019		12,100	13,796
6.400% due 05/15/2038		51,624	58,752
7.900% due 04/29/2049		34,687	36,996
JPMorgan Chase Capital XIII
1.253% due 09/30/2034		2,000	1,590
JPMorgan Chase Capital XX
6.550% due 09/15/2066		500	505
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,500	2,498
JPMorgan Chase Capital XXV
6.800% due 10/01/2037		1,099	1,137
JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		200	210
Lloyds TSB Bank PLC
5.800% due 01/13/2020		6,800	6,726
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		2,000	2,685
Merrill Lynch & Co., Inc.
1.578% due 09/14/2018	EUR	7,730	8,096
5.700% due 05/02/2017		$400	402
6.400% due 08/28/2017		1,645	1,742
6.875% due 04/25/2018		76,720	84,081
6.875% due 11/15/2018		2,500	2,697
7.750% due 05/14/2038		15,300	15,925
MetLife Capital Trust X
9.250% due 04/08/2068		12,000	14,160
MetLife, Inc.
6.375% due 06/15/2034		250	274
Morgan Stanley
1.357% due 03/01/2013	EUR	700	895
1.377% due 04/13/2016		450	541
5.500% due 07/24/2020		$11,700	11,842
5.625% due 09/23/2019		29,500	30,132
6.625% due 04/01/2018		8,100	8,799
7.250% due 04/01/2032		6,200	7,119
7.300% due 05/13/2019		30,850	34,781
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		4,000	3,856
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		3,150	3,999
New York Life Insurance Co.
6.750% due 11/15/2039		9,750	11,536
Northwestern Mutual Life Insurance
6.063% due 03/30/2040		29,900	33,145
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,000	1,045
Pacific Life Insurance Co.
9.250% due 06/15/2039		52,295	68,773
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		4,000	3,953
Prudential Financial, Inc.
6.200% due 11/15/2040		10,500	11,146
6.625% due 12/01/2037		3,000	3,346
Qatari Diar Finance QSC
5.000% due 07/21/2020		9,600	9,590
Rabobank Capital Funding Trust III
5.254% due 12/29/2049		500	490
Regions Bank
6.450% due 06/26/2037		20,395	18,180

Regions Financial Corp.
7.375% due 12/10/2037		5,470	5,169
Royal Bank of Scotland Group PLC
4.875% due 08/25/2014		5,000	5,125
5.000% due 05/17/2015		10,038	10,064
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,200	3,244
7.750% due 05/29/2018		6,600	7,169
RZD Capital Ltd.
5.739% due 04/03/2017		14,000	14,601
Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		2,200	2,258
Simon Property Group LP
6.750% due 02/01/2040		5,000	5,714
SLM Corp.
0.588% due 01/27/2014		200	180
1.356% due 06/17/2013	EUR	3,800	4,553
3.125% due 09/17/2012		3,100	4,043
4.280% due 01/26/2015 (i)	HKD	15,000	1,760
4.875% due 12/17/2012	GBP	600	918
5.000% due 10/01/2013		$1,225	1,229
5.125% due 08/27/2012		700	715
5.375% due 01/15/2013		2,200	2,245
5.375% due 05/15/2014		2,525	2,539
5.625% due 08/01/2033		17,145	13,491
8.000% due 03/25/2020		4,300	4,367
8.450% due 06/15/2018		10,200	10,616
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		25,205	29,591
TNK-BP Finance S.A.
6.625% due 03/20/2017		14,200	15,156
7.250% due 02/02/2020		26,050	28,460
7.500% due 07/18/2016		7,450	8,290
7.875% due 03/13/2018		20,420	23,254
UBS AG
4.875% due 08/04/2020		5,500	5,606
5.750% due 04/25/2018		22,725	24,733
5.875% due 12/20/2017		4,600	5,066
Wachovia Bank N.A.
5.850% due 02/01/2037		5,901	5,959
6.600% due 01/15/2038		6,302	6,962
WEA Finance LLC
6.750% due 09/02/2019		2,500	2,790
Wells Fargo & Co.
5.375% due 02/07/2035		4,900	4,999
5.625% due 12/11/2017		200	222
Wells Fargo Bank N.A.
5.950% due 08/26/2036		1,000	1,025
Wells Fargo Capital X
5.950% due 12/01/2086		2,100	2,038
Wells Fargo Capital XIII
7.700% due 12/29/2049		34,385	35,718
Xstrata Finance Canada Ltd.
6.900% due 11/15/2037		1,500	1,644

			1,792,735

INDUSTRIALS 44.1%
Alcoa, Inc.
5.870% due 02/23/2022		2,400	2,389
5.900% due 02/01/2027		9,300	9,097
5.950% due 02/01/2037		24,821	23,337
Altria Group, Inc.
9.950% due 11/10/2038		19,945	28,188
10.200% due 02/06/2039		46,165	66,918
America Movil SAB de C.V.
6.125% due 03/30/2040		40,400	43,045
American Airlines Pass-Through Trust
10.375% due 01/02/2021		17,836	21,047
Amgen, Inc.
4.950% due 10/01/2041		800	756
6.375% due 06/01/2037		650	746
6.400% due 02/01/2039		4,700	5,432
Anadarko Petroleum Corp.
5.950% due 09/15/2016		700	753
6.200% due 03/15/2040		23,500	23,016
6.375% due 09/15/2017		2,500	2,727
6.450% due 09/15/2036		9,900	9,905
7.000% due 11/15/2027		1,000	1,018
7.950% due 06/15/2039		20,760	24,052
Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037		75	86
Anheuser-Busch InBev Worldwide, Inc.
6.375% due 01/15/2040		2,000	2,299
8.000% due 11/15/2039		1,050	1,408
8.200% due 01/15/2039		37,589	51,160
Apache Corp.
5.100% due 09/01/2040		2,100	2,048
ArcelorMittal
7.000% due 10/15/2039		30,210	31,450
Aviation Capital Group
7.125% due 10/15/2020		14,400	14,692
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		4,700	4,682
Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039		11,250	11,954
Barrick Gold Finance Co.
5.800% due 11/15/2034		4,455	4,493
Barrick North America Finance LLC
7.500% due 09/15/2038		6,200	7,793
Boston Scientific Corp.
7.000% due 11/15/2035		36,599	36,788
7.375% due 01/15/2040		24,925	27,320
Burlington Northern Santa Fe LLC
5.050% due 03/01/2041		10,900	10,174
5.750% due 05/01/2040		10,000	10,383
7.290% due 06/01/2036		800	947
7.950% due 08/15/2030		600	764
Cameron International Corp.
7.000% due 07/15/2038		16,804	18,414
Canadian Natural Resources Ltd.
6.250% due 03/15/2038		10,300	11,420
6.500% due 02/15/2037		2,500	2,853
6.750% due 02/01/2039		18,500	22,161
Caterpillar, Inc.
8.250% due 12/15/2038		100	143
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,500	1,480
Cenovus Energy, Inc.
6.750% due 11/15/2039		24,800	28,991
Cisco Systems, Inc.
5.500% due 01/15/2040		10,000	10,485
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040		20,100	19,633
Colorado Interstate Gas Co.
6.850% due 06/15/2037		8,700	8,903
Comcast Corp.
5.650% due 06/15/2035		10,000	9,746
6.400% due 05/15/2038		14,526	15,575
6.400% due 03/01/2040		56,600	60,875
6.450% due 03/15/2037		7,300	7,825
6.550% due 07/01/2039		41,060	44,804
6.950% due 08/15/2037		3,700	4,198
7.050% due 03/15/2033		5,000	5,729
ConocoPhillips
6.500% due 02/01/2039		23,000	27,446
Continental Airlines Pass-Through Trust
4.750% due 01/12/2021		2,500	2,500
7.250% due 05/10/2021		7,487	8,348
Corning, Inc.
5.750% due 08/15/2040		6,900	6,944
Cox Communications, Inc.
6.450% due 12/01/2036		1,781	1,904
8.375% due 03/01/2039		54,590	70,967
CSN Resources S.A.
6.500% due 07/21/2020		6,500	6,890
CSX Corp.
6.220% due 04/30/2040		4,560	4,968
CVS Caremark Corp.
6.125% due 09/15/2039		10,000	10,722
CVS Pass-Through Trust
5.773% due 01/10/2033		7,100	7,063
7.507% due 01/10/2032		21,260	24,224
Daimler Finance North America LLC
8.500% due 01/18/2031		1,000	1,340
Delta Air Lines Pass Through Trust
4.950% due 05/23/2019		650	652
7.750% due 06/17/2021		15,844	17,547
Deutsche Telekom International Finance BV
8.750% due 06/15/2030		67,050	90,352
Devon Energy Corp.
7.950% due 04/15/2032		11,900	15,847
Devon Financing Corp. ULC
7.875% due 09/30/2031		7,047	9,318
Diamond Offshore Drilling, Inc.
5.700% due 10/15/2039		11,000	10,960
DirecTV Holdings LLC
6.000% due 08/15/2040		4,400	4,433
Dow Chemical Co.
4.250% due 11/15/2020		6,000	5,770
8.550% due 05/15/2019		5,000	6,276
9.400% due 05/15/2039		25,959	37,796
El Paso Natural Gas Co.
8.375% due 06/15/2032		12,400	14,647
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		3,100	3,268
EnCana Corp.
6.500% due 02/01/2038		15,250	16,597
6.625% due 08/15/2037		14,107	15,478
Energy Transfer Partners LP
6.625% due 10/15/2036		7,000	7,403
7.500% due 07/01/2038		15,700	18,319
9.700% due 03/15/2019		2,000	2,589
Enterprise Products Operating LLC
6.125% due 10/15/2039		5,000	5,222
7.550% due 04/15/2038		4,000	4,811
Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022		1,400	1,432
7.288% due 08/16/2037		25,600	26,635
8.625% due 04/28/2034		13,250	15,964
9.250% due 04/23/2019		13,600	16,780
Gazprom Via Gazprom International S.A.
7.201% due 02/01/2020		1,217	1,299
Georgia-Pacific LLC
5.400% due 11/01/2020		4,000	3,962
Gerdau Holdings, Inc.
7.000% due 01/20/2020		7,000	7,735

Gerdau Trade, Inc.
5.750% due 01/30/2021		39,700	39,998
GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038		5,000	5,930
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		20,000	19,169
Goodman Funding Pty Ltd.
6.375% due 11/12/2020		8,400	8,071
GTL Trade Finance, Inc.
7.250% due 10/20/2017		9,500	10,498
Hess Corp.
6.000% due 01/15/2040		3,500	3,681
HJ Heinz Finance Co.
6.750% due 03/15/2032		5,025	5,521
7.125% due 08/01/2039		26,900	31,738
Home Depot, Inc.
5.400% due 09/15/2040		15,400	15,010
Hospira, Inc.
5.600% due 09/15/2040		900	888
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		2,750	2,955
International Business Machines Corp.
5.600% due 11/30/2039		5,000	5,468
International Paper Co.
8.700% due 06/15/2038		8,000	10,123
Kerr-McGee Corp.
7.875% due 09/15/2031		3,000	3,448
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035		4,742	4,531
6.500% due 02/01/2037		6,219	6,438
6.500% due 09/01/2039		21,100	21,869
6.550% due 09/15/2040		23,800	25,106
6.950% due 01/15/2038		19,550	21,311
7.400% due 03/15/2031		500	561
Kraft Foods, Inc.
6.500% due 02/09/2040		65,767	73,956
Kroger Co.
5.400% due 07/15/2040		5,000	4,756
6.900% due 04/15/2038		5,000	5,752
7.500% due 04/01/2031		150	182
Meccanica Holdings USA
6.250% due 01/15/2040		4,300	3,963
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		14,000	15,072
Motiva Enterprises LLC
6.850% due 01/15/2040		4,263	4,972
Nakilat, Inc.
6.067% due 12/31/2033		800	846
NBC Universal, Inc.
5.950% due 04/01/2041		36,400	36,524
Newmont Mining Corp.
5.875% due 04/01/2035		395	414
6.250% due 10/01/2039		27,800	30,332
News America, Inc.
6.650% due 11/15/2037		20,000	22,225
6.900% due 08/15/2039		5,229	6,007
Noble Group Ltd.
6.750% due 01/29/2020		1,400	1,556
Nokia OYJ
6.625% due 05/15/2039		2,700	2,861
Norfolk Southern Corp.
7.250% due 02/15/2031		7,635	9,168
Northwest Airlines Pass-Through Trust
1.034% due 05/20/2014		8,150	7,702
Northwest Pipeline GP
6.050% due 06/15/2018		725	821
Oracle Corp.
5.375% due 07/15/2040		19,100	19,413
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	1,200	1,569
6.625% due 06/15/2035		$9,500	9,714
Petrobras International Finance Co.
5.750% due 01/20/2020		1,800	1,877
5.875% due 03/01/2018		4,900	5,242
6.875% due 01/20/2040		16,500	17,414
7.875% due 03/15/2019		24,800	29,442
Petro-Canada
5.950% due 05/15/2035		5,000	5,152
Petroleos Mexicanos
4.875% due 03/15/2015		2,400	2,538
5.500% due 01/21/2021		6,300	6,410
8.000% due 05/03/2019		12,400	15,004
Pfizer, Inc.
7.200% due 03/15/2039		26,800	34,800
Philip Morris International, Inc.
6.375% due 05/16/2038		9,085	10,582
Plains All American Pipeline LP
6.650% due 01/15/2037		3,200	3,374
Potash Corp. of Saskatchewan, Inc.
5.625% due 12/01/2040		22,000	22,283
PPG Industries, Inc.
5.500% due 11/15/2040		3,400	3,348
Pride International, Inc.
7.875% due 08/15/2040		35,900	39,041
8.500% due 06/15/2019		3,038	3,471
Rio Tinto Alcan, Inc.
7.250% due 03/15/2031		1,110	1,309
Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028		5,998	7,382
9.000% due 05/01/2019		10,000	13,451
Roche Holdings, Inc.
7.000% due 03/01/2039		4,300	5,441
Rockies Express Pipeline LLC
5.625% due 04/15/2020		5,000	4,842
6.875% due 04/15/2040		46,200	43,966
7.500% due 07/15/2038		25,390	25,611
Rohm and Haas Co.
7.850% due 07/15/2029		7,163	8,345
Shell International Finance BV
5.500% due 03/25/2040		100	108
6.375% due 12/15/2038		5,000	5,947
Southern Natural Gas Co.
8.000% due 03/01/2032		4,346	5,001
Statoil ASA
5.100% due 08/17/2040		1,600	1,606
Suncor Energy, Inc.
6.500% due 06/15/2038		5,000	5,569
Target Corp.
6.500% due 10/15/2037		1,200	1,404
7.000% due 01/15/2038		18,650	22,941
TCI Communications, Inc.
7.875% due 02/15/2026		105	125
Teck Resources Ltd.
6.000% due 08/15/2040		16,600	17,613
6.125% due 10/01/2035		7,300	7,885
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		5,500	5,843
7.625% due 04/01/2037		1,000	1,118
8.000% due 02/01/2016		400	466
8.375% due 06/15/2032		865	1,022
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036		5,000	5,649
Time Warner Cable, Inc.
6.550% due 05/01/2037		16,665	17,901
6.750% due 06/15/2039		64,410	71,376
7.300% due 07/01/2038		6,700	7,860
Time Warner, Inc.
6.100% due 07/15/2040		26,100	27,482
6.200% due 03/15/2040		10,000	10,668
6.500% due 11/15/2036		7,500	8,224
7.700% due 05/01/2032		21,000	25,708
TransCanada Pipelines Ltd.
6.200% due 10/15/2037		820	903
7.250% due 08/15/2038		2,000	2,495
7.625% due 01/15/2039		3,500	4,541
Transocean, Inc.
6.500% due 11/15/2020		10,600	11,275
6.800% due 03/15/2038		44,700	45,955
7.500% due 04/15/2031		2,350	2,525
UAL Pass-Through Trust
9.750% due 01/15/2017		20,224	23,258
10.400% due 05/01/2018		7,083	8,180
United Parcel Service, Inc.
4.875% due 11/15/2040		2,800	2,723
UnitedHealth Group, Inc.
6.625% due 11/15/2037		2,600	2,926
Vale Overseas Ltd.
6.875% due 11/21/2036		25,950	28,609
6.875% due 11/10/2039		61,590	68,361
8.250% due 01/17/2034		11,300	14,110
Wal-Mart Stores, Inc.
4.875% due 07/08/2040		22,493	21,511
5.000% due 10/25/2040		15,200	14,819
6.200% due 04/15/2038		7,100	8,111
6.500% due 08/15/2037		40,236	47,433
Weyerhaeuser Co.
6.875% due 12/15/2033		3,800	3,575
6.950% due 10/01/2027		4,500	4,430
7.375% due 10/01/2019		13,000	14,225
7.375% due 03/15/2032		38,476	38,999
Williams Cos., Inc.
7.500% due 01/15/2031		17,993	20,262
7.875% due 09/01/2021		1,481	1,752
8.750% due 03/15/2032		37,035	45,431
Williams Partners LP
6.300% due 04/15/2040		12,000	12,533

			2,799,412

UTILITIES 12.8%
AEP Texas Central Co.
6.650% due 02/15/2033		500	538
Appalachian Power Co.
6.375% due 04/01/2036		4,350	4,545
6.700% due 08/15/2037		2,100	2,286
7.000% due 04/01/2038		700	811
AT&T Corp.
8.000% due 11/15/2031		2,526	3,184
AT&T, Inc.
5.350% due 09/01/2040		98,808	93,260
6.300% due 01/15/2038		16,830	17,814
6.400% due 05/15/2038		15,400	16,425
6.450% due 06/15/2034		2,300	2,445
6.500% due 09/01/2037		17,272	18,688
6.550% due 02/15/2039		3,500	3,822
BellSouth Corp.
6.875% due 10/15/2031		4,200	4,566
British Telecommunications PLC
9.875% due 12/15/2030		10,000	13,362

Cleco Power LLC
6.000% due 12/01/2040	17,400	17,053
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	6,709
Consolidated Edison Co. of New York, Inc.
5.500% due 12/01/2039	2,900	3,040
5.700% due 06/15/2040	5,000	5,338
6.300% due 08/15/2037	4,000	4,582
6.750% due 04/01/2038	9,350	11,175
Constellation Energy Group, Inc.
7.600% due 04/01/2032	5,000	5,674
Dominion Resources, Inc.
5.950% due 06/15/2035	10,000	10,662
EDF S.A.
5.600% due 01/27/2040	300	310
6.950% due 01/26/2039	17,750	21,074
Entergy Arkansas, Inc.
5.660% due 02/01/2025	4,000	3,956
Entergy Corp.
5.125% due 09/15/2020	8,500	8,402
Exelon Generation Co. LLC
6.250% due 10/01/2039	6,090	6,150
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	47,574	46,251
Florida Power Corp.
5.650% due 04/01/2040	6,800	7,176
France Telecom S.A.
8.500% due 03/01/2031	10,400	14,177
Idaho Power Co.
4.850% due 08/15/2040	9,000	8,119
Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	5,517
Jersey Central Power & Light Co.
6.150% due 06/01/2037	6,200	6,426
7.350% due 02/01/2019	200	237
Kentucky Utilities Co.
5.125% due 11/01/2040	17,200	16,938
Koninklijke KPN NV
8.375% due 10/01/2030	15,590	20,323
Louisville Gas & Electric Co.
5.125% due 11/15/2040	2,700	2,663
MidAmerican Energy Co.
5.800% due 10/15/2036	3,000	3,176
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	1,500	1,588
6.125% due 04/01/2036	10,725	11,623
6.500% due 09/15/2037	19,500	22,133
NGPL PipeCo LLC
7.768% due 12/15/2037	49,955	52,289
Ohio Edison Co.
8.250% due 10/15/2038	1,000	1,298
Ohio Power Co.
6.375% due 07/15/2033	1,500	1,491
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040	15,100	14,558
7.250% due 01/15/2033	3,400	4,044
7.500% due 09/01/2038	1,000	1,221
Pacific Gas & Electric Co.
5.800% due 03/01/2037	8,000	8,508
6.050% due 03/01/2034	5,000	5,492
6.250% due 03/01/2039	8,900	10,007
6.350% due 02/15/2038	1,000	1,137
PSEG Power LLC
8.625% due 04/15/2031	5,800	7,469
Public Service Co. of Oklahoma
6.625% due 11/15/2037	5,450	5,881
Puget Sound Energy, Inc.
5.764% due 07/15/2040	8,800	8,785
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	1,922	2,032
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	1,963	2,113
5.838% due 09/30/2027	16,700	17,284
6.332% due 09/30/2027	10,200	10,795
6.750% due 09/30/2019	3,000	3,476
Southern California Edison Co.
6.050% due 03/15/2039	4,630	5,167
6.650% due 04/01/2029	600	692
Southern Power Co.
6.375% due 11/15/2036	3,500	3,477
Southwestern Electric Power Co.
6.200% due 03/15/2040	3,000	3,030
Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	1,967
Telecom Italia Capital S.A.
7.200% due 07/18/2036	7,845	7,388
7.721% due 06/04/2038	14,350	14,260
Telefonica Emisiones SAU
7.045% due 06/20/2036	19,100	19,601
Verizon Communications, Inc.
6.400% due 02/15/2038	14,500	16,094
6.900% due 04/15/2038	18,921	22,142
7.350% due 04/01/2039	11,874	14,653
8.950% due 03/01/2039	25,835	36,935
Verizon Global Funding Corp.
7.750% due 06/15/2032	1,165	1,428
Virginia Electric and Power Co.
8.875% due 11/15/2038	14,129	20,548
Vodafone Group PLC
6.150% due 02/27/2037	31,200	33,511
6.250% due 11/30/2032	2,400	2,587

		813,578

Total Corporate Bonds & Notes (Cost $5,189,285)		5,405,725

CONVERTIBLE BONDS & NOTES 0.2%
INDUSTRIALS 0.2%
Transocean, Inc.
1.500% due 12/15/2037	15,900	15,724

Total Convertible Bonds & Notes (Cost $14,507)		15,724

MUNICIPAL BONDS & NOTES 10.4%
ARIZONA 0.0%
University of Arizona Revenue Bonds, Series 2010
6.423% due 08/01/2035	3,000	3,026

CALIFORNIA 4.9%
California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	8,800	8,704
California State Bay Area Toll Authority Revenue Bonds, Series 2010
6.907% due 10/01/2050	20,600	20,672
7.043% due 04/01/2050	25,000	25,304
California State East Bay Municipal Utility District Revenue Bonds, Series 2010
5.874% due 06/01/2040	12,500	12,223
California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	10,000	10,081
7.500% due 04/01/2034	3,885	4,024
7.550% due 04/01/2039	1,295	1,344
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	15,000	15,635
7.950% due 03/01/2036	23,000	23,612
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	4,500	4,474
California State Northern Power Agency Revenue Bonds, Series 2010
7.311% due 06/01/2040	9,550	9,667
California State Public Works Board Revenue Bonds, Series 2010
7.004% due 03/01/2035	8,700	8,713
7.804% due 03/01/2035	9,010	8,895
California State University Revenue Bonds, Series 2010
6.484% due 11/01/2041	2,000	1,984
Irvine, California Ranch Water District General Obligation Bonds, Series 2010
6.622% due 05/01/2040	10,000	10,038
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	5,000	4,761
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.488% due 08/01/2033	15,000	14,746
Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.750% due 08/01/2049	29,460	30,432
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	5,000	4,720
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,500	1,413
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	7,280
6.758% due 07/01/2034	13,000	13,477
Orange County, California Local Transportation Authority Revenue Bonds, Series 2010
6.908% due 02/15/2041	17,000	17,721
Orange County, California Sanitation District Revenue Bonds, Series 2010
6.400% due 02/01/2044	10,000	9,859
Pasadena, California Public Financing Authority Revenue Bonds, Series 2010
7.148% due 03/01/2043	10,000	9,799
San Diego County, California Water Authority Revenue Bonds, Series 2010
6.138% due 05/01/2049	7,100	7,117
Southern California State Metropolitan Water District Revenue Bonds, Series 2009
6.538% due 07/01/2039	2,000	2,009
University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	6,600	6,458
University of California Regents Medical Center Revenue Bonds, Series 2010
6.398% due 05/15/2031	10,000	9,882
6.548% due 05/15/2048	500	488
University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	3,500	3,398
University of California Revenue Bonds, Series 2010
5.946% due 05/15/2045	1,000	914

		309,844

DISTRICT OF COLUMBIA 0.1%
District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046		4,000	3,894

FLORIDA 0.1%
Florida State Turnpike Authority Revenue Bonds, Series 2009
6.800% due 07/01/2039		7,400	7,519

GEORGIA 0.1%
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057		3,780	3,660

ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040		900	822
Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011		6,900	6,900
Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035		2,800	2,897

			10,619

INDIANA 0.1%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
6.004% due 01/15/2040		5,000	4,942

IOWA 0.1%
Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034		3,800	3,993

MASSACHUSETTS 0.1%
University of Massachusetts Building Authority Revenue Bonds, Series 2009
6.573% due 05/01/2039		7,000	6,993

MISSISSIPPI 0.0%
Mississippi State Development Bank Special Obligation Revenue Bonds, Series 2010
6.413% due 01/01/2040		3,200	3,137

NEW JERSEY 0.2%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039		500	486
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040		3,130	3,439
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041		11,400	12,367

			16,292

NEW YORK 1.7%
New York City, New York General Obligation Bonds, Series 2010
6.246% due 06/01/2035		11,200	10,974
6.646% due 12/01/2031		20,000	20,195
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
5.440% due 06/15/2043		1,750	1,651
5.882% due 06/15/2044		10,000	10,002
6.011% due 06/15/2042		200	200
6.124% due 06/15/2042		12,300	11,746
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.572% due 11/01/2038		14,000	13,578
5.932% due 11/01/2036		15,300	14,440
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027		1,935	1,803
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040		5,800	5,666
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
5.550% due 11/15/2040		17,500	15,807
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.770% due 03/15/2039		4,570	4,524

			110,586

NORTH CAROLINA 0.0%
North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039		3,000	3,124

OHIO 0.8%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.053% due 02/15/2043		7,500	6,953
6.449% due 02/15/2044		1,000	976
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
5.939% due 02/15/2047		18,700	17,027
8.084% due 02/15/2050		24,900	26,533

			51,489

PENNSYLVANIA 0.3%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2010
6.532% due 06/15/2039		11,500	11,185
Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039		3,000	2,944
Philadelphia, Pennsylvania School District General Obligation Bonds, Series 2010
6.765% due 06/01/2040		2,300	2,205

			16,334

TENNESSEE 0.2%
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027		12,000	11,201

TEXAS 1.4%
Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038		7,000	7,252
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
6.249% due 12/01/2034		1,200	1,224
Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2010
5.022% due 12/01/2048		24,230	21,450
North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049		7,100	6,958
San Antonio, Texas General Obligation Bonds, Series 2010
6.038% due 08/01/2040		1,500	1,495
San Antonio, Texas Revenue Bonds, Series 2010
5.718% due 02/01/2041		9,000	9,183
5.808% due 02/01/2041		1,800	1,797
6.308% due 02/01/2037		4,300	4,223
Texas State General Obligation Bonds, Series 2010
4.631% due 04/01/2033		14,800	13,660
4.681% due 04/01/2040		4,700	4,283
Texas State Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030		20,500	20,329

			91,854

WASHINGTON 0.1%
Washington State Energy Northwest Revenue Bonds, Series 2010
5.710% due 07/01/2024		5,400	5,415

Total Municipal Bonds & Notes (Cost $672,602)			663,922

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
0.196% due 05/04/2011		8	8

Total U.S. Government Agencies (Cost $8)			8

U.S. TREASURY OBLIGATIONS 7.0%
U.S. Treasury Bonds
3.875% due 08/15/2040		38,600	35,560
4.250% due 05/15/2039		26	26
4.250% due 11/15/2040 (c)(f)		35,800	35,224
4.500% due 05/15/2038		28,500	29,368
4.500% due 08/15/2039 (c)(f)		61,000	62,649
U.S. Treasury Notes
1.250% due 09/30/2015 (c)		292,400	283,742

Total U.S. Treasury Obligations (Cost $444,123)			446,569

SOVEREIGN ISSUES 2.0%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,400	1,446
Brazil Government International Bond
5.625% due 01/07/2041		1,750	1,746
7.125% due 01/20/2037		10,800	12,933
8.250% due 01/20/2034		38,050	50,892
8.750% due 02/04/2025		1,000	1,380
10.250% due 01/10/2028	BRL	3,240	2,037
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		1,201	711
10.000% due 01/01/2017		24,200	13,367
Export-Import Bank of Korea
8.125% due 01/21/2014		$2,000	2,291
Korea Development Bank
8.000% due 01/23/2014		2,000	2,284
Mexico Government International Bond
6.050% due 01/11/2040		1,720	1,767
6.750% due 09/27/2034		7,500	8,475
7.500% due 04/08/2033		11,600	14,297
8.300% due 08/15/2031		700	927

Qatar Government International Bond
6.400% due 01/20/2040	9,000	9,810

Total Sovereign Issues (Cost $115,372)		124,363

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
American International Group, Inc.
8.500% due 08/01/2011	4,000	35

Total Convertible Preferred Securities (Cost $35)		35

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.5%
REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/03/2011	$985	985
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,007. Repurchase proceeds are $985.)
TD Securities (USA) LLC
0.260% due 01/03/2011	100	100
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.125% due 01/15/2012 valued at $106. Repurchase proceeds are $100.)

		1,085

U.S. TREASURY BILLS 0.3%
0.181% due 01/06/2011 - 06/23/2011 (a)(c)(d)(f)	15,508	15,498

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 0.2%
	1,446,595	14,489

Total Short-Term Instruments (Cost $31,071)		31,072

Total Investments 105.3% (Cost $6,470,442)		$6,690,983
Written Options (h) (0.3%) (Premiums $11,970)		(16,983)
Other Assets and Liabilities (Net) (5.0%)		(319,523)

Net Assets 100.0%		$6,354,477

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield.

(b)	Affiliated to the Portfolio.

(c)	Securities with an aggregate market value of $17,852 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(d)	Securities with an aggregate market value of $3,228 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $128,623 at a weighted average interest rate of 0.200%. On December 31, 2010, there were no open reverse repurchase agreements.

(f)	Securities with an aggregate market value of $5,153 and cash of $35 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Australia Government 10-Year Bond March Futures	Long	03/2011	1,162	$911
U.S. Treasury 10-Year Note March Futures	Long	03/2011	548	(1,817)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2011	2,457	407

				$(499)

(g)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	HSBC	1.000%	03/20/2016	2.075%		$4,400	$(223)	$(225)	$2
Alcoa, Inc.	MSC	1.000%	06/20/2015	1.812%		1,400	(48)	(156)	108
Alcoa, Inc.	MSC	1.000%	03/20/2016	2.075%		4,400	(223)	(231)	8
American International Group, Inc.	DUB	5.000%	12/20/2011	0.514%		5,000	228	(138)	366
Australia Government Bond	UBS	1.000%	09/20/2015	0.480%		5,500	133	140	(7)
BHP Billiton Finance USA Ltd.	CSFB	1.000%	09/20/2015	0.715%		1,600	21	(9)	30
BHP Billiton Finance USA Ltd.	CSFB	1.000%	12/20/2015	0.734%		200	2	1	1
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	0.715%		16,100	213	(81)	294
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.715%		4,700	63	(43)	106
BHP Billiton Finance USA Ltd.	MSC	1.000%	09/20/2015	0.715%		7,800	104	(25)	129
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2015	0.734%		5,700	74	14	60
BHP Billiton Finance USA Ltd.	RBS	1.000%	09/20/2015	0.715%		1,500	19	(4)	23
BMW U.S. Capital LLC	BCLY	1.000%	09/20/2015	0.783%		3,900	40	0	40
BMW U.S. Capital LLC	CITI	1.000%	09/20/2015	0.783%		8,200	84	12	72
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.818%		13,500	111	32	79
BP Capital Markets America, Inc.	BOA	1.000%	06/20/2015	0.818%		3,000	25	21	4
BP Capital Markets America, Inc.	GSC	1.000%	06/20/2015	0.818%		5,000	41	12	29
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.352%		2,700	32	(46)	78
BP Capital Markets America, Inc.	JPM	1.000%	06/20/2015	0.818%		2,600	21	5	16
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.061%		7,500	(18)	(64)	46
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.085%		14,700	(54)	(124)	70
Brazil Government International Bond	CITI	1.000%	06/20/2015	1.033%		5,000	(6)	(97)	91
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.085%		3,500	(13)	(33)	20
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.061%		3,400	(8)	(34)	26
Brazil Government International Bond	JPM	1.000%	12/20/2014	0.984%		2,800	3	(25)	28
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.061%		8,500	(20)	(81)	61
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.085%		6,100	(22)	(45)	23
Brazil Government International Bond	UBS	1.000%	06/20/2015	1.033%		2,000	(2)	(24)	22
Canadian Natural Resources Ltd.	GSC	1.000%	12/20/2015	0.729%		6,000	80	18	62
Canadian Natural Resources Ltd.	HSBC	1.000%	09/20/2015	0.705%		5,100	70	(17)	87
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.705%		5,100	70	(17)	87
Canadian Natural Resources Ltd.	MSC	1.000%	12/20/2015	0.729%		3,600	47	12	35
China Government International Bond	DUB	1.000%	12/20/2015	0.659%		10,000	166	175	(9)
China Government International Bond	HSBC	1.000%	06/20/2015	0.608%		6,700	116	124	(8)
China Government International Bond	HSBC	1.000%	09/20/2015	0.635%		4,500	76	58	18
China Government International Bond	JPM	0.820%	12/20/2014	0.557%		12,000	126	0	126
China Government International Bond	JPM	1.000%	09/20/2015	0.635%		3,000	51	29	22
China Government International Bond	MSC	1.000%	06/20/2015	0.608%		17,000	295	298	(3)
China Government International Bond	RBS	0.750%	12/20/2014	0.557%		4,000	31	0	31
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.538%		3,800	5	0	5
Citigroup, Inc.	GSC	1.000%	06/20/2011	0.538%		5,000	13	3	10
CODELCO, Inc.	BCLY	1.000%	03/20/2012	0.440%		4,000	29	11	18
Comcast Corp.	RBS	1.000%	12/20/2015	0.810%		1,200	11	0	11
Emirate of Abu Dhabi	BCLY	1.000%	09/20/2015	0.892%		5,000	26	(24)	50
Emirate of Abu Dhabi	BCLY	1.000%	12/20/2015	0.917%		1,700	7	(7)	14
Emirate of Abu Dhabi	CITI	1.000%	12/20/2015	0.917%		5,000	22	(32)	54
Emirate of Abu Dhabi	DUB	1.000%	12/20/2015	0.917%		1,800	7	(4)	11
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.346%		1,700	3	1	2
Emirate of Abu Dhabi	HSBC	1.000%	09/20/2015	0.892%		2,000	10	(8)	18
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	0.917%		1,300	6	5	1
Emirate of Abu Dhabi	MSC	1.000%	09/20/2015	0.892%		1,600	8	(8)	16
Emirate of Abu Dhabi	RBS	1.000%	06/20/2015	0.863%		10,000	63	(53)	116
Emirate of Abu Dhabi	RBS	1.000%	09/20/2015	0.892%		3,000	16	(14)	30
Emirate of Abu Dhabi	RBS	1.000%	12/20/2015	0.917%		2,000	9	8	1
France Government Bond	BCLY	0.250%	03/20/2016	1.087%		4,100	(168)	(162)	(6)
France Government Bond	CITI	0.250%	03/20/2016	1.087%		12,700	(519)	(510)	(9)
France Government Bond	GSC	0.250%	03/20/2016	1.087%		12,000	(491)	(482)	(9)
General Electric Capital Corp.	BCLY	1.000%	03/20/2011	0.520%		10,100	15	(31)	46
General Electric Capital Corp.	BOA	1.000%	03/20/2011	0.520%		2,700	4	(17)	21
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.329%		14,400	(214)	(420)	206
General Electric Capital Corp.	CITI	1.000%	03/20/2011	0.520%		7,300	11	(32)	43
General Electric Capital Corp.	CITI	1.000%	09/20/2019	1.404%		1,000	(29)	(102)	73
General Electric Capital Corp.	GSC	1.000%	06/20/2011	0.520%		10,000	27	(12)	39
General Electric Capital Corp.	GSC	1.000%	12/20/2011	0.589%		1,100	5	0	5
General Electric Capital Corp.	UBS	1.000%	12/20/2011	0.589%		24,800	109	30	79
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.667%	EUR	6,600	(6)	0	(6)
Japan Government International Bond	GSC	1.000%	06/20/2015	0.628%		$12,500	206	227	(21)
Japan Government International Bond	GSC	1.000%	09/20/2015	0.661%		8,000	127	118	9
MetLife, Inc.	BOA	1.000%	12/20/2015	1.605%		36,700	(1,012)	(1,905)	893
MetLife, Inc.	DUB	1.000%	12/20/2014	1.387%		15,000	(215)	(840)	625
MetLife, Inc.	DUB	5.000%	09/20/2019	1.764%		1,100	258	134	124
MetLife, Inc.	GSC	1.000%	03/20/2015	1.440%		2,100	(36)	(118)	82
MetLife, Inc.	GSC	1.000%	12/20/2015	1.605%		16,600	(458)	(758)	300
MetLife, Inc.	JPM	1.000%	12/20/2015	1.605%		4,300	(118)	(192)	74
MetLife, Inc.	UBS	1.000%	12/20/2015	1.605%		7,500	(207)	(370)	163

Mexico Government International Bond	BCLY	1.000%	09/20/2015	1.080%	3,800	(12)	(48)	36
Mexico Government International Bond	BCLY	1.000%	12/20/2015	1.107%	4,200	(19)	(66)	47
Mexico Government International Bond	DUB	1.000%	12/20/2014	0.992%	2,500	2	(49)	51
Mexico Government International Bond	DUB	1.000%	09/20/2015	1.080%	6,000	(19)	(60)	41
Mexico Government International Bond	JPM	1.000%	06/20/2015	1.051%	800	(1)	0	(1)
Morgan Stanley	CITI	1.000%	06/20/2011	0.768%	800	1	0	1
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	0.672%	800	77	0	77
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.165%	11,000	(26)	(136)	110
Petrobras International Finance Co.	HSBC	1.000%	12/20/2013	1.339%	8,800	(83)	(27)	(56)
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	1.165%	1,200	(3)	(8)	5
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	1.204%	5,000	(18)	(28)	10
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.525%	1,900	(44)	(61)	17
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.703%	1,600	23	(4)	27
Potash Corp. of Saskatchewan, Inc.	CITI	1.000%	12/20/2015	0.703%	5,000	72	(37)	109
Potash Corp. of Saskatchewan, Inc.	CSFB	1.000%	12/20/2015	0.703%	2,500	37	(18)	55
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.703%	3,100	45	(11)	56
Prudential Financial, Inc.	BNP	1.000%	12/20/2011	0.453%	1,400	8	(3)	11
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	2.372%	7,100	(430)	(260)	(170)
Rio Tinto Finance USA Ltd.	BCLY	1.000%	09/20/2015	0.822%	1,900	16	(4)	20
Russia Government International Bond	CITI	1.000%	06/20/2015	1.362%	9,500	(143)	(136)	(7)
Russia Government International Bond	MSC	1.000%	12/20/2014	1.288%	1,500	(16)	(56)	40
Russia Government International Bond	UBS	1.000%	06/20/2015	1.362%	10,000	(150)	(152)	2
Shell International Finance BV	BCLY	1.000%	09/20/2015	0.517%	32,700	734	377	357
Shell International Finance BV	CSFB	1.000%	12/20/2015	0.543%	2,400	54	41	13
Shell International Finance BV	DUB	1.000%	09/20/2015	0.517%	13,700	307	157	150
SLM Corp.	CITI	5.000%	09/20/2011	0.685%	1,000	33	(45)	78
SLM Corp.	JPM	5.000%	09/20/2011	0.685%	400	13	(3)	16
SLM Corp.	MSC	5.000%	09/20/2011	0.685%	5,000	166	(400)	566
South Korea Government Bond	BCLY	1.000%	09/20/2015	0.912%	3,000	13	(19)	32
South Korea Government Bond	CSFB	0.930%	12/20/2014	0.838%	1,000	4	0	4
South Korea Government Bond	CSFB	1.000%	12/20/2015	0.934%	5,000	17	59	(42)
South Korea Government Bond	DUB	1.000%	03/20/2011	0.522%	1,000	1	4	(3)
South Korea Government Bond	DUB	0.920%	12/20/2014	0.838%	2,200	8	0	8
South Korea Government Bond	DUB	1.000%	06/20/2015	0.887%	7,500	39	79	(40)
South Korea Government Bond	GSC	1.000%	03/20/2011	0.522%	4,000	6	19	(13)
South Korea Government Bond	JPM	0.930%	12/20/2014	0.838%	800	3	0	3
South Korea Government Bond	JPM	1.000%	09/20/2015	0.912%	1,600	6	(7)	13
South Korea Government Bond	JPM	1.000%	12/20/2015	0.934%	13,900	49	(10)	59
South Korea Government Bond	UBS	1.000%	09/20/2011	0.522%	3,000	12	11	1
South Korea Government Bond	UBS	1.000%	09/20/2015	0.912%	9,400	41	(31)	72
South Korea Government Bond	UBS	1.000%	12/20/2015	0.934%	6,800	24	64	(40)
Teck Resources Ltd.	BCLY	1.000%	12/20/2015	1.121%	3,600	(19)	(54)	35
Telefonica Emisiones S.A.U.	DUB	1.000%	12/20/2015	1.799%	4,400	(159)	(102)	(57)
Total Capital S.A.	CITI	1.000%	09/20/2015	0.515%	10,000	226	144	82
Total Capital S.A.	DUB	1.000%	12/20/2015	0.539%	1,400	31	25	6
Total Capital S.A.	GSC	1.000%	09/20/2015	0.515%	1,500	34	22	12
Total Capital S.A.	GSC	1.000%	12/20/2015	0.539%	19,400	436	359	77
Total Capital S.A.	JPM	1.000%	09/20/2015	0.515%	7,300	164	101	63
Total Capital S.A.	MSC	1.000%	09/20/2015	0.515%	7,500	169	111	58
Total Capital S.A.	MSC	1.000%	12/20/2015	0.539%	4,200	94	71	23
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.485%	2,000	43	10	33
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.485%	5,500	118	13	105
Transocean, Inc.	CSFB	5.000%	03/20/2012	0.665%	1,500	83	5	78
Transocean, Inc.	CSFB	5.000%	09/20/2012	0.822%	1,400	103	(18)	121
Transocean, Inc.	DUB	5.000%	03/20/2012	0.665%	3,600	199	15	184
United Kingdom Gilt	BNP	1.000%	09/20/2015	0.692%	800	13	13	0
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.666%	3,000	45	34	11
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.637%	15,000	229	222	7
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.616%	2,600	40	20	20
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.700%	16,000	224	(115)	339
Volkswagen International Finance NV	BCLY	1.000%	09/20/2015	0.834%	15,900	125	(208)	333
Volkswagen International Finance NV	CITI	1.000%	09/20/2015	0.834%	5,300	42	(15)	57

						$2,316	$(6,347)	$8,663

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$7,400	$54	$53	$1
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	300	2	2	0

					$56	$55	$1

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.700%	12/15/2015	CITI	$53,400	$(1,105)	$(160)	$(945)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA	62,500	(542)	(109)	(433)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	CITI	23,000	(33)	(108)	75
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	JPM	32,300	(47)	(149)	102
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MSC	176,900	(258)	(767)	509
Pay	3-Month USD-LIBOR	2.750%	12/15/2020	DUB	21,700	(1,132)	(174)	(958)

						$(3,117)	$(1,467)	$(1,650)

(h)	Written options outstanding on December 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$456,300	$3,667	$6,189
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	51,600	462	651
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	57,900	509	730
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	13,000	118	164
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	48,600	504	733
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	133,700	1,494	1,685
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	64,900	590	818
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	55,900	548	843

							$7,892	$11,813

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.000%	03/16/2011		$160,400	$513	$392
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	03/16/2011		22,200	44	45
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.000%	03/16/2011		21,600	69	53
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.300%	03/16/2011		22,200	78	22
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		1,700	4	5
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		1,700	10	3
Put - OTC iTraxx Europe 14 Index	UBS	Sell	1.300%	01/19/2011	EUR	50,700	172	36

							$890	$556

Straddle Options

Description	Counterparty	Exercise Price (5)	Expiration Date	Notional Amount	Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	$0.000%	10/11/2011	$37,200	$197	$301
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	30,300	154	246
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	128,400	1,436	2,160
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	89,200	970	1,497

					$2,757	$4,204

(5)	Exercise price and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$21,500	$178	$210
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	19,600	253	200

						$431	$410

(i)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SLM Corp.	4.280%	01/26/2015	08/03/2010	$1,584	$1,760	0.03%

(j)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,106	01/2011	BNP	$0	$(48)	$(48)
Buy		1,809	01/2011	CSFB	125	0	125
Buy		900	01/2011	MSC	22	0	22
Sell		800	01/2011	UBS	0	(15)	(15)
Sell	BRL	11,523	03/2011	CITI	0	(97)	(97)
Sell	CAD	981	02/2011	DUB	0	(12)	(12)
Buy		1,200	02/2011	MSC	23	0	23
Buy	EUR	3,151	01/2011	CITI	102	(2)	100
Sell		22,277	01/2011	CITI	1,027	0	1,027
Buy		123	01/2011	RBS	0	(1)	(1)
Sell		4,406	01/2011	RBS	299	0	299
Sell	GBP	2,704	03/2011	BCLY	3	0	3
Sell		2,703	03/2011	DUB	4	0	4
Sell		1,803	03/2011	RBS	9	0	9
Sell	HKD	12,094	01/2011	BCLY	3	0	3
Buy		12,094	01/2011	HSBC	1	0	1
Sell		12,094	04/2011	HSBC	0	0	0
Buy	MXN	29,795	02/2011	BCLY	133	0	133

					$1,751	$(175)	$1,576

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$3,565	$0	$3,565
Corporate Bonds & Notes
Banking & Finance	0	1,792,735	0	1,792,735
Industrials	0	2,710,177	89,235	2,799,412
Utilities	0	813,578	0	813,578
Convertible Bonds & Notes
Industrials	0	15,724	0	15,724
Municipal Bonds & Notes
Arizona	0	3,026	0	3,026
California	0	309,844	0	309,844
District of Columbia	0	3,894	0	3,894
Florida	0	7,519	0	7,519
Georgia	0	3,660	0	3,660
Illinois	0	10,619	0	10,619
Indiana	0	4,942	0	4,942
Iowa	0	3,993	0	3,993
Massachusetts	0	6,993	0	6,993
Mississippi	0	3,137	0	3,137
New Jersey	0	16,292	0	16,292
New York	0	110,586	0	110,586
North Carolina	0	3,124	0	3,124
Ohio	0	51,489	0	51,489
Pennsylvania	0	16,334	0	16,334
Tennessee	0	11,201	0	11,201
Texas	0	91,854	0	91,854
Washington	0	5,415	0	5,415
U.S. Government Agencies	0	8	0	8
U.S. Treasury Obligations	0	446,569	0	446,569
Sovereign Issues	0	124,363	0	124,363
Convertible Preferred Securities
Banking & Finance	35	0	0	35
Short-Term Instruments
Repurchase Agreements	0	1,085	0	1,085
U.S. Treasury Bills	0	15,498	0	15,498
PIMCO Short-Term Floating NAV Portfolio	14,489	0	0	14,489
	$14,524	$6,587,224	$89,235	$6,690,983

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	9,170	0	9,170
Foreign Exchange Contracts	0	1,751	0	1,751
Interest Rate Contracts	1,318	686	0	2,004
	$1,318	$11,607	$0	$12,925

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,062)	0	(1,062)
Foreign Exchange Contracts	0	(175)	0	(175)
Interest Rate Contracts	(1,817)	(14,149)	(4,614)	(20,580)
	$(1,817)	$(15,386)	$(4,614)	$(21,817)

Totals	$14,025	$6,583,445	$84,621	$6,682,091

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$11,130	$(226)	$(27)	$(20)	$476	$77,902	$0	$89,235	$476
Financial Derivative Instruments(7) - Liabilities
Interest Rate Contracts	(177)	0	(3,009)	0	0	(1,428)	0	0	(4,614)	(1,428)

	$(177)	$0	$(3,009)	$0	$0	$(1,428)	$0	$0	$(4,614)	$(1,428)

Totals	$(177)	$11,130	$(3,235)	$(27)	$(20)	$(952)	$77,902	$0	$(4,614)	$(952)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Mortgage Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,802	$1,853

Total Corporate Bonds & Notes (Cost $1,801)		1,853

MUNICIPAL BONDS & NOTES 0.0%
TEXAS 0.0%
Ennis, Texas Economic Development Corp. Revenue Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	627

Total Municipal Bonds & Notes (Cost $1,276)		627

U.S. GOVERNMENT AGENCIES 138.5%
Fannie Mae
0.000% due 08/25/2022 (c)	11	10
0.321% due 12/25/2036 - 07/25/2037	4,932	4,869
0.401% due 04/25/2035	2,087	2,068
0.411% due 10/25/2035	6,721	6,579
0.461% due 03/25/2035 - 10/27/2037	48,716	48,644
0.481% due 07/25/2032 - 09/26/2033	443	432
0.521% due 06/25/2032	5	5
0.541% due 10/25/2033	1	1
0.561% due 12/25/2028	42	42
0.621% due 02/25/2033	49	47
0.661% due 02/25/2028 - 06/25/2032	1,663	1,659
0.711% due 10/18/2030	84	84
0.731% due 12/25/2040	48,824	48,880
0.741% due 12/25/2040	107,280	107,241
0.760% due 01/25/2041	60,000	60,627
0.761% due 03/25/2017 - 12/25/2040	190,636	190,706
0.781% due 09/18/2027	227	229
0.831% due 06/25/2018	4	4
0.861% due 05/25/2036 - 05/25/2040	206,619	207,932
0.911% due 09/25/2023	90	92
0.931% due 06/25/2022	1	1
1.161% due 04/25/2032 - 04/25/2037	27,941	28,407
1.181% due 04/25/2021	1	1
1.381% due 05/25/2023	58	59
1.530% due 08/01/2042 - 10/01/2044	6,341	6,335
1.581% due 11/25/2021	31	32
1.730% due 10/01/2030 - 12/01/2040	763	775
1.788% due 03/01/2035	691	697
2.226% due 09/01/2035	1,013	1,052
2.233% due 05/01/2035	335	346
2.250% due 04/01/2033	118	122
2.264% due 01/01/2030	39	40
2.297% due 02/01/2035	901	932
2.305% due 04/01/2022	61	63
2.325% due 11/01/2026	108	112
2.333% due 11/01/2035	1,397	1,436
2.355% due 04/01/2030	8	8
2.374% due 06/01/2023	28	29
2.392% due 02/01/2026	12	12
2.403% due 11/01/2035	54	55
2.420% due 09/01/2028	3	3
2.433% due 10/01/2028	75	78
2.438% due 11/01/2025	72	74
2.439% due 03/01/2025	22	22
2.456% due 12/01/2031	17	17
2.487% due 12/01/2035	169	177
2.490% due 01/01/2035	499	522
2.507% due 11/01/2025	143	150
2.515% due 05/01/2029	17	18
2.526% due 02/01/2027 - 08/01/2029	157	163
2.527% due 07/01/2032	73	77
2.545% due 06/01/2019	6	6
2.550% due 04/01/2030	18	18
2.551% due 03/01/2024	32	34
2.557% due 06/01/2035	105	110
2.560% due 09/01/2031	42	44
2.566% due 07/01/2024	3	4
2.580% due 04/01/2030 - 11/01/2031	93	95
2.593% due 03/01/2035	437	455
2.616% due 09/01/2035	2,306	2,391
2.619% due 05/01/2026 - 06/01/2032	344	358
2.625% due 06/01/2026	9	9
2.630% due 02/01/2029	2	2
2.631% due 03/01/2030 - 05/25/2035	1,010	1,031
2.636% due 05/01/2027	132	139
2.637% due 02/01/2032	1,147	1,191
2.642% due 06/01/2035	7,450	7,790
2.645% due 07/01/2030	27	28
2.652% due 09/01/2030	23	24
2.688% due 02/01/2035	227	236
2.695% due 07/01/2034	416	435
2.729% due 08/01/2035	443	465
2.735% due 12/01/2029	4	4
2.747% due 05/01/2036	277	287
2.750% due 12/01/2023	69	73
2.782% due 12/01/2027	30	32
2.804% due 04/01/2035	169	177
2.813% due 07/01/2035	532	558
2.814% due 07/01/2035	318	333
2.830% due 09/01/2023	66	67
2.835% due 09/01/2017	240	240
2.864% due 10/01/2035	362	379
2.900% due 07/01/2017 - 11/01/2017	8	8
2.904% due 10/01/2016 - 10/01/2031	129	130
2.910% due 03/01/2017 - 02/01/2018	18	18
2.913% due 12/01/2019 - 10/01/2023	59	60
2.968% due 02/01/2021	65	66
2.983% due 07/01/2027	31	32
2.998% due 11/01/2017	14	14
3.025% due 05/01/2030	23	24
3.036% due 05/01/2019	148	150
3.056% due 04/01/2019	51	52
3.070% due 02/01/2034	342	358
3.095% due 02/01/2024	114	119
3.124% due 03/01/2018	6	6
3.125% due 06/01/2017 - 08/01/2023	58	60
3.130% due 08/01/2024	3	3
3.236% due 12/01/2017	135	139
3.270% due 02/01/2017	177	183
3.319% due 02/01/2015	32	32
3.395% due 09/01/2030	24	24
3.407% due 05/01/2030	81	85
3.500% due 08/01/2017 - 01/01/2041	1,470,507	1,416,176
3.503% due 11/01/2017	4	4
3.520% due 04/01/2032	6	6
3.569% due 09/01/2027	4	4
3.570% due 08/01/2026	28	29
3.574% due 05/01/2036	2,966	2,988
3.591% due 08/01/2029	56	57
3.730% due 10/01/2016	32	33
3.842% due 05/01/2036	29	28
3.875% due 06/01/2017	5	5
3.881% due 06/01/2029	15	16
3.994% due 05/01/2036	21	22
4.000% due 06/01/2013 - 02/01/2041	787,872	798,255
4.056% due 06/01/2030	105	110
4.079% due 05/01/2036	61	62
4.101% due 01/01/2026	18	19
4.145% due 06/01/2029	27	28
4.305% due 04/01/2020	94	97
4.339% due 11/01/2028	626	641
4.378% due 08/01/2028	218	223
4.406% due 11/01/2028	365	373
4.441% due 02/01/2028	261	267
4.500% due 04/01/2018 - 02/01/2041	1,369,730	1,414,852
4.539% due 01/01/2028	14	14
4.637% due 02/01/2026	44	46
4.679% due 02/01/2031	503	516
4.756% due 03/01/2035	261	272
4.783% due 09/01/2035	215	228
4.791% due 11/01/2035	3,065	3,249
4.829% due 09/01/2034	134	141
4.875% due 05/01/2019	11	12
4.959% due 01/01/2029	21	22
4.982% due 07/01/2024	9	9
4.989% due 09/01/2034	660	691
4.996% due 01/01/2024	6	7
5.000% due 06/01/2015 - 01/01/2041	1,262,986	1,331,207
5.003% due 05/01/2035	1,204	1,283
5.051% due 12/01/2030	550	569
5.159% due 10/01/2035	326	346
5.318% due 11/01/2035	522	557
5.332% due 02/01/2031	225	226
5.339% due 02/01/2030	429	459
5.453% due 02/01/2025	133	133
5.495% due 02/01/2031	171	183
5.500% due 03/01/2011 - 01/01/2041	725,910	779,801
5.500% due 12/01/2037 (g)	158,122	169,327
5.514% due 09/01/2020	20	20
5.583% due 02/01/2036	508	544
5.700% due 08/01/2018	300	329
5.800% due 11/01/2011	1,742	1,769
5.816% due 11/01/2024	2	2
5.950% due 02/25/2044	24	27
6.000% due 08/01/2016 - 01/01/2041	617,845	674,351
6.250% due 12/25/2013	435	460
6.290% due 02/25/2029	1,500	1,715
6.300% due 06/25/2031 - 10/17/2038	5,347	5,978
6.350% due 06/25/2020	1,012	1,059

6.390% due 05/25/2036	333	342
6.410% due 08/01/2016	891	946
6.450% due 09/01/2016	3,274	3,440
6.500% due 10/01/2011 - 01/01/2041	303,668	338,590
6.589% due 10/25/2031	28	30
6.703% due 08/01/2028	1,310	1,417
6.850% due 12/18/2027	1,191	1,342
6.875% due 02/01/2018	80	80
6.988% due 01/01/2030	279	300
7.000% due 01/01/2013 - 06/01/2037	2,507	2,814
7.491% due 08/01/2014	5	5
7.500% due 12/01/2012 - 07/25/2041	2,637	3,027
7.730% due 01/01/2025	901	1,007
7.800% due 10/25/2022 - 06/25/2026	162	182
8.000% due 06/01/2015 - 08/01/2030	38	42
8.200% due 04/25/2025	52	60
8.500% due 11/01/2017	89	99
8.575% due 06/25/2032	170	178
8.750% due 11/25/2019 - 06/25/2021	146	175
9.000% due 04/01/2016 - 11/01/2025	96	112
9.000% due 05/25/2022 - 06/25/2022 (b)	40	8
9.500% due 11/25/2020 - 04/01/2025	335	393
510.000% due 09/25/2019 (b)	0	1
839.670% due 08/25/2020 (b)	0	1
Farmer Mac
6.772% due 01/25/2013	1,616	1,615
8.339% due 04/25/2030	802	800
FDIC Guaranteed Treasury Notes
0.761% due 11/29/2037	7,989	7,910
Federal Housing Administration
1.000% due 12/01/2018	649	649
6.875% due 12/01/2016	204	203
6.896% due 07/01/2020	247	245
6.997% due 09/01/2019	27	27
7.430% due 07/01/2018 - 07/01/2024	5,125	5,093
7.430% due 12/01/2018 (a)	90	89
7.450% due 05/01/2021	908	906
7.500% due 03/01/2032	3,574	3,567
Freddie Mac
0.147% due 02/01/2011 (f)	1,456	1,456
0.196% due 05/04/2011 (f)	219	219
0.269% due 01/14/2011	130	130
0.350% due 04/01/2011 (f)	93	93
0.372% due 03/09/2011	143	143
0.410% due 07/15/2019 - 10/15/2020	2,996	2,992
0.460% due 03/15/2031 - 09/15/2035	1,001	1,000
0.490% due 02/15/2019	3,965	3,971
0.501% due 07/25/2031	47	41
0.511% due 05/25/2031	288	281
0.541% due 09/25/2031	321	305
0.560% due 05/15/2036	200	200
0.610% due 12/15/2029 - 12/15/2030	2,041	2,043
0.660% due 03/15/2017 - 06/15/2018	2,561	2,571
0.710% due 11/15/2030 - 12/15/2031	118	118
0.730% due 11/15/2040	61,931	61,998
0.740% due 10/15/2040	191,256	191,003
0.760% due 02/15/2028 - 11/15/2040	68,806	69,351
0.762% due 03/15/2024 - 09/15/2026	495	495
0.800% due 10/15/2037	34,377	34,718
0.810% due 03/15/2032	5	5
0.812% due 05/15/2023	1	1
0.860% due 08/15/2035	9,289	9,390
0.960% due 06/15/2036	9,786	9,783
1.210% due 04/15/2031	4,796	4,819
1.460% due 07/15/2027	1,566	1,567
1.742% due 07/25/2044	20,228	19,840
1.851% due 10/01/2023	775	800
1.875% due 01/01/2017 - 10/01/2024	24	24
2.210% due 04/01/2025	32	34
2.325% due 09/01/2027	18	19
2.351% due 10/01/2018	3	3
2.375% due 04/01/2018 - 10/01/2024	146	150
2.378% due 03/01/2033	254	263
2.386% due 10/01/2027	25	25
2.387% due 01/01/2028	116	121
2.436% due 11/01/2027	186	194
2.473% due 12/01/2032	116	121
2.490% due 10/01/2023	60	63
2.502% due 06/01/2022	40	42
2.505% due 09/01/2028	38	39
2.506% due 07/01/2024	84	85
2.512% due 11/01/2031	3	3
2.513% due 08/01/2029	41	43
2.514% due 09/01/2026	238	247
2.531% due 11/01/2027	6	6
2.536% due 06/01/2024	25	26
2.539% due 04/01/2029	51	53
2.547% due 04/01/2031	6	7
2.561% due 02/01/2029	267	279
2.575% due 09/01/2027	44	44
2.585% due 12/01/2026	17	18
2.586% due 12/01/2035	2,953	3,098
2.590% due 06/01/2022	4	4
2.598% due 08/01/2027	12	13
2.606% due 08/01/2031	15	15
2.615% due 11/01/2027	127	128
2.618% due 03/01/2032	78	81
2.625% due 08/01/2031	1	1
2.626% due 02/01/2031	14	15
2.627% due 11/01/2029	1,449	1,516
2.632% due 07/01/2028	344	359
2.645% due 06/01/2028	80	84
2.646% due 12/01/2029	249	261
2.653% due 10/01/2024 - 10/01/2036	803	840
2.666% due 02/01/2027	416	436
2.700% due 05/01/2019	12	12
2.705% due 05/01/2032	382	384
2.717% due 02/01/2029	156	163
2.723% due 07/01/2029	33	35
2.730% due 05/01/2032	457	478
2.739% due 10/01/2035	635	666
2.740% due 05/01/2032	34	34
2.757% due 09/01/2024	26	28
2.768% due 10/01/2027	43	45
2.780% due 07/01/2027	57	59
2.781% due 08/01/2030	10	11
2.784% due 03/01/2033	95	99
2.796% due 03/01/2027	9	9
2.813% due 07/01/2030	20	21
2.850% due 05/01/2032	10	11
2.865% due 02/01/2027	40	41
2.904% due 05/01/2017 - 09/01/2018	155	159
2.943% due 07/01/2030	260	268
3.058% due 11/01/2034	532	559
3.163% due 08/01/2018	52	54
3.454% due 07/01/2019	70	70
3.500% due 12/01/2018 - 07/15/2032	118	122
3.575% due 06/01/2030	4	4
3.590% due 08/15/2032	1,039	1,047
3.625% due 04/01/2019	18	18
4.000% due 03/15/2023 - 01/01/2041	278,115	276,251
4.125% due 09/01/2018	9	9
4.500% due 02/15/2020 - 01/01/2041	774,883	795,009
4.934% due 03/01/2029	94	99
4.991% due 08/01/2035	896	947
5.000% due 11/15/2017 - 01/01/2041	399,213	419,141
5.215% due 03/01/2035	310	328
5.500% due 03/15/2017 - 01/01/2041	718,009	766,607
6.000% due 03/01/2014 - 02/01/2041	445,590	483,859
6.250% due 12/15/2028	1,037	1,139
6.500% due 08/01/2016 - 10/25/2043	24,371	27,185
7.000% due 11/15/2020 - 12/01/2032	1,067	1,139
7.000% due 10/25/2023 (b)	44	9
7.400% due 02/01/2021	240	240
7.500% due 03/01/2022 - 01/15/2030	328	334
7.500% due 08/15/2029 (b)	19	5
8.000% due 11/01/2013 - 09/01/2030	54	59
8.500% due 11/15/2018 - 08/01/2027	227	265
9.000% due 12/15/2020 - 02/15/2021	228	233
9.050% due 06/15/2019	45	51
9.500% due 12/15/2020 - 06/01/2021	237	237
9.500% due 11/01/2021 (b)	20	5
Ginnie Mae
0.361% due 04/20/2036	27,940	27,823
0.461% due 05/16/2030 - 02/16/2032	585	584
0.561% due 12/16/2026 - 01/16/2031	870	872
0.611% due 06/20/2032	277	278
0.661% due 06/16/2031 - 03/16/2032	819	821
0.711% due 10/16/2030	32	32
0.761% due 02/16/2030 - 04/16/2032	618	622
0.811% due 12/16/2025	443	447
0.861% due 02/16/2030	74	75
0.911% due 02/16/2030	64	64

1.211% due 03/20/2031	2,912	2,932
1.261% due 02/20/2031	1,798	1,768
1.320% due 01/20/2059	1,124	1,111
1.345% due 10/20/2058	991	994
1.352% due 08/20/2058	188	187
1.832% due 03/16/2051 (b)	55,981	4,516
2.625% due 08/20/2017 - 07/20/2035	29,038	29,744
2.750% due 02/20/2032	384	394
2.875% due 11/20/2031	1,370	1,408
3.000% due 07/20/2019 - 12/20/2032	2,655	2,731
3.125% due 10/20/2018 - 01/20/2030	5,231	5,385
3.250% due 01/20/2028 - 03/20/2030	643	662
3.375% due 04/20/2017 - 04/20/2033	22,313	23,019
3.500% due 03/20/2016 - 12/20/2018	29	30
3.625% due 11/20/2020	2	2
3.875% due 04/20/2019	21	21
4.000% due 11/20/2018 - 02/01/2041	422,557	424,178
4.500% due 08/16/2028 - 01/01/2041	1,212,524	1,259,727
5.000% due 01/01/2041	207,000	220,099
5.500% due 06/15/2037 - 01/01/2041	311,125	336,312
6.000% due 04/15/2011 - 01/01/2041	166,673	183,377
6.250% due 03/16/2029	2,344	2,547
6.500% due 10/15/2023 - 01/01/2041	50,413	56,823
7.000% due 09/15/2012 - 02/16/2029	989	1,075
7.028% due 03/16/2041	5,693	6,434
7.270% due 12/15/2040	1,694	1,801
7.500% due 02/15/2017 - 11/15/2031	1,537	1,753
7.750% due 10/15/2025	19	22
8.000% due 08/15/2011 - 09/20/2031	4,256	4,621
8.500% due 06/15/2027 - 03/20/2031	1,007	1,210
9.000% due 04/15/2020 - 08/20/2030	77	87
9.500% due 12/15/2021	43	51
NCUA Guaranteed Notes
0.735% due 11/05/2020	214,006	212,668
0.821% due 12/08/2020	60,100	59,913
0.824% due 12/08/2020	30,000	29,963
Small Business Administration
5.370% due 04/01/2028	10,285	11,156
5.490% due 05/01/2028	13,284	14,359
5.870% due 05/01/2026 - 07/01/2028	10,316	11,087
6.344% due 08/01/2011	34	35
6.640% due 02/01/2011	104	104
7.190% due 12/01/2019	141	157
7.220% due 11/01/2020	542	601
Vendee Mortgage Trust
6.500% due 03/15/2029	1,773	2,060
6.816% due 01/15/2030	573	666

Total U.S. Government Agencies (Cost $13,812,124)		13,881,135

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Notes
2.375% due 08/31/2014 (f)	2,300	2,383

Total U.S. Treasury Obligations (Cost $2,414)		2,383

MORTGAGE-BACKED SECURITIES 9.9%
Adjustable Rate Mortgage Trust
2.996% due 09/25/2035	2,530	1,928
American Home Mortgage Assets
0.451% due 10/25/2046	2,999	1,644
0.551% due 08/25/2037	12,942	2,103
American Home Mortgage Investment Trust
0.501% due 05/25/2047	3,462	523
2.261% due 02/25/2045	2,439	2,225
Banc of America Commercial Mortgage, Inc.
5.889% due 07/10/2044	950	1,016
Banc of America Funding Corp.
0.551% due 05/20/2035	1,896	1,139
5.753% due 10/25/2036	4,173	2,931
5.837% due 01/25/2037	3,461	2,098
Banc of America Mortgage Securities, Inc.
2.767% due 07/25/2034	18	17
2.922% due 07/25/2033	273	267
3.050% due 06/20/2031	383	357
3.530% due 07/20/2032	51	35
5.356% due 02/25/2036	1,600	1,279
6.500% due 10/25/2031	87	88
BCAP LLC Trust
5.500% due 11/26/2035	19,000	18,938
Bear Stearns Adjustable Rate Mortgage Trust
3.102% due 02/25/2033	18	17
3.198% due 01/25/2034	9	7
3.516% due 11/25/2030	9	9
4.565% due 04/25/2034	16	15
Bear Stearns Alt-A Trust
2.875% due 05/25/2035	1,051	823
4.720% due 08/25/2036 (a)	7,390	2,351
5.091% due 11/25/2036	760	531
5.208% due 11/25/2036	1,513	946
5.305% due 11/25/2036	1,318	825
Bear Stearns Commercial Mortgage Securities
5.717% due 06/11/2040	400	429
7.000% due 05/20/2030	1,791	1,982
Bear Stearns Mortgage Securities, Inc.
2.581% due 06/25/2030	18	19
Bear Stearns Structured Products, Inc.
5.339% due 12/26/2046	3,225	2,271
Bella Vista Mortgage Trust
0.511% due 05/20/2045	916	552
CC Mortgage Funding Corp.
0.441% due 05/25/2036	609	407
0.511% due 08/25/2035	1,134	741
0.849% due 01/25/2035	723	358
Chase Mortgage Finance Corp.
5.876% due 09/25/2036	24	24
Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	21	22
6.500% due 02/25/2024	357	354
Citigroup Commercial Mortgage Trust
6.179% due 12/10/2049	5,600	5,961
Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	1,442	1,360
2.820% due 12/25/2035	37	34
2.930% due 08/25/2035	2,336	1,241
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	3,025	2,344
Collateralized Mortgage Obligation Trust
0.000% due 09/23/2017 (c)	1	1
Commercial Mortgage Pass-Through Certificates
2.426% due 07/10/2046 (b)	96,036	8,842
2.458% due 07/10/2046 (b)	59,330	6,506
4.867% due 05/10/2043	19,216	20,261
Community Program Loan Trust
4.500% due 10/01/2018	246	248
Countrywide Alternative Loan Trust
0.411% due 05/20/2046	25	25
0.431% due 01/25/2037	1,150	685
0.451% due 11/25/2046	4,611	2,779
0.461% due 05/25/2036	831	471
0.461% due 07/20/2046	1,957	918
0.471% due 05/25/2035	2,443	1,631
0.471% due 03/20/2046	3,987	2,308
0.471% due 07/25/2046	3,939	2,367
0.481% due 05/25/2035	459	279
0.491% due 08/25/2046	2,549	540
0.511% due 05/25/2035	660	331
0.511% due 09/25/2046	4,050	799
0.511% due 10/25/2046	2,242	829
0.521% due 07/25/2046	2,850	545
0.531% due 05/25/2036	2,311	478
0.541% due 12/25/2035	642	457
0.541% due 09/20/2046	8,850	1,935
0.601% due 10/25/2046	2,250	200
0.611% due 06/25/2037	4,166	814
0.611% due 06/25/2047	406	91
0.631% due 11/25/2035	1,108	276
0.681% due 12/25/2035	1,525	626
6.000% due 10/25/2032	129	129
6.250% due 11/25/2036	4,085	2,790
Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035	2,614	1,787
0.551% due 04/25/2035	1,738	1,145
0.561% due 04/25/2046	3,491	924
0.571% due 03/25/2035	4,070	2,612
0.591% due 02/25/2035	1,290	992
0.601% due 02/25/2035	41	32
0.601% due 03/25/2036	1,397	463
0.611% due 02/25/2036	2,171	640
0.661% due 03/25/2035	973	183
2.375% due 07/19/2031	9	8
2.423% due 09/25/2034	946	574
2.866% due 11/19/2033	23	22
2.984% due 08/25/2034	1,431	1,052
3.241% due 11/19/2033	45	34
5.388% due 02/20/2036	1,684	1,295
5.837% due 09/25/2047	2,975	2,215
Credit Suisse First Boston Mortgage Securities Corp.
0.028% due 08/15/2038 (b)	280,791	512
2.585% due 06/25/2033	63	61
4.666% due 03/15/2036	376	390
4.857% due 06/25/2032	5	5
Credit Suisse Mortgage Capital Certificates
0.490% due 10/15/2021	994	940
5.361% due 09/15/2039	18,500	18,710
5.579% due 04/25/2037	3,822	2,026
5.695% due 04/16/2049	4,600	4,825
5.721% due 06/15/2039	3,500	3,597
5.735% due 07/26/2037	18,339	18,735
Deutsche ALT-A Securities, Inc.
0.351% due 08/25/2037	15	15
Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047	35,195	35,124

DLJ Mortgage Acceptance Corp.
2.652% due 11/25/2023	15	15
Extended Stay America Trust
3.127% due 01/05/2013 (b)	81,000	4,767
FFCA Secured Lending Corp.
8.180% due 09/18/2027	2,000	845
8.970% due 09/18/2027	4,000	1,921
First Nationwide Trust
6.750% due 08/21/2031	71	75
First Republic Mortgage Loan Trust
0.610% due 11/15/2031	5,925	5,424
1.201% due 11/15/2031	1,411	1,105
Greenpoint Mortgage Funding Trust
0.461% due 10/25/2046	3,461	898
0.461% due 12/25/2046	3,350	780
0.481% due 06/25/2045	1,733	1,167
0.491% due 06/25/2045	6,240	4,110
0.531% due 04/25/2036	2,975	642
0.581% due 09/25/2046	2,850	115
0.601% due 10/25/2046	3,842	599
Greenpoint Mortgage Pass-Through Certificates
3.117% due 10/25/2033	194	167
GS Mortgage Securities Corp. II
0.516% due 03/06/2020	2,000	1,872
6.044% due 08/15/2018	2,341	2,383
GSR Mortgage Loan Trust
0.521% due 08/25/2046	3,793	813
2.574% due 06/25/2034	122	112
3.082% due 04/25/2036	688	574
GSRPM Mortgage Loan Trust
0.661% due 11/25/2031	638	618
Harborview Mortgage Loan Trust
0.391% due 04/19/2038	1,124	730
0.451% due 07/21/2036	3,576	2,479
0.511% due 09/19/2046	2,908	549
2.506% due 08/19/2034	4,828	3,782
2.538% due 11/19/2034	163	105
2.986% due 07/19/2035	104	88
5.518% due 08/19/2036	2,407	1,970
Homebanc Mortgage Trust
0.441% due 12/25/2036	919	695
Indymac ARM Trust
1.959% due 01/25/2032	12	10
Indymac INDB Mortgage Loan Trust
0.561% due 11/25/2035	371	184
Indymac Index Mortgage Loan Trust
0.461% due 11/25/2046	4,393	1,103
0.471% due 05/25/2046	2,561	1,553
0.501% due 07/25/2035	2,366	1,549
0.511% due 02/25/2037	2,450	671
0.561% due 06/25/2037 (a)	1,018	402
0.581% due 02/25/2035	532	364
2.589% due 01/25/2036	3	2
2.690% due 12/25/2034	25	19
5.000% due 08/25/2035	3,040	2,032
5.104% due 01/25/2036	3,190	2,525
JPMorgan Chase Commercial Mortgage Securities Corp.
0.635% due 07/15/2019	165,410	154,630
4.853% due 03/15/2046	10,707	11,211
5.305% due 01/15/2049	21,000	21,506
5.716% due 02/15/2051	763	794
JPMorgan Mortgage Trust
5.139% due 10/25/2035	3,600	2,541
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (b)	33	6
LB Mortgage Trust
8.454% due 01/20/2017	1,056	1,083
LB-UBS Commercial Mortgage Trust
5.303% due 02/15/2040	9,825	10,103
5.347% due 11/15/2038	22,100	23,397
6.133% due 12/15/2030	470	484
Luminent Mortgage Trust
0.441% due 12/25/2036	5,020	3,136
0.461% due 10/25/2046	3,924	2,616
MASTR Adjustable Rate Mortgages Trust
0.501% due 05/25/2037	1,475	759
0.561% due 05/25/2047	3,950	1,383
0.601% due 05/25/2047	3,350	487
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	253	260
MASTR Seasoned Securities Trust
2.934% due 10/25/2032	810	738
Mellon Residential Funding Corp.
0.610% due 11/15/2031	2,187	2,085
0.700% due 12/15/2030	1,994	1,889
0.740% due 06/15/2030	283	276
1.140% due 11/15/2031	215	154
Merrill Lynch Alternative Note Asset
0.561% due 03/25/2037	2,275	1,080
Merrill Lynch Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	18,000	18,999
Merrill Lynch Mortgage Investors, Inc.
0.641% due 04/25/2028 (b)	1,018	1
Merrill Lynch Mortgage Trust
5.145% due 06/16/2023	15,742	16,176
MLCC Mortgage Investors, Inc.
1.820% due 01/25/2029	4,000	3,088
2.340% due 04/25/2035	76	74
Morgan Stanley Capital I
0.321% due 10/15/2020	5,161	4,964
Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	4,500	4,708
Morgan Stanley Mortgage Loan Trust
0.631% due 11/25/2035	3,628	1,456
0.771% due 02/25/2047	2,952	1,577
2.695% due 07/25/2035	2,682	1,954
5.701% due 02/25/2047	6,301	3,861
Mortgage Equity Conversion Asset Trust
0.720% due 02/25/2042	4,181	3,989
0.750% due 01/25/2042	30,278	28,810
0.750% due 05/25/2042	139,966	134,773
0.770% due 10/25/2041	24,785	23,544
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	5,778	4,871
6.138% due 03/25/2047	5,274	4,469
7.000% due 02/19/2030	578	577
Ocwen Residential MBS Corp.
6.845% due 06/25/2039 (a)	152	6
Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035	509	481
Prime Mortgage Trust
0.661% due 02/25/2034	192	175
5.000% due 02/25/2019	8	9
RBSCF Trust
5.305% due 01/16/2049	4,300	4,397
RBSSP Resecuritization Trust
0.755% due 11/26/2035	1,024	969
Residential Accredit Loans, Inc.
0.461% due 12/25/2046	3,250	762
0.471% due 04/25/2046	16,042	7,031
0.511% due 08/25/2037	4,192	2,600
0.531% due 05/25/2046	2,650	494
0.566% due 09/25/2046	5,769	468
0.661% due 03/25/2033	375	337
3.449% due 08/25/2035	816	319
Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	196	195
Residential Asset Securitization Trust
0.661% due 05/25/2033	251	219
Residential Funding Mortgage Securities I
3.274% due 09/25/2035	2,814	2,058
RiverView HECM Trust
0.321% due 07/25/2047	17,301	16,400
0.511% due 09/25/2047	14,722	14,005
1.011% due 09/26/2041	79,776	77,811
Sequoia Mortgage Trust
0.611% due 10/19/2026	119	103
0.641% due 10/20/2027	2,437	2,230
0.981% due 11/22/2024	24	19
2.604% due 01/20/2047	2,529	2,061
Sovereign Commercial Mortgage Securities Trust
5.811% due 07/22/2030	5,069	5,243
Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037	11,914	7,266
0.751% due 06/25/2034	1,066	850
2.604% due 07/25/2034	125	114
2.633% due 01/25/2035	3,016	2,435
2.714% due 08/25/2035	43	34
5.278% due 11/25/2035	3,417	2,345
6.000% due 10/25/2037 (a)	4,326	2,115
Structured Asset Mortgage Investments, Inc.
0.391% due 03/25/2037	414	256
0.451% due 06/25/2036	728	478
0.491% due 05/25/2045	3,430	2,300
0.511% due 07/19/2035	7,743	6,838
0.561% due 08/25/2036	4,250	694
0.591% due 10/19/2034	357	327
0.611% due 03/19/2034	1,510	1,367
0.921% due 09/19/2032	5,076	4,525
3.810% due 05/25/2022	694	663
4.780% due 05/02/2030	152	123
Structured Asset Securities Corp.
2.308% due 07/25/2032	2	1
2.382% due 01/25/2032	257	222
2.497% due 06/25/2033	79	71
2.662% due 08/25/2032	554	535
2.679% due 02/25/2032	3	3
2.856% due 10/25/2035	510	410
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037	10	10
5.630% due 01/25/2037	2,958	1,652
5.970% due 09/25/2036	9,317	2,659
6.014% due 07/25/2037	5,788	3,731
Thornburg Mortgage Securities Trust
0.381% due 10/25/2046	418	414
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	4,691	4,572
5.572% due 10/15/2048	5,150	5,401
WaMu Mortgage Pass-Through Certificates
0.000% due 12/25/2027 (b)	2,548	140
0.481% due 07/25/2046	705	145
0.491% due 04/25/2045	188	159
0.521% due 11/25/2045	2,487	2,106
0.571% due 01/25/2045	5,986	5,158
0.581% due 01/25/2045	839	710
0.581% due 07/25/2045	183	157
0.601% due 01/25/2045	721	588
0.750% due 07/25/2044	540	336
0.901% due 12/25/2027	344	293
0.961% due 12/25/2045	1,062	131

1.138% due 07/25/2047	4,779	3,171
1.168% due 11/25/2046	870	615
1.328% due 02/25/2046	334	258
1.528% due 11/25/2042	148	132
1.728% due 06/25/2042	764	643
1.728% due 08/25/2042	1,766	1,606
2.700% due 06/25/2033	1,658	1,592
2.785% due 03/25/2034	40	37
2.904% due 01/25/2047	3,048	2,272
3.154% due 05/25/2046	1,755	1,278
3.154% due 08/25/2046	642	489
5.299% due 04/25/2037	3,366	2,496
5.415% due 12/25/2036	3,080	2,377
5.974% due 10/25/2036	429	398
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.511% due 07/25/2046	1,876	346
1.298% due 05/25/2046	3,698	2,090
6.268% due 07/25/2036	4,265	2,336
Washington Mutual MSC Mortgage Pass-Through Certificates
2.799% due 11/25/2030	533	476
6.500% due 09/25/2032	834	859
Wells Fargo Mortgage-Backed Securities Trust
0.761% due 07/25/2037	3,533	2,931
2.906% due 05/25/2035	451	430
5.251% due 08/25/2036	181	180

Total Mortgage-Backed Securities (Cost $1,047,123)		993,351

ASSET-BACKED SECURITIES 5.2%
Aames Mortgage Investment Trust
0.661% due 10/25/2035	1,701	1,654
ABFS Mortgage Loan Trust
6.785% due 07/15/2033	2,000	1,400
Access Group, Inc.
1.588% due 10/27/2025	15,301	15,654
Accredited Mortgage Loan Trust
0.311% due 02/25/2037	30	30
ACE Securities Corp.
0.311% due 12/25/2036	4	4
0.321% due 10/25/2036	417	147
0.351% due 06/25/2037	720	702
0.391% due 05/25/2036	502	498
0.961% due 08/25/2030	47	43
AFC Home Equity Loan Trust
0.811% due 12/26/2029	14	12
1.071% due 06/25/2029	518	252
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,359	1,347
Amortizing Residential Collateral Trust
0.531% due 06/25/2032	48	42
0.841% due 07/25/2032	736	674
0.961% due 10/25/2031	307	277
Amresco Residential Securities Mortgage Loan Trust
0.756% due 06/25/2028	138	107
0.816% due 06/25/2027	536	504
0.891% due 09/25/2028	1,505	1,252
1.201% due 06/25/2029	204	174
Argent Securities, Inc.
0.751% due 10/25/2035	7,500	2,800
Asset-Backed Funding Certificates
1.281% due 03/25/2032	934	805
Asset-Backed Securities Corp. Home Equity
0.341% due 05/25/2037	21	18
0.780% due 06/15/2031	300	269
Aurum CLO 2002-1 Ltd.
0.719% due 04/15/2014	167	165
BA Credit Card Trust
1.460% due 12/16/2013	68,476	68,848
Bayview Financial Acquisition Trust
0.611% due 05/28/2037	4,055	2,353
5.208% due 04/28/2039	337	321
Bear Stearns Asset-Backed Securities Trust
0.331% due 10/25/2036	86	86
0.661% due 09/25/2046	3,489	2,045
1.011% due 11/25/2042	1,147	1,038
1.236% due 02/25/2034	393	330
1.461% due 10/25/2032	490	438
3.186% due 06/25/2043	68	65
Capital Auto Receivables Asset Trust
1.710% due 10/15/2012	399	401
Carrington Mortgage Loan Trust
0.311% due 10/25/2036	89	88
0.311% due 01/25/2037	908	893
0.741% due 10/25/2035	6,500	3,956
CDC Mortgage Capital Trust
1.311% due 01/25/2033	1,549	1,164
Centex Home Equity
0.561% due 01/25/2032	112	94
1.111% due 01/25/2032	1,027	554
Chase Funding Mortgage Loan Asset-Backed Certificates
0.861% due 07/25/2033	61	54
0.901% due 08/25/2032	367	322
0.921% due 11/25/2032	557	477
Chase Issuance Trust
0.300% due 04/15/2013	17,049	17,046
1.010% due 08/17/2015	21,300	21,566
CIT Group Home Equity Loan Trust
0.531% due 06/25/2033	736	676
0.551% due 03/25/2033	189	184
0.911% due 12/25/2031	1,002	507
Citigroup Mortgage Loan Trust, Inc.
0.321% due 05/25/2037	33	31
0.321% due 07/25/2045	867	717
5.764% due 01/25/2037	4,570	2,271
Conseco Finance
0.960% due 08/15/2033	2,896	2,169
1.760% due 05/15/2032	815	609
Conseco Financial Corp.
6.240% due 12/01/2028	2,755	2,733
7.550% due 01/15/2029	305	322
8.000% due 07/15/2018	526	532
8.050% due 10/15/2027	182	192
Countrywide Asset-Backed Certificates
0.311% due 05/25/2037	21	21
0.311% due 07/25/2037	444	430
0.311% due 08/25/2037	839	811
0.311% due 06/25/2047	160	157
0.321% due 06/25/2047	777	763
0.341% due 06/25/2037	112	112
0.371% due 10/25/2046	98	97
0.511% due 04/25/2036	355	316
0.711% due 06/25/2033	484	432
0.731% due 11/25/2033	490	434
0.761% due 09/25/2032	2,634	2,187
1.161% due 10/25/2047	3,641	2,430
Credit Suisse First Boston Mortgage Securities Corp.
0.621% due 05/25/2044	416	410
Credit-Based Asset Servicing & Securitization LLC
0.331% due 01/25/2037	446	181
1.361% due 04/25/2032	386	331
Delta Funding Home Equity Loan Trust
1.080% due 09/15/2029	17	14
Denver Arena Trust
6.940% due 11/15/2019	5,355	5,015
EMC Mortgage Loan Trust
0.631% due 05/25/2040	790	643
Equifirst Mortgage Loan Trust
0.501% due 01/25/2034	373	348
First Plus Home Loan Trust
7.670% due 05/10/2024	399	408
Ford Credit Auto Owner Trust
1.060% due 04/15/2012	31	31
1.680% due 06/15/2012	51,029	51,187
2.790% due 08/15/2013	129	131
Franklin Auto Trust
1.841% due 06/20/2012	1,204	1,206
GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036	96	38
GMAC Mortgage Corp. Loan Trust
0.741% due 01/25/2029	927	674
GSAMP Trust
0.411% due 10/25/2036	10,000	659
0.661% due 02/25/2033	595	423
HSI Asset Securitization Corp. Trust
0.321% due 05/25/2037	248	243
Illinois Student Assistance Commission
0.767% due 04/25/2017	31,000	30,951
IMC Home Equity Loan Trust
6.880% due 11/20/2028	49	48
7.520% due 08/20/2028	77	78
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037	1	1
0.391% due 04/25/2047	10	10
Irwin Home Equity Corp.
1.611% due 02/25/2029	1,018	861
JPMorgan Mortgage Acquisition Corp.
0.321% due 03/25/2047	30	24
0.341% due 08/25/2036	91	30
Lehman ABS Mortgage Loan Trust
0.351% due 06/25/2037	33	14
Lehman XS Trust
0.491% due 06/25/2046 (a)	2,179	218
0.581% due 11/25/2046	2,050	449
Long Beach Mortgage Loan Trust
1.686% due 03/25/2032	2,052	1,333
MASTR Asset-Backed Securities Trust
0.321% due 11/25/2036	20	20
0.391% due 01/25/2036	502	497
0.761% due 12/25/2034 (a)	6,358	4,862
Merrill Lynch First Franklin Mortgage Loan Trust
0.321% due 07/25/2037	10	10
Merrill Lynch Mortgage Investors, Inc.
0.321% due 10/25/2037	1,768	471
0.331% due 07/25/2037	130	130
0.341% due 09/25/2037	299	87
0.621% due 06/25/2035	1,140	916
Mesa Trust Asset-Backed Certificates
1.061% due 12/25/2031	999	804
Mid-State Trust
7.340% due 07/01/2035	809	847
7.400% due 07/01/2035	35	35
7.790% due 07/01/2035	46	46
7.791% due 03/15/2038	1,779	1,710

Morgan Stanley ABS Capital I
1.061% due 07/25/2037	1,075	988
Morgan Stanley Home Equity Loan Trust
0.311% due 12/25/2036	712	695
Morgan Stanley Mortgage Loan Trust
0.621% due 04/25/2037	561	280
5.726% due 10/25/2036	4,944	2,840
5.750% due 04/25/2037	3,368	2,504
6.000% due 07/25/2047	3,915	3,024
Nationstar Home Equity Loan Trust
0.321% due 06/25/2037	185	182
0.381% due 04/25/2037	5	4
Option One Mortgage Loan Trust
0.861% due 01/25/2032	188	169
Park Place Securities, Inc.
0.761% due 07/25/2035	5,000	3,762
0.961% due 10/25/2034	7,500	3,473
Popular ABS Mortgage Pass-Through Trust
0.351% due 01/25/2037	113	112
Renaissance Home Equity Loan Trust
0.621% due 11/25/2034	309	257
0.761% due 12/25/2033	4,409	3,775
1.461% due 08/25/2032	2,057	1,504
Residential Asset Mortgage Products, Inc.
0.331% due 02/25/2037	260	259
Residential Asset Securities Corp.
0.331% due 02/25/2037	786	772
0.761% due 07/25/2032 (a)	1,200	660
0.841% due 06/25/2033	157	78
0.861% due 06/25/2032	106	64
Residential Funding Mortgage Securities II, Inc.
8.350% due 12/25/2024	337	329
8.850% due 03/25/2025	79	78
Residential Mortgage Loan Trust
0.506% due 09/25/2029	161	149
SACO I, Inc.
0.521% due 06/25/2036 (a)	924	355
Salomon Brothers Mortgage Securities VII, Inc.
1.212% due 01/25/2032	382	336
1.236% due 10/25/2028	289	270
6.930% due 08/25/2028	498	482
Saxon Asset Securities Trust
0.601% due 12/26/2034	1,041	948
0.781% due 08/25/2032	2	2
Securitized Asset-Backed Receivables LLC Trust
0.301% due 01/25/2037	261	248
0.321% due 12/25/2036	3,225	1,230
0.391% due 05/25/2037	891	711
SLM Student Loan Trust
0.318% due 10/25/2019	1,214	1,211
0.368% due 07/25/2019	800	793
0.368% due 04/27/2020	3,731	3,706
0.378% due 07/25/2019	5,000	4,945
0.398% due 04/25/2017	162	162
0.458% due 07/25/2023	3,000	2,908
0.518% due 07/27/2015	216	216
0.688% due 10/27/2014	8,220	8,230
0.738% due 01/25/2017	1,100	1,102
1.038% due 01/25/2019	2,200	2,226
1.388% due 10/25/2016	1,848	1,872
1.788% due 04/25/2023	168,681	174,336
Soundview Home Equity Loan Trust
0.321% due 11/25/2036	106	38
Specialty Underwriting & Residential Finance
0.941% due 01/25/2034	289	236
1.061% due 10/25/2035	804	482
Structured Asset Investment Loan Trust
1.111% due 12/25/2034	3,877	2,416
Structured Asset Securities Corp.
0.311% due 10/25/2036	587	584
0.551% due 01/25/2033	18	16
0.661% due 05/25/2034	1,091	999
1.311% due 01/25/2033	748	470
Trapeza CDO I LLC
1.093% due 11/16/2034	1,000	301
Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034	11	11
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	2,855
UPS Capital Business Credit
0.840% due 04/15/2026	120	25
Vanderbilt Mortgage Finance
7.905% due 02/07/2026	40	41

Total Asset-Backed Securities (Cost $549,793)		517,217

SHORT-TERM INSTRUMENTS 1.0%
U.S. TREASURY BILLS 0.7%
0.140% due 01/06/2011 - 06/16/2011 (d)(f)	69,473	69,467

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 0.3%
	3,261,977	32,672

Total Short-Term Instruments (Cost $102,137)		102,139

Total Investments 154.6% (Cost $15,516,668)		$15,498,705
Other Assets and Liabilities (Net) (54.6%)		(5,471,551)

Net Assets 100.0%		$10,027,154

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Interest only security.

(c)	Principal only security.

(d)	Coupon represents a weighted average yield.

(e)	Affiliated to the Portfolio.

(f)	Securities with an aggregate market value of $73,618 has been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(g)	Securities with an aggregate market value of $5,512 and cash of $8,685 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(h)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $76,000 at a weighted average interest rate of 0.180%. On December 31, 2010, there were no open reverse repurchase agreements.

(i)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 1.550% due 03/25/2035	UBS	(1.250%	)	03/25/2035	$1,622	$1,594	$0	$1,594
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	5,000	1,364	0	1,364
BFC Genesee CDO Ltd. 3-Month USD-LIBOR plus 1.650% due 01/10/2041	JPM	(1.450%	)	01/10/2041	2,460	2,381	0	2,381
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	5,000	1,252	0	1,252
CS First Boston Mortgage Securities Corp. 5.300% due 07/15/2037	UBS	(1.080%	)	07/15/2037	10,000	9,979	0	9,979
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	1,816	1,716	0	1,716
First Franklin Mortgage Loan Asset-Backed Certificates 1-Month USD-LIBOR plus 1.950% due 06/25/2034	MLP	(1.900%	)	06/25/2034	1,438	1,301	0	1,301
LB-UBS Commercial Mortgage Trust 5.587% due 09/15/2040	JPM	(1.170%	)	09/15/2040	4,000	2,942	0	2,942
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(1.190%	)	02/25/2034	701	342	0	342
Merrill Lynch Mortgage Trust 5.244% due 11/12/2037	JPM	(1.150%	)	11/12/2037	4,000	2,818	0	2,818
Merrill Lynch Mortgage Trust 5.523% due 06/12/2043	UBS	(1.080%	)	06/12/2043	10,000	9,072	0	9,072
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(1.390%	)	12/27/2033	694	307	0	307
Novastar Home Equity Loan 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	(3.950%	)	09/25/2034	2,725	2,584	0	2,584
Octagon Investment Partners X Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	JPM	(1.850%	)	10/18/2020	1,000	157	0	157
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	590	0	590
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	730	534	0	534
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	1,500	426	0	426

						$39,359	$0	$39,359

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	1.050%	07/25/2034	$3,707	$(1,101)	$(927)	$(174)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%	01/25/2035	5,152	(3,555)	(3,504)	(51)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%	09/25/2034	7,500	(3,064)	(2,550)	(514)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%	09/25/2034	6,960	(2,003)	(2,158)	155
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%	08/25/2034	6,500	(2,400)	(2,145)	(255)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%	06/25/2035	8,000	(2,585)	(2,400)	(185)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%	07/25/2035	7,000	(2,659)	(2,450)	(209)
GSAMP Trust 1-Month USD-LIBOR plus 0.490% due 09/25/2035	GSC	0.490%	09/25/2035	9,000	(3,421)	(3,150)	(271)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	1.050%	10/25/2034	6,121	(3,034)	(1,959)	(1,075)
MASTR Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.500% due 12/25/2034	GSC	0.500%	12/25/2034	1,142	(227)	(320)	93
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%	06/25/2035	7,500	(2,681)	(2,550)	(131)
Option One Mortgage Loan Trust 1-Month USD-LIBOR plus 0.520% due 02/25/2035	GSC	0.520%	02/25/2035	4,807	(1,936)	(2,163)	227
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%	10/25/2034	7,500	(2,426)	(2,250)	(176)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%	12/25/2034	5,000	(1,893)	(1,600)	(293)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%	11/25/2034	5,853	(1,913)	(1,639)	(274)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%	09/25/2036	7,500	(5,097)	(3,375)	(1,722)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.800% due 10/25/2035	GSC	0.800%	10/25/2035	3,217	(1,276)	(1,448)	172
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%	04/25/2035	5,000	(2,514)	(2,750)	236
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%	09/25/2035	13,000	(5,581)	(7,150)	1,569
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.510% due 08/25/2035	GSC	0.510%	08/25/2035	9,000	(7,462)	(6,750)	(712)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.650% due 09/25/2034	GSC	0.650%	09/25/2034	2,026	(950)	(810)	(140)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%	04/25/2034	545	(278)	(218)	(60)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%	11/25/2034	2,083	(1,868)	(1,957)	89
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%	04/25/2034	2,228	(591)	(779)	188

					$(60,515)	$(57,002)	$(3,513)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
CMBX.NA.AAA.3 Index	BCLY	(0.080%	)	12/13/2049	$12,000	$481	$1,080	$(599)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051	44,600	1,851	8,024	(6,173)
CMBX.NA.AAA.4 Index	CITI	(0.350%	)	02/17/2051	47,050	1,953	3,012	(1,059)
CMBX.NA.AAA.4 Index	DUB	(0.350%	)	02/17/2051	9,000	374	1,575	(1,201)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051	29,000	1,204	3,089	(1,885)
CMBX.NA.AAA.4 Index	JPM	(0.350%	)	02/17/2051	62,000	2,572	11,351	(8,779)
CMBX.NA.AAA.4 Index	MSC	(0.350%	)	02/17/2051	69,000	2,864	6,274	(3,410)
CMBX.NA.AAA.4 Index	RBS	(0.350%	)	02/17/2051	1,000	41	157	(116)
CMBX.NA.AAA.4 Index	UBS	(0.350%	)	02/17/2051	8,000	332	880	(548)
CMBX.NA.AAA.5 Index	GSC	(0.350%	)	02/15/2051	19,500	838	3,656	(2,818)

						$12,510	$39,098	$(26,588)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
ABX.HE.A.06-1 Index	BCLY	0.540%	07/25/2045	$7,541	$(5,742)	$(207)	$(5,535)
ABX.HE.A.06-2 Index	CSFB	0.440%	05/25/2046	8,458	(7,869)	(4,694)	(3,175)
ABX.HE.A.06-2 Index	UBS	0.440%	05/25/2046	677	(625)	(349)	(276)
CMBX.NA.BBB-.1 Index	DUB	1.340%	10/12/2052	8,000	(5,678)	80	(5,758)

					$(19,914)	$(5,170)	$(14,744)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	01/01/2041	$1,153,000	$1,110,388	$1,101,475
Fannie Mae	4.500%	01/01/2026	56,000	58,625	58,721
Fannie Mae	4.500%	01/01/2041	210,000	215,887	215,611
Fannie Mae	4.500%	02/01/2041	50,600	51,546	51,810
Fannie Mae	5.000%	01/01/2026	12,000	12,681	12,733
Fannie Mae	5.500%	01/01/2041	67,000	71,554	71,690
Fannie Mae	6.000%	01/01/2019	26,000	28,271	28,243
Fannie Mae	6.000%	02/01/2035	39,000	42,248	42,321
Fannie Mae	6.500%	01/01/2041	2,000	2,210	2,223
Freddie Mac	4.500%	01/01/2041	85,000	86,156	87,125
Freddie Mac	5.500%	01/01/2041	85,000	89,941	90,591
Freddie Mac	6.000%	01/01/2041	180,000	194,428	194,991
Ginnie Mae	4.500%	01/01/2041	791,000	826,257	821,404

				$2,790,192	$2,778,938

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$1,853	$0	$1,853
Municipal Bonds & Notes
Texas	0	627	0	627
U.S. Government Agencies	0	13,555,604	325,531	13,881,135
U.S. Treasury Obligations	0	2,383	0	2,383
Mortgage-Backed Securities	0	662,952	330,399	993,351
Asset-Backed Securities	0	515,405	1,812	517,217
Short-Term Instruments
U.S. Treasury Bills	0	69,467	0	69,467
PIMCO Short-Term Floating NAV Portfolio	32,672	0	0	32,672
	$32,672	$14,808,291	$657,742	$15,498,705

Short Sales, at value	$0	$(2,778,938)	$0	$(2,778,938)

Financial Derivative Instruments (7) – Assets
Credit Contracts	$0	$30,857	$11,231	$42,088

Financial Derivative Instruments (7) – Liabilities
Credit Contracts	0	(47,574)	0	(47,574)

Totals	$32,672	$12,012,636	$668,973	$12,714,281

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
U.S. Government Agencies	$11,129	$320,371	$(4,302)	$(3)	$89	$(1,753)	$0	$0	$325,531	$(1,681)
Mortgage-Backed Securities	216,528	149,889	(18,025)	1,349	550	(954)	0	(18,938)	330,399	(972)
Asset-Backed Securities	652	0	(229)	2	5	60	1,347	(25)	1,812	216

	$228,309	$470,260	$(22,556)	$1,348	$644	$(2,647)	$1,347	$(18,963)	$657,742	$(2,437)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$9,070	$0	$0	$0	$0	$(7,228)	$9,979	$(590)	$11,231	$(690)

Totals	$237,379	$470,260	$(22,556)	$1,348	$644	$(9,875)	$11,326	$(19,553)	$668,973	$(3,127)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Municipal Sector Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 108.8%
ALABAMA 0.1%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$524

ALASKA 0.3%
Matanuska-Susitna, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,121

ARIZONA 2.4%
Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,000	1,003
Arizona State Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series 2010
7.820% due 01/01/2038	5,000	4,927
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2009
5.000% due 01/01/2039	10,000	9,910
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	1,000	1,008

		16,848

ARKANSAS 0.2%
North Little Rock, Arkansas Health Facilities Board Revenue Bonds, Series 1996
5.750% due 12/01/2021	1,000	1,069

CALIFORNIA 25.4%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2010
7.046% due 12/01/2044	1,500	1,466
Alhambra, California Unified School District General Obligation Bonds, (AGC Insured), Series 2009
5.500% due 08/01/2033	5,000	4,861
Anaheim, California Public Financing Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 09/01/2022	2,000	1,001
0.000% due 09/01/2035	5,000	856
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	1,500	1,503
California State Bay Area Toll Authority Revenue Bonds, Series 2008
5.000% due 04/01/2034	5,000	4,833
California State Desert Community College District General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/01/2037	2,000	1,882
California State East Bay Municipal Utility District Revenue Bonds, Series 2010
5.874% due 06/01/2040	385	377
California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	500	445
California State Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 10/01/2039	10,000	9,954
California State General Obligation Bonds, Series 2005
5.050% due 12/01/2036	4,970	4,443
California State General Obligation Bonds, Series 2007
4.875% due 12/01/2033	250	223
California State General Obligation Bonds, Series 2009
7.550% due 04/01/2039	1,000	1,038
California State General Obligation Bonds, Series 2010
7.600% due 11/01/2040	3,000	3,127
California State Health Facilities Financing Authority Revenue Bonds, (NPFGC/IBC Insured), Series 2007
5.000% due 11/15/2042	6,900	6,016
California State Imperial Community College District General Obligation Bonds, (SGI Insured), Series 2006
0.000% due 08/01/2030	1,000	252
California State Palomar Pomerado Health General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2019	6,435	4,151
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	2,300	2,246
Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/01/2026	1,035	394
Dublin, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2024	410	179
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	4,600	2,788
5.750% due 06/01/2047	1,720	1,160
Grossmont, California Union High School District General Obligation Bonds, (AGM Insured), Series 2009
5.250% due 08/01/2033	6,950	6,886
Hawthorne, California School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2020	315	187
Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2019	300	194
Huntington Beach, California Union High School District General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2005
0.000% due 08/01/2030	5,000	1,338
Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	986
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.735% due 06/01/2039	5,000	4,761
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, Series 2010
7.618% due 08/01/2040	2,000	1,963
Los Angeles, California Community College District General Obligation Bonds, (AGM Insured), Series 2006
5.000% due 08/01/2031	500	492
Los Angeles, California Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,209
5.000% due 08/01/2032	7,200	7,005
Los Angeles, California Community College District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	17,000	16,398
Los Angeles, California Department of Airports Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	252
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2039	3,900	3,796
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.000% due 07/01/2026	2,350	2,427
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,080
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.813% due 06/01/2040	2,000	1,858
Poway, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2021	2,500	1,409
0.000% due 08/01/2027	2,500	872
Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2027	1,000	334
San Bernardino, California Community College District General Obligation Bonds, (AGM Insured), Series 2006
5.000% due 08/01/2031	3,000	2,969
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2010
6.628% due 07/01/2040	2,000	1,916
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	926
San Diego, California Unified School District General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 07/01/2027	4,000	3,787
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (AGM Insured), Series 2006
4.750% due 11/01/2036	5,635	5,071
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	271
Santa Margarita-Dana, California Point Authority Revenue Bonds, Series 2009
5.125% due 08/01/2038	5,000	5,001
Santa Monica-Malibu, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2022	5,000	2,609
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	3,150	2,945
Southern California State Metropolitan Water District Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 10/01/2036	500	500

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.000% due 01/01/2039	15,350	15,304
Southern California State Public Power Authority Revenue Bonds, Series 2010
5.921% due 07/01/2035	5,000	4,671
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	70
5.125% due 06/01/2046	9,500	5,911
University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 05/15/2031	1,000	911
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2038	4,000	3,872
University of California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,046
West Contra Costa, California Unified School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	5,000	2,560
Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025	3,000	1,309

		174,291

COLORADO 4.1%
Arapahoe County, Colorado School District No. 5 Cherry Creek General Obligation Bonds, Series 2009
5.000% due 12/15/2028	10,210	10,631
Boulder, Larimer & Weld Counties, Colorado St. Vrain Valley School District General Obligation Bonds, Series 2009
5.000% due 12/15/2033	3,100	3,148
Colorado State Certificates of Participation Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2030	7,750	7,531
Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,038
Colorado State Water Resources & Power Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.250% due 12/01/2038	500	501
Gunnison, Colorado Watershed School District No. Re1J General Obligation Bonds, Series 2009
5.250% due 12/01/2033	1,500	1,540
University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,532

		27,921

DISTRICT OF COLUMBIA 2.2%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,323
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	4,500	4,699

		15,022

FLORIDA 2.9%
Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,150	1,157
Florida State Board of Education General Obligation Bonds, Series 2008
4.750% due 06/01/2037	5,910	5,653
5.000% due 06/01/2035	1,655	1,648
Florida State Board of Education General Obligation Bonds, Series 2010
4.000% due 01/01/2026	10	9
Florida State JEA Water & Sewer System Revenue Bonds, Series 2009
5.500% due 10/01/2039	5,000	5,048
Miami-Dade County, Florida Revenue Bonds, (AGC Insured), Series 2008
5.250% due 10/01/2033	1,000	914
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	4,000	3,687
Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
3.676% due 10/01/2021	2,000	1,808

		19,924

GEORGIA 0.7%
Atlanta, Georgia Revenue Bonds, Series 2010
5.000% due 01/01/2040	3,500	3,258
Macon-Bibb County, Georgia Hospital Authority Revenue Bonds, Series 2009
5.000% due 08/01/2032	1,950	1,851

		5,109

HAWAII 0.3%
University of Hawaii Revenue Bonds, Series 2009
5.250% due 10/01/2034	2,000	2,029

ILLINOIS 9.7%
Boone, McHenry & Dekalb Counties, Illinois Community Unit School Dist No. 100 General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 12/01/2019	5,195	3,440
0.000% due 12/01/2020	6,550	4,047
Chicago, Illinois Airport Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,141
Chicago, Illinois Airport Revenue Bonds, Series 2010
6.845% due 01/01/2038	2,000	1,916
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	656
Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2023	1,555	1,612
Chicago, Illinois General Obligation Bonds, Series 2009
5.000% due 01/01/2034	4,210	3,756
Illinois State Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	765	753
Illinois State Facilities Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,033
Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037	15,000	15,407
5.750% due 07/01/2033	10,800	11,356
Illinois State Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,501
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	8,966
Peoria, Illinois Public Building Commission Revenue Bonds, (AGC Insured), Series 2009
0.000% due 12/01/2019	4,000	2,633
0.000% due 12/01/2020	3,000	1,830

		66,047

KENTUCKY 0.4%
Paducah, Kentucky Revenue Bonds, (AGC Insured), Series 2009
5.250% due 10/01/2035	3,000	2,979

LOUISIANA 0.8%
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	5,500	5,262

MARYLAND 1.0%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,518
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,199
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 05/15/2040	3,000	2,954

		6,671

MASSACHUSETTS 7.1%
Massachusetts State General Obligation Bonds, (AGM Insured), Series 2006
2.052% due 11/01/2019	2,000	1,829
Massachusetts State Housing Finance Agency Revenue Bonds, Series 2003
5.000% due 06/01/2034	5,000	4,905
Massachusetts State Revenue Bonds, (AGM Insured), Series 2005
3.136% due 06/01/2020	10,180	9,704
3.236% due 06/01/2022	10,775	10,204
Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2006
3.011% due 08/01/2023	19,700	17,273
Massachusetts State Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2039	5,000	4,985

		48,900

MICHIGAN 1.9%
Detroit, Michigan Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	5,125	4,703
Michigan State Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2005
4.875% due 03/01/2030	7,270	6,271
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,005

		12,979

MINNESOTA 1.0%
Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2010
5.250% due 08/15/2035	1,000	952
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	5,000	4,963

St. Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	850	818

		6,733

MISSOURI 0.8%
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2008
5.375% due 03/15/2039	5,180	5,340
Missouri State Housing Development Commission Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
4.750% due 09/01/2032	215	190

		5,530

NEBRASKA 0.8%
Nebraska State Municipal Energy Agency Revenue Bonds, (BHAC Insured), Series 2010
8.470% due 04/01/2039	5,000	5,155

NEW JERSEY 2.9%
New Jersey State Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	5,500	5,733
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
4.750% due 06/01/2034	7,000	4,254
5.000% due 06/01/2029	100	74
5.000% due 06/01/2041	6,700	3,994
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,500	2,515
New Jersey State Turnpike Authority Revenue Bonds, Series 2010
7.102% due 01/01/2041	3,000	3,254

		19,824

NEW YORK 9.9%
Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	2,000	1,943
Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,000	989
Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
1.818% due 09/01/2015	13,750	13,456
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2004
5.000% due 06/15/2039	500	498
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	4,000	3,865
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	5,000	5,044
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.250% due 01/15/2030	10,000	10,237
5.375% due 01/15/2034	1,905	1,949
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 07/01/2035	1,830	1,843
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	2,000	1,994
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	1,660	1,655
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
15.777% due 06/15/2026	2,340	3,065
New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC Insured), Series 2004
5.125% due 05/01/2034	2,500	2,435
New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC/FGIC Insured), Series 2001
5.000% due 08/01/2036	7,310	7,094
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2038	2,500	2,500
5.750% due 11/01/2030	2,300	2,413
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,750	1,913
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	5,000	5,093

		67,986

NORTH CAROLINA 0.5%
North Carolina State Medical Care Commission Revenue Bonds, Series 2010
5.000% due 06/01/2034	1,500	1,436
5.000% due 11/01/2043	2,500	2,244

		3,680

OHIO 2.7%
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.449% due 02/15/2044	250	244
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
8.084% due 02/15/2050	7,200	7,672
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	136
5.875% due 06/01/2030	500	363
5.875% due 06/01/2047	5,900	3,891
6.000% due 06/01/2042	4,900	3,351
6.500% due 06/01/2047	1,000	725
Ohio State Water Development Authority Revenue Bonds, Series 2010
4.917% due 06/01/2042	2,500	2,280

		18,662

OREGON 1.5%
Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2028	8,750	9,017
Oregon State Facilities Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,000	957

		9,974

PENNSYLVANIA 1.2%
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2009
5.500% due 11/01/2031	2,000	2,038
Bucks County, Pennsylvania Centennial School District General Obligation Bonds, (AGM Insured), Series 2009
5.125% due 12/15/2032	3,250	3,306
Pennsylvania State Turnpike Commission Revenue Bonds, (AGC Insured), Series 2009
5.000% due 06/01/2039	3,000	2,946

		8,290

PUERTO RICO 0.1%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	800	40
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2010
5.375% due 08/01/2038	1,000	946

		986

RHODE ISLAND 0.2%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,273

SOUTH CAROLINA 2.3%
South Carolina State Public Service Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	8,530	8,957
South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	6,000	6,984

		15,941

TENNESSEE 1.6%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	2,900	2,821
Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2024	3,500	3,297
5.000% due 02/01/2025	3,000	2,790
5.000% due 02/01/2027	2,000	1,809

		10,717

TEXAS 20.5%
Comal, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2007
5.000% due 02/01/2036	2,200	2,205
Conroe, Texas Independent School District General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,246
Denton, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2006
0.000% due 08/15/2025	5,800	2,845
El Paso, Texas General Obligation Bonds, Series 2009
5.500% due 08/15/2034	2,000	2,100
Ennis, Texas Independent School District 903 General Obligation Bonds, (PSF/GTD Insured), Series 2006
0.000% due 08/15/2033	9,155	3,119
Frisco, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2002
0.000% due 08/15/2034	20,000	5,429
Harris County, Texas Revenue Bonds, Series 2009
5.000% due 08/15/2038	10,000	9,881

Harrison County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2010
5.250% due 07/01/2028	1,500	1,375
Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	410	387
Houston, Texas Revenue Bonds, (AGC Insured), Series 2009
5.125% due 11/15/2032	5,595	5,665
5.250% due 11/15/2033	5,000	5,088
Lancaster, Texas Independent School District General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 02/15/2024	2,250	1,158
North Central Texas State Health Facility Development Corp. Revenue Bonds, Series 2009
5.750% due 08/15/2039	2,500	2,544
North Texas State Tollway Authority Revenue Bonds, Series 2008
5.750% due 01/01/2033	1,250	1,180
Round Rock, Texas Independent School District General Obligation Bonds, Series 2009
5.250% due 08/01/2034	10,000	10,340
San Antonio, Texas Utilities Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 02/01/2030	7,070	7,111
San Antonio, Texas Water Revenue Bonds, (NPFGC Insured), Series 2005
4.750% due 05/15/2038	25,000	23,366
San Antonio, Texas Water System Revenue Bonds, Series 2009
5.250% due 05/15/2034	13,790	14,083
Spring, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2009
5.000% due 08/15/2034	9,500	9,747
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,578
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.253% due 02/15/2031	300	334
Texas State McLennan County Junior College District General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/15/2032	810	814
Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,525	1,596
Texas State SA Energy Acquisition Public Facility Corp. Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	1,996
Texas State Tarrant Regional Water District Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
4.750% due 03/01/2029	5,000	5,000
Tyler, Texas Independent School District General Obligation Bonds, Series 2009
5.000% due 02/15/2034	3,000	3,014
University of Texas Revenue Bonds, Series 2006
4.750% due 08/15/2028	6,020	6,135

		140,336

VIRGINIA 0.3%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,033
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	700	773

		1,806

WASHINGTON 2.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,320	1,224
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,585
Washington State Central Puget Sound Regional Transportation Authority Revenue Bonds, Series 2007
5.000% due 11/01/2036	680	674
Washington State Certificate of Participation Bonds, Series 2009
5.400% due 01/01/2028	370	378
5.500% due 01/01/2029	370	379
Washington State Convention Center Public Facilities District Revenue Bonds, Series 2010
6.790% due 07/01/2040	1,000	978
Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2026	10,480	4,697
Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,695

		13,610

WEST VIRGINIA 0.5%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,940	3,432

WISCONSIN 0.5%
Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	200	183
Wisconsin State Revenue Bonds, Series 2009
5.750% due 05/01/2033	2,750	2,904

		3,087

Total Municipal Bonds & Notes (Cost $730,109)		744,718

SHORT-TERM INSTRUMENTS 0.6%
REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/03/2011	3,981	3,981

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $4,063. Repurchase proceeds are $3,981.)
Total Short-Term Instruments (Cost $3,981)		3,981

Total Investments 109.4% (Cost $734,090)		$748,699
Other Assets and Liabilities (Net) (9.4%)		(64,503)

Net Assets 100.0%		$684,196

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Municipal Bonds & Notes
Alabama	$0	$524	$0	$524
Alaska	0	2,121	0	2,121
Arizona	0	16,848	0	16,848
Arkansas	0	1,069	0	1,069
California	0	174,291	0	174,291
Colorado	0	27,921	0	27,921
District of Columbia	0	15,022	0	15,022
Florida	0	19,924	0	19,924
Georgia	0	5,109	0	5,109
Hawaii	0	2,029	0	2,029
Illinois	0	66,047	0	66,047
Kentucky	0	2,979	0	2,979
Louisiana	0	5,262	0	5,262
Maryland	0	6,671	0	6,671
Massachusetts	0	48,900	0	48,900
Michigan	0	12,979	0	12,979
Minnesota	0	6,733	0	6,733
Missouri	0	5,530	0	5,530
Nebraska	0	5,155	0	5,155
New Jersey	0	19,824	0	19,824
New York	0	67,986	0	67,986
North Carolina	0	3,680	0	3,680
Ohio	0	18,662	0	18,662
Oregon	0	9,974	0	9,974
Pennsylvania	0	8,290	0	8,290
Puerto Rico	0	986	0	986
Rhode Island	0	1,273	0	1,273
South Carolina	0	15,941	0	15,941
Tennessee	0	10,717	0	10,717
Texas	0	140,336	0	140,336
Virginia	0	1,806	0	1,806
Washington	0	13,610	0	13,610
West Virginia	0	3,432	0	3,432
Wisconsin	0	3,087	0	3,087
Short-Term Instruments
Repurchase Agreements	0	3,981	0	3,981
	$0	$748,699	$0	$748,699

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

Schedule of Investments

PIMCO Real Return Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.1%
International Lease Finance Corp.
6.750% due 03/17/2015		$1,500	$1,528

Total Bank Loan Obligations (Cost $1,475)			1,528

CORPORATE BONDS & NOTES 2.0%
BANKING & FINANCE 1.5%
Commonwealth Bank of Australia
0.803% due 06/25/2014		3,800	3,821
Dexia Credit Local S.A.
0.703% due 03/05/2013		8,400	8,377
GATX Financial Corp.
5.800% due 03/01/2016		1,000	1,082
Prudential Financial, Inc.
3.090% due 06/10/2013		1,400	1,405
SLM Corp.
2.943% due 04/01/2014		200	183
3.143% due 03/01/2014		2,824	2,590
3.144% due 02/12/2016		1,140	927
Vita Capital III Ltd.
1.423% due 01/01/2012		600	596

			18,981

INDUSTRIALS 0.5%
EOG Resources, Inc.
1.034% due 02/03/2014		7,100	7,113

Total Corporate Bonds & Notes (Cost $25,726)			26,094

MUNICIPAL BONDS & NOTES 0.0%
WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047		495	344

Total Municipal Bonds & Notes (Cost $475)			344

U.S. TREASURY OBLIGATIONS 98.9%
Treasury Inflation Protected Securities (a)
0.625% due 04/15/2013		931	960
1.250% due 07/15/2020 (c)(f)		51,798	53,109
1.375% due 07/15/2018		8,824	9,311
1.375% due 01/15/2020		44,603	46,415
1.625% due 01/15/2015		38,842	41,466
1.750% due 01/15/2028		13,154	13,424
1.875% due 07/15/2013		43,449	46,364
1.875% due 07/15/2015 (c)(f)		75,079	81,425
1.875% due 07/15/2019		56,236	61,222
2.000% due 04/15/2012		57,772	59,916
2.000% due 01/15/2014		56,580	60,797
2.000% due 07/15/2014		60,568	65,532
2.000% due 01/15/2016		2,237	2,439
2.000% due 01/15/2026		15,295	16,279
2.125% due 01/15/2019		14,669	16,253
2.125% due 02/15/2040		21,250	22,575
2.375% due 04/15/2011		4,848	4,895
2.375% due 01/15/2017 (c)		56,179	62,675
2.375% due 01/15/2025		77,671	86,628
2.375% due 01/15/2027		17,429	19,412
2.500% due 07/15/2016		61,883	69,531
2.500% due 01/15/2029 (f)		45,638	51,927
2.625% due 07/15/2017		44,322	50,496
3.000% due 07/15/2012		35,118	37,330
3.375% due 01/15/2012		72,796	76,146
3.375% due 04/15/2032		22,179	28,734
3.625% due 04/15/2028 (f)		82,597	106,879
3.875% due 04/15/2029 (f)		80,222	107,842

Total U.S. Treasury Obligations (Cost $1,295,024)			1,299,982

MORTGAGE-BACKED SECURITIES 0.3%
Arkle Master Issuer PLC
1.434% due 05/17/2060		3,300	3,282

Total Mortgage-Backed Securities (Cost $3,300)			3,282

ASSET-BACKED SECURITIES 0.4%
Globaldrive BV
3.000% due 07/20/2015	EUR	4,094	5,486

Total Asset-Backed Securities (Cost $5,661)			5,486

SOVEREIGN ISSUES 2.0%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	400	395
3.000% due 09/20/2025		1,000	1,092
4.000% due 08/20/2020		9,500	15,731
Canada Government International CPI Linked Bond
4.250% due 12/01/2021	CAD	1,555	2,104
Canada Housing Trust No. 1
2.450% due 12/15/2015		5,000	4,976
Export-Import Bank of Korea
0.523% due 10/04/2011		$1,300	1,301

Total Sovereign Issues (Cost $23,169)			25,599

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		400	400

Total Convertible Preferred Securities (Cost $400)			400

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.4%
REPURCHASE AGREEMENTS 0.2%
Morgan Stanley
0.290% due 01/03/2011		$500	500
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.375% due 11/15/2019 valued at $513. Repurchase proceeds are $500.)
State Street Bank and Trust Co.
0.010% due 01/03/2011		2,144	2,144
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $2,192. Repurchase proceeds are $2,144.)

			2,644

U.S. TREASURY BILLS 0.0%
0.180% due 06/09/2011 (d)		270	270

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 2.2%
		2,809,874	28,144

Total Short-Term Instruments (Cost $31,057)			31,058

Total Investments 106.1% (Cost $1,386,287)			$1,393,773
Written Options (h) (0.1%) (Premiums $651)			(864)
Other Assets and Liabilities (Net) (6.0%)			(78,759)

Net Assets 100.0%			$1,314,150

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Principal amount of security is adjusted for inflation.

(b)	Affiliated to the Portfolio.

(c)	Securities with an aggregate market value of $1,433 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(d)	Securities with an aggregate market value of $270 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $34,577 at a weighted average interest rate of 0.185%. On December 31, 2010, there were no open reverse repurchase agreements.

(f)	Securities with an aggregate market value of $626 and cash of $27 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2011	245	$14
90-Day Eurodollar March Futures	Long	03/2011	519	73
90-Day Eurodollar March Futures	Long	03/2012	101	(27)

				$60

(g)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.562%	$1,000	$23	$0	$23

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	BOA	0.250%		06/20/2015	1.003%	$2,400	$(77)	$(46)	$(31)
France Government Bond	CITI	0.250%		06/20/2015	1.003%	5,000	(161)	(106)	(55)
General Electric Capital Corp.	BOA	1.000%		03/20/2011	0.520%	1,300	1	(9)	10
JPMorgan Chase & Co.	HSBC	1.000%		09/20/2011	0.250%	2,700	16	12	4
JPMorgan Chase & Co.	UBS	1.000%		09/20/2011	0.250%	2,300	14	10	4
Republic of Italy Government Bond	BOA	1.000%		06/20/2011	1.562%	200	(1)	(3)	2
Republic of Italy Government Bond	DUB	1.000%		06/20/2015	2.338%	500	(27)	(12)	(15)
Republic of Italy Government Bond	RBS	1.000%		06/20/2015	2.338%	600	(32)	(14)	(18)
United Kingdom Gilt	BOA	1.000%		06/20/2015	0.666%	1,300	20	16	4
United Kingdom Gilt	DUB	1.000%		06/20/2015	0.666%	2,000	29	24	5
United Kingdom Gilt	GSC	1.000%		06/20/2015	0.666%	8,300	123	91	32

							$(95)	$(37)	$(58)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS	EUR	5,400	$253	$0	$253
Pay	1-Month GBP-United Kingdom RPI Index	3.450%	09/15/2012	DUB	GBP	900	(8)	0	(8)

							$245	$0	$245

(h)	Written options outstanding on December 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$38,500	$328	$522

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$2,300	$19	$23
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020	12,000	108	120
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	2,800	36	28
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	10/13/2020	16,300	160	171

						$323	$342

(i)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,588	01/2011	CSFB	$455	$0	$455
Buy	CAD	2,910	02/2011	BOA	52	0	52
Buy		2,334	02/2011	CITI	22	0	22
Sell		2,512	02/2011	DUB	0	(30)	(30)
Buy		2,476	02/2011	UBS	31	0	31
Sell	EUR	2,190	01/2011	BOA	0	(46)	(46)
Buy		806	01/2011	CITI	0	(43)	(43)
Sell		8,662	01/2011	CITI	115	(20)	95
Sell		1,488	01/2011	CSFB	0	(21)	(21)
Buy		839	01/2011	DUB	0	(45)	(45)
Sell		3,470	01/2011	RBC	0	(22)	(22)
Sell		1,830	01/2011	UBS	0	(26)	(26)
Sell	JPY	60,243	01/2011	GSC	0	(26)	(26)
Sell		35,858	01/2011	RBC	0	(16)	(16)
Sell		71,716	01/2011	RBS	0	(30)	(30)
Buy	KRW	114,400	05/2011	BCLY	0	(2)	(2)
Buy		1,117,700	05/2011	CITI	0	(15)	(15)
Buy		92,181	05/2011	GSC	0	0	0
Buy		216,000	05/2011	HSBC	0	(3)	(3)
Buy		498,500	05/2011	JPM	0	(3)	(3)
Buy		434,000	05/2011	RBS	0	(3)	(3)
Buy	SGD	2,099	02/2011	CITI	30	0	30
Buy		2,812	02/2011	UBS	37	0	37

					$742	$(351)	$391

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Bank Loan Obligations	$0	$1,528	$0	$1,528
Corporate Bonds & Notes
Banking & Finance	0	18,385	596	18,981
Industrials	0	7,113	0	7,113
Municipal Bonds & Notes
West Virginia	0	344	0	344
U.S. Treasury Obligations	0	1,299,982	0	1,299,982
Mortgage-Backed Securities	0	3,282	0	3,282
Asset-Backed Securities	0	5,486	0	5,486
Sovereign Issues	0	25,599	0	25,599
Convertible Preferred Securities
Banking & Finance	400	0	0	400
Short-Term Instruments
Repurchase Agreements	0	2,644	0	2,644
U.S. Treasury Bills	0	270	0	270
PIMCO Short-Term Floating NAV Portfolio	28,144	0	0	28,144
	$28,544	$1,364,633	$596	$1,393,773

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	84	0	84
Foreign Exchange Contracts	0	742	0	742
Interest Rate Contracts	87	253	0	340
	$87	$1,079	$0	$1,166

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(119)	0	(119)
Foreign Exchange Contracts	0	(351)	0	(351)
Interest Rate Contracts	(27)	(530)	(342)	(899)

	$(27)	$(1,000)	$(342)	$(1,369)

Totals	$28,604	$1,364,712	$254	$1,393,570

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$0	$0	$0	$0	$596	$0	$596	$0
Asset-Backed Securities	924	0	(950)	1	(1)	26	0	0	0	0

	$924	$0	$(950)	$1	$(1)	$26	$596	$0	$596	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(41)	$0	$(303)	$0	$0	$2	$0	$0	$(342)	$(20)

Totals	$883	$0	$(1,253)	$1	$(1)	$28	$596	$0	$254	$(20)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO Short-Term Floating NAV Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 17.2%
BANKING & FINANCE 16.8%
American Express Bank FSB
1.244% due 12/09/2011	$3,955	$3,994
3.150% due 12/09/2011	51,400	52,719
American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	7,355	7,320
American International Group, Inc.
5.375% due 10/18/2011	4,000	4,133
ANZ National International Ltd.
3.250% due 04/02/2012	3,000	3,087
Australia & New Zealand Banking Group Ltd.
3.200% due 12/15/2011	12,000	12,285
Banco Bilbao Vizcaya Argentaria Puerto Rico
0.284% due 05/25/2012	300	300
Bank of America Corp.
0.386% due 08/15/2011	25,985	25,963
0.588% due 04/30/2012	4,500	4,521
1.021% due 12/02/2011	33,300	33,560
5.375% due 08/15/2011	12,782	13,141
7.125% due 10/15/2011	2,635	2,763
Bank of the West
2.150% due 03/27/2012	49,295	50,257
Barclays Bank PLC
1.029% due 01/13/2012	1,600	1,610
1.211% due 12/19/2011	209,000	210,665
1.316% due 12/05/2011	59,200	59,677
Citibank N.A.
0.289% due 07/12/2011	38,340	38,352
1.250% due 09/22/2011	6,000	6,044
1.375% due 08/10/2011	244,600	246,117
1.500% due 07/12/2011	47,910	48,228
1.875% due 05/07/2012	140,150	142,588
1.875% due 06/04/2012	66,000	67,181
Citigroup Funding, Inc.
0.206% due 05/05/2011	81,145	81,156
0.618% due 04/30/2012	15,000	15,081
1.250% due 06/03/2011	37,105	37,267
1.375% due 05/05/2011	180,695	181,408
2.000% due 03/30/2012	117,000	118,947
Citigroup, Inc.
0.374% due 05/18/2011	339,026	338,897
2.125% due 04/30/2012	55,000	56,134
2.875% due 12/09/2011	3,180	3,254
5.100% due 09/29/2011	122,731	126,602
6.500% due 01/18/2011	49,072	49,173
Commonwealth Bank of Australia
2.400% due 01/12/2012	1,500	1,526
Danske Bank A/S
2.500% due 05/10/2012	18,000	18,445
Dexia Credit Local S.A.
0.384% due 09/21/2011	100,000	100,204
0.539% due 01/12/2012	29,100	28,990
0.953% due 09/23/2011	27,950	28,029
1.875% due 09/30/2011	1,000	1,001
2.375% due 09/23/2011	168,150	169,836
Dexia Municipal Agency S.A.
5.125% due 01/17/2012	75,810	78,794
General Electric Capital Corp.
0.358% due 04/24/2012	39,000	39,070
0.603% due 06/08/2012	85,040	85,645
1.232% due 12/09/2011	2,500	2,523
1.625% due 01/07/2011	42,003	42,005
1.800% due 03/11/2011	241,433	242,151
2.200% due 06/08/2012	74,100	75,786
2.250% due 03/12/2012	394,715	403,186
3.000% due 12/09/2011	167,650	171,720
Goldman Sachs Group, Inc.
0.506% due 08/05/2011	109,599	109,611
1.066% due 12/05/2011	46,500	46,875
1.625% due 07/15/2011	6,300	6,346
1.700% due 03/15/2011	416	417
HSBC Bank PLC
6.950% due 03/15/2011	4,500	4,554
HSBC Finance Corp.
0.496% due 08/09/2011	196,158	195,996
5.000% due 04/15/2011	5,000	5,046
5.500% due 04/15/2011	1,146	1,158
5.700% due 06/01/2011	139,278	141,990
6.375% due 10/15/2011	134,899	140,660
6.750% due 05/15/2011	98,101	100,241
HSBC USA, Inc.
1.161% due 12/19/2011	10,400	10,497
3.125% due 12/16/2011	36,909	37,870
ING Bank NV
2.625% due 02/09/2012	46,900	47,929
International Bank for Reconstruction & Development
0.478% due 03/04/2011	29,462	29,478
JPMorgan Chase & Co.
0.364% due 02/23/2011	7,775	7,777
0.420% due 04/01/2011	6,666	6,670
1.021% due 12/02/2011	117,900	118,767
1.650% due 02/23/2011	19,204	19,241
2.200% due 06/15/2012	35,000	35,819
3.125% due 12/01/2011	2,942	3,016
KeyCorp
0.861% due 12/19/2011	4,000	4,025
Lloyds TSB Bank PLC
0.814% due 02/17/2011 (b)	24,300	24,313
0.950% due 12/02/2011	30,000	30,147
1.123% due 04/01/2011	83,140	83,269
1.303% due 04/02/2012	300	303
1.625% due 10/14/2011	14,300	14,371
2.300% due 04/01/2011	75,878	76,231
2.800% due 04/02/2012	13,800	14,141
Macquarie Bank Ltd.
2.600% due 01/20/2012	39,170	39,929
Merrill Lynch & Co., Inc.
0.487% due 11/01/2011	194,683	194,476
0.488% due 07/25/2011	255,702	255,596
5.770% due 07/25/2011	57,800	59,432
MetLife of Connecticut Institutional Funding Ltd.
0.782% due 06/15/2011	300	300
Metropolitan Life Global Funding I
0.689% due 07/13/2011	16,400	16,421
2.202% due 06/10/2011	15,450	15,581
Monumental Global Funding II
5.650% due 07/14/2011	1,500	1,527
Monumental Global Funding Ltd.
0.682% due 06/15/2011	1,500	1,486
Morgan Stanley
0.539% due 01/09/2012	141,372	141,297
0.878% due 03/04/2011	2,050	2,052
1.146% due 12/01/2011	2,740	2,763
2.000% due 09/22/2011	113,000	114,390
3.250% due 12/01/2011	46,800	48,028
National Australia Bank Ltd.
2.550% due 01/13/2012	97,100	98,920
New York Community Bank
3.000% due 12/16/2011	29,620	30,337
PNC Funding Corp.
2.300% due 06/22/2012	66,000	67,705
Pricoa Global Funding I
5.625% due 05/24/2011	635	647
Principal Life Income Funding Trusts
5.150% due 06/17/2011	500	508
Regions Bank
3.250% due 12/09/2011	10,800	11,088
Royal Bank of Scotland Group PLC
0.438% due 10/28/2011	3,100	3,097
0.484% due 03/20/2012	3,500	3,503
0.554% due 03/30/2012	30,700	30,693
0.686% due 04/08/2011	89,900	89,944
0.941% due 12/02/2011	202,500	203,549
0.986% due 05/11/2012	75,700	76,262
1.188% due 04/23/2012	28,700	28,997
1.450% due 10/20/2011	141,358	142,180
1.500% due 03/30/2012	10,470	10,563
2.625% due 05/11/2012	69,155	70,886
2.650% due 04/23/2012	21,800	22,359
3.000% due 12/09/2011	7,500	7,658
Sovereign Bank
2.750% due 01/17/2012	60,130	61,512
State Street Bank and Trust Co.
0.502% due 09/15/2011	6,300	6,312
1.850% due 03/15/2011	10,395	10,429
Suncorp Group Ltd.
1.539% due 04/15/2011	135,300	135,750
SunTrust Bank
3.000% due 11/16/2011	101,697	104,033
Svenska Handelsbanken AB
0.390% due 07/01/2011	27,200	27,206
Swedbank AB
0.836% due 05/13/2011	2,040	2,044
1.089% due 01/20/2011	23,000	23,007
2.800% due 02/10/2012	15,000	15,325
U.S. Bancorp
2.250% due 03/13/2012	205,000	209,218
U.S. Central Federal Credit Union
0.289% due 10/19/2011	2,000	2,002
1.250% due 10/19/2011	72,215	72,745
UBS AG
1.553% due 09/29/2011	400	404
Wachovia Bank N.A.
5.000% due 09/28/2011	16,700	17,277
Washington Mutual Finance Corp.
6.875% due 05/15/2011	13,340	13,620
Wells Fargo & Co.
3.000% due 12/09/2011	56,832	58,212
6.375% due 08/01/2011	3,610	3,727
Westpac Banking Corp.
3.250% due 12/16/2011	72,825	74,650

		7,477,740

UTILITIES 0.4%
BP Capital Markets PLC
0.442% due 04/11/2011	21,520	21,530
1.302% due 03/17/2011	21,299	21,338
1.550% due 08/11/2011	82,472	82,857
2.375% due 12/14/2011	15,846	15,996
2.750% due 02/27/2012	2,304	2,334
3.625% due 05/27/2011	7,000	7,087
Qatar Petroleum
5.579% due 05/30/2011	111	113
Verizon Wireless Capital LLC
3.750% due 05/20/2011	41,202	41,711

		192,966

Total Corporate Bonds & Notes (Cost $7,664,861)		7,670,706

MUNICIPAL BONDS & NOTES 0.1%
ILLINOIS 0.1%
Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	54,600	54,600

KENTUCKY 0.0%
Kentucky State Asset Liability Commission Revenue Notes, Series 2010
0.841% due 04/01/2011	9,285	9,280

Total Municipal Bonds & Notes (Cost $63,885)		63,880

U.S. GOVERNMENT AGENCIES 25.7%
Fannie Mae
0.161% due 07/27/2011	394,000	393,879
0.166% due 05/13/2011	192,120	192,147
0.172% due 08/11/2011	1,133,380	1,133,088
0.221% due 09/19/2011	181,220	181,226
1.000% due 11/23/2011	9,620	9,677
2.000% due 01/09/2012	23,303	23,684
6.000% due 05/15/2011	8,258	8,434
Farmer Mac
4.875% due 01/14/2011	1,000	1,001
Federal Farm Credit Bank
0.180% due 05/06/2011	20,000	19,991
0.181% due 01/25/2012	78,400	78,361
0.190% due 05/17/2011	35,000	34,984
0.199% due 07/20/2011	42,000	42,008
0.201% due 11/23/2011	13,000	12,998
0.231% due 01/23/2012	95,000	95,005
0.240% due 07/12/2011	74,000	73,969
0.242% due 06/27/2011	93,975	94,003
0.261% due 10/07/2011	1,000	1,000
0.300% due 09/15/2011 - 09/16/2011	32,650	32,648
0.328% due 07/01/2011	33,200	33,219
0.351% due 05/18/2011	100,000	100,052
0.382% due 12/21/2011	9,750	9,762
0.501% due 01/20/2011	75,000	75,009
0.570% due 10/28/2011	5,000	5,009
0.616% due 01/04/2011	2,300	2,300
0.751% due 03/24/2011	1,000	1,001
5.500% due 07/15/2011	11,500	11,811
Federal Home Loan Bank
0.088% due 01/26/2011	75,450	75,456
0.149% due 07/15/2011	319,200	319,143
0.156% due 02/03/2012	287,800	287,677
0.162% due 07/11/2011 - 07/20/2011	117,200	117,169
0.163% due 08/01/2011	129,350	129,315
0.164% due 08/17/2011	59,000	58,990
0.166% due 07/25/2011 - 08/25/2011	764,900	764,678
0.176% due 11/08/2011	156,000	156,000
0.181% due 08/26/2011	94,800	94,780
0.184% due 09/09/2011	26,500	26,494
0.190% due 01/14/2011	62,000	61,999
0.201% due 05/02/2011	50,000	49,999
0.202% due 09/12/2011	230,000	229,972
0.210% due 09/15/2011	609,500	609,478
0.211% due 05/25/2011 - 09/26/2011	60,000	59,997
0.231% due 09/26/2011 - 02/03/2012	535,000	535,017
0.236% due 02/16/2012	215,000	215,015
0.250% due 05/27/2011 - 06/21/2011	583,100	582,934
0.280% due 08/17/2011	500,000	499,869
0.370% due 11/16/2011	10,000	10,001
0.550% due 06/10/2011	4,000	4,006
0.625% due 06/15/2011	136,780	137,048
0.670% due 01/13/2012	24,500	24,539
0.700% due 04/18/2011	336,720	337,211
0.750% due 03/18/2011 - 07/08/2011	227,000	227,393
0.760% due 07/19/2011	40,000	40,105
0.800% due 12/23/2011	20,400	20,461
0.975% due 10/11/2011	58,645	58,932
1.000% due 12/28/2011	3,000	3,018
3.125% due 06/10/2011	15,160	15,336
3.250% due 03/11/2011	52,710	53,013
3.625% due 07/01/2011 - 09/16/2011	36,585	37,359
3.750% due 09/09/2011	29,540	30,227
4.250% due 06/10/2011	4,000	4,067
4.500% due 05/13/2011	275	279
Freddie Mac
0.000% due 03/25/2011 - 07/15/2011	22,618	22,563
0.139% due 08/10/2011	90,000	89,976
0.147% due 02/01/2011	22,394	22,397
0.166% due 05/05/2011	2,515	2,515
0.170% due 01/13/2012	37,850	37,811
0.181% due 02/02/2012	118,380	118,320
0.182% due 01/11/2012	65,149	65,121
0.196% due 05/04/2011	172,949	173,039
0.198% due 05/01/2012	285,025	284,849
0.211% due 12/21/2011 - 12/29/2011	658,440	658,409
0.216% due 08/05/2011	165,364	165,422
0.220% due 12/14/2011	172,750	172,755
0.221% due 09/19/2011 - 02/16/2012	295,420	295,424
0.231% due 09/26/2011 - 04/03/2012	441,601	441,640
0.242% due 05/11/2012	180,101	180,080
0.251% due 10/21/2011	21,000	21,006
0.337% due 01/28/2011	2,350	2,351
1.250% due 08/15/2011	41,000	41,234
1.500% due 01/07/2011	3,000	3,000
4.125% due 02/24/2011	29,058	29,211
4.750% due 01/18/2011	21,972	22,012
5.500% due 09/15/2011	7,946	8,232
6.000% due 06/15/2011	20,000	20,526
Tennessee Valley Authority
5.625% due 01/18/2011	1	1

Total U.S. Government Agencies (Cost $11,417,645)		11,421,137

U.S. TREASURY OBLIGATIONS 3.2%
U.S. Treasury Notes
0.750% due 11/30/2011	860,000	863,528
1.000% due 07/31/2011	171,868	172,660
1.000% due 04/30/2012	406,500	409,852

Total U.S. Treasury Obligations (Cost $1,442,746)		1,446,040

MORTGAGE-BACKED SECURITIES 0.1%
Holmes Master Issuer PLC
0.410% due 10/15/2011	26,600	26,595

Total Mortgage-Backed Securities (Cost $26,600)		26,595

ASSET-BACKED SECURITIES 0.5%
Ally Auto Receivables Trust
0.336% due 11/15/2011	17,972	17,982
0.403% due 08/15/2011	1,283	1,283
0.586% due 07/15/2011	2,421	2,422
AmeriCredit Automobile Receivables Trust
0.311% due 10/11/2011	6,088	6,089
CarMax Auto Owner Trust
0.313% due 11/15/2011	28,189	28,201
0.627% due 07/15/2011	10,431	10,437
Chrysler Financial Auto Securitization Trust
0.336% due 10/11/2011	41,102	41,105
Ford Credit Auto Lease Trust
0.383% due 11/15/2011	24,819	24,831
Harley-Davidson Motorcycle Trust
0.313% due 12/15/2011	34,152	34,154
Hyundai Auto Receivables Trust
0.371% due 09/15/2011	15,678	15,684
Mercedes-Benz Auto Receivables Trust
0.309% due 05/13/2011	154	154
Nissan Auto Lease Trust
0.317% due 11/15/2011	22,201	22,214
Volkswagen Auto Lease Trust
0.299% due 11/21/2011	12,945	12,945
Volvo Financial Equipment LLC
0.510% due 05/16/2011	11,129	11,132

Total Asset-Backed Securities (Cost $228,564)		228,633

SOVEREIGN ISSUES 0.6%
Japan Finance Corp.
2.000% due 06/24/2011	31,800	32,043
Province of Ontario Canada
2.750% due 02/22/2011	76,600	76,835
Societe Financement de l’Economie Francaise
2.000% due 02/25/2011	153,550	153,872
2.125% due 01/30/2012	9,000	9,138
Swedish Housing Finance Corp.
3.125% due 03/23/2012	3,691	3,797

Total Sovereign Issues (Cost $275,670)		275,685

SHORT-TERM INSTRUMENTS 55.2%
CERTIFICATES OF DEPOSIT 2.3%
Bank of Montreal
0.351% due 10/27/2011	4,500	4,499
Barclays Bank PLC
0.411% due 02/01/2011	500	500
0.553% due 01/12/2011	3,000	3,000
0.711% due 11/10/2011	146,800	146,775
0.861% due 12/20/2011	114,750	114,728
1.392% due 12/16/2011	274,950	275,003
BNP Paribas
0.355% due 03/22/2011	81,200	81,179
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.600% due 01/10/2011	75,000	75,017
Dexia Credit Local
0.553% due 03/22/2012	10,900	10,882
Nordea Bank Finland ABP
0.600% due 01/07/2011	175,000	175,017

Royal Bank of Canada
1.039% due 04/11/2011	32,050	32,104
Standard Chartered Bank
0.340% due 01/10/2011	17,250	17,250
Toronto-Dominion Bank
0.250% due 01/18/2011	75,000	75,000

		1,010,954

COMMERCIAL PAPER 15.0%
AEGON NV
0.579% due 01/21/2011	119,400	119,366
Bank of America Corp.
0.304% due 01/20/2011	33,500	33,495
0.304% due 01/10/2011	186,000	185,989
BMW U.S. Capital LLC
0.375% due 01/14/2011	41,901	41,896
0.457% due 01/14/2011	75,000	74,990
BNP Paribas
0.304% due 01/05/2011	162,650	162,647
BP Capital Markets PLC
0.869% due 10/20/2011	51,600	51,361
0.890% due 11/07/2011	97,000	96,522
0.900% due 10/18/2011	26,000	25,896
0.921% due 11/04/2011	100,000	99,213
Citigroup Funding, Inc.
0.304% due 02/07/2011	75,500	75,478
Fannie Mae
0.183% due 03/25/2011	55	55
0.203% due 05/16/2011	100	100
0.346% due 04/26/2011	27,000	26,992
0.353% due 03/01/2011	1,138,955	1,138,343
0.520% due 04/25/2011	65,000	64,980
Federal Home Loan Bank
0.057% due 06/01/2011	100,000	100,161
0.061% due 01/06/2011	11,200	11,200
0.172% due 03/11/2011	2,900	2,900
0.213% due 01/07/2011	424,000	423,990
0.560% due 05/27/2011	90,800	90,946
Freddie Mac
0.198% due 05/24/2011	105,000	104,951
0.223% due 06/21/2011	268,000	267,811
0.223% due 04/26/2011	30,000	29,991
0.239% due 07/06/2011	465,000	464,596
0.284% due 03/08/2011	286,598	286,552
GDF Suez S.A.
0.426% due 01/07/2011	31,500	31,499
Rabobank USA Financial Co.
0.335% due 04/04/2011	159,650	159,529
Royal Park Investments
0.456% due 01/20/2011	119,200	119,175
Sanofi-Aventis S.A.
0.508% due 06/02/2011	127,100	126,889
Southern Co. Funding Corp.
0.254% due 01/11/2011	23,400	23,399
0.254% due 01/12/2011	21,800	21,799
0.254% due 01/18/2011	21,800	21,798
0.264% due 01/19/2011	90,000	89,990
0.274% due 01/31/2011	15,000	14,997
Straight-A Funding LLC
0.208% due 01/18/2011	79,853	79,846
0.254% due 01/04/2011	86,842	86,841
0.254% due 01/07/2011	416,188	416,176
0.254% due 01/05/2011	299,036	299,032
0.261% due 01/04/2011	27,709	27,709
0.264% due 01/05/2011	155,500	155,498
0.264% due 01/04/2011	97,764	97,763
0.264% due 01/19/2011	45,125	45,119
0.264% due 01/03/2011	288,924	288,924
0.264% due 01/05/2011	120,000	119,998
0.264% due 01/18/2011	440,254	440,206
0.264% due 01/24/2011	50,000	49,967

		6,696,575

CORPORATE BONDS & NOTES 0.6%
Banco Santander Chile
1.303% due 09/22/2011	70,000	69,988
Federal Farm Credit Bank
0.310% due 07/28/2011	50,000	49,997
Federal Home Loan Bank
0.430% due 02/22/2011	145,650	145,703

		265,688

REPURCHASE AGREEMENTS 36.9%
Banc of America Securities LLC
0.050% due 01/03/2011	99,300	99,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Bills 0.186% due 06/23/2011 valued at $101,393. Repurchase proceeds are $99,300.)
0.210% due 01/04/2011	1,800	1,800
(Dated 01/03/2011. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $1,837. Repurchase proceeds are $1,800.)
0.260% due 01/03/2011	151,400	151,400
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% - 2.500% due 06/30/2017 - 07/31/2017 valued at $155,553. Repurchase proceeds are $151,401.)
0.280% due 01/03/2011	807,200	807,200

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.875% - 1.125% due 01/31/2012 - 12/15/2012 valued at $789,420; U.S. Treasury Bills 0.186% due 06/23/2011 valued at $36,146; Repurchase proceeds are $807,206.)

0.390% due 12/14/2012	150	150
(Dated 12/15/2010. Collateralized by HCP, Inc. 5.950% due 09/15/2011 valued at $157. Repurchase proceeds are $150.)
0.400% due 11/17/2012	43,473	43,473

(Dated 11/18/2010. Collateralized by Burlington Resources, Inc. 8.200% due 03/15/2025 valued at $10,450; Telecom Italia Capital S.A. 0.899% due 07/18/2011 valued at $7,173. HCP, Inc. 5.950% due 09/15/2011 valued at $7,175; Altria Group, Inc. 9.700% due 11/10/2018 valued at $10,709; Regions Financial Corp. 7.750% due 11/10/2014 valued at $11,397. Repurchase proceeds valued are $43,473.)

Barclays Capital, Inc.
0.160% due 01/10/2011	271,700	271,700
(Dated 12/20/2010. Collateralized by U.S. Treasury Notes 1.375% due 05/15/2012 - 09/15/2012 valued at $277,480. Repurchase proceeds are $271,701.)
0.170% due 01/10/2011	570,000	570,000
(Dated 12/21/2010. Collateralized by U.S. Treasury Notes 1.250% - 1.375% due 02/15/2013 - 09/30/2015 valued at $581,572. Repurchase proceeds are $570,003.)
0.200% due 01/04/2011	719,200	719,200
(Dated 01/03/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $738,160. Repurchase proceeds are $719,204.)
0.240% due 01/03/2011	1,979,000	1,979,000

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $1,026,288; U.S. Treasury Notes 1.375% due 02/15/2013 valued at $1,000,066; Repurchase proceeds are $1,979,007.)

0.250% due 01/03/2011	622,800	622,800

(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.625% due 02/15/2040 valued at $24,862; U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $18,039; U.S. Treasury Notes 2.500% due 06/30/2017 valued at $595,786; Repurchase proceeds are $622,804.)

0.280% due 01/03/2011	3,800	3,800
(Dated 12/31/2010. Collateralized by Fannie Mae 5.500% due 07/01/2037 valued at $3,939. Repurchase proceeds are $3,800.)
0.340% due 11/06/2011	19,323	19,323
(Dated 11/06/2009. Collateralized by Allegheny Energy Supply 8.250% due 04/15/2012 valued at $5,825 and Time Warner 10.150% due 05/01/2012 valued at $8,410. Repurchase proceeds are $19,323.)
0.340% due 12/29/2011	5,510	5,510
(Dated 12/30/2009. Collateralized by Western Oil Sands, Inc. 8.375% due 05/01/2012 valued at $5,711. Repurchase proceeds are $5,510.)
0.370% due 06/28/2012	350	350
(Dated 06/28/2010. Collateralized by UST LLC 6.625% due 07/15/2012 valued at $377. Repurchase proceeds are $350.)
0.370% due 06/28/2012	360	360
(Dated 06/28/2010. Collateralized by Western Oil Sands, Inc. 8.375% due 05/01/2012 valued at $375. Repurchase proceeds are $360.)
0.370% due 06/29/2012	1,282	1,282
(Dated 06/28/2010. Collateralized by Time Warner 10.150% due 05/01/2012 valued at $774; Allegheny Energy Supply 8.250% due 04/15/2012 valued at $560. Repurchase proceeds are $1,282.)
0.380% due 03/22/2012	821	821

(Dated 03/22/2010. Collateralized by Allegheny Energy Supply 8.250% due 04/15/2012 valued at $280; Time Warner 10.150% due 05/01/2012 valued at $387; and Western Oil Sands, Inc. 8.375% due 05/01/2012 valued at $187. Repurchase proceeds are $821.)

0.400% due 06/09/2012	1,644	1,644

(Dated 06/10/2010. Collateralized by Western Oil Sands, Inc. 8.375% due 05/01/2012 valued at $374; Time Warner 10.150% due 05/01/2012 valued at $775; Allegheny Energy Supply 8.250% due 04/15/2012 valued at $561. Repurchase proceeds are $1,644.)

0.400% due 08/26/2012	3,004	3,004

(Dated 08/27/2010. Collateralized by Time Warner 10.150% due 05/01/2012 valued at $1,163; UST LLC 6.625% due 07/15/2012 valued at $568; Allegheny Energy Supply 8.250% due 04/15/2012 valued at $842; Western Oil Sands, Inc. 8.375% due 05/01/2012 valued at $568; Repurchase proceeds are $3,004.)

0.420% due 05/11/2012	5,825	5,825
(Dated 05/11/2010. Collateralized by UST LLC 6.625% due 07/15/2012 valued at $6,274. Repurchase proceeds are $5,825.)
Citigroup Global Markets, Inc.
0.200% due 01/05/2011	9,000	9,000
(Dated 01/04/2011. Collateralized by U.S. Treasury Notes 2.375% due 09/30/2014 valued at $9,260. Repurchase proceeds are $9,000.)
0.210% due 01/04/2011	377,100	377,100
(Dated 01/03/2011. Collateralized by U.S. Treasury Notes 1.000% - 2.625% due 07/15/2013 - 02/29/2016 valued at $385,172. Repurchase proceeds are $377,102.)
0.250% due 03/15/2011	437,000	437,000
(Dated 12/17/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $451,385. Repurchase proceeds are $437,003.)
Credit Suisse Securities (USA) LLC
0.050% due 01/03/2011	45,000	45,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.250% due 01/31/2015 valued at $46,050. Repurchase proceeds are $45,000.)
0.180% due 01/13/2011	400,000	400,000
(Dated 12/14/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.375% due 07/15/2013 - 08/31/2014 valued at $409,398. Repurchase proceeds are $400,002.)
0.230% due 01/03/2011	5,700	5,700
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.500% due 05/15/2020 valued at $5,854. Repurchase proceeds are $5,700.)
0.240% due 01/03/2011	900	900
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $926. Repurchase proceeds are $900.)
0.280% due 01/03/2011	654,500	654,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $670,123. Repurchase proceeds are $654,505.)
Deutsche Bank AG
0.200% due 01/04/2011	8,200	8,200
(Dated 01/03/2011. Collateralized by U.S. Treasury Bonds 6.750% due 08/15/2026 valued at $8,373. Repurchase proceeds are $8,200.)
Goldman Sachs & Co.
0.170% due 01/03/2011	500,000	500,000
(Dated 12/31/2010. Collateralized by Fannie Mae 1.100% - 1.750% due 12/09/2013 - 01/21/2014 valued at $512,080. Repurchase proceeds are $500,002.)
0.200% due 01/13/2011	500,000	500,000

(Dated 12/28/2010. Collateralized by Fannie Mae 4.000% due 12/01/2030 valued at $151,749 and Freddie Mac 5.000% - 5.500% due 06/01/2036 - 03/01/2038 valued at $367,951. Repurchase proceeds are $500,003.)

0.240% due 01/05/2011	900,000	900,000
(Dated 12/01/2010. Collateralized by Fannie Mae 4.500% - 5.500% due 09/01/2036 - 09/01/2040 valued at $896,190. Repurchase proceeds are $900,006.)
JPMorgan Chase Bank N.A.
0.170% due 01/13/2011	6,300	6,300
(Dated 12/14/2010. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $6,532. Repurchase proceeds are $6,300.)
0.200% due 01/03/2011	10,200	10,200
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $10,431. Repurchase proceeds are $10,200.)
0.200% due 01/04/2011	9,500	9,500
(Dated 01/03/2011. Collateralized by U.S. Treasury Notes 2.375% due 07/31/2017 valued at $9,703. Repurchase proceeds are $9,500.)
0.230% due 01/03/2011	400,600	400,600

(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.125% due 02/15/2021 - 11/15/2039 valued at $271,628 and U.S. Treasury Notes 2.625% - 3.375% due 11/30/2012 - 08/15/2020 valued at $144,323. Repurchase proceeds are $400,603.)

0.280% due 01/03/2011	873,200	873,200

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.750% due 12/31/2017 valued at $306,808; U.S. Treasury Inflation Protected Securities 0.625% - 3.625% due 07/15/2012 - 04/15/2028 valued at $534,775. Repurchase proceeds are $873,207.)

Morgan Stanley
0.180% due 01/13/2011	1,373,500	1,373,500

(Dated 12/13/2010. Collateralized by U.S. Treasury Bonds 6.250% due 08/15/2023 valued at $121,782 and U.S. Treasury Notes 0.750% - 4.625% due 08/15/2013 - 02/15/2017 valued at $391,610; U.S. Treasury Inflation Protected Securities 1.250% - 2.500% due 07/15/2014 - 01/15/2029 valued at $898,728. Repurchase proceeds are $1,373,507.)

0.200% due 01/04/2011	23,300	23,300
(Dated 01/03/2011. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $23,833. Repurchase proceeds are $23,300.)
0.200% due 01/28/2011	200,000	200,000
(Dated 11/29/2010. Collateralized by U.S. Treasury Notes 0.625% due 07/31/2012 valued at $204,293. Repurchase proceeds are $200,001.)
0.200% due 01/31/2011	450,000	450,000
(Dated 11/30/2010. Collateralized by U.S. Treasury Notes 1.375% - 2.750% due 03/15/2012 - 02/15/2019 valued at $461,038. Repurchase proceeds are $450,002.)
0.210% due 01/03/2011	500,000	500,000
(Dated 12/01/2010. Collateralized by U.S. Treasury Notes 1.375% - 4.625% due 01/15/2013 - 02/15/2017 valued at $502,874. Repurchase proceeds are $500,003.)
0.210% due 01/24/2011	361,500	361,500
(Dated 11/24/2010. Collateralized by U.S. Treasury Notes 0.750% due 08/15/2013 valued at $369,382. Repurchase proceeds are $361,502.)
0.250% due 01/03/2011	1,253,000	1,253,000

(Dated 12/31/2010. Collateralized by Federal Home Loan Bank 0.260% due 10/28/2011 valued at $465,097 and Freddie Mac 1.230% - 3.300% due 03/23/2012 - 11/24/2020 valued at $828,772. Repurchase proceeds are $1,253,009.)

RBS Securities, Inc
0.250% due 01/03/2011	541,900	541,900

(Dated 12/31/2010. Collateralized by Federal Home Loan Bank 0.350% - 1.500% due 12/02/2011 - 01/16/2013 valued at $205,990 and Freddie Mac 0.625% - 3.750% due 05/23/2013 - 06/28/2013 valued at $254,988; U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $94,238. Repurchase proceeds are $541,904.)

State Street Bank and Trust Co.
0.010% due 01/03/2011	4,436	4,436
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $4,526. Repurchase proceeds are $4,436.)

TD Securities (USA) LLC
0.210% due 01/14/2011	800,000	800,000

(Dated 12/03/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 - 05/15/2040 valued at $253,223 and U.S. Treasury Notes 0.750% - 3.500% due 09/30/2011 - 05/15/2020 valued at $568,250. Repurchase proceeds are $800,005.)

0.220% due 01/03/2011	437,400	437,400
(Dated 12/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 2.375% due 01/15/2025 - 01/15/2026 valued at $462,302. Repurchase proceeds are $437,403.)
0.260% due 01/03/2011	1,300	1,300
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.125% due 01/15/2012 valued at $1,328. Repurchase proceeds are $1,300.)
UBS Securities LLC
0.250% due 01/03/2011	48,200	48,200
(Dated 12/31/2010. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $49,263. Repurchase proceeds are $48,200.)

		16,439,678

U.S. TREASURY BILLS 0.4%
0.065% due 01/06/2011 - 06/16/2011 (a)	162,422	162,395

Total Short-Term Instruments (Cost $24,573,938)		24,575,290

Total Investments 102.6% (Cost $45,693,909)		$45,707,966
Other Assets and Liabilities (Net) (2.6%)		(1,179,861)

Net Assets 100.0%		$44,528,105

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Coupon represents a weighted average yield.

(b)	Restricted securities as of December 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds TSB Bank PLC	0.814%	02/17/2011	11/12/2009 - 12/16/2009	$24,315	$24,313	0.05%

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$7,477,740	$0	$7,477,740
Utilities	0	192,966	0	192,966
Municipal Bonds & Notes
Illinois	0	54,600	0	54,600
Kentucky	0	9,280	0	9,280
U.S. Government Agencies	0	11,421,137	0	11,421,137
U.S. Treasury Obligations	0	1,446,040	0	1,446,040
Mortgage-Backed Securities	0	26,595	0	26,595
Asset-Backed Securities	0	228,633	0	228,633
Sovereign Issues	0	275,685	0	275,685
Short-Term Instruments
Certificates of Deposit	0	1,010,954	0	1,010,954
Commercial Paper	0	6,696,575	0	6,696,575
Corporate Bonds & Notes		265,688		265,688
Repurchase Agreements	0	16,439,678	0	16,439,678
U.S. Treasury Bills	0	162,395	0	162,395
	$0	$45,707,966	$0	$45,707,966

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$40,482	$0	$(41,000)	$12	$0	$506	$0	$0	$0	$0

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

Schedule of Investments

PIMCO Short-Term Floating NAV Portfolio II

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 24.8%
BANKING & FINANCE 24.1%
Barclays Bank PLC
1.316% due 12/05/2011	$5,000	$5,040
Citibank N.A.
1.375% due 08/10/2011	45,000	45,279
1.875% due 06/04/2012	3,500	3,563
Citigroup, Inc.
0.374% due 05/18/2011	30,000	29,989
2.125% due 04/30/2012	20,000	20,413
6.500% due 01/18/2011	2,000	2,004
Dexia Credit Local S.A.
0.953% due 09/23/2011	10,500	10,530
2.375% due 09/23/2011	25,000	25,249
General Electric Capital Corp.
1.625% due 01/07/2011	2,000	2,000
1.800% due 03/11/2011	46,295	46,433
2.200% due 06/08/2012	6,600	6,750
2.250% due 03/12/2012	28,000	28,601
3.000% due 12/09/2011	4,300	4,404
Goldman Sachs Group, Inc.
1.066% due 12/05/2011	30,000	30,242
2.150% due 03/15/2012	13,500	13,767
HSBC Finance Corp.
0.496% due 08/09/2011	18,352	18,337
5.700% due 06/01/2011	6,500	6,627
6.375% due 10/15/2011	5,950	6,204
HSBC USA, Inc.
3.125% due 12/16/2011	500	513
International Bank for Reconstruction & Development
0.478% due 03/04/2011	8,401	8,405
JPMorgan Chase & Co.
0.433% due 04/01/2011	20,000	20,011
1.650% due 02/23/2011	10,292	10,312
2.200% due 06/15/2012	15,219	15,575
Kreditanstalt fuer Wiederaufbau
0.575% due 03/02/2011	250	250
Lloyds TSB Bank PLC
1.123% due 04/01/2011	10,000	10,016
2.300% due 04/01/2011	23,000	23,107
Merrill Lynch & Co., Inc.
0.487% due 11/01/2011	10,000	9,989
0.488% due 07/25/2011	6,500	6,497
Morgan Stanley
0.878% due 03/04/2011	2,000	2,002
2.000% due 09/22/2011	45,000	45,553
3.250% due 12/01/2011	100	103
PNC Funding Corp.
0.583% due 06/22/2011	875	876
2.300% due 06/22/2012	9,000	9,232
Royal Bank of Scotland Group PLC
0.686% due 04/08/2011	9,000	9,004
1.450% due 10/20/2011	7,000	7,041
Sovereign Bank
2.750% due 01/17/2012	500	512
State Street Bank and Trust Co.
0.502% due 09/15/2011	4,700	4,709
Suncorp Group Ltd.
1.539% due 04/15/2011	20,000	20,067
Svenska Handelsbanken AB
0.390% due 07/01/2011	8,400	8,402
U.S. Bancorp
2.250% due 03/13/2012	25,000	25,515
U.S. Central Federal Credit Union
1.250% due 10/19/2011	7,200	7,253
Union Bank N.A.
0.382% due 03/16/2011	300	300

		550,676

UTILITIES 0.7%
BP Capital Markets PLC
1.550% due 08/11/2011	15,050	15,120

Total Corporate Bonds & Notes (Cost $565,048)		565,796

MUNICIPAL BONDS & NOTES 0.2%
ILLINOIS 0.2%
Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	5,000	5,000

Total Municipal Bonds & Notes (Cost $5,000)		5,000

U.S. GOVERNMENT AGENCIES 18.8%
Fannie Mae
1.750% due 03/23/2011	12,464	12,508
5.125% due 04/15/2011	1,710	1,734
Federal Farm Credit Bank
0.180% due 05/06/2011	15,000	14,993
0.190% due 05/17/2011	15,000	14,993
0.242% due 06/27/2011	50,000	50,015
0.300% due 09/16/2011	10,000	9,998
Federal Home Loan Bank
0.149% due 07/15/2011	25,000	24,996
0.176% due 11/08/2011	37,400	37,400
0.236% due 02/16/2012	20,000	20,001
0.250% due 05/27/2011	32,600	32,591
0.625% due 06/15/2011	53,200	53,304
0.700% due 04/18/2011	10,000	10,015
0.750% due 03/25/2011	22,300	22,330
0.760% due 07/19/2011	30,000	30,078
3.625% due 07/01/2011	11,000	11,188
5.000% due 03/23/2011	250	253
Freddie Mac
0.211% due 12/29/2011	8,000	8,000
0.242% due 05/11/2012	42,500	42,495
2.750% due 04/11/2011	4,000	4,028
4.125% due 02/24/2011	20,000	20,105
4.300% due 02/03/2011	1,865	1,871
5.125% due 04/18/2011	2,770	2,810
Tennessee Valley Authority
5.625% due 01/18/2011	4,570	4,579

Total U.S. Government Agencies (Cost $430,015)		430,285

MORTGAGE-BACKED SECURITIES 0.2%
Holmes Master Issuer PLC
0.410% due 10/15/2011	5,000	4,999

Total Mortgage-Backed Securities (Cost $5,000)		4,999

ASSET-BACKED SECURITIES 0.7%
Ally Auto Receivables Trust
0.336% due 11/15/2011	3,594	3,596
0.586% due 07/15/2011	1,816	1,816
CarMax Auto Owner Trust
0.627% due 07/15/2011	896	896
Chrysler Financial Auto Securitization Trust
0.336% due 10/11/2011	5,806	5,806
Ford Credit Auto Lease Trust
0.383% due 11/15/2011	1,424	1,425
Harley-Davidson Motorcycle Trust
0.313% due 12/15/2011	1,729	1,730
Volkswagen Auto Lease Trust
0.299% due 11/21/2011	657	657

Total Asset-Backed Securities (Cost $15,922)		15,926

SOVEREIGN ISSUES 0.7%
Province of Ontario Canada
2.750% due 02/22/2011	15,000	15,046

Total Sovereign Issues (Cost $15,042)		15,046

SHORT-TERM INSTRUMENTS 54.4%
CERTIFICATES OF DEPOSIT 3.7%
Barclays Bank PLC
0.861% due 12/20/2011	20,250	20,246
1.392% due 12/16/2011	30,000	30,006
BNP Paribas
0.355% due 03/22/2011	9,800	9,797
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.340% due 03/09/2011	6,180	6,180
0.600% due 01/10/2011	4,000	4,001
Dexia Credit Local S.A.
0.553% due 03/22/2012	4,500	4,493
Nordea Bank Finland ABP
0.600% due 01/07/2011	10,000	10,001

		84,724

COMMERCIAL PAPER 14.5%
AEGON NV
0.579% due 01/21/2011	10,850	10,847
Bank of America Corp.
0.304% due 01/10/2011	14,100	14,099
BMW U.S. Capital LLC
0.375% due 01/14/2011	2,100	2,100
0.457% due 01/14/2011	25,000	24,997
BNP Paribas
0.304% due 01/05/2011	12,000	12,000
BP Capital Markets PLC
0.869% due 10/20/2011	1,400	1,394
0.890% due 11/07/2011	5,000	4,975
0.900% due 10/18/2011	2,000	1,992
Citigroup Funding, Inc.
0.274% due 01/05/2011	1,500	1,500
0.304% due 02/07/2011	6,000	5,998
Federal Farm Credit Bank
0.025% due 07/28/2011	25,000	24,998
Federal Home Loan Bank
0.057% due 06/01/2011	5,000	5,008
0.213% due 01/07/2011	22,000	21,999
0.540% due 05/24/2011	1,600	1,602
Freddie Mac
0.198% due 05/24/2011	5,000	4,998
0.223% due 06/21/2011	11,000	10,992
0.239% due 07/06/2011	22,000	21,981
GDF Suez S.A.
0.426% due 01/07/2011	7,500	7,500
Rabobank USA Financial Co.
0.335% due 04/04/2011	12,150	12,141
Royal Park Investments
0.456% due 01/20/2011	5,800	5,799
Sanofi-Aventis S.A.
0.508% due 06/02/2011	6,350	6,339

Southern Co. Funding Corp.
0.254% due 01/11/2011	1,100	1,100
0.254% due 01/12/2011	1,100	1,100
0.254% due 01/18/2011	1,100	1,100
0.274% due 01/31/2011	5,000	4,999
Straight-A Funding LLC
0.254% due 01/04/2011	6,000	6,000
0.254% due 01/05/2011	6,900	6,900
0.254% due 01/07/2011	9,000	9,000
0.261% due 01/04/2011	2,000	2,000
0.264% due 01/03/2011	21,050	21,050
0.264% due 01/05/2011	74,198	74,196

		330,704

REPURCHASE AGREEMENTS 36.1%
Banc of America Securities LLC
0.280% due 01/03/2011	40,000	40,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 1.125% due 12/15/2012 valued at $40,831. Repurchase proceeds are $40,000.)
Barclays Capital, Inc.
0.250% due 01/03/2011	38,500	38,500
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 4.375% due 05/15/2040 valued at $39,914. Repurchase proceeds are $38,500.) BNP Paribas Securities Corp.
0.180% due 01/03/2011	80,000	80,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $81,977. Repurchase proceeds are $80,000.)
BNP Paribas Securities Corp.
0.180% due 09/03/2011	80,000	80,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 07/15/2014 valued at $81,977. Repurchase proceeds are $80,000.)
Citigroup Global Markets, Inc.
0.250% due 03/15/2011	22,800	22,800
(Dated 12/17/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $23,712. Repurchase proceeds are $22,800.)
Credit Suisse Securities (USA) LLC
0.280% due 01/03/2011	100,000	100,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $102,388. Repurchase proceeds are $100,001.)
Deutsche Bank Securities, Inc.
0.200% due 01/03/2011	100,000	100,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 6.750% due 08/15/2026 valued at $102,381. Repurchase proceeds are $100,001.) Goldman Sachs & Co.
0.240% due 01/05/2011	100,000	100,000
(Dated 12/01/2010. Collateralized by Fannie Mae 5.000% due 07/01/2039 - 09/01/2040 valued at $99,977. Repurchase proceeds are $100,001.)
J.P. Morgan Securities, Inc.
0.170% due 01/13/2011	122,000	122,000
(Dated 12/14/2010. Collateralized by U.S. Treasury Bonds 8.000% - 8.125% due 05/15/2021 - 11/15/2021 valued at $126,595. Repurchase proceeds are $122,001.)
0.280% due 01/03/2011	40,000	40,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $41,146. Repurchase proceeds are $40,000.)
Morgan Stanley & Co., Inc.
0.180% due 01/13/2011	43,800	43,800
(Dated 12/14/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020 valued at $45,127. Repurchase proceeds are $43,800.)
0.200% due 01/28/2011	25,000	25,000
(Dated 11/29/2010. Collateralized by U.S. Treasury Notes 0.625% due 07/31/2012 valued at $25,537. Repurchase proceeds are $25,000.)
0.290% due 01/03/2011	11,100	11,100
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 0.500% due 11/15/2013 valued at $11,351. Repurchase proceeds are $11,100.)
RBS Securities, Inc.
0.250% due 01/03/2011	80,000	80,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $82,393. Repurchase proceeds are $80,001.)
TD Securities (USA) LLC
0.220% due 01/03/2011	21,800	21,800
(Dated 12/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $23,041. Repurchase proceeds are $21,800.)

		825,000

U.S. TREASURY BILLS 0.1%
0.167% due 05/26/2011 - 06/02/2011 (a)	2,460	2,459

Total Short-Term Instruments (Cost $1,242,827)		1,242,887

Total Investments 99.8% (Cost $2,278,854)		$2,279,939
Other Assets and Liabilities (Net) 0.2%		3,767

Net Assets 100.0%		$2,283,706

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield.

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$550,676	$0	$550,676
Utilities	0	15,120	0	15,120
Municipal Bonds & Notes
Illinois	0	5,000	0	5,000
U.S. Government Agencies	0	430,285	0	430,285
Mortgage-Backed Securities	0	4,999	0	4,999
Asset-Backed Securities	0	15,926	0	15,926
Sovereign Issues	0	15,046	0	15,046
Short-Term Instruments
Certificates of Deposit	0	84,724	0	84,724
Commercial Paper	0	330,704	0	330,704
Repurchase Agreements	0	825,000	0	825,000
U.S. Treasury Bills	0	2,459	0	2,459

	$0	$2,279,939	$0	$2,279,939

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

Schedule of Investments

PIMCO Short-Term Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 21.8%
BANKING & FINANCE 17.6%
American International Group, Inc.
5.050% due 10/01/2015 (e)	$20,000	$20,617
5.850% due 01/16/2018 (e)	2,600	2,689
Bear Stearns Cos. LLC
6.950% due 08/10/2012 (e)	5,863	6,399
Citigroup, Inc.
2.286% due 08/13/2013 (e)	15,000	15,265
6.000% due 02/21/2012 (e)	10,000	10,493
6.500% due 08/19/2013 (e)	15,000	16,481
CNA Financial Corp.
5.850% due 12/15/2014	3,000	3,168
Countrywide Financial Corp.
5.800% due 06/07/2012 (e)	10,000	10,525
6.250% due 05/15/2016 (e)	5,000	5,133
Credit Suisse
5.000% due 05/15/2013 (e)	6,500	7,000
DBS Bank Ltd.
0.504% due 05/16/2017 (e)	25,000	24,507
First Union National Bank of Florida
6.180% due 02/15/2036	600	652
Goldman Sachs Group, Inc.
5.300% due 02/14/2012 (e)	7,000	7,327
International Lease Finance Corp.
5.625% due 09/20/2013	5,000	5,050
iStar Financial, Inc.
5.950% due 10/15/2013	6,000	5,565
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	5,000	1,181
7.000% due 09/27/2027 (a)	2,000	472
Merrill Lynch & Co., Inc.
6.050% due 08/15/2012	11,777	12,475
ORIX Corp.
5.480% due 11/22/2011 (e)	5,000	5,189
Residential Capital LLC
8.000% due 02/22/2011	5,000	5,000
Royal Bank of Scotland Group PLC
2.704% due 08/23/2013 (e)	28,500	28,960
3.950% due 09/21/2015 (e)	10,000	9,841
SLM Corp.
0.518% due 10/25/2011	8,000	7,890
8.000% due 03/25/2020	1,300	1,320
8.450% due 06/15/2018	4,000	4,163
UBS AG
4.875% due 08/04/2020 (e)	11,500	11,722

		229,084

INDUSTRIALS 3.7%
American Airlines Pass-Through Trust
7.858% due 04/01/2013	15,000	15,600
AutoZone, Inc.
5.875% due 10/15/2012	3,000	3,227
Kerr-McGee Corp.
6.875% due 09/15/2011	4,000	4,153
Lennar Corp.
5.950% due 10/17/2011	3,000	3,075
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	12,856	13,145
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	2,500	2,726
Sealed Air Corp.
5.625% due 07/15/2013	5,000	5,287
UAL Pass-Through Trust
6.636% due 01/02/2024	1,303	1,306

		48,519

UTILITIES 0.5%
Consumers Energy Co.
5.000% due 02/15/2012	3,000	3,129
DPL, Inc.
6.875% due 09/01/2011 (e)	2,500	2,595

		5,724

Total Corporate Bonds & Notes (Cost $282,192)		283,327

MUNICIPAL BONDS & NOTES 0.4%
MICHIGAN 0.4%
Michigan State Municipal Bond Authority Revenue Notes, Series 2010
5.000% due 03/21/2011	5,000	5,035

Total Municipal Bonds & Notes (Cost $5,001)		5,035

U.S. GOVERNMENT AGENCIES 15.3%
Fannie Mae
0.321% due 12/25/2036 (e)	617	610
0.381% due 03/25/2034 (e)	355	352
0.411% due 10/25/2035 (e)	3,200	3,133
0.461% due 05/25/2035 (e)	125	124
0.561% due 01/25/2034 (e)	100	100
0.611% due 05/25/2042 - 02/25/2044 (e)	1,128	1,125
0.661% due 08/25/2017 - 12/25/2033 (e)	1,830	1,837
0.661% due 06/25/2032	11	11
0.701% due 05/25/2036 (e)	382	384
0.711% due 10/18/2030 - 02/25/2033 (e)	863	869
0.731% due 09/17/2027 (e)	116	117
0.761% due 11/18/2030 - 01/25/2033 (e)	1,146	1,154
0.781% due 12/25/2013	24	24
0.811% due 12/25/2030 (e)	104	105
0.831% due 12/25/2021 (e)	97	98
0.861% due 03/25/2027 (e)	694	701
0.863% due 03/25/2027 (e)	311	305
0.881% due 04/25/2022 - 12/25/2023 (e)	173	175
0.891% due 04/25/2031 (e)	497	500
0.911% due 09/25/2023 - 11/25/2031 (e)	395	400
0.931% due 10/25/2022 (e)	110	111
0.961% due 04/25/2032 (e)	247	250
0.981% due 09/25/2022 (e)	35	35
1.031% due 05/25/2022 (e)	149	152
1.081% due 09/25/2020 (e)	85	86
1.111% due 01/25/2022 (e)	133	135
1.261% due 04/25/2032 (e)	147	151
1.281% due 12/25/2023 (e)	722	734
1.431% due 04/25/2023 - 10/25/2023 (e)	340	350
1.481% due 05/25/2022 - 01/25/2024 (e)	539	554
1.530% due 07/01/2042 - 07/01/2044 (e)	1,957	1,964
1.580% due 09/01/2041 (e)	84	85
1.730% due 09/01/2040	23	23
1.821% due 05/01/2034 (e)	201	206
1.835% due 07/01/2033 (e)	305	307
1.847% due 10/01/2034 (e)	599	617
1.907% due 06/01/2035 (e)	262	265
1.908% due 06/01/2020	5	5
1.915% due 12/01/2032 (e)	152	154
1.948% due 05/01/2032 (e)	103	106
1.965% due 05/01/2034 (e)	195	200
1.976% due 06/01/2033 (e)	308	317
1.984% due 04/01/2028 (e)	117	119
2.001% due 05/01/2035 (e)	361	371
2.010% due 10/01/2033 (e)	152	153
2.016% due 08/01/2028 (e)	346	360
2.022% due 06/01/2034 (e)	85	88
2.028% due 04/01/2033 (e)	377	388
2.038% due 01/01/2035 (e)	317	328
2.065% due 09/01/2033 (e)	517	532
2.075% due 01/01/2035	24	25
2.080% due 07/01/2036 (e)	717	737
2.085% due 07/01/2035 (e)	503	517
2.086% due 07/01/2036 (e)	319	330
2.090% due 10/01/2032 (e)	72	73
2.094% due 09/01/2034 (e)	176	183
2.117% due 09/01/2033 (e)	113	116
2.136% due 01/01/2033 (e)	47	48
2.137% due 01/01/2035 (e)	133	138
2.138% due 12/01/2034 (e)	88	90
2.145% due 07/01/2033 (e)	393	406
2.150% due 09/01/2033 (e)	473	490
2.165% due 07/01/2034 (e)	810	842
2.187% due 07/01/2035 (e)	84	87
2.189% due 07/01/2035 (e)	110	115
2.206% due 07/01/2034 (e)	348	361
2.216% due 11/01/2033 (e)	355	367
2.231% due 09/01/2033 (e)	200	207
2.233% due 04/01/2035 (e)	101	104
2.242% due 08/01/2033 (e)	128	133
2.245% due 01/01/2033 - 08/01/2036 (e)	306	317
2.264% due 02/01/2035 (e)	455	472
2.273% due 11/01/2035 (e)	107	110
2.285% due 08/01/2035 (e)	599	623
2.286% due 07/01/2033 (e)	329	341
2.290% due 01/01/2034 (e)	152	157
2.297% due 12/01/2035	13	13
2.298% due 11/01/2022 - 11/01/2035 (e)	187	192
2.302% due 01/01/2033	19	20
2.320% due 04/01/2034 (e)	61	63
2.322% due 12/01/2034 (e)	200	208
2.326% due 10/01/2035 (e)	751	781
2.327% due 01/01/2033 (e)	234	242
2.333% due 11/01/2035 (e)	277	284
2.338% due 01/01/2034	9	9
2.350% due 11/01/2026 (e)	419	434
2.351% due 11/01/2034 (e)	65	68
2.365% due 06/01/2027	17	17
2.373% due 12/01/2035 (e)	525	545
2.375% due 09/01/2032 - 08/01/2034 (e)	332	343
2.385% due 11/01/2043 (e)	133	138
2.391% due 02/01/2035 (e)	239	249
2.404% due 01/01/2033 (e)	30	31
2.420% due 04/01/2034 (e)	203	211
2.435% due 02/01/2035 (e)	150	155
2.440% due 01/01/2036 (e)	594	618
2.448% due 11/01/2031 (e)	44	46
2.455% due 10/01/2033 (e)	681	708
2.462% due 05/01/2033 (e)	45	47
2.469% due 07/01/2034 (e)	173	181
2.480% due 01/01/2033	16	17
2.487% due 12/01/2035 (e)	169	177

2.500% due 05/01/2032 - 12/01/2033 (e)	1,682	1,750
2.502% due 09/01/2034 (e)	477	498
2.504% due 11/01/2032 (e)	91	95
2.505% due 04/01/2035 (e)	181	189
2.506% due 06/01/2035 (e)	1,456	1,524
2.512% due 01/01/2033 (e)	67	70
2.517% due 02/01/2035 (e)	285	299
2.525% due 09/01/2032 - 11/01/2032 (e)	467	486
2.530% due 03/01/2035 (e)	39	41
2.534% due 01/01/2033 (e)	47	49
2.540% due 04/01/2033 - 08/01/2046 (e)	895	938
2.551% due 01/01/2035 (e)	251	263
2.560% due 11/01/2024 (e)	146	153
2.566% due 04/01/2033 (e)	59	61
2.569% due 02/01/2035 - 04/01/2035 (e)	466	485
2.574% due 03/01/2033 (e)	260	270
2.577% due 02/01/2034 - 01/01/2035 (e)	911	949
2.578% due 04/01/2033	6	7
2.580% due 07/01/2033 - 09/01/2033 (e)	221	231
2.586% due 08/01/2033 (e)	219	228
2.590% due 11/01/2034 (e)	493	515
2.606% due 07/01/2026 (e)	583	614
2.611% due 03/01/2034 (e)	31	32
2.620% due 05/01/2035 (e)	208	215
2.624% due 08/01/2033 (e)	368	384
2.625% due 06/01/2019 - 04/01/2035 (e)	617	642
2.627% due 12/01/2032 (e)	297	307
2.635% due 09/01/2035 (e)	491	517
2.637% due 02/01/2032 (e)	191	199
2.638% due 03/01/2035 (e)	708	741
2.642% due 07/01/2035 (e)	174	181
2.645% due 07/01/2018	21	22
2.646% due 07/01/2034 (e)	333	348
2.650% due 06/01/2030 (e)	34	34
2.653% due 01/01/2034 (e)	79	82
2.661% due 07/01/2035	12	12
2.666% due 11/01/2032	4	4
2.669% due 03/01/2036 (e)	357	372
2.670% due 03/25/2022	19	20
2.675% due 06/01/2034 (e)	368	384
2.680% due 03/01/2033 - 10/01/2034 (e)	144	150
2.688% due 11/01/2034 - 12/01/2035 (e)	190	199
2.689% due 06/01/2034	14	15
2.689% due 11/01/2034 (e)	188	196
2.692% due 02/01/2034 (e)	218	227
2.693% due 09/01/2033 (e)	143	149
2.696% due 12/01/2035 (e)	513	535
2.703% due 03/01/2034 (e)	911	945
2.706% due 08/01/2033	8	8
2.707% due 09/01/2029 (e)	258	270
2.717% due 02/01/2034 (e)	393	408
2.727% due 10/01/2033 (e)	599	630
2.746% due 11/01/2033 (e)	525	547
2.750% due 06/01/2034 - 07/01/2035 (e)	145	151
2.754% due 11/01/2033 (e)	326	341
2.758% due 06/01/2030 - 12/01/2030	9	9
2.770% due 10/25/2021 (e)	51	54
2.775% due 05/01/2030 (e)	27	28
2.794% due 08/01/2034 (e)	585	612
2.800% due 06/01/2035 - 08/01/2035 (e)	276	289
2.805% due 10/01/2035 (e)	141	148
2.815% due 11/01/2034 (e)	95	99
2.816% due 11/01/2033 (e)	403	421
2.819% due 10/01/2033 (e)	190	198
2.824% due 08/01/2035 (e)	547	573
2.845% due 10/01/2035 (e)	191	200
2.854% due 04/25/2023 (e)	41	42
2.875% due 01/01/2035 (e)	520	537
2.891% due 10/01/2024 (e)	31	32
2.904% due 07/01/2027 - 11/01/2040	106	109
2.904% due 04/01/2035 (e)	134	140
2.917% due 04/01/2033 (e)	390	409
2.942% due 03/01/2034 (e)	531	551
2.963% due 07/01/2022 - 08/01/2032	21	22
3.018% due 04/01/2024	12	13
3.034% due 03/01/2035 (e)	603	629
3.086% due 10/01/2043	25	26
3.189% due 04/01/2040 (e)	908	956
3.310% due 02/25/2032 (e)	317	319
3.375% due 07/01/2017	22	23
3.406% due 01/01/2019 (e)	306	315
3.500% due 09/01/2013 (e)	64	66
3.508% due 12/01/2018	17	18
3.574% due 05/01/2036 (e)	1,138	1,147
3.636% due 07/01/2029 (e)	32	34
3.654% due 04/01/2036 (e)	724	754
3.656% due 09/01/2035 (e)	845	885
3.675% due 09/01/2033 (e)	1,414	1,475
3.703% due 03/01/2035 (e)	543	556
3.705% due 02/01/2035 (e)	119	125
3.769% due 09/01/2035 (e)	808	809
3.781% due 05/01/2037 (e)	924	957
3.842% due 05/01/2036 (e)	286	285
3.899% due 12/01/2018 (e)	27	28
3.950% due 07/01/2019	18	19
4.000% due 05/01/2011 - 12/25/2029 (e)	698	715
4.079% due 05/01/2036 (e)	352	358
4.147% due 02/01/2034 (e)	193	201
4.205% due 04/01/2034 (e)	125	130
4.213% due 07/01/2035 (e)	70	73
4.250% due 07/25/2017 (e)	616	637
4.277% due 08/25/2042 (e)	95	98
4.398% due 11/01/2033 (e)	1,092	1,146
4.443% due 03/01/2034 (e)	477	498
4.462% due 07/01/2017	21	20
4.486% due 04/01/2036 (e)	461	482
4.500% due 01/01/2013 - 05/25/2029 (e)	4,482	4,654
4.500% due 02/01/2013 - 09/25/2018	30	31
4.590% due 09/01/2018	20	21
4.616% due 09/01/2017 (e)	26	28
4.644% due 07/01/2019	20	21
4.654% due 06/01/2033 (e)	348	367
4.775% due 04/01/2018	1	1
4.808% due 01/01/2035 (e)	2,568	2,689
4.812% due 02/01/2036 (e)	273	286
4.842% due 04/01/2035 (e)	63	66
4.850% due 02/01/2013 (e)	79	83
4.986% due 01/01/2035 (e)	3,730	3,933
4.990% due 06/01/2021 (e)	30	31
5.000% due 05/01/2012 - 04/01/2014	46	48
5.000% due 09/01/2013 - 11/25/2035 (e)	2,536	2,599
5.032% due 07/01/2036 (e)	216	228
5.068% due 03/01/2033 (e)	159	168
5.075% due 01/01/2018	20	20
5.084% due 11/01/2036 (e)	198	208
5.090% due 04/01/2037 (e)	160	169
5.227% due 05/01/2036 (e)	291	306
5.240% due 01/01/2037	24	25
5.255% due 05/01/2035 - 03/01/2037 (e)	1,124	1,187
5.327% due 12/01/2032 (e)	150	160
5.330% due 03/01/2036 (e)	188	197
5.331% due 08/01/2024	10	10
5.368% due 03/01/2038 (e)	933	997
5.411% due 07/01/2019	17	17
5.424% due 10/01/2032 (e)	184	195
5.447% due 01/01/2036 (e)	97	103
5.496% due 01/01/2036 (e)	31	33
5.500% due 03/01/2012 - 02/01/2022 (e)	1,728	1,818
5.524% due 04/01/2036 (e)	29	31
5.525% due 10/01/2012	3	4
5.549% due 12/01/2036 (e)	648	685
5.576% due 06/01/2037 (e)	417	444
5.668% due 12/01/2036 (e)	73	77
5.697% due 07/01/2037 (e)	757	805
5.811% due 06/01/2036 (e)	526	551
5.864% due 07/01/2037 (e)	294	312
5.936% due 05/01/2036 (e)	496	534
5.950% due 02/25/2044 (e)	1,242	1,368
6.000% due 09/25/2014 - 08/25/2044 (e)	1,437	1,516
6.152% due 02/01/2037 (e)	176	187
6.179% due 09/01/2036 (e)	32	34
6.250% due 05/25/2042 (e)	79	91
6.465% due 12/25/2042 (e)	315	365
6.500% due 01/01/2016	11	12
6.500% due 07/25/2021 - 01/25/2044 (e)	2,952	3,285
6.605% due 11/01/2014	12	12
6.750% due 02/01/2015	4	4
7.000% due 09/01/2011 - 02/25/2044 (e)	700	775
7.500% due 12/01/2014 - 05/25/2042 (e)	133	148
7.500% due 05/01/2028	20	22
8.000% due 08/25/2022 - 10/01/2026 (e)	314	364
9.000% due 03/25/2020 - 01/01/2026 (e)	270	312
9.500% due 07/01/2021 (e)	52	62
Federal Housing Administration
7.430% due 07/01/2018 - 07/25/2022	580	577
Freddie Mac
0.510% due 07/15/2034 (e)	524	523
0.521% due 08/25/2031	1,218	1,185
0.541% due 09/25/2031	727	689
0.560% due 04/15/2035	7	7
0.560% due 03/15/2036 (e)	33	33
0.610% due 02/15/2018 - 03/15/2029 (e)	1,387	1,394

0.611% due 06/25/2029	171	149
0.660% due 07/15/2026 - 01/15/2033 (e)	533	535
0.661% due 05/25/2043 (e)	2,260	2,197
0.710% due 08/15/2029 (e)	188	189
0.760% due 01/15/2032 (e)	50	50
0.762% due 03/15/2024 - 09/15/2026 (e)	344	345
0.810% due 08/15/2029 - 03/15/2032 (e)	652	656
0.812% due 05/15/2023 - 10/15/2026 (e)	636	637
0.860% due 06/15/2029 - 12/15/2031 (e)	980	986
0.912% due 08/15/2022 - 03/15/2023 (e)	479	479
1.012% due 04/15/2022 (e)	82	82
1.542% due 10/25/2044 - 02/25/2045 (e)	1,952	1,913
1.742% due 07/25/2044 (e)	9,085	8,911
2.087% due 12/01/2035 (e)	196	203
2.204% due 10/15/2013 (e)	62	63
2.290% due 09/01/2034 (e)	170	170
2.306% due 11/01/2035	9	9
2.315% due 04/01/2035 (e)	1,376	1,420
2.336% due 02/01/2035 (e)	281	288
2.362% due 03/01/2035 (e)	223	231
2.364% due 08/01/2033 (e)	79	82
2.386% due 10/01/2027 (e)	33	33
2.387% due 01/01/2028	13	14
2.455% due 02/01/2034 (e)	386	398
2.457% due 11/01/2029 (e)	187	195
2.469% due 10/01/2033 (e)	620	644
2.472% due 04/01/2036 (e)	466	486
2.474% due 11/01/2033 (e)	92	95
2.475% due 11/01/2033 (e)	167	174
2.480% due 12/01/2033 (e)	491	511
2.481% due 01/01/2034 (e)	92	95
2.482% due 12/01/2033 (e)	265	275
2.487% due 11/01/2034 (e)	530	550
2.491% due 10/01/2033 (e)	454	472
2.496% due 10/01/2034 (e)	532	552
2.499% due 10/01/2034 (e)	1,014	1,052
2.500% due 12/01/2032 - 12/01/2034 (e)	1,889	1,958
2.505% due 12/01/2035 (e)	49	52
2.510% due 10/01/2029 (e)	29	31
2.512% due 11/01/2031 (e)	147	154
2.516% due 03/01/2030 (e)	100	104
2.547% due 02/01/2035 (e)	401	418
2.574% due 09/01/2034 (e)	1,087	1,130
2.581% due 01/01/2030 (e)	297	311
2.582% due 09/01/2034 (e)	247	257
2.599% due 03/01/2034 (e)	207	215
2.600% due 04/01/2034 (e)	552	575
2.601% due 11/01/2034 (e)	721	751
2.604% due 04/01/2034 (e)	229	238
2.605% due 03/01/2034 - 04/01/2034 (e)	3,251	3,384
2.606% due 05/01/2034 (e)	797	832
2.607% due 08/01/2034 (e)	948	989
2.609% due 12/01/2034 (e)	1,796	1,880
2.617% due 09/01/2035 (e)	213	222
2.624% due 03/01/2032 (e)	294	306
2.625% due 04/01/2032 (e)	477	497
2.628% due 08/01/2015 (e)	33	34
2.640% due 12/01/2035 (e)	359	376
2.646% due 12/01/2034 (e)	49	51
2.658% due 09/01/2035 (e)	223	232
2.669% due 07/01/2033 (e)	94	98
2.679% due 08/01/2036 (e)	350	366
2.687% due 09/01/2035 (e)	337	339
2.689% due 07/01/2034 (e)	273	285
2.710% due 09/01/2035 (e)	484	505
2.725% due 09/01/2030 (e)	129	135
2.735% due 04/01/2034	24	25
2.735% due 08/01/2035 (e)	774	809
2.741% due 06/01/2036 (e)	411	411
2.754% due 07/01/2033 (e)	908	949
2.769% due 08/01/2035	19	20
2.770% due 01/01/2035 (e)	57	59
2.785% due 11/01/2034 (e)	343	360
2.786% due 04/01/2035 (e)	154	161
2.792% due 10/01/2035 (e)	807	846
2.800% due 07/01/2035 (e)	32	33
2.801% due 06/01/2035 (e)	72	76
2.841% due 09/01/2034 (e)	99	103
2.860% due 12/01/2034 (e)	70	73
2.904% due 02/01/2019 (e)	83	86
2.911% due 08/01/2035 (e)	963	1,008
2.939% due 08/01/2023	20	21
2.953% due 03/01/2035 (e)	296	310
2.963% due 01/01/2030 (e)	139	143
3.004% due 09/01/2035 (e)	63	66
3.015% due 12/01/2035 (e)	406	424
3.022% due 09/01/2035 (e)	82	86
3.024% due 05/01/2035 (e)	656	689
3.066% due 03/01/2035 (e)	446	468
3.192% due 01/01/2036 (e)	278	289
3.196% due 08/01/2036 (e)	1,338	1,401
3.205% due 05/01/2035 (e)	361	375
3.396% due 02/01/2036 (e)	78	81
3.399% due 12/01/2024 (e)	244	249
3.419% due 11/01/2024 (e)	235	236
3.500% due 03/15/2018	23	23
3.754% due 07/01/2036 (e)	642	645
4.000% due 09/15/2015 - 02/15/2017	35	36
4.000% due 05/15/2016 - 10/15/2026 (e)	1,633	1,669
4.184% due 01/01/2034 (e)	4,247	4,421
4.500% due 08/01/2013 - 08/15/2034 (e)	3,065	3,114
4.500% due 01/15/2016 - 02/15/2027	78	79
4.578% due 02/01/2036 (e)	79	83
4.629% due 02/01/2036 (e)	52	54
4.734% due 11/01/2034 (e)	1,904	1,975
4.750% due 12/15/2016 - 01/15/2031 (e)	113	116
4.816% due 02/01/2035 (e)	1,002	1,051
4.822% due 07/01/2019	8	8
4.853% due 07/01/2035 (e)	793	832
4.881% due 01/01/2035 (e)	532	557
4.904% due 01/01/2036 (e)	75	79
4.920% due 07/01/2033 (e)	29	31
4.991% due 08/01/2035 (e)	310	328
5.000% due 11/15/2011 - 01/15/2018 (e)	973	993
5.000% due 10/01/2012 - 11/15/2016	27	28
5.017% due 05/01/2033	16	17
5.054% due 10/01/2034	11	12
5.168% due 02/01/2036	9	9
5.173% due 11/01/2033 (e)	1,149	1,223
5.196% due 03/01/2036 (e)	996	1,038
5.211% due 06/01/2035	13	13
5.223% due 11/01/2034 (e)	496	519
5.267% due 02/01/2037 (e)	63	66
5.273% due 09/01/2035 (e)	294	312
5.333% due 04/01/2036 - 12/01/2036 (e)	673	709
5.397% due 11/01/2036 (e)	1,496	1,570
5.420% due 02/01/2036 (e)	131	137
5.500% due 07/01/2012 - 10/15/2032 (e)	1,981	2,096
5.500% due 10/01/2012 - 08/15/2030	48	50
5.588% due 12/01/2036 (e)	2,233	2,361
5.657% due 03/01/2036 (e)	76	81
5.688% due 03/01/2036 (e)	567	595
5.741% due 11/01/2036 (e)	59	62
5.770% due 01/01/2037 (e)	45	47
5.964% due 07/01/2036	13	13
5.998% due 11/01/2036 (e)	37	39
6.000% due 04/01/2016 - 05/01/2035 (e)	3,538	3,785
6.000% due 03/15/2028 - 01/15/2029	39	40
6.007% due 04/01/2037 (e)	830	875
6.040% due 01/01/2037 (e)	72	76
6.250% due 12/15/2023 (e)	34	39
6.500% due 05/15/2012	3	3
7.000% due 06/01/2017	4	4
7.000% due 10/15/2022 - 07/15/2027 (e)	418	474
8.500% due 11/15/2021 (e)	294	352
Ginnie Mae
0.461% due 01/16/2031 (e)	80	80
0.611% due 06/20/2032 (e)	96	96
0.661% due 03/16/2029 - 02/16/2032 (e)	985	987
0.711% due 03/16/2031 (e)	138	139
0.761% due 04/16/2030 - 04/16/2032 (e)	231	233
0.811% due 10/16/2029 (e)	118	118
2.625% due 07/20/2026 - 09/20/2032 (e)	1,546	1,586
3.125% due 10/20/2029 (e)	1,159	1,193
3.250% due 01/20/2030	14	14
3.375% due 02/20/2025	23	24
3.375% due 01/20/2027 - 04/20/2033 (e)	792	817
4.500% due 08/20/2035 (e)	154	158
6.000% due 01/15/2032 - 03/15/2032	11	12
8.000% due 06/20/2025	2	2
8.500% due 12/20/2026 - 11/20/2027	33	40

Total U.S. Government Agencies (Cost $192,541)		198,776

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
0.375% due 10/31/2012	900	897
0.500% due 11/30/2012	187	187
2.375% due 08/31/2014 (d)	700	725

Total U.S. Treasury Obligations (Cost $1,814)		1,809

MORTGAGE-BACKED SECURITIES 68.2%
ABN AMRO Mortgage Corp.
5.000% due 07/25/2018	661	690
Adjustable Rate Mortgage Trust
0.511% due 10/25/2035	26	20
0.631% due 02/25/2035	977	884
1.001% due 01/25/2035	445	434
2.908% due 01/25/2035	1,919	1,901
3.098% due 03/25/2035	23	22
4.878% due 01/25/2035	4,827	4,846
5.319% due 11/25/2035	750	608
American Home Mortgage Investment Trust
0.611% due 02/25/2044	13	13
1.957% due 09/25/2045	947	830
2.159% due 09/25/2035	25,000	23,844
2.261% due 02/25/2045	2,293	2,080
2.264% due 10/25/2034	757	672
2.283% due 02/25/2044	56	56
Arkle Master Issuer PLC
0.374% due 02/17/2052	29,000	28,724
Banc of America Alternative Loan Trust
0.761% due 04/25/2033	508	486
5.000% due 06/25/2019	984	1,002
6.000% due 04/25/2036	1,526	1,474
Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049	1,100	1,142
Banc of America Funding Corp.
0.341% due 07/20/2036	141	140
2.845% due 03/20/2035	126	121
3.071% due 11/20/2034	4,923	4,048
5.319% due 11/20/2035	649	470
Banc of America Large Loan, Inc.
0.770% due 08/15/2029	10,283	9,565
Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033	1,324	1,340
3.013% due 04/25/2034	544	529
3.110% due 09/25/2033	12,651	12,494
3.117% due 01/25/2034	167	155
3.165% due 11/25/2034	77	73
3.167% due 09/25/2033	655	666
3.223% due 11/25/2033	368	359
3.235% due 10/25/2034	86	82
3.481% due 02/25/2034	1,712	1,617
3.554% due 01/25/2035	199	176
3.596% due 02/25/2033	412	352
5.000% due 12/25/2018	148	151
5.189% due 10/25/2035	605	554
6.500% due 09/25/2033	999	1,036
BCAP LLC Trust
0.381% due 07/26/2036	11,230	10,761
0.451% due 12/21/2046	5,701	5,510
0.471% due 02/26/2036	11,935	10,703
2.011% due 11/26/2045	9,622	9,532
2.620% due 10/26/2035	7,265	6,792
2.862% due 05/20/2035	8,542	8,493
2.925% due 07/26/2036	11,209	11,124
2.956% due 11/26/2035	3,617	3,592
2.992% due 11/26/2035	10,700	10,149
3.247% due 09/26/2035	10,032	9,459
4.199% due 02/26/2036	16,874	16,643
5.000% due 07/26/2035	8,270	8,343
5.000% due 05/26/2036	8,753	8,707
5.000% due 10/26/2037	3,425	3,454
5.017% due 10/26/2036	5,482	5,551
5.250% due 05/26/2037	352	358
5.251% due 10/26/2035	3,983	4,065
5.278% due 06/26/2035	9,895	9,980
5.280% due 05/26/2037	10,137	10,433
5.326% due 05/26/2047	10,241	10,471
5.375% due 03/26/2037	3,988	3,976
5.402% due 07/26/2036	4,907	4,634
5.411% due 04/26/2037	4,650	4,722
5.415% due 12/26/2036	8,910	8,971
5.462% due 04/26/2037	7,808	7,712
5.500% due 12/26/2035	13,213	13,208
5.500% due 02/26/2036	7,475	7,661
5.549% due 06/26/2037	3,566	3,681
5.628% due 07/26/2037	3,768	3,752
5.721% due 02/26/2037	4,989	5,009
5.735% due 07/26/2037	3,830	3,863
5.781% due 07/26/2037	6,395	6,382
5.831% due 05/26/2037	9,657	9,607
5.869% due 06/26/2047	5,258	5,305
5.873% due 07/26/2037	5,570	5,619
6.000% due 08/26/2037	10,660	11,143
6.500% due 02/26/2036	9,090	9,097
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 10/25/2035	4,328	3,893
2.730% due 03/25/2035	3,336	3,185
2.775% due 08/25/2033	663	655
2.818% due 10/25/2033	97	95
2.850% due 04/25/2033	421	409
2.871% due 10/25/2035	13,844	13,426
2.909% due 11/25/2034	2,227	2,086
2.926% due 01/25/2034	530	526
2.948% due 01/25/2035	243	223
2.976% due 05/25/2033	2	2
3.051% due 10/25/2034	296	268
3.102% due 02/25/2033	19	18
3.113% due 01/25/2034	1,148	1,105
3.118% due 02/25/2034	1,425	1,274
3.187% due 10/25/2034	6,284	5,191
3.269% due 07/25/2034	212	196
3.436% due 12/25/2035	1,164	1,120
3.591% due 02/25/2034	305	296
4.801% due 10/25/2033	4	4
4.886% due 10/25/2033	2	2
4.995% due 01/25/2035	191	179
5.489% due 04/25/2033	87	84
5.668% due 02/25/2033	61	61
Bear Stearns Alt-A Trust
0.421% due 02/25/2034	1,222	976
0.431% due 08/25/2036	24	11
2.875% due 05/25/2035	164	129
2.972% due 11/25/2035	43	3
5.305% due 11/25/2036	738	462
Bear Stearns Commercial Mortgage Securities
5.016% due 02/11/2044	1,104	1,122
5.243% due 12/11/2038	800	808
Chase Mortgage Finance Corp.
2.951% due 12/25/2035	919	882
3.051% due 02/25/2037	5,211	2,872
5.295% due 12/25/2035	396	367
Citicorp Mortgage Securities, Inc.
5.000% due 02/25/2035	200	199
5.500% due 09/25/2035	242	243
Citigroup Mortgage Loan Trust, Inc.
1.061% due 08/25/2035	696	460
1.518% due 08/25/2034	35	35
2.820% due 12/25/2035	561	515
3.204% due 03/25/2034	158	155
4.900% due 12/25/2035	1,772	1,681
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	537	416
Commercial Mortgage Pass-Through Certificates
0.440% due 06/15/2022	10,000	9,228
0.761% due 07/16/2034	11,124	11,102
Countrywide Alternative Loan Trust
0.461% due 06/25/2037	4,262	2,501
0.661% due 03/25/2034	193	193
3.816% due 06/25/2037	6,018	875
5.305% due 10/25/2035	455	383
5.500% due 02/25/2034	134	136
5.859% due 08/25/2036	870	879
Countrywide Home Loan Mortgage Pass-Through Trust
0.611% due 08/25/2035	683	506
0.801% due 02/25/2035	476	403
2.888% due 06/20/2035	746	619
2.935% due 08/25/2034	7,096	6,497
3.038% due 08/25/2034	4,987	4,285
3.070% due 04/20/2035	5,638	5,396
3.121% due 11/25/2034	8,460	6,875
3.241% due 11/19/2033	41	31
3.321% due 08/25/2033	498	456
4.186% due 11/19/2033	284	282
4.500% due 10/25/2018	90	90
4.687% due 12/25/2033	405	409
5.000% due 05/25/2034	811	811
5.250% due 02/20/2036	98	66
5.500% due 10/25/2035	2,415	1,963
5.500% due 11/25/2035	963	830
Credit Suisse First Boston Mortgage Securities Corp.
2.112% due 07/25/2033	118	114
2.528% due 07/25/2033	1,062	1,000
2.697% due 10/25/2033	3,196	3,135
2.811% due 01/25/2034	4,530	4,288
2.845% due 11/25/2032	36	35
5.021% due 03/25/2034	94	82
5.500% due 08/25/2034	74	74
6.500% due 04/25/2033	161	163
6.574% due 12/15/2035	3,500	3,639
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	800	814
5.735% due 07/26/2037	11,925	12,183
7.000% due 08/26/2036	11,894	12,093
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	700	718
Deutsche ALT-A Securities, Inc.
0.361% due 10/25/2036	21	7
5.000% due 10/25/2018	441	449
5.250% due 06/25/2035	955	899
Deutsche Mortgage Securities, Inc.
5.209% due 06/26/2035	1,840	1,845
First Horizon Alternative Mortgage Securities
2.349% due 08/25/2034	1,359	1,177
2.376% due 07/25/2035	462	327
2.570% due 09/25/2035	136	101
First Horizon Asset Securities, Inc.
0.531% due 02/25/2035	286	231
0.757% due 02/25/2035	1,359	1,072
2.811% due 02/25/2035	569	560
2.853% due 08/25/2035	974	839
2.875% due 04/25/2035	1,840	1,718
First Republic Mortgage Loan Trust
0.610% due 11/15/2031	415	380
0.660% due 11/15/2032	632	605
0.741% due 06/25/2030	382	369
First Union National Bank Commercial Mortgage
7.868% due 10/15/2032	165	165

GMAC Mortgage Corp. Loan Trust
5.193% due 11/19/2035	700	623
5.500% due 09/25/2034	349	354
Granite Master Issuer PLC
0.301% due 12/20/2054	151	141
0.331% due 12/20/2054	4,998	4,653
0.351% due 12/17/2054	3,987	3,712
0.351% due 12/20/2054	2,753	2,563
Greenwich Capital Commercial Funding Corp.
0.406% due 11/05/2021	7,856	7,541
GS Mortgage Securities Corp. II
0.446% due 03/06/2020	5,000	4,695
1.316% due 03/06/2020	3,000	2,618
GSR Mortgage Loan Trust
0.451% due 08/25/2046	2,684	2,258
0.611% due 01/25/2034	1,484	1,304
2.050% due 03/25/2033	60	60
2.574% due 06/25/2034	70	64
2.915% due 08/25/2034	453	417
2.944% due 05/25/2035	450	379
2.987% due 12/25/2034	3,282	3,271
3.947% due 06/25/2034	639	599
5.000% due 08/25/2019	216	223
6.000% due 03/25/2032	25	25
GSRPM Mortgage Loan Trust
0.661% due 11/25/2031	209	202
Harborview Mortgage Loan Trust
0.451% due 02/19/2046	2,127	1,299
0.461% due 02/19/2046	112	63
0.481% due 05/19/2035	128	84
2.318% due 08/19/2034	3,050	2,541
2.484% due 06/19/2034	9,823	8,627
3.072% due 05/19/2033	1,865	1,865
Impac CMB Trust
0.581% due 08/25/2035	4,036	3,125
0.781% due 04/25/2035	2,526	2,034
Indymac ARM Trust
1.959% due 01/25/2032	68	53
Indymac Index Mortgage Loan Trust
0.361% due 02/25/2037	97	96
0.451% due 09/25/2046	1,008	604
0.481% due 04/25/2046	1,650	974
1.041% due 05/25/2034	466	323
JPMorgan Alternative Loan Trust
0.761% due 06/27/2037	23,141	19,758
5.500% due 11/25/2036	3,481	3,216
JPMorgan Chase Commercial Mortgage Securities Corp.
0.350% due 11/15/2018	3,034	2,962
5.336% due 05/15/2047	16,100	16,734
JPMorgan Mortgage Trust
2.190% due 11/25/2033	98	98
2.685% due 12/25/2034	128	121
2.973% due 11/25/2033	192	192
2.974% due 07/25/2035	2,240	2,173
2.992% due 11/25/2035	6,786	6,536
3.112% due 07/25/2035	2,204	1,738
3.151% due 08/25/2035	233	233
4.308% due 04/25/2035	130	130
4.485% due 06/25/2035	61	63
4.634% due 09/25/2034	8	8
4.823% due 12/25/2034	2,737	2,732
4.862% due 04/25/2035	2,204	2,083
5.036% due 02/25/2035	8,840	8,872
5.139% due 10/25/2035	900	635
5.290% due 07/25/2035	3,292	3,261
5.388% due 07/25/2035	327	325
MASTR Adjustable Rate Mortgages Trust
2.607% due 02/25/2034	553	482
2.769% due 09/25/2033	1,773	1,601
2.899% due 11/21/2034	8,115	8,047
2.912% due 07/25/2034	4,107	3,682
2.950% due 08/25/2034	2,187	1,738
3.126% due 01/25/2036	629	552
5.178% due 01/25/2034	211	201
MASTR Asset Securitization Trust
5.250% due 12/25/2033	25	25
5.500% due 09/25/2033	4,200	4,323
5.750% due 05/25/2036	1,216	1,247
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,000	1,023
5.485% due 03/12/2051	500	511
Merrill Lynch Floating Trust
0.330% due 06/15/2022	811	787
Merrill Lynch Mortgage Investors, Inc.
2.752% due 06/25/2035	2,167	1,923
2.773% due 02/25/2035	701	662
3.157% due 09/25/2033	35	33
3.377% due 02/25/2034	169	173
MLCC Mortgage Investors, Inc.
0.571% due 08/25/2028	253	242
0.921% due 06/25/2028	743	721
1.354% due 03/25/2028	1,618	1,444
2.208% due 04/25/2029	2,520	2,425
2.329% due 12/25/2034	648	621
2.340% due 04/25/2035	275	269
Morgan Stanley Capital I
0.321% due 10/15/2020	2,148	2,066
4.690% due 06/13/2041	3,056	3,055
5.692% due 04/15/2049	600	623
Morgan Stanley Mortgage Loan Trust
2.561% due 07/25/2034	447	449
2.618% due 02/25/2034	28	27
Nomura Asset Acceptance Corp.
0.611% due 12/25/2034	1	1
0.651% due 10/25/2034	33	31
2.302% due 10/25/2034	6	6
2.730% due 10/25/2035	118	90
3.552% due 05/25/2035	286	275
Opteum Mortgage Acceptance Corp.
0.521% due 07/25/2035	1,776	1,679
PNC Mortgage Acceptance Corp.
6.800% due 03/12/2034	150	151
Prime Mortgage Trust
0.661% due 02/25/2019	5	5
0.661% due 02/25/2034	19	18
5.000% due 08/25/2034	880	902
6.000% due 02/25/2034	96	99
Provident Funding Mortgage Loan Trust
3.042% due 05/25/2035	180	156
RBSCF Trust
6.068% due 09/17/2039	3,500	3,703
RBSSP Resecuritization Trust
0.575% due 08/26/2045	920	776
0.755% due 09/26/2036	11,098	10,154
3.276% due 05/26/2037	13,094	12,851
5.302% due 12/26/2036	12,386	12,352
5.974% due 10/26/2036	16,086	15,846
Residential Accredit Loans, Inc.
0.661% due 01/25/2033	1,024	926
0.691% due 02/25/2033	681	631
3.359% due 04/25/2035	11	2
5.500% due 08/25/2034	342	348
Residential Asset Mortgage Products, Inc.
6.500% due 12/25/2031	244	243
7.500% due 12/25/2031	1,393	1,406
Residential Asset Securitization Trust
0.761% due 03/25/2033	139	134
3.750% due 10/25/2018	37	37
5.250% due 04/25/2034	918	944
Residential Funding Mortgage Securities I
5.000% due 04/25/2018	31	31
5.602% due 02/25/2036	464	325
6.500% due 03/25/2032	61	63
Sequoia Mortgage Trust
0.641% due 04/20/2033	169	161
0.661% due 10/20/2027	719	689
0.974% due 05/20/2034	1,588	1,328
1.973% due 07/20/2034	107	94
Structured Adjustable Rate Mortgage Loan Trust
0.481% due 05/25/2037	14,892	9,082
0.501% due 03/25/2035	297	176
0.561% due 09/25/2034	383	159
0.631% due 01/25/2035	358	352
2.604% due 07/25/2034	426	388
2.706% due 03/25/2034	133	133
2.715% due 09/25/2034	904	794
2.737% due 08/25/2034	2,558	2,258
2.746% due 08/25/2034	4,239	3,799
2.817% due 03/25/2034	650	633
4.835% due 06/25/2034	2,979	2,758
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	481	482
0.601% due 11/19/2033	155	137
0.601% due 05/19/2035	656	562
0.611% due 03/19/2034	367	332
1.101% due 02/19/2033	841	666
Structured Asset Securities Corp.
2.154% due 05/25/2032	63	55
2.308% due 07/25/2032	32	24
2.728% due 11/25/2033	231	219
2.765% due 09/25/2033	223	206
2.856% due 10/25/2035	464	373
5.397% due 03/25/2033	1,405	1,371
Thornburg Mortgage Securities Trust
0.371% due 11/25/2046	1,344	1,327
0.373% due 07/25/2036	2,527	2,507
2.608% due 04/25/2045	585	578
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	5,660	5,516
WaMu Mortgage Pass-Through Certificates
0.481% due 08/25/2046	4,364	1,218
0.551% due 07/25/2045	4,674	4,067
0.551% due 10/25/2045	7,790	6,626
0.571% due 01/25/2045	5,837	5,030
0.581% due 08/25/2045	473	404
0.610% due 11/25/2034	187	166
0.801% due 12/25/2027	5,928	5,263
1.328% due 08/25/2046	205	135
1.528% due 11/25/2042	456	406
1.728% due 08/25/2042	41	37
1.828% due 11/25/2046	4,090	2,998
2.624% due 10/25/2033	1,299	1,261
2.701% due 06/25/2033	1,090	1,080
2.717% due 08/25/2033	1,944	961
2.721% due 10/25/2035	4,291	923
2.770% due 09/25/2035	1,329	1,136
2.785% due 03/25/2034	3,907	3,702
3.154% due 05/25/2046	1,292	941
3.154% due 08/25/2046	4,727	3,600

3.154% due 09/25/2046	463	350
5.500% due 06/25/2034	503	515
5.721% due 02/25/2037	1,114	869
Washington Mutual MSC Mortgage Pass-Through Certificates
2.204% due 02/25/2031	1	1
2.581% due 06/25/2033	88	86
2.698% due 01/25/2035	5,231	5,003
2.720% due 02/25/2033	66	62
2.766% due 02/25/2033	66	61
2.799% due 11/25/2030	488	435
7.000% due 03/25/2034	356	371
Wells Fargo Mortgage-Backed Securities Trust
0.761% due 07/25/2037	1,302	1,080
2.761% due 11/25/2034	28	28
2.774% due 09/25/2033	77	77
2.844% due 06/25/2035	3,540	3,424
2.856% due 12/25/2034	1,368	1,330
2.872% due 09/25/2034	774	751
2.879% due 06/25/2035	252	246
2.884% due 09/25/2034	3,175	3,238
2.898% due 10/25/2035	1,344	1,323
2.904% due 04/25/2036	93	85
2.913% due 04/25/2035	891	847
3.425% due 03/25/2036	5,541	4,928
4.434% due 10/25/2033	385	387
4.500% due 08/25/2018	1,381	1,419
4.500% due 11/25/2018	3,108	3,150
4.500% due 05/25/2034	84	87
4.560% due 12/25/2033	791	808
4.638% due 08/25/2034	5,145	5,172
4.682% due 12/25/2033	925	959
4.705% due 01/25/2034	1,211	1,232
4.745% due 06/25/2034	430	449
4.750% due 10/25/2018	936	935
4.848% due 05/25/2034	27	28
4.861% due 01/25/2034	818	820
4.911% due 01/25/2035	2,461	2,483
5.000% due 07/25/2019	44	45
5.066% due 09/25/2035	269	269
5.199% due 10/25/2035	452	449
5.366% due 08/25/2035	1,158	1,160
6.000% due 09/25/2036	467	428

Total Mortgage-Backed Securities (Cost $912,655)		886,550

ASSET-BACKED SECURITIES 16.1%
Accredited Mortgage Loan Trust
0.641% due 01/25/2034	306	212
AMMC CDO
0.539% due 08/08/2017	6,350	6,004
Anthracite CDO I Ltd.
0.711% due 05/24/2017	4,890	4,670
Argent Securities, Inc.
1.296% due 03/25/2034	918	837
Aurum CLO 2002-1 Ltd.
0.719% due 04/15/2014	1,958	1,926
Babson CLO Ltd.
0.536% due 07/20/2019	18,506	17,268
BankAmerica Manufactured Housing Contract Trust
6.940% due 04/10/2023	5,026	5,105
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036	190	183
0.331% due 12/25/2036	39	36
0.411% due 08/25/2036	32	32
0.591% due 01/25/2036	111	110
3.221% due 10/25/2036	3,441	2,519
3.359% due 10/25/2036	4,456	3,066
3.990% due 10/25/2036	5,914	3,830
Bear Stearns Second Lien Trust
1.061% due 12/25/2036	21,100	1,935
Callidus Debt Partners Fund Ltd.
0.549% due 04/17/2020	14,934	13,830
Capital Auto Receivables Asset Trust
1.710% due 10/15/2012	898	901
Carrington Mortgage Loan Trust
0.361% due 06/25/2037	5,426	4,922
0.441% due 02/25/2036	370	328
Citibank Credit Card Issuance Trust
0.329% due 12/17/2018	4,000	3,887
Citigroup Mortgage Loan Trust, Inc.
0.361% due 10/25/2036	555	554
0.361% due 11/25/2036	656	641
0.711% due 07/25/2044	455	378
Conseco Financial Corp.
6.240% due 12/01/2028	598	593
Countrywide Asset-Backed Certificates
0.371% due 10/25/2046	26	26
0.491% due 09/25/2034	288	272
0.521% due 05/25/2036	4,728	4,110
Educational Services of America, Inc.
1.138% due 07/25/2023	4,304	4,307
Ford Credit Auto Owner Trust
1.680% due 06/15/2012	888	891
3.960% due 04/15/2012	134	135
GSAA Trust
5.242% due 06/25/2034	84	82
6.000% due 04/01/2034	377	382
Home Equity Asset Trust
0.861% due 11/25/2032	8	6
Home Equity Mortgage Trust
5.821% due 04/25/2035	947	634
HSBC Home Equity Loan Trust
0.441% due 01/20/2036	2,850	2,636
1.061% due 11/20/2036	898	898
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036	48	38
0.371% due 12/25/2036	9,000	4,255
Indymac Residential Asset-Backed Trust
0.391% due 04/25/2047	132	131
0.781% due 10/25/2035	1,600	167
Irwin Home Equity Corp.
0.801% due 07/25/2032	229	111
JPMorgan Mortgage Acquisition Corp.
0.331% due 01/25/2037	3,093	2,972
0.341% due 03/25/2037	189	178
0.348% due 07/25/2036	4,684	4,535
0.351% due 10/25/2036	253	247
Lehman XS Trust
0.411% due 04/25/2037	11,649	8,289
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034	940	778
0.961% due 03/25/2032	51	43
Loomis Sayles CBO
0.518% due 10/26/2020	2,955	2,654
Massachusetts Educational Financing Authority
1.238% due 04/25/2038	8,490	8,528
Merrill Lynch Mortgage Investors, Inc.
0.441% due 09/25/2036	721	272
5.666% due 05/25/2046	373	372
Morgan Stanley ABS Capital I
0.311% due 11/25/2036	5	5
Morgan Stanley IXIS Real Estate Capital Trust
0.371% due 11/25/2036	15,000	6,858
Morgan Stanley Mortgage Loan Trust
0.331% due 01/25/2047	2,040	1,871
Nationstar Home Equity Loan Trust
0.381% due 04/25/2037	1,401	1,372
Nationstar NIM Trust
8.000% due 06/25/2037	24	0
Navigare Funding CLO Ltd.
0.544% due 05/20/2019	3,600	3,321
Navigator CDO Ltd.
1.136% due 11/15/2015	1,654	1,596
New Century Home Equity Loan Trust
0.521% due 06/25/2035	1,312	1,251
Option One Mortgage Loan Trust
0.901% due 07/25/2033	356	291
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	3,800	3,787
Primus CLO Ltd.
0.522% due 07/15/2021	16,254	14,119
Renaissance Home Equity Loan Trust
0.961% due 08/25/2032	10	8
1.361% due 09/25/2037	6,011	4,881
Residential Asset Mortgage Products, Inc.
0.331% due 02/25/2037	384	382
8.500% due 12/25/2031	2,213	2,272
Residential Asset Securities Corp.
0.331% due 02/25/2037	449	441
0.371% due 07/25/2036	55	55
0.371% due 04/25/2037	1,675	1,643
SACO I, Inc.
1.021% due 11/25/2035	786	599
Saxon Asset Securities Trust
8.285% due 12/25/2032	2,919	2,951
Securitized Asset-Backed Receivables LLC Trust
0.341% due 11/25/2036	4,720	1,746
SLM Student Loan Trust
0.000% due 01/27/2042	11,150	10,793
0.378% due 04/25/2022	295	294
0.418% due 04/25/2017	5,995	5,989
0.502% due 12/17/2018	472	470
1.788% due 04/25/2023	1,849	1,911
Soundview Home Equity Loan Trust
0.411% due 06/25/2037	35,000	15,897
Specialty Underwriting & Residential Finance
0.941% due 01/25/2034	50	41
Stone Tower CLO Ltd.
0.608% due 08/21/2013	539	520
Structured Asset Securities Corp.
0.311% due 09/25/2036	79	78
0.311% due 10/25/2036	11	11
0.341% due 01/25/2037	158	154
0.551% due 01/25/2033	607	554
0.911% due 05/25/2034	273	250
Trapeza CDO I LLC
1.093% due 11/16/2034	1,000	301
WMC Mortgage Loan Pass-Through Certificates
0.940% due 05/15/2030	151	129

Total Asset-Backed Securities (Cost $273,765)		208,557

SOVEREIGN ISSUES 0.8%
Export-Import Bank of Korea
1.352% due 03/13/2012	10,000	9,997

Total Sovereign Issues (Cost $10,000)		9,997

	SHARES
PREFERRED SECURITIES 0.2%
BANKING & FINANCE 0.2%
DG Funding Trust
0.681% due 03/13/2012	267	2,038

Total Preferred Securities (Cost $2,003)		2,038

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 4.6%
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2011	$1,694	1,694

(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,729. Repurchase proceeds are $1,694.)
U.S. TREASURY BILLS 0.6%
0.161% due 01/06/2011 - 06/09/2011 (b)(d)	7,674	7,673

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 3.9%
	5,064,614	50,727

Total Short-Term Instruments (Cost $60,093)		60,094

Total Investments 127.5% (Cost $1,740,064)		$1,656,183
Other Assets and Liabilities (Net) (27.5%)		(357,297)

Net Assets 100.0%		$1,298,886

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security is in default.

(b)	Coupon represents a weighted average yield.

(c)	Affiliated to the Portfolio.

(d)	Securities with an aggregate market value of $7,675 have been pledged as collateral as of December 31, 2010 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(e)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $322,868 at a weighted average interest rate of 0.363%. On December 31, 2010, securities valued at $375,513 were pledged as collateral for reverse repurchase agreements.

(f)	Swap agreements outstanding on December 31, 2010:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	$2,500	$682	$0	$682
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	500	125	0	125
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	2,000	568	0	568

						$1,375	$0	$1,375

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.094%	$2,600	$(463)	$(256)	$(207)
AutoZone, Inc.	JPM	(0.650%	)	12/20/2012	0.321%	3,000	(20)	0	(20)
Bank of America Corp.	DUB	(0.180%	)	12/20/2016	1.824%	10,000	874	0	874
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	0.298%	2,500	(3)	0	(3)
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.947%	3,000	165	0	165
Consumers Energy Co.	BOA	(0.090%	)	03/20/2012	0.402%	3,000	11	0	11
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	2.363%	5,000	408	0	408
HSBC Finance Corp.	BNP	(0.165%	)	12/20/2013	0.545%	5,000	56	0	56
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	0.992%	3,000	119	0	119
iStar Financial, Inc.	RBS	(0.565%	)	12/20/2013	7.770%	6,000	910	0	910
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.220%	4,100	2	0	2
Lennar Corp.	JPM	(0.660%	)	12/20/2011	1.288%	3,000	18	0	18
ORIX Corp.	MLP	(0.280%	)	12/20/2011	0.765%	5,000	23	0	23
Progress Energy, Inc.	MLP	(0.100%	)	03/20/2011	0.113%	3,348	0	0	0
Rio Tinto Alcan, Inc.	JPM	(0.420%	)	06/20/2015	0.169%	2,500	(28)	0	(28)
Sealed Air Corp.	MSC	(0.590%	)	09/20/2013	0.853%	5,000	34	0	34
SLM Corp.	RBS	(0.190%	)	12/20/2011	0.829%	8,000	49	0	49

							$2,155	$(256)	$2,411

Credit Default Swaps on Corporate Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	BOA	1.000%	09/20/2015	1.557%	$2,600	$(63)	$(175)	$112

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1 Index	BOA	0.180%	07/25/2045	$10,815	$(1,304)	$(1,352)	$48
ABX.HE.PENAAA.06-1 Index	CITI	0.180%	07/25/2045	6,639	(861)	(713)	(148)
ABX.HE.PENAAA.06-1 Index	CSFB	0.180%	07/25/2045	3,319	(431)	(357)	(74)
ABX.HE.PENAAA.06-1 Index	DUB	0.180%	07/25/2045	1,527	(198)	(237)	39
ABX.HE.PENAAA.06-1 Index	MSC	0.180%	07/25/2045	133	(17)	(16)	(1)
CDX.IG-7 5-Year Index 10-15%	GSC	0.060%	12/20/2011	25,000	(22)	0	(22)
CDX.IG-7 5-Year Index 10-15%	JPM	0.068%	12/20/2011	75,000	(59)	0	(59)
CDX.IG-7 10-Year Index 15-30%	DUB	0.157%	12/20/2016	25,000	(848)	0	(848)
CDX.IG-7 10-Year Index 15-30%	GSC	0.152%	12/20/2016	25,000	(854)	0	(854)
CDX.IG-7 10-Year Index 15-30%	MLP	0.144%	12/20/2016	25,000	(866)	0	(866)

					$(5,460)	$(2,675)	$(2,785)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	CSFB	$23,800	$(2,129)	$(1,315)	$(814)
Receive	3-Month USD-LIBOR	3.000%	12/15/2015	MSC	31,600	(1,322)	(362)	(960)

						$(3,451)	$(1,677)	$(1,774)

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$229,084	$0	$229,084
Industrials	0	18,467	30,052	48,519
Utilities	0	5,724	0	5,724
Municipal Bonds & Notes
Michigan	0	5,035	0	5,035
U.S. Government Agencies	0	198,187	589	198,776
U.S. Treasury Obligations	0	1,809	0	1,809
Mortgage-Backed Securities	0	886,550	0	886,550
Asset-Backed Securities	0	127,768	80,789	208,557
Sovereign Issues	0	9,997	0	9,997
Preferred Securities
Banking & Finance	0	0	2,038	2,038
Short-Term Instruments
Repurchase Agreements	0	1,694	0	1,694
U.S. Treasury Bills	0	7,673	0	7,673
PIMCO Short-Term Floating NAV Portfolio	50,727	0	0	50,727
	$50,727	$1,491,988	$113,468	$1,656,183

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,118	125	4,243
	$0	$4,118	$125	$4,243

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,130)	0	(3,130)
Interest Rate Contracts	0	(1,774)	0	(1,774)
	$0	$(4,904)	$0	$(4,904)

Totals	$50,727	$1,491,202	$113,593	$1,655,522

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$30,052	$0	$30,052	$0
U.S. Government Agencies	650	0	(58)	2	2	(7)	0	0	589	(5)
Mortgage-Backed Securities	61,331	6,882	(36,955)	96	831	(21)	0	(32,164)	0	0
Asset-Backed Securities	44,523	41,200	(5,069)	518	72	(455)	0	0	80,789	(609)
Preferred Securities
Banking & Finance	2,176	0	0	0	0	(138)	0	0	2,038	(138)

	$108,680	$48,082	$(42,082)	$616	$905	$(621)	$30,052	$(32,164)	$113,468	$(752)

Financial Derivative Instruments (7) - Assets
Credit Contracts	194	0	0	0	0	(69)	0	0	125	(69)

	$194	$0	$0	$0	$0	$(69)	$0	$0	$125	$(69)

Totals	$108,874	$48,082	$(42,082)	$616	$905	$(690)	$30,052	$(32,164)	$113,593	$(821)

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2010 may be due to premiums on swaps that closed during the period.

Schedule of Investments

PIMCO U.S. Government Sector Portfolio

December 31, 2010 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 2.6%
BANKING & FINANCE 2.6%
Bear Stearns Cos. LLC
0.496% due 08/15/2011	$100	$100
Goldman Sachs Group, Inc.
0.690% due 10/07/2011	2,000	2,005
JPMorgan Chase & Co.
0.459% due 01/17/2011	400	400
Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012 (c)	100,000	100,886
3.500% due 03/10/2014	200	213
Morgan Stanley
0.539% due 01/09/2012	100	100
SovRisc BV
5.250% due 04/30/2011	3,286	3,342
U.S. Trade Funding Corp.
4.260% due 11/15/2014	5,042	5,329

		112,375

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	450	486

Total Corporate Bonds & Notes (Cost $111,526)		112,861

MUNICIPAL BONDS & NOTES 0.1%
CALIFORNIA 0.0%
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	2,020	1,881

IOWA 0.1%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,230	2,051

NEW YORK 0.0%
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,136

Total Municipal Bonds & Notes (Cost $5,190)		5,068

U.S. GOVERNMENT AGENCIES 32.8%
Egypt Government AID Bond
4.450% due 09/15/2015	35,000	38,403
Fannie Mae
0.321% due 12/25/2036	1,779	1,757
0.381% due 03/25/2034	1,384	1,372
0.391% due 03/25/2036	1,478	1,376
0.481% due 07/25/2032	774	758
0.501% due 06/25/2033	975	928
0.521% due 06/25/2032	2	2
0.581% due 03/25/2032	564	532
0.601% due 11/25/2032	6	6
0.611% due 05/25/2042	734	735
0.731% due 08/25/2021 - 03/25/2022	89	90
0.750% due 12/18/2013	100,000	98,955
0.881% due 08/25/2022	27	27
0.981% due 04/25/2022	42	42
1.161% due 04/25/2032	694	707
1.530% due 02/01/2041 - 10/01/2044	11,612	11,595
1.625% due 10/26/2015	220,000	214,676
1.730% due 11/01/2030	1	2
2.250% due 12/01/2032	7	7
2.298% due 11/01/2035	705	723
2.299% due 06/01/2021	1,558	1,611
2.333% due 11/01/2035	1,179	1,211
2.375% due 09/01/2022	5	5
2.377% due 10/01/2032	44	46
2.386% due 07/01/2018	426	429
2.420% due 09/01/2028	33	34
2.473% due 05/01/2025	13	14
2.487% due 12/01/2035	373	389
2.489% due 12/01/2022	36	37
2.501% due 06/01/2032	2	2
2.513% due 12/01/2029	9	10
2.524% due 09/01/2031	67	70
2.525% due 12/01/2031	10	11
2.540% due 01/01/2036	4,468	4,679
2.650% due 05/01/2032	4	4
2.682% due 08/01/2036	527	552
2.750% due 05/01/2022	12	12
2.756% due 01/01/2029	16	16
2.847% due 10/01/2025	36	37
2.904% due 11/01/2020	24	25
2.970% due 02/01/2026	12	12
2.972% due 03/01/2026	20	21
2.982% due 03/01/2018	19	19
3.344% due 12/01/2029	25	25
3.372% due 09/01/2033	3	3
3.433% due 09/01/2017	21	21
3.462% due 01/01/2018	12	12
3.542% due 12/01/2029	8	8
3.605% due 01/01/2018	17	17
4.097% due 08/01/2028	13	13
4.500% due 02/25/2017 - 03/25/2018	3,849	3,927
4.625% due 05/01/2013	11,757	12,646
4.650% due 08/01/2014	23	23
4.756% due 03/01/2035	2,309	2,404
5.000% due 01/25/2017 - 02/25/2017	964	977
5.247% due 09/01/2026	571	573
5.250% due 08/01/2012	50,000	53,435
5.399% due 06/01/2025	18	18
5.500% due 03/25/2028 - 11/01/2036	5,923	6,210
5.650% due 11/01/2014	13	13
5.800% due 02/09/2026	30,000	30,133
5.950% due 02/25/2044	2,743	3,022
6.000% due 06/01/2037	911	992
Farmer Mac
7.373% due 07/25/2011	1,432	1,428
Federal Home Loan Bank
4.625% due 09/11/2020	31,800	34,239
Financing Corp.
0.000% due 06/06/2013	70	68
Freddie Mac
0.000% due 12/11/2025	9,084	4,416
0.501% due 07/25/2031	384	335
0.610% due 12/15/2030 - 06/15/2031	1,050	1,051
0.660% due 11/15/2016 - 03/15/2017	1,268	1,270
0.760% due 06/15/2030 - 12/15/2032	541	545
0.810% due 06/15/2031	199	200
1.012% due 02/15/2027	18	18
1.013% due 03/30/2015	2,000	2,016
1.542% due 10/25/2044 - 02/25/2045	6,762	6,635
1.742% due 07/25/2044	3,374	3,309
1.750% due 09/10/2015	150,000	147,604
2.176% due 02/01/2024	42	44
2.380% due 07/01/2020	127	132
2.479% due 12/01/2031	8	8
2.500% due 12/01/2031	59	61
2.515% due 04/01/2027	12	12
2.544% due 01/01/2032	37	39
2.583% due 05/01/2032	19	20
2.600% due 02/01/2032	24	25
2.603% due 03/01/2025	1	1
2.606% due 08/01/2031	3	3
2.624% due 06/01/2035	9,462	9,872
2.748% due 10/01/2031	9	9
2.749% due 07/01/2029	18	19
3.007% due 08/01/2019	41	42
3.334% due 02/01/2018	44	46
4.069% due 08/01/2020	28	29
4.123% due 02/01/2025	10	10
4.125% due 09/27/2013	100,000	108,434
4.250% due 05/22/2013	20	22
4.500% due 04/02/2014 - 09/15/2035	68,690	74,141
4.672% due 02/01/2035	4,349	4,549
5.000% due 01/30/2014 - 01/15/2034	186,067	207,194
5.084% due 03/01/2035	359	379
5.400% due 03/17/2021	500	550
5.500% due 08/15/2030 - 10/01/2039	1,659	1,770
6.500% due 10/25/2043	1,472	1,697
Ginnie Mae
2.625% due 07/20/2025 - 08/20/2026	833	854
3.125% due 10/20/2023 - 10/20/2024	117	121
3.250% due 02/20/2030	1,554	1,602
3.375% due 04/20/2023 - 04/20/2032	1,374	1,417
5.000% due 05/20/2034	29,518	30,090
8.500% due 03/20/2025	59	67
Israel Government AID Bond
0.000% due 11/01/2024	178,000	95,663
5.500% due 09/18/2023 - 04/26/2024	98,505	113,146
Residual Funding Strip
0.000% due 10/15/2019 - 01/15/2030	18,080	7,640
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	672	673
1.000% due 03/25/2025 - 07/25/2025	557	559
1.100% due 01/25/2019 - 11/25/2024	717	720
4.500% due 03/01/2023	782	824
4.760% due 09/01/2025	21,862	23,227
4.770% due 04/01/2024	6,210	6,591
4.875% due 09/10/2013	989	1,039
4.930% due 01/01/2024	4,833	5,152
5.136% due 08/10/2013	4,926	5,223
5.240% due 08/01/2023	3,171	3,363
7.060% due 11/01/2019	586	648
7.220% due 11/01/2020	722	801

Tennessee Valley Authority
5.500% due 06/15/2038	35,000	38,476
U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	4,000	4,446
5.190% due 08/01/2016	5,000	5,468

Total U.S. Government Agencies (Cost $1,437,316)		1,456,463

U.S. TREASURY OBLIGATIONS 46.6%
U.S. Treasury Bonds
4.500% due 08/15/2039	20,000	20,540
6.125% due 11/15/2027	339	426
8.000% due 11/15/2021 (d)	1,000	1,414
8.125% due 05/15/2021	45,400	64,454
U.S. Treasury Notes
0.500% due 11/30/2012	7,900	7,891
1.375% due 05/15/2013	13,600	13,798
2.500% due 06/30/2017	298,000	296,929
2.750% due 11/30/2016	108,000	110,253
2.750% due 05/31/2017	393,200	398,269
3.000% due 02/28/2017	258,000	266,103
3.125% due 04/30/2017	200,000	207,265
3.625% due 08/15/2019 (d)	654,151	683,486

Total U.S. Treasury Obligations (Cost $2,116,649)		2,070,828

MORTGAGE-BACKED SECURITIES 6.9%
Bear Stearns Adjustable Rate Mortgage Trust
2.761% due 04/25/2033	28	28
2.850% due 04/25/2033	388	378
2.909% due 11/25/2034	3,509	3,286
3.102% due 02/25/2033	95	89
3.113% due 01/25/2034	741	713
5.421% due 04/25/2033	451	444
Bear Stearns Alt-A Trust
0.421% due 02/25/2034	4,358	3,480
5.208% due 11/25/2036	27,346	17,095
5.305% due 11/25/2036	36,311	22,746
Bear Stearns Mortgage Funding Trust
0.331% due 02/25/2037	127	126
CBA Commercial Small Balance Commercial Mortgage
0.541% due 12/25/2036	3,178	2,486
CC Mortgage Funding Corp.
0.391% due 05/25/2048	6,922	3,168
0.511% due 08/25/2035	1,440	941
Citigroup Mortgage Loan Trust, Inc.
2.820% due 12/25/2035	2,807	2,576
Countrywide Alternative Loan Trust
0.421% due 02/25/2047	1,340	876
0.441% due 02/20/2047	11,717	6,863
0.441% due 05/25/2047	8,390	4,886
0.461% due 05/25/2036	831	471
0.471% due 05/25/2035	1,777	1,186
0.471% due 03/20/2046	8,970	5,194
0.541% due 12/25/2035	642	457
1.328% due 02/25/2036	826	574
5.500% due 03/25/2036	4,076	3,290
Countrywide Home Loan Mortgage Pass-Through Trust
0.491% due 05/25/2035	2,964	2,026
0.551% due 04/25/2035	635	434
0.591% due 02/25/2035	1,858	1,429
0.601% due 02/25/2035	1,113	851
3.431% due 04/25/2035	1,009	681
5.448% due 09/20/2036	13,191	8,253
Credit Suisse First Boston Mortgage Securities Corp.
2.028% due 05/25/2032	42	42
2.739% due 06/25/2032	52	45
Downey Savings & Loan Association Mortgage Loan Trust
0.521% due 08/19/2045	1,437	1,001
First Republic Mortgage Loan Trust
0.741% due 06/25/2030	510	493
0.760% due 11/15/2030	615	600
Greenpoint Mortgage Funding Trust
0.341% due 01/25/2047	2,722	2,608
0.481% due 06/25/2045	1,345	906
GS Mortgage Securities Corp. II
0.356% due 03/06/2020	10,013	9,773
GSR Mortgage Loan Trust
3.082% due 04/25/2036	9,488	7,911
GSRPM Mortgage Loan Trust
0.961% due 01/25/2032	123	115
Harborview Mortgage Loan Trust
0.391% due 04/19/2038	3,541	2,301
0.481% due 05/19/2035	3,723	2,447
0.631% due 02/19/2034	916	835
Impac CMB Trust
1.261% due 07/25/2033	162	145
Indymac Index Mortgage Loan Trust
0.581% due 02/25/2035	5,324	3,643
JPMorgan Mortgage Trust
2.974% due 07/25/2035	3,563	3,458
4.199% due 02/25/2036	5,380	4,718
MASTR Adjustable Rate Mortgages Trust
2.852% due 05/25/2034	485	385
MASTR Asset Securitization Trust
4.500% due 03/25/2018	90	89
5.500% due 09/25/2033	608	626
Merrill Lynch Floating Trust
0.330% due 06/15/2022	2,594	2,518
Merrill Lynch Mortgage Investors, Inc.
1.946% due 12/25/2032	307	308
Morgan Stanley Capital I
0.321% due 10/15/2020	11,027	10,606
4.490% due 01/13/2041	101	104
Prime Mortgage Trust
5.000% due 02/25/2019	1,497	1,529
Residential Accredit Loans, Inc.
0.561% due 08/25/2035	2,644	1,782
0.661% due 03/25/2033	3,400	3,056
1.688% due 09/25/2045	1,087	680
Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	20	20
8.500% due 10/25/2031	1,113	1,129
Residential Funding Mortgage Securities I
6.500% due 03/25/2032	113	116
Sequoia Mortgage Trust
0.611% due 10/19/2026	2,103	1,825
0.611% due 07/20/2033	3,191	3,029
0.731% due 07/20/2033	2,244	1,354
Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/2035	885	519
Structured Asset Mortgage Investments, Inc.
0.361% due 09/25/2047	237	238
0.481% due 05/25/2036	34,977	20,827
0.611% due 03/19/2034	973	880
0.841% due 07/19/2034	491	446
Structured Asset Securities Corp.
0.311% due 05/25/2036	377	370
2.856% due 10/25/2035	1,924	1,547
TBW Mortgage-Backed Pass-Through Certificates
0.371% due 01/25/2037	87	85
Thornburg Mortgage Securities Trust
0.361% due 03/25/2037	11,218	10,955
0.371% due 11/25/2046	8,273	8,167
0.381% due 10/25/2046	10,482	10,392
Wachovia Bank Commercial Mortgage Trust
0.351% due 09/15/2021	23,557	22,960
WaMu Mortgage Pass-Through Certificates
0.491% due 04/25/2045	4,203	3,545
0.521% due 11/25/2045	2,971	2,516
0.531% due 12/25/2045	1,748	1,515
1.058% due 01/25/2047	2,420	1,622
1.138% due 12/25/2046	4,868	3,518
1.308% due 06/25/2046	6,663	5,092
1.328% due 02/25/2046	4,949	3,830
1.528% due 11/25/2042	1,019	907
1.538% due 05/25/2041	337	326
2.785% due 03/25/2034	476	451
3.154% due 05/25/2046	1,237	901
3.154% due 07/25/2046	12,023	8,834
3.154% due 08/25/2046	30,227	23,023
3.154% due 09/25/2046	4,921	3,716
3.154% due 10/25/2046	2,574	1,977
3.154% due 12/25/2046	2,722	2,091
Washington Mutual MSC Mortgage Pass-Through Certificates
2.510% due 05/25/2033	85	81
2.720% due 02/25/2033	3	3
2.766% due 02/25/2033	41	38
Wells Fargo Mortgage-Backed Securities Trust
2.831% due 07/25/2035	575	574
4.468% due 11/25/2033	283	293

Total Mortgage-Backed Securities (Cost $406,350)		307,463

ASSET-BACKED SECURITIES 1.1%
Accredited Mortgage Loan Trust
0.311% due 02/25/2037	106	106
ACE Securities Corp.
0.311% due 08/25/2036	506	463
Asset-Backed Securities Corp. Home Equity
0.341% due 05/25/2037	419	361
0.780% due 06/15/2031	439	394
0.800% due 11/15/2031	36	32
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/2036	921	887
0.331% due 12/25/2036	578	536
0.341% due 10/25/2036	667	626
0.371% due 11/25/2036	6,084	4,127
0.921% due 10/25/2032	106	94
Carrington Mortgage Loan Trust
0.311% due 10/25/2036	263	260
0.311% due 12/25/2036	1,355	1,231
0.421% due 01/25/2036	211	210
0.581% due 10/25/2035	1,205	1,148
CIT Group Home Equity Loan Trust
0.531% due 06/25/2033	251	231
Citigroup Mortgage Loan Trust, Inc.
0.301% due 12/25/2036	1,183	1,138
0.321% due 05/25/2037	1,008	958
0.371% due 08/25/2036	864	783
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,344	1,040
Countrywide Asset-Backed Certificates
0.311% due 05/25/2047	276	275
0.341% due 10/25/2047	540	532

0.361% due 09/25/2037	643	618
0.361% due 09/25/2047	980	952
0.421% due 02/25/2036	19	19
0.441% due 09/25/2036	2,583	2,192
0.451% due 06/25/2036	1,839	1,600
Credit Suisse First Boston Mortgage Securities Corp.
0.881% due 01/25/2032	125	104
Credit-Based Asset Servicing & Securitization LLC
0.331% due 01/25/2037	1,494	605
First Franklin Mortgage Loan Asset-Backed Certificates
0.631% due 12/25/2034	15	15
GE-WMC Mortgage Securities LLC
0.301% due 08/25/2036	112	45
GSAMP Trust
0.331% due 12/25/2036	1,285	940
0.351% due 11/25/2035	253	51
Home Equity Asset Trust
0.321% due 05/25/2037	519	503
1.181% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
0.311% due 10/25/2036	833	653
0.311% due 12/25/2036	425	405
Indymac Residential Asset-Backed Trust
0.341% due 07/25/2037	32	32
0.391% due 04/25/2047	611	603
IXIS Real Estate Capital Trust
0.321% due 05/25/2037	49	16
JPMorgan Mortgage Acquisition Corp.
0.311% due 10/25/2036	1,661	1,612
0.321% due 03/25/2047	1,066	834
0.341% due 08/25/2036	68	22
0.341% due 03/25/2037	631	593
L.A. Arena Funding LLC
7.656% due 12/15/2026	69	72
Lehman ABS Mortgage Loan Trust
0.351% due 06/25/2037	1,047	436
Long Beach Mortgage Loan Trust
0.541% due 10/25/2034	1,548	1,280
MASTR Asset-Backed Securities Trust
0.311% due 11/25/2036	165	74
0.321% due 11/25/2036	27	27
0.341% due 05/25/2037	932	900
Merrill Lynch First Franklin Mortgage Loan Trust
0.321% due 07/25/2037	841	837
Merrill Lynch Mortgage Investors, Inc.
0.331% due 07/25/2037	196	194
0.381% due 02/25/2037	689	479
Mid-State Trust
7.340% due 07/01/2035	231	242
Morgan Stanley ABS Capital I
0.301% due 10/25/2036	188	188
0.311% due 11/25/2036	75	74
0.321% due 05/25/2037	1,281	1,112
Morgan Stanley Home Equity Loan Trust
0.311% due 12/25/2036	755	738
Morgan Stanley IXIS Real Estate Capital Trust
0.311% due 11/25/2036	90	89
Morgan Stanley Mortgage Loan Trust
0.331% due 01/25/2047	1,117	1,025
Nationstar Home Equity Loan Trust
0.321% due 03/25/2037	2	2
0.381% due 04/25/2037	457	448
New Century Home Equity Loan Trust
0.441% due 05/25/2036	1,669	1,172
0.521% due 06/25/2035	796	765
Option One Mortgage Loan Trust
0.321% due 07/25/2037	700	671
Renaissance Home Equity Loan Trust
0.961% due 08/25/2032	2	2
Residential Asset Mortgage Products, Inc.
0.331% due 02/25/2037	205	204
Residential Asset Securities Corp.
0.321% due 01/25/2037	114	114
0.331% due 02/25/2037	292	287
0.371% due 04/25/2037	542	531
Salomon Brothers Mortgage Securities VII, Inc.
1.212% due 01/25/2032	147	129
Saxon Asset Securities Trust
0.781% due 08/25/2032	4	4
Securitized Asset-Backed Receivables LLC Trust
0.301% due 01/25/2037	1,046	993
0.321% due 12/25/2036	2,300	877
0.341% due 11/25/2036	915	339
Soundview Home Equity Loan Trust
0.321% due 11/25/2036	800	291
0.341% due 06/25/2037	1,328	1,194
Specialty Underwriting & Residential Finance
0.321% due 01/25/2038	1,228	1,153
Structured Asset Investment Loan Trust
0.311% due 07/25/2036	404	402
Structured Asset Securities Corp.
0.341% due 01/25/2037	368	360
0.361% due 01/25/2037	1,151	825
0.661% due 05/25/2034	430	394
Truman Capital Mortgage Loan Trust
0.601% due 01/25/2034	13	12
WAMU Asset-Backed Certificates
0.311% due 01/25/2037	886	863

Total Asset-Backed Securities (Cost $58,466)		47,646

SHORT-TERM INSTRUMENTS 9.3%
COMMERCIAL PAPER 0.4%
Freddie Mac
0.203% due 06/22/2011	15,680	15,669

REPURCHASE AGREEMENTS 1.0%
Barclay’s Capital, Inc.
0.250% due 01/03/2011	39,000	39,000
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $40,040. Repurchase proceeds are $39,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2011	5,514	5,514
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $5,629. Repurchase proceeds are $5,514.)

		44,514

U.S. TREASURY BILLS 0.0%
0.180% due 06/09/2011 (b)	1,220	1,219

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 7.9%
	35,180,563	352,369

Total Short-Term Instruments (Cost $413,820)		413,771

Total Investments 99.4% (Cost $4,549,317)		$4,414,100
Other Assets and Liabilities (Net) 0.6%		28,477

Net Assets 100.0%		$4,442,577

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Affiliated to the Portfolio.

(b)	Securities with an aggregate market value of $1,219 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2010.

(c)	The average amount of borrowings while outstanding during the period ended December 31, 2010 was $264,495 at a weighted average interest rate of 0.201%. On December 31, 2010, securities valued at $3,027 were pledged as collateral for reverse repurchase agreements.

(d)	Securities with an aggregate market value of $53,224 and cash of $9 have been pledged as collateral for the following open futures contracts on December 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	5,200	$(162)
90-Day Eurodollar June Futures	Long	06/2011	5,826	46
90-Day Eurodollar June Futures	Long	06/2012	9,000	(9,056)
90-Day Eurodollar March Futures	Long	03/2011	14,136	7,561
90-Day Eurodollar March Futures	Long	03/2012	10,411	(2,287)
90-Day Eurodollar September Futures	Long	09/2012	2,600	(3,575)
U.S. Treasury 5-Year Note March Futures	Long	03/2011	17,387	(33,666)
U.S. Treasury 30-Year Bond March Futures	Long	03/2011	417	1,244

				$(39,895)

(e)	Swap agreements outstanding on December 31, 2010:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	2.000%	12/15/2012	MSC	$343,000	$8,472	$4,425	$4,048
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS	223,600	20,005	9,042	10,962
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS	217,000	19,612	8,886	10,726
Pay	3-Month USD-LIBOR	3.000%	12/15/2015	MSC	230,000	9,621	5,168	4,452

						$57,710	$27,521	$30,188

(f)	Short sales outstanding on December 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2041	$11,000	$11,767	$11,770

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$112,375	$0	$112,375
Industrials	0	486	0	486
Municipal Bonds & Notes
California	0	1,881	0	1,881
Iowa	0	2,051	0	2,051
New York	0	1,136	0	1,136
U.S. Government Agencies	0	1,455,035	1,428	1,456,463
U.S. Treasury Obligations	0	2,070,828	0	2,070,828
Mortgage-Backed Securities	0	307,463	0	307,463
Asset-Backed Securities	0	47,646	0	47,646
Short-Term Instruments
Commercial Paper	0	15,669	0	15,669
Repurchase Agreements	0	44,514	0	44,514
U.S. Treasury Bills	0	1,219	0	1,219
PIMCO Short-Term Floating NAV Portfolio	352,369	0	0	352,369
	$352,369	$4,060,303	$1,428	$4,414,100
Short Sales, at value	$0	$(11,770)	$0	$(11,770)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$8,851	$30,188	$0	$39,039

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(48,746)	$0	$0	$(48,746)

Totals	$312,474	$4,078,721	$1,428	$4,392,623

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ending December 31, 2010:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2010
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$7,070	$0	$(1,691)	$0	$(1)	$(49)	$0	$(5,329)	$0	$0
U.S. Government Agencies	1,570	0	(138)	(10)	(1)	7	0	0	1,428	6
Mortgage-Backed Securities	2,270	0	(198)	0	0	414	0	(2,486)	0	0

	$10,910	$0	$(2,027)	$(10)	$(2)	$372	$0	$(7,815)	$1,428	$6

(1)	See note 5 in the Supplementary Notes to Schedule of Investments for additional information.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

1. Basis for Consolidation of the PIMCO CommoditiesPLUSTM Short Strategy Fund

The PIMCO Cayman Commodity Fund IV Ltd. (the “CPSS Subsidiary”), a Cayman Islands exempted company, was incorporated on April 14, 2010 as a wholly owned subsidiary acting as an investment vehicle for the PIMCO CommoditiesPLUSTM Short Strategy Fund (the “CPSS Fund”) in order to effect certain investments for the CPSS Fund consistent with the CPSS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CPSS Fund and the CPSS Subsidiary on May 7, 2010, comprising the entire issued share capital of the CPSS Subsidiary with the intent that the CPSS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CPSS Subsidiary, shares issued by the CPSS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CPSS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CPSS Subsidiary. As of December 31, 2010, net assets of the CPSS Fund were approximately $3.6 million, of which approximately $1.1 million, or approximately 29.9%, represented the CPSS Fund’s ownership of all issued shares and voting rights of the CPSS Subsidiary.

2. Basis for Consolidation of the PIMCO CommoditiesPLUSTM Strategy Fund

The PIMCO Cayman Commodity Fund III Ltd. (the “CPS Subsidiary”), a Cayman Islands exempted company, was incorporated on April 14, 2010 as a wholly owned subsidiary acting as an investment vehicle for the PIMCO CommoditiesPLUSTM Strategy Fund (the “CPS Fund”) in order to effect certain investments for the CPS Fund consistent with the CPS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CPS Fund and the CPS Subsidiary on May 7, 2010, comprising the entire issued share capital of the CPS Subsidiary with the intent that the CPS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CPS Subsidiary, shares issued by the CPS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CPS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CPS Subsidiary. As of December 31, 2010, net assets of the CPS Fund were approximately $993.5 million, of which approximately $219.4 million, or approximately 22.1%, represented the CPS Fund’s ownership of all issued shares and voting rights of the CPS Subsidiary.

3. Basis for Consolidation of the PIMCO CommodityRealReturn Strategy Fund®

The PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the PIMCO CommodityRealReturn Strategy Fund ® (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of December 31, 2010, net assets of the CRRS Fund were approximately $23.9 billion, of which approximately $6.1 billion, or approximately 25.7%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

4. Basis for Consolidation of the PIMCO Global Multi-Asset Fund

The PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of December 31, 2010, net assets of the GMA Fund were approximately $3.3 billion, of which approximately $157.3 million, or approximately 4.7%, represented the GMA Fund’s ownership of all issued shares and voting rights of the GMA Subsidiary.

5. Significant Accounting Policies

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

6. Federal Income Tax Matters

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax position for all open tax years, and concluded that the adoptions had no effect on the Funds’ financial position or results of operations. As of December 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CPSS, CPS, CRRS and GMA Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CPPS, CPS, CRRS and GMA Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, a subsidiary incurs taxable losses (and other deductible items) exceeding its income and gains, the net loss will not pass through to the CPPS, CPS CRRS and GMA Funds as a deductible amount for Federal income tax purposes. Note that the loss from a subsidiary’s contemplated activities also cannot be carried forward to reduce future subsidiary income in subsequent years. However, if a subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CPSS, CPS, CRRS and GMA Funds as income for Federal income tax purposes.

As of December 31, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO All Asset All Authority Fund	$300,254	$(409,132)	$(108,878)
PIMCO All Asset Fund	966,696	(246,251)	720,445
PIMCO California Intermediate Municipal Bond Fund	2,492	(1,933)	559
PIMCO California Short Duration Municipal Income Fund	2,822	(1,309)	1,513
PIMCO CommoditiesPLUS Short Strategy Fund	12	(4)	8
PIMCO CommoditiesPLUSTM Strategy Fund	3,453	(2,319)	1,134
PIMCO CommodityRealReturn Strategy Fund®	365,286	(152,898)	212,388
PIMCO Convertible Fund	118,034	(16,293)	101,741
PIMCO Developing Local Markets Fund	59,875	(26,448)	33,427
PIMCO Diversified Income Fund	183,695	(48,941)	134,754
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	23,523	(13,229)	10,294
PIMCO Emerging Local Bond Fund	363,965	(45,626)	318,339
PIMCO Emerging Markets and Infrastructure Bond Fund	6,175	(3,166)	3,009
PIMCO Emerging Markets Bond Fund	239,741	(13,588)	226,153
PIMCO Extended Duration Fund	8,162	(11,267)	(3,105)
PIMCO Floating Income Fund	50,282	(33,279)	17,003
PIMCO Foreign Bond Fund (Unhedged)	77,918	(114,484)	(36,566)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	121,178	(74,338)	46,840
PIMCO Fundamental Advantage Total Return Strategy Fund	71,629	(38,841)	32,788
PIMCO Fundamental IndexPLUSTM Fund	2,209	(4,460)	(2,251)
PIMCO Fundamental IndexPLUSTM TR Fund	9,721	(8,425)	1,296
PIMCO Global Advantage Strategy Bond Fund	57,156	(30,264)	26,892
PIMCO Global Bond Fund (Unhedged)	29,099	(35,011)	(5,912)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	7,327	(5,979)	1,348
PIMCO Global Multi-Asset Fund	161,068	(18,399)	142,669
PIMCO GNMA Fund	27,772	(7,168)	20,604
PIMCO Government Money Market Fund	0	0	0
PIMCO High Yield Fund	793,355	(199,546)	593,809
PIMCO High Yield Municipal Bond Fund	5,866	(30,573)	(24,707)
PIMCO High Yield Spectrum Fund	2,740	(712)	2,028
PIMCO Income Fund	137,018	(43,939)	93,079
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	4,738	(3,642)	1,096
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	6,748	(9,402)	(2,654)
PIMCO Investment Grade Corporate Bond Fund	344,213	(45,422)	298,791
PIMCO Long Duration Total Return Fund	245,983	(88,067)	157,916
PIMCO Long-Term Credit Fund	93,297	(15,102)	78,195
PIMCO Long-Term U.S. Government Fund	20,873	(41,619)	(20,746)
PIMCO Low Duration Fund	477,119	(248,089)	229,030
PIMCO Low Duration Fund II	11,619	(4,452)	7,167
PIMCO Low Duration Fund III	4,036	(2,186)	1,850
PIMCO Moderate Duration Fund	70,617	(23,455)	47,162
PIMCO Money Market Fund	0	0	0
PIMCO Mortgage-Backed Securities Fund	15,405	(13,195)	2,210
PIMCO Municipal Bond Fund	6,099	(14,652)	(8,553)
PIMCO MuniGO Fund	405	(464)	(59)
PIMCO New York Municipal Bond Fund	5,803	(2,150)	3,653
PIMCO Real IncomeTM 2019 Fund	289	(33)	256
PIMCO Real IncomeTM 2029 Fund	194	(3)	191
PIMCO Real Return Asset Fund	52,059	(49,147)	2,912
PIMCO Real Return Fund	575,103	(211,192)	363,911
PIMCO RealEstateRealReturn Strategy Fund	5,337	(22,092)	(16,755)
PIMCO RealRetirement® 2010 Fund	154	(529)	(375)
PIMCO RealRetirement® 2020 Fund	164	(601)	(437)
PIMCO RealRetirement® 2030 Fund	171	(589)	(418)
PIMCO RealRetirement® 2040 Fund	157	(606)	(449)
PIMCO RealRetirement® 2050 Fund	166	(550)	(384)
PIMCO Short Duration Municipal Income Fund	2,765	(4,371)	(1,606)
PIMCO Short-Term Fund	93,504	(85,368)	8,136
PIMCO Small Cap StocksPLUS® TR Fund	5,351	(2,757)	2,594
PIMCO StocksPLUS® Fund	14,822	(11,222)	3,600
PIMCO StocksPLUS® Long Duration Fund	22,512	(7,720)	14,792
PIMCO StocksPLUS® Total Return Fund	7,422	(8,976)	(1,554)
PIMCO StocksPLUS® TR Short Strategy Fund	29,285	(19,120)	10,165
PIMCO Tax Managed Real Return Fund	213	(498)	(285)
PIMCO Total Return Fund	8,667,573	(2,344,649)	6,322,924
PIMCO Total Return Fund II	114,359	(35,360)	78,999
PIMCO Total Return Fund III	130,557	(40,583)	89,974
PIMCO Unconstrained Bond Fund	370,278	(139,247)	231,031
PIMCO Unconstrained Tax Managed Bond Fund	3,703	(1,814)	1,889
PIMCO Asset-Backed Securities Portfolio	22,448	(96,281)	(73,833)
PIMCO Developing Local Markets Portfolio	13,563	(5,747)	7,816
PIMCO Emerging Markets Portfolio	47,382	(7,852)	39,530
PIMCO FX Strategies Portfolio	195	(187)	8
PIMCO High Yield Portfolio	38,943	(18,268)	20,675
PIMCO International Portfolio	85,083	(86,869)	(1,786)
PIMCO Investment Grade Corporate Portfolio	375,879	(51,477)	324,402
PIMCO Long Duration Corporate Bond Portfolio	268,842	(48,301)	220,541
PIMCO Mortgage Portfolio	155,441	(173,404)	(17,963)
PIMCO Municipal Sector Portfolio	38,610	(24,001)	14,609
PIMCO Real Return Portfolio	18,445	(10,959)	7,486
PIMCO Short-Term Floating NAV Portfolio	15,667	(1,610)	14,057
PIMCO Short-Term Floating NAV Portfolio II	1,118	(33)	1,085
PIMCO Short-Term Portfolio	32,208	(116,089)	(83,881)
PIMCO U.S. Government Sector Portfolio	37,359	(172,576)	(135,217)

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	SOG	Societe Generale
BOA	Bank of America	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.
CSFB	Credit Suisse First Boston	MSC	Morgan Stanley
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EGP	Egyptian Pound	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	UYU	Uruguayan Peso
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJUBS	Dow Jones-UBS Commodity Index	eRAFI EM	eRAFI Emerging Markets Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	ENHGD84T	Dow Jones-AIG E84 Total Return
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	FRCPXTOB	France Consumer Price ex-Tobacco Index
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	LPP2TR	Pure Beta Plus II Total Return Index Value
BXCS1469	Commodity Strategy 1469 Copper 3 Month Deferred Total Return	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.HY	Credit Derivatives Index - High Yield	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CMBX	Commercial Mortgage-Backed Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	RPI	Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EAFE	Europe, Australasia, and Far East Stock Index	SPGCWHP	S&P GSCI Wheat Index
DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	eRAFI	enhanced Research Affiliates Fundamental Index	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration	ICR	Insured Custodial Receipts
AMBAC	American Municipal Bond Assurance Corp.	FHLMC	Federal Home Loan Mortgage Corp.	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association	PSF	Public School Fund
CM	California Mortgage Insurance	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CR	Custodial Receipts	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
FDIC	Federal Deposit Insurance Corporation	HUD	U.S. Department of Housing and Urban Development	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
AID	Agency International Development	KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	WIBOR	Warsaw Interbank Offered Rate
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
CMBS	Collateralized Mortgage-Backed Security	M-S-R	Mechanical Systems Review
CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust

Item 2. Controls and Procedures.

(a)	The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Brent R. Harris
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brent R. Harris
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 24, 2011

By:	/s/ John P. Hardaway
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	February 24, 2011